UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset All Authority Portfolio
•	PIMCO All Asset Portfolio
•	PIMCO Balanced Allocation Portfolio
•	PIMCO CommodityRealReturn Strategy Portfolio
•	PIMCO Emerging Markets Bond Portfolio
•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)
•	PIMCO Foreign Bond Portfolio (Unhedged)
•	PIMCO Global Bond Portfolio (Unhedged)
•	PIMCO Global Core Bond (Hedged) Portfolio
•	PIMCO Global Diversified Allocation Portfolio
•	PIMCO Global Multi-Asset Managed Allocation Portfolio
•	PIMCO High Yield Portfolio
•	PIMCO Income Portfolio
•	PIMCO Long-Term U.S. Government Portfolio
•	PIMCO Low Duration Portfolio
•	PIMCO Real Return Portfolio
•	PIMCO Short-Term Portfolio
•	PIMCO Total Return Portfolio
•	PIMCO Unconstrained Bond Portfolio

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO All Asset Portfolio

Share Classes

∎	Institutional
∎	M
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO All Asset Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance, or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, issuer non-diversification risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility for the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Underlying PIMCO Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio

4	PIMCO VARIABLE INSURANCE TRUST

securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset Portfolio	04/30/03	01/31/06	04/30/04	04/30/03	04/30/04	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

SEMIANNUAL REPORT	JUNE 30, 2017	5

Important Information About the PIMCO All Asset Portfolio (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings

as of 06/30/20171§

PIMCO Emerging Markets Currency Fund	13.8%
PIMCO RAE Low Volatility PLUS EMG Fund	9.4%
PIMCO Emerging Local Bond Fund	6.7%
PIMCO Income Fund	6.6%
PIMCO RAE Fundamental Emerging Markets Fund	4.4%
PIMCO Total Return Fund	4.4%
PIMCO Long-Term U.S. Government Fund	4.4%
PIMCO CommoditiesPLUS® Strategy Fund	4.1%
PIMCO Senior Floating Rate Fund	3.8%
PIMCO RAE Fundamental PLUS EMG Fund	3.7%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO All Asset Portfolio Institutional Class	6.91%	10.61%	3.89%	4.82%	4.82%
PIMCO All Asset Portfolio Class M	6.66%	10.04%	3.43%	4.35%	5.26%
PIMCO All Asset Portfolio Administrative Class	6.81%	10.45%	3.75%	4.67%	5.83%
PIMCO All Asset Portfolio Advisor Class	6.69%	10.32%	3.63%	4.56%	5.47%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index±	0.65%	(0.26)%	0.28%	3.57%	3.71%♦
Consumer Price Index + 500 Basis Points±±	2.86%	6.65%	6.30%	6.64%	7.03%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/2003.

± Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 1.255% for Institutional Class shares, 1.705% for Class M shares, 1.405% for Administrative Class shares, and 1.505% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests its assets in shares of other PIMCO funds (“Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Fundamental Emerging Markets Fund and the PIMCO RAE Fundamental PLUS EMG Fund, benefited performance, as these underlying PIMCO funds gained value.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Currency Fund and the PIMCO Emerging Local Bond Fund, benefited performance, as these underlying PIMCO funds gained value.

»

Exposure to developed market ex-U.S. equities, primarily through the PIMCO RAE Low Volatility PLUS International Fund, the PIMCO RAE Fundamental PLUS International Fund and the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), benefited performance, as these underlying PIMCO funds gained value.

»	Credit exposure, primarily through the PIMCO Income Fund, the PIMCO High Yield Spectrum Fund and the PIMCO High Yield Fund, benefited performance, as these underlying PIMCO funds gained value.

»

Allocations to U.S. long-maturity bond strategies, primarily through the PIMCO Long-Term U.S. Government Fund and the PIMCO Extended Duration Fund, benefited performance, as these underlying PIMCO funds gained value.

»

Allocations to U.S. core bond strategies, primarily through the PIMCO Investment Grade Corporate Bond Fund and the PIMCO Total Return Fund, benefited performance, as these underlying PIMCO funds gained value.

»	Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund, benefited performance, as this underlying PIMCO fund gained value.

»	Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund, detracted from performance, as this underlying PIMCO fund posted negative returns.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Expense Example PIMCO All Asset Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,069.10	$1.56	$1,000.00	$1,023.28	$1.53	0.31%
Class M	1,000.00	1,066.60	3.87	1,000.00	1,021.05	3.78	0.76
Administrative Class	1,000.00	1,068.10	2.33	1,000.00	1,022.54	2.28	0.46
Advisor Class	1,000.00	1,066.90	2.84	1,000.00	1,022.04	2.78	0.56

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 7, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2017	9

Financial Highlights PIMCO All Asset Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$10.11	$0.22	$0.48	$0.70	$(0.17)	$0.00	$0.00	$(0.17)
12/31/2016	9.19	0.24	0.96	1.20	(0.26)	0.00	(0.02)	(0.28)
12/31/2015	10.47	0.33	(1.26)	(0.93)	(0.34)	0.00	(0.01)	(0.35)
12/31/2014	10.98	0.47	(0.38)	0.09	(0.60)	0.00	0.00	(0.60)
12/31/2013	11.48	0.50	(0.46)	0.04	(0.54)	0.00	0.00	(0.54)
12/31/2012	10.52	0.77	0.80	1.57	(0.61)	0.00	0.00	(0.61)
Class M
01/01/2017 - 06/30/2017+	10.18	0.19	0.49	0.68	(0.15)	0.00	0.00	(0.15)
12/31/2016	9.25	0.19	0.97	1.16	(0.21)	0.00	(0.02)	(0.23)
12/31/2015	10.53	0.30	(1.27)	(0.97)	(0.30)	0.00	(0.01)	(0.31)
12/31/2014	11.04	0.42	(0.38)	0.04	(0.55)	0.00	0.00	(0.55)
12/31/2013	11.54	0.48	(0.50)	(0.02)	(0.48)	0.00	0.00	(0.48)
12/31/2012	10.52	0.60	0.92	1.52	(0.50)	0.00	0.00	(0.50)
Administrative Class
01/01/2017 - 06/30/2017+	10.01	0.20	0.48	0.68	(0.16)	0.00	0.00	(0.16)
12/31/2016	9.10	0.22	0.95	1.17	(0.24)	0.00	(0.02)	(0.26)
12/31/2015	10.36	0.32	(1.24)	(0.92)	(0.33)	0.00	(0.01)	(0.34)
12/31/2014	10.88	0.45	(0.39)	0.06	(0.58)	0.00	0.00	(0.58)
12/31/2013	11.38	0.51	(0.49)	0.02	(0.52)	0.00	0.00	(0.52)
12/31/2012	10.43	0.65	0.89	1.54	(0.59)	0.00	0.00	(0.59)
Advisor Class
01/01/2017 - 06/30/2017+	10.12	0.20	0.48	0.68	(0.16)	0.00	0.00	(0.16)
12/31/2016	9.19	0.21	0.97	1.18	(0.23)	0.00	(0.02)	(0.25)
12/31/2015	10.47	0.31	(1.26)	(0.95)	(0.32)	0.00	(0.01)	(0.33)
12/31/2014	10.98	0.43	(0.37)	0.06	(0.57)	0.00	0.00	(0.57)
12/31/2013	11.48	0.48	(0.47)	0.01	(0.51)	0.00	0.00	(0.51)
12/31/2012	10.49	0.62	0.92	1.54	(0.55)	0.00	0.00	(0.55)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 7, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.64	6.91%	$6,577	0.305	%*	0.425	%*	0.305	%*	0.425	%*	4.13	%*	26%
10.11	13.08	5,726	0.275		0.425		0.275		0.425		2.43		67
9.19	(8.95)	4,811	0.285		0.425		0.285		0.425		3.25		41
10.47	0.72	9,688	0.275		0.425		0.275		0.425		4.24		98
10.98	0.43	10,082	0.295		0.425		0.295		0.425		4.39		61
11.48	15.11	12,252	0.345		0.425		0.345		0.425		6.86		26

10.71	6.66	71,877	0.755	*	0.875	*	0.755	*	0.875	*	3.67	*	26
10.18	12.59	65,033	0.725		0.875		0.725		0.875		1.91		67
9.25	(9.32)	68,206	0.735		0.875		0.735		0.875		2.88		41
10.53	0.24	86,496	0.725		0.875		0.725		0.875		3.70		98
11.04	(0.10)	105,517	0.745		0.875		0.745		0.875		4.24		61
11.54	14.64	103,612	0.795		0.875		0.795		0.875		5.33		26

10.53	6.81	566,995	0.455	*	0.575	*	0.455	*	0.575	*	3.94	*	26
10.01	12.93	537,663	0.425		0.575		0.425		0.575		2.23		67
9.10	(8.99)	537,330	0.435		0.575		0.435		0.575		3.15		41
10.36	0.47	722,608	0.425		0.575		0.425		0.575		4.01		98
10.88	0.27	824,590	0.445		0.575		0.445		0.575		4.51		61
11.38	14.95	829,972	0.495		0.575		0.495		0.575		5.81		26

10.64	6.69	231,615	0.555	*	0.675	*	0.555	*	0.675	*	3.82	*	26
10.12	12.90	226,099	0.525		0.675		0.525		0.675		2.12		67
9.19	(9.19)	226,532	0.535		0.675		0.535		0.675		3.02		41
10.47	0.46	328,716	0.525		0.675		0.525		0.675		3.86		98
10.98	0.11	406,398	0.545		0.675		0.545		0.675		4.25		61
11.48	14.81	478,073	0.595		0.675		0.595		0.675		5.58		26

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$635
Investments in Affiliates	878,101
Receivable for investments in Affiliates sold	112
Receivable for Portfolio shares sold	54
Dividends receivable from Affiliates	1,640
Reimbursement receivable from PIMCO	64
Total Assets	880,606

Liabilities:
Payable for investments in Affiliates purchased	$2,050
Payable for Portfolio shares redeemed	1,006
Overdraft due to custodian	1
Accrued investment advisory fees	134
Accrued supervisory and administrative fees	192
Accrued distribution fees	79
Accrued servicing fees	75
Other liabilities	5
Total Liabilities	3,542

Net Assets	$877,064

Net Assets Consist of:
Paid in capital	$1,068,517
Undistributed (overdistributed) net investment income	3,696
Accumulated undistributed net realized gain (loss)	(227,743)
Net unrealized appreciation (depreciation)	32,594

Net Assets	$877,064

Net Assets:
Institutional Class	$6,577
Class M	71,877
Administrative Class	566,995
Advisor Class	231,615

Shares Issued and Outstanding:
Institutional Class	618
Class M	6,712
Administrative Class	53,872
Advisor Class	21,769

Net Asset Value Per Share Outstanding:
Institutional Class	$10.64
Class M	10.71
Administrative Class	10.53
Advisor Class	10.64

Cost of investments in securities	$635
Cost of investments in Affiliates	$845,507

* Includes repurchase agreements of:	$635

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Dividends from Investments in Affiliates	$18,887
Total Income	18,887

Expenses:
Investment advisory fees	752
Supervisory and administrative fees	1,074
Distribution and/or servicing fees - Class M	151
Servicing fees - Administrative Class	417
Distribution and/or servicing fees - Advisor Class	287
Trustee fees	12
Total Expenses	2,693
Waiver and/or Reimbursement by PIMCO	(502)
Net Expenses	2,191

Net Investment Income (Loss)	16,696

Net Realized Gain (Loss):
Investments in Affiliates	93

Net Realized Gain (Loss)	93

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	39,306

Net Change in Unrealized Appreciation (Depreciation)	39,306

Net Increase (Decrease) in Net Assets Resulting from Operations	$56,095

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$16,696	$18,011
Net realized gain (loss)	93	(57,819)
Net change in unrealized appreciation (depreciation)	39,306	138,914

Net Increase (Decrease) in Net Assets Resulting from Operations	56,095	99,106

Distributions to Shareholders:
From net investment income
Institutional Class	(100)	(137)
Class M	(942)	(1,302)
Administrative Class	(8,584)	(12,600)
Advisor Class	(3,374)	(5,076)
Tax basis return of capital
Institutional Class	0	(13)
Class M	0	(165)
Administrative Class	0	(1,334)
Advisor Class	0	(575)

Total Distributions(a)	(13,000)	(21,202)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(552)	(80,262)

Total Increase (Decrease) in Net Assets	42,543	(2,358)

Net Assets:
Beginning of period	834,521	836,879
End of period*	$877,064	$834,521

* Including undistributed (overdistributed) net investment income of:	$3,696	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

June 30, 2017 (Unaudited)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$635

Total Short-Term Instruments (Cost $635)		635

Total Investments in Securities (Cost $635)		635

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 99.7%
PIMCO CommoditiesPLUS® Strategy Fund	6,302,234	35,545
PIMCO CommodityRealReturn Strategy Fund®	1,404,741	9,159
PIMCO Diversified Income Fund	121,438	1,325
PIMCO Emerging Local Bond Fund	7,911,659	59,258
PIMCO Emerging Markets Currency Fund	13,234,302	121,226
PIMCO Extended Duration Fund	3,245,262	25,540
PIMCO High Yield Fund	982,129	8,839
PIMCO High Yield Spectrum Fund	2,194,848	22,036
PIMCO Income Fund	4,709,834	58,167

	SHARES	MARKET VALUE (000S)
PIMCO Investment Grade Corporate Bond Fund	2,716,232	$28,629
PIMCO Long Duration Total Return Fund	1,046,498	11,532
PIMCO Long-Term U.S. Government Fund	6,265,904	38,786
PIMCO Low Duration Fund	3,020,562	29,753
PIMCO Mortgage Opportunities Fund	565,072	6,261
PIMCO RAE Fundamental Advantage PLUS Fund	1,304,925	13,036
PIMCO RAE Fundamental Emerging Markets Fund	3,602,840	39,019
PIMCO RAE Fundamental PLUS EMG Fund	3,197,537	32,295
PIMCO RAE Fundamental PLUS International Fund	3,228,964	30,352
PIMCO RAE Low Volatility PLUS EMG Fund	8,591,277	82,219
PIMCO RAE Low Volatility PLUS Fund	173,179	2,186
PIMCO RAE Low Volatility PLUS International Fund	2,055,008	21,927
PIMCO RAE Worldwide Long/Short PLUS Fund	2,798,533	27,845
PIMCO Real Return Asset Fund	468,552	3,842
PIMCO Real Return Fund	2,832,353	30,986
PIMCO RealEstateRealReturn Strategy Fund	3,384,165	27,953
PIMCO Senior Floating Rate Fund	3,376,838	33,532

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	3,168,702	$25,825
PIMCO StocksPLUS® International Fund (Unhedged)	971,525	6,412
PIMCO Total Return Fund	3,796,699	38,840
PIMCO TRENDS Managed Futures Strategy Fund	230,298	2,117

Total Mutual Funds (Cost $841,847)		874,442

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%
PIMCO Government Money Market Fund	3,587,760	3,588
PIMCO Short-Term Floating NAV Portfolio III	7,245	71

Total Short-Term Instruments (Cost $3,660)		3,659

Total Investments in Affiliates (Cost $845,507)		878,101

Total Investments 100.2% (Cost $846,142)		$878,736

Other Assets and Liabilities, net (0.2)%		(1,672)

Net Assets 100.0%		$877,064

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$635	U.S. Treasury Notes 2.000% due 08/31/2021(2)	$(651)	$635	$635

Total Repurchase Agreements						$(651)	$635	$635

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$635	$0	$0	$635	$(651)	$(16)

Total Borrowings and Other Financing Transactions	$635	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

June 30, 2017 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$635	$0	$635

	$0	$635	$0	$635

Investments in Affiliates, at Value
Mutual Funds	874,442	0	0	874,442
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,659	0	0	3,659

	$878,101	$0	$0	$878,101

Total Investments	$878,101	$635	$0	$878,736

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO All Asset Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all of its assets in Institutional Class, or as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, except other fund of funds, and shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Equity-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus) normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the Inflation-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus), which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to

SEMIANNUAL REPORT	JUNE 30, 2017	17

Notes to Financial Statements (Cont.)

that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those

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annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE

Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered

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Notes to Financial Statements (Cont.)

may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its

NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

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For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$30,066	$13,107	$(3,368)	$(28)	$(4,232)	$35,545	$1,727	$0
PIMCO CommodityRealReturn Strategy Fund®	5,076	5,388	(551)	(117)	(637)	9,159	289	0
PIMCO Diversified Income Fund	4,670	101	(3,622)	119	57	1,325	100	0
PIMCO Emerging Local Bond Fund	58,244	4,286	(6,310)	(1,089)	4,127	59,258	3,136	0
PIMCO Emerging Markets Currency Fund	108,863	11,046	(5,695)	(453)	7,465	121,226	2,125	0
PIMCO Extended Duration Fund	12,665	11,687	(218)	(45)	1,451	25,540	293	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	837	0	(880)	(196)	239	0	0	0
PIMCO Government Money Market Fund	4,100	114,767	(115,279)	0	0	3,588	8	0
PIMCO High Yield Fund	20,648	644	(12,749)	871	(575)	8,839	421	0
PIMCO High Yield Spectrum Fund	38,849	1,059	(18,704)	(1,072)	1,904	22,036	901	0
PIMCO Income Fund	63,565	8,942	(15,680)	607	733	58,167	1,525	0
PIMCO Investment Grade Corporate Bond Fund	24,003	5,038	(1,290)	(31)	909	28,629	521	0
PIMCO Long Duration Total Return Fund	9,950	1,323	(349)	(39)	647	11,532	212	0
PIMCO Long-Term Credit Fund	1,438	30	(1,529)	250	(189)	0	31	0
PIMCO Long-Term U.S. Government Fund	22,752	19,296	(4,811)	(423)	1,972	38,786	476	0
PIMCO Low Duration Fund	20,675	52,695	(43,611)	(6)	0	29,753	216	0
PIMCO Mortgage Opportunities Fund	6,239	225	(311)	1	107	6,261	100	0
PIMCO RAE Fundamental Advantage PLUS Fund	8,789	4,841	(249)	(8)	(337)	13,036	68	0
PIMCO RAE Fundamental Emerging Markets Fund	38,797	4,287	(8,328)	1,447	2,816	39,019	0	0
PIMCO RAE Fundamental PLUS EMG Fund	28,452	5,347	(4,053)	289	2,260	32,295	903	0
PIMCO RAE Fundamental PLUS International Fund	21,246	6,365	0	0	2,741	30,352	550	0
PIMCO RAE Low Volatility PLUS EMG Fund	89,590	2,009	(20,065)	(1,033)	11,718	82,219	1,578	0
PIMCO RAE Low Volatility PLUS Fund	2,242	12	(179)	25	86	2,186	11	0
PIMCO RAE Low Volatility PLUS International Fund	45,308	2,669	(30,084)	1,102	2,932	21,927	416	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	9,553	422	(9,476)	(175)	(324)	0	422	0

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Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Worldwide Long/Short PLUS Fund	$47,342	$479	$(21,068)	$243	$849	$27,845	$480	$0
PIMCO Real Return Asset Fund	5,179	66	(1,450)	40	7	3,842	66	0
PIMCO Real Return Fund	27,563	5,280	(1,904)	(23)	70	30,986	403	0
PIMCO RealEstateRealReturn Strategy Fund	10,958	17,199	(366)	(14)	176	27,953	167	0
PIMCO Senior Floating Rate Fund	19,866	14,088	(358)	(2)	(62)	33,532	478	0
PIMCO Short-Term Floating NAV Portfolio III	101	0	(30)	0	0	71	1	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	24,157	797	(607)	30	1,448	25,825	798	0
PIMCO StocksPLUS® International Fund (Unhedged)	1,370	4,633	0	0	409	6,412	42	0
PIMCO Total Return Fund	19,777	28,391	(9,759)	(177)	608	38,840	423	0
PIMCO TRENDS Managed Futures Strategy Fund	2,185	1	0	0	(69)	2,117	0	0
Totals	$835,115	$346,520	$(342,933)	$93	$39,306	$878,101	$18,887	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

(b) Investments in Securities

Exchange Traded Funds  The Portfolio (and certain Underlying PIMCO Funds) may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

(c) Repurchase Agreements  The Portfolio (and certain Underlying PIMCO Funds) may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s (or Underlying PIMCO Funds) custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Underlying PIMCO Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Except with regard to the Investments in Mutual Funds subsection (if any), and unless stated otherwise, any reference in the below subsections to the “Portfolio” includes the Portfolio, and, where applicable, Acquired Funds, Underlying Funds and Underlying PIMCO Funds.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Fund to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Funds will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing

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in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility

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Notes to Financial Statements (Cont.)

than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

6. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.175%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries

SEMIANNUAL REPORT	JUNE 30, 2017	25

Notes to Financial Statements (Cont.)

distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2018, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at June 30, 2017 were (amounts in thousands):

Expiring within
12 months	13 - 24 months	25 - 36 months	Total
$1,538	$1,456	$1,098	$4,092

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended June 30, 2017, the Portfolio waived $502,105.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$229,772	$227,624

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	111	$1,170	120	$1,198
Class M	788	8,396	1,093	10,957
Administrative Class	3,644	33,592	4,432	43,650
Advisor Class	928	9,731	3,041	30,159
Issued as reinvestment of distributions
Institutional Class	9	100	15	151
Class M	88	942	146	1,467
Administrative Class	819	8,584	1,414	13,933
Advisor Class	318	3,374	567	5,651
Cost of shares redeemed
Institutional Class	(68)	(723)	(93)	(919)
Class M	(551)	(5,827)	(2,226)	(21,932)
Administrative Class	(3,887)	(40,649)	(11,197)	(107,086)
Advisor Class	(1,827)	(19,242)	(5,905)	(57,491)
Net increase (decrease) resulting from Portfolio share transactions	372	$(552)	(8,593)	$(80,262)

As of June 30, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 59% of the Portfolio. One of the shareholders is a related party and comprises 46% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

12. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

SEMIANNUAL REPORT	JUNE 30, 2017	27

Notes to Financial Statements (Cont.)

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands†). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	12/31/2017	12/31/2018
PIMCO All Asset Portfolio	$129,163	$—

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO All Asset Portfolio	$20,720	$62,033

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$862,644	$38,690	$(22,598)	$16,092

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2017	29

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
TBA	To-Be-Announced

30	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT02SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO All Asset All Authority Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO All Asset All Authority Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to the following: new/small portfolio risk, allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility for the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Underlying PIMCO Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money.

4	PIMCO VARIABLE INSURANCE TRUST

The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset All Authority Portfolio	04/30/14	04/30/14	—	04/30/14	04/30/14	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings

as of 06/30/20171§

PIMCO StocksPLUS® Short Fund	18.8%
PIMCO Emerging Markets Currency Fund	9.3%
PIMCO RAE Low Volatility PLUS EMG Fund	7.0%
PIMCO Income Fund	5.7%
PIMCO Emerging Local Bond Fund	5.2%
PIMCO RAE Low Volatility PLUS International Fund	3.9%
PIMCO RAE Fundamental PLUS International Fund	3.8%
PIMCO RAE Fundamental PLUS EMG Fund	3.8%
PIMCO Senior Floating Rate Fund	3.6%
PIMCO CommoditiesPLUS® Strategy Fund	3.6%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	Inception≈
PIMCO All Asset All Authority Portfolio Institutional Class	5.95%	9.44%	(0.00)%
PIMCO All Asset All Authority Portfolio Administrative Class	5.88%	9.26%	(0.14)%
PIMCO All Asset All Authority Portfolio Advisor Class	5.85%	9.18%	(0.25)%
S&P 500 Index±	9.34%	17.90%	10.59%♦
Consumer Price Index + 650 Basis Points±±	3.59%	8.15%	7.46%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/2014.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 2.10% for Institutional Class shares, 2.25% for Administrative Class shares, and 2.35% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overviews

PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests its assets in shares of other PIMCO funds (“Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Portfolio may invest in additional Underlying PIMCO Funds created in the future. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»

Exposure to emerging market equities, primarily through the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Fundamental PLUS EMG Fund and the PIMCO RAE Fundamental Emerging Markets Fund, benefited performance, as these underlying PIMCO funds gained value.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Currency Fund and the PIMCO Emerging Local Bond Fund, benefited performance, as these underlying PIMCO funds gained value.

»

Exposure to developed market ex-U.S. equities, primarily through the PIMCO Low Volatility PLUS International Fund, the PIMCO Fundamental PLUS International Fund and the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), benefited performance, as these underlying PIMCO funds gained value.

»	Credit exposure, primarily through the PIMCO Income Fund, the PIMCO High Yield Spectrum Fund and the PIMCO High Yield Fund, benefited performance, as these underlying PIMCO funds gained value.

»

Allocations to U.S. long-maturity bonds, primarily through the PIMCO Long-Term U.S. Government Fund and the PIMCO Extended Duration Fund, benefited performance, as these underlying PIMCO funds gained value.

»	Allocations to U.S. core bonds, primarily through the PIMCO Total Return Fund and the PIMCO Investment Grade Corporate Bond Fund, benefited performance, as these underlying PIMCO funds gained value.

»	Inverse exposure to the S&P 500 Index, achieved through the PIMCO StocksPLUS® Short Fund, detracted from performance, as this underlying PIMCO fund posted negative returns during the reporting period.

»	Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund, detracted from performance, as this underlying PIMCO fund posted negative returns.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO All Asset All Authority Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,059.50	$6.33	$1,000.00	$1,018.65	$6.21	1.24%
Administrative Class	1,000.00	1,058.80	7.10	1,000.00	1,017.90	6.95	1.39
Advisor Class	1,000.00	1,058.50	7.60	1,000.00	1,017.41	7.45	1.49

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO All Asset All Authority Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$8.42	$0.14	$0.36	$0.50	$(0.15)	$0.00	$0.00	$(0.15)
12/31/2016	7.65	0.19	0.85	1.04	(0.27)	0.00	0.00	(0.27)
12/31/2015	9.02	0.38	(1.47)	(1.09)	(0.26)	(0.02)	0.00	(0.28)
04/30/2014 - 12/31/2014	10.00	0.64	(1.19)	(0.55)	(0.42)	(0.01)	0.00	(0.43)
Administrative Class
01/01/2017 - 06/30/2017+	8.44	0.19	0.31	0.50	(0.15)	0.00	0.00	(0.15)
12/31/2016	7.65	0.14	0.90	1.04	(0.25)	0.00	0.00	(0.25)
12/31/2015	9.02	0.31	(1.41)	(1.10)	(0.25)	(0.02)	0.00	(0.27)
04/30/2014 - 12/31/2014	10.00	0.44	(1.00)	(0.56)	(0.41)	(0.01)	0.00	(0.42)
Advisor Class
01/01/2017 - 06/30/2017+	8.41	0.16	0.33	0.49	(0.14)	0.00	0.00	(0.14)
12/31/2016	7.64	0.18	0.84	1.02	(0.25)	0.00	0.00	(0.25)
12/31/2015	9.01	0.35	(1.46)	(1.11)	(0.24)	(0.02)	0.00	(0.26)
04/30/2014 - 12/31/2014	10.00	0.56	(1.13)	(0.57)	(0.41)	(0.01)	0.00	(0.42)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Ratio of expenses to average net assets includes line of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.77	5.95%	$622	1.24	%*(d)	1.29	%*(d)	0.50	%*	0.55	%*	3.34	%*	32%
8.42	13.78	892	0.91	(d)	0.99	(d)	0.37		0.45		2.29		151
7.65	(12.17)	884	1.30	(d)	1.39	(d)	0.36		0.45		4.45		67
9.02	(5.57)	583	0.81	*(d)	1.15	*(d)	0.37	*	0.71	*	9.79	*	117

8.79	5.88	4,244	1.39	*(d)	1.44	*(d)	0.65	*	0.70	*	4.26	*	32
8.44	13.73	1,966	1.06	(d)	1.14	(d)	0.52		0.60		1.79		151
7.65	(12.35)	4,594	1.45	(d)	1.54	(d)	0.51		0.60		3.57		67
9.02	(5.70)	7,338	0.96	*(d)	1.30	*(d)	0.52	*	0.86	*	6.61	*	117

8.76	5.85	7,143	1.49	*(d)	1.54	*(d)	0.75	*	0.80	*	3.72	*	32
8.41	13.55	6,959	1.16	(d)	1.24	(d)	0.62		0.70		2.22		151
7.64	(12.40)	4,099	1.55	(d)	1.64	(d)	0.61		0.70		4.11		67
9.01	(5.76)	3,588	1.06	*(d)	1.40	*(d)	0.62	*	0.96	*	8.48	*	117

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in Affiliates	$16,751
Cash	14
Dividends receivable from Affiliates	24
Prepaid expenses	8
Total Assets	16,797

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$4,750
Payable for investments in Affiliates purchased	26
Payable for Portfolio shares redeemed	6
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	2
Accrued distribution fees	2
Total Liabilities	4,788

Net Assets	$12,009

Net Assets Consist of:
Paid in capital	$13,558
Undistributed (overdistributed) net investment income	65
Accumulated undistributed net realized gain (loss)	(1,886)
Net unrealized appreciation (depreciation)	272

Net Assets	$12,009

Net Assets:
Institutional Class	$622
Administrative Class	4,244
Advisor Class	7,143

Shares Issued and Outstanding:
Institutional Class	71
Administrative Class	483
Advisor Class	815

Net Asset Value Per Share Outstanding:
Institutional Class	$8.77
Administrative Class	8.79
Advisor Class	8.76

Cost of investments in Affiliates	$16,479

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset All Authority Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Dividends from Investments in Affiliates	$296
Total Income	296

Expenses:
Investment advisory fees	11
Supervisory and administrative fees	14
Servicing fees - Administrative Class	2
Distribution and/or servicing fees - Advisor Class	9
Interest expense	42
Extraordinary legal expense	5
Miscellaneous expense	1
Total Expenses	84
Waiver and/or Reimbursement by PIMCO	(3)
Net Expenses	81

Net Investment Income (Loss)	215

Net Realized Gain (Loss):
Investments in Affiliates	(42)

Net Realized Gain (Loss)	(42)

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	449

Net Change in Unrealized Appreciation (Depreciation)	407

Net Increase (Decrease) in Net Assets Resulting from Operations	$622

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$215	$215
Net realized gain (loss)	(42)	(1,070)
Net change in unrealized appreciation (depreciation)	449	2,092

Net Increase (Decrease) in Net Assets Resulting from Operations	622	1,237

Distributions to Shareholders:
From net investment income
Institutional Class	(12)	(30)
Administrative Class	(64)	(91)
Advisor Class	(111)	(177)

Total Distributions(a)	(187)	(298)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	1,757	(699)

Total Increase (Decrease) in Net Assets	2,192	240

Net Assets:
Beginning of period	9,817	9,577
End of period*	$12,009	$9,817

* Including undistributed (overdistributed) net investment income of:	$65	$37

†	A zero balance may reflect rounding to less than one thousand.
**	See Note 12, Shares of Beneficial Interest in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO All Asset All Authority Portfolio

(Unaudited)

(Amounts in thousands†)	Six Months Ended June 30, 2017

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$622

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(7,378)
Proceeds from sales of long-term securities	4,900
(Purchases) Proceeds from sales of short-term portfolio investments, net	(38)
(Increase) decrease in receivable for Affiliates sold	45
(Increase) decrease in dividends receivable from Affiliates	(2)
Increase (decrease) in payable for Affiliates purchased	(37)
Net Realized (Gain) Loss
Investments in Affiliates	42
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	(449)

Net Cash Provided by (Used for) Operating Activities	(2,295)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	3,336
Payments on shares redeemed	(1,766)
Increase (decrease) in overdraft due to custodian	(11)
Net borrowing of line of credit	750
Cash distributions paid*	0

Net Cash Received from (Used for) Financing Activities	2,309

Net Increase (Decrease) in Cash and Foreign Currency	14

Cash and Foreign Currency:
Beginning of period	0
End of period	$14

* Reinvestment of distributions	$187

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$38

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Portfolio had a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Portfolio’s investments were not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO All Asset All Authority Portfolio

June 30, 2017 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 139.5%

MUTUAL FUNDS (a) 139.2%
PIMCO CommoditiesPLUS® Strategy Fund	106,063	$598
PIMCO CommodityRealReturn Strategy Fund®	18,614	121
PIMCO Credit Absolute Return Fund	2,591	26
PIMCO Diversified Income Fund	5,862	64
PIMCO Emerging Local Bond Fund	116,809	875
PIMCO Emerging Markets Currency Fund	169,716	1,555
PIMCO Extended Duration Fund	38,072	300
PIMCO High Yield Fund	19,548	176
PIMCO High Yield Spectrum Fund	42,867	430
PIMCO Income Fund	77,513	957
PIMCO Investment Grade Corporate Bond Fund	23,828	251
PIMCO Long Duration Total Return Fund	12,760	141
PIMCO Long-Term U.S. Government Fund	70,059	434
PIMCO Low Duration Fund	43,071	424
PIMCO Mortgage Opportunities Fund	9,527	106

	SHARES	MARKET VALUE (000S)
PIMCO RAE Fundamental Advantage PLUS Fund	14,496	$145
PIMCO RAE Fundamental Emerging Markets Fund	52,154	565
PIMCO RAE Fundamental International Fund	3,558	36
PIMCO RAE Fundamental PLUS EMG Fund	62,700	633
PIMCO RAE Fundamental PLUS International Fund	68,284	642
PIMCO RAE Low Volatility PLUS EMG Fund	122,834	1,175
PIMCO RAE Low Volatility PLUS Fund	11,818	149
PIMCO RAE Low Volatility PLUS International Fund	61,104	652
PIMCO RAE Worldwide Long/Short PLUS Fund	34,070	339
PIMCO Real Return Asset Fund	7,105	58
PIMCO Real Return Fund	28,056	307
PIMCO RealEstateRealReturn Strategy Fund	71,389	590
PIMCO Senior Floating Rate Fund	60,888	605
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	58,327	475

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® International Fund (Unhedged)	28,141	$186
PIMCO StocksPLUS® Short Fund	338,368	3,143
PIMCO Total Return Fund	51,034	522
PIMCO TRENDS Managed Futures Strategy Fund	3,572	33

Total Mutual Funds (Cost $16,441)		16,713

SHORT-TERM INSTRUMENTS 0.3%

MUTUAL FUNDS 0.3%
PIMCO Government Money Market Fund (a)	38,004	38

Total Short-Term Instruments (Cost $38)		38

Total Investments in Affiliates (Cost $16,479)		16,751

Total Investments 139.5% (Cost $16,479)		$16,751

Other Assets and Liabilities, net (39.5)%		(4,742)

Net Assets 100.0%		$12,009

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Affiliates, at Value
Mutual Funds	$16,713	$0	$0	$16,713
Short-Term Instruments
Central Funds Used for Cash Management Purposes	38	0	0	38

Total Investments	$16,751	$0	$0	$16,751

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO All Asset All Authority Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except other funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s investments in the Short Strategy Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus), which seek to gain a negative exposure to an asset class such as equities or commodities, normally will not exceed 20% of its total assets. The Portfolio’s combined investments in the Domestic Equity-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus) will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in Inflation-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus), which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

SEMIANNUAL REPORT	JUNE 30, 2017	15

Notes to Financial Statements (Cont.)

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods.The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of

16	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior

SEMIANNUAL REPORT	JUNE 30, 2017	17

Notes to Financial Statements (Cont.)

secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3,

18	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Underlying PIMCO Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$459	$300	$(90)	$(7)	$(64)	$598	$28	$0
PIMCO CommodityRealReturn Strategy Fund®	67	136	(72)	(6)	(4)	121	4	0
PIMCO Credit Absolute Return Fund	21	122	(118)	0	1	26	0	0
PIMCO Diversified Income Fund	112	46	(98)	3	1	64	3	0
PIMCO Emerging Local Bond Fund	738	232	(143)	(16)	64	875	38	0
PIMCO Emerging Markets Currency Fund	1,237	428	(193)	(8)	91	1,555	25	0
PIMCO Extended Duration Fund	146	216	(78)	(5)	21	300	4	0
PIMCO Government Money Market Fund	0	354	(316)	0	0	38	0	0
PIMCO High Yield Fund	311	72	(213)	10	(4)	176	7	0
PIMCO High Yield Spectrum Fund	639	114	(338)	2	13	430	16	0
PIMCO Income Fund	873	350	(285)	(8)	27	957	22	0
PIMCO Investment Grade Corporate Bond Fund	301	137	(196)	(4)	13	251	6	0
PIMCO Long Duration Total Return Fund	110	36	(13)	(1)	9	141	3	0

SEMIANNUAL REPORT	JUNE 30, 2017	19

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Long-Term Credit Fund	$3	$27	$(30)	$0	$0	$0	$0	$0
PIMCO Long-Term U.S. Government Fund	283	448	(320)	(5)	28	434	7	0
PIMCO Low Duration Fund	398	964	(938)	1	(1)	424	3	0
PIMCO Mortgage Opportunities Fund	87	23	(6)	0	2	106	2	0
PIMCO RAE Fundamental Advantage PLUS Fund	162	33	(45)	(2)	(3)	145	1	0
PIMCO RAE Fundamental Emerging Markets Fund	497	88	(76)	13	43	565	0	0
PIMCO RAE Fundamental International Fund	0	36	0	0	0	36	0	0
PIMCO RAE Fundamental PLUS EMG Fund	514	113	(42)	4	44	633	18	0
PIMCO RAE Fundamental PLUS International Fund	338	252	0	0	52	642	11	0
PIMCO RAE Low Volatility PLUS EMG Fund	1,082	151	(193)	(11)	146	1,175	22	0
PIMCO RAE Low Volatility PLUS Fund	207	31	(98)	7	2	149	1	0
PIMCO RAE Low Volatility PLUS International Fund	650	102	(170)	3	67	652	9	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	106	5	(105)	5	(11)	0	5	0
PIMCO RAE Worldwide Long/Short PLUS Fund	607	30	(312)	8	6	339	5	0
PIMCO Real Return Asset Fund	47	94	(83)	0	0	58	1	0
PIMCO Real Return Fund	242	91	(26)	0	0	307	4	0
PIMCO RealEstateRealReturn Strategy Fund	257	418	(91)	(2)	8	590	4	0
PIMCO Senior Floating Rate Fund	425	194	(13)	0	(1)	605	10	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	360	91	0	0	24	475	14	0
PIMCO StocksPLUS® International Fund (Unhedged)	67	103	0	0	16	186	2	0
PIMCO StocksPLUS® Short Fund	2,130	1,327	(145)	(15)	(154)	3,143	16	0
PIMCO Total Return Fund	321	585	(390)	(8)	14	522	5	0
PIMCO TRENDS Managed Futures Strategy Fund	34	0	0	0	(1)	33	0	0
Totals	$13,831	$7,749	$(5,236)	$(42)	$449	$16,751	$296	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the Portfolio’s securities are pledged as collateral under the agreement.

As of June 30, 2017, the credit agreement comprises both revolving and term-loan tranches. The commitment amount of the credit agreement is $4,750,000. The Portfolio pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment outstanding under the revolving and term-loan tranches are:

Tranches	Commitment Outstanding (in thousands)	Termination Date
Tranche A 1 Year, Monthly Revolving	$2,375	11/27/2017
Tranche B 1 Year, Monthly Revolving	$2,375	04/26/2018

Borrowings outstanding as of June 30, 2017 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. Commitment, upfront and interest fees paid by the Portfolio in relation to the borrowings are disclosed as part of interest expense on the Statement of Operations.

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The Portfolio’s borrowing activity under the agreement for the period ended June 30, 2017, was as follows (amounts in thousands†):

Average Outstanding Principal	Average Weighted Rate of Interest	Interest	Commitment Fees and Upfront Fees	Outstanding Principal as of 06/30/2017
$4,461	1.65%	$35	$7	$4,750

†	A zero balance may reflect actual amounts rounding to less than one thousand

6. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Underlying PIMCO Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Except with regard to the Investments in Mutual Funds subsection (if any), and unless stated otherwise, any reference in the below subsections to the “Portfolio” includes the Portfolio, and, where applicable, Acquired Funds, Underlying Funds and Underlying PIMCO Funds.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Fund to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Funds will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels.

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Notes to Financial Statements (Cont.)

Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

22	PIMCO VARIABLE INSURANCE TRUST

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7. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”)

SEMIANNUAL REPORT	JUNE 30, 2017	23

Notes to Financial Statements (Cont.)

and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee		Supervisory and Administrative Fee
All Classes	Institutional Class	Class M		Administrative Class	Advisor Class
0.20%	0.25%	0.25%	*	0.25%	0.25%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee		Servicing Fee
Class M	0.25%	*	0.20%	*
Administrative Class	—		0.15%
Advisor Class	0.25%		—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

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These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at June 30, 2017, were as follows (amounts in thousands):

Expiring within
12 months	13-24 months	25-36 months	Total
$28	$9	$7	$44

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2018, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended June 30, 2017, the Portfolio waived $2,757.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$7,378	$4,920

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2017	25

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$5	1	$9
Administrative Class	304	2,644	124	1,022
Advisor Class	78	686	814	6,681
Issued as reinvestment of distributions
Institutional Class	1	12	4	30
Administrative Class	7	64	11	91
Advisor Class	13	111	22	177
Cost of shares redeemed
Institutional Class	(37)	(328)	(15)	(117)
Administrative Class	(61)	(532)	(502)	(4,147)
Advisor Class	(104)	(905)	(545)	(4,445)
Net increase (decrease) resulting from Portfolio share transactions	202	$1,757	(86)	$(699)

As of June 30, 2017, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 91% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a

26	PIMCO VARIABLE INSURANCE TRUST

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determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO All Asset All Authority Portfolio	$542	$667

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$17,148	$208	$(605)	$(397)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2017	27

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Other Abbreviations:
TBA	To-Be-Announced

28	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT01SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Balanced Allocation Portfolio

Share Classes

∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Balanced Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Balanced Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter duration. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk, and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk,

4	PIMCO VARIABLE INSURANCE TRUST

prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Balanced Allocation Portfolio	04/27/12	04/27/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO Balanced Allocation Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2017†§

Short-Term Instruments‡	58.8%
U.S. Treasury Obligations	16.7%
U.S. Government Agencies	14.1%
Corporate Bonds & Notes	4.9%
Asset-Backed Securities	4.6%
Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	Inception≈
PIMCO Balanced Allocation Portfolio Administrative Class	7.55%	11.69%	2.76%	2.12%
PIMCO Balanced Allocation Portfolio Advisor Class	7.47%	13.87%	—	1.57%
35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Indexª±	7.56%	10.90%	8.23%	7.57%♦
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index	7.24%	10.47%	7.76%	7.05%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/27/2012.

ª Prior to October 21, 2016, the Portfolio’s primary benchmark was the 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index.

± The benchmark is a blend of 35% S&P 500 Index / 25% MSCI EAFE Index / 40% Bloomberg Barclays U.S. Aggregate Index. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses ( Underlying PIMCO Fund Expenses), as supplemented, is 0.90% for Administrative Class shares, and 1.00% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Balanced Allocation Portfolio (formerly, PIMCO Global Multi-Asset Managed Volatility Portfolio) seeks total return which exceeds that of its benchmark by investing, under normal circumstances, in equity derivatives and other equity-related investments that provide equity-related exposure equivalent to 50-70% of its net assets (such portion of the Portfolio’s Portfolio, the “Equity Sleeve”) and the remainder of its net assets in a diversified portfolio of Fixed Income Instruments (such portion of the Portfolio’s Portfolio, the “Fixed Income Sleeve”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. equities contributed to performance, as these securities generally gained value.

»	Exposure to the euro, the British pound and the Japanese yen contributed to performance, as these currencies generally appreciated against the dollar.

»	Exposure to 5-10 year U.S. interest rates contributed to performance, as intermediate-to-long-term U.S. yields fell.

»	Exposure to European equities contributed to performance, as these securities generally gained value.

»	Exposure to Japanese equities contributed to performance, as these securities generally gained value.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Balanced Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,075.50	$4.37	$1,000.00	$1,020.58	$4.26	0.85%
Advisor Class	1,000.00	1,074.70	4.89	1,000.00	1,020.08	4.76	0.95

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO Balanced Allocation Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Administrative Class
01/01/2017 - 06/30/2017+	$9.44	$0.03	$0.68	$0.71	$(0.02)	$0.00	$0.00	$(0.02)
12/31/2016	9.24	0.13	0.14	0.27	0.00	0.00	(0.07)	(0.07)
12/31/2015	9.47	0.19	(0.29)	(0.10)	(0.06)	0.00	(0.07)	(0.13)
12/31/2014	9.33	0.26	0.20	0.46	(0.29)	0.00	(0.03)	(0.32)
12/31/2013	10.17	0.22	(0.84)	(0.62)	(0.09)	(0.06)	(0.07)	(0.22)
04/27/2012 - 12/31/2012	10.00	0.24	0.09	0.33	(0.16)	0.00	0.00	(0.16)
Advisor Class
01/01/2017 - 06/30/2017+	9.61	0.03	0.69	0.72	(0.02)	0.00	0.00	(0.02)
12/31/2016	9.22	0.13	0.33	0.46	0.00	0.00	(0.07)	(0.07)
12/31/2015	9.47	0.22	(0.34)	(0.12)	(0.06)	0.00	(0.07)	(0.13)
12/31/2014	9.33	0.32	0.13	0.45	(0.27)	0.00	(0.04)	(0.31)
04/30/2013 - 12/31/2013	10.44	0.15	(1.06)	(0.91)	(0.07)	(0.06)	(0.07)	(0.20)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 21, 2016, the Portfolio’s Investment advisory fee was decreased by 0.34% to an annual rate of 0.66%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.13	7.55%	$100,705	0.85	%*	0.87	%*	0.85	%*	0.87	%*	0.67	%*	272%
9.44	2.94	97,981	1.02	(c)	1.15	(c)	1.01	(c)	1.14	(c)	1.43		483
9.24	(1.06)	99,522	1.03		1.27		1.01		1.25		1.91		386
9.47	4.88	90,566	0.84		1.24		0.82		1.22		2.67		352
9.33	(6.12)	77,182	0.80		1.23		0.80		1.23		2.29		79
10.17	3.35	36,008	0.77	*	1.73	*	0.77	*	1.73	*	3.48	*	76

10.31	7.47	1,483	0.95	*	0.97	*	0.95	*	0.97	*	0.57	*	272
9.61	4.99	1,409	1.12	(c)	1.25	(c)	1.11	(c)	1.24	(c)	1.42		483
9.22	(1.28)	992	1.13		1.37		1.11		1.35		2.26		386
9.47	4.87	326	0.94		1.34		0.92		1.32		3.36		352
9.33	(8.65)	9	0.90	*	1.33	*	0.90	*	1.33	*	2.35	*	79

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO Balanced Allocation Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$81,335
Investments in Affiliates	30,994
Financial Derivative Instruments
Exchange-traded or centrally cleared	44
Over the counter	147
Cash	472
Deposits with counterparty	2,693
Foreign currency, at value	85
Receivable for investments sold	204
Receivable for TBA investments sold	31,969
Interest and/or dividends receivable	183
Dividends receivable from Affiliates	54
Total Assets	148,180

Liabilities:
Financial Derivative Instruments
Over the counter	$134
Payable for investments in Affiliates purchased	454
Payable for TBA investments purchased	45,295
Deposits from counterparty	10
Payable for Portfolio shares redeemed	22
Accrued investment advisory fees	56
Accrued supervisory and administrative fees	5
Accrued servicing fees	13
Accrued reimbursement to PIMCO	2
Other liabilities	1
Total Liabilities	45,992

Net Assets	$102,188

Net Assets Consist of:
Paid in capital	$96,508
Undistributed (overdistributed) net investment income	648
Accumulated undistributed net realized gain (loss)	5,193
Net unrealized appreciation (depreciation)	(161)

Net Assets	$102,188

Net Assets:
Administrative Class	$100,705
Advisor Class	1,483

Shares Issued and Outstanding:
Administrative Class	9,943
Advisor Class	144

Net Asset Value Per Share Outstanding:
Administrative Class	$10.13
Advisor Class	10.31

Cost of investments in securities	$81,588
Cost of investments in Affiliates	$30,918
Cost of foreign currency held	$84
Cost or premiums of financial derivative instruments, net	$(76)

* Includes repurchase agreements of:	$34,005

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Balanced Allocation Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest	$494
Dividends from Investments in Affiliates	267
Total Income	761

Expenses:
Investment advisory fees	332
Supervisory and administrative fees	25
Servicing fees - Administrative Class	74
Distribution and/or servicing fees - Advisor Class	2
Trustee fees	1
Miscellaneous expense	3
Total Expenses	437
Waiver and/or Reimbursement by PIMCO	(10)
Net Expenses	427

Net Investment Income (Loss)	334

Net Realized Gain (Loss):
Investments in securities	232
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	6,242
Over the counter financial derivative instruments	(545)
Foreign currency	(3)

Net Realized Gain (Loss)	5,927

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	456
Investments in Affiliates	94
Exchange-traded or centrally cleared financial derivative instruments	4
Over the counter financial derivative instruments	556
Foreign currency assets and liabilities	1

Net Change in Unrealized Appreciation (Depreciation)	1,111

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,372

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO Balanced Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$334	$1,410
Net realized gain (loss)	5,927	(446)
Net change in unrealized appreciation (depreciation)	1,111	2,022

	7,372	2,986

Distributions to Shareholders:
From net investment income
Administrative Class	(222)	0
Advisor Class	(3)	0
Tax basis return of capital
Administrative Class	0	(742)
Advisor Class	0	(8)

Total Distributions(a)	(225)	(750)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(4,349)	(3,360)

Total Increase (Decrease) in Net Assets	2,798	(1,124)

Net Assets:
Beginning of period	99,390	100,514
End of period*	$102,188	$99,390

* Including undistributed (overdistributed) net investment income of:	$648	$539

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Share of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Balanced Allocation Portfolio

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
Valeant Pharmaceuticals International, Inc.
5.830% due 04/01/2022		$67	$68

Total Loan Participations and Assignments (Cost $63)			68

CORPORATE BONDS & NOTES 5.4%

BANKING & FINANCE 3.8%
Barclays PLC
3.200% due 08/10/2021		200	203
BPCE S.A.
4.625% due 07/11/2024		100	104
General Motors Financial Co., Inc.
2.625% due 07/10/2017		200	200
4.750% due 08/15/2017		100	100
Goldman Sachs Group, Inc.
2.446% due 09/15/2020		300	305
HSBC Holdings PLC
3.600% due 05/25/2023		200	207
ING Bank NV
2.625% due 12/05/2022		100	101
ING Groep NV
3.150% due 03/29/2022		200	204
JPMorgan Chase & Co.
2.750% due 06/23/2020		300	305
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	150	184
Morgan Stanley
3.750% due 02/25/2023		$200	208
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	300	46
2.000% due 10/01/2017		400	62
Nykredit Realkredit A/S
1.000% due 07/01/2017		300	46
1.000% due 10/01/2017		1,500	232
2.000% due 10/01/2017		600	93
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		$200	204
Santander UK PLC
5.000% due 11/07/2023		200	215
UBS Group Funding Switzerland AG
4.125% due 04/15/2026		300	314
Wells Fargo & Co.
3.069% due 01/24/2023		300	304
3.300% due 09/09/2024		163	166
3.450% due 02/13/2023		100	102

			3,905

INDUSTRIALS 1.1%
AbbVie, Inc.
3.200% due 05/14/2026		250	248
Allergan Funding SCS
3.850% due 06/15/2024		200	209
Cigna Corp.
4.500% due 03/15/2021		30	32
Dell International LLC
4.420% due 06/15/2021		100	106
Kinder Morgan Energy Partners LP
3.950% due 09/01/2022		100	103
Petroleos Mexicanos
6.375% due 02/04/2021		100	108
Pioneer Natural Resources Co.
6.875% due 05/01/2018		60	62
Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023		200	198

			1,066

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.5%
AT&T, Inc.
3.950% due 01/15/2025		$200	$204
Petrobras Global Finance BV
8.375% due 05/23/2021		100	112
Verizon Communications, Inc.
5.150% due 09/15/2023		200	223

			539

Total Corporate Bonds & Notes (Cost $5,454)			5,510

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.2%
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032		200	227

PENNSYLVANIA 0.2%
Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
1.286% due 10/25/2036		221	214

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		195	191

Total Municipal Bonds & Notes (Cost $630)			632

U.S. GOVERNMENT AGENCIES 15.5%
Fannie Mae
1.395% due 11/25/2046		667	668
1.445% due 07/25/2046		227	227
1.465% due 09/25/2046		294	295
3.240% due 05/01/2038		372	393
3.500% due 11/01/2045 - 09/01/2046		881	905
Fannie Mae, TBA
3.000% due 08/01/2032 - 09/01/2047		5,000	5,057
3.500% due 09/01/2047		5,000	5,118
4.000% due 08/01/2047		3,000	3,148

Total U.S. Government Agencies (Cost $15,882)			15,811

U.S. TREASURY OBLIGATIONS 18.3%
U.S. Treasury Bonds
2.250% due 08/15/2046		280	247
2.500% due 02/15/2046		3,280	3,059
2.875% due 11/15/2046		100	101
U.S. Treasury Inflation Protected Securities (a)
2.375% due 01/15/2025		843	961
U.S. Treasury Notes
1.125% due 08/31/2021		10,100	9,835
1.500% due 08/15/2026		1,400	1,310
1.625% due 04/30/2019 (f)		1,900	1,908
2.000% due 05/31/2024		300	297
2.250% due 01/31/2024		500	505
2.250% due 02/15/2027		500	498

Total U.S. Treasury Obligations (Cost $19,191)			18,721

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Deutsche ALT-B Securities, Inc.
6.000% due 10/25/2036		87	83
Grifonas Finance PLC
0.042% due 08/28/2039	EUR	47	46
Marche Mutui SRL
0.062% due 02/25/2055		1	2
1.921% due 01/27/2064		22	25

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RAIT Trust
2.100% due 06/15/2037	$250	$250

Total Non-Agency Mortgage-Backed Securities (Cost $386)		406

ASSET-BACKED SECURITIES 5.0%
Apidos CLO
2.189% due 01/19/2025	250	250
Bayview Opportunity Master Fund Trust
3.475% due 04/28/2032	94	94
Bowman Park CLO Ltd.
2.366% due 11/23/2025	300	300
Carlyle Global Market Strategies CLO Ltd.
2.432% due 05/15/2025	250	250
Catamaran CLO Ltd.
2.464% due 12/20/2023	186	186
Citigroup Mortgage Loan Trust, Inc.
1.346% due 08/25/2036	478	458
Countrywide Asset-Backed Certificates
1.446% due 05/25/2037	651	460
Dryden Senior Loan Fund
2.358% due 01/15/2025	232	233
Fremont Home Loan Trust
1.366% due 10/25/2036	491	253
Hyundai Auto Lease Securitization Trust
1.690% due 12/16/2019	200	200
Jamestown CLO Ltd.
2.298% due 01/15/2026	250	250
JPMorgan Mortgage Acquisition Corp.
1.606% due 05/25/2035	600	532
Lehman XS Trust
2.016% due 10/25/2035	55	54
Morgan Stanley ABS Capital, Inc. Trust
1.346% due 10/25/2036	252	207
Navient Student Loan Trust
2.266% due 12/27/2066	197	199
NewMark Capital Funding CLO Ltd.
2.372% due 06/30/2026	250	250
OCP CLO Ltd.
2.572% due 11/22/2025	250	252
Pinnacle Park CLO Ltd.
2.418% due 04/15/2026	250	251
SLM Student Loan Trust
1.796% due 12/15/2025	250	251
Tralee CLO Ltd.
2.606% due 07/20/2026	250	251

Total Asset-Backed Securities (Cost $4,977)		5,181

SHORT-TERM INSTRUMENTS 34.3%

CERTIFICATES OF DEPOSIT 0.7%
Mitsubishi UFJ Trust & Banking Corp.
1.987% due 09/19/2017	$300	300
Natixis NY
1.979% due 09/25/2017	400	401

		701

COMMERCIAL PAPER 0.3%
Credit Agricole
1.240% due 07/28/2017	300	300

REPURCHASE AGREEMENTS (c) 33.3%
		34,005

Total Short-Term Instruments (Cost $35,005)		35,006

Total Investments in Securities (Cost $81,588)		81,335

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 30.3%

MUTUAL FUNDS (b) 3.8%
PIMCO Income Fund	318,776	$3,937

Total Mutual Funds (Cost $3,863)		3,937

SHORT-TERM INSTRUMENTS 26.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.5%
PIMCO Short-Term Floating NAV Portfolio III	2,736,869	27,057

Total Short-Term Instruments (Cost $27,055)		27,057

Total Investments in Affiliates (Cost $30,918)		30,994

Total Investments 109.9% (Cost $112,506)		$112,329

Financial Derivative Instruments (d)(e) 0.1% (Cost or Premiums, net $(76))		57

Other Assets and Liabilities, net (10.0)%		(10,198)

Net Assets 100.0%		$102,188

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	1.390%	06/30/2017	07/03/2017	$18,000	U.S. Treasury Notes 3.625% due 02/15/2021	$(18,354)	$18,000	$18,002
	1.400	06/30/2017	07/03/2017	15,300	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2022	(15,583)	15,300	15,302
SSB	0.050	06/30/2017	07/03/2017	705	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(721)	705	705

Total Repurchase Agreements						$(34,658)	$34,005	$34,009

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPG	$33,304	$0	$0	$33,304	$(33,937)	$(633)
SSB	705	0	0	705	(721)	(16)

Total Borrowings and Other Financing Transactions	$34,009	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

The average amount of borrowings outstanding during the period ended Month June 30, 2017 was $(35) at a weighted average interest rate of (1.121)%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2017	296	$35,829	$(139)	$13	$0
Mini MSCI EAFE Index September Futures	09/2017	271	25,604	(146)	21	0

				$(285)	$34	$0

Total Futures Contracts				$(285)	$34	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
							Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022	$800	$60	$(3)	$57	$2	$0
CDX.IG-25 5-Year Index	1.000	12/20/2020	4,500	(23)	116	93	1	0
CDX.IG-28 5-Year Index	1.000	06/20/2022	100	2	0	2	0	0

				$39	$113	$152	$3	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/15/2023	$700	$(15)	$15	$1	$2	$0
Receive	3-Month USD-LIBOR	1.750	12/21/2023	2,100	(44)	85	40	5	0

					$(59)	$100	$41	$7	$0

Total Swap Agreements					$(20)	$213	$193	$10	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared(4)	$0	$34	$10	$44	$0	$0	$0	$0

Cash of $2,693 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	EUR	440		$494	$0	$(8)
BPS	07/2017		$236	EUR	207	1	0
	08/2017	EUR	207		$236	0	(1)
BRC	07/2017	DKK	303		46	0	0
GLM	10/2017	RUB	1,266		22	1	0
HUS	09/2017	SGD	51		36	0	0
	10/2017	DKK	2,838		435	0	(3)
JPM	07/2017		$261	EUR	233	4	0
SCX	08/2017		95	JPY	10,800	1	0
SOG	08/2017	MXN	832		$43	0	(3)

Total Forward Foreign Currency Contracts						$7	$(15)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600%	03/29/2019	$ 1,000	$ 94	$82

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor (1)	1.600%	3-Month USD-LIBOR	12/06/2019	$	9,000	$126	$28
NGF	Call - OTC 2-Year Interest Rate Floor (1)	1.600	3-Month USD-LIBOR	12/06/2019		9,000	125	27

							$251	$55

Total Purchased Options							$345	$137

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.300%	03/29/2019	$	4,700	$(94)	$(84)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor (1)	0.943%	3-Month USD-LIBOR	12/06/2019	$	18,000	$(126)	$(6)
NGF	Call - OTC 2-Year Interest Rate Floor (1)	0.943	3-Month USD-LIBOR	12/06/2019		18,000	(125)	(7)

							$(251)	$(13)

Total Written Options							$(345)	$(97)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$40,700	$0	$0	$0	$0	$40,700
Premiums	$(345)	$0	$0	$0	$0	$(345)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	06/20/2021	0.837%	$ 100	$(2)	$3	$1	$0
BRC	Colombia Government International Bond	1.000	06/20/2021	1.040	500	(15)	14	0	(1)
	Mexico Government International Bond	1.000	06/20/2021	0.837	100	(3)	4	1	0
CBK	California State General Obligation Bonds, Series 2003	1.000	12/20/2017	0.082	100	(2)	2	0	0
DUB	Brazil Government International Bond	1.000	06/20/2021	1.885	100	(8)	5	0	(3)
FBF	Brazil Government International Bond	1.000	06/20/2021	1.885	200	(14)	7	0	(7)
GST	Brazil Government International Bond	1.000	06/20/2021	1.885	200	(14)	7	0	(7)
HUS	Mexico Government International Bond	1.000	06/20/2021	0.837	200	(5)	6	1	0
JPM	Brazil Government International Bond	1.000	06/20/2021	1.885	100	(7)	4	0	(3)
	Russia Government International Bond	1.000	06/20/2021	1.333	100	(6)	5	0	(1)

						$(76)	$57	$3	$(22)

Total Swap Agreements						$(76)	$57	$3	$(22)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$1	$1	$(8)	$0	$0	$(8)	$(7)	$0	$(7)
BPS	1	0	0	1	(1)	0	0	(1)	0	0	0
BRC	0	0	1	1	0	0	(1)	(1)	0	0	0
DUB	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
FAR	0	28	0	28	0	(6)	0	(6)	22	0	22
FBF	0	0	0	0	0	0	(7)	(7)	(7)	108	101
GLM	1	0	0	1	0	0	0	0	1	0	1
GST	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
HUS	0	0	1	1	(3)	0	0	(3)	(2)	0	(2)
JPM	4	0	0	4	0	0	(4)	(4)	0	0	0
MYC	0	82	0	82	0	(84)	0	(84)	(2)	(10)	(12)
NGF	0	27	0	27	0	(7)	0	(7)	20	0	20
SCX	1	0	0	1	0	0	0	0	1	0	1
SOG	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)

Total Over the Counter	$7	$137	$3	$147	$(15)	$(97)	$(22)	$(134)

(f)	Securities with an aggregate market value of $108 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO Balanced Allocation Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$34	$0	$0	$34
Swap Agreements	0	3	0	0	7	10

	$0	$3	$34	$0	$7	$44

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7	$0	$7
Purchased Options	0	0	0	0	137	137
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$7	$137	$147

	$0	$6	$34	$7	$144	$191

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15	$0	$15
Written Options	0	0	0	0	97	97
Swap Agreements	0	22	0	0	0	22

	$0	$22	$0	$15	$97	$134

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$6,203	$0	$0	$6,203
Swap Agreements	0	51	0	0	(12)	39

	$0	$51	$6,203	$0	$(12)	$6,242

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(563)	$0	$(563)
Swap Agreements	0	18	0	0	0	18

	$0	$18	$0	$(563)	$0	$(545)

	$0	$69	$6,203	$(563)	$(12)	$5,697

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$19	$0	$0	$19
Swap Agreements	0	2	0	0	(17)	(15)

	$0	$2	$19	$0	$(17)	$4

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$497	$0	$497
Purchased Options	0	0	0	0	(65)	(65)
Written Options	0	0	0	0	81	81
Swap Agreements	0	43	0	0	0	43

	$0	$43	$0	$497	$16	$556

	$0	$45	$19	$497	$(1)	$560

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$68	$0	$68
Corporate Bonds & Notes
Banking & Finance	0	3,905	0	3,905
Industrials	0	1,066	0	1,066
Utilities	0	539	0	539
Municipal Bonds & Notes
California	0	227	0	227
Pennsylvania	0	214	0	214
West Virginia	0	191	0	191
U.S. Government Agencies	0	15,811	0	15,811
U.S. Treasury Obligations	0	18,721	0	18,721
Non-Agency Mortgage-Backed Securities	0	406	0	406
Asset-Backed Securities	0	5,181	0	5,181
Short-Term Instruments
Certificates of Deposit	0	701	0	701
Commercial Paper	0	300	0	300
Repurchase Agreements	0	34,005	0	34,005

	$0	$81,335	$0	$81,335

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Affiliates, at Value
Mutual Funds	$3,937	$0	$0	$3,937
Short-Term Instruments
Central Funds Used for Cash Management Purposes	27,057	0	0	27,057

	$30,994	$0	$0	$30,994

Total Investments	$30,994	$81,335	$0	$112,329

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	34	10	0	44
Over the counter	0	147	0	147

	$34	$157	$0	$191

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(134)	$0	$(134)

Total Financial Derivative Instruments	$34	$23	$0	$57

Totals	$31,028	$81,358	$0	$112,386

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Balanced Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those

SEMIANNUAL REPORT	JUNE 30, 2017	21

Notes to Financial Statements (Cont.)

annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant

SEMIANNUAL REPORT	JUNE 30, 2017	23

Notes to Financial Statements (Cont.)

inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”). The Portfolio may invest in such funds to the extent permitted under the Act. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to its investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Income Fund	$3,742	$104	$0	$0	$91	$3,937	$105	$0
PIMCO Short-Term Floating NAV Portfolio III	26,490	118,763	(118,200)	1	3	27,057	162	0
Totals	$30,232	$118,867	$(118,200)	$1	$94	$30,994	$267	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders.

The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a

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Notes to Financial Statements (Cont.)

percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

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Government-related guarantors  (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities.

Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in

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Notes to Financial Statements (Cont.)

interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk

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associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and

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Notes to Financial Statements (Cont.)

by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater

30	PIMCO VARIABLE INSURANCE TRUST

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likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact

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Notes to Financial Statements (Cont.)

the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Investments in Mutual Funds  To the extent that the Portfolio invests its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

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8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to

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Notes to Financial Statements (Cont.)

the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.66%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

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These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percent of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at June 30, 2017, were as follows (amounts in thousands†)

Expiring within
12 months	13-24 months	25-36 months	Total
$0	$0	$1	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2018, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment

Advisory Fees and Supervisory and Administrative Fees taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2017, the amount was $8,559.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$133,643	$131,564	$3,739	$2,733

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	119	$1,171	778	$7,081
Advisor Class	3	34	41	378
Issued as reinvestment of distributions
Administrative Class	22	222	83	742
Advisor Class	0	3	1	8
Cost of shares redeemed
Administrative Class	(581)	(5,715)	(1,250)	(11,539)
Advisor Class	(6)	(64)	(3)	(30)
Net increase (decrease) resulting from Portfolio share transactions	(443)	$(4,349)	(350)	$(3,360)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, two shareholders owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio, and the shareholders are a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only to the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term
$983	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$112,553	$436	$(660)	$(224)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

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Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	JPM	JPMorgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

Currency Abbreviations:
DKK	Danish Krone	MXN	Mexican Peso	SGD	Singapore Dollar
EUR	Euro	RUB	Russian Ruble	USD (or $)	United States Dollar
JPY	Japanese Yen

Exchange Abbreviations:
OTC	Over the Counter	EAFE	Europe, Australasia, and Far East Stock Index

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

38	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT10SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO CommodityRealReturn® Strategy Portfolio

Share Classes

∎	Institutional
∎	M
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, tax risk, subsidiary risk, and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument, or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

4	PIMCO VARIABLE INSURANCE TRUST

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO CommodityRealReturn® Strategy Portfolio	06/30/04	04/30/12	11/10/14	06/30/04	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

SEMIANNUAL REPORT	JUNE 30, 2017	5

Important Information About the PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2017†§

U.S. Treasury Obligations	73.2%
Short-Term Instruments‡	11.7%
Sovereign Issues	5.5%
Corporate Bonds & Notes	3.6%
Asset-Backed Securities	3.3%
Other	2.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	(5.59)%	(6.30)%	(9.79)%	—	(10.16)%
PIMCO CommodityRealReturn® Strategy Portfolio Class M	(5.79)%	(6.72)%	—	—	(12.81)%
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	(5.62)%	(6.29)%	(9.90)%	(4.21)%	(1.50)%
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	(5.61)%	(6.44)%	(10.00)%	(4.30)%	(3.45)%
Bloomberg Commodity Index Total Return±	(5.26)%	(6.50)%	(9.25)%	(6.49)%	(2.98)%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 06/30/2004.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary Expenses), as supplemented, is 1.17% for Institutional Class shares, 1.62% for Class M shares, 1.32% for Administrative Class shares, and 1.42% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets without investing directly in physical commodities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to commodities detracted from absolute performance, as commodities, as measured by the Bloomberg Commodity Index Total Return, posted negative returns over the reporting period.

»	Overweight exposure to U.S. Treasury Inflation-Protected Securities (TIPS) benefited relative performance, as U.S. TIPS posted positive returns over the reporting period.

»	Exposure to residential mortgage-backed securities (RMBS) benefited relative performance, as these securities posted positive returns.

»	Exposure to U.S. corporate credit within the financial sector benefited relative performance, as these securities posted positive returns.

»

Overweight exposure to select emerging market nominal duration, specifically front-end Brazilian duration and intermediate Mexican duration, added to relative performance, as the respective nominal yields fell.

»	Overweight exposure to the Brazilian real detracted from relative performance, as the currency depreciated over the period.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Expense Example PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$944.10	$5.06	$1,000.00	$1,019.59	$5.26	1.05%
Class M	1,000.00	942.10	7.22	1,000.00	1,017.36	7.50	1.50
Administrative Class	1,000.00	943.80	5.78	1,000.00	1,018.84	6.01	1.20
Advisor Class	1,000.00	943.90	6.27	1,000.00	1,018.35	6.51	1.30

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2017	9

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)(a)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$7.84	$0.08	$(0.52)	$(0.44)	$(0.56)	$0.00	$0.00	$(0.56)
12/31/2016	6.89	0.13	0.91	1.04	(0.09)	0.00	0.00	(0.09)
12/31/2015~	9.68	0.04	(2.63)	(2.59)	(0.20)	0.00	0.00	(0.20)
12/31/2014~	11.92	0.12	(2.30)	(2.18)	(0.06)	0.00	0.00	(0.06)
12/31/2013~	14.20	0.12	(2.16)	(2.04)	(0.24)	0.00	0.00	(0.24)
04/30/2012 - 12/31/2012~	14.80	0.28	(0.02)	0.26	(0.36)	(0.50)	0.00	(0.86)
Class M
01/01/2017 - 06/30/2017+	7.83	0.06	(0.51)	(0.45)	(0.55)	0.00	0.00	(0.55)
12/31/2016	6.89	0.24	0.76	1.00	(0.06)	0.00	0.00	(0.06)
12/31/2015~	9.72	0.03	(2.66)	(2.63)	(0.20)	0.00	0.00	(0.20)
11/10/2014 - 12/31/2014~	11.18	0.08	(1.52)	(1.44)	(0.02)	0.00	0.00	(0.02)
Administrative Class
01/01/2017 - 06/30/2017+	7.87	0.07	(0.51)	(0.44)	(0.56)	0.00	0.00	(0.56)
12/31/2016	6.91	0.12	0.92	1.04	(0.08)	0.00	0.00	(0.08)
12/31/2015~	9.72	0.02	(2.63)	(2.61)	(0.20)	0.00	0.00	(0.20)
12/31/2014~	11.96	0.12	(2.32)	(2.20)	(0.04)	0.00	0.00	(0.04)
12/31/2013~	14.26	0.06	(2.14)	(2.08)	(0.22)	0.00	0.00	(0.22)
12/31/2012~	14.40	0.28	0.48	0.76	(0.40)	(0.50)	0.00	(0.90)
Advisor Class
01/01/2017 - 06/30/2017+	7.95	0.07	(0.51)	(0.44)	(0.56)	0.00	0.00	(0.56)
12/31/2016	6.99	0.14	0.90	1.04	(0.08)	0.00	0.00	(0.08)
12/31/2015~	9.82	0.01	(2.64)	(2.63)	(0.20)	0.00	0.00	(0.20)
12/31/2014~	12.10	0.10	(2.34)	(2.24)	(0.04)	0.00	0.00	(0.04)
12/31/2013~	14.42	0.06	(2.16)	(2.10)	(0.22)	0.00	0.00	(0.22)
12/31/2012~	14.54	0.28	0.46	0.74	(0.36)	(0.50)	0.00	(0.86)

+	Unaudited
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.84	(5.59)%	$2,186	1.05	%*	1.19	%*	0.74	%*	0.88	%*	2.08	%*	82%
7.84	15.22	2,813	1.03		1.17		0.74		0.88		1.82		206
6.89	(25.57)	2,513	0.91		1.02		0.74		0.85		0.46		162
9.68	(18.35)	2,233	0.78		0.91		0.74		0.87		1.08		151
11.92	(14.55)	1,252	0.82		0.94		0.74		0.86		0.92		57
14.20	1.75	166	0.85	*	0.99	*	0.74	*	0.88	*	2.92	*	77

6.83	(5.79)	513	1.50	*	1.64	*	1.19	*	1.33	*	1.68	*	82
7.83	14.62	526	1.48		1.62		1.19		1.33		3.27		206
6.89	(25.91)	306	1.36		1.47		1.19		1.30		0.38		162
9.72	(12.91)	23	1.23	*	1.36	*	1.19	*	1.32	*	0.61	*	151

6.87	(5.62)	248,868	1.20	*	1.34	*	0.89	*	1.03	*	1.98	*	82
7.87	15.16	261,084	1.18		1.32		0.89		1.03		1.62		206
6.91	(25.70)	241,100	1.06		1.17		0.89		1.00		0.22		162
9.72	(18.42)	302,303	0.93		1.06		0.89		1.02		0.94		151
11.96	(14.70)	487,230	0.97		1.09		0.89		1.01		0.54		57
14.26	5.39	572,477	1.00		1.14		0.89		1.03		1.93		77

6.95	(5.61)	117,172	1.30	*	1.44	*	0.99	*	1.13	*	1.86	*	82
7.95	14.87	127,029	1.28		1.42		0.99		1.13		1.82		206
6.99	(25.66)	106,999	1.16		1.27		0.99		1.10		0.14		162
9.82	(18.62)	125,905	1.03		1.16		0.99		1.12		0.85		151
12.10	(14.71)	141,675	1.07		1.19		0.99		1.11		0.44		57
14.42	5.12	148,581	1.10		1.24		0.99		1.13		1.84		77

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$539,971
Investments in Affiliates	957
Financial Derivative Instruments
Exchange-traded or centrally cleared	990
Over the counter	9,051
Deposits with counterparty	3,020
Foreign currency, at value	872
Receivable for investments sold	197,574
Receivable for investments sold on a delayed-delivery basis	64
Receivable for TBA investments sold	10,936
Receivable for Portfolio shares sold	926
Interest and/or dividends receivable	1,485
Dividends receivable from Affiliates	1
Reimbursement receivable from PIMCO	35
Total Assets	765,882

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$376,875
Payable for short sales	1,848
Financial Derivative Instruments
Exchange-traded or centrally cleared	745
Over the counter	3,734
Payable for investments purchased	1,163
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	10,893
Deposits from counterparty	1,370
Payable for Portfolio shares redeemed	184
Overdraft due to custodian	2
Accrued investment advisory fees	179
Accrued supervisory and administrative fees	89
Accrued distribution fees	25
Accrued servicing fees	32
Other liabilities	3
Total Liabilities	397,143

Net Assets	$368,739

Net Assets Consist of:
Paid in capital	415,704
Undistributed (overdistributed) net investment income	14,617
Accumulated undistributed net realized gain (loss)	(64,493)
Net unrealized appreciation (depreciation)	2,911

Net Assets	$368,739
Cost of investments in securities	$542,301
Cost of investments in Affiliates	$957
Cost of foreign currency held	$879
Proceeds received on short sales	$1,854
Cost or premiums of financial derivative instruments, net	$(3)

Net Assets:
Institutional Class	$2,186
Class M	513
Administrative Class	248,868
Advisor Class	117,172

Shares Issued and Outstanding:
Institutional Class	320
Class M	75
Administrative Class	36,241
Advisor Class	16,868

Net Asset Value Per Share Outstanding:
Institutional Class	$6.84
Class M	6.83
Administrative Class	6.87
Advisor Class	6.95

* Includes repurchase agreements of:	$41,226

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest	$5,961
Dividends from Investments in Affiliates	29
Total Income	5,990

Expenses:
Investment advisory fees	1,106
Supervisory and administrative fees	546
Distribution and/or servicing fees - Class M	1
Servicing fees - Administrative Class	188
Distribution and/or servicing fees - Advisor Class	153
Trustee fees	5
Interest expense	592
Total Expenses	2,591
Waiver and/or Reimbursement by PIMCO	(259)
Net Expenses	2,332

Net Investment Income (Loss)	3,658

Net Realized Gain (Loss):
Investments in securities	(418)
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	1,401
Over the counter financial derivative instruments	(29,106)
Foreign currency	(16)

Net Realized Gain (Loss)	(28,137)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(208)
Exchange-traded or centrally cleared financial derivative instruments	(839)
Over the counter financial derivative instruments	3,634
Foreign currency assets and liabilities	(13)

Net Change in Unrealized Appreciation (Depreciation)	2,574

Net Increase (Decrease) in Net Assets Resulting from Operations	$(21,905)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Consolidated Statement of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$3,658	$6,256
Net realized gain (loss)	(28,137)	34,859
Net change in unrealized appreciation (depreciation)	2,574	10,985

Net Increase (Decrease) in Net Assets Resulting from Operations	(21,905)	52,100

Distributions to Shareholders:
From net investment income
Institutional Class	(187)	(34)
Class M	(38)	(4)
Administrative Class	(18,807)	(2,789)
Advisor Class	(8,969)	(1,204)

Total Distributions(a)	(28,001)	(4,031)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	27,193	(7,535)

Total Increase (Decrease) in Net Assets	(22,713)	40,534

Net Assets:
Beginning of period	391,452	350,918
End of period*	$368,739	$391,452

* Including undistributed (overdistributed) net investment income of:	$14,617	$38,960

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(21,905)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(426,734)
Proceeds from sales of long-term securities	352,661
(Purchases) Proceeds from sales of short-term portfolio investments, net	49,650
(Increase) decrease in deposits with counterparty	(1,014)
(Increase) decrease in receivable for investments sold	(114,619)
(Increase) decrease in interest and/or dividends receivable	(436)
(Increase) decrease in dividends receivable from Affiliates	6
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	147
Proceeds from (Payments on) over the counter financial derivative instruments	(29,132)
Increase (Decrease) in reimbursement receivable from PIMCO	17
(Increase) decrease in other assets	2
Increase (decrease) in payable for investments purchased	(44,361)
Increase (decrease) in deposits from counterparty	(3,111)
Increase (decrease) in accrued investment advisory fees	(30)
Increase (decrease) in accrued supervisory and administrative fees	(14)
Increase (decrease) in accrued distribution fees	(4)
Increase (decrease) in accrued servicing fees	(3)
Proceeds from (Payments on) short sales transactions, net	(203)
Proceeds from (Payments on) foreign currency transactions	(29)
Increase (decrease) in other liabilities	19
Net Realized (Gain) Loss
Investments in securities	418
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(1,401)
Over the counter financial derivative instruments	29,106
Foreign currency	16
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	208
Exchange-traded or centrally cleared financial derivative instruments	839
Over the counter financial derivative instruments	(3,634)
Foreign currency assets and liabilities	13
Net amortization (accretion) on investments	76

Net Cash Provided by (Used for) Operating Activities	(213,454)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	41,090
Payments on shares redeemed	(42,580)
Increase (decrease) in overdraft due to custodian	2
Cash distributions paid*	0
Proceeds from sale-buyback transactions	1,988,460
Payments on sale-buyback transactions	(1,773,131)

Net Cash Received from (Used for) Financing Activities	213,841

Net Increase (Decrease) in Cash and Foreign Currency	387

Cash and Foreign Currency:
Beginning of period	485
End of period	$872

* Reinvestment of distributions	$28,001

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$740

A Statement of Cash Flows is presented when a Portfolio had a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments were not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 146.4%

CORPORATE BONDS & NOTES 5.3%

BANKING & FINANCE 4.1%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$100	$103
4.625% due 10/30/2020		100	106
Ally Financial, Inc.
3.250% due 02/13/2018		1,350	1,362
6.250% due 12/01/2017		300	305
Bank of America N.A.
1.750% due 06/05/2018		2,000	2,003
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		1,100	1,144
Deutsche Bank AG
4.250% due 10/14/2021		1,600	1,677
Goldman Sachs Group, Inc.
2.446% due 09/15/2020		1,400	1,425
ING Bank NV
2.625% due 12/05/2022		500	505
International Lease Finance Corp.
8.875% due 09/01/2017		200	203
John Deere Capital Corp.
1.577% due 06/22/2020		1,200	1,202
Mitsubishi UFJ Financial Group, Inc.
3.082% due 03/01/2021		600	627
Navient Corp.
5.500% due 01/15/2019		400	417
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	200	240
Santander Holdings USA, Inc.
2.642% due 11/24/2017		$100	100
Toronto-Dominion Bank
2.250% due 03/15/2021		800	799
UBS AG
1.539% due 12/07/2018		900	901
1.799% due 06/08/2020		1,000	1,002
Unibail-Rodamco SE
1.928% due 04/16/2019		800	798

			14,919

INDUSTRIALS 0.6%
Enbridge, Inc.
1.946% due 06/15/2020		1,100	1,100
Hyundai Capital America
2.000% due 07/01/2019		200	198
Spectra Energy Partners LP
1.920% due 06/05/2020		1,000	1,004

			2,302

UTILITIES 0.6%
AT&T, Inc.
2.023% due 07/15/2021		1,100	1,112
Petrobras Global Finance BV
6.125% due 01/17/2022		700	725
6.625% due 01/16/2034	GBP	100	127
8.375% due 05/23/2021		$200	224

			2,188

Total Corporate Bonds & Notes (Cost $19,194)			19,409

MUNICIPAL BONDS & NOTES 0.1%

SOUTH CAROLINA 0.1%
South Carolina Student Loan Corp. Revenue Bonds, Series 2005
1.342% due 12/01/2023		300	300

Total Municipal Bonds & Notes (Cost $300)			300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 1.8%
Fannie Mae
1.566% due 05/25/2042	$5	$5
1.892% due 10/01/2044	6	6
1.896% due 02/25/2041	437	443
2.829% due 01/01/2036	53	55
2.838% due 07/01/2035	23	24
2.951% due 11/01/2034	27	29
3.129% due 05/25/2035	38	40
3.405% due 11/01/2035	17	17
Fannie Mae, TBA
3.000% due 09/01/2047	800	796
3.500% due 08/01/2032	1,000	1,040
Freddie Mac
1.389% due 02/15/2019	15	15
1.476% due 08/25/2031	1	1
1.609% due 08/15/2033 - 09/15/2042	1,764	1,768
1.892% due 02/25/2045	69	69
2.739% due 09/01/2036 †	168	177
2.859% due 01/01/2034	6	7
2.937% due 10/01/2036 †	80	84
3.034% due 07/01/2036 †	152	159
Ginnie Mae
2.550% due 04/20/2067	500	517
NCUA Guaranteed Notes
1.534% due 10/07/2020	404	404
1.644% due 12/08/2020	895	900
Small Business Administration
5.510% due 11/01/2027	224	241

Total U.S. Government Agencies (Cost $6,764)		6,797

U.S. TREASURY OBLIGATIONS 107.4%
U.S. Treasury Bonds
3.000% due 05/15/2045 †	80	83
3.000% due 02/15/2047 (e)	2,330	2,408
3.000% due 05/15/2047 (e)	1,580	1,634
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2018	23,146	23,071
0.125% due 04/15/2018 (i)†	7,405	7,381
0.125% due 04/15/2019 (e)(g)	39,186	39,218
0.125% due 04/15/2020 (e)	53,661	53,758
0.125% due 04/15/2021 (e)	31,035	30,997
0.125% due 01/15/2022 (i)	843	842
0.125% due 04/15/2022	6,737	6,707
0.125% due 07/15/2022 (e)	16,461	16,447
0.125% due 01/15/2023 (i)	2,648	2,625
0.125% due 07/15/2024	8,579	8,429
0.125% due 07/15/2026 (i)	1,816	1,752
0.250% due 01/15/2025	7,227	7,101
0.375% due 07/15/2023 (e)	18,672	18,801
0.375% due 07/15/2025 (i)†	5,579	5,539
0.375% due 01/15/2027	658	648
0.625% due 07/15/2021 (e)	26,711	27,387
0.625% due 01/15/2024 (e)	6,057	6,146
0.625% due 02/15/2043 (e)(i)	149	137
0.750% due 02/15/2045	2,181	2,049
1.250% due 07/15/2020 (e)	16,303	16,998
1.375% due 07/15/2018 (e)	6,146	6,246
1.375% due 01/15/2020 (e)	5,264	5,459
1.375% due 02/15/2044 †	105	114
1.625% due 01/15/2018 (i)†	2,218	2,229
1.625% due 01/15/2018 (e)(i)	467	469
1.750% due 01/15/2028 (i)	23	26
1.875% due 07/15/2019 (e)(g)	4,524	4,718
2.000% due 01/15/2026	4,201	4,710
2.125% due 01/15/2019 (e)	2,392	2,470
2.125% due 02/15/2040 (e)(i)	419	521
2.125% due 02/15/2041 (i)	983	1,229
2.375% due 01/15/2025	12,584	14,340
2.375% due 01/15/2027 (e)(i)	121	141
2.500% due 01/15/2029 †	6,640	7,991
3.625% due 04/15/2028 (e)(i)	60	79
3.875% due 04/15/2029 (e)(i)	297	404
3.875% due 04/15/2029 (i)†	149	202
U.S. Treasury Notes
1.875% due 02/28/2022 (e)	23,900	23,929
2.000% due 02/15/2025 (e)	3,110	3,067

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 11/15/2026 (e)		$16,900	$16,484
2.750% due 02/15/2024 (e)		20,100	20,910

Total U.S. Treasury Obligations (Cost $398,820)			395,896

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.1%
Alliance Bancorp Trust
1.456% due 07/25/2037		268	226
Banc of America Mortgage Trust
3.403% due 11/25/2035 ^		31	29
3.490% due 11/25/2034		64	63
3.778% due 06/25/2035		98	93
BCAP LLC Trust
5.250% due 08/26/2037		531	548
Bear Stearns Adjustable Rate Mortgage Trust
3.374% due 01/25/2035		247	245
3.427% due 03/25/2035		75	74
3.621% due 07/25/2036 ^		91	87
Citigroup Mortgage Loan Trust, Inc.
3.667% due 09/25/2037 ^		425	388
Countrywide Alternative Loan Trust
1.407% due 12/20/2046 ^		1,376	1,119
6.000% due 02/25/2037 ^		206	146
Countrywide Home Loan Mortgage Pass-Through Trust
3.399% due 08/25/2034 ^		24	22
3.528% due 11/19/2033		3	3
Eurosail PLC
1.240% due 06/13/2045	GBP	448	565
First Horizon Alternative Mortgage Securities Trust
3.129% due 06/25/2034		$11	11
6.000% due 02/25/2037		73	60
GreenPoint Mortgage Funding Trust
1.486% due 11/25/2045		11	9
GS Mortgage Securities Trust
3.849% due 12/10/2043		362	372
GSR Mortgage Loan Trust
3.498% due 01/25/2035		40	40
HarborView Mortgage Loan Trust
1.449% due 03/19/2036		53	41
HomeBanc Mortgage Trust
1.546% due 10/25/2035		104	102
IndyMac Mortgage Loan Trust
3.686% due 11/25/2035 ^		87	82
JPMorgan Mortgage Trust
3.275% due 08/25/2035		67	67
3.411% due 07/25/2035		48	49
3.505% due 02/25/2035		89	89
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		94	94
Marche Mutui SRL
0.062% due 02/25/2055	EUR	3	4
1.921% due 01/27/2064		56	64
MASTR Adjustable Rate Mortgages Trust
3.190% due 11/21/2034		$32	33
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.899% due 09/15/2030		135	133
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		47	47
Residential Accredit Loans, Inc. Trust
2.092% due 09/25/2045		142	125
Residential Asset Securitization Trust
1.616% due 05/25/2035		109	89
Royal Bank of Scotland Capital Funding Trust
6.335% due 12/16/2049		99	99
Sequoia Mortgage Trust
1.412% due 07/20/2036		286	274
Structured Adjustable Rate Mortgage Loan Trust
2.132% due 01/25/2035		15	13
3.396% due 02/25/2034		17	18
3.529% due 12/25/2034		68	67
Structured Asset Mortgage Investments Trust
1.426% due 04/25/2036		19	17
1.869% due 10/19/2034		20	19

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vornado DP LLC Trust
4.004% due 09/13/2028		$1,500	$1,588
WaMu Mortgage Pass-Through Certificates Trust
1.502% due 05/25/2047		248	226
3.061% due 12/25/2035		162	151
3.312% due 08/25/2035		22	21
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		21	18
Wells Fargo Mortgage-Backed Securities Trust
3.124% due 06/25/2033		54	55
3.167% due 03/25/2036 ^		138	132

Total Non-Agency Mortgage-Backed Securities (Cost $7,281)			7,817

ASSET-BACKED SECURITIES 4.8%
Argent Mortgage Loan Trust
1.696% due 05/25/2035		130	118
Atlas Senior Loan Fund Ltd.
2.400% due 01/30/2024		228	228
CIT Mortgage Loan Trust
2.566% due 10/25/2037		895	890
Citigroup Mortgage Loan Trust, Inc.
1.446% due 12/25/2036		59	39
1.546% due 10/25/2036		400	338
Cordatus CLO PLC
0.000% due 07/25/2024	EUR	84	97
0.758% due 01/30/2024	GBP	102	133
Countrywide Asset-Backed Certificates
1.466% due 03/25/2037		$200	182
4.132% due 04/25/2036		42	43
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021		530	532
Credit-Based Asset Servicing and Securitization LLC
1.336% due 07/25/2037		16	10
Eaton Vance CDO PLC
1.472% due 02/22/2027		155	155
Flagship Ltd.
2.276% due 01/20/2026		800	801
Fortress Credit BSL Ltd.
2.308% due 10/19/2025		500	500
Fremont Home Loan Trust
1.351% due 10/25/2036		168	152
GSAMP Trust
1.286% due 12/25/2036		62	34
2.191% due 03/25/2035 ^		154	127
Hildene CLO Ltd.
2.308% due 01/17/2026		1,900	1,905
IndyMac Mortgage Loan Trust
1.286% due 07/25/2036		308	144
Jamestown CLO Ltd.
2.378% due 01/17/2027		1,000	1,000
Lehman XS Trust
1.376% due 05/25/2036		205	201
4.755% due 06/25/2036		151	150
Morgan Stanley Mortgage Loan Trust
5.910% due 11/25/2036		900	446
6.000% due 07/25/2047 ^		107	87
Navient Student Loan Trust
2.366% due 03/25/2066		654	662

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OneMain Financial Issuance Trust
2.470% due 09/18/2024		$770	$772
Renaissance Home Equity Loan Trust
2.316% due 09/25/2037		1,144	653
Residential Asset Securities Corp. Trust
1.546% due 04/25/2036		200	192
Securitized Asset-Backed Receivables LLC Trust
1.466% due 05/25/2036		673	406
SLM Student Loan Trust
0.000% due 12/15/2023	EUR	23	27
0.000% due 01/25/2024		403	459
0.000% due 06/17/2024		136	154
1.196% due 04/25/2019		$1,048	1,045
2.656% due 04/25/2023		2,080	2,126
Structured Asset Securities Corp. Mortgage Loan Trust
2.551% due 04/25/2035		275	263
Symphony CLO LP
2.255% due 01/09/2023		681	683
U.S. Residential Opportunity Fund Trust
3.598% due 10/27/2036		372	371
VOLT LLC
3.500% due 03/25/2047		94	94
WhiteHorse Ltd.
2.370% due 02/03/2025		1,553	1,554

Total Asset-Backed Securities (Cost $17,611)			17,773

SOVEREIGN ISSUES 8.0%
Argentine Government International Bond
6.875% due 01/26/2027		1,100	1,140
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	100	122
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (b)	BRL	2,200	649
0.000% due 01/01/2018 (b)		17,600	5,091
0.000% due 04/01/2018 (b)		1,100	312
0.000% due 07/01/2018 (b)		37,800	10,498
Canada Government International Bond
4.250% due 12/01/2026 (c)	CAD	891	936
Japan Government International Bond
0.100% due 03/10/2027 (c)	JPY	270,594	2,524
Mexico Government International Bond
4.750% due 06/14/2018	MXN	9,975	539
7.750% due 05/29/2031		8,072	477
New Zealand Government International Bond
2.000% due 09/20/2025 (c)	NZD	2,752	2,049
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	893	1,347
0.125% due 03/22/2026 (c)		943	1,454
0.125% due 03/22/2046 (c)		365	758
0.125% due 11/22/2065 (c)		572	1,651
1.500% due 07/22/2047		20	24
3.250% due 01/22/2044		20	33

Total Sovereign Issues (Cost $30,009)			29,604

SHORT-TERM INSTRUMENTS 16.9%

CERTIFICATES OF DEPOSIT 3.8%
Barclays Bank PLC
1.710% due 03/16/2018		$1,000	1,000
1.949% due 11/06/2017		1,400	1,403
Credit Suisse AG
2.028% due 09/12/2017		1,800	1,803

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mitsubishi UFJ Trust & Banking Corp.
1.987% due 09/19/2017		$800	$801
Natixis NY
1.979% due 09/25/2017		2,700	2,704
Norinchukin Bank
1.871% due 10/12/2017		3,000	3,006
Sumitomo Mitsui Banking Corp.
1.946% due 09/15/2017		800	801
Sumitomo Mitsui Trust Bank Ltd.
1.997% due 09/18/2017		1,800	1,803
2.012% due 10/06/2017		800	802

			14,123

REPURCHASE AGREEMENTS (d) 11.2%
			41,226

ARGENTINA TREASURY BILLS 0.4%
3.008% due 07/14/2017 - 12/15/2017 (a)(b)		1,300	1,290

JAPAN TREASURY BILLS 1.1%
(0.141)% due 07/10/2017 - 08/07/2017 (a)(b)	JPY	460,000	4,090

MEXICO TREASURY BILLS 0.2%
6.841% due 08/17/2017 - 01/04/2018 (a)(b)	MXN	15,630	845

U.S. TREASURY BILLS 0.2%
0.942% due 08/31/2017 (a)(b)†		$802	801

Total Short-Term Instruments (Cost $62,322)			62,375

Total Investments in Securities (Cost $542,301)			539,971

		SHARES
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%
PIMCO Short-Term Floating NAV Portfolio III		96,825	957

Total Short-Term Instruments (Cost $957)			957

Total Investments in Affiliates (Cost $957)			957

Total Investments 146.7% (Cost $543,258)			$540,928

Financial Derivative Instruments (f)(h) 1.5% (Cost or Premiums, net $(3))			5,562

Other Assets and Liabilities, net (48.2)%			(177,751)

Net Assets 100.0%			$368,739

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate		Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	1.400	% †	06/30/2017	07/03/2017	$10,600	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2022	$(10,796)	$10,600	$10,601
DEU	1.400	†	06/30/2017	07/03/2017	14,500	U.S. Treasury Notes 1.750% due 05/15/2023	(14,768)	14,500	14,502
JPS	1.400	†	06/30/2017	07/03/2017	14,500	U.S. Treasury Notes 1.250% due 10/31/2021	(14,787)	14,500	14,502
SSB	0.050	†	06/30/2017	07/03/2017	1,626	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(1,664)	1,626	1,626

Total Repurchase Agreements							$(42,015)	$41,226	$41,231

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	1.350%	06/27/2017	07/05/2017	$(1,047)	$(1,047)
	1.380	06/27/2017	07/05/2017	(314)	(314)
BPG	1.250	06/08/2017	07/10/2017	(1,925)	(1,927)
	1.340	06/21/2017	07/21/2017	(8,549)	(8,553)
	1.430	07/03/2017	07/06/2017	(61,776)	(61,776)
	1.480	07/05/2017	07/07/2017	(57,839)	(57,839)
	2.680	06/22/2017	07/24/2017	(1,290)	(1,291)
GSC	1.160	06/02/2017	07/05/2017	(18,252)	(18,270)
	1.200	06/13/2017	07/13/2017	(2,410)	(2,412)
	1.250	06/26/2017	07/03/2017	(1,675)	(1,675)
	1.430	07/03/2017	07/05/2017	(77,465)	(77,465)
	1.480	06/28/2017	07/05/2017	(2,458)	(2,458)
TDM	0.960	04/19/2017	07/13/2017	(90,044)	(90,224)
	1.040	05/04/2017	07/10/2017	(6,833)	(6,845)
	1.090	05/09/2017	07/10/2017	(235)	(236)
	1.120	05/17/2017	07/13/2017	(1,485)	(1,488)
	1.150	06/01/2017	07/03/2017	(214)	(214)
	1.170	06/05/2017	07/07/2017	(322)	(322)
	1.180	06/07/2017	07/07/2017	(3,074)	(3,077)
	1.200	06/06/2017	07/06/2017	(9,122)	(9,130)
UBS	1.200	06/07/2017	08/07/2017	(2,971)	(2,973)
	2.440	06/06/2017	09/06/2017	(27,314)	(27,339)

Total Sale-Buyback Transactions					$(376,875)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.5)%
Fannie Mae, TBA	3.000%	07/01/2047	$ 800	$(803)	$(799)
Fannie Mae, TBA	4.000	08/01/2047	1,000	(1,051)	(1,049)

Total Short Sales (0.5)%				$(1,854)	$(1,848)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
PIMCO CommodityRealReturn® Strategy Portfolio
Global/Master Repurchase Agreement
SSB	$125	$0	$0	$125	$(133)	$(8)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,361)	(1,361)	1,360	(1)
BPG	0	0	(131,386)	(131,386)	130,630	(756)
GSC	0	0	(102,280)	(102,280)	101,598	(682)
TDM	0	0	(111,536)	(111,536)	111,229	(307)
UBS	0	0	(30,312)	(30,312)	29,909	(403)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPG	$10,601	$0	$0	$10,601	$(10,796)	$(195)
DEU	14,502	0	0	14,502	(14,768)	(266)
JPS	14,502	0	0	14,502	(14,787)	(285)
SSB	1,501	0	0	1,501	(1,532)	(31)

Total Borrowings and Other Financing Transactions	$41,231	$0	$(376,875)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(346,563)	$(30,312)	$0	$(376,875)

Total Borrowings	$0	$(346,563)	$(30,312)	$0	$(376,875)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(376,875)

(e)	Securities with an aggregate market value of $374,726 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(120,866) at a weighted average interest rate of 0.881%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Payable for sale-buyback transactions includes $(119) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - NYMEX Crude Calendar Spread August Futures †	$0.500	07/21/2017	1	$0	$0
Put - NYMEX Crude Calendar Spread December Futures †	0.500	11/17/2017	1	0	0
Put - NYMEX Crude Calendar Spread November Futures †	0.500	10/19/2017	1	0	0
Put - NYMEX Crude Calendar Spread October Futures †	0.500	09/19/2017	1	0	0
Put - NYMEX Crude Calendar Spread September Futures †	0.500	08/21/2017	1	0	0
Call - NYMEX Crude December Futures †	64.000	11/14/2018	7	24	10
Call - NYMEX Natural Gas March Futures †	0.500	02/23/2018	10	36	28
Call - NYMEX Natural Gas March Futures †	1.000	02/23/2018	10	25	18
Call - NYMEX WTI Crude December Futures †	66.000	12/29/2017	1	2	0
Call - NYMEX WTI Crude November Futures †	66.000	11/30/2017	1	2	0
Call - NYMEX WTI Crude October Futures †	66.000	10/31/2017	1	2	0
Call - NYMEX WTI-Brent Crude Spread December Futures †	2.000	10/30/2018	4	3	0

				$94	$56

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$115.500	08/25/2017	54	$0	$0
Put - CBOT U.S. Treasury 10-Year Note September Futures	116.500	08/25/2017	30	0	1
Call - CBOT U.S. Treasury 10-Year Note September Futures	135.000	08/25/2017	8	0	0
Call - CBOT U.S. Treasury 10-Year Note September Futures	136.000	08/25/2017	8	0	0
Call - CBOT U.S. Treasury 30-Year Bond September Futures	178.000	08/25/2017	55	1	0
Call - CBOT U.S. Treasury 30-Year Bond September Futures	182.000	08/25/2017	67	1	0
Put - CME 90-Day Eurodollar March Futures	98.250	03/19/2018	195	19	16

				$21	$17

Total Purchased Options				$115	$73

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - NYMEX Crude Calendar Spread August Futures †	$1.000	07/21/2017	2	$0	$0
Put - NYMEX Crude Calendar Spread December Futures †	1.000	11/17/2017	2	0	0
Put - NYMEX Crude Calendar Spread November Futures †	1.000	10/19/2017	2	0	0
Put - NYMEX Crude Calendar Spread October Futures †	1.000	09/19/2017	2	0	0
Put - NYMEX Crude Calendar Spread September Futures †	1.000	08/21/2017	2	0	0
Call - NYMEX Crude December Futures †	64.000	11/15/2017	7	(15)	(1)
Put - NYMEX Crude November Futures †	45.000	10/17/2018	2	(6)	(9)
Call - NYMEX Gasoline December Futures †	161.000	11/27/2017	1	(2)	(1)
Call - NYMEX Gasoline December Futures †	163.000	11/27/2017	2	(5)	(2)
Put - NYMEX Natural Gas August Futures †	2.850	07/26/2017	1	0	0
Put - NYMEX Natural Gas August Futures †	2.900	07/26/2017	2	(1)	(1)
Put - NYMEX Natural Gas August Futures †	3.050	07/26/2017	12	(9)	(14)
Call - NYMEX Natural Gas March Futures †	0.750	02/23/2018	20	(59)	(45)
Call - NYMEX Natural Gas October Futures †	0.200	09/26/2017	5	(2)	(1)
Put - NYMEX Natural Gas October Futures †	0.350	09/26/2017	5	(2)	(2)
Put - NYMEX Natural Gas September Futures †	2.850	08/28/2017	12	(9)	(10)
Call - NYMEX RBOB Gasoline December Futures †	185.000	12/29/2017	1	(2)	0
Call - NYMEX RBOB Gasoline November Futures †	185.000	11/30/2017	1	(2)	0
Call - NYMEX RBOB Gasoline October Futures †	185.000	10/31/2017	1	(2)	0
Call - NYMEX WTI-Brent Crude Spread December Futures †	0.000	10/30/2017	2	(1)	0
Put - NYMEX WTI-Brent Crude Spread December Futures †	3.000	10/30/2017	2	(1)	(1)
Call - NYMEX WTI-Brent Crude Spread December Futures †	0.000	10/30/2018	4	(5)	(1)
Put - NYMEX WTI-Brent Crude Spread June Futures †	2.000	04/27/2018	2	(1)	(2)
Put - NYMEX WTI-Brent Crude Spread June Futures †	3.000	04/27/2018	1	0	(1)

				$(124)	$(91)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August Futures	$126.000	07/21/2017	58	$(11)	$(46)
Call - CBOT U.S. Treasury 10-Year Note August Futures	127.500	07/21/2017	58	(14)	(3)
Put - CBOT U.S. Treasury 10-Year Note September Futures	124.500	08/25/2017	32	(14)	(15)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.500	08/25/2017	32	(17)	(6)
Call - CME 90-Day Eurodollar March Futures	98.750	03/19/2018	195	(22)	(7)

				$(78)	$(77)

Total Written Options				$(202)	$(168)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent (ICE) Dubai Futures April Futures †	04/2018	4	$	4,000	$(1)	$0	$0
Brent (ICE) Dubai Futures August Futures †	08/2018	4		4,000	(1)	0	0
Brent (ICE) Dubai Futures December Futures †	12/2018	4		4,000	(1)	0	0
Brent (ICE) Dubai Futures February Futures †	02/2018	4		4,000	(2)	0	0
Brent (ICE) Dubai Futures January Futures †	01/2018	4		4,000	(2)	0	0
Brent (ICE) Dubai Futures July Futures †	07/2018	4		4,000	(1)	0	0
Brent (ICE) Dubai Futures June Futures †	06/2018	4		4,000	(1)	0	0
Brent (ICE) Dubai Futures March Futures †	03/2018	4		4,000	(2)	0	0
Brent (ICE) Dubai Futures May Futures †	05/2018	4		4,000	(1)	0	0
Brent (ICE) Dubai Futures November Futures †	11/2018	4		4,000	(1)	0	0
Brent (ICE) Dubai Futures October Futures †	10/2018	4		4,000	(1)	0	0
Brent (ICE) Dubai Futures September Futures †	09/2018	4		4,000	(1)	0	0
Brent Crude December Futures †	10/2018	29		29,000	47	29	0
Brent Crude December Futures †	10/2019	68		68,000	(2)	64	0
Brent Crude December Futures †	10/2021	3		3,000	0	3	0
Brent Crude October Futures †	08/2017	1		1,000	0	1	0
Call Options Strike @ USD 59.000 on Brent Crude January Futures †	11/2017	1		100,000	(1)	0	0
Call Options Strike @ USD 60.000 on Brent Crude January Futures †	11/2017	1		100,000	(1)	0	0
Call Options Strike @ USD 61.000 on Brent Crude January Futures †	11/2017	1		100,000	(1)	0	0
Chicago Ethanol (Platts) December Futures †	12/2017	5		210,000	10	4	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Cocoa September Futures †	09/2017	9	GBP	90	$10	$6	$(3)
Copper December Futures †	12/2017	5	$	125	(1)	0	0
Cotton No. 2 March Futures †	03/2018	3		150,000	1	1	0
Euro-Bobl September Futures	09/2017	2	EUR	200,000	(3)	0	(1)
Gas Oil December Futures †	12/2017	32	$	3,200	(108)	6	0
Gas Oil December Futures †	12/2018	42		4,200	(107)	12	0
Gold 100 oz. December Futures †	12/2017	1		100	2	0	0
Gold 100 oz. December Futures †	12/2018	6		600	(2)	0	(2)
Hard Red Winter Wheat December Futures †	12/2017	12		60,000	34	18	0
Henry Hub Natural Gas Swap April Futures †	03/2018	36		90,000	9	0	0
Henry Hub Natural Gas Swap August Futures †	07/2018	8		20,000	(2)	0	0
Henry Hub Natural Gas Swap December Futures †	11/2018	8		20,000	2	0	0
Henry Hub Natural Gas Swap February Futures †	01/2018	24		60,000	12	0	0
Henry Hub Natural Gas Swap July Futures †	06/2018	8		20,000	(2)	0	0
Henry Hub Natural Gas Swap June Futures †	05/2018	8		20,000	(2)	0	0
Henry Hub Natural Gas Swap March Futures †	02/2018	8		20,000	6	0	0
Henry Hub Natural Gas Swap May Futures †	04/2018	8		20,000	(3)	0	0
Henry Hub Natural Gas Swap November Futures †	10/2018	8		20,000	(1)	0	0
Henry Hub Natural Gas Swap October Futures †	09/2018	8		20,000	(2)	0	0
Henry Hub Natural Gas Swap September Futures †	08/2018	8		20,000	(2)	0	0
Lead November Futures †	11/2017	2		50	0	0	0
Live Cattle October Futures †	10/2017	9		360,000	(11)	1	(1)
Natural Gas April Futures †	03/2018	17		170,000	(6)	0	0
Natural Gas February Futures †	01/2018	5		50,000	4	0	0
Natural Gas October Futures †	09/2017	11		110,000	(3)	0	(1)
Natural Gas October Futures †	09/2018	18		180,000	(5)	1	0
Natural Gas September Futures †	08/2017	5		50,000	6	0	0
New York Harbor ULSD December Futures †	11/2017	1		42,000	4	1	0
New York Harbor ULSD September Futures †	08/2017	1		42,000	1	1	0
Platinum October Futures †	10/2017	18		900	(15)	3	0
Put Options Strike @ USD 46.000 on Brent Crude December Futures †	10/2018	2		200,000	2	0	(1)
Silver December Futures †	12/2017	7		35,000	(37)	0	(1)
Soybean Oil September Futures †	09/2017	10		600,000	7	3	0
U.S. Treasury 10-Year Note September Futures †	09/2017	42		4,200,000	(24)	0	(11)
White Sugar October Futures †	09/2017	17		850	(56)	3	0
WTI Crude December Futures †	11/2018	16		16,000	(5)	15	0
WTI Crude December Futures †	11/2019	15		15,000	12	15	0
WTI Crude February Futures †	01/2018	8		8,000	(9)	8	0
WTI Crude January Futures †	12/2017	6		6,000	(37)	6	0
WTI Crude June Futures †	05/2019	6		6,000	9	6	0
WTI Crude June Futures †	05/2020	6		6,000	(13)	6	0
WTI Crude March Futures †	02/2018	26		26,000	53	26	0
WTI Crude March Futures †	02/2019	14		14,000	(17)	13	0
WTI Crude September Futures †	08/2017	4		4,000	(21)	4	0
WTI Crude September Futures †	08/2018	24		24,000	(94)	23	0
WTI Houston (Argus) vs. WTI Trade April Futures †	03/2018	1		1,000	0	0	0
WTI Houston (Argus) vs. WTI Trade August Futures †	07/2018	1		1,000	0	0	0
WTI Houston (Argus) vs. WTI Trade December Futures †	11/2018	1		1,000	0	0	0
WTI Houston (Argus) vs. WTI Trade February Futures †	01/2018	1		1,000	0	0	0
WTI Houston (Argus) vs. WTI Trade January Futures †	12/2017	1		1,000	0	0	0
WTI Houston (Argus) vs. WTI Trade July Futures †	06/2018	1		1,000	0	0	0
WTI Houston (Argus) vs. WTI Trade June Futures †	05/2018	1		1,000	0	0	0
WTI Houston (Argus) vs. WTI Trade March Futures †	02/2018	1		1,000	0	0	0
WTI Houston (Argus) vs. WTI Trade May Futures †	04/2018	1		1,000	0	0	0
WTI Houston (Argus) vs. WTI Trade November Futures †	10/2018	1		1,000	0	0	0
WTI Houston (Argus) vs. WTI Trade October Futures †	09/2018	1		1,000	0	0	0
WTI Houston (Argus) vs. WTI Trade September Futures †	08/2018	1		1,000	0	0	0
Zinc November Futures †	11/2017	5		125	1	0	0

					$(376)	$279	$(21)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum November Futures †	11/2017	8		$200	$(2)	$0	$0
Arabica Coffee December Futures †	12/2017	6		225,000	14	2	0
Brent Crude December Futures †	10/2017	13		13,000	(16)	0	(14)
Brent Crude December Futures †	10/2020	17		17,000	(28)	0	(16)
Brent Crude June Futures †	04/2018	10		10,000	(15)	0	(10)
Brent Crude June Futures †	04/2019	30		30,000	13	0	(28)
Brent Crude June Futures †	05/2020	24		24,000	19	0	(23)
Brent Crude June Futures †	04/2021	6		6,000	2	0	(6)
Brent Crude March Futures †	01/2019	18		18,000	(2)	0	(18)
Brent Crude November Futures †	09/2017	1		1,000	(2)	0	(1)
Brent Crude September Futures †	07/2017	4		4,000	11	0	(5)
Brent Crude September Futures †	07/2018	18		18,000	8	0	(18)
Call Options Strike @ USD 53.000 on Brent Crude October Futures †	08/2017	12		1,200,000	2	0	(2)
Call Options Strike @ USD 60.000 on Brent Crude June Futures †	04/2018	12		1,200,000	5	0	(3)
Call Options Strike @ USD 63.000 on Brent Crude June Futures †	04/2018	1		100,000	0	0	0
Call Options Strike @ USD 64.000 on Brent Crude June Futures †	04/2018	7		700,000	5	0	(1)
Cocoa December Futures †	12/2017	9	GBP	90	(9)	3	(6)
Copper December Futures †	12/2017	11		$275,000	(1)	0	(1)
Corn December Futures †	12/2017	25		125,000	8	0	(15)
Euro-OAT France Government 10-Year Bond September Futures	09/2017	5	EUR	500,000	5	7	0
Gas Oil June Futures †	06/2018	21		$2,100	62	0	(5)
Gas Oil June Futures †	06/2019	21		2,100	46	0	(7)
Gas Oil October Futures †	10/2017	3		300	(9)	0	(1)
Gold 100 oz. August Futures †	08/2017	12		1,200	43	3	0
Henry Hub Natural Gas Swap January Futures †	12/2017	36		90,000	6	0	0
Japan Government 10-Year Bond September Futures	09/2017	6	JPY	600,000,000	27	22	0
Live Cattle August Futures †	08/2017	9		$360,000	18	2	0
Natural Gas August Futures †	07/2017	6		60,000	7	0	0
Natural Gas December Futures †	11/2017	1		10,000	(1)	0	0
Natural Gas January Futures †	12/2017	8		80,000	(1)	0	0
Natural Gas March Futures †	02/2018	26		260,000	10	1	0
Natural Gas May Futures †	04/2018	9		90,000	1	0	0
Natural Gas September Futures †	08/2017	3		30,000	1	0	0
New York Harbor ULSD October Futures †	09/2017	3		126,000	(2)	0	(4)
Nickel November Futures †	11/2017	1		6	0	0	0
Put Options Strike @ USD 43.000 on Brent Crude June Futures †	04/2018	1		100,000	0	0	0
Put Options Strike @ USD 44.000 on Brent Crude June Futures †	04/2018	7		700,000	(1)	2	0
Put Options Strike @ USD 45.000 on Brent Crude June Futures †	04/2018	12		1,200,000	5	4	0
RBOB Gasoline December Futures †	11/2017	4		168,000	(13)	0	(6)
RBOB Gasoline September Futures †	08/2017	1		42,000	0	0	(2)
Soybean Meal September Futures †	09/2017	6		600	(1)	0	(6)
Sugar No. 11 October Futures †	09/2017	26		2,912,000	45	0	(9)
U.S. Treasury 5-Year Note September Futures	09/2017	234		23,400,000	56	40	0
U.S. Treasury 30-Year Bond September Futures	09/2017	131		13,100,000	(194)	74	0
United Kingdom Long Gilt September Futures	09/2017	22	GBP	2,200,000	54	32	0
Wheat December Futures †	12/2017	24		$120,000	(69)	0	(35)
WTI Crude April Futures †	03/2018	3		3,000	19	0	(3)
WTI Crude August Futures †	07/2017	3		3,000	19	0	(3)
WTI Crude December Futures †	11/2017	7		7,000	(4)	0	(7)
WTI Crude December Futures †	11/2018	24		24,000	(19)	0	(23)
WTI Crude December Futures †	11/2020	23		23,000	1	0	(21)
WTI Crude July Futures †	06/2018	4		4,000	(7)	0	(4)
WTI Crude June Futures †	05/2018	29		29,000	72	0	(28)
WTI Crude May Futures †	04/2018	3		3,000	16	0	(3)
WTI Crude November Futures †	10/2017	3		3,000	(7)	0	(3)
WTI Crude October Futures †	09/2017	4		4,000	(10)	0	(4)
WTI Crude September Futures †	08/2017	3		3,000	14	0	(3)
WTI Crude September Futures †	08/2019	1		1,000	(2)	0	(1)

					$199	$192	$(345)

Total Futures Contracts					$(177)	$471	$(366)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
Index/Tranches							Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022	$ 5,330	$(386)	$10	$(376)	$0	$(12)
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021	EUR 2,000	(35)	(18)	(53)	2	0
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022	5,500	(99)	(39)	(138)	5	0

				$(520)	$(47)	$(567)	$7	$(12)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	06/15/2018		$3,900	$15	$(22)	$(7)	$0	$0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		25,700	1,518	(1,171)	347	0	(52)
Pay(4)	3-Month USD-LIBOR	2.678	10/25/2023		1,700	0	36	36	0	(4)
Pay(4)	3-Month USD-LIBOR	2.670	11/19/2023		2,000	0	40	40	0	(4)
Pay(4)	3-Month USD-LIBOR	2.681	12/12/2023		2,000	0	40	40	0	(4)
Pay(4)	3-Month USD-LIBOR	2.500	12/19/2023		3,200	(26)	63	37	0	(7)
Receive(4)	3-Month USD-LIBOR	2.500	02/22/2026		17,600	(56)	92	36	30	0
Receive(4)	3-Month USD-LIBOR	2.400	03/16/2026		8,050	(30)	84	54	14	0
Receive(4)	3-Month USD-LIBOR	2.300	04/21/2026		4,700	(20)	74	54	8	0
Receive(4)	3-Month USD-LIBOR	2.300	04/27/2026		5,700	(22)	88	66	9	0
Receive(4)	3-Month USD-LIBOR	1.850	07/20/2026		6,100	(42)	240	198	9	0
Receive(4)	3-Month USD-LIBOR	1.850	07/27/2026		2,000	(3)	68	65	3	0
Receive(4)	3-Month USD-LIBOR	2.000	07/27/2026		8,800	205	23	228	13	0
Receive	3-Month USD-LIBOR†	1.750	12/21/2026		8,380	(248)	608	360	26	0
Receive	3-Month USD-LIBOR	2.250	12/21/2046		4,430	502	(204)	298	19	0
Receive(4)	3-Month USD-LIBOR	2.969	10/25/2048		310	0	(23)	(23)	2	0
Receive(4)	3-Month USD-LIBOR	2.951	11/19/2048		300	0	(21)	(21)	2	0
Receive(4)	3-Month USD-LIBOR	2.953	12/12/2048		300	0	(20)	(20)	2	0
Receive(4)	3-Month USD-LIBOR	2.750	12/19/2048		800	21	(41)	(20)	4	0
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	8,440	(132)	(7)	(139)	107	0
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048		2,550	(151)	47	(104)	84	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	1,200	(3)	0	(3)	0	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		6,200	(1)	4	3	0	(1)
Pay	28-Day MXN-TIIE	7.388	11/17/2021		5,300	0	7	7	0	(1)
Pay	28-Day MXN-TIIE	7.200	06/05/2024		15,900	0	11	11	0	(4)
Pay	28-Day MXN-TIIE	8.035	12/17/2026		23,300	(2)	84	82	0	(7)
Pay	28-Day MXN-TIIE	7.733	02/25/2027		6,400	9	6	15	0	(2)
Pay	CPTFEMU	0.580	10/15/2017	EUR	700	(2)	4	2	1	0
Pay	CPTFEMU	0.830	05/15/2018		2,400	(10)	(21)	(31)	0	(2)
Pay	CPTFEMU	0.625	09/15/2018		800	(2)	6	4	0	0
Pay	CPTFEMU	0.650	10/15/2018		600	(1)	4	3	0	0
Pay	CPTFEMU	0.883	11/15/2018		1,100	0	8	8	0	0
Pay	CPTFEMU	0.806	04/15/2021		2,560	17	46	63	4	0
Pay	CPTFEMU	0.875	05/15/2021		1,800	12	29	41	3	0
Pay	CPTFEMU	1.165	12/15/2021		170	0	0	0	0	0
Pay	CPTFEMU	1.177	05/15/2026		400	(11)	2	(9)	0	(1)
Pay	CPTFEMU	1.385	12/15/2026		2,900	(3)	8	5	0	(11)
Pay	CPTFEMU	1.360	06/15/2027		1,200	0	3	3	5	0
Pay	CPURNSA	1.010	10/16/2017		$1,300	13	(1)	12	2	0
Pay	CPURNSA	1.710	04/27/2018		3,300	0	(13)	(13)	2	0
Pay	CPURNSA	1.680	04/28/2018		42,900	0	(156)	(156)	36	0
Pay	CPURNSA	1.580	05/23/2018		8,600	4	(9)	(5)	4	0
Pay	CPURNSA	1.935	04/27/2019		3,300	0	22	22	0	(2)
Pay	CPURNSA	1.793	06/15/2019		1,000	0	0	0	1	0
Pay	CPURNSA	2.027	11/23/2020		1,500	0	(8)	(8)	1	0
Pay	CPURNSA	2.021	11/25/2020		1,500	0	(8)	(8)	1	0
Pay	CPURNSA	1.550	07/26/2021		1,100	37	(17)	20	1	0
Pay	CPURNSA	1.603	09/12/2021		770	23	(12)	11	1	0
Pay	CPURNSA	1.730	07/26/2026		1,100	(59)	27	(32)	0	(1)
Pay	CPURNSA	1.762	08/30/2026		1,900	(93)	47	(46)	0	(3)
Pay	CPURNSA	1.800	09/12/2026		600	(6)	(7)	(13)	0	(1)
Pay	CPURNSA	1.801	09/12/2026		770	(36)	19	(17)	0	(1)
Pay	CPURNSA	1.805	09/12/2026		700	(32)	17	(15)	0	(1)
Pay	CPURNSA	1.780	09/15/2026		500	(24)	12	(12)	0	(1)
Pay	FRCPXTOB	0.890	11/15/2018	EUR	400	1	(1)	0	0	0
Pay	FRCPXTOB	1.438	06/15/2027		1,200	0	(2)	(2)	0	(5)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	UKRPI	3.190%	04/15/2030	GBP	1,500	$(85)	$47	$(38)	$0	$(15)
Pay	UKRPI	3.350	05/15/2030		2,900	(38)	69	31	0	(32)
Pay	UKRPI	3.400	06/15/2030		1,600	(5)	33	28	0	(18)
Pay	UKRPI	3.325	08/15/2030		300	(1)	(2)	(3)	0	(4)
Pay	UKRPI	3.275	09/15/2030		600	(27)	14	(13)	0	(8)
Pay	UKRPI	3.530	10/15/2031		500	5	0	5	0	(1)
Pay	UKRPI	3.358	04/15/2035		300	(7)	3	(4)	0	(6)
Pay	UKRPI	3.585	10/15/2046		640	(51)	7	(44)	29	0
Pay	UKRPI	3.428	03/15/2047		200	0	9	9	8	0

						$1,153	$285	$1,438	$431	$(199)

Total Swap Agreements						$633	$238	$871	$438	$(211)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn® Strategy Portfolio(5)	$17	$175	$436	$628	$ (77)	$ (10)	$ (211)	$ (298)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)(5)	56	304	2	362	(91)	(356)	0	(447)

Total Exchange-Traded or Centrally Cleared	$73	$479	$438	$990	$ (168)	$ (366)	$ (211)	$ (745)

(g)	Securities with an aggregate market value of $1,715 and cash of $3,080 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Agreements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled variation margin asset of $8 for closed futures is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	07/2017			$1,715	AUD	2,261	$22	$0
	08/2017		AUD	2,261		$1,715	0	(22)
BOA	08/2017	†	EUR	205		229	0	(5)
	08/2017		JPY	20,000		180	2	0
	07/2018		BRL	800		236	9	0
BPS	07/2017			1,471		445	1	0
	07/2017			$445	BRL	1,471	0	(1)
	07/2017			1,517	EUR	1,334	6	0
	07/2017			2,552	JPY	285,700	0	(12)
	07/2017			58	MXN	1,110	3	0
	08/2017		COP	558,548		$191	9	0
	08/2017		EUR	1,334		1,520	0	(6)
	08/2017		JPY	285,700		2,555	12	0
	10/2017		BRL	25,500		7,519	18	(59)
	10/2017			$1,969	BRL	6,600	0	(12)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	01/2018		BRL	910		$252	$0	$(14)
	03/2018		MXN	14,420		690	0	(77)
	03/2018			$727	MXN	14,420	40	0
	07/2018		BRL	7,800		$2,225	11	0
CBK	07/2017		EUR	2,070		2,329	0	(36)
	07/2017		GBP	6,993		8,998	0	(110)
	07/2017		JPY	100,000		909	19	0
	08/2017	†	CAD	69		51	0	(2)
	08/2017	†	EUR	53		59	0	(1)
	08/2017		JPY	230,000		2,072	24	0
	08/2017		MXN	18,637		1,008	0	(13)
	09/2017			$135	ARS	2,259	0	(4)
	09/2017			989	RUB	57,149	0	(35)
	07/2018		BRL	4,800		$1,428	65	0
DUB	07/2017			5,120		1,541	1	(6)
	07/2017			$1,578	BRL	5,120	0	(32)
	08/2017			890		2,984	6	0
	10/2017			3,112		10,400	0	(29)
	01/2018		BRL	9,500		$2,670	0	(106)
	07/2018			11,300		3,232	24	0
FBF	07/2017		INR	60,939		943	2	0
	08/2017		MXN	3,790		190	0	(18)
	12/2017			$930	INR	60,939	0	(2)
GLM	07/2017		BRL	1,334		$404	1	0
	07/2017		CAD	1,622		1,203	0	(48)
	07/2017		GBP	627		798	0	(18)
	07/2017		JPY	285,700		2,580	40	0
	07/2017			$402	BRL	1,334	1	0
	07/2017			829	EUR	736	11	0
	07/2017			1,937	GBP	1,510	30	0
	08/2017	†	EUR	54		$61	0	(1)
	10/2017		RUB	56,826		969	27	0
	10/2017			$1,521	BRL	5,100	0	(10)
	01/2018		MXN	2,033		$99	0	(10)
HUS	07/2017			$943	GBP	730	8	0
	08/2017	†	EUR	53		$60	0	(1)
	08/2017			$441	GBP	339	1	0
	10/2017			4,033	BRL	13,500	0	(30)
	07/2018		BRL	12,200		$3,483	19	0
JPM	07/2017		AUD	2,261		1,672	0	(66)
	07/2017		GBP	745		947	0	(23)
	07/2017		NZD	2,804		1,982	0	(72)
	07/2017			$1,237	CAD	1,622	13	0
	07/2017			934	GBP	721	5	0
	08/2017	†	CAD	1,688		$1,287	0	(15)
	08/2017	†	EUR	33		37	0	(1)
	08/2017	†		$387	CAD	530	22	0
	10/2017		BRL	12,300		$3,618	0	(29)
	01/2018			1,890		522	0	(30)
	07/2018			500		146	4	0
MSB	09/2017			$317	ARS	5,314	0	(10)
	04/2018		BRL	1,100		$328	11	0
	07/2018			400		118	4	0
NGF	07/2017		MXN	1,110		55	0	(7)
	08/2017			1,670		81	0	(10)
	11/2017			4,370		212	0	(23)
	01/2018		BRL	5,300		1,477	0	(71)
SCX	07/2017			$928	INR	60,939	13	0
	08/2017	†	EUR	54		$61	0	(1)
TOR	08/2017		MXN	3,767		188	0	(18)
UAG	07/2017			$7,340	GBP	5,727	119	0
	08/2017		GBP	5,727		$7,346	0	(120)
	08/2017		JPY	110,000		991	11	0
	08/2017	†		$664	EUR	607	31	0

Total Forward Foreign Currency Contracts							$645	$(1,216)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$ 1,700	$ 171	$36
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	1,700	170	205
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018	7,300	83	116
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018	9,500	110	139
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018	700	70	15
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018	700	70	84

							$ 674	$595

Total Purchased Options							$ 674	$595

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC GBP versus USD	$1.265	07/05/2017	GBP	800	$(5)	$0
MSB	Put - OTC GBP versus USD	1.266	07/06/2017		700	(4)	0

						$(9)	$0

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount		Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$	700	$ (6)	$0
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020		12,100	(108)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020		1,000	(13)	0
DUB	Floor - OTC YOY CPURNSA	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018		900	(9)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	1,200	(54)	(14)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$	600	(4)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		4,600	(52)	(19)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		2,000	(37)	(11)

							$ (283)	$(44)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
RYL	Call - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Receive	1.800%	11/07/2017	$	3,900	$ (34)	$(2)
	Put - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	2.600	11/07/2017		3,900	(34)	(38)

								$ (68)	$(40)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC CLCAL18 †	$46.000	07/17/2017	$	3	$(1)	$(1)
	Call - OTC CLCAL18 †	53.000	07/17/2017		2	(1)	0
MYC	Put - OTC NGCAL18 †	2.950	07/26/2017		12,000	(4)	(6)
	Call - OTC NGCAL18 †	3.300	07/26/2017		12,000	(4)	(1)
SOG	Call - OTC Natural Gas September Futures †	0.200	09/26/2017		10	(1)	0
	Put - OTC Natural Gas September Futures †	0.350	09/26/2017		10	0	0

						$(11)	$(8)

Total Written Options						$(371)	$(92)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		84		1,050		(311)		(158)		(197)		468
Notional Amount in $	$	150,300		$39,143		$(105,934)	$	(18,984)	$	(10,800)	$	53,725
Notional Amount in EUR	EUR	6,700	EUR	15,000	EUR	(4,200)	EUR	(8,800)	EUR	(7,500)	EUR	1,200
Notional Amount in GBP	GBP	2,860	GBP	10,530	GBP	0	GBP	(8,880)	GBP	(3,010)	GBP	1,500
Premiums	$	(1,676)		$(794)		$1,373	$	300	$	224	$	(573)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	EURMARGIN 3Q17 †	$7.180	09/30/2017	2,100	$(1)	$(1)	$0	$(2)
	Pay	EURMARGIN 3Q17 †	7.300	09/30/2017	600	0	(1)	0	(1)
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	2,400	0	4	4	0
	Pay	EURSIMP 3Q17 †	2.475	09/30/2017	2,400	0	(5)	0	(5)
	Receive	EURSIMP 4Q17 †	1.000	12/31/2017	900	0	2	2	0
	Receive	EURSIMP CAL17 †	0.550	12/31/2017	6,000	0	21	21	0
	Receive	NAPGASFO CAL18 †	12.700	12/31/2018	2,400	0	(7)	0	(7)
	Receive	OREXIO 1Q18 †	69.200	03/31/2018	300	0	(3)	0	(3)
	Pay	OREXIO 4Q17 †	78.000	12/31/2017	600	0	11	11	0
	Receive	OREXIO 4Q18 †	63.700	12/31/2018	600	0	(5)	0	(5)
	Receive	PLATGOLD N7 †	238.250	07/07/2017	2,000	6	(164)	0	(158)
CBK	Pay	SLVRLND Index †	17.910	11/30/2017	10,000	0	12	12	0
GST	Pay	GOLDLNPM Index †	1,365.100	07/05/2017	200	0	25	25	0
	Receive	KCBT Wheat November Futures †	0.118	11/24/2017	39,800	2	(3)	0	(1)
	Pay	OREXIO 1Q18 †	72.300	03/31/2018	300	0	4	4	0
	Receive	OREXIO 1Q19 †	58.400	03/31/2019	300	0	(1)	0	(1)
	Receive	OREXIO 3Q18 †	63.550	09/30/2018	600	0	(4)	0	(4)
	Receive	OREXIO 4Q17 †	55.350	12/31/2017	600	0	2	2	0
	Receive	OREXIO 4Q18 †	62.000	12/31/2018	276	0	(2)	0	(2)
	Receive	PLATGOLD N7 †	232.800	07/05/2017	800	1	(68)	0	(67)
	Receive	PLTMLNPM Index †	1,106.500	07/05/2017	200	0	(37)	0	(37)
JPM	Receive	EURMARGIN 2H17 †	5.070	12/31/2017	1,200	0	3	3	0
	Pay	EURMARGIN 3Q17 †	7.270	09/30/2017	2,301	0	(2)	0	(2)
	Receive	EURMARGIN 4Q17 †	3.900	12/31/2017	11,700	1	26	27	0
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	600	0	1	1	0
	Receive	EURSIMP 2H18 †	2.600	12/31/2018	1,800	0	0	0	0
	Pay	EURSIMP 4Q17 †	3.350	12/31/2017	1,800	0	0	0	0
	Receive	HSFOEW 1Q18 †	14.500	03/31/2018	300	0	1	1	0
	Pay	Live Cattle August Futures †	120.000	08/04/2017	98,900	0	4	4	0
	Receive	Live Cattle October Futures †	116.290	08/04/2017	98,900	0	(1)	0	(1)
	Receive	NAPGASFO CAL18 †	12.000	12/31/2018	1,200	0	(3)	0	(3)
MAC	Receive	CAW Z7 †	0.450	11/15/2017	32,000	(2)	(6)	0	(8)
	Receive	EURMARGIN 4Q17 †	4.000	12/31/2017	300	0	1	1	0
	Receive	NAPGASFO CAL17 †	16.100	12/31/2017	6,000	(7)	(38)	0	(45)
MYC	Receive	EURMARGIN 2H18 †	5.770	12/31/2018	3,000	0	1	1	0
	Receive	EURMARGIN 2H18 †	5.810	12/31/2018	1,800	0	1	1	0
	Receive	EURMARGIN 2H18 †	5.980	12/31/2018	900	0	0	0	0
	Receive	EURMARGIN 3Q17 †	6.300	09/30/2017	300	0	1	1	0
	Pay	EURMARGIN 3Q17 †	7.270	09/30/2017	600	0	(1)	0	(1)
	Pay	EURMARGIN 3Q17 †	7.530	09/30/2017	399	0	0	0	0
	Receive	EURMARGIN 4Q17 †	4.740	12/31/2017	3,000	0	4	4	0
	Receive	EURMARGIN 4Q17 †	4.850	12/31/2017	2,700	0	4	4	0
	Pay	EURMARGIN 4Q17 †	5.820	12/31/2017	3,000	0	(1)	0	(1)
	Pay	EURMARGIN 4Q17 †	5.860	12/31/2017	900	0	0	0	0
	Pay	EURMARGIN 4Q17 †	5.900	12/31/2017	1,800	0	(1)	0	(1)
	Receive	EURMARGIN CAL17 †	5.780	12/31/2017	2,400	0	4	4	0
	Receive	EURMARGIN CAL17 †	5.800	12/31/2017	1,200	0	2	2	0
	Receive	EURSIMP 1Q18 †	2.519	03/31/2018	600	0	0	0	0
	Pay	EURSIMP 3Q17 †	3.219	09/30/2017	600	0	(1)	0	(1)
	Pay	GOLDLNPM Index †	1,255.000	11/29/2018	200	0	(3)	0	(3)
	Pay	GOLDLNPM Index †	1,266.200	11/29/2018	200	0	0	0	0
	Pay	GOLDLNPM Index †	1,289.000	11/29/2018	200	0	4	4	0
	Pay	SLVRLND Index †	17.938	11/29/2017	5,000	0	6	6	0
SOG	Pay	EURMARGIN 3Q17 †	7.150	09/30/2017	300	0	0	0	0
	Pay	EURMARGIN 4Q17 †	6.050	12/31/2017	2,100	0	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
UAG	Pay	GOLDLNPM Index †	$1,223.100	12/01/2017	300	$0	$(8)	$0	$(8)
	Pay	SLVRLND Index †	17.660	12/01/2017	5,000	0	5	5	0
	Pay	SLVRLND Index †	17.766	12/01/2017	5,000	0	5	5	0
	Pay	SLVRLND Index †	18.027	12/01/2017	5,000	0	6	6	0

						$0	$(206)	$161	$(367)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Italy Government International Bond	1.000%	03/20/2019	0.364%	$ 1,100	$(19)	$32	$13	$0
	Mexico Government International Bond	1.000	06/20/2021	0.837	200	(5)	6	1	0
BRC	Mexico Government International Bond	1.000	06/20/2021	0.837	800	(21)	26	5	0
CBK	Brazil Government International Bond	1.000	06/20/2021	1.885	100	(9)	6	0	(3)
	Mexico Government International Bond	1.000	06/20/2021	0.837	100	(2)	3	1	0
DUB	Brazil Government International Bond	1.000	06/20/2021	1.885	200	(17)	10	0	(7)
	Mexico Government International Bond	1.000	06/20/2021	0.837	100	(3)	4	1	0
GST	Brazil Government International Bond	1.000	06/20/2021	1.885	400	(28)	15	0	(13)
HUS	Brazil Government International Bond	1.000	06/20/2022	2.376	400	(26)	1	0	(25)
	Mexico Government International Bond	1.000	06/20/2021	0.837	500	(12)	15	3	0
NGF	Russia Government International Bond	1.000	06/20/2021	1.333	300	(18)	14	0	(4)

						$(160)	$132	$24	$(52)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
							Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$800	$ (42)	$37	$0	$(5)
GST	CMBX.NA.AAA.8 Index	0.500	10/17/2057	300	(17)	15	0	(2)

					$ (59)	$52	$0	$(7)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	UKRPI	3.430%	06/15/2030	GBP	600	$0	$15	$15	$0
BPS	Pay	CPTFEMU	0.806	04/15/2021	EUR	600	0	15	15	0
DUB	Pay	CPURNSA	2.500	07/15/2022		$1,200	10	(132)	0	(122)
	Pay	CPURNSA	2.560	05/08/2023		13,100	0	(1,360)	0	(1,360)
GLM	Pay	UKRPI	3.400	06/15/2030	GBP	500	2	6	8	0
	Pay	UKRPI	3.325	08/15/2030		3,940	(12)	(21)	0	(33)
MYC	Pay	CPURNSA	1.810	07/19/2026		$400	0	(9)	0	(9)
	Pay	CPURNSA	1.800	07/20/2026		1,500	0	(34)	0	(34)
	Pay	CPURNSA	1.805	09/20/2026		300	0	(7)	0	(7)

							$0	$(1,527)	$38	$(1,565)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	BCOMF1T Index †	20,831	0.0115%	08/15/2017	$6,691	$0	$140	$140	$0
	Receive	BCOMTR Index †	117,314	0.0112%	08/15/2017	19,257	0	401	401	0
	Receive	BCOMTR1 Index †	27,507	0.0114%	08/15/2017	1,967	0	41	41	0
	Pay	SPGCINP Index †	12,286	(0.050)%	08/15/2017	2,065	0	(107)	0	(107)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	BCOMF1T Index †	105	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	$34	$0	$1	$1	$0
	Receive	BCOMTR Index †	165,760	0.0113%	08/15/2017	27,210	0	567	567	0
	Receive	BCOMTR2 Index †	236,898	0.0115%	08/15/2017	42,406	0	874	874	0
	Receive	CVICXMB2 Index †	20,129	0.0017%	02/15/2018	2,141	0	(2)	0	(2)
	Receive	CVICXMB3 Index †	18,768	0.0017%	02/15/2018	2,213	0	1	1	0
CIB	Receive	BCOMTR Index †	5,671	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	931	0	19	19	0
FBF	Receive	BCOMTR Index †	125,200	0.011%	08/15/2017	20,552	0	428	428	0
GLM	Receive	BCOMF1T Index †	104,963	0.0115%	08/15/2017	33,716	0	706	706	0
	Receive	BCOMTR Index †	23,541	0.0113%	08/15/2017	3,864	0	80	80	0
GST	Pay	SPGCINP Index †	8,194	(0.050)%	08/15/2017	1,377	0	(71)	0	(71)
JPM	Receive	BCOMF1T Index †	672	0.0116%	08/15/2017	216	0	5	5	0
	Receive	BCOMTR Index †	120,939	0.0113%	08/15/2017	19,814	0	408	408	0
	Receive	JMABCTNE Index †	23,274	0.150%	08/15/2017	2,622	0	2	2	0
	Receive	JMABDEW2 Index †	8,164	0.300%	08/15/2017	6,579	0	(63)	0	(63)
	Receive	JMABFNJ1 Index †	103,762	0.700%	08/15/2017	10,320	0	(181)	0	(181)
	Receive	JMABNIC4 Index †	27,789	0.170%	08/15/2017	10,111	0	248	248	0
	Pay	SPGCINP Index †	120	(0.050)%	08/15/2017	20	0	(1)	0	(1)
MAC	Receive	BCOMTR1 Index †	113,048	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	10,337	0	215	215	0
	Receive	BCOMTR2 Index †	147,836	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	12,901	0	266	266	0
	Receive	MQCP563E Index †	3,643	0.950%	08/15/2017	480	0	(1)	0	(1)
MEI	Receive	BCOMTR2 Index †	292,026	3-Month U.S. Treasury Bill rate plus a specified spread	08/15/2017	35,668	0	739	739	0
MYC	Receive	BCOMTR Index †	446,022	0.0111%	08/15/2017	73,215	0	1,524	1,524	0
	Receive	BCOMTR1 Index †	232,041	0.0115%	08/15/2017	42,187	0	878	878	0

							$0	$7,117	$7,543	$(426)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Pay	GOLDLNPM Index(8) †	7.023%	07/29/2020	$943	$0	$38	$38	$0
	Pay	GOLDLNPM Index(8) †	7.840	09/09/2020	179	0	7	7	0
JPM	Receive	GOLDLNPM Index(8) †	3.861	07/29/2020	865	0	(7)	0	(7)
	Receive	GOLDLNPM Index(8) †	3.976	07/29/2020	78	0	(1)	0	(1)
	Receive	GOLDLNPM Index(8) †	4.268	09/09/2020	179	0	(1)	0	(1)

						$0	$36	$45	$(9)

Total Swap Agreements						$(219)	$5,604	$7,811	$(2,426)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
PIMCO CommodityRealReturn® Strategy Portfolio
AZD	$22	$0	$0	$22	$(22)	$0	$0	$(22)	$0	$0	$0
BOA	11	0	29	40	0	0	0	0	40	0	40
BPS	100	0	15	115	(181)	0	0	(181)	(66)	0	(66)
BRC	0	0	5	5	0	0	0	0	5	0	5
CBK	108	0	1	109	(198)	0	(3)	(201)	(92)	0	(92)
DUB	31	241	1	273	(173)	0	(1,494)	(1,667)	(1,394)	1,349	(45)
FBF	2	0	0	2	(20)	0	0	(20)	(18)	0	(18)
GLM	110	0	8	118	(86)	(14)	(33)	(133)	(15)	0	(15)
GST	0	0	0	0	0	0	(15)	(15)	(15)	0	(15)
HUS	28	0	3	31	(30)	0	(25)	(55)	(24)	0	(24)
JPM	22	0	0	22	(233)	(30)	0	(263)	(241)	56	(185)
MSB	15	0	0	15	(10)	0	0	(10)	5	0	5
MYC	0	255	0	255	0	0	(50)	(50)	205	(420)	(215)
NGF	0	99	0	99	(111)	0	(4)	(115)	(16)	0	(16)
RYL	0	0	0	0	0	(40)	0	(40)	(40)	0	(40)
SCX	13	0	0	13	0	0	0	0	13	0	13
TOR	0	0	0	0	(18)	0	0	(18)	(18)	0	(18)
UAG	130	0	0	130	(120)	0	0	(120)	10	0	10

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
BPS	0	0	620	620	0	(1)	(288)	(289)	331	277	608
CBK	0	0	1,455	1,455	(3)	0	(2)	(5)	1,450	(350)	1,100
CIB	0	0	19	19	0	0	0	0	19	0	19
FBF	0	0	428	428	0	0	0	0	428	0	428
GLM	0	0	786	786	(1)	0	0	(1)	785	0	785
GST	0	0	76	76	0	0	(183)	(183)	(107)	0	(107)
HUS	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	22	0	699	721	(3)	0	(260)	(263)	458	0	458
MAC	0	0	482	482	0	0	(54)	(54)	428	0	428
MEI	0	0	739	739	0	0	0	0	739	0	739
MYC	0	0	2,429	2,429	0	(7)	(7)	(14)	2,415	(3,030)	(615)
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	31	0	16	47	0	0	(8)	(8)	39	0	39

Total Over the Counter	$645	$595	$7,811	$9,051	$(1,216)	$(92)	$(2,426)	$(3,734)

(i)	Securities with an aggregate market value of $1,682 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

(8)	Variance Swap
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$56	$0	$0	$0	$17	$73
Futures	304	0	0	0	175	479
Swap Agreements	0	7	0	0	431	438

	$360	$7	$0	$0	$623	$990

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$645	$0	$645
Purchased Options	0	0	0	0	595	595
Swap Agreements	7,749	24	0	0	38	7,811

	$7,749	$24	$0	$645	$633	$9,051

	$8,109	$31	$0	$645	$1,256	$10,041

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$91	$0	$0	$0	$77	$168
Futures	354	0	0	0	12	366
Swap Agreements	0	12	0	0	199	211

	$445	$12	$0	$0	$288	$745

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,216	$0	$1,216
Written Options	8	0	0	0	84	92
Swap Agreements	802	59	0	0	1,565	2,426

	$810	$59	$0	$1,216	$1,649	$3,734

	$1,255	$71	$0	$1,216	$1,937	$4,479

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(16)	$0	$0	$0	$(36)	$(52)
Written Options	35	0	0	0	173	208
Futures	509	0	0	0	(97)	412
Swap Agreements	0	(57)	0	0	890	833

	$528	$(57)	$0	$0	$930	$1,401

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,481)	$0	$(1,481)
Purchased Options	0	0	0	0	(206)	(206)
Written Options	6	14	0	105	281	406
Swap Agreements	(27,632)	37	0	0	(230)	(27,825)

	$(27,626)	$51	$0	$(1,376)	$(155)	$(29,106)

	$(27,098)	$(6)	$0	$(1,376)	$775	$(27,705)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(40)	$0	$0	$0	$(5)	$(45)
Written Options	57	0	0	0	(4)	53
Futures	(303)	0	0	0	77	(226)
Swap Agreements	0	(41)	0	0	(580)	(621)

	$(286)	$(41)	$0	$0	$(512)	$(839)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

June 30, 2017 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(79)	$0	$(79)
Purchased Options	0	0	0	0	(199)	(199)
Written Options	3	(11)	0	(12)	(88)	(108)
Swap Agreements	3,787	99	0	0	134	4,020

	$3,790	$88	$0	$(91)	$(153)	$3,634

	$3,504	$47	$0	$(91)	$(665)	$2,795

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$14,919	$0	$14,919
Industrials	0	2,302	0	2,302
Utilities	0	2,188	0	2,188
Municipal Bonds & Notes
South Carolina	0	300	0	300
U.S. Government Agencies	0	6,797	0	6,797
U.S. Treasury Obligations	0	395,896	0	395,896
Non-Agency Mortgage-Backed Securities	0	7,817	0	7,817
Asset-Backed Securities	0	17,773	0	17,773
Sovereign Issues	0	29,604	0	29,604
Short-Term Instruments
Certificates of Deposit	0	14,123	0	14,123
Repurchase Agreements	0	41,226	0	41,226
Argentina Treasury Bills	0	1,290	0	1,290
Japan Treasury Bills	0	4,090	0	4,090
Mexico Treasury Bills	0	845	0	845
U.S. Treasury Bills	0	801	0	801

	$0	$539,971	$0	$539,971

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$957	$0	$0	$957

Total Investments	$957	$539,971	$0	$540,928

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,848)	$0	$(1,848)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	543	439	0	982
Over the counter	0	9,051	0	9,051

	$543	$9,490	$0	$10,033

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(464)	(281)	0	(745)
Over the counter	0	(3,726)	(8)	(3,734)

	$(464)	$(4,007)	$(8)	$(4,479)

Total Financial Derivative Instruments	$79	$5,483	$(8)	$5,554

Totals	$1,036	$543,606	$(8)	$544,634

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

32	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

SEMIANNUAL REPORT	JUNE 30, 2017	33

Notes to Financial Statements (Cont.)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing

Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

SEMIANNUAL REPORT	JUNE 30, 2017	35

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities.

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Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$6,226	$166,929	$(172,200)	$2	$0	$957	$29	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools

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created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus

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resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s

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Notes to Financial Statements (Cont.)

exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads,

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currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that

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Notes to Financial Statements (Cont.)

particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a

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predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels.

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Notes to Financial Statements (Cont.)

Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral

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received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV.

The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect

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Notes to Financial Statements (Cont.)

to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.49%	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

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Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Portfolio I, Ltd. has (the “Commodity Subsidiary”) entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2017, the amount was $259,050. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolio under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$944	$216

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$380,093	$315,500	$43,615	$32,010

SEMIANNUAL REPORT	JUNE 30, 2017	49

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	64	$473	81	$583
Class M	8	53	35	260
Administrative Class	4,379	32,657	7,987	59,512
Advisor Class	1,109	8,465	3,502	26,251
Issued as reinvestment of distributions
Institutional Class	26	187	4	34
Class M	5	38	1	4
Administrative Class	2,676	18,807	370	2,789
Advisor Class	1,261	8,969	158	1,204
Cost of shares redeemed
Institutional Class	(129)	(969)	(91)	(662)
Class M	(5)	(36)	(13)	(96)
Administrative Class	(4,007)	(30,279)	(10,047)	(74,716)
Advisor Class	(1,480)	(11,172)	(3,000)	(22,698)
Net increase (decrease) resulting from Portfolio share transactions	3,907	$27,193	(1,013)	$(7,535)

As of June 30, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 26% of the Portfolio. One of the shareholders is a related party and comprises 15% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Portfolio Net Assets	$368,739
Subsidiary % of Portfolio Net Assets	17.2%
Subsidiary Financial Statement Information
Total assets	$65,854
Total liabilities	$2,264
Net assets	$63,590
Total income	$409
Net investment income (loss)	$142
Net realized gain (loss)	$(27,093)
Net change in unrealized appreciation (depreciation)	$3,470
Increase (decrease) in net assets resulting from operations	$(23,481)

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

50	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO CommodityRealReturn® Strategy Portfolio	$13,931	$21,422

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$568,488	$2,115	$(29,675)	$(27,560)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2017	51

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	MAC	Macquarie Bank Limited	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	MXN	Mexican Peso
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
COP	Colombian Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	ICE	IntercontinentalExchange®	OTC	Over the Counter
CME	Chicago Mercantile Exchange	NYMEX	New York Mercantile Exchange

Index/Spread Abbreviations:
BCOM	Bloomberg Commodity Index	CVICXMB3	Citi Congestion Ex PM M F3 Index	JMABNIC4	J.P. Morgan JMABNIC4 Commodity Index
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	EURMARGIN	European Refined Margin	MQCP563E
BCOMTR	Bloomberg Commodity Index Total Return	EURSIMP	Weighted Basket of Refined Products	OREXIO	Iron Ore Spread
CDX.HY	Credit Derivatives Index - High Yield	FRCPXTOB	France Consumer Price ex-Tobacco Index	PLTMLNPM	London Platinum & Palladium Market PM Fix
CMBX	Commercial Mortgage-Backed Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	SLVRLND	London Silver Market Fixing Ltd.
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	JMABCTNE	J.P. Morgan JMABCTNE Commodity Index	SPGCINP	S&P GSCI Industrial Metals ER
CPTFEMU	Eurozone HICP ex-Tobacco Index	JMABDEW2	J.P. Morgan JMABDEW2 Commodity Index	UKRPI	United Kingdom Retail Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABFNJ1	J.P. Morgan FNJ 1 Index	ULSD	Ultra-Low Sulfur Diesel
CVICXMB2	Citi Congestion Ex PM M F2 Index

Other Abbreviations:
CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	oz.	Ounce	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	YOY	Year-Over-Year
NCUA	National Credit Union Administration	TBA	To-Be-Announced

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT03SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Emerging Markets Bond Portfolio

Share Classes

∎	Institutional
∎	M
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Emerging Markets Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns

4	PIMCO VARIABLE INSURANCE TRUST

on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Emerging Markets Bond Portfolio	09/30/02	04/30/12	11/10/14	09/30/02	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 06/30/2017†§

Mexico	12.7%
Brazil	10.6%
Indonesia	8.7%
Argentina	7.8%
Luxembourg	4.6%
Turkey	4.3%
United States‡	4.0%
Colombia	3.3%
Ukraine	3.0%
Venezuela	3.0%
Kazakhstan	2.9%
Chile	2.2%
Sri Lanka	2.1%
Panama	1.7%
Uruguay	1.6%
Ireland	1.6%
South Africa	1.5%
Dominican Republic	1.4%
Peru	1.4%
Cayman Islands	1.4%
Poland	1.4%
Hong Kong	1.3%
China	1.1%
Ecuador	1.1%
Netherlands	1.0%
Russia	1.0%
Other	13.3%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Emerging Markets Bond Portfolio Institutional Class	6.13%	7.61%	4.15%	—	4.05%
PIMCO Emerging Markets Bond Portfolio Class M	5.89%	7.12%	—	—	4.24%
PIMCO Emerging Markets Bond Portfolio Administrative Class	6.05%	7.44%	3.99%	6.13%	9.53%
PIMCO Emerging Markets Bond Portfolio Advisor Class	6.00%	7.34%	3.89%	6.02%	6.22%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	6.20%	5.52%	5.20%	7.30%	9.70%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 09/30/2002.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.85% for Institutional Class shares, 1.30% for Class M shares, 1.00% for Administrative Class shares, and 1.10% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Long exposure to Brazilian corporate and quasi-sovereign external debt added to performance.

»	Overweight exposure to Indonesian quasi-sovereign external debt added to performance.

»	Long exposure to Russian corporate and quasi-sovereign external debt added to performance.

»	Underweight exposure to Turkish external debt detracted from performance.

»	Short exposure to the Chinese yuan detracted from performance.

»	Underweight exposure to Philippine external debt detracted from performance.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Emerging Markets Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,061.30	$4.34	$1,000.00	$1,020.58	$4.26	0.85%
Class M	1,000.00	1,058.90	6.64	1,000.00	1,018.35	6.51	1.30
Administrative Class	1,000.00	1,060.50	5.11	1,000.00	1,019.84	5.01	1.00
Advisor Class	1,000.00	1,060.00	5.62	1,000.00	1,019.34	5.51	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO Emerging Markets Bond Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$12.58	$0.33	$0.44	$0.77	$(0.35)	$0.00	$0.00	$(0.35)
12/31/2016	11.70	0.67	0.88	1.55	(0.67)	0.00	0.00	(0.67)
12/31/2015	12.69	0.65	(0.90)	(0.25)	(0.68)	(0.06)	0.00	(0.74)
12/31/2014	13.44	0.68	(0.43)	0.25	(0.74)	(0.26)	0.00	(1.00)
12/31/2013	15.32	0.69	(1.71)	(1.02)	(0.74)	(0.12)	0.00	(0.86)
04/30/2012 - 12/31/2012	14.42	0.48	0.92	1.40	(0.50)	0.00	0.00	(0.50)
Class M
01/01/2017 - 06/30/2017+	12.58	0.31	0.43	0.74	(0.32)	0.00	0.00	(0.32)
12/31/2016	11.70	0.61	0.89	1.50	(0.62)	0.00	0.00	(0.62)
12/31/2015	12.69	0.60	(0.90)	(0.30)	(0.63)	(0.06)	0.00	(0.69)
11/10/2014 - 12/31/2014	13.63	0.09	(0.67)	(0.58)	(0.10)	(0.26)	0.00	(0.36)
Administrative Class
01/01/2017 - 06/30/2017+	12.58	0.32	0.44	0.76	(0.34)	0.00	0.00	(0.34)
12/31/2016	11.70	0.64	0.90	1.54	(0.66)	0.00	0.00	(0.66)
12/31/2015	12.69	0.63	(0.90)	(0.27)	(0.66)	(0.06)	0.00	(0.72)
12/31/2014	13.44	0.66	(0.43)	0.23	(0.72)	(0.26)	0.00	(0.98)
12/31/2013	15.32	0.67	(1.72)	(1.05)	(0.71)	(0.12)	0.00	(0.83)
12/31/2012	13.65	0.66	1.73	2.39	(0.72)	0.00	0.00	(0.72)
Advisor Class
01/01/2017 - 06/30/2017+	12.58	0.32	0.43	0.75	(0.33)	0.00	0.00	(0.33)
12/31/2016	11.70	0.64	0.88	1.52	(0.64)	0.00	0.00	(0.64)
12/31/2015	12.69	0.62	(0.90)	(0.28)	(0.65)	(0.06)	0.00	(0.71)
12/31/2014	13.44	0.65	(0.43)	0.22	(0.71)	(0.26)	0.00	(0.97)
12/31/2013	15.32	0.66	(1.72)	(1.06)	(0.70)	(0.12)	0.00	(0.82)
12/31/2012	13.65	0.65	1.72	2.37	(0.70)	0.00	0.00	(0.70)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$13.00	6.13%	$27,694	0.85	%*	0.85	%*	0.85	%*	0.85	%*	5.21	%*	18%
12.58	13.48	21,191	0.85		0.85		0.85		0.85		5.37		33
11.70	(2.09)	13,852	0.85		0.85		0.85		0.85		5.23		29
12.69	1.66	6,252	0.85		0.85		0.85		0.85		5.02		29
13.44	(6.81)	370	0.85		0.85		0.85		0.85		4.82		24
15.32	9.91	428	0.85	*	0.85	*	0.85	*	0.85	*	4.77	*	20

13.00	5.89	966	1.30	*	1.30	*	1.30	*	1.30	*	4.77	*	18
12.58	12.97	729	1.30		1.30		1.30		1.30		4.92		33
11.70	(2.53)	475	1.30		1.30		1.30		1.30		4.84		29
12.69	(4.32)	27	1.30	*	1.30	*	1.30	*	1.30	*	4.92	*	29

13.00	6.05	223,141	1.00	*	1.00	*	1.00	*	1.00	*	5.05	*	18
12.58	13.31	217,567	1.00		1.00		1.00		1.00		5.19		33
11.70	(2.24)	216,156	1.00		1.00		1.00		1.00		5.02		29
12.69	1.51	238,653	1.00		1.00		1.00		1.00		4.83		29
13.44	(6.95)	271,266	1.00		1.00		1.00		1.00		4.67		24
15.32	17.87	337,210	1.00		1.00		1.00		1.00		4.51		20

13.00	6.00	50,156	1.10	*	1.10	*	1.10	*	1.10	*	4.95	*	18
12.58	13.20	45,559	1.10		1.10		1.10		1.10		5.12		33
11.70	(2.34)	32,407	1.10		1.10		1.10		1.10		4.91		29
12.69	1.41	38,685	1.10		1.10		1.10		1.10		4.73		29
13.44	(7.04)	31,270	1.10		1.10		1.10		1.10		4.56		24
15.32	17.75	52,398	1.10		1.10		1.10		1.10		4.42		20

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$301,058
Investments in Affiliates	5,563
Financial Derivative Instruments
Exchange-traded or centrally cleared	1
Over the counter	863
Cash	1
Deposits with counterparty	716
Foreign currency, at value	266
Receivable for investments sold	220
Receivable for Portfolio shares sold	11
Interest and/or dividends receivable	4,566
Dividends receivable from Affiliates	9
Total Assets	313,274

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$9,219
Financial Derivative Instruments
Exchange-traded or centrally cleared	41
Over the counter	952
Payable for investments purchased	416
Payable for investments in Affiliates purchased	9
Deposits from counterparty	260
Payable for Portfolio shares redeemed	147
Accrued investment advisory fees	120
Accrued supervisory and administrative fees	107
Accrued distribution fees	11
Accrued servicing fees	30
Other liabilities	5
Total Liabilities	11,317

Net Assets	$301,957

Net Assets Consist of:
Paid in capital	$303,351
Undistributed (overdistributed) net investment income	4,597
Accumulated undistributed net realized gain (loss)	(6,250)
Net unrealized appreciation (depreciation)	259

Net Assets	$301,957

Net Assets:
Institutional Class	$27,694
Class M	966
Administrative Class	223,141
Advisor Class	50,156

Shares Issued and Outstanding:
Institutional Class	2,131
Class M	74
Administrative Class	17,168
Advisor Class	3,859

Net Asset Value Per Share Outstanding:
Institutional Class	$13.00
Class M	13.00
Administrative Class	13.00
Advisor Class	13.00

Cost of investments in securities	$302,820
Cost of investments in Affiliates	$5,563
Cost of foreign currency held	$272
Cost or premiums of financial derivative instruments, net	$(2,164)

* Includes repurchase agreements of:	$388

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest, net of foreign taxes*	$8,937
Dividends from Investments in Affiliates	43
Total Income	8,980

Expenses:
Investment advisory fees	667
Supervisory and administrative fees	593
Distribution and/or servicing fees - Class M	2
Servicing fees - Administrative Class	168
Distribution and/or servicing fees - Advisor Class	59
Trustee fees	4
Interest expense	2
Total Expenses	1,495

Net Investment Income (Loss)	7,485

Net Realized Gain (Loss):
Investments in securities	626
Exchange-traded or centrally cleared financial derivative instruments	547
Over the counter financial derivative instruments	(1,308)
Foreign currency	8

Net Realized Gain (Loss)	(127)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	9,297
Exchange-traded or centrally cleared financial derivative instruments	(229)
Over the counter financial derivative instruments	905
Foreign currency assets and liabilities	(9)

Net Change in Unrealized Appreciation (Depreciation)	9,964

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,322

* Foreign tax withholdings	$3

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$7,485	$14,897
Net realized gain (loss)	(127)	(3,194)
Net change in unrealized appreciation (depreciation)	9,964	23,222

Net Increase (Decrease) in Net Assets Resulting from Operations	17,322	34,925

Distributions to Shareholders:
From net investment income
Institutional Class	(650)	(952)
Class M	(22)	(32)
Administrative Class	(5,877)	(12,030)
Advisor Class	(1,222)	(2,137)

Total Distributions(a)	(7,771)	(15,151)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	7,360	2,382

Total Increase (Decrease) in Net Assets	16,911	22,156

Net Assets:
Beginning of period	285,046	262,890
End of period*	$301,957	$285,046

* Including undistributed (overdistributed) net investment income of:	$4,597	$4,883

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

ARGENTINA 5.1%

SOVEREIGN ISSUES 5.1%
Argentine Government International Bond
2.500% due 12/31/2038		$3,200	$2,099
5.000% due 01/15/2027	EUR	150	160
5.625% due 01/26/2022		$2,500	2,566
6.250% due 04/22/2019		800	840
6.625% due 07/06/2028		600	605
6.875% due 04/22/2021		1,100	1,182
6.875% due 01/26/2027		1,400	1,451
7.125% due 07/06/2036		900	894
7.125% due 06/28/2117		850	773
7.500% due 04/22/2026		2,150	2,317
7.625% due 04/22/2046		650	667
8.280% due 12/31/2033 (g)		841	936
Provincia de Buenos Aires
9.950% due 06/09/2021		300	343
10.875% due 01/26/2021		200	229
Provincia de Cordoba
7.125% due 06/10/2021		150	158
Provincia de Neuquen Argentina
7.500% due 04/27/2025		160	164

Total Argentina (Cost $14,859)			15,384

AZERBAIJAN 0.7%

CORPORATE BONDS & NOTES 0.5%
Southern Gas Corridor CJSC
6.875% due 03/24/2026		1,300	1,411

SOVEREIGN ISSUES 0.2%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		600	602

Total Azerbaijan (Cost $1,938)			2,013

BERMUDA 0.3%

CORPORATE BONDS & NOTES 0.3%
Tengizchevroil Finance Co. International Ltd.
4.000% due 08/15/2026		1,000	966

Total Bermuda (Cost $993)			966

BRAZIL 10.8%

CORPORATE BONDS & NOTES 5.6%
Banco do Brasil S.A.
3.875% due 10/10/2022		1,025	992
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	456
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500% due 07/16/2020		500	524
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		3,800	3,714
Caixa Economica Federal
4.500% due 10/03/2018		500	508
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,500	1,587
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400	407
Petrobras Global Finance BV
5.750% due 01/20/2020		3,350	3,485
6.125% due 01/17/2022		1,800	1,863
6.750% due 01/27/2041		200	188
6.850% due 06/05/2115		600	533
7.250% due 03/17/2044		500	494
7.375% due 01/17/2027		1,400	1,485
8.375% due 05/23/2021		400	449

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Samarco Mineracao S.A.
5.750% due 10/24/2023 ^		$400	$229

			16,914

SOVEREIGN ISSUES 5.2%
Banco Nacional de Desenvolvimento Economico e Social
4.750% due 05/09/2024		2,500	2,450
6.369% due 06/16/2018		840	872
6.500% due 06/10/2019		830	885
Brazil Government International Bond
5.000% due 01/27/2045		2,210	1,945
5.625% due 01/07/2041		50	48
5.625% due 02/21/2047		900	862
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (c)	BRL	100	29
0.000% due 01/01/2018 (c)		21,300	6,161
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		8,000	2,420

			15,672

Total Brazil (Cost $32,824)			32,586

CAMEROON 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Cameroon International Bond
9.500% due 11/19/2025		$500	591

Total Cameroon (Cost $571)			591

CAYMAN ISLANDS 1.4%

CORPORATE BONDS & NOTES 1.4%
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (c)		34	33
0.000% due 11/30/2025 (c)		349	284
0.000% due 05/15/2030 (c)		800	524
KSA Sukuk Ltd.
2.894% due 04/20/2022		900	903
3.628% due 04/20/2027		200	205
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		1,000	1,070
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		644	351
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(e)		1,342	460
6.750% due 10/01/2023 ^(e)		1,158	396
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (c)		27	26

Total Cayman Islands (Cost $5,895)			4,252

CHILE 2.3%

CORPORATE BONDS & NOTES 2.3%
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		1,000	1,061
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		400	391
4.500% due 09/16/2025 (g)		1,300	1,391
4.875% due 11/04/2044		600	642
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		700	731
GNL Quintero S.A.
4.634% due 07/31/2029		800	832
Itau CorpBanca
3.875% due 09/22/2019		600	619
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		927	924
4.500% due 08/15/2025		260	257

Total Chile (Cost $6,562)			6,848

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 1.1%

CORPORATE BONDS & NOTES 1.1%
CCCI Treasure Ltd.
3.500% due 04/21/2020 (d)	$800	$808
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	700	746
4.875% due 05/17/2042	500	557
Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026	1,000	975
3.700% due 06/10/2025	300	306

Total China (Cost $3,290)		3,392

COLOMBIA 3.3%

CORPORATE BONDS & NOTES 1.1%
Ecopetrol S.A.
5.875% due 09/18/2023	1,500	1,644
5.875% due 05/28/2045	1,300	1,200
7.375% due 09/18/2043	600	647

		3,491

SOVEREIGN ISSUES 2.2%
Colombia Government International Bond
2.625% due 03/15/2023	2,600	2,542
4.375% due 07/12/2021	3,100	3,306
8.125% due 05/21/2024	300	383
10.375% due 01/28/2033	225	348

		6,579

Total Colombia (Cost $9,764)		10,070

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%
Costa Rica Government International Bond
4.250% due 01/26/2023	400	391
4.375% due 04/30/2025	200	191
5.625% due 04/30/2043	400	361

Total Costa Rica (Cost $1,000)		943

DOMINICAN REPUBLIC 1.4%

SOVEREIGN ISSUES 1.4%
Dominican Republic International Bond
5.500% due 01/27/2025	700	726
5.950% due 01/25/2027	2,500	2,619
6.850% due 01/27/2045	400	428
6.875% due 01/29/2026	500	561

Total Dominican Republic (Cost $4,263)		4,334

ECUADOR 1.1%

SOVEREIGN ISSUES 1.1%
Ecuador Government International Bond
7.950% due 06/20/2024	200	188
8.750% due 06/02/2023	400	395
9.625% due 06/02/2027	800	802
9.650% due 12/13/2026	900	903
10.750% due 03/28/2022	900	963

Total Ecuador (Cost $3,202)		3,251

EGYPT 0.7%

SOVEREIGN ISSUES 0.7%
Egypt Government International Bond
6.125% due 01/31/2022	900	921
7.500% due 01/31/2027	400	426
8.500% due 01/31/2047	600	648

Total Egypt (Cost $1,965)		1,995

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EL SALVADOR 0.8%

SOVEREIGN ISSUES 0.8%
El Salvador Government International Bond
5.875% due 01/30/2025	$1,500	$1,354
7.650% due 06/15/2035	1,145	1,077

Total El Salvador (Cost $2,745)		2,431

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%
Ethiopia International Bond
6.625% due 12/11/2024	200	199

Total Ethiopia (Cost $200)		199

GABON 0.2%

SOVEREIGN ISSUES 0.2%
Gabon Government International Bond
6.375% due 12/12/2024	702	686

Total Gabon (Cost $683)		686

GHANA 0.4%

SOVEREIGN ISSUES 0.4%
Ghana Government International Bond
9.250% due 09/15/2022	1,000	1,081

Total Ghana (Cost $1,054)		1,081

GUATEMALA 0.8%

SOVEREIGN ISSUES 0.8%
Guatemala Government International Bond
4.375% due 06/05/2027	300	298
4.875% due 02/13/2028	610	630
5.750% due 06/06/2022	1,260	1,378

Total Guatemala (Cost $2,195)		2,306

HONG KONG 1.4%

CORPORATE BONDS & NOTES 1.4%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	600	602
CNOOC Nexen Finance ULC
4.250% due 04/30/2024	2,200	2,319
CNPC General Capital Ltd.
2.750% due 05/14/2019	500	504
Nexen Energy ULC
6.400% due 05/15/2037	50	64
7.500% due 07/30/2039	450	651

Total Hong Kong (Cost $3,970)		4,140

HUNGARY 0.2%

SOVEREIGN ISSUES 0.2%
Hungary Government International Bond
5.375% due 02/21/2023	100	112
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	500	555

Total Hungary (Cost $598)		667

INDIA 0.2%

SOVEREIGN ISSUES 0.2%
Export-Import Bank of India
3.375% due 08/05/2026	700	687

Total India (Cost $700)		687

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDONESIA 8.9%

CORPORATE BONDS & NOTES 4.8%
Majapahit Holding BV
7.750% due 01/20/2020		$840	$941
7.875% due 06/29/2037		700	917
Pelabuhan Indonesia Persero PT
4.875% due 10/01/2024		500	535
Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	408
Pertamina Persero PT
4.300% due 05/20/2023		1,500	1,557
4.875% due 05/03/2022		700	749
5.250% due 05/23/2021		800	868
6.000% due 05/03/2042		1,500	1,623
6.450% due 05/30/2044		2,100	2,390
Perusahaan Listrik Negara PT
4.125% due 05/15/2027		600	591
5.500% due 11/22/2021		3,600	3,933

			14,512

SOVEREIGN ISSUES 4.1%
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	700	841
3.375% due 04/15/2023		$2,000	2,013
3.375% due 07/30/2025	EUR	100	125
4.750% due 01/08/2026		$3,400	3,658
5.125% due 01/15/2045		200	215
5.250% due 01/17/2042		400	433
5.250% due 01/08/2047		600	653
6.625% due 02/17/2037		900	1,117
6.750% due 01/15/2044		1,900	2,450
7.750% due 01/17/2038		100	138
Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		600	607

			12,250

Total Indonesia (Cost $25,067)			26,762

IRELAND 1.6%

CORPORATE BONDS & NOTES 1.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		1,100	1,172
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		3,100	3,332
6.025% due 07/05/2022		400	429

Total Ireland (Cost $4,721)			4,933

ISRAEL 0.6%

CORPORATE BONDS & NOTES 0.3%
Delek & Avner Tamar Bond Ltd.
5.082% due 12/30/2023		500	518
5.412% due 12/30/2025		400	416

			934

SOVEREIGN ISSUES 0.3%
Israel Government International Bond
4.500% due 01/30/2043		800	862

Total Israel (Cost $1,721)			1,796

IVORY COAST 0.4%

SOVEREIGN ISSUES 0.4%
Ivory Coast Government International Bond
5.125% due 06/15/2025	EUR	600	694
6.125% due 06/15/2033		$300	289
6.375% due 03/03/2028		300	304

Total Ivory Coast (Cost $1,275)			1,287

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAMAICA 0.1%

SOVEREIGN ISSUES 0.1%
Jamaica Government International Bond
6.750% due 04/28/2028		$200	$227
7.875% due 07/28/2045		200	236

Total Jamaica (Cost $400)			463

JORDAN 0.6%

SOVEREIGN ISSUES 0.6%
Jordan Government International Bond
5.750% due 01/31/2027		1,400	1,396
6.125% due 01/29/2026		300	307

Total Jordan (Cost $1,700)			1,703

KAZAKHSTAN 3.0%

CORPORATE BONDS & NOTES 2.3%
Kazakhstan Temir Zholy National Co. JSC
6.375% due 10/06/2020		1,800	1,939
KazMunayGas National Co. JSC
7.000% due 05/05/2020		4,350	4,738
9.125% due 07/02/2018		200	212

			6,889

SOVEREIGN ISSUES 0.7%
Kazakhstan Government International Bond
3.875% due 10/14/2024		900	916
4.875% due 10/14/2044		800	792
6.500% due 07/21/2045		300	356

			2,064

Total Kazakhstan (Cost $8,419)			8,953

LUXEMBOURG 4.7%

ASSET-BACKED SECURITIES 0.1%
Sovereign Credit Opportunities S.A.
3.000% due 09/30/2019	EUR	200	221

CORPORATE BONDS & NOTES 4.6%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$1,800	1,833
6.000% due 11/27/2023		300	328
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,000	2,162
6.510% due 03/07/2022		750	829
7.288% due 08/16/2037		460	546
9.250% due 04/23/2019		1,000	1,112
Sberbank of Russia Via SB Capital S.A.
5.500% due 02/26/2024		2,300	2,345
5.717% due 06/16/2021		600	648
6.125% due 02/07/2022		3,700	4,036

			13,839

Total Luxembourg (Cost $13,478)			14,060

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
4.500% due 03/18/2045		200	221

Total Malaysia (Cost $198)			221

MEXICO 12.9%

		SHARES
COMMON STOCKS 0.0%
Desarrolladora Homex S.A.B. de C.V. (a)		17,978	1

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

		SHARES	MARKET VALUE (000S)
Hipotecaria Su Casita S.A. de C.V. (a)		5,259	$0
Urbi Desarrollos Urbanos S.A.B. de C.V. (a)		1,907	1

			2

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 8.6%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	315
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$1,400	1,431
Banco Nacional de Comercio Exterior SNC
3.800% due 08/11/2026		800	800
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,050	1,162
6.750% due 09/30/2022		500	567
Comision Federal de Electricidad
4.750% due 02/23/2027		400	412
4.875% due 05/26/2021		900	960
4.875% due 01/15/2024		800	849
6.125% due 06/16/2045		600	643
Grupo Televisa S.A.B.
5.000% due 05/13/2045		200	194
Petroleos Mexicanos
4.875% due 01/24/2022		2,700	2,784
5.500% due 06/27/2044		1,740	1,547
5.750% due 03/01/2018		938	961
6.375% due 01/23/2045		300	294
6.500% due 06/02/2041		8,520	8,503
6.625% due 06/15/2038		700	712
6.875% due 08/04/2026		500	555
8.000% due 05/03/2019		3,000	3,289

			25,978

SOVEREIGN ISSUES 4.3%
Mexico Government International Bond
3.500% due 01/21/2021 (g)		6,000	6,258
4.000% due 03/15/2115	EUR	1,000	1,016
4.600% due 01/23/2046		$1,108	1,086
4.750% due 03/08/2044		350	351
5.550% due 01/21/2045		2,520	2,832
5.750% due 10/12/2110		700	730
6.050% due 01/11/2040		548	648

			12,921

Total Mexico (Cost $39,597)			38,901

MONGOLIA 0.3%

SOVEREIGN ISSUES 0.3%
Mongolia Government International Bond
4.125% due 01/05/2018		500	501
5.125% due 12/05/2022		530	499

Total Mongolia (Cost $1,027)			1,000

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%
Namibia Government International Bond
5.250% due 10/29/2025		300	310

Total Namibia (Cost $298)			310

NETHERLANDS 1.1%

CORPORATE BONDS & NOTES 0.6%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		1,400	1,193
Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		500	533

			1,726

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%
Petrobras Netherlands BV
TBD% - 3.281% due 05/10/2022		$800	$783
Petroleo Netherland BV
3.432% due 04/25/2019		717	702

			1,485

Total Netherlands (Cost $3,399)			3,211

NIGERIA 0.6%

SOVEREIGN ISSUES 0.6%
Nigeria Government International Bond
6.375% due 07/12/2023		200	207
7.875% due 02/16/2032		1,500	1,631

Total Nigeria (Cost $1,736)			1,838

OMAN 0.5%

SOVEREIGN ISSUES 0.5%
Oman Government International Bond
5.375% due 03/08/2027		1,300	1,332
6.500% due 03/08/2047		200	205

Total Oman (Cost $1,494)			1,537

PANAMA 1.7%

SOVEREIGN ISSUES 1.7%
Panama Government International Bond
4.300% due 04/29/2053		1,100	1,084
4.500% due 05/15/2047		700	710
8.875% due 09/30/2027		780	1,115
9.375% due 04/01/2029		1,553	2,298

Total Panama (Cost $4,549)			5,207

PARAGUAY 0.4%

SOVEREIGN ISSUES 0.4%
Paraguay Government International Bond
4.625% due 01/25/2023		200	209
4.700% due 03/27/2027		700	720
6.100% due 08/11/2044		400	445

Total Paraguay (Cost $1,305)			1,374

PERU 1.5%

CORPORATE BONDS & NOTES 0.4%
BBVA Banco Continental S.A.
3.250% due 04/08/2018		200	203
Petroleos del Peru S.A.
5.625% due 06/19/2047		600	609
Union Andina de Cementos S.A.A.
5.875% due 10/30/2021		300	312

			1,124

SOVEREIGN ISSUES 1.1%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		200	203
Peru Government International Bond
3.750% due 03/01/2030	EUR	400	535
4.125% due 08/25/2027		$1,000	1,092
8.750% due 11/21/2033		894	1,372

			3,202

Total Peru (Cost $4,130)			4,326

PHILIPPINES 0.4%

CORPORATE BONDS & NOTES 0.4%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		900	1,162

Total Philippines (Cost $1,139)			1,162

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 1.4%

SOVEREIGN ISSUES 1.4%
Poland Government International Bond
3.250% due 04/06/2026		$4,100	$4,179

Total Poland (Cost $4,073)			4,179

QATAR 0.6%

CORPORATE BONDS & NOTES 0.3%
Nakilat, Inc.
6.067% due 12/31/2033		100	113
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		350	393
SoQ Sukuk A QSC
2.099% due 01/18/2018		300	300

			806

SOVEREIGN ISSUES 0.3%
Qatar Government International Bond
4.500% due 01/20/2022		800	849

Total Qatar (Cost $1,586)			1,655

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%
Romania Government International Bond
3.875% due 10/29/2035	EUR	100	120
Romania Government International Bond
2.750% due 10/29/2025		200	243

Total Romania (Cost $336)			363

RUSSIA 1.0%

CORPORATE BONDS & NOTES 0.4%
SCF Capital Ltd.
5.375% due 06/16/2023		$800	829
VimpelCom Holdings BV
5.200% due 02/13/2019		400	413

			1,242

SOVEREIGN ISSUES 0.6%
Russia Government International Bond
5.625% due 04/04/2042		1,500	1,627
5.875% due 09/16/2043		200	225

			1,852

Total Russia (Cost $2,870)			3,094

SAUDI ARABIA 0.1%

SOVEREIGN ISSUES 0.1%
Saudi Government International Bond
3.250% due 10/26/2026		200	199

Total Saudi Arabia (Cost $198)			199

SENEGAL 0.6%

SOVEREIGN ISSUES 0.6%
Senegal Government International Bond
6.250% due 05/23/2033		1,500	1,526
8.750% due 05/13/2021		200	229

Total Senegal (Cost $1,709)			1,755

SERBIA 0.7%

SOVEREIGN ISSUES 0.7%
Serbia Government International Bond
4.875% due 02/25/2020		1,900	1,983

Total Serbia (Cost $1,970)			1,983

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLOVENIA 0.4%

SOVEREIGN ISSUES 0.4%
Slovenia Government International Bond
5.250% due 02/18/2024		$1,150	$1,320

Total Slovenia (Cost $1,217)			1,320

SOUTH AFRICA 1.5%

CORPORATE BONDS & NOTES 1.2%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		500	529
6.500% due 04/15/2040		100	102
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		1,200	1,214
7.125% due 02/11/2025		1,000	1,023
Myriad International Holdings BV
5.500% due 07/21/2025 (g)		600	643
5.500% due 07/21/2025		200	214

			3,725

SOVEREIGN ISSUES 0.3%
South Africa Government International Bond
4.665% due 01/17/2024		100	101
4.875% due 04/14/2026		400	402
5.000% due 10/12/2046		300	278

			781

Total South Africa (Cost $4,500)			4,506

SPAIN 0.3%

SOVEREIGN ISSUES 0.3%
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	800	973

Total Spain (Cost $916)			973

SRI LANKA 2.1%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	508

SOVEREIGN ISSUES 1.9%
Sri Lanka Government International Bond
5.125% due 04/11/2019		700	718
5.750% due 01/18/2022		1,000	1,039
6.125% due 06/03/2025		1,100	1,126
6.200% due 05/11/2027		800	801
6.250% due 07/27/2021		768	815
6.825% due 07/18/2026		900	950
6.850% due 11/03/2025		400	423

			5,872

Total Sri Lanka (Cost $6,079)			6,380

TANZANIA 0.2%

SOVEREIGN ISSUES 0.2%
Tanzania Government International Bond
7.421% due 03/09/2020		667	700

Total Tanzania (Cost $693)			700

TRINIDAD AND TOBAGO 0.4%

CORPORATE BONDS & NOTES 0.2%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		708	693

SOVEREIGN ISSUES 0.2%
Trinidad & Tobago Government International Bond
4.500% due 08/04/2026		600	590

Total Trinidad and Tobago (Cost $1,297)			1,283

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TURKEY 4.3%

CORPORATE BONDS & NOTES 0.3%
Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023	$200	$204
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	348	334
Turkiye Is Bankasi
6.125% due 04/25/2024	400	406

		944

SOVEREIGN ISSUES 4.0%
Export Credit Bank of Turkey
5.375% due 10/24/2023	200	203
Turkey Government International Bond
4.875% due 04/16/2043	1,100	978
5.750% due 05/11/2047	1,100	1,079
6.000% due 03/25/2027	1,700	1,812
6.000% due 01/14/2041	600	616
6.750% due 05/30/2040	1,700	1,899
6.875% due 03/17/2036	1,600	1,803
7.250% due 03/05/2038	700	822
7.500% due 11/07/2019	1,400	1,535
8.000% due 02/14/2034	1,100	1,367

		12,114

Total Turkey (Cost $12,702)		13,058

UKRAINE 3.0%

SOVEREIGN ISSUES 3.0%
Ukraine Government International Bond
7.750% due 09/01/2019	2,600	2,690
7.750% due 09/01/2020	3,700	3,797
7.750% due 09/01/2021	800	814
7.750% due 09/01/2023	200	199
7.750% due 09/01/2024	500	491
7.750% due 09/01/2026	100	97
7.750% due 09/01/2027	1,100	1,068

Total Ukraine (Cost $8,812)		9,156

UNITED ARAB EMIRATES 0.2%

CORPORATE BONDS & NOTES 0.2%
DP World Ltd.
6.850% due 07/02/2037	600	707

Total United Arab Emirates (Cost $522)		707

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%
Oschadbank Via SSB PLC
9.375% due 03/10/2023	200	205

Total United Kingdom (Cost $206)		205

UNITED STATES 2.0%

ASSET-BACKED SECURITIES 0.4%
Wells Fargo Home Equity Asset-Backed Securities Trust
1.536% due 03/25/2037	1,500	1,159

CORPORATE BONDS & NOTES 1.1%
Rio Oil Finance Trust
9.250% due 07/06/2024	2,326	2,373
9.750% due 01/06/2027	1,021	1,047

		3,420

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
American Home Mortgage Investment Trust
2.914% due 09/25/2045	7	7
Banc of America Mortgage Trust
3.439% due 02/25/2036 ^	3	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
2.858% due 05/26/2037	$1,256	$1,054
Bear Stearns Adjustable Rate Mortgage Trust
3.359% due 01/25/2035	3	3
3.656% due 05/25/2047 ^	23	21
Citigroup Mortgage Loan Trust, Inc.
0.026% due 08/25/2035	29	28
3.667% due 09/25/2037 ^	50	46
Countrywide Alternative Loan Trust
1.566% due 05/25/2036 ^	217	124
GSR Mortgage Loan Trust
3.370% due 01/25/2036 ^	8	8
Morgan Stanley Mortgage Loan Trust
3.110% due 06/25/2036	4	3
WaMu Mortgage Pass-Through Certificates Trust
3.028% due 02/25/2037 ^	32	30
Washington Mutual Mortgage Pass-Through Certificates Trust
1.482% due 02/25/2047 ^	331	255
Wells Fargo Mortgage-Backed Securities Trust
3.324% due 07/25/2036 ^	8	8

		1,589

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
3.518% due 03/01/2036	37	38

Total United States (Cost $6,009)		6,206

URUGUAY 1.7%

SOVEREIGN ISSUES 1.7%
Uruguay Government International Bond
4.375% due 10/27/2027	1,054	1,125
4.500% due 08/14/2024	257	280
5.100% due 06/18/2050	3,000	3,064
7.625% due 03/21/2036	400	542

Total Uruguay (Cost $4,812)		5,011

VENEZUELA 3.0%

CORPORATE BONDS & NOTES 1.0%
Petroleos de Venezuela S.A.
5.375% due 04/12/2027	3,790	1,374
5.500% due 04/12/2037	3,050	1,098
8.500% due 11/02/2017 (g)	660	579

		3,051

SOVEREIGN ISSUES 2.0%
Venezuela Government International Bond
7.000% due 03/31/2038	300	127
7.650% due 04/21/2025	1,130	483
7.750% due 10/13/2019	5,890	3,018
8.250% due 10/13/2024	3,850	1,675
9.000% due 05/07/2023	800	358
9.250% due 05/07/2028	750	335
9.375% due 01/13/2034	40	18

		6,014

Total Venezuela (Cost $16,039)		9,065

VIRGIN ISLANDS (BRITISH) 0.7%

CORPORATE BONDS & NOTES 0.7%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	1,150	1,159
GTL Trade Finance, Inc.
7.250% due 04/16/2044	200	197
QGOG Constellation S.A.
6.250% due 11/09/2019	400	289
Rosneft Finance S.A.
7.875% due 03/13/2018	600	622

Total Virgin Islands (British) (Cost $2,232)		2,267

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.0%

REPURCHASE AGREEMENTS (f) 0.1%
		$388

ARGENTINA TREASURY BILLS 2.8%
3.011% due 08/25/2017 - 01/26/2018 (b)(c)	$8,600	8,536

U.S. TREASURY BILLS 0.1%
0.937% due 08/31/2017 (b)(c)(j)	203	203

Total Short-Term Instruments (Cost $9,118)		9,127

Total Investments in Securities (Cost $302,820)		301,058

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%
PIMCO Short-Term Floating NAV Portfolio III	562,738	$5,563

Total Short-Term Instruments (Cost $5,563)		5,563

Total Investments in Affiliates (Cost $5,563)		5,563

Total Investments 101.5% (Cost $308,383)		$306,621

Financial Derivative Instruments (h)(i) (0.0)% (Cost or Premiums, net $(2,164))		(129)

Other Assets and Liabilities, net (1.5)%		(4,535)

Net Assets 100.0%		$301,957

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Odebrecht Offshore Drilling Finance Ltd.	6.625%	10/01/2023	05/29/2014 - 11/19/2014	$ 1,376	$460	0.15%
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	05/28/2014 - 05/01/2015	1,136	396	0.13

				$ 2,512	$856	0.28%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$388	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(398)	$388	$388

Total Repurchase Agreements						$(398)	$388	$388

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
CFR	(0.250)%	01/19/2016	TBD	(4)	$(1,239)	$(1,230)
COM	0.500	06/19/2017	TBD	(4)	(5,959)	(5,961)
JML	(3.750)	06/12/2017	TBD	(4)	(189)	(188)
	0.500	06/16/2017	TBD	(4)	(565)	(565)
NOM	(3.000)	06/09/2017	TBD	(4)	(340)	(339)
	0.000	06/16/2017	07/05/2017		(936)	(936)

Total Reverse Repurchase Agreements						$(9,219)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
CFR	$0	$(1,230)	$0	$(1,230)	$1,172	$(58)
COM	0	(5,961)	0	(5,961)	6,258	297
JML	0	(753)	0	(753)	827	74
NOM	0	(1,275)	0	(1,275)	2,644	1,369
SSB	388	0	0	388	(398)	(10)

Total Borrowings and Other Financing Transactions	$388	$(9,219)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,322)	$(2,322)
Sovereign Issues	0	(936)	0	(5,961)	(6,897)

Total Borrowings	$0	$(936)	$0	$(8,283)	$(9,219)

Gross amount of recognized liabilities for reverse repurchase agreements					$(9,219)

(g)	Securities with an aggregate market value of $11,120 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June, 30 2017 was $ (8,375) at a weighted average interest rate of 0.094%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2017	86	$10,134	$(22)	$0	$(15)
U.S. Treasury 10-Year Note September Futures	09/2017	1	125	0	0	0

				$(22)	$0	$(15)

Total Futures Contracts				$(22)	$0	$(15)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Year BRL-CDI	13.375%	01/02/2018	BRL	1,320	$0	$(7)	$(7)	$0	$0
Pay	1-Year BRL-CDI	12.435	01/02/2019		10,200	(22)	(92)	(114)	0	(2)
Pay	1-Year BRL-CDI	12.440	01/02/2019		8,900	5	94	99	1	0
Pay	1-Year BRL-CDI	11.680	01/04/2021		800	4	(8)	(4)	0	(1)
Pay	1-Year BRL-CDI	12.850	01/04/2021		1,290	(15)	(12)	(27)	0	(1)
Pay	1-Year BRL-CDI	16.150	01/04/2021		6,900	(237)	(85)	(322)	0	(6)
Receive	3-Month USD-LIBOR	1.500	06/21/2027	$	5,700	(494)	85	(409)	0	(16)

						$(759)	$(25)	$(784)	$1	$(26)

Total Swap Agreements						$(759)	$(25)	$(784)	$1	$(26)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1	$1	$0	$(15)	$(26)	$(41)

Cash of $ 716 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	CNH	77,406		$11,339	$0	$(78)
	07/2017	EUR	3,668		4,123	0	(67)
BPS	07/2017	BRL	27,225		8,440	223	0
	07/2017		$8,230	BRL	27,225	0	(12)
	07/2017		4,829	EUR	4,245	20	0
	08/2017	EUR	4,245		$4,836	0	(20)
CBK	07/2017	BRL	994		302	2	0
	07/2017		$300	BRL	994	0	0
FBF	07/2017		3,068	CNH	20,960	24	0
	10/2017	BRL	100		$28	0	(2)
	12/2017	CNH	20,960		3,035	0	(24)
GLM	07/2017	EUR	577		647	0	(12)
	08/2017		$1,535	JPY	168,500	0	(34)
	08/2017		592	ZAR	7,939	12	0
	08/2017	ZAR	17,398		$1,289	0	(33)
HUS	09/2017	SGD	960		696	0	(2)
JPM	09/2017	KRW	445,498		395	5	0
MSB	07/2017		$3,106	CNH	21,477	62	0
SCX	07/2017		1,603		10,918	7	0
SOG	08/2017	MXN	4,705		$243	0	(14)
	09/2017	TWD	42,540		1,402	3	0
TOR	07/2017	BRL	28,219		8,530	12	0
	07/2017		$8,471	BRL	28,219	46	0
	08/2017	BRL	28,219		$8,422	0	(46)
UAG	07/2017	CNH	5,278		773	0	(5)
	07/2017		$4,203	CNH	29,329	122	0

Total Forward Foreign Currency Contracts						$538	$(349)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$0
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	0

						$(18)	$0

Total Written Options						$(18)	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $	$	17,300		$1,500		$0	$	(10,500)	$	(6,700)	$	1,600
Notional Amount in GBP	GBP	1,600	GBP	0	GBP	0	GBP	(1,600)	GBP	0	GBP	0
Premiums	$	(160)		$(13)		$0	$	101	$	54	$	(18)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Turkey Government International Bond	(1.000)%	09/20/2020	1.262%	$ 300	$26	$(24)	$2	$0
GST	Turkey Government International Bond	(1.000)	09/20/2020	1.262	100	8	(7)	1	0

						$34	$(31)	$3	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	06/20/2020	1.437%	$300	$(18)	$14	$0	$(4)
	Colombia Government International Bond	1.000	12/20/2017	0.266	200	(1)	2	1	0
	Colombia Government International Bond	1.000	06/20/2019	0.522	500	(1)	6	5	0
	Colombia Government International Bond	1.000	09/20/2020	0.841	300	(16)	18	2	0
	Indonesia Government International Bond	1.000	09/20/2020	0.759	400	(25)	28	3	0
	Peru Government International Bond	1.000	09/20/2020	0.467	200	(8)	11	3	0
	South Africa Government International Bond	1.000	12/20/2017	0.285	2,200	(29)	37	8	0
BPS	Indonesia Government International Bond	1.000	12/20/2021	1.066	500	(15)	14	0	(1)
	Mexico Government International Bond	1.000	06/20/2018	0.268	300	2	0	2	0
	Peru Government International Bond	1.000	06/20/2018	0.160	3,700	35	(3)	32	0
BRC	Argentine Republic Government International Bond	5.000	06/20/2021	2.651	400	7	29	36	0
	Brazil Government International Bond	1.000	06/20/2019	0.992	200	(8)	8	0	0
	Brazil Government International Bond	1.000	06/20/2022	2.376	200	(13)	0	0	(13)
	Chile Government International Bond	1.000	12/20/2021	0.585	3,000	41	14	55	0
	Colombia Government International Bond	1.000	06/20/2019	0.522	100	0	1	1	0
	Colombia Government International Bond	1.000	09/20/2020	0.841	400	(23)	25	2	0
	Export-Import Bank of China	1.000	09/20/2017	0.145	550	(19)	20	1	0
	Indonesia Government International Bond	1.000	03/20/2024	1.552	100	(14)	11	0	(3)
	Panama Government International Bond	1.000	06/20/2019	0.305	200	1	2	3	0
	Panama Government International Bond	1.000	12/20/2021	0.859	1,500	(18)	28	10	0
	Petrobras Global Finance BV	1.000	12/20/2020	2.409	1,000	(90)	44	0	(46)
	Russia Government International Bond	1.000	12/20/2020	1.178	3,800	(418)	397	0	(21)
	South Africa Government International Bond	1.000	12/20/2021	1.803	500	(36)	19	0	(17)
	South Africa Government International Bond	1.000	06/20/2022	1.968	600	(28)	1	0	(27)
CBK	Brazil Government International Bond	1.000	12/20/2020	1.695	1,400	(191)	159	0	(32)
	Brazil Government International Bond	1.000	03/20/2021	1.796	1,300	(58)	22	0	(36)
	Colombia Government International Bond	1.000	06/20/2019	0.522	3,200	14	17	31	0
	Indonesia Government International Bond	1.000	03/20/2024	1.552	300	(41)	31	0	(10)
	Russia Government International Bond	1.000	03/20/2020	0.918	200	(32)	33	1	0
	Russia Government International Bond	1.000	12/20/2020	1.178	3,600	(307)	287	0	(20)
	Uruguay Government International Bond	1.000	06/20/2020	1.497	1,800	(17)	(8)	0	(25)
DUB	Colombia Government International Bond	1.000	09/20/2020	0.841	200	(11)	12	1	0
	Panama Government International Bond	1.000	06/20/2019	0.305	500	3	4	7	0
	Penerbangan Malaysia Bhd.	1.000	03/20/2020	0.461	200	(2)	5	3	0
FBF	Colombia Government International Bond	1.000	09/20/2020	0.841	200	(11)	12	1	0
	Indonesia Government International Bond	1.000	06/20/2021	0.930	2,900	(188)	197	9	0
GST	Argentine Republic Government International Bond	5.000	06/20/2021	2.651	400	4	32	36	0
	Brazil Government International Bond	1.000	12/20/2018	0.862	600	(28)	29	1	0
	Brazil Government International Bond	1.000	06/20/2019	0.992	100	(4)	4	0	0
	Brazil Government International Bond	1.000	06/20/2020	1.437	200	(12)	10	0	(2)
	Brazil Government International Bond	1.000	12/20/2020	1.695	200	(27)	22	0	(5)
	Brazil Government International Bond	1.000	06/20/2022	2.376	200	(13)	1	0	(12)
	Colombia Government International Bond	1.000	12/20/2017	0.266	300	(1)	2	1	0
	Indonesia Government International Bond	1.000	03/20/2024	1.552	100	(14)	11	0	(3)
	Panama Government International Bond	1.000	06/20/2019	0.305	100	1	0	1	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
HUS	Brazil Government International Bond	1.000%	12/20/2020	1.695%	$100	$(13)	$11	$0	$(2)
	Brazil Government International Bond	1.000	06/20/2022	2.376	1,000	(59)	(3)	0	(62)
	Colombia Government International Bond	1.000	06/20/2019	0.522	2,600	(19)	44	25	0
	Mexico Government International Bond	1.000	03/20/2021	0.793	800	(37)	43	6	0
	Mexico Government International Bond	1.000	12/20/2021	1.000	1,500	(20)	21	1	0
	Panama Government International Bond	1.000	06/20/2019	0.305	200	1	2	3	0
	South Africa Government International Bond	1.000	03/20/2023	2.203	1,700	(139)	33	0	(106)
JPM	Brazil Government International Bond	1.000	12/20/2019	1.260	1,000	(37)	31	0	(6)
	Colombia Government International Bond	1.000	06/20/2019	0.522	500	3	2	5	0
	Indonesia Government International Bond	1.000	09/20/2020	0.759	300	(19)	21	2	0
	Mexico Government International Bond	1.000	12/20/2021	1.000	300	(4)	4	0	0
	Panama Government International Bond	1.000	06/20/2019	0.305	500	2	5	7	0
	Panama Government International Bond	1.000	12/20/2021	0.859	1,000	(12)	18	6	0
	Peru Government International Bond	1.000	06/20/2018	0.160	1,300	11	0	11	0
	Russia Government International Bond	1.000	06/20/2023	1.963	1,900	(146)	47	0	(99)
NGF	Saudi Arabia Government International Bond	1.000	12/20/2021	1.065	500	1	(2)	0	(1)
UAG	Brazil Government International Bond	1.000	06/20/2022	2.376	800	(57)	7	0	(50)
	Indonesia Government International Bond	1.000	06/20/2021	0.930	100	(7)	7	0	0

						$(2,180)	$1,899	$322	$(603)

Total Swap Agreements						$(2,146)	$1,868	$325	$(603)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$22	$22	$(145)	$0	$(4)	$(149)	$(127)	$0	$(127)
BPS	243	0	34	277	(32)	0	(1)	(33)	244	(260)	(16)
BRC	0	0	108	108	0	0	(127)	(127)	(19)	0	(19)
CBK	2	0	34	36	0	0	(123)	(123)	(87)	0	(87)
DUB	0	0	11	11	0	0	0	0	11	0	11
FBF	24	0	10	34	(26)	0	0	(26)	8	0	8
GLM	12	0	0	12	(79)	0	0	(79)	(67)	0	(67)
GST	0	0	40	40	0	0	(22)	(22)	18	0	18
HUS	0	0	35	35	(2)	0	(170)	(172)	(137)	0	(137)
JPM	5	0	31	36	0	0	(105)	(105)	(69)	203	134
MSB	62	0	0	62	0	0	0	0	62	0	62
NGF	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
SCX	7	0	0	7	0	0	0	0	7	0	7
SOG	3	0	0	3	(14)	0	0	(14)	(11)	0	(11)
TOR	58	0	0	58	(46)	0	0	(46)	12	0	12
UAG	122	0	0	122	(5)	0	(50)	(55)	67	0	67

Total Over the Counter	$538	$0	$325	$863	$(349)	$0	$(603)	$(952)

(j)	Securities with an aggregate market value of $203 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$538	$0	$538
Swap Agreements	0	325	0	0	0	325

	$0	$325	$0	$538	$0	$863

	$0	$325	$0	$538	$1	$864

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$15	$15
Swap Agreements	0	0	0	0	26	26

	$0	$0	$0	$0	$41	$41

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$349	$0	$349
Swap Agreements	0	603	0	0	0	603

	$0	$603	$0	$349	$0	$952

	$0	$603	$0	$349	$41	$993

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$338	$338
Swap Agreements	0	143	0	0	66	209

	$0	$143	$0	$0	$404	$547

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,203)	$0	$(1,203)
Written Options	0	0	0	54	48	102
Swap Agreements	0	(207)	0	0	0	(207)

	$0	$(207)	$0	$(1,149)	$48	$(1,308)

	$0	$(64)	$0	$(1,149)	$452	$(761)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(216)	$(216)
Swap Agreements	0	(1)	0	0	(12)	(13)

	$0	$(1)	$0	$0	$(228)	$(229)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(83)	$0	$(83)
Written Options	0	0	0	(29)	(28)	(57)
Swap Agreements	0	1,045	0	0	0	1,045

	$0	$1,045	$0	$(112)	$(28)	$905

	$0	$1,044	$0	$(112)	$(256)	$676

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$15,384	$0	$15,384
Azerbaijan
Corporate Bonds & Notes	0	1,411	0	1,411
Sovereign Issues	0	602	0	602
Bermuda
Corporate Bonds & Notes	0	966	0	966
Brazil
Corporate Bonds & Notes	0	16,914	0	16,914
Sovereign Issues	0	15,672	0	15,672
Cameroon
Sovereign Issues	0	591	0	591
Cayman Islands
Corporate Bonds & Notes	0	3,935	317	4,252
Chile
Corporate Bonds & Notes	0	6,848	0	6,848
China
Corporate Bonds & Notes	0	3,392	0	3,392
Colombia
Corporate Bonds & Notes	0	3,491	0	3,491
Sovereign Issues	0	6,579	0	6,579
Costa Rica
Sovereign Issues	0	943	0	943
Dominican Republic
Sovereign Issues	0	4,334	0	4,334
Ecuador
Sovereign Issues	0	3,251	0	3,251
Egypt
Sovereign Issues	0	1,995	0	1,995
El Salvador
Sovereign Issues	0	2,431	0	2,431
Ethiopia
Sovereign Issues	0	199	0	199
Gabon
Sovereign Issues	0	686	0	686
Ghana
Sovereign Issues	0	1,081	0	1,081
Guatemala
Sovereign Issues	0	2,306	0	2,306
Hong Kong
Corporate Bonds & Notes	0	4,140	0	4,140
Hungary
Sovereign Issues	0	667	0	667
India
Sovereign Issues	0	687	0	687
Indonesia
Corporate Bonds & Notes	0	14,512	0	14,512
Sovereign Issues	0	12,250	0	12,250
Ireland
Corporate Bonds & Notes	0	4,933	0	4,933
Israel
Corporate Bonds & Notes	0	934	0	934
Sovereign Issues	0	862	0	862
Ivory Coast
Sovereign Issues	0	1,287	0	1,287
Jamaica
Sovereign Issues	0	463	0	463
Jordan
Sovereign Issues	0	1,703	0	1,703
Kazakhstan
Corporate Bonds & Notes	0	6,889	0	6,889
Sovereign Issues	0	2,064	0	2,064
Luxembourg
Asset-Backed Securities	0	0	221	221
Corporate Bonds & Notes	0	13,839	0	13,839

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Malaysia
Corporate Bonds & Notes	$0	$221	$0	$221
Mexico
Common Stocks	2	0	0	2
Corporate Bonds & Notes	0	25,978	0	25,978
Sovereign Issues	0	12,921	0	12,921
Mongolia
Sovereign Issues	0	1,000	0	1,000
Namibia
Sovereign Issues	0	310	0	310
Netherlands
Corporate Bonds & Notes	0	1,726	0	1,726
Loan Participations and Assignments	0	0	1,485	1,485
Nigeria
Sovereign Issues	0	1,838	0	1,838
Oman
Sovereign Issues	0	1,537	0	1,537
Panama
Sovereign Issues	0	5,207	0	5,207
Paraguay
Sovereign Issues	0	1,374	0	1,374
Peru
Corporate Bonds & Notes	0	1,124	0	1,124
Sovereign Issues	0	3,202	0	3,202
Philippines
Corporate Bonds & Notes	0	1,162	0	1,162
Poland
Sovereign Issues	0	4,179	0	4,179
Qatar
Corporate Bonds & Notes	0	806	0	806
Sovereign Issues	0	849	0	849
Romania
Sovereign Issues	0	363	0	363
Russia
Corporate Bonds & Notes	0	1,242	0	1,242
Sovereign Issues	0	1,852	0	1,852
Saudi Arabia
Sovereign Issues	0	199	0	199
Senegal
Sovereign Issues	0	1,755	0	1,755
Serbia
Sovereign Issues	0	1,983	0	1,983
Slovenia
Sovereign Issues	0	1,320	0	1,320
South Africa
Corporate Bonds & Notes	0	3,725	0	3,725
Sovereign Issues	0	781	0	781
Spain
Sovereign Issues	0	973	0	973
Sri Lanka
Corporate Bonds & Notes	0	508	0	508
Sovereign Issues	0	5,872	0	5,872
Tanzania
Sovereign Issues	0	700	0	700
Trinidad and Tobago
Corporate Bonds & Notes	0	693	0	693
Sovereign Issues	0	590	0	590
Turkey
Corporate Bonds & Notes	0	944	0	944
Sovereign Issues	0	12,114	0	12,114
Ukraine
Sovereign Issues	0	9,156	0	9,156
United Arab Emirates
Corporate Bonds & Notes	0	707	0	707
United Kingdom
Corporate Bonds & Notes	0	205	0	205

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	23

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

June 30, 2017 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
United States
Asset-Backed Securities	$0	$1,159	$0	$1,159
Corporate Bonds & Notes	0	3,420	0	3,420
Non-Agency Mortgage- Backed Securities	0	1,589	0	1,589
U.S. Government Agencies	0	38	0	38
Uruguay
Sovereign Issues	0	5,011	0	5,011
Venezuela
Corporate Bonds & Notes	0	3,051	0	3,051
Sovereign Issues	0	6,014	0	6,014
Virgin Islands (British)
Corporate Bonds & Notes	0	2,267	0	2,267
Short-Term Instruments
Repurchase Agreements	0	388	0	388
Argentina Treasury Bills	0	8,536	0	8,536
U.S. Treasury Bills	0	203	0	203

	$2	$299,033	$2,023	$301,058

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,563	$0	$0	$5,563

Total Investments	$5,565	$299,033	$2,023	$306,621

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1	$0	$1
Over the counter	0	863	0	863

	$0	$864	$0	$864

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(15)	(26)	0	(41)
Over the counter	0	(952)	0	(952)

	$(15)	$(978)	$0	$(993)

Total Financial Derivative Instruments	$(15)	$(114)	$0	$(129)

Totals	$5,550	$298,919	$2,023	$306,492

There were no Significant transfers among Level 1, 2, or 3 during the period ended June 30, 2017.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2017	25

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

SEMIANNUAL REPORT	JUNE 30, 2017	27

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities.

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Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,820	$56,543	$(58,800)	$0	$0	$5,563	$43	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2017, the Portfolio had no unfunded loan commitments outstanding.

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Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Portfolio at June 30, 2017 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the

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Notes to Financial Statements (Cont.)

obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of

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Notes to Financial Statements (Cont.)

Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

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Notes to Financial Statements (Cont.)

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions, which may impact companies in many sectors, including energy, financial services and defense, among others, may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment

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generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo

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Notes to Financial Statements (Cont.)

Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.45%	0.40%	0.40%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related

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services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual Portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$56,547	$51,659

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	446	$5,788	551	$6,879
Class M	19	251	29	370
Administrative Class	1,556	20,095	4,029	50,510
Advisor Class	560	7,261	2,109	26,599
Issued as reinvestment of distributions
Institutional Class	50	650	76	952
Class M	2	22	3	32
Administrative Class	453	5,877	963	12,029
Advisor Class	94	1,222	171	2,137
Cost of shares redeemed
Institutional Class	(50)	(644)	(126)	(1,561)
Class M	(5)	(66)	(15)	(181)
Administrative Class	(2,136)	(27,707)	(6,171)	(77,471)
Advisor Class	(417)	(5,389)	(1,428)	(17,913)
Net increase (decrease) resulting from Portfolio share transactions	572	$7,360	191	$2,382

As of June 30, 2017, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 48% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

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Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Emerging Markets Bond Portfolio	$0	$5,049

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$308,563	$11,640	$(13,582)	$(1,942)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2017	41

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CFR	Credit Suisse Securities (Europe) Ltd.	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.
COM	Commerz Bank AG	JPM	JPMorgan Chase Bank N.A.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
GBP	British Pound	SGD	Singapore Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
JSC	Joint Stock Company	TBA	To-Be-Announced	TBD%	Interest rate to be determined when loan settles

42	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT04SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument, or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index

(“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	02/16/99	04/10/00	02/16/99	04/30/14	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 06/30/2017†§

United States‡	31.2%
Japan	13.2%
Denmark	10.7%
United Kingdom	9.2%
Sweden	6.0%
Spain	3.8%
Canada	3.8%
Cayman Islands	3.4%
Netherlands	3.3%
France	3.2%
Italy	2.3%
Slovenia	1.5%
Switzerland	1.0%
Other	7.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	0.84%	1.74%	5.31%	6.31%	5.82%
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	0.77%	1.58%	5.15%	6.15%	5.38%
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	0.72%	1.48%	—	—	4.57%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index±	0.65%	(0.71)%	4.04%	4.47%	4.60%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 02/28/1999.

± Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.78% for Institutional Class shares, 0.93% for Administrative Class shares, and 1.03% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities (MBS) contributed to relative performance, as total returns were positive.

»	Exposure to non-investment-grade corporate bond spread duration contributed to relative performance, as spreads narrowed.

»	Long positioning in the Mexican peso contributed to relative performance, as the peso appreciated versus the U.S. dollar.

»	Underweight exposure to investment grade corporate bond spread duration detracted from relative performance, as spreads narrowed.

»	Exposure to duration in Brazil detracted from performance, as yields rose.

»	Short positioning in the Singapore dollar detracted from relative performance, as the Singapore dollar appreciated against the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,008.40	$3.93	$1,000.00	$1,020.88	$3.96	0.79%
Administrative Class	1,000.00	1,007.70	4.68	1,000.00	1,020.13	4.71	0.94
Advisor Class	1,000.00	1,007.20	5.18	1,000.00	1,019.64	5.21	1.04

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total(a)
Institutional Class
01/01/2017 - 06/30/2017+	$11.02	$0.06	$0.03	$0.09	$(0.04)	$0.00	$0.00	$(0.04)
12/31/2016	10.54	0.16	0.54	0.70	(0.18)	(0.04)	0.00	(0.22)
12/31/2015	10.90	0.13	(0.09)	0.04	(0.35)	(0.05)	0.00	(0.40)
12/31/2014	10.05	0.21	0.92	1.13	(0.21)	(0.07)	0.00	(0.28)
12/31/2013	10.80	0.23	(0.16)	0.07	(0.22)	(0.60)	0.00	(0.82)
12/31/2012	10.33	0.27	0.85	1.12	(0.26)	(0.39)	0.00	(0.65)
Administrative Class
01/01/2017 - 06/30/2017+	11.02	0.06	0.02	0.08	(0.03)	0.00	0.00	(0.03)
12/31/2016	10.54	0.14	0.54	0.68	(0.16)	(0.04)	0.00	(0.20)
12/31/2015	10.90	0.10	(0.07)	0.03	(0.34)	(0.05)	0.00	(0.39)
12/31/2014	10.05	0.18	0.93	1.11	(0.19)	(0.07)	0.00	(0.26)
12/31/2013	10.80	0.22	(0.17)	0.05	(0.20)	(0.60)	0.00	(0.80)
12/31/2012	10.33	0.26	0.84	1.10	(0.24)	(0.39)	0.00	(0.63)
Advisor Class
01/01/2017- 06/30/2017+	11.02	0.05	0.03	0.08	(0.03)	0.00	0.00	(0.03)
12/31/2016	10.54	0.13	0.54	0.67	(0.15)	(0.04)	0.00	(0.19)
12/31/2015	10.90	0.10	(0.08)	0.02	(0.33)	(0.05)	0.00	(0.38)
04/30/2014 - 12/31/2014	10.34	0.13	0.62	0.75	(0.12)	(0.07)	0.00	(0.19)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.07	0.84%	$5,790	0.79	%*	0.79	%*	0.75	%*	0.75	%*	1.18	%*	87%
11.02	6.63	5,045	0.78		0.78		0.75		0.75		1.46		330
10.54	0.44	3,001	0.75		0.75		0.75		0.75		1.15		302
10.90	11.32	879	0.76		0.76		0.75		0.75		1.99		176
10.05	0.65	22	0.77		0.77		0.75		0.75		2.18		127
10.80	11.00	21	0.79		0.79		0.75		0.75		2.54		356

11.07	0.77	68,557	0.94	*	0.94	*	0.90	*	0.90	*	1.02	*	87
11.02	6.48	64,537	0.93		0.93		0.90		0.90		1.31		330
10.54	0.29	73,278	0.90		0.90		0.90		0.90		0.90		302
10.90	11.16	89,343	0.91		0.91		0.90		0.90		1.73		176
10.05	0.50	66,176	0.92		0.92		0.90		0.90		2.03		127
10.80	10.85	78,497	0.94		0.94		0.90		0.90		2.40		356

11.07	0.72	386,292	1.04	*	1.04	*	1.00	*	1.00	*	0.92	*	87
11.02	6.37	341,567	1.03		1.03		1.00		1.00		1.21		330
10.54	0.19	221,379	1.00		1.00		1.00		1.00		0.90		302
10.90	7.31	69,716	1.01	*	1.01	*	1.00	*	0.75	*	1.79	*	176

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$501,973
Investments in Affiliates	9,041
Financial Derivative Instruments
Exchange-traded or centrally cleared	952
Over the counter	6,513
Cash	7
Deposits with counterparty	6,220
Foreign currency, at value	2,382
Receivable for investments sold	134,509
Receivable for TBA investments sold	27,690
Receivable for Portfolio shares sold	404
Interest and/or dividends receivable	2,649
Dividends receivable from Affiliates	6
Total Assets	692,346

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$9,865
Payable for sale-buyback transactions	10,957
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,582
Over the counter	7,169
Payable for investments purchased	151,675
Payable for investments in Affiliates purchased	6
Payable for TBA investments purchased	49,519
Deposits from counterparty	370
Payable for Portfolio shares redeemed	166
Accrued investment advisory fees	101
Accrued supervisory and administrative fees	201
Accrued distribution fees	84
Accrued servicing fees	9
Other liabilities	3
Total Liabilities	231,707

Net Assets	$460,639

Net Assets Consist of:
Paid in capital	$447,340
Undistributed (overdistributed) net investment income	10,808
Accumulated undistributed net realized gain (loss)	182
Net unrealized appreciation (depreciation)	2,309

Net Assets	$460,639

Net Assets:
Institutional Class	$5,790
Administrative Class	68,557
Advisor Class	386,292

Shares Issued and Outstanding:
Institutional Class	523
Administrative Class	6,193
Advisor Class	34,899

Net Asset Value Per Share Outstanding:
Institutional Class	$11.07
Administrative Class	11.07
Advisor Class	11.07

Cost of investments in securities	$496,886
Cost of investments in Affiliates	$9,041
Cost of foreign currency held	$2,389
Cost or premiums of financial derivative instruments, net	$(417)

* Includes repurchase agreements of:	$1,732

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest, net of foreign taxes*	$4,194
Dividends	1
Dividends from Investments in Affiliates	55
Total Income	4,250

Expenses:
Investment advisory fees	541
Supervisory and administrative fees	1,083
Servicing fees - Administrative Class	50
Distribution and/or servicing fees - Advisor Class	451
Trustee fees	6
Interest expense	78
Miscellaneous expense	1
Total Expenses	2,210

Net Investment Income (Loss)	2,040

Net Realized Gain (Loss):
Investments in securities	(9,753)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	5,501
Over the counter financial derivative instruments	6,553
Foreign currency	3,775

Net Realized Gain (Loss)	6,074

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	27,158
Exchange-traded or centrally cleared financial derivative instruments	(7,703)
Over the counter financial derivative instruments	(15,502)
Foreign currency assets and liabilities	(8,788)

Net Change in Unrealized Appreciation (Depreciation)	(4,835)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,279

* Foreign tax withholdings	$1

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands†)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$2,040	$4,413
Net realized gain (loss)	6,074	1,517
Net change in unrealized appreciation (depreciation)	(4,835)	14,710

Net Increase (Decrease) in Net Assets Resulting from Operations	3,279	20,640

Distributions to Shareholders:
From net investment income
Institutional Class	(21)	(69)
Administrative Class	(211)	(958)
Advisor Class	(975)	(4,181)
From net realized capital gains
Institutional Class	0	(18)
Administrative Class	0	(242)
Advisor Class	0	(1,256)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	0	0
Advisor Class	0	0

Total Distributions(a)	(1,207)	(6,724)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	47,418	99,575

Total Increase (Decrease) in Net Assets	49,490	113,491

Net Assets:
Beginning of period	411,149	297,658
End of period*	$460,639	$411,149

* Including undistributed (overdistributed) net investment income of:	$10,808	$9,975

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.9%

AUSTRALIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$300	$312

SOVEREIGN ISSUES 0.0%
New South Wales Treasury Corp.
2.750% due 11/20/2025 (f)	AUD	127	111

Total Australia (Cost $445)			423

BELGIUM 0.4%

CORPORATE BONDS & NOTES 0.4%
KBC Bank NV
8.000% due 01/25/2023		$1,800	1,856

Total Belgium (Cost $1,854)			1,856

BRAZIL 0.7%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
6.125% due 01/17/2022		$300	311
7.375% due 01/17/2027		1,200	1,273
8.375% due 05/23/2021		1,300	1,458

Total Brazil (Cost $2,883)			3,042

CANADA 4.3%

CORPORATE BONDS & NOTES 1.6%
Bank of Nova Scotia
1.875% due 04/26/2021		$1,200	1,189
Enbridge, Inc.
1.946% due 06/15/2020		400	400
Royal Bank of Canada
2.200% due 09/23/2019		400	402
2.300% due 03/22/2021		800	803
Toronto-Dominion Bank
1.739% due 07/02/2019		500	502
2.250% due 03/15/2021		800	799
2.500% due 01/18/2023		2,000	2,015
TransCanada PipeLines Ltd.
3.800% due 10/01/2020		1,000	1,050

			7,160

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Canadian Mortgage Pools
0.955% due 06/01/2020	CAD	226	174
1.155% due 07/01/2020		610	471
1.155% due 08/01/2020		236	183

			828

SOVEREIGN ISSUES 2.5%
Canada Government International Bond
1.500% due 12/01/2044 (f)		451	429
Province of Alberta
1.250% due 06/01/2020		1,100	841
2.350% due 06/01/2025		1,100	848
Province of British Columbia
2.300% due 06/18/2026		200	154
Province of Ontario
2.600% due 06/02/2025		9,900	7,800
3.500% due 06/02/2024		600	501
6.200% due 06/02/2031		100	108
Province of Quebec
3.000% due 09/01/2023		1,100	894

			11,575

Total Canada (Cost $19,270)			19,563

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 3.7%

ASSET-BACKED SECURITIES 3.6%
Avery Point CLO Ltd.
2.278% due 01/18/2025		$1,600	$1,599
Carlyle Global Market Strategies CLO Ltd.
2.298% due 10/16/2025		2,200	2,203
Flagship Ltd.
2.276% due 01/20/2026		2,200	2,201
Gallatin CLO Ltd.
2.428% due 07/15/2023		65	65
Madison Park Funding Ltd.
1.420% due 02/26/2021		674	674
NewMark Capital Funding CLO Ltd.
2.372% due 06/30/2026		1,100	1,101
Oaktree CLO Ltd.
2.376% due 10/20/2026		2,100	2,104
Octagon Investment Partners Ltd.
2.258% due 04/15/2026		1,100	1,099
OHA Credit Partners Ltd.
2.286% due 07/20/2026		2,200	2,206
Staniford Street CLO Ltd.
2.426% due 06/15/2025		1,100	1,100
Symphony CLO LP
2.255% due 01/09/2023		310	310
TICP CLO Ltd.
2.347% due 04/26/2026		2,100	2,103

			16,765

CORPORATE BONDS & NOTES 0.1%
KSA Sukuk Ltd.
2.894% due 04/20/2022		500	501

Total Cayman Islands (Cost $17,247)			17,266

DENMARK 11.9%

CORPORATE BONDS & NOTES 11.9%
BRFkredit A/S
2.000% due 10/01/2047	DKK	7,786	1,176
2.500% due 10/01/2047		4,287	671
4.000% due 01/01/2018		7,100	1,115
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		28,810	4,358
2.500% due 10/01/2037		1,549	247
Nykredit Realkredit A/S
1.000% due 07/01/2017		12,000	1,843
1.000% due 10/01/2017		62,500	9,648
2.000% due 10/01/2037		4,450	698
2.000% due 10/01/2047		20,315	3,052
2.500% due 10/01/2037		7,604	1,221
2.500% due 10/01/2047		27,507	4,289
Realkredit Danmark A/S
1.000% due 01/01/2018		19,100	2,957
1.000% due 04/01/2018		84,600	13,141
2.000% due 04/01/2018		16,200	2,534
2.000% due 10/01/2037		4,647	726
2.000% due 10/01/2047		21,745	3,271
2.500% due 10/01/2037		9,090	1,451
2.500% due 10/01/2047		15,085	2,356

Total Denmark (Cost $52,611)			54,754

FRANCE 3.5%

CORPORATE BONDS & NOTES 1.3%
Credit Agricole S.A.
8.125% due 09/19/2033		$1,200	1,279
Dexia Credit Local S.A.
1.875% due 09/15/2021		2,000	1,952
2.250% due 02/18/2020		2,600	2,606

			5,837

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.2%
France Government International Bond
1.250% due 05/25/2036	EUR	300	$330
2.000% due 05/25/2048		7,400	8,746
3.250% due 05/25/2045 (i)		800	1,215

			10,291

Total France (Cost $15,651)			16,128

GERMANY 0.7%

CORPORATE BONDS & NOTES 0.7%
Deutsche Bank AG
4.250% due 10/14/2021		$1,800	1,886
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		600	594
Landwirtschaftliche Rentenbank
4.750% due 03/12/2019	NZD	1,200	912

Total Germany (Cost $3,411)			3,392

GREECE 0.2%

CORPORATE BONDS & NOTES 0.1%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	300	339

SOVEREIGN ISSUES 0.1%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	40,000	354
4.500% due 07/03/2017		30,000	268

			622

Total Greece (Cost $911)			961

GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$800	826

Total Guernsey, Channel Islands (Cost $798)			826

IRELAND 1.0%

ASSET-BACKED SECURITIES 0.2%
CVC Cordatus Loan Fund Ltd.
0.780% due 01/24/2028	EUR	800	915

CORPORATE BONDS & NOTES 0.6%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$1,500	1,541
4.625% due 10/30/2020		800	851
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019		400	424

			2,816

SOVEREIGN ISSUES 0.2%
Ireland Government International Bond
5.400% due 03/13/2025	EUR	700	1,086

Total Ireland (Cost $4,666)			4,817

ITALY 2.6%

CORPORATE BONDS & NOTES 0.4%
Assicurazioni Generali SpA
5.500% due 10/27/2047	EUR	300	382
Banca Carige SpA
3.875% due 10/24/2018		1,000	1,188
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2056		100	118

			1,688

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Casa D’este Finance SRL
0.019% due 09/15/2040	EUR	63	$72
Claris Finance SRL
0.102% due 10/31/2060		225	257
Giovecca Mortgages SRL
0.268% due 04/23/2048		24	27

			356

SOVEREIGN ISSUES 2.1%
Italy Buoni Poliennali Del Tesoro
0.350% due 11/01/2021 (i)		2,600	2,932
2.450% due 09/01/2033 (i)		3,400	3,750
2.700% due 03/01/2047		100	102
2.800% due 03/01/2067		1,000	954
3.450% due 03/01/2048		1,000	1,164
Italy Government International Bond
6.000% due 08/04/2028	GBP	600	965

			9,867

Total Italy (Cost $11,765)			11,911

JAPAN 3.3%

CORPORATE BONDS & NOTES 0.4%
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		$400	407
Sumitomo Mitsui Financial Group, Inc.
2.901% due 03/09/2021		1,500	1,546

			1,953

SOVEREIGN ISSUES 2.9%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		1,200	1,167
Japan Bank for International Cooperation
2.000% due 11/04/2021		800	787
2.500% due 06/01/2022		300	302
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		1,300	1,281
2.625% due 04/20/2022		1,100	1,102
Japan Government International Bond
0.300% due 06/20/2046	JPY	620,000	4,774
0.500% due 09/20/2046		350,000	2,850
Tokyo Metropolitan Government
2.000% due 05/17/2021		$700	690
2.500% due 06/08/2022		600	603

			13,556

Total Japan (Cost $16,924)			15,509

KUWAIT 0.8%

SOVEREIGN ISSUES 0.8%
Kuwait International Government Bond
2.750% due 03/20/2022		$900	904
3.500% due 03/20/2027		2,800	2,866

Total Kuwait (Cost $3,668)			3,770

LUXEMBOURG 0.7%

CORPORATE BONDS & NOTES 0.7%
Commerzbank Finance & Covered Bond S.A.
4.250% due 06/04/2018	EUR	1,650	1,958
Wind Acquisition Finance S.A.
7.000% due 04/23/2021		1,200	1,429

Total Luxembourg (Cost $3,136)			3,387

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Preferred Term Securities Ltd.
1.667% due 06/23/2035		$1,130	$915

Total Multinational (Cost $820)			915

NETHERLANDS 3.7%

ASSET-BACKED SECURITIES 0.7%
Babson Euro CLO BV
1.300% due 04/15/2027	EUR	700	803
Cadogan Square CLO BV
0.000% due 01/17/2023		29	33
Carlyle Global Market Strategies Euro CLO Ltd.
0.690% due 08/15/2027		1,900	2,173
Chapel BV
0.028% due 07/17/2066		144	163
Highlander Euro CDO BV
0.000% due 05/01/2023		59	68
Panther CDO BV
0.044% due 10/15/2084		30	33

			3,273

CORPORATE BONDS & NOTES 3.0%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	1,800	1,455
Cooperatieve Rabobank UA
6.875% due 03/19/2020	EUR	700	940
Enel Finance International NV
5.125% due 10/07/2019		$1,000	1,066
Fiat Chrysler Automobiles NV
4.500% due 04/15/2020		400	412
ING Bank NV
2.625% due 12/05/2022		3,600	3,633
4.125% due 11/21/2023		3,100	3,174
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		500	488
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	1,000	1,353
Vonovia Finance BV
3.200% due 10/02/2017		$1,000	1,002
5.000% due 10/02/2023		100	106

			13,629

Total Netherlands (Cost $16,462)			16,902

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%
DNB Bank ASA
2.375% due 06/02/2021		$400	398
DNB Boligkreditt A/S
2.500% due 03/28/2022		1,100	1,109

			1,507

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,800	239

Total Norway (Cost $1,759)			1,746

POLAND 0.4%

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
2.250% due 04/25/2022	PLN	6,600	1,751

Total Poland (Cost $1,638)			1,751

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	300	$110
4.750% due 01/15/2018 ^		200	73
Novo Banco S.A.
5.000% due 05/14/2019		100	94
5.000% due 05/21/2019		200	188

Total Portugal (Cost $927)			465

QATAR 0.2%

CORPORATE BONDS & NOTES 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		$400	434

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.625% due 06/02/2046		300	304

Total Qatar (Cost $729)			738

SAUDI ARABIA 0.9%

SOVEREIGN ISSUES 0.9%
Saudi Government International Bond
2.375% due 10/26/2021		$3,700	3,645
3.250% due 10/26/2026		400	397

Total Saudi Arabia (Cost $4,063)			4,042

SLOVENIA 1.7%

SOVEREIGN ISSUES 1.7%
Slovenia Government International Bond
4.125% due 02/18/2019		$3,200	3,314
4.750% due 05/10/2018		400	410
5.250% due 02/18/2024		2,450	2,811
5.500% due 10/26/2022		400	458
5.850% due 05/10/2023		500	585

Total Slovenia (Cost $7,323)			7,578

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Kookmin Bank
2.125% due 10/21/2020		$400	396

Total South Korea (Cost $391)			396

SPAIN 4.3%

CORPORATE BONDS & NOTES 1.0%
Banco Popular Espanol S.A.
8.250% due 04/29/2049 ^(g)	EUR	200	6
Banco Santander S.A.
6.250% due 09/11/2021 (g)		1,100	1,304
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		$800	864
5.462% due 02/16/2021		100	110
5.877% due 07/15/2019		2,000	2,150

			4,434

SOVEREIGN ISSUES 3.3%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	300	356
4.900% due 09/15/2021		900	1,094
4.950% due 02/11/2020		670	821
Autonomous Community of Madrid
4.300% due 09/15/2026		400	561
Autonomous Community of Valencia
4.900% due 03/17/2020		600	771

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spain Government International Bond
1.450% due 10/31/2027 (b)	EUR	4,200	$4,721
1.500% due 04/30/2027		2,900	3,306
2.150% due 10/31/2025 (i)		800	978
2.900% due 10/31/2046		2,300	2,660

			15,268

Total Spain (Cost $19,472)			19,702

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
European Investment Bank
0.500% due 06/21/2023	AUD	500	331
0.500% due 08/10/2023		400	257

Total Supranational (Cost $631)			588

SWEDEN 6.7%

CORPORATE BONDS & NOTES 6.7%
Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	24,600	2,946
2.250% due 09/21/2022		17,600	2,243
Nordea Hypotek AB
1.000% due 04/08/2022		38,900	4,692
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		14,000	1,730
3.000% due 06/20/2018		1,500	184
Stadshypotek AB
1.500% due 12/15/2021		31,000	3,830
1.875% due 10/02/2019		$2,700	2,697
2.500% due 09/18/2019	SEK	1,000	125
2.500% due 04/05/2022		$300	302
4.500% due 09/21/2022	SEK	22,000	3,107
Svenska Handelsbanken AB
2.450% due 03/30/2021		$2,100	2,105
Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022	SEK	25,000	3,045
2.000% due 06/17/2026		6,000	736
Swedbank AB
2.200% due 03/04/2020		$300	300
Swedbank Hypotek AB
1.000% due 09/15/2021	SEK	3,900	473
1.000% due 06/15/2022		16,800	2,023
3.750% due 12/20/2017		1,100	133

Total Sweden (Cost $29,613)			30,671

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 1.0%
Credit Suisse AG
6.500% due 08/08/2023		$200	225
UBS AG
1.799% due 06/08/2020		1,400	1,403
2.200% due 06/08/2020		900	901
4.750% due 05/22/2023		2,000	2,043

			4,572

SOVEREIGN ISSUES 0.1%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	473

Total Switzerland (Cost $4,983)			5,045

UNITED ARAB EMIRATES 0.1%

CORPORATE BONDS & NOTES 0.1%
First Abu Dhabi Bank PJSC
2.250% due 02/11/2020		$500	498

Total United Arab Emirates (Cost $495)			498

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 9.5%

CORPORATE BONDS & NOTES 4.8%
Barclays Bank PLC
7.625% due 11/21/2022		$3,300	$3,781
7.750% due 04/10/2023		500	522
Barclays PLC
3.295% due 08/10/2021		600	630
3.650% due 03/16/2025		600	599
6.500% due 09/15/2019 (g)	EUR	200	237
British Telecommunications PLC
2.350% due 02/14/2019		$500	503
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	400	595
Frontier Finance PLC
8.000% due 03/23/2022		900	1,146
HBOS PLC
6.750% due 05/21/2018		$1,100	1,143
Imperial Brands Finance PLC
2.950% due 07/21/2020		500	509
Lloyds Bank PLC
5.125% due 03/07/2025	GBP	700	1,143
Lloyds Banking Group PLC
7.000% due 06/27/2019 (g)		1,200	1,625
7.625% due 06/27/2023 (g)		600	867
7.875% due 06/27/2029 (g)		500	764
Nationwide Building Society
4.125% due 03/20/2023	EUR	900	1,055
RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	300	435
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$600	596
Santander UK Group Holdings PLC
2.875% due 10/16/2020		1,700	1,728
2.875% due 08/05/2021		400	401
Smiths Group PLC
7.200% due 05/15/2019		600	654
Tesco PLC
5.125% due 04/10/2047	EUR	400	484
6.125% due 02/24/2022	GBP	300	449
Tesco Property Finance PLC
5.411% due 07/13/2044		196	276
7.623% due 07/13/2039		91	153
Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	672
Virgin Money PLC
2.250% due 04/21/2020		700	932

			21,899

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.9%
Business Mortgage Finance PLC
0.695% due 02/15/2039		412	532
2.315% due 02/15/2041		322	411
Eurohome UK Mortgages PLC
0.439% due 06/15/2044		495	625
Eurosail PLC
0.449% due 06/10/2044		28	36
0.590% due 06/13/2045		11	14
1.240% due 06/13/2045		729	918
Mansard Mortgages PLC
0.939% due 12/15/2049		198	256
Money Partners Securities PLC
0.669% due 03/15/2040		23	30
Newgate Funding PLC
0.453% due 12/01/2050		300	355
1.289% due 12/15/2050		307	384
Ripon Mortgages PLC
1.172% due 08/20/2056		1,800	2,351
RMAC Securities PLC
0.439% due 06/12/2044		538	670
Thrones PLC
1.165% due 11/15/2049		329	429

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Towd Point Mortgage Funding PLC
1.504% due 02/20/2054	GBP	1,482	$1,945

			8,956

SOVEREIGN ISSUES 2.8%
United Kingdom Gilt
3.250% due 01/22/2044 (i)		3,800	6,327
3.500% due 01/22/2045		600	1,049
4.250% due 12/07/2040		1,200	2,268
4.250% due 12/07/2046		1,600	3,197

			12,841

Total United Kingdom (Cost $43,898)			43,696

UNITED STATES 32.1%

ASSET-BACKED SECURITIES 5.9%
ACE Securities Corp. Home Equity Loan Trust
1.356% due 07/25/2036		$1,616	1,184
Amortizing Residential Collateral Trust
1.796% due 07/25/2032		1	1
1.916% due 10/25/2031		1	1
Amresco Residential Securities Corp. Mortgage Loan Trust
2.156% due 06/25/2029		1	1
Argent Mortgage Loan Trust
1.696% due 05/25/2035		2,266	2,050
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.596% due 02/25/2036		692	526
Citigroup Mortgage Loan Trust, Inc.
1.376% due 12/25/2036		644	432
1.476% due 03/25/2036		756	649
1.476% due 06/25/2037		2,700	2,356
Countrywide Asset-Backed Certificates
1.346% due 12/25/2036 ^		487	489
1.356% due 06/25/2035		466	374
1.356% due 03/25/2037		2,340	1,985
1.356% due 06/25/2037		611	512
1.356% due 06/25/2047 ^		483	376
1.356% due 06/25/2047		1,499	1,340
1.366% due 04/25/2047		535	521
1.506% due 07/25/2036		600	582
5.167% due 08/25/2035 ^		798	731
Countrywide Asset-Backed Certificates Trust
2.566% due 04/25/2035		1,000	995
Credit Suisse First Boston Mortgage Securities Corp.
1.836% due 01/25/2032		1	1
GSAMP Trust
1.646% due 11/25/2035 ^		1,376	922
HSI Asset Securitization Corp. Trust
1.476% due 04/25/2037		906	539
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.456% due 04/25/2037		683	457
Long Beach Mortgage Loan Trust
1.776% due 10/25/2034		12	12
Morgan Stanley ABS Capital, Inc. Trust
1.346% due 10/25/2036		183	150
Morgan Stanley Home Equity Loan Trust
1.316% due 12/25/2036		1,151	643
1.446% due 04/25/2037		964	612
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		186	93
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.506% due 03/25/2036		700	601
NovaStar Mortgage Funding Trust
1.346% due 03/25/2037		873	583
Renaissance Home Equity Loan Trust
3.766% due 12/25/2032		439	421
5.294% due 01/25/2037		649	356
5.675% due 06/25/2037 ^		1,058	539
5.731% due 11/25/2036		1,045	621

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
1.244% due 12/25/2035		$521	$464
1.254% due 12/25/2035		1,200	917
Residential Asset Securities Corp. Trust
1.466% due 11/25/2036		2,101	1,398
1.716% due 07/25/2032 ^		2	2
Saxon Asset Securities Trust
2.966% due 12/25/2037		456	413
3.016% due 05/25/2031		647	582
Soundview Home Loan Trust
1.366% due 06/25/2037		101	68
Structured Asset Investment Loan Trust
1.346% due 07/25/2036		584	479
1.526% due 01/25/2036		1,600	1,311

			27,289

CORPORATE BONDS & NOTES 13.0%
AIG Global Funding
1.777% due 07/02/2020 (b)		1,000	1,002
Ally Financial, Inc.
3.600% due 05/21/2018		1,500	1,521
8.000% due 11/01/2031		200	246
American International Group, Inc.
3.900% due 04/01/2026		1,100	1,127
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		500	515
Anheuser-Busch InBev Worldwide, Inc.
4.950% due 01/15/2042		800	908
Anthem, Inc.
2.250% due 08/15/2019		800	804
AT&T, Inc.
1.800% due 09/04/2026	EUR	1,000	1,132
2.023% due 07/15/2021		$1,500	1,516
Bank of America Corp.
6.875% due 04/25/2018		800	833
Boston Scientific Corp.
2.850% due 05/15/2020		2,300	2,333
Cardinal Health, Inc.
1.948% due 06/14/2019		1,300	1,302
CBOE Holdings, Inc.
1.950% due 06/28/2019		500	500
Charter Communications Operating LLC
3.750% due 02/15/2028 (b)		900	889
4.464% due 07/23/2022		600	640
6.384% due 10/23/2035		600	714
CIT Group, Inc.
3.875% due 02/19/2019		300	308
Citigroup, Inc.
2.050% due 06/07/2019		200	200
2.150% due 06/07/2019		600	606
2.650% due 10/26/2020		500	505
Citizens Bank N.A.
1.768% due 05/26/2020		1,100	1,101
2.550% due 05/13/2021		400	401
Cleveland Electric Illuminating Co.
8.875% due 11/15/2018		1,100	1,198
Crown Castle Towers LLC
4.883% due 08/15/2040		1,100	1,175
D.R. Horton, Inc.
3.750% due 03/01/2019		1,000	1,024
4.000% due 02/15/2020		1,200	1,247
Dell International LLC
3.480% due 06/01/2019		1,400	1,433
eBay, Inc.
2.150% due 06/05/2020		900	901
2.750% due 01/30/2023		200	198
ERAC USA Finance LLC
2.600% due 12/01/2021		1,000	997
Fidelity National Information Services, Inc.
0.400% due 01/15/2021 (b)	EUR	200	228
1.700% due 06/30/2022 (b)	GBP	200	259
Ford Motor Credit Co. LLC
1.897% due 08/12/2019		$1,800	1,787
2.155% due 01/09/2020		700	705

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.943% due 01/08/2019		$500	$507
3.157% due 08/04/2020		300	306
3.200% due 01/15/2021		300	305
Forest Laboratories LLC
5.000% due 12/15/2021		600	656
GATX Corp.
2.500% due 03/15/2019		700	706
General Motors Financial Co., Inc.
3.100% due 01/15/2019		1,100	1,115
Goldman Sachs Group, Inc.
2.313% due 04/23/2020		400	407
Great Plains Energy, Inc.
2.500% due 03/09/2020		800	808
International Lease Finance Corp.
8.250% due 12/15/2020		500	590
JPMorgan Chase & Co.
2.550% due 10/29/2020		100	101
Kinder Morgan, Inc.
5.000% due 02/15/2021		400	429
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		200	13
MetLife, Inc.
6.817% due 08/15/2018		1,100	1,162
Metropolitan Life Global Funding
2.000% due 04/14/2020		300	299
MUFG Americas Holdings Corp.
3.000% due 02/10/2025		700	689
Navient Corp. CPI Linked Security
4.431% due 01/16/2018		900	23
Navient Corp.
4.875% due 06/17/2019		500	521
5.500% due 01/15/2019		1,700	1,774
8.000% due 03/25/2020		300	336
8.450% due 06/15/2018		160	169
New York Life Global Funding
2.900% due 01/17/2024		1,500	1,515
Pricoa Global Funding
2.200% due 06/03/2021		600	593
Protective Life Global Funding
2.262% due 04/08/2020		2,200	2,199
RELX Capital, Inc.
8.625% due 01/15/2019		300	328
Santander Holdings USA, Inc.
2.642% due 11/24/2017		1,700	1,707
SLM Student Loan Trust
0.840% due 03/15/2038	GBP	700	888
Smithfield Foods, Inc.
2.700% due 01/31/2020		$100	101
Spectra Energy Partners LP
1.920% due 06/05/2020		200	201
Springleaf Finance Corp.
5.250% due 12/15/2019		300	313
6.000% due 06/01/2020		400	424
Sprint Communications, Inc.
8.375% due 08/15/2017		400	404
Time Warner Cable LLC
5.000% due 02/01/2020		300	320
8.250% due 04/01/2019		400	441
Verizon Communications, Inc.
1.722% due 05/22/2020		1,100	1,101
4.125% due 03/16/2027		900	931
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		2,100	2,103
2.450% due 11/20/2019		1,100	1,107
Wells Fargo & Co.
2.263% due 01/24/2023		1,000	1,011
2.402% due 10/31/2023		2,000	2,037
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		300	303
3.150% due 04/01/2022		900	915

			60,113

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
CenturyLink, Inc.
1.375% due 01/31/2025		900	891

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Charter Communications Operating LLC
3.480% due 01/15/2024	$593	$596

		1,487

MUNICIPAL BONDS & NOTES 0.0%
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	142

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.7%
American Home Mortgage Investment Trust
2.914% due 09/25/2045	35	35
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	576	484
Banc of America Mortgage Trust
3.439% due 02/25/2036 ^	72	67
Bear Stearns Adjustable Rate Mortgage Trust
3.260% due 03/25/2035	33	33
3.312% due 08/25/2033	2	2
3.636% due 03/25/2035	3	3
Bear Stearns ALT-A Trust
1.376% due 02/25/2034	54	50
3.361% due 09/25/2035	35	30
3.393% due 11/25/2035 ^	35	29
3.416% due 03/25/2036 ^	162	127
3.471% due 08/25/2036 ^	50	37
Bear Stearns Structured Products, Inc. Trust
3.063% due 12/26/2046	34	30
Citigroup Mortgage Loan Trust, Inc.
2.690% due 09/25/2035	6	6
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.127% due 09/25/2035 ^	395	351
Countrywide Alternative Loan Trust
1.422% due 03/20/2046	75	64
1.496% due 02/25/2037	61	51
1.732% due 12/25/2035	66	60
2.159% due 11/25/2035	14	13
5.250% due 06/25/2035 ^	11	10
Countrywide Home Loan Mortgage Pass-Through Trust
1.676% due 05/25/2035	30	25
1.856% due 03/25/2035	57	50
1.876% due 02/25/2035	7	7
3.123% due 11/25/2034	9	9
3.399% due 08/25/2034 ^	20	19
5.500% due 01/25/2035	406	411
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 08/25/2036	1,895	1,821
5.863% due 02/25/2037 ^	201	93
DBUBS Mortgage Trust
0.379% due 11/10/2046 (a)	400	4
0.927% due 11/10/2046 (a)	298	6
Deutsche ALT-A Securities, Inc.
1.966% due 10/25/2047	1,107	930
GSR Mortgage Loan Trust
1.546% due 12/25/2034	60	55
3.370% due 01/25/2036 ^	67	65
3.641% due 04/25/2035	303	288
HarborView Mortgage Loan Trust
3.202% due 05/19/2033	3	3
IndyMac Mortgage Loan Trust
1.426% due 05/25/2046	589	540
1.456% due 07/25/2035	27	24
JPMorgan Mortgage Trust
3.258% due 07/27/2037	113	108
3.355% due 02/25/2036 ^	39	35
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.599% due 12/15/2030	7	7
Merrill Lynch Mortgage Investors Trust
2.665% due 10/25/2035	10	10

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Bank of America Merrill Lynch Trust
1.164% due 12/15/2048 (a)	$995	$45
Morgan Stanley Mortgage Loan Trust
3.110% due 06/25/2036	43	42
Residential Accredit Loans, Inc. Trust
1.366% due 02/25/2047	37	23
1.396% due 06/25/2046	319	141
1.426% due 04/25/2046	541	285
Structured Adjustable Rate Mortgage Loan Trust
3.449% due 04/25/2034	6	6
Structured Asset Mortgage Investments Trust
1.426% due 05/25/2036	14	11
1.436% due 05/25/2036	105	93
1.436% due 09/25/2047	153	137
1.676% due 05/25/2045	25	22
1.789% due 07/19/2034	2	2
1.869% due 09/19/2032	2	2
1.909% due 03/19/2034	5	5
2.232% due 08/25/2047 ^	45	42
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	21
Thornburg Mortgage Securities Trust
2.970% due 06/25/2047 ^	44	40
2.970% due 06/25/2047	10	9
Wachovia Mortgage Loan Trust LLC
3.263% due 10/20/2035 ^	141	130
WaMu Mortgage Pass-Through Certificates Trust
1.526% due 01/25/2045	124	121
1.712% due 06/25/2046	48	46
1.732% due 02/25/2046	110	108
1.895% due 02/27/2034	5	5
2.733% due 03/25/2033	12	12
2.812% due 12/25/2036 ^	250	220
3.030% due 04/25/2035	53	53
3.033% due 03/25/2035	66	67
Washington Mutual Mortgage Pass-Through Certificates Trust
1.672% due 07/25/2046 ^	29	20
Wells Fargo Mortgage-Backed Securities Trust
3.153% due 03/25/2035	85	86
3.167% due 03/25/2036 ^	190	183
3.195% due 04/25/2036	6	6
3.324% due 07/25/2036 ^	51	51

		8,027

U.S. GOVERNMENT AGENCIES 6.5%
Fannie Mae
1.336% due 03/25/2034	$6	5
1.366% due 08/25/2034	3	3
1.566% due 09/25/2042	18	18
1.616% due 06/25/2036	35	35
1.646% due 11/25/2040	52	52
1.666% due 11/25/2040 - 01/25/2044	322	325
1.796% due 06/25/2041	241	244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.892% due 10/01/2044	$18	$18
2.016% due 12/25/2039	269	274
2.887% due 12/01/2034	6	6
2.951% due 11/01/2034	34	36
3.129% due 05/25/2035	13	13
3.500% due 11/01/2021	90	95
6.000% due 07/25/2044	11	12
Fannie Mae, TBA
3.000% due 08/01/2047	9,100	9,072
3.500% due 08/01/2047	12,500	12,813
Freddie Mac
1.345% due 01/15/2038	604	602
1.632% due 01/15/2038 (a)	604	35
1.659% due 12/15/2032	7	7
1.759% due 12/15/2037	18	18
1.892% due 10/25/2044	49	50
2.873% due 02/01/2029	3	3
3.250% due 03/01/2035	5	5
3.475% due 04/01/2035	66	69
Ginnie Mae
0.000% due 11/20/2066	695	703
1.793% due 05/20/2066 - 06/20/2066	4,406	4,442
2.125% due 04/20/2028 - 06/20/2030	3	4
NCUA Guaranteed Notes
1.554% due 11/05/2020	905	907
1.644% due 12/08/2020	246	247

		30,113

U.S. TREASURY OBLIGATIONS 4.7%
U.S. Treasury Bonds
5.250% due 02/15/2029 (m)	100	129
U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (m)	108	108
0.125% due 04/15/2022 (i)	8,144	8,108
0.125% due 07/15/2022 (k)(m)	1,914	1,912
0.125% due 01/15/2023 (k)(m)	2,437	2,415
0.125% due 07/15/2024 (k)(m)	154	152
0.375% due 07/15/2025 (i)(k)(m)	8,559	8,498
0.625% due 01/15/2026 (m)	51	52
2.000% due 01/15/2026 (m)	123	138

		21,512

Total United States (Cost $146,885)		148,683

SHORT-TERM INSTRUMENTS 13.2%

CERTIFICATES OF DEPOSIT 0.7%
Barclays Bank PLC
1.710% due 03/16/2018	$2,300	2,300
1.949% due 11/06/2017	1,000	1,002

		3,302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (h) 0.4%
			$1,732

JAPAN TREASURY BILLS 11.2%
(0.131)% due 07/18/2017 - 09/04/2017 (c)(d)	JPY	5,820,000	51,748

MEXICO TREASURY BILLS 0.9%
7.017% due 11/30/2017 - 03/01/2018 (c)(d)	MXN	75,300	3,970

U.S. TREASURY BILLS 0.0%
0.981% due 08/31/2017 (d)(e)(m)		$200	200

Total Short-Term Instruments (Cost $61,557)			60,952

Total Investments in Securities (Cost $496,886)			501,973

		SHARES
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%
PIMCO Short-Term Floating NAV Portfolio III		914,549	$9,041

Total Short-Term Instruments (Cost $9,041)			9,041

Total Investments in Affiliates (Cost $9,041)			9,041

Total Investments 110.9% (Cost $505,927)			$511,014

Financial Derivative Instruments (j)(l) (0.3)% (Cost or Premiums, net $(417))			(1,286)

Other Assets and Liabilities, net (10.6)%			(49,089)

Net Assets 100.0%			$460,639

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$1,732	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(1,770)	$1,732	$1,732

Total Repurchase Agreements						$(1,770)	$1,732	$1,732

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BPS	(0.350)%	05/03/2017	08/03/2017	EUR	(1,538)	$(1,756)
	(0.350)	05/08/2017	08/03/2017		(4,301)	(4,909)
	(0.300)	06/29/2017	08/03/2017		(852)	(973)
	0.470	05/10/2017	07/20/2017	GBP	(772)	(1,007)
MYI	(0.500)	05/23/2017	07/27/2017	EUR	(1,069)	(1,220)

Total Reverse Repurchase Agreements						$(9,865)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date		Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BPG	1.250%	06/08/2017	07/10/2017	$	(519)	$(520)
GSC	1.150	06/13/2017	07/13/2017		(8,144)	(8,149)
TDM	1.200	06/06/2017	07/06/2017		(2,286)	(2,288)

Total Sale-Buyback Transactions						$(10,957)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$0	$(8,645)	$0	$(8,645)	$8,418	$(227)
MYI	0	(1,220)	0	(1,220)	1,215	(5)
SSB	1,732	0	0	1,732	(1,770)	(38)

Master Securities Forward Transaction Agreement
BPG	0	0	(520)	(520)	512	(8)
GSC	0	0	(8,149)	(8,149)	8,108	(41)
TDM	0	0	(2,288)	(2,288)	2,252	(36)

Total Borrowings and Other Financing Transactions	$1,732	$(9,865)	$(10,957)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(2,227)	$(7,638)	$0	$(9,865)

Total	$0	$(2,227)	$(7,638)	$0	$(9,865)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(10,957)	0	0	(10,957)

Total	$0	$(10,957)	$0	$0	$(10,957)

Total Borrowings	$0	$(13,184)	$(7,638)	$0	$(20,822)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(20,822)

(i)	Securities with an aggregate market value of $20,747 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended Month June 30, 2017 was $(21,052) at a weighted average interest rate of 0.404%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Payable for sale-buyback transactions includes $(3) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar March Futures	$98.250	03/19/2018	254	$22	$20

Total Purchased Options				$22	$20

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/25/2017	30	$(11)	$(10)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.500	08/25/2017	30	(15)	(6)
Call - CME 90-Day Eurodollar March Futures	98.750	03/19/2018	254	(27)	(9)

				$(53)	$(25)

Total Written Options				$(53)	$(25)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2018	81	$	19,934	$(17)	$0	$(4)
90-Day Eurodollar September Futures	09/2017	288		71,024	28	0	(4)
Australia Government 3-Year Note September Futures	09/2017	30	AUD	2,574	(16)	0	(7)
Australia Government 10-Year Bond September Futures	09/2017	36		3,577	(55)	0	(41)
Canada Government 10-Year Bond September Futures	09/2017	37	CAD	4,010	(64)	0	(34)
Euro-Bobl September Futures	09/2017	125	EUR	18,803	(193)	0	(69)
Euro-BTP Italy Government Bond September Futures	09/2017	51		7,872	65	0	(104)
Euro-OAT France Government 10-Year Bond September Futures	09/2017	34		5,766	(66)	0	(50)
Euro-Schatz September Futures	09/2017	349		44,585	(119)	0	(20)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Japan Government 10-Year Bond September Futures	09/2017	24	JPY	32,031	$(92)	$0	$(87)
U.S. Treasury 5-Year Note September Futures	09/2017	169	$	19,914	(45)	0	(29)
U.S. Treasury 10-Year Note September Futures	09/2017	466		58,498	(400)	0	(131)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2017	49		8,128	10	0	(34)
United Kingdom Long Gilt September Futures	09/2017	59	GBP	9,649	(164)	0	(85)

					$ (1,128)	$0	$(699)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2019	81	$	(19,874)	$(89)	$7	$0
90-Day Eurodollar September Futures	09/2018	288		(70,769)	(133)	22	0
Euro-Bund 10-Year Bond September Futures	09/2017	34	EUR	(6,286)	93	61	0
Euro-Buxl 30-Year Bond September Futures	09/2017	9		(1,681)	54	36	0
Put Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond September Futures	08/2017	28		(25)	(8)	0	(8)
U.S. Treasury 2-Year Note September Futures	09/2017	25	$	(5,403)	8	2	0
U.S. Treasury 30-Year Bond September Futures	09/2017	55		(8,453)	(3)	31	0

					$(78)	$159	$(8)

Total Futures Contracts					$(1,206)	$159	$(707)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Altria Group, Inc.	1.000%	12/20/2020	0.169%		$700	$(20)	$0	$(20)	$0	$0
BASF SE	1.000	12/20/2020	0.169	EUR	200	(6)	(1)	(7)	0	0
BAT International Finance PLC	1.000	12/20/2020	0.324		400	(9)	(2)	(11)	0	0
Bayer AG	1.000	12/20/2020	0.228		300	(7)	(2)	(9)	0	0
Koninklijke DSM NV	1.000	12/20/2020	0.197		600	(19)	(1)	(20)	0	0
Navient Corp.	5.000	03/20/2019	0.681		$1,100	(67)	(16)	(83)	0	0
Pfizer, Inc.	1.000	12/20/2020	0.161		700	(20)	0	(20)	0	0
Reynolds American, Inc.	1.000	12/20/2020	0.164		700	(20)	0	(20)	0	0
Telia Co. AB	1.000	12/20/2020	0.301	EUR	200	(5)	(1)	(6)	0	0
United Utilities PLC	1.000	12/20/2020	0.428		200	(3)	(2)	(5)	0	0
UnitedHealth Group, Inc.	1.000	12/20/2020	0.124		$300	(8)	(1)	(9)	0	0

						$(184)	$(26)	$(210)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	12/20/2021	0.414%		$700	$5	$13	$18	$0	$0
Shell International Finance BV	1.000	12/20/2026	0.933	EUR	500	(15)	19	4	0	(1)
Telecom Italia SpA	1.000	06/20/2024	1.984		300	(22)	0	(22)	1	0
Tesco PLC	1.000	12/20/2021	1.366		200	(9)	5	(4)	0	0
Tesco PLC	1.000	06/20/2022	1.525		3,100	(156)	68	(88)	0	0

						$(197)	$105	$(92)	$1	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-27 5-Year Index	1.000%	12/20/2021		$5,000	$(93)	$(12)	$(105)	$0	$(2)
CDX.IG-28 5-Year Index	1.000	06/20/2022		54,200	(978)	(42)	(1,020)	0	(27)
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021	EUR	57,900	(909)	(617)	(1,526)	48	0
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022		20,700	(291)	(228)	(519)	20	0

					$(2,271)	$(899)	$(3,170)	$68	$(29)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Year BRL-CDI	9.895%	01/02/2025	BRL	3,700	$0	$(27)	$(27)	$4	$0
Pay	1-Year BRL-CDI	9.973	01/02/2025		3,500	0	(22)	(22)	4	0
Pay	1-Year BRL-CDI	10.300	01/02/2025		13,900	68	(105)	(37)	14	0
Receive(6)	3-Month CAD Bank Bill	1.850	09/15/2027	CAD	4,600	67	22	89	22	0
Pay(6)	3-Month CAD-Bank Bill	1.400	09/13/2019		21,600	(20)	(10)	(30)	0	(9)
Receive	3-Month CAD-Bank Bill	1.500	12/16/2026		4,600	(107)	(64)	(171)	0	(45)
Receive	3-Month CAD-Bank Bill	1.750	12/16/2046		600	(60)	(9)	(69)	0	(12)
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	1,400	5	(14)	(9)	0	(7)
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	600	0	1	1	0	(1)
Pay	3-Month SEK-STIBOR	1.023	01/23/2025		500	0	1	1	0	0
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		500	0	1	1	0	0
Pay	3-Month SEK-STIBOR	1.036	01/23/2025		600	0	1	1	0	(1)
Pay	3-Month USD-LIBOR	1.750	12/21/2026		$15,200	(367)	1,019	652	48	0
Pay	3-Month USD-LIBOR	1.000	05/15/2018		41,000	(163)	7	(156)	0	(4)
Pay(6)	3-Month USD-LIBOR	1.750	06/18/2018		154,400	13	154	167	0	(12)
Receive(6)	3-Month USD-LIBOR	1.250	05/15/2019		41,000	255	(57)	198	12	0
Receive(6)	3-Month USD-LIBOR	2.250	06/18/2019		154,400	(11)	(297)	(308)	28	0
Receive	3-Month USD-LIBOR	1.250	06/21/2019		79,400	497	55	552	33	0
Pay	3-Month USD-LIBOR	1.228	06/12/2022		9,000	0	(4)	(4)	0	(1)
Pay	3-Month USD-LIBOR	1.267	06/19/2022		19,800	1	(16)	(15)	0	(2)
Receive(6)	3-Month USD-LIBOR	2.250	12/20/2022		22,400	(311)	117	(194)	47	0
Receive	3-Month USD-LIBOR	1.750	12/21/2023		42,300	1,046	(230)	816	99	0
Receive(6)	3-Month USD-LIBOR	2.500	12/20/2027		18,100	(436)	216	(220)	58	0
Receive(6)	3-Month USD-LIBOR	2.098	07/01/2041		12,100	136	97	233	2	0
Receive	3-Month USD-LIBOR	1.768	12/15/2046		300	55	(6)	49	1	0
Receive	3-Month USD-LIBOR	2.250	12/21/2046		3,500	251	(16)	235	15	0
Receive(6)	3-Month USD-LIBOR	2.953	11/12/2049		800	0	(48)	(48)	4	0
Receive(6)	3-Month USD-LIBOR	2.955	11/12/2049		2,900	0	(176)	(176)	14	0
Pay	3-Month ZAR-JIBAR	8.500	03/15/2027	ZAR	15,000	(1)	40	39	0	(9)
Receive(6)	6-Month EUR-EURIBOR	0.250	09/20/2022	EUR	37,600	(79)	(99)	(178)	0	(174)
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		1,100	18	19	37	0	(9)
Receive(6)	6-Month EUR-EURIBOR	1.000	09/20/2027		22,450	265	(136)	129	0	(248)
Receive(6)	6-Month EUR-EURIBOR	1.500	03/21/2048		3,300	9	(1)	8	44	(41)
Receive(6)	6-Month GBP-LIBOR	0.750	09/20/2019	GBP	17,400	30	(30)	0	0	(52)
Receive(6)	6-Month GBP-LIBOR	1.000	09/20/2022		1,900	(3)	7	4	11	0
Receive	6-Month GBP-LIBOR	1.700	03/10/2026		100	(1)	(5)	(6)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	09/20/2027		18,600	(344)	38	(306)	240	0
Receive(6)	6-Month GBP-LIBOR	1.750	03/21/2048		1,700	114	(45)	69	0	(56)
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	3,280,000	12	23	35	0	0
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		150,000	(21)	(4)	(25)	1	0
Receive	6-Month JPY-LIBOR	0.300	03/18/2026		1,690,000	415	(303)	112	0	(26)
Receive	6-Month JPY-LIBOR	0.000	09/20/2026		570,000	(117)	3	(114)	0	(9)
Receive(6)	6-Month JPY-LIBOR	0.300	09/20/2027		180,000	6	(4)	2	0	(3)
Receive	6-Month JPY-LIBOR	1.500	06/19/2033		2,340,000	288	2,958	3,246	0	(69)
Receive	6-Month JPY-LIBOR	1.250	06/17/2035		150,000	24	131	155	0	(5)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		30,000	(114)	65	(49)	3	0
Pay	28-Day MXN-TIIE	4.340	09/28/2017	MXN	34,300	(23)	5	(18)	0	(1)
Pay	28-Day MXN-TIIE	4.260	10/31/2017		57,800	(49)	10	(39)	0	(1)
Pay	28-Day MXN-TIIE	5.610	07/07/2021		16,200	(1)	(36)	(37)	0	(2)
Pay	28-Day MXN-TIIE	7.278	03/22/2022		21,800	0	25	25	0	(3)
Pay	28-Day MXN-TIIE	7.317	03/23/2022		18,100	0	22	22	0	(2)
Receive	28-Day MXN-TIIE	6.080	03/10/2026		18,700	(106)	34	(72)	0	(6)
Pay	28-Day MXN-TIIE	7.740	02/22/2027		29,600	(5)	74	69	0	(10)

						$1,236	$3,381	$4,617	$704	$(820)

Total Swap Agreements						$(1,416)	$2,561	$1,145	$773	$(850)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$20	$159	$773	$952	$(25)	$(707)	$(850)	$(1,582)

(k)	Securities with an aggregate market value of $3,202 and cash of $6,499 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2017	CNH	20,327		$2,975	$0	$(23)
	07/2017		$739	AUD	974	10	0
	07/2017		1,289	GBP	1,002	17	0
	08/2017	AUD	974		$739	0	(10)
	12/2017		$2,943	CNH	20,327	23	0
BOA	07/2017	DKK	85,194		$12,695	0	(391)
	07/2017	EUR	31,608		35,527	0	(574)
	07/2017	GBP	3,756		4,827	0	(65)
	07/2017		$4,560	EUR	4,012	22	0
	07/2017		25,071	SEK	215,550	514	0
	08/2017	SEK	215,550		$25,110	0	(515)
	08/2017		$2,011	MXN	38,920	122	0
	08/2017		484	TRY	1,720	0	(1)
	01/2018	DKK	26,675		$3,902	0	(238)
BPS	07/2017	BRL	2,207		667	1	0
	07/2017	CAD	17,807		13,232	0	(499)
	07/2017	CHF	2,369	EUR	2,165	2	0
	07/2017	JPY	890,000		$7,948	31	0
	07/2017		$659	BRL	2,207	7	0
	07/2017		45,776	EUR	40,243	187	0
	07/2017		7,943	JPY	890,000	0	(31)
	08/2017	EUR	40,243		$45,844	0	(186)
	08/2017		$115	MXN	2,115	1	0
	08/2017		427	PEN	1,406	4	0
	12/2017	INR	27,865		$424	0	0
	03/2018	MXN	58,300		2,788	0	(311)
	04/2018	DKK	100,800		15,016	0	(715)
	04/2018		$117	KRW	131,567	0	(1)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	10/2017		$1,240	IDR	16,690,024	$0	$(1)
CBK	07/2017	BRL	13,243		$4,007	10	0
	07/2017	CAD	664		491	0	(21)
	07/2017	EUR	1,277		1,437	0	(22)
	07/2017	GBP	26,423		33,997	0	(417)
	07/2017		$4,009	BRL	13,243	0	(11)
	07/2017		2,939	CNH	20,327	59	0
	07/2017		14,330	JPY	1,611,419	0	(3)
	08/2017	JPY	1,611,419		$14,347	3	0
	08/2017	MXN	21,263		1,146	0	(19)
	08/2017		$3,983	BRL	13,243	0	(9)
	08/2017		4,970	JPY	560,000	14	0
	09/2017	SGD	2,278		$1,645	0	(11)
	09/2017		$2,513	RUB	145,703	0	(83)
DUB	07/2017	BRL	3,626		$1,098	3	0
	07/2017		$1,074	BRL	3,626	21	0
	07/2018	BRL	2,600		$738	0	(1)
FBF	07/2017	INR	178,599		2,764	5	0
	07/2017		$2,094	INR	137,562	31	0
	08/2017		1,219	TRY	4,350	3	0
	09/2017	MYR	2,978		$687	0	(3)
	09/2017		$2,240	RUB	136,718	41	0
	12/2017		2,725	INR	178,599	0	(7)
GLM	07/2017	BRL	574		$173	0	0
	07/2017	CAD	479		360	0	(10)
	07/2017	EUR	2,118		2,374	0	(45)
	07/2017	JPY	2,567,520		23,097	265	0
	07/2017	NOK	1,955		232	0	(2)
	07/2017		$159	BRL	574	14	0
	07/2017		176	DKK	1,170	3	0
	07/2017		429	EUR	384	9	0
	07/2017		2,790	GBP	2,182	52	0
	07/2017		8,533	JPY	956,100	0	(33)
	08/2017	CAD	159		$123	0	0
	08/2017	CHF	2,045		2,137	1	0
	08/2017	NOK	1,955		233	0	(1)
	08/2017		$1,479	AUD	1,926	1	0
	08/2017		103	MXN	1,877	0	0
	08/2017		210	TRY	748	0	0
	09/2017	MYR	1,118		$259	0	0
	10/2017	DKK	1,995		306	0	(2)
	10/2017	RUB	142,316		2,428	68	0
	10/2017		$403	IDR	5,426,395	0	0
	04/2018	DKK	1,170		$179	0	(3)
	04/2018		$675	KRW	766,733	0	(2)
HUS	07/2017	BRL	5,143		$1,555	2	0
	07/2017	CHF	541		559	0	(5)
	07/2017	DKK	33,630		5,089	0	(77)
	07/2017		$1,539	BRL	5,143	14	0
	07/2017		922	GBP	726	23	0
	08/2017		396	PEN	1,300	3	0
	10/2017	DKK	72,840		$11,155	0	(89)
JPM	07/2017	AUD	2,219		1,641	0	(65)
	07/2017	EUR	1,831	SEK	17,713	11	0
	07/2017		5,677		$6,350	0	(134)
	07/2017	JPY	2,340,000		21,175	367	0
	07/2017	NZD	2,478		1,780	0	(35)
	07/2017	SEK	7,350		848	0	(25)
	07/2017		$2,167	AUD	2,840	16	0
	07/2017		14,457	CAD	18,950	156	0
	07/2017		60	EUR	53	1	0
	07/2017		1,933	GBP	1,492	10	0
	07/2017		4,993	JPY	560,000	0	(14)
	08/2017	CAD	18,950		$14,464	0	(156)
	08/2017	EUR	4,012		4,582	0	(7)
	08/2017	MXN	20,270		1,076	0	(35)
	08/2017	NZD	2,039		1,494	1	0
	08/2017		$230	BRL	769	1	0
	08/2017		3,253	EUR	2,849	5	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	23

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2017		$2,030	MXN	36,637	$0	$(22)
	08/2017		333	PEN	1,091	2	0
	08/2017		1,646	SEK	13,915	8	0
	10/2017	DKK	2,585		$399	0	(1)
	10/2017		$623	IDR	8,399,020	0	0
	12/2017	INR	42,014		$639	0	0
	12/2017		$666	INR	43,663	0	(2)
	04/2018	KRW	940,788		$837	11	0
	04/2018		720	KRW	811,296	0	(8)
MSB	07/2017	EUR	806	SEK	7,783	3	0
	09/2017	MYR	632		$146	0	0
NGF	11/2017	MXN	17,000		824	0	(91)
RBC	07/2017	JPY	3,480,000		31,300	351	0
SCX	08/2017	PLN	6,526		1,689	0	(72)
	08/2017		$201	MXN	3,637	0	(2)
	09/2017	SGD	10,568		$7,659	0	(26)
SOG	07/2017	SEK	208,200		23,872	0	(841)
	08/2017		$396	TRY	1,409	0	0
TOR	10/2017	DKK	117,037		$18,056	0	(11)
UAG	07/2017		9,220		1,385	0	(31)
	07/2017		$267	DKK	1,850	18	0
	07/2017		31,754	GBP	24,777	517	0
	07/2017		624	INR	41,037	9	0
	08/2017	GBP	24,777		$31,782	0	(517)
	09/2017		$2,297	MYR	9,778	0	(31)
	12/2017	CNH	19,908		$2,818	0	(87)
	12/2017		$6	INR	393	0	0
	04/2018	KRW	765,990		$675	3	0
WST	07/2017	NZD	3,177	AUD	3,025	0	(3)

Total Forward Foreign Currency Contracts						$3,076	$(6,653)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	1,629	$30	$32
CBK	Put - OTC EUR versus TRY	TRY	4.071	09/27/2017	EUR	2,100	53	34
DUB	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	1,264	23	25
GLM	Put - OTC AUD versus JPY		75.600	06/19/2018	AUD	2,200	32	26
	Call - OTC USD versus JPY		120.000	04/20/2020	$	1,961	36	38

							$174	$155

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.265%	09/11/2017	EUR	5,700	$57	$7
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018	$	20,500	18	1
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.164	09/11/2017	EUR	2,800	32	7
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.223	09/11/2017		1,500	15	3
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.030	12/18/2017	$	74,800	76	5
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018		104,500	87	6

								$285	$29

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.400%	3-Month USD-LIBOR	10/26/2017	$	45,800	$4	$0

Total Purchased Options							$463	$184

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus KRW	KRW	1,075.000	04/25/2018	$	345	$(7)	$(4)
CBK	Put - OTC EUR versus TRY	TRY	3.950	09/27/2017	EUR	2,100	(20)	(11)
	Call - OTC EUR versus TRY		4.171	09/27/2017		2,100	(33)	(45)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	600	(32)	0
GLM	Put - OTC CAD versus JPY	JPY	76.700	06/19/2018	CAD	2,200	(29)	(23)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$	1,400	(135)	(36)
	Put - OTC USD versus BRL		3.892	07/02/2018		1,400	(135)	(181)
	Put - OTC USD versus KRW	KRW	1,075.000	04/20/2018		1,961	(36)	(20)
JPM	Put - OTC USD versus KRW		1,075.000	04/25/2018		2,144	(44)	(22)

							$(471)	$(342)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/11/2017	$ 11,800	$ (34)	$(6)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.000%	3-Month USD-LIBOR	10/26/2017	$ 45,800	$0	$0

Total Written Options						$(505)	$(348)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		314		0		0		0		314
Notional Amount in $	$	92,000		$28,150		$(52,900)	$	(1,800)	$	0	$	65,450
Notional Amount in CAD	CAD	0	CAD	6,663	CAD	(4,463)	CAD	0	CAD	0	CAD	2,200
Notional Amount in EUR	EUR	4,090	EUR	8,818	EUR	(2,600)	EUR	(3,799)	EUR	(2,309)	EUR	4,200
Notional Amount in GBP	GBP	7,548	GBP	0	GBP	0	GBP	(7,548)	GBP	0	GBP	0
Notional Amount in JPY	JPY	520,000	JPY	0	JPY	0	JPY	0	JPY	(520,000)	JPY	0
Premiums	$	(1,401)		$(420)		$1,123	$	126	$	14	$	(558)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Japan Government International Bond	(1.000)%	06/20/2022	0.258%	$	1,500	$(54)	$0	$0	$(54)
BRC	Springleaf Finance Corp.	(5.000)	06/20/2020	1.813		400	(38)	1	0	(37)
CBK	Japan Government International Bond	(1.000)	06/20/2022	0.258		500	(18)	0	0	(18)
GST	Japan Government International Bond	(1.000)	06/20/2022	0.258		800	(29)	1	0	(28)

							$(139)	$2	$0	$(137)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Shire Acquisitions Investments Ireland DAC	1.000%	12/20/2021	1.227%	EUR	200	$(7)	$5	$0	$(2)
GST	Brazil Government International Bond	1.000	06/20/2022	2.376	$	200	(12)	0	0	(12)
HUS	Brazil Government International Bond	1.000	12/20/2021	2.161		200	(13)	3	0	(10)

							$(32)	$8	$0	$(24)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	25

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
							Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	06/20/2022	EUR 1,400	$73	$(48)	$25	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD 5,700	$4,351	$(17)	$63	$46	$0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP 2,700	3,429	(11)	96	85	0
CBK	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	11,100	13,575	(39)	904	865	0
CIB	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD 8,200	6,182	(81)	226	145	0
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP 800	976	(1)	66	65	0
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD 22,300	16,811	(23)	417	394	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP 10,900	13,331	(21)	870	849	0
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD 5,600	4,222	(23)	122	99	0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP 1,000	1,220	29	52	81	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	10,700	13,589	(45)	382	337	0
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	2,600	3,180	(15)	218	203	0

						$(247)	$3,416	$3,169	$0

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	1,607,700	$0	$9	$9	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		996,500	0	5	5	0
DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		4,823,100	0	27	27	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		1,607,700	0	9	9	0

							$0	$50	$50	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.800%	06/24/2019	$3	$0	$4	$4	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.750	06/26/2019	5	0	5	5	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/24/2019	3	0	(3)	0	(3)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/26/2019	5	0	(4)	0	(4)

						$0	$2	$9	$(7)

Total Swap Agreements						$(345)	$3,430	$3,253	$(168)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$50	$0	$0	$50	$(33)	$0	$0	$(33)	$17	$0	$17
BOA	658	32	140	830	(1,784)	0	0	(1,784)	(954)	1,165	211
BPS	233	0	25	258	(1,743)	(4)	(54)	(1,801)	(1,543)	1,456	(87)
BRC	0	7	0	7	(1)	0	(37)	(38)	(31)	0	(31)
CBK	86	34	870	990	(596)	(56)	(20)	(672)	318	373	691
CIB	0	0	145	145	0	0	0	0	145	0	145
DUB	24	25	101	150	(1)	0	(7)	(8)	142	0	142
FBF	80	0	0	80	(10)	0	0	(10)	70	0	70
GLM	413	75	1,243	1,731	(98)	(266)	0	(364)	1,367	0	1,367
GST	0	0	0	0	0	0	(40)	(40)	(40)	0	(40)
HUS	42	0	0	42	(171)	0	(10)	(181)	(139)	0	(139)
JPM	589	0	0	589	(504)	(22)	0	(526)	63	(50)	13
MSB	3	0	0	3	0	0	0	0	3	0	3
MYC	0	11	0	11	0	0	0	0	11	(20)	(9)
NGF	0	0	9	9	(91)	0	0	(91)	(82)	0	(82)
RBC	351	0	99	450	0	0	0	0	450	(280)	170
RYL	0	0	418	418	0	0	0	0	418	(10)	408
SCX	0	0	0	0	(100)	0	0	(100)	(100)	270	170
SOG	0	0	203	203	(841)	0	0	(841)	(638)	749	111
TOR	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
UAG	547	0	0	547	(666)	0	0	(666)	(119)	84	(35)
WST	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)

Total Over the Counter	$3,076	$184	$3,253	$6,513	$(6,653)	$(348)	$(168)	$(7,169)

(m)	Securities with an aggregate market value of $4,097 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	27

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 8, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$20	$20
Futures	0	0	0	0	159	159
Swap Agreements	0	69	0	0	704	773

	$0	$69	$0	$0	$883	$952

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,076	$0	$3,076
Purchased Options	0	0	0	155	29	184
Swap Agreements	0	25	0	3,178	50	3,253

	$0	$25	$0	$6,409	$79	$6,513

	$0	$94	$0	$6,409	$962	$7,465

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$25	$25
Futures	0	0	0	0	707	707
Swap Agreements	0	30	0	0	820	850

	$0	$30	$0	$0	$1,552	$1,582

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,653	$0	$6,653
Written Options	0	0	0	342	6	348
Swap Agreements	0	161	0	7	0	168

	$0	$161	$0	$7,002	$6	$7,169

	$0	$191	$0	$7,002	$1,558	$8,751

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Futures	0	0	0	0	2,619	2,619
Swap Agreements	0	(656)	0	0	3,545	2,889

	$0	$(656)	$0	$0	$6,157	$5,501

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,491	$0	$8,491
Purchased Options	0	0	0	(42)	228	186
Written Options	0	0	0	316	(461)	(145)
Swap Agreements	0	(248)	0	(1,745)	14	(1,979)

	$0	$(248)	$0	$7,020	$(219)	$6,553

	$0	$(904)	$0	$7,020	$5,938	$12,054

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	27	27
Futures	0	0	0	0	(1,810)	(1,810)
Swap Agreements	0	(854)	0	0	(5,065)	(5,919)

	$0	$(854)	$0	$0	$(6,849)	$(7,703)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(21,456)	$0	$(21,456)
Purchased Options	0	0	0	(18)	(435)	(453)
Written Options	0	0	0	(123)	484	361
Swap Agreements	0	(66)	0	3,391	2,721	6,046

	$0	$(66)	$0	$(18,206)	$2,770	$(15,502)

	$0	$(920)	$0	$(18,206)	$(4,079)	$(23,205)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$312	$0	$312
Sovereign Issues	0	111	0	111
Belgium
Corporate Bonds & Notes	0	1,856	0	1,856
Brazil
Corporate Bonds & Notes	0	3,042	0	3,042
Canada
Corporate Bonds & Notes	0	7,160	0	7,160
Non-Agency Mortgage-Backed Securities	0	828	0	828
Sovereign Issues	0	11,575	0	11,575
Cayman Islands
Asset-Backed Securities	0	16,765	0	16,765
Corporate Bonds & Notes	0	501	0	501
Denmark
Corporate Bonds & Notes	0	54,754	0	54,754
France
Corporate Bonds & Notes	0	5,837	0	5,837
Sovereign Issues	0	10,291	0	10,291
Germany
Corporate Bonds & Notes	0	3,392	0	3,392
Greece
Corporate Bonds & Notes	0	339	0	339
Sovereign Issues	0	622	0	622
Guernsey, Channel Islands
Corporate Bonds & Notes	0	826	0	826

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Ireland
Asset-Backed Securities	$0	$915	$0	$915
Corporate Bonds & Notes	0	2,816	0	2,816
Sovereign Issues	0	1,086	0	1,086
Italy
Corporate Bonds & Notes	0	1,688	0	1,688
Non-Agency Mortgage-Backed Securities	0	356	0	356
Sovereign Issues	0	9,867	0	9,867
Japan
Corporate Bonds & Notes	0	1,953	0	1,953
Sovereign Issues	0	13,556	0	13,556
Kuwait
Sovereign Issues	0	3,770	0	3,770
Luxembourg
Corporate Bonds & Notes	0	3,387	0	3,387
Multinational
Corporate Bonds & Notes	0	915	0	915
Netherlands
Asset-Backed Securities	0	3,273	0	3,273
Corporate Bonds & Notes	0	13,629	0	13,629
Norway
Corporate Bonds & Notes	0	1,507	0	1,507
Sovereign Issues	0	239	0	239
Poland
Sovereign Issues	0	1,751	0	1,751
Portugal
Corporate Bonds & Notes	0	465	0	465

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	29

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

June 30, 2017 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Qatar
Corporate Bonds & Notes	$0	$434	$0	$434
Sovereign Issues	0	304	0	304
Saudi Arabia
Sovereign Issues	0	4,042	0	4,042
Slovenia
Sovereign Issues	0	7,578	0	7,578
South Korea
Corporate Bonds & Notes	0	396	0	396
Spain
Corporate Bonds & Notes	0	4,434	0	4,434
Sovereign Issues	0	15,268	0	15,268
Supranational
Corporate Bonds & Notes	0	588	0	588
Sweden
Corporate Bonds & Notes	0	30,671	0	30,671
Switzerland
Corporate Bonds & Notes	0	4,572	0	4,572
Sovereign Issues	0	473	0	473
United Arab Emirates
Corporate Bonds & Notes	0	498	0	498
United Kingdom
Corporate Bonds & Notes	0	20,753	1,146	21,899
Non-Agency Mortgage-Backed Securities	0	8,956	0	8,956
Sovereign Issues	0	12,841	0	12,841
United States
Asset-Backed Securities	0	27,289	0	27,289
Corporate Bonds & Notes	0	60,113	0	60,113
Loan Participations and Assignments	0	1,487	0	1,487
Municipal Bonds & Notes	0	142	0	142
Non-Agency Mortgage-Backed Securities	0	7,997	30	8,027

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
U.S. Government Agencies	$0	$30,113	$0	$30,113
U.S. Treasury Obligations	0	21,512	0	21,512
Short-Term Instruments
Certificates of Deposit	0	3,302	0	3,302
Repurchase Agreements	0	1,732	0	1,732
Japan Treasury Bills	0	51,748	0	51,748
Mexico Treasury Bills	0	3,970	0	3,970
U.S. Treasury Bills	0	200	0	200

	$0	$500,797	$1,176	$501,973

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,041	$0	$0	$9,041

Total Investments	$9,041	$500,797	$1,176	$511,014

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	179	773	0	952
Over the counter	0	6,513	0	6,513

	$179	$7,286	$0	$7,465

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(716)	(866)	0	(1,582)
Over the counter	0	(7,167)	(2)	(7,169)
	$(716)	$(8,033)	$(2)	$(8,751)

Total Financial Derivative Instruments	$(537)	$(747)	$(2)	$(1,286)

Totals	$8,504	$500,050	$1,174	$509,728

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Foreign Bond (U.S. Dollar-Hedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

SEMIANNUAL REPORT	JUNE 30, 2017	31

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing

Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

SEMIANNUAL REPORT	JUNE 30, 2017	33

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,588	$130,355	$(124,900)	$(2)	$0	$9,041	$55	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing

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through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Notes to Financial Statements (Cont.)

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the

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Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in

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Notes to Financial Statements (Cont.)

the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  The Portfolio may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

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(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will

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Notes to Financial Statements (Cont.)

generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The

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re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements   The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

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Notes to Financial Statements (Cont.)

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to

44	PIMCO VARIABLE INSURANCE TRUST

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advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for

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Notes to Financial Statements (Cont.)

general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

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Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolio under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$3,431	$710

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$243,316	$255,740	$194,408	$64,794

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	84	$934	196	$2,150
Administrative Class	1,076	11,884	2,022	22,276
Advisor Class	3,870	42,744	9,885	108,149

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Notes to Financial Statements (Cont.)

June 30, 2017 (Unaudited)

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Issued as reinvestment of distributions
Institutional Class	2	$21	8	$87
Administrative Class	19	211	109	1,200
Advisor Class	88	975	495	5,436
Cost of shares redeemed
Institutional Class	(21)	(236)	(31)	(336)
Administrative Class	(760)	(8,400)	(3,226)	(35,243)
Advisor Class	(65)	(715)	(379)	(4,144)
Net increase (decrease) resulting from Portfolio share transactions	4,293	$47,418	9,079	$99,575

As of June 30, 2017, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 84% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	$4,891	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$506,108	$11,589	$(6,683)	$4,906

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GSC	Goldman Sachs & Co.	RTA	Bank of New York Mellon Corp.
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	MAC	Macquarie Bank Limited	SOG	Societe Generale
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.	TDM	TD Securities (USA) LLC
CIB	Canadian Imperial Bank of Commerce	MYI	Morgan Stanley & Co. International PLC	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	RBC	Royal Bank of Canada	WST	Westpac Banking Corp.
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	RUB	Russian Ruble
CHF	Swiss Franc	KRW	South Korean Won	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	MYR	Malaysian Ringgit	TRY	Turkish New Lira
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor
ATM	At-the-money	JIBAR	Johannesburg Interbank Agreed Rate	STIBOR	Stockholm Interbank Offered Rate
BABs	Build America Bonds	JSC	Joint Stock Company	TBA	To-Be-Announced
BTP	Buoni del Tesoro Poliennali	KORIBOR	Korea Interbank Offered Rate	TIBOR	Tokyo Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CLO	Collateralized Loan Obligation				“Equilibrium Interbank Interest Rate”

SEMIANNUAL REPORT	JUNE 30, 2017	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT06SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Foreign Bond Portfolio (Unhedged)

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Foreign Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: new/small portfolio risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign

(non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed

4	PIMCO VARIABLE INSURANCE TRUST

securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Foreign Bond Portfolio (Unhedged)	04/30/08	04/30/12	04/30/08	03/31/09	Non-diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 06/30/2017†§

United States‡	31.0%
Japan	14.3%
Denmark	10.7%
United Kingdom	9.4%
Sweden	5.9%
Canada	5.2%
France	4.6%
Italy	3.3%
Spain	2.7%
Slovenia	2.2%
Netherlands	2.2%
Switzerland	1.5%
Saudi Arabia	1.1%
Other‡	5.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	Inception≈
PIMCO Foreign Bond Portfolio (Unhedged) Institutional Class	6.90%	(0.18)%	0.26%	(0.05)%
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class	6.83%	(0.33)%	0.11%	3.12%
PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class	6.77%	(0.43)%	0.00%	3.28%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index±	6.12%	(3.80)%	(0.36)%	1.50%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/2008.

± Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.80% for Institutional Class shares, 0.95% for Administrative Class shares, and 1.05% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities (MBS) contributed to relative performance, as total returns were positive.

»	Overweight exposure to the Mexican peso contributed to relative performance, as the currency appreciated versus the U.S. dollar.

»	Strategic overweight exposure to the Swedish krona contributed to relative performance, as the currency appreciated versus the U.S. dollar.

»	Strategic underweight exposure to the euro detracted from relative performance, as the currency depreciated versus the U.S. dollar.

»	Underweight to investment grade corporate spread duration detracted from relative performance, as spreads narrowed.

»	Exposure to duration in Brazil detracted from performance, as yields rose.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Foreign Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,069.00	$4.51	$1,000.00	$1,020.43	$4.41	0.88%
Administrative Class	1,000.00	1,068.30	5.28	1,000.00	1,019.69	5.16	1.03
Advisor Class	1,000.00	1,067.70	5.79	1,000.00	1,019.19	5.66	1.13

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$9.78	$0.06	$0.61	$0.67	$(0.03)	$0.00	$0.00	$(0.03)
12/31/2016	9.61	0.14	0.17	0.31	(0.14)	0.00	0.00	(0.14)
12/31/2015	10.53	0.17	(0.89)	(0.72)	0.00	(0.03)	(0.17)	(0.20)
12/31/2014	10.74	0.27	(0.20)	0.07	(0.25)	(0.03)	0.00	(0.28)
12/31/2013	11.81	0.24	(0.98)	(0.74)	(0.22)	(0.11)	0.00	(0.33)
04/30/2012 - 12/31/2012	11.90	0.23	0.14	0.37	(0.19)	(0.27)	0.00	(0.46)
Administrative Class
01/01/2017 - 06/30/2017+	9.78	0.05	0.62	0.67	(0.03)	0.00	0.00	(0.03)
12/31/2016	9.61	0.12	0.17	0.29	(0.12)	0.00	0.00	(0.12)
12/31/2015	10.53	0.15	(0.89)	(0.74)	0.00	(0.03)	(0.15)	(0.18)
12/31/2014	10.74	0.25	(0.20)	0.05	(0.23)	(0.03)	0.00	(0.26)
12/31/2013	11.81	0.23	(0.99)	(0.76)	(0.20)	(0.11)	0.00	(0.31)
12/31/2012	12.09	0.32	0.32	0.64	(0.65)	(0.27)	0.00	(0.92)
Advisor Class
01/01/2017 - 06/30/2017+	9.78	0.05	0.61	0.66	(0.02)	0.00	0.00	(0.02)
12/31/2016	9.61	0.11	0.17	0.28	(0.11)	0.00	0.00	(0.11)
12/31/2015	10.53	0.14	(0.89)	(0.75)	0.00	(0.03)	(0.14)	(0.17)
12/31/2014	10.74	0.24	(0.20)	0.04	(0.22)	(0.03)	0.00	(0.25)
12/31/2013	11.81	0.22	(0.99)	(0.77)	(0.19)	(0.11)	0.00	(0.30)
12/31/2012	12.09	0.30	0.31	0.61	(0.62)	(0.27)	0.00	(0.89)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.42	6.90%	$10	0.88	%*	0.88	%*	0.75	%*	0.75	%*	1.22	%*	139%
9.78	3.15	9	0.80		0.80		0.75		0.75		1.34		419
9.61	(6.90)	9	0.76		0.76		0.75		0.75		1.72		325
10.53	0.57	10	0.76		0.76		0.75		0.75		2.45		277
10.74	(6.31)	10	0.78		0.78		0.75		0.75		2.18		174
11.81	3.10	10	0.79	*	0.79	*	0.75	*	0.75	*	2.85	*	309

10.42	6.83	8,540	1.03	*	1.03	*	0.90	*	0.90	*	1.08	*	139
9.78	3.00	7,731	0.95		0.95		0.90		0.90		1.19		419
9.61	(7.07)	9,790	0.91		0.91		0.90		0.90		1.54		325
10.53	0.40	10,388	0.91		0.91		0.90		0.90		2.28		277
10.74	(6.47)	12,314	0.93		0.93		0.90		0.90		2.05		174
11.81	5.50	9,943	0.94		0.94		0.90		0.90		2.69		309

10.42	6.77	20,830	1.13	*	1.13	*	1.00	*	1.00	*	0.97	*	139
9.78	2.90	22,506	1.05		1.05		1.00		1.00		1.08		419
9.61	(7.17)	24,232	1.01		1.01		1.00		1.00		1.44		325
10.53	0.30	28,547	1.01		1.01		1.00		1.00		2.17		277
10.74	(6.57)	37,532	1.03		1.03		1.00		1.00		1.95		174
11.81	5.23	33,844	1.04		1.04		1.00		1.00		2.48		309

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$33,841
Investments in Affiliates	810
Financial Derivative Instruments
Exchange-traded or centrally cleared	118
Over the counter	918
Cash	2
Deposits with counterparty	917
Foreign currency, at value	156
Receivable for investments sold	12,056
Receivable for TBA investments sold	3,171
Receivable for Portfolio shares sold	202
Interest and/or dividends receivable	176
Dividends receivable from Affiliates	1
Total Assets	52,368

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,327
Payable for sale-buyback transactions	391
Financial Derivative Instruments
Exchange-traded or centrally cleared	115
Over the counter	616
Payable for investments purchased	12,884
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	4,900
Deposits from counterparty	540
Payable for Portfolio shares redeemed	189
Accrued investment advisory fees	6
Accrued supervisory and administrative fees	13
Accrued distribution fees	5
Accrued servicing fees	1
Total Liabilities	22,988

Net Assets	$29,380

Net Assets Consist of:
Paid in capital	28,314
Undistributed (overdistributed) net investment income	(38)
Accumulated undistributed net realized gain (loss)	759
Net unrealized appreciation (depreciation)	345

Net Assets	$29,380

Net Assets:
Institutional Class	$10
Administrative Class	8,540
Advisor Class	20,830

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	819
Advisor Class	1,999

Net Asset Value Per Share Outstanding:
Institutional Class	$10.42
Administrative Class	10.42
Advisor Class	10.42

Cost of investments in securities	$33,436
Cost of investments in Affiliates	$810
Cost of foreign currency held	$153
Cost or premiums of financial derivative instruments, net	$(22)

* Includes repurchase agreements of:	$115

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest	$306
Dividends from Investments in Affiliates	2
Total Income	308

Expenses:
Investment advisory fees	36
Supervisory and administrative fees	73
Servicing fees - Administrative Class	6
Distribution and/or servicing fees - Advisor Class	26
Trustee fees	1
Interest expense	19
Total Expenses	161

Net Investment Income (Loss)	147

Net Realized Gain (Loss):
Investments in securities	(659)
Exchange-traded or centrally cleared financial derivative instruments	154
Over the counter financial derivative instruments	975
Short sales	(18)
Foreign currency	611

Net Realized Gain (Loss)	1,063

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,241
Exchange-traded or centrally cleared financial derivative instruments	(235)
Over the counter financial derivative instruments	(302)
Foreign currency assets and liabilities	(989)

Net Change in Unrealized Appreciation (Depreciation)	715

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,925

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands†)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$147	$409
Net realized gain (loss)	1,063	89
Net change in unrealized appreciation (depreciation)	715	231

	1,925	729

Distributions to Shareholders:
From net investment income
Institutional Class	(0)	(0)
Administrative Class	(22)	(118)
Advisor Class	(46)	(299)

Total Distributions(a)	(68)	(417)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(2,723)	(4,097)

Total Increase (Decrease) in Net Assets	(866)	(3,785)

Net Assets:
Beginning of period	30,246	34,031
End of period*	$29,380	$30,246

* Including undistributed (overdistributed) net investment income of:	$(38)	$(117)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Share of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.1%

AUSTRALIA 0.8%

CORPORATE BONDS & NOTES 0.4%
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$100	$104

SOVEREIGN ISSUES 0.4%
New South Wales Treasury Corp.
2.750% due 11/20/2025 (f)	AUD	127	111

Total Australia (Cost $232)			215

BELGIUM 0.7%

CORPORATE BONDS & NOTES 0.7%
KBC Bank NV
8.000% due 01/25/2023		$200	206

Total Belgium (Cost $206)			206

BRAZIL 0.7%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
6.125% due 01/17/2022		$100	104
8.375% due 05/23/2021		100	112

Total Brazil (Cost $204)			216

CANADA 6.1%

CORPORATE BONDS & NOTES 0.7%
Enbridge, Inc.
1.946% due 06/15/2020		$100	100
Royal Bank of Canada
2.300% due 03/22/2021		100	100

			200

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Canadian Mortgage Pools
1.155% due 07/01/2020	CAD	76	59

SOVEREIGN ISSUES 5.2%
Province of Alberta
1.250% due 06/01/2020		100	77
2.350% due 06/01/2025		100	77
Province of Ontario
2.600% due 06/02/2025 (i)		1,500	1,182
6.200% due 06/02/2031		100	108
Province of Quebec
3.500% due 12/01/2022		100	83

			1,527

Total Canada (Cost $1,766)			1,786

DENMARK 12.6%

CORPORATE BONDS & NOTES 12.6%
BRFkredit A/S
2.000% due 10/01/2017	DKK	2,400	371
2.000% due 10/01/2047		297	45
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		896	136
2.500% due 10/01/2037		86	14
2.500% due 10/01/2047		255	40
3.000% due 10/01/2047		75	12
Nykredit Realkredit A/S
1.000% due 07/01/2017		600	92
1.000% due 10/01/2017		3,500	540
2.000% due 07/01/2017		1,200	184
2.000% due 10/01/2017		700	108
2.000% due 10/01/2037		1,085	170

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 10/01/2047	DKK	1,291	$194
2.500% due 10/01/2037		560	90
2.500% due 10/01/2047		1,669	260
Realkredit Danmark A/S
1.000% due 04/01/2018		4,500	699
2.000% due 01/01/2018		200	31
2.000% due 04/01/2018		400	63
2.000% due 10/01/2037		94	15
2.000% due 10/01/2047		2,194	330
2.500% due 10/01/2037		432	69
2.500% due 10/01/2047		1,476	230
3.000% due 10/01/2047		78	13

Total Denmark (Cost $3,600)			3,706

FRANCE 5.4%

CORPORATE BONDS & NOTES 1.0%
Dexia Credit Local S.A.
2.250% due 02/18/2020		$300	301

SOVEREIGN ISSUES 4.4%
France Government International Bond
1.250% due 05/25/2036 (i)	EUR	200	220
2.000% due 05/25/2048		650	768
3.250% due 05/25/2045 (i)		200	304

			1,292

Total France (Cost $1,488)			1,593

GERMANY 1.0%

CORPORATE BONDS & NOTES 1.0%
Deutsche Bank AG
4.250% due 10/14/2021		$200	210
Kreditanstalt fuer Wiederaufbau
6.000% due 08/20/2020	AUD	100	85

Total Germany (Cost $307)			295

GREECE 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	10,000	89

Total Greece (Cost $97)			89

IRELAND 0.5%

SOVEREIGN ISSUES 0.5%
Ireland Government International Bond
5.400% due 03/13/2025 (i)	EUR	100	155

Total Ireland (Cost $145)			155

ITALY 3.9%

CORPORATE BONDS & NOTES 0.8%
Banca Carige SpA
3.875% due 10/24/2018	EUR	200	238

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Claris Finance SRL
0.102% due 10/31/2060		64	74
Giovecca Mortgages SRL
0.268% due 04/23/2048		24	27

			101

SOVEREIGN ISSUES 2.8%

Italy Buoni Poliennali Del Tesoro
2.450% due 09/01/2033 (i)		400	441
2.800% due 03/01/2067 (i)		100	96

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.450% due 03/01/2048	EUR	100	$116
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	161

			814

Total Italy (Cost $1,153)			1,153

JAPAN 5.9%

CORPORATE BONDS & NOTES 0.7%
Sumitomo Mitsui Financial Group, Inc.
2.901% due 03/09/2021		$200	206

SOVEREIGN ISSUES 5.2%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		200	195
Japan Bank for International Cooperation
2.500% due 06/01/2022		200	201
Japan Finance Organization for Municipalities
2.625% due 04/20/2022		200	200
Japan Government International Bond
0.300% due 06/20/2046	JPY	80,000	616
0.500% due 09/20/2046		40,000	326

			1,538

Total Japan (Cost $1,912)			1,744

KUWAIT 0.7%

SOVEREIGN ISSUES 0.7%
Kuwait International Government Bond
3.500% due 03/20/2027		$200	205

Total Kuwait (Cost $198)			205

LUXEMBOURG 0.8%

CORPORATE BONDS & NOTES 0.8%
Commerzbank Finance & Covered Bond S.A.
4.250% due 06/04/2018	EUR	200	237

Total Luxembourg (Cost $219)			237

NETHERLANDS 2.5%

ASSET-BACKED SECURITIES 0.3%
Highlander Euro CDO BV
0.000% due 05/01/2023	EUR	89	102

CORPORATE BONDS & NOTES 2.2%
Cooperatieve Rabobank UA
6.875% due 03/19/2020		100	134
ING Bank NV
2.625% due 12/05/2022		$250	252
Mylan NV
2.500% due 06/07/2019		100	101
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	50	68
Vonovia Finance BV
3.200% due 10/02/2017		$100	100

			655

Total Netherlands (Cost $747)			757

POLAND 0.4%

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
2.250% due 04/25/2022	PLN	400	106

Total Poland (Cost $99)			106

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAUDI ARABIA 1.3%

SOVEREIGN ISSUES 1.3%
Saudi Government International Bond
2.375% due 10/26/2021		$400	$394

Total Saudi Arabia (Cost $397)			394

SLOVENIA 2.6%

SOVEREIGN ISSUES 2.6%
Slovenia Government International Bond
4.125% due 02/18/2019		$300	310
5.500% due 10/26/2022		200	229
5.850% due 05/10/2023		200	234

Total Slovenia (Cost $755)			773

SPAIN 3.1%

SOVEREIGN ISSUES 3.1%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	100	119
4.950% due 02/11/2020		50	61
Spain Government International Bond
1.450% due 10/31/2027 (b)		100	112
1.500% due 04/30/2027		400	456
2.150% due 10/31/2025		50	61
2.900% due 10/31/2046		100	116

Total Spain (Cost $922)			925

SWEDEN 6.9%

CORPORATE BONDS & NOTES 6.9%
Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	1,500	180
2.250% due 09/21/2022		2,300	293
Nordea Hypotek AB
1.000% due 04/08/2022		3,400	410
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		500	62
3.000% due 06/20/2018		1,000	123
Stadshypotek AB
1.500% due 12/15/2021		1,000	124
2.500% due 09/18/2019		1,000	125
4.500% due 09/21/2022		2,000	282
Svenska Handelsbanken AB
2.446% due 03/30/2021		$250	256
Swedbank Hypotek AB
1.000% due 09/15/2021	SEK	600	73
1.000% due 06/15/2022		600	72
3.750% due 12/20/2017		300	36

Total Sweden (Cost $2,006)			2,036

SWITZERLAND 1.9%

CORPORATE BONDS & NOTES 1.6%
Credit Suisse AG
3.000% due 10/29/2021		$250	255
UBS AG
1.799% due 06/08/2020		200	200

			455

SOVEREIGN ISSUES 0.3%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	50	79

Total Switzerland (Cost $528)			534

UNITED KINGDOM 10.7%

CORPORATE BONDS & NOTES 3.7%
Barclays PLC
6.500% due 09/15/2019 (g)	EUR	200	237

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 12/15/2020 (g)	EUR	200	$251
British Telecommunications PLC
9.125% due 12/15/2030		$60	91
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	165
Santander UK Group Holdings PLC
2.875% due 10/16/2020		$200	203
Virgin Money PLC
2.250% due 04/21/2020	GBP	100	133

			1,080

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%
Eurosail PLC
0.000% due 12/10/2044	EUR	40	45
0.000% due 03/13/2045		47	52
0.450% due 03/13/2045	GBP	93	120
Kensington Mortgage Securities PLC
0.000% due 06/14/2040	EUR	40	44
Mansard Mortgages PLC
0.939% due 12/15/2049	GBP	119	154
Newgate Funding PLC
1.289% due 12/15/2050		154	192
Ripon Mortgages PLC
1.172% due 08/20/2056		100	131
RMAC Securities PLC
0.000% due 06/12/2044	EUR	117	129
0.459% due 06/12/2044	GBP	134	167

			1,034

SOVEREIGN ISSUES 3.5%
United Kingdom Gilt
3.250% due 01/22/2044 (i)		500	832
3.500% due 01/22/2045		120	210

			1,042

Total United Kingdom (Cost $3,096)			3,156

UNITED STATES 33.6%

ASSET-BACKED SECURITIES 3.7%
Citigroup Mortgage Loan Trust, Inc.
1.476% due 06/25/2037		$200	174
Countrywide Asset-Backed Certificates
1.436% due 06/25/2047		300	247
Countrywide Asset-Backed Certificates Trust
1.876% due 08/25/2035		155	136
Panhandle-Plains Higher Education Authority, Inc.
2.278% due 10/01/2035		34	34
Renaissance Home Equity Loan Trust
3.766% due 12/25/2032		75	72
Saxon Asset Securities Trust
2.966% due 12/25/2037		76	69
SG Mortgage Securities Trust
1.366% due 10/25/2036		200	159
SLM Student Loan Trust
0.000% due 12/15/2023	EUR	46	53
Structured Asset Investment Loan Trust
2.941% due 10/25/2034		$116	109
Structured Asset Securities Corp. Mortgage Loan Trust
1.351% due 07/25/2036		24	23

			1,076

CORPORATE BONDS & NOTES 10.6%
Air Lease Corp.
3.000% due 09/15/2023		100	100
Ally Financial, Inc.
3.600% due 05/21/2018		100	101
8.000% due 11/01/2031		100	123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American International Group, Inc.
3.900% due 04/01/2026	$100	$103
AT&T, Inc.
2.023% due 07/15/2021	100	101
Bank of New York Mellon Corp.
2.200% due 08/16/2023	200	194
Becton Dickinson and Co.
3.250% due 11/12/2020	100	103
Cardinal Health, Inc.
1.948% due 06/14/2019	100	100
Charter Communications Operating LLC
3.750% due 02/15/2028 (b)	100	99
Chubb INA Holdings, Inc.
3.350% due 05/03/2026	100	102
Citigroup, Inc.
2.650% due 10/26/2020	100	101
D.R. Horton, Inc.
3.750% due 03/01/2019	100	102
Dell International LLC
3.480% due 06/01/2019	100	102
Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019	100	101
Dresdner Funding Trust
8.151% due 06/30/2031	100	126
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	100	110
MUFG Americas Holdings Corp.
3.000% due 02/10/2025	100	98
Navient Corp.
4.875% due 06/17/2019	100	104
Plains All American Pipeline LP
5.750% due 01/15/2020	100	108
Progress Energy, Inc.
7.050% due 03/15/2019	100	108
QVC, Inc.
3.125% due 04/01/2019	100	101
Santander Holdings USA, Inc.
2.642% due 11/24/2017	200	201
Springleaf Finance Corp.
8.250% due 12/15/2020	100	113
UnitedHealth Group, Inc.
3.750% due 07/15/2025	100	106
Verizon Communications, Inc.
1.722% due 05/22/2020	100	100
4.125% due 03/16/2027	100	104
Wells Fargo & Co.
2.263% due 01/24/2023	100	101
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	100	101

		3,113

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%
CenturyLink, Inc.
1.375% due 01/31/2025	100	99
Charter Communications Operating LLC
3.480% due 01/15/2024	99	99

		198

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.8%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	115	97
Citigroup Mortgage Loan Trust, Inc.
3.180% due 09/25/2035	10	10
Commercial Mortgage Trust
1.743% due 07/10/2046 (a)	612	4
2.123% due 07/10/2046 (a)	461	22
Countrywide Alternative Loan Trust
1.916% due 05/25/2036	344	196
DBUBS Mortgage Trust
0.379% due 11/10/2046 (a)	200	2

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.927% due 11/10/2046 (a)	$149	$3
Deutsche ALT-A Securities, Inc.
1.406% due 08/25/2047	155	119
First Horizon Mortgage Pass-Through Trust
3.316% due 05/25/2037 ^	37	31
HarborView Mortgage Loan Trust
1.489% due 02/19/2036	298	247
Impac CMB Trust
1.936% due 10/25/2034	70	68
IndyMac Mortgage Loan Trust
1.456% due 07/25/2035	25	22
JPMorgan Alternative Loan Trust
3.286% due 12/25/2035 ^	77	69
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	200	210
JPMorgan Mortgage Trust
3.355% due 02/25/2036 ^	19	17
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.019% due 08/15/2032	38	36
Merrill Lynch Mortgage Investors Trust
2.981% due 02/25/2035	11	11
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.076% due 08/12/2049	6	6
Morgan Stanley Bank of America Merrill Lynch Trust
1.164% due 12/15/2048 (a)	306	14
Royal Bank of Scotland Capital Funding Trust
6.335% due 12/16/2049	16	16
Thornburg Mortgage Securities Trust
2.970% due 06/25/2047 ^	14	13
WaMu Mortgage Pass-Through Certificates Trust
3.033% due 03/25/2035	79	80
3.137% due 03/25/2034	85	86
Wells Fargo Mortgage-Backed Securities Trust
3.264% due 10/25/2035	21	21

		1,400

U.S. GOVERNMENT AGENCIES 7.8%
Fannie Mae
1.646% due 11/25/2040	26	26
1.666% due 11/25/2040	61	61
2.016% due 12/25/2039	30	31

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fannie Mae, TBA
3.000% due 09/01/2047		$300	$299
3.500% due 09/01/2047		400	410
Freddie Mac
1.345% due 01/15/2038		76	75
1.632% due 01/15/2038 (a)		76	4
1.759% due 12/15/2037		9	9
Freddie Mac, TBA
3.500% due 08/01/2047		1,000	1,025
NCUA Guaranteed Notes
1.454% due 11/06/2017		213	214
1.644% due 12/08/2020		99	100
Small Business Administration
5.980% due 05/01/2022		26	27

			2,281

U.S. TREASURY OBLIGATIONS 6.0%
U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2022 (i)		503	501
0.125% due 01/15/2023 (i)		1,165	1,155
0.375% due 07/15/2025		103	102

			1,758

Total United States (Cost $9,628)			9,826

SHORT-TERM INSTRUMENTS 12.7%

CERTIFICATES OF DEPOSIT 0.3%
Barclays Bank PLC
1.710% due 03/16/2018		$100	100

REPURCHASE AGREEMENTS (h) 0.4%
			115

CZECH REPUBLIC TREASURY BILLS 0.2%
(1.054)% due 08/25/2017 (d)(e)	CZK	1,000	44

JAPAN TREASURY BILLS 10.9%
(0.128)% due 08/07/2017 - 09/04/2017 (c)(d)	JPY	360,000	3,201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 0.9%
7.017% due 11/30/2017 - 03/01/2018 (c)(d)	MXN	5,200	$274

Total Short-Term Instruments (Cost $3,731)			3,734

Total Investments in Securities (Cost $33,436)			33,841

		SHARES
INVESTMENTS IN AFFILIATES 2.8%

SHORT-TERM INSTRUMENTS 2.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.8%
PIMCO Short-Term Floating NAV Portfolio III		81,965	810

Total Short-Term Instruments (Cost $810)			810

Total Investments in Affiliates (Cost $810)			810

Total Investments 117.9% (Cost $34,246)			$34,651

Financial Derivative Instruments (j)(k) 1.0% (Cost or Premiums, net $(22))			305

Other Assets and Liabilities, net (18.9)%			(5,576)

Net Assets 100.0%			$29,380

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$ 115	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(122)	$115	$115

Total Repurchase Agreements						$(122)	$115	$115

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	1.170%	05/11/2017	08/11/2017		$(838)	$(839)
BSN	1.300	06/23/2017	07/24/2017		(585)	(585)
MYI	(0.500)	04/25/2017	07/27/2017	EUR	(193)	(220)
	(0.350)	05/04/2017	08/03/2017		(374)	(427)
	0.300	06/12/2017	07/20/2017	GBP	(401)	(522)
	0.500	06/08/2017	07/20/2017		(268)	(349)
UBS	(0.450)	05/11/2017	07/27/2017	EUR	(200)	(228)
	(0.350)	05/04/2017	08/03/2017		(137)	(157)

Total Reverse Repurchase Agreements						$(3,327)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)		Payable for Sale-Buyback Transactions
TDM	0.850%	06/12/2017	07/13/2017	CAD	(525)	$(391)

Total Sale-Buyback Transactions						$(391)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(839)	$0	$(839)	$840	$1
BSN	0	(585)	0	(585)	585	0
MYI	0	(1,518)	0	(1,518)	1,479	(39)
SSB	115	0	0	115	(122)	(7)
UBS	0	(385)	0	(385)	383	(2)

Master Securities Forward Transaction Agreement
TDM	0	0	(391)	(391)	394	3

Total Borrowings and Other Financing Transactions	$115	$(3,327)	$(391)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(1,319)	$(584)	$0	$(1,903)
U.S. Treasury Obligations	0	(585)	(839)	0	(1,424)

Total	$0	$(1,904)	$(1,423)	$0	$(3,327)

Sale-Buyback Transactions
Sovereign Issues	0	(391)	0	0	(391)

Total	$0	$(391)	$0	$0	$(391)

Total Borrowings	$0	$(2,295)	$(1,423)	$0	$(3,718)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(3,718)

(i)	Securities with an aggregate market value of $3,681 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(4,425) at a weighted average interest rate of 0.455%. Average borrowings may include sale-buyback transactions, of which there were none open at period end.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note September Futures	$110.000	08/25/2017	25	$0	$0
Put - CBOT U.S. Treasury 5-Year Note September Futures	109.250	08/25/2017	19	0	0
Put - CBOT U.S. Treasury 10-Year Note September Futures	111.000	08/25/2017	40	0	0
Put - CBOT U.S. Treasury 10-Year Note September Futures	117.000	08/25/2017	2	0	0
Call - CBOT U.S. Treasury 30-Year Bond September Futures	182.000	08/25/2017	4	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September Futures	125.000	08/25/2017	3	0	0
Put - CME 90-Day Eurodollar March Futures	98.250	03/19/2018	16	2	1

				$2	$1

Total Purchased Options				$2	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/25/2017	2	$(1)	$(1)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.500	08/25/2017	2	(1)	0
Call - CME 90-Day Eurodollar March Futures	98.750	03/19/2018	16	(1)	(1)

				$(3)	$(2)

Total Written Options				$(3)	$(2)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2018	5	$	1,231	$(1)	$0	$0
90-Day Eurodollar September Futures	09/2017	21		5,179	1	0	0
Australia Government 3-Year Note September Futures	09/2017	4	AUD	343	(2)	0	(1)
Australia Government 10-Year Bond September Futures	09/2017	2		199	(3)	0	(2)
Call Options Strike @ EUR 136.000 on Euro-BOBL September Futures	08/2017	2	EUR	0	0	0	0
Call Options Strike @ EUR 161.000 on Euro-OAT September Futures	08/2017	13		0	0	0	0
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond September Futures	08/2017	9		0	0	0	0
Euro-Schatz September Futures	09/2017	18		2,299	(6)	0	(1)
Japan Government 10-Year Bond September Futures	09/2017	2	JPY	2,669	(7)	0	(8)
Put Options Strike @ EUR 111.000 on Euro-Schatz September Futures	08/2017	18	EUR	0	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2017	19	$	2,239	(5)	0	(3)
U.S. Treasury 10-Year Note September Futures	09/2017	39		4,896	(1)	0	(11)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2017	3		498	3	0	(2)
United Kingdom Long Gilt September Futures	09/2017	2	GBP	327	(6)	0	(3)

					$(27)	$0	$(31)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2019	5		$(1,227)	$(5)	$ 0	$0
90-Day Eurodollar September Futures	09/2018	21		(5,160)	(9)	2	0
Canada Government 10-Year Bond September Futures	09/2017	1	CAD	(108)	3	2	0
Euro-Bobl September Futures	09/2017	3	EUR	(451)	4	2	0
Euro-Buxl 30-Year Bond September Futures	09/2017	1		(187)	6	4	0
Euro-OAT France Government 10-Year Bond September Futures	09/2017	13		(2,205)	27	19	0
Put Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond September Futures	08/2017	2		(2)	(1)	0	(1)
U.S. Treasury 2-Year Note September Futures	09/2017	1		$(216)	0	0	0
U.S. Treasury 30-Year Bond September Futures	09/2017	4		(615)	(3)	2	0

					$22	$31	$(1)

Total Futures Contracts					$(5)	$31	$(32)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
Ally Financial, Inc.	5.000%	06/20/2018	0.298%	$ 100	$(6)	$1	$(5)	$0	$0
Altria Group, Inc.	1.000	12/20/2020	0.169	100	(3)	0	(3)	0	0
BAT International Finance PLC	1.000	12/20/2020	0.324	EUR 100	(2)	(1)	(3)	0	0
Reynolds American, Inc.	1.000	12/20/2020	0.164	$ 100	(3)	0	(3)	0	0
United Utilities PLC	1.000	12/20/2020	0.428	EUR 100	(2)	0	(2)	0	0
UnitedHealth Group, Inc.	1.000	12/20/2020	0.124	$ 100	(3)	0	(3)	0	0

					$(19)	$0	$(19)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
Exelon Generation Co. LLC	1.000%	06/20/2022	1.435%	$ 100	$(2)	$0	$(2)	$1	$0
Marks & Spencer PLC	1.000	06/20/2021	1.111	EUR 100	(2)	2	0	0	0
Tesco PLC	1.000	06/20/2022	1.525	350	(17)	7	(10)	0	0

					$(21)	$9	$(12)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches							Asset	Liability
CDX.IG-28 5-Year Index	1.000%	06/20/2022	$ 1,000	$(18)	$(1)	$(19)	$0	$0
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021	EUR 2,500	(36)	(30)	(66)	2	0
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022	2,300	(32)	(25)	(57)	2	0

				$(86)	$(56)	$(142)	$4	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Year BRL-CDI	9.895%	01/02/2025	BRL	300	$0	$(2)	$(2)	$0	$0
Pay	1-Year BRL-CDI	10.300	01/02/2025		1,100	5	(8)	(3)	1	0
Receive(6)	3-Month CAD Bank Bill	1.850	09/15/2027	CAD	300	4	2	6	1	0
Pay(6)	3-Month CAD-Bank Bill	1.400	09/13/2019		1,200	(1)	(1)	(2)	0	(1)
Receive	3-Month CAD-Bank Bill	2.200	06/16/2026		400	(12)	7	(5)	4	0
Receive	3-Month CAD-Bank Bill	1.500	12/16/2026		100	2	2	4	1	0
Receive	3-Month CAD-Bank Bill	3.000	03/19/2027		100	(7)	0	(7)	1	0
Receive	3-Month CAD-Bank Bill	1.750	12/16/2046		300	(24)	(11)	(35)	0	(6)
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	200	3	(4)	(1)	0	(1)
Pay	3-Month SEK-STIBOR	1.080	01/26/2025	SEK	200	0	0	0	0	0
Pay	3-Month SEK-STIBOR	1.085	01/26/2025		200	1	(1)	0	0	0
Pay	3-Month USD-LIBOR	1.750	12/21/2026		$700	25	5	30	2	0
Pay	3-Month USD-LIBOR	1.000	05/15/2018		1,800	(7)	0	(7)	0	0
Pay(6)	3-Month USD-LIBOR	1.750	06/18/2018		13,000	1	13	14	0	(1)
Receive(6)	3-Month USD-LIBOR	1.250	05/15/2019		1,800	11	(2)	9	1	0
Receive(6)	3-Month USD-LIBOR	2.250	06/18/2019		13,000	(1)	(25)	(26)	2	0
Receive	3-Month USD-LIBOR	1.250	06/21/2019		6,800	43	4	47	3	0
Pay	3-Month USD-LIBOR	1.228	06/12/2022		600	0	0	0	0	0
Pay	3-Month USD-LIBOR	1.267	06/19/2022		1,300	0	(1)	(1)	0	0
Receive(6)	3-Month USD-LIBOR	2.250	12/20/2022		2,700	(33)	10	(23)	6	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		600	(4)	5	1	1	0
Receive	3-Month USD-LIBOR	1.750	12/21/2023		3,900	47	28	75	9	0
Receive(6)	3-Month USD-LIBOR	2.500	12/20/2027		300	5	(1)	4	0	(1)
Receive(6)	3-Month USD-LIBOR	2.098	07/01/2041		900	15	2	17	0	0
Receive	3-Month USD-LIBOR	2.250	12/21/2046		150	8	2	10	1	0
Receive(6)	3-Month USD-LIBOR	2.953	11/12/2049		100	0	(6)	(6)	1	0
Receive(6)	3-Month USD-LIBOR	2.955	11/12/2049		300	0	(18)	(18)	1	0
Pay	3-Month ZAR-JIBAR	8.500	03/15/2027	ZAR	1,900	(1)	6	5	0	(1)
Receive(6)	6-Month EUR-EURIBOR	0.000	09/20/2019	EUR	800	1	1	2	0	(1)
Receive(6)	6-Month EUR-EURIBOR	0.250	09/20/2022		4,500	(10)	(11)	(21)	0	(21)
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		300	12	(2)	10	0	(2)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(6)	6-Month EUR-EURIBOR	1.000%	09/20/2027		2,250	$32	$(19)	$13	$0	$(24)
Receive(6)	6-Month EUR-EURIBOR	1.500	03/21/2048		950	(7)	21	14	18	(6)
Receive(6)	6-Month GBP-LIBOR	0.750	09/20/2019	GBP	1,200	2	(2)	0	0	(4)
Receive(6)	6-Month GBP-LIBOR	1.500	09/20/2027		1,200	(22)	2	(20)	15	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	240,000	4	(1)	3	0	0
Receive	6-Month JPY-LIBOR	0.500	09/18/2022		70,000	(16)	3	(13)	1	0
Receive(6)	6-Month JPY-LIBOR	0.300	09/20/2027		20,000	(1)	1	0	0	0
Receive	6-Month JPY-LIBOR	1.500	06/19/2033	JPY	320,000	515	(71)	444	0	(10)
Receive	6-Month JPY-LIBOR	1.250	06/17/2035		40,000	51	(10)	41	0	(1)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		110,000	(228)	48	(180)	11	0
Receive	6-Month JPY-LIBOR	0.500	09/20/2046		10,000	5	3	8	1	0
Pay	28-Day MXN-TIIE	4.195	10/05/2017	MXN	3,200	(3)	1	(2)	0	0
Pay	28-Day MXN-TIIE	4.130	10/17/2017		10,000	(12)	6	(6)	0	0
Pay	28-Day MXN-TIIE	7.278	03/22/2022		1,500	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.317	03/23/2022		1,100	0	1	1	0	0
Receive	28-Day MXN-TIIE	6.080	03/10/2026		800	(5)	2	(3)	0	0
Pay	28-Day MXN-TIIE	7.740	02/22/2027		2,200	0	5	5	0	(1)

						$398	$(14)	$384	$81	$(81)

Total Swap Agreements						$272	$(61)	$211	$86	$(81)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 1	$ 31	$ 86	$ 118	$ (2)	$ (32)	$ (81)	$ (115)

Cash of $921 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2017	AUD	1,706		$1,295	$0	$(17)
	07/2017	CNH	1,432		210	0	(2)
	07/2017		$344	GBP	265	1	0
	08/2017		1,294	AUD	1,707	17	0
	12/2017		207	CNH	1,432	2	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	DKK	5,965		$901	$0	$(15)
	07/2017	GBP	129		166	0	(2)
	07/2017	NZD	2,075		1,507	0	(14)
	07/2017		$1,199	AUD	1,611	39	0
	07/2017		965	CAD	1,300	37	0
	07/2017		821	DKK	5,680	51	0
	07/2017		3,280	EUR	2,917	52	0
	07/2017		299	SEK	2,570	6	\0
	08/2017	SEK	2,570		$299	0	(6)
	08/2017		$1,506	NZD	2,075	14	0
	08/2017		7	TRY	25	0	0
	01/2018	DKK	205		$30	0	(2)
	04/2018		202		30	0	(2)
BPS	07/2017	BRL	241		73	0	0
	07/2017	CAD	786		582	0	(24)
	07/2017	CHF	151	EUR	138	0	0
	07/2017	EUR	1,892		$2,152	0	(9)
	07/2017	JPY	125,679		1,122	4	0
	07/2017		$72	BRL	241	1	0
	07/2017		1,381	CAD	1,859	52	0
	07/2017		1,122	JPY	125,679	0	(4)
	08/2017		2,155	EUR	1,892	9	0
	08/2017		862	MXN	16,633	50	0
	08/2017		29	PEN	94	0	0
	10/2017		1	IDR	13,448	0	0
	12/2017	INR	1,446		$22	0	0
	01/2018		$0	DKK	1	0	0
	03/2018	MXN	4,000		$191	0	(21)
	04/2018	DKK	4,279		637	0	(30)
	04/2018		$1	KRW	1,125	0	0
BRC	07/2017		510	GBP	400	11	0
	09/2017	MYR	100		$23	0	0
	10/2017		$43	IDR	579,210	0	0
CBK	07/2017	BRL	1,536		$465	2	0
	07/2017	EUR	153		172	0	(3)
	07/2017	JPY	580,717		5,164	1	0
	07/2017	SEK	1,950		224	0	(7)
	07/2017		$464	BRL	1,536	0	(1)
	07/2017		2,117	GBP	1,645	26	0
	07/2017		1,490	NOK	12,577	17	0
	08/2017	MXN	1,436		$77	0	(1)
	08/2017		$319	BRL	1,060	0	(1)
	08/2017		6,134	JPY	689,359	3	(1)
	08/2017		22	PEN	72	0	0
	09/2017	SGD	96		$69	0	(1)
	09/2017		$211	RUB	12,237	0	(7)
DUB	07/2017	BRL	1,084		$328	1	0
	07/2017		$332	BRL	1,084	2	(6)
	07/2018	BRL	260		$74	0	0
FBF	07/2017	INR	60,208		932	2	0
	07/2017		$29	JPY	3,200	0	(1)
	08/2017		77	TRY	275	0	0
	09/2017		731	KRW	821,478	0	(13)
	12/2017		922	INR	60,470	0	(2)
GLM	07/2017	BRL	65		$20	0	0
	07/2017	DKK	4,813		701	0	(38)
	07/2017	EUR	230		258	0	(4)
	07/2017	GBP	10		13	0	0
	07/2017	JPY	125,679		1,122	4	0
	07/2017		$18	BRL	65	2	0
	07/2017		8	DKK	53	0	0
	07/2017		179	GBP	140	3	0
	07/2017		6,337	JPY	703,196	0	(85)
	07/2017		1,516	NZD	2,141	53	0
	08/2017	CHF	129		$135	0	0
	08/2017		$94	AUD	122	0	0
	08/2017		38	TRY	135	0	0
	10/2017	DKK	100		$15	0	0
	10/2017	RUB	11,980		204	6	0
	10/2017		$884	DKK	6,040	48	0
	10/2017		30	IDR	403,950	0	0
	04/2018	DKK	472		$70	0	(4)
	04/2018		$45	KRW	51,116	0	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	07/2017	CHF	85		$88	$0	$(1)
	07/2017	DKK	2,978		450	0	(8)
	07/2017	SEK	305		35	0	(1)
	07/2017		$183	DKK	1,210	3	0
	07/2017		69	GBP	54	2	0
	08/2017	MXN	113		$6	0	0
	09/2017		$29	RUB	1,773	1	0
	10/2017	DKK	12,039		$1,844	0	(15)
	04/2018	KRW	1,135		1	0	0
IND	07/2017	NOK	12,382		1,467	0	(16)
	08/2017		$1,468	NOK	12,382	16	0
JPM	07/2017	BRL	1,603		$460	0	(24)
	07/2017	CAD	2,356		1,798	0	(19)
	07/2017	DKK	1,615		244	0	(4)
	07/2017	EUR	149	SEK	1,441	1	0
	07/2017		543		$608	0	(13)
	07/2017	JPY	360,000		3,254	53	0
	07/2017	NZD	25	AUD	24	0	0
	07/2017		152		$110	0	(2)
	07/2017	SEK	315		36	0	(1)
	07/2017		$143	AUD	188	1	0
	07/2017		486	BRL	1,603	3	(4)
	07/2017		231	GBP	180	3	0
	07/2017		969	JPY	108,642	0	(3)
	08/2017	CZK	1,000		$40	0	(4)
	08/2017	EUR	99		113	0	0
	08/2017	MXN	1,356		72	0	(2)
	08/2017	NZD	130		95	0	0
	08/2017		$25	BRL	84	0	0
	08/2017		1,798	CAD	2,356	19	0
	08/2017		200	EUR	175	0	0
	08/2017		141	MXN	2,549	0	(2)
	08/2017		23	PEN	75	0	0
	08/2017		112	SEK	945	1	0
	09/2017		113	RUB	6,894	2	0
	10/2017	DKK	2,705		$415	0	(3)
	10/2017		$74	IDR	996,405	0	0
	12/2017	INR	2,038		$31	0	0
	04/2018	KRW	62,944		56	1	0
	04/2018		$40	KRW	45,072	0	(1)
MSB	07/2017	BRL	2,100		$600	0	(34)
	07/2017	EUR	19	SEK	183	0	0
	07/2017		$635	BRL	2,100	0	(1)
	07/2017		207	CNH	1,432	4	0
	09/2017	MYR	91		$21	0	0
	04/2018	KRW	1,135		1	0	0
	04/2018		$15	KRW	16,868	0	0
NGF	11/2017	MXN	1,200		$58	0	(7)
SCX	07/2017	GBP	88		113	0	(1)
	07/2017		$893	INR	58,571	12	0
	08/2017	PLN	396		$103	0	(4)
	08/2017		$12	MXN	217	0	0
	09/2017		215	SGD	296	1	0
SOG	08/2017		24	TRY	85	0	0
TOR	07/2017	BRL	1,460		$441	1	0
	07/2017		$451	BRL	1,460	0	(10)
	10/2017	DKK	6,985		$1,078	0	(1)
UAG	07/2017	CAD	17		13	0	0
	07/2017	DKK	275		41	0	(1)
	07/2017	GBP	2,457		3,148	0	(53)
	07/2017	NOK	195		23	0	0
	07/2017		$19	DKK	135	1	0
	07/2017		25	INR	1,636	0	0
	08/2017		2,946	GBP	2,297	48	0
	09/2017	MYR	112		$26	0	0
	09/2017		$147	MYR	626	0	(2)
	12/2017	CNH	1,394		$197	0	(6)
	12/2017		$21	INR	1,377	0	0
	04/2018	KRW	48,796		$43	0	0
WST	07/2017	NZD	159	AUD	151	0	0

Total Forward Foreign Currency Contracts						$689	$(566)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	119	$2	$2
CBK	Put - OTC EUR versus TRY	TRY	4.071	09/27/2017	EUR	100	3	2
	Put - OTC EUR versus USD	$	1.050	07/24/2017		2,000	0	0
	Put - OTC GBP versus USD		1.110	07/24/2017	GBP	2,200	0	0
DUB	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	77	1	1
GLM	Put - OTC AUD versus JPY		75.600	06/19/2018	AUD	100	1	1
	Call - OTC USD versus JPY		120.000	04/20/2020	$	132	3	3

							$ 10	$9

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.265%	09/11/2017	EUR	400	$4	$1
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018	$	2,000	2	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.164	09/11/2017	EUR	200	2	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.223	09/11/2017		100	1	0
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.030	12/18/2017	$	7,200	7	1
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018		10,100	9	1

								$25	$3

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 09/01/2047	$68.000	09/06/2017	$ 1,000	$0	$0

Total Purchased Options					$35	$12

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC EUR versus TRY	TRY	3.950	09/27/2017	EUR	100	$(1)	$(1)
	Call - OTC EUR versus TRY		4.171	09/27/2017		100	(2)	(2)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	100	(5)	0
GLM	Put - OTC CAD versus JPY	JPY	76.700	06/19/2018	CAD	100	(1)	(1)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$	200	(19)	(5)
	Put - OTC USD versus BRL		3.892	07/02/2018		200	(19)	(26)
	Put - OTC USD versus KRW	KRW	1,075.000	04/20/2018		132	(3)	(1)
JPM	Put - OTC USD versus KRW		1,075.000	04/25/2018		122	(3)	(1)
MSB	Put - OTC USD versus KRW		1,075.000	04/25/2018		45	(1)	(1)

							$(54)	$(38)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/11/2017	$ 800	$(2)	$0

Total Written Options							$(56)	$(38)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		20		0		0		0		20
Notional Amount in $	$	4,600	$	1,899	$	(4,700)	$	(200)	$	0	$	1,599
Notional Amount in CAD	CAD	0	CAD	416	CAD	(316)	CAD	0	CAD	0	CAD	100
Notional Amount in EUR	EUR	352	EUR	512	EUR	(200)	EUR	(308)	EUR	(156)	EUR	200
Notional Amount in GBP	GBP	764	GBP	0	GBP	0	GBP	(764)	GBP	0	GBP	0
Notional Amount in JPY	JPY	60,000	JPY	0	JPY	0	JPY	0	JPY	(60,000)	JPY	0
Premiums	$	(149)	$	(26)	$	102	$	13	$	1	$	(59)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Commerzbank AG	(1.000)%	06/20/2022	1.778%	EUR 100	$6	$(2)	$4	$0
	Japan Government International Bond	(1.000)	06/20/2022	0.258	$ 100	(4)	1	0	(3)
CBK	Japan Government International Bond	(1.000)	06/20/2022	0.258	100	(4)	0	0	(4)

						$(2)	$(1)	$4	$(7)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Brazil Government International Bond	1.000%	12/20/2021	2.161%	$ 100	$(6)	$1	$0	$(5)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	06/20/2022	EUR	500	$26	$(17)	$9	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	600	$	458	$(2)	$7	$5	$0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	300		381	(1)	10	9	0
CIB	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	700		528	(7)	19	12	0
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018		1,400		1,055	(1)	26	25	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	1,100		1,345	(2)	88	86	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	23

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	500	$	377	$(3)	$12	$9	$0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	100		122	3	5	8	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		900		1,143	(4)	32	28	0
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020		200		245	(1)	17	16	0

								$(18)	$216	$198	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	179,600	$0	$1	$1	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		111,300	0	1	1	0
DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		538,800	0	3	3	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		179,600	0	1	1	0

							$0	$6	$6	$0

Total Swap Agreements							$0	$205	$217	$(12)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$20	$0	$0	$20	$(19)	$0	$0	$(19)	$1	$0	$1
BOA	199	2	15	216	(41)	0	0	(41)	175	(260)	(85)
BPS	116	0	13	129	(88)	0	(8)	(96)	33	(270)	(237)
BRC	11	1	0	12	0	0	0	0	12	0	12
CBK	49	2	1	52	(22)	(3)	(4)	(29)	23	0	23
CIB	0	0	12	12	0	0	0	0	12	0	12
DUB	3	1	3	7	(6)	0	0	(6)	1	0	1
FBF	2	0	0	2	(16)	0	0	(16)	(14)	0	(14)
GLM	116	4	111	231	(131)	(33)	0	(164)	67	0	67
HUS	6	0	0	6	(25)	0	0	(25)	(19)	0	(19)
IND	16	0	0	16	(16)	0	0	(16)	0	0	0
JPM	84	0	0	84	(82)	(1)	0	(83)	1	0	1
MSB	4	0	0	4	(35)	(1)	0	(36)	(32)	(10)	(42)
MYC	0	2	0	2	0	0	0	0	2	0	2
NGF	0	0	1	1	(7)	0	0	(7)	(6)	0	(6)
RBC	0	0	9	9	0	0	0	0	9	0	9
RYL	0	0	36	36	0	0	0	0	36	0	36
SCX	13	0	0	13	(5)	0	0	(5)	8	0	8
SOG	0	0	16	16	0	0	0	0	16	0	16
TOR	1	0	0	1	(11)	0	0	(11)	(10)	0	(10)
UAG	49	0	0	49	(62)	0	0	(62)	(13)	0	(13)

Total Over the Counter	$689	$12	$217	$918	$(566)	$(38)	$(12)	$(616)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	31	31
Swap Agreements	0	5	0	0	81	86

	$0	$5	$0	$0	$113	$118

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$689	$0	$689
Purchased Options	0	0	0	9	3	12
Swap Agreements	0	13	0	198	6	217

	$0	$13	$0	$896	$9	$918

	$0	$18	$0	$896	$122	$1,036

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	32	32
Swap Agreements	0	0	0	0	81	81

	$0	$0	$0	$0	$115	$115

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$566	$0	$566
Written Options	0	0	0	38	0	38
Swap Agreements	0	12	0	0	0	12

	$0	$12	$0	$604	$0	$616

	$0	$12	$0	$604	$115	$731

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	25

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	155	155
Swap Agreements	0	(66)	0	0	67	1

	$0	$(66)	$0	$0	$220	$154

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,151	$0	$1,151
Purchased Options	0	0	0	(8)	23	15
Written Options	0	0	0	28	(47)	(19)
Swap Agreements	0	(8)	0	(165)	1	(172)

	$0	$(8)	$0	$1,006	$(23)	$975

	$0	$(74)	$0	$1,006	$197	$1,129

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	(11)	(11)
Swap Agreements	0	(45)	0	0	(180)	(225)

	$0	$(45)	$0	$0	$(190)	$(235)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(755)	$0	$(755)
Purchased Options	0	0	0	0	(41)	(41)
Written Options	0	0	0	(10)	45	35
Swap Agreements	0	(27)	0	211	275	459

	$0	$(27)	$0	$(554)	$279	$(302)

	$0	$(72)	$0	$(554)	$89	$(537)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$104	$0	$104
Sovereign Issues	0	111	0	111
Belgium
Corporate Bonds & Notes	0	206	0	206
Brazil
Corporate Bonds & Notes	0	216	0	216
Canada
Corporate Bonds & Notes	0	200	0	200
Non-Agency Mortgage-Backed Securities	0	59	0	59
Sovereign Issues	0	1,527	0	1,527
Denmark
Corporate Bonds & Notes	0	3,706	0	3,706
France
Corporate Bonds & Notes	0	301	0	301
Sovereign Issues	0	1,292	0	1,292
Germany
Corporate Bonds & Notes	0	295	0	295
Greece
Sovereign Issues	0	89	0	89
Ireland
Sovereign Issues	0	155	0	155
Italy
Corporate Bonds & Notes	0	238	0	238
Non-Agency Mortgage-Backed Securities	0	101	0	101
Sovereign Issues	0	814	0	814

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Japan
Corporate Bonds & Notes	$0	$206	$0	$206
Sovereign Issues	0	1,538	0	1,538
Kuwait
Sovereign Issues	0	205	0	205
Luxembourg
Corporate Bonds & Notes	0	237	0	237
Netherlands
Asset-Backed Securities	0	102	0	102
Corporate Bonds & Notes	0	655	0	655
Poland
Sovereign Issues	0	106	0	106
Saudi Arabia
Sovereign Issues	0	394	0	394
Slovenia
Sovereign Issues	0	773	0	773
Spain
Sovereign Issues	0	925	0	925
Sweden
Corporate Bonds & Notes	0	2,036	0	2,036
Switzerland
Corporate Bonds & Notes	0	455	0	455
Sovereign Issues	0	79	0	79
United Kingdom
Corporate Bonds & Notes	0	1,080	0	1,080
Non-Agency Mortgage-Backed Securities	0	1,034	0	1,034
Sovereign Issues	0	1,042	0	1,042

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
United States
Asset-Backed Securities	$0	$1,076	$0	$1,076
Corporate Bonds & Notes	0	3,113	0	3,113
Loan Participations and Assignments	0	198	0	198
Non-Agency Mortgage-Backed Securities	0	1,400	0	1,400
U.S. Government Agencies	0	2,281	0	2,281
U.S. Treasury Obligations	0	1,758	0	1,758
Short-Term Instruments
Certificates of Deposit	0	100	0	100
Repurchase Agreements	0	115	0	115
Czech Republic Treasury Bills	0	44	0	44
Japan Treasury Bills	0	3,201	0	3,201
Mexico Treasury Bills	0	274	0	274

	$0	$33,841	$0	$33,841

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$810	$0	$0	$810

Total Investments	$810	$33,841	$0	$34,651

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$32	$86	$0	$118
Over the counter	0	918	0	918

	$32	$1,004	$0	$1,036

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(33)	(82)	0	(115)
Over the counter	0	(616)	0	(616)

	$(33)	$(698)	$0	$(731)

Total Financial Derivative Instruments	$(1)	$306	$0	$305

Totals	$809	$34,147	$0	$34,956

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	JUNE 30, 2017	29

Notes to Financial Statements (Cont.)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value

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Notes to Financial Statements (Cont.)

of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

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Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$118	$11,202	$(10,510)	$0	$0	$810	$2	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio.

A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an

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Notes to Financial Statements (Cont.)

equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are

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included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note X, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the

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Notes to Financial Statements (Cont.)

Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To

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mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the

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Notes to Financial Statements (Cont.)

over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

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If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years.

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Notes to Financial Statements (Cont.)

Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the

Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics.

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Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments

SEMIANNUAL REPORT	JUNE 30, 2017	41

Notes to Financial Statements (Cont.)

and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The

Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable

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ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

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Notes to Financial Statements (Cont.)

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolio under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Purchases	Sales
$216\	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$28,719	$30,515	$10,650	$8,298

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	189	1,923	600	6,147
Advisor Class	87	887	1,521	15,814
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	2	22	11	118
Advisor Class	5	46	29	299
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(162)	(1,644)	(840)	(8,590)
Advisor Class	(394)	(3,957)	(1,771)	(17,885)
Net increase (decrease) resulting from Portfolio share transactions	(273)	$(2,723)	(450)	$(4,097)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

As of June 30, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 77% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Foreign Bond Portfolio (Unhedged)	$265	$14

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$34,346	$837	$(532)	$305

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2017	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	RYL	Royal Bank of Scotland Group PLC
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
BSN	Bank of Nova Scotia	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
CIB	Canadian Imperial Bank of Commerce	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.	WST	Westpac Banking Corp.
FAR	Wells Fargo Bank National Association	RBC	Royal Bank of Canada	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	RUB	Russian Ruble
CHF	Swiss Franc	KRW	South Korean Won	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	SGD	Singapore Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	TRY	Turkish New Lira
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	OAT	Obligations Assimilables du Trésor
CDI	Brazil Interbank Deposit Rate	KORIBOR	Korea Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT05SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Global Bond Portfolio (Unhedged)

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Global Bond Portfolio (Unhedged)

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns

4	PIMCO VARIABLE INSURANCE TRUST

on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Bond Portfolio (Unhedged)	01/10/02	01/31/06	01/10/02	10/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 06/30/2017†§

United States‡	41.8%
Japan	11.0%
United Kingdom	7.7%
Denmark	6.9%
Sweden	4.6%
Canada	4.2%
Cayman Islands	3.6%
France	3.4%
Netherlands	2.4%
Spain	2.1%
Italy	1.5%
Ireland	1.4%
Other	9.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	5.33%	0.85%	0.36%	5.12%	4.72%
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	5.25%	0.70%	0.21%	4.97%	5.79%
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	5.20%	0.60%	0.11%	4.86%	4.47%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index±	4.41%	(2.18)%	0.78%	3.69%	4.92%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦Average annual total return since 12/31/2001.

± Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.77% for Institutional Class shares, 0.92% for Administrative Class shares, and 1.02% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro) or the U.S. dollar. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities (MBS) contributed to relative performance, as total returns were positive.

»	Exposure to non-investment-grade corporate spread duration contributed to relative performance, as spreads narrowed.

»	U.S. interest rate strategies contributed to relative performance, particularly an underweight to the front end of the U.S. yield curve, as front end rates moved higher.

»	Exposure to duration in Brazil detracted from performance, as yields rose.

»	Underweight exposure to investment grade corporate spread duration detracted from relative performance, as spreads narrowed.

»	Short positioning in the Singapore dollar detracted from relative performance, as the Singapore dollar appreciated against the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,053.30	$4.12	$1,000.00	$1,020.78	$4.06	0.81%
Administrative Class	1,000.00	1,052.50	4.89	1,000.00	1,020.03	4.81	0.96
Advisor Class	1,000.00	1,052.00	5.39	1,000.00	1,019.54	5.31	1.06

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total

Institutional Class
01/01/2017 - 06/30/2017+	$11.54	$0.09	$0.52	$0.61	$(0.06)	$0.00	$0.00	$(0.06)
12/31/2016	11.26	0.24	0.24	0.48	(0.20)	0.00	0.00	(0.20)
12/31/2015	11.95	0.23	(0.69)	(0.46)	0.00	0.00	(0.23)	(0.23)
12/31/2014	12.34	0.35	(0.05)	0.30	(0.32)	(0.36)	(0.01)	(0.69)
12/31/2013	13.72	0.36	(1.50)	(1.14)	(0.15)	(0.09)	0.00	(0.24)
12/31/2012	13.83	0.45	0.52	0.97	(0.25)	(0.83)	0.00	(1.08)

Administrative Class
01/01/2017 - 06/30/2017+	11.54	0.09	0.52	0.61	(0.06)	0.00	0.00	(0.06)
12/31/2016	11.26	0.23	0.23	0.46	(0.18)	0.00	0.00	(0.18)
12/31/2015	11.95	0.21	(0.69)	(0.48)	0.00	0.00	(0.21)	(0.21)
12/31/2014	12.34	0.33	(0.05)	0.28	(0.30)	(0.36)	(0.01)	(0.67)
12/31/2013	13.72	0.35	(1.50)	(1.15)	(0.14)	(0.09)	0.00	(0.23)
12/31/2012	13.83	0.43	0.52	0.95	(0.23)	(0.83)	0.00	(1.06)

Advisor Class
01/01/2017 - 06/30/2017+	11.54	0.08	0.52	0.60	(0.05)	0.00	0.00	(0.05)
12/31/2016	11.26	0.22	0.23	0.45	(0.17)	0.00	0.00	(0.17)
12/31/2015	11.95	0.20	(0.69)	(0.49)	0.00	0.00	(0.20)	(0.20)
12/31/2014	12.34	0.32	(0.05)	0.27	(0.29)	(0.36)	(0.01)	(0.66)
12/31/2013	13.72	0.33	(1.50)	(1.17)	(0.12)	(0.09)	0.00	(0.21)
12/31/2012	13.83	0.41	0.53	0.94	(0.22)	(0.83)	0.00	(1.05)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.09	5.33%	$9,844	0.81	%*	0.81	%*	0.75	%*	0.75	%*	1.60	%*	174%
11.54	4.20	9,237	0.77		0.77		0.75		0.75		2.03		676
11.26	(3.89)	6,123	0.75		0.75		0.75		0.75		1.98		506
11.95	2.42	6,757	0.76		0.76		0.75		0.75		2.76		496
12.34	(8.34)	6,037	0.78		0.78		0.75		0.75		2.82		335
13.72	7.10	6,647	0.76		0.76		0.75		0.75		3.14		362

12.09	5.25	201,252	0.96	*	0.96	*	0.90	*	0.90	*	1.45	*	174
11.54	4.04	197,606	0.92		0.92		0.90		0.90		1.93		676
11.26	(4.03)	201,031	0.90		0.90		0.90		0.90		1.84		506
11.95	2.27	257,588	0.91		0.91		0.90		0.90		2.60		496
12.34	(8.48)	281,002	0.93		0.93		0.90		0.90		2.72		335
13.72	6.94	456,831	0.91		0.91		0.90		0.90		2.99		362

12.09	5.20	29,113	1.06	*	1.06	*	1.00	*	1.00	*	1.35	*	174
11.54	3.94	31,111	1.02		1.02		1.00		1.00		1.82		676
11.26	(4.13)	34,790	1.00		1.00		1.00		1.00		1.73		506
11.95	2.16	38,067	1.01		1.01		1.00		1.00		2.51		496
12.34	(8.57)	36,679	1.03		1.03		1.00		1.00		2.55		335
13.72	6.85	39,269	1.01		1.01		1.00		1.00		2.91		362

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$283,011
Investments in Affiliates	7,208
Financial Derivative Instruments
Exchange-traded or centrally cleared	770
Over the counter	5,486
Cash	7
Deposits with counterparty	2,419
Foreign currency, at value	574
Receivable for investments sold	80,382
Receivable for TBA investments sold	49,838
Receivable for Portfolio shares sold	578
Interest and/or dividends receivable	1,490
Dividends receivable from Affiliates	6
Total Assets	431,769

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$12,904
Payable for sale-buyback transactions	1,946
Financial Derivative Instruments
Exchange-traded or centrally cleared	688
Over the counter	3,412
Payable for investments purchased	86,482
Payable for investments in Affiliates purchased	6
Payable for TBA investments purchased	83,498
Deposits from counterparty	2,392
Payable for Portfolio shares redeemed	39
Accrued investment advisory fees	53
Accrued supervisory and administrative fees	106
Accrued distribution fees	6
Accrued servicing fees	26
Other liabilities	2
Total Liabilities	191,560

Net Assets	$240,209

Net Assets Consist of:
Paid in capital	$228,324
Undistributed (overdistributed) net investment income	4,259
Accumulated undistributed net realized gain (loss)	2,434
Net unrealized appreciation (depreciation)	5,192

Net Assets	$240,209

Net Assets:
Institutional Class	$9,844
Administrative Class	201,252
Advisor Class	29,113

Shares Issued and Outstanding:
Institutional Class	814
Administrative Class	16,646
Advisor Class	2,408

Net Asset Value Per Share Outstanding:
Institutional Class	$12.09
Administrative Class	12.09
Advisor Class	12.09

Cost of investments in securities	$279,357
Cost of investments in Affiliates	$7,208
Cost of foreign currency held	$571
Cost or premiums of financial derivative instruments, net	$(304)

* Includes repurchase agreements of:	$796

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest, net of foreign taxes*	$2,860
Dividends	2
Dividends from Investments in Affiliates	15
Total Income	2,877

Expenses:
Investment advisory fees	297
Supervisory and administrative fees	595
Servicing fees - Administrative Class	149
Distribution and/or servicing fees - Advisor Class	38
Trustee fees	3
Interest expense	75
Miscellaneous expense	1
Total Expenses	1,158

Net Investment Income (Loss)	1,719

Net Realized Gain (Loss):
Investments in securities	(3,986)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	8,375
Over the counter financial derivative instruments	1,558
Short sales	(177)
Foreign currency	2,291

Net Realized Gain (Loss)	8,060

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	13,953
Exchange-traded or centrally cleared financial derivative instruments	(7,737)
Over the counter financial derivative instruments	1,637
Foreign currency assets and liabilities	(5,339)

Net Change in Unrealized Appreciation (Depreciation)	2,514

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,293

* Foreign tax withholdings	$1

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$1,719	$4,719
Net realized gain (loss)	8,060	237
Net change in unrealized appreciation (depreciation)	2,514	4,938

Net Increase (Decrease) in Net Assets Resulting from Operations	12,293	9,894

Distributions to Shareholders:
From net investment income
Institutional Class	(52)	(120)
Administrative Class	(935)	(3,108)
Advisor Class	(128)	(485)

Total Distributions(a)	(1,115)	(3,713)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(8,923)	(10,171)

Total Increase (Decrease) in Net Assets	2,255	(3,990)

Net Assets:
Beginning of period	237,954	241,944
End of period*	$240,209	$237,954

* Including undistributed (overdistributed) net investment income of:	$4,259	$3,655

**	See Note 13, Share of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.8%

AUSTRALIA 0.6%

CORPORATE BONDS & NOTES 0.3%
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$600	$625

SOVEREIGN ISSUES 0.3%
Queensland Treasury Corp.
4.250% due 07/21/2023	AUD	800	671

Total Australia (Cost $1,392)			1,296

BERMUDA 1.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%
Rise Ltd.
4.750% due 01/31/2021 (g)		$2,307	2,315

Total Bermuda (Cost $2,316)			2,315

BRAZIL 0.7%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
5.375% due 01/27/2021		$500	510
7.375% due 01/17/2027		1,000	1,060

Total Brazil (Cost $1,559)			1,570

CANADA 5.1%

CORPORATE BONDS & NOTES 1.5%
Bank of Nova Scotia
1.875% due 04/26/2021		$900	892
Enbridge, Inc.
1.946% due 06/15/2020		200	200
Royal Bank of Canada
2.300% due 03/22/2021		600	602
Toronto-Dominion Bank
2.500% due 01/18/2023		1,100	1,108
TransCanada PipeLines Ltd.
3.800% due 10/01/2020		700	735

			3,537

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Canadian Mortgage Pools
0.955% due 06/01/2020	CAD	226	174
1.155% due 07/01/2020		686	530
1.155% due 08/01/2020		236	182

			886

SOVEREIGN ISSUES 3.2%
Canada Government International Bond
1.500% due 12/01/2044 (e)		226	214
Province of Alberta
1.250% due 06/01/2020		1,100	841
2.350% due 06/01/2025		1,100	848
Province of Ontario
2.400% due 06/02/2026		1,200	926
2.600% due 06/02/2025		3,900	3,073
3.500% due 06/02/2024		2,200	1,839

			7,741

Total Canada (Cost $12,288)			12,164

CAYMAN ISLANDS 4.4%

ASSET-BACKED SECURITIES 4.3%
Cent CLO Ltd.
2.380% due 07/27/2026		$1,200	1,203
CIFC Funding Ltd.
2.392% due 05/24/2026		600	601

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gallatin CLO Ltd.
2.428% due 07/15/2023		$259	$259
Jamestown CLO Ltd.
2.378% due 01/17/2027		1,200	1,200
Madison Park Funding Ltd.
1.420% due 02/26/2021		387	388
MP CLO Ltd.
2.358% due 01/15/2027		1,200	1,201
2.408% due 07/18/2026		600	601
Nelder Grove CLO Ltd.
2.300% due 08/28/2026		600	601
NewMark Capital Funding CLO Ltd.
2.372% due 06/30/2026		600	600
OHA Credit Partners Ltd.
2.286% due 07/20/2026		1,200	1,203
Symphony CLO Ltd.
2.188% due 10/15/2025		1,200	1,199
TICP CLO Ltd.
2.347% due 04/26/2026		1,200	1,202

			10,258

CORPORATE BONDS & NOTES 0.1%
KSA Sukuk Ltd.
2.894% due 04/20/2022		300	301

Total Cayman Islands (Cost $10,546)			10,559

CZECH REPUBLIC 0.2%

SOVEREIGN ISSUES 0.2%
Czech Republic Government International Bond
0.850% due 03/17/2018	CZK	12,200	538
1.200% due 07/23/2017		1,000	44

Total Czech Republic (Cost $532)			582

DENMARK 8.4%

CORPORATE BONDS & NOTES 8.4%
BRFkredit A/S
3.000% due 10/01/2047	DKK	9	1
4.000% due 01/01/2018		5,800	911
Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2018		4,300	668
2.000% due 01/01/2018		2,300	358
2.000% due 10/01/2047		6,874	1,040
2.500% due 10/01/2037		946	151
Nykredit Realkredit A/S
1.000% due 04/01/2018		5,600	871
2.000% due 04/01/2018		2,700	423
2.000% due 10/01/2037		3,605	565
2.000% due 10/01/2047		14,538	2,184
2.500% due 10/01/2037		5,521	887
2.500% due 10/01/2047		23,140	3,608
Realkredit Danmark A/S
1.000% due 01/01/2018		4,100	635
1.000% due 04/01/2018		18,900	2,938
2.000% due 01/01/2018		4,600	715
2.000% due 04/01/2018		2,600	407
2.000% due 10/01/2037		3,572	558
2.000% due 10/01/2047		14,646	2,203
2.500% due 10/01/2037		1,445	231
2.500% due 10/01/2047		5,176	808

Total Denmark (Cost $19,203)			20,162

FRANCE 4.1%

CORPORATE BONDS & NOTES 1.3%
Credit Agricole S.A.
8.125% due 09/19/2033		$600	640
Dexia Credit Local S.A.
1.875% due 03/28/2019		700	698
1.875% due 09/15/2021		1,100	1,074
1.889% due 03/23/2018		500	502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 02/18/2020		$250	$250

			3,164

SOVEREIGN ISSUES 2.8%
France Government International Bond
2.000% due 05/25/2048	EUR	4,100	4,846
3.250% due 05/25/2045 (i)		1,300	1,975

			6,821

Total France (Cost $9,510)			9,985

GERMANY 0.9%

CORPORATE BONDS & NOTES 0.9%
Deutsche Bank AG
4.250% due 10/14/2021		$1,100	1,153
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		400	396
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	200	165
5.375% due 04/23/2024	NZD	500	405

Total Germany (Cost $2,083)			2,119

GREECE 0.4%

SOVEREIGN ISSUES 0.4%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	36,000	319
4.500% due 07/03/2017		70,000	625

Total Greece (Cost $929)			944

GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$600	620
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		271	281

Total Guernsey, Channel Islands (Cost $869)			901

IRELAND 1.7%

ASSET-BACKED SECURITIES 0.6%
CVC Cordatus Loan Fund Ltd.
0.780% due 01/24/2028	EUR	600	686
Phoenix Park CLO Ltd.
0.771% due 07/29/2027		700	804

			1,490

CORPORATE BONDS & NOTES 0.8%
GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025		$1,200	1,242
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		600	598

			1,840

SOVEREIGN ISSUES 0.3%
Ireland Government International Bond
5.400% due 03/13/2025	EUR	400	620

Total Ireland (Cost $3,838)			3,950

ITALY 1.8%

CORPORATE BONDS & NOTES 0.9%
Assicurazioni Generali SpA
5.500% due 10/27/2047	EUR	200	255
Banca Carige SpA
3.875% due 10/24/2018		1,200	1,426

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
6.625% due 05/08/2018	EUR	400	$480

			2,161

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Casa D’este Finance SRL
0.019% due 09/15/2040		126	144
Claris Finance SRL
0.102% due 10/31/2060		514	587

			731

SOVEREIGN ISSUES 0.6%
Italy Buoni Poliennali Del Tesoro
2.450% due 09/01/2033		300	331
2.800% due 03/01/2067		700	668
3.450% due 03/01/2048		400	466

			1,465

Total Italy (Cost $4,680)			4,357

JAPAN 4.1%

CORPORATE BONDS & NOTES 1.0%
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		$600	605
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		200	203
Sumitomo Mitsui Financial Group, Inc.
2.901% due 03/09/2021		1,200	1,237
Suntory Holdings Ltd.
2.550% due 09/29/2019		400	404

			2,449

SOVEREIGN ISSUES 3.1%
Japan Bank for International Cooperation
2.000% due 11/04/2021		500	492
2.500% due 06/01/2022		200	201
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		1,000	986
2.625% due 04/20/2022		600	601
Japan Government International Bond
0.300% due 06/20/2046	JPY	380,000	2,926
0.500% due 09/20/2046		220,000	1,791
Tokyo Metropolitan Government
2.000% due 05/17/2021		$500	493

			7,490

Total Japan (Cost $10,795)			9,939

KUWAIT 0.9%

SOVEREIGN ISSUES 0.9%
Kuwait International Government Bond
2.750% due 03/20/2022		$500	502
3.500% due 03/20/2027		1,600	1,638

Total Kuwait (Cost $2,082)			2,140

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%
GELF Bond Issuer S.A.
1.750% due 11/22/2021	EUR	700	831

Total Luxembourg (Cost $818)			831

NETHERLANDS 2.9%

ASSET-BACKED SECURITIES 0.2%
Jubilee CDO BV
0.000% due 07/30/2024	EUR	323	369

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Panther CDO BV
0.044% due 10/15/2084	EUR	59	$67

			436

CORPORATE BONDS & NOTES 2.7%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	1,800	1,455
Cooperatieve Rabobank UA
6.875% due 03/19/2020	EUR	400	537
Enel Finance International NV
5.125% due 10/07/2019		$467	498
ING Bank NV
2.625% due 12/05/2022		700	707
4.125% due 11/21/2023		800	819
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		200	195
NXP BV
4.125% due 06/15/2020		400	421
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	500	677
Teva Pharmaceutical Finance Netherlands BV
1.400% due 07/20/2018		$400	399
1.700% due 07/19/2019		900	892

			6,600

Total Netherlands (Cost $6,926)			7,036

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%
DNB Bank ASA
2.375% due 06/02/2021		$200	199
DNB Boligkreditt A/S
2.500% due 03/28/2022		600	605

			804

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,600	212

Total Norway (Cost $1,031)			1,016

POLAND 0.2%

SOVEREIGN ISSUES 0.2%
Poland Government International Bond
2.250% due 04/25/2022	PLN	2,000	531

Total Poland (Cost $496)			531

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	400	146
Novo Banco S.A.
5.000% due 05/14/2019		550	518

Total Portugal (Cost $1,174)			664

QATAR 0.2%

SOVEREIGN ISSUES 0.2%
Qatar Government International Bond
4.500% due 01/20/2022		$200	212
4.625% due 06/02/2046		300	304

Total Qatar (Cost $504)			516

SAUDI ARABIA 1.0%

SOVEREIGN ISSUES 1.0%
Saudi Government International Bond
2.375% due 10/26/2021		$2,200	2,167

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 10/26/2026		$300	$298

Total Saudi Arabia (Cost $2,477)			2,465

SLOVENIA 0.8%

SOVEREIGN ISSUES 0.8%
Slovenia Government International Bond
4.125% due 02/18/2019		$1,100	1,139
5.850% due 05/10/2023		600	702

Total Slovenia (Cost $1,796)			1,841

SOUTH KOREA 0.4%

CORPORATE BONDS & NOTES 0.1%
Kookmin Bank
2.125% due 10/21/2020		$200	198

SOVEREIGN ISSUES 0.3%
Korea Government International Bond
7.125% due 04/16/2019		700	764

Total South Korea (Cost $935)			962

SPAIN 2.5%

CORPORATE BONDS & NOTES 0.3%
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018		$500	505
5.134% due 04/27/2020		200	216
5.462% due 02/16/2021		100	110

			831

SOVEREIGN ISSUES 2.2%
Autonomous Community of Andalusia
4.850% due 03/17/2020	EUR	500	645
Autonomous Community of Catalonia
4.900% due 09/15/2021		200	243
4.950% due 02/11/2020		1,000	1,226
Autonomous Community of Madrid
4.688% due 03/12/2020		500	643
Spain Government International Bond
1.500% due 04/30/2027		1,700	1,938
2.150% due 10/31/2025		20	25
2.900% due 10/31/2046		500	578

			5,298

Total Spain (Cost $6,187)			6,129

SUPRANATIONAL 0.5%

CORPORATE BONDS & NOTES 0.5%
European Investment Bank
0.500% due 07/21/2023	AUD	600	395
6.500% due 08/07/2019		900	752

Total Supranational (Cost $1,149)			1,147

SWEDEN 5.5%

CORPORATE BONDS & NOTES 5.5%
Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	10,200	1,221
2.250% due 09/21/2022		11,000	1,402
Nordea Hypotek AB
1.000% due 04/08/2022		17,200	2,075
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		3,000	371
Stadshypotek AB
1.500% due 12/15/2021		13,000	1,606
4.500% due 09/21/2022		18,000	2,542
Svenska Handelsbanken AB
2.450% due 03/30/2021		$1,600	1,604

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022	SEK	2,000	$244
2.000% due 06/17/2026		4,000	490
Swedbank Hypotek AB
1.000% due 09/15/2021		4,100	497
1.000% due 06/15/2022		9,900	1,192

Total Sweden (Cost $12,694)			13,244

SWITZERLAND 0.9%

CORPORATE BONDS & NOTES 0.8%
UBS AG
1.799% due 06/08/2020		$700	701
2.200% due 06/08/2020		500	501
4.750% due 05/22/2023		600	613

			1,815

SOVEREIGN ISSUES 0.1%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	100	158

Total Switzerland (Cost $1,959)			1,973

UNITED KINGDOM 8.7%

CORPORATE BONDS & NOTES 5.3%
Barclays Bank PLC
7.625% due 11/21/2022		$200	229
7.750% due 04/10/2023		1,000	1,044
Barclays PLC
3.295% due 08/10/2021		400	420
6.500% due 09/15/2019 (f)	EUR	700	828
8.250% due 12/15/2018 (f)		$600	637
British Telecommunications PLC
2.350% due 02/14/2019		330	332
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	200	297
HBOS PLC
1.923% due 09/06/2017		$700	700
Imperial Brands Finance PLC
2.050% due 02/11/2018		300	300
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	600	987
Lloyds Banking Group PLC
7.000% due 06/27/2019 (f)		400	542
7.625% due 06/27/2023 (f)		800	1,156
RAC Bond Co. PLC
4.870% due 05/06/2046		200	290
Reckitt Benckiser Treasury Services PLC
1.856% due 06/24/2022		$300	300
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	500	607
4.700% due 07/03/2018		$200	205
Santander UK Group Holdings PLC
2.875% due 10/16/2020		900	915
2.875% due 08/05/2021		300	301
Smiths Group PLC
7.200% due 05/15/2019		500	545
Tesco PLC
5.125% due 04/10/2047	EUR	200	242
6.125% due 02/24/2022	GBP	500	748
Virgin Media Secured Finance PLC
5.000% due 04/15/2027		300	403
Virgin Money PLC
2.250% due 04/21/2020		500	666

			12,694

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.4%
Eurosail PLC
1.240% due 06/13/2045		673	848
Ripon Mortgages PLC
1.172% due 08/20/2056		1,000	1,306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Towd Point Mortgage Funding PLC
1.504% due 02/20/2054	GBP	926	$1,215

			3,369

SOVEREIGN ISSUES 2.0%
United Kingdom Gilt
3.250% due 01/22/2044		100	166
3.500% due 01/22/2045 (i)		1,300	2,274
4.250% due 12/07/2040 (i)		1,300	2,457

			4,897

Total United Kingdom (Cost $21,097)			20,960

UNITED STATES 47.1%

ASSET-BACKED SECURITIES 2.9%
Amortizing Residential Collateral Trust
1.796% due 07/25/2032		$1	1
1.916% due 10/25/2031		1	1
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,171	1,282
Countrywide Asset-Backed Certificates
1.436% due 06/25/2047		1,000	824
1.616% due 08/25/2034		148	143
Credit Suisse First Boston Mortgage Securities Corp.
1.836% due 01/25/2032		1	1
Credit-Based Asset Servicing and Securitization LLC
1.276% due 11/25/2036		20	12
EMC Mortgage Loan Trust
1.474% due 05/25/2043		266	262
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		167	60
JPMorgan Mortgage Acquisition Trust
1.496% due 03/25/2047		1,632	1,323
Morgan Stanley ABS Capital, Inc. Trust
1.326% due 03/25/2037		1,126	587
1.466% due 08/25/2036		2,707	1,662
NovaStar Mortgage Funding Trust
1.346% due 03/25/2037		938	626
Renaissance Home Equity Loan Trust
5.294% due 01/25/2037		464	254
SACO, Inc.
1.616% due 04/25/2035		9	9
Securitized Asset-Backed Receivables LLC Trust
1.266% due 12/25/2036		8	4
Structured Asset Securities Corp. Mortgage Loan Trust
2.551% due 04/25/2035		11	11
Washington Mutual Asset-Backed Certificates Trust
1.276% due 10/25/2036		43	22

			7,084

CORPORATE BONDS & NOTES 15.0%
AbbVie, Inc.
1.800% due 05/14/2018		600	601
AIG Global Funding
1.777% due 07/02/2020 (b)		400	401
Air Lease Corp.
2.125% due 01/15/2018		600	601
Ally Financial, Inc.
3.600% due 05/21/2018		1,100	1,115
American International Group, Inc.
3.900% due 04/01/2026		800	820
American Tower Corp.
3.400% due 02/15/2019		700	715
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		200	206
Anheuser-Busch InBev Worldwide, Inc.
4.950% due 01/15/2042		400	454
Anthem, Inc.
2.250% due 08/15/2019		500	503

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arrow Electronics, Inc.
3.500% due 04/01/2022		$400	$409
AT&T, Inc.
1.800% due 09/04/2026	EUR	500	566
1.808% due 01/15/2020		$1,000	1,006
2.023% due 07/15/2021		1,000	1,011
Bank of America Corp.
5.750% due 12/01/2017		200	203
Baxalta, Inc.
2.875% due 06/23/2020		600	610
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,000	1,031
Cardinal Health, Inc.
1.948% due 06/14/2019		500	501
CBOE Holdings, Inc.
1.950% due 06/28/2019		200	200
Charter Communications Operating LLC
4.464% due 07/23/2022		900	960
6.384% due 10/23/2035		700	833
CIT Group, Inc.
3.875% due 02/19/2019		200	205
5.375% due 05/15/2020		200	216
5.500% due 02/15/2019		101	106
Citigroup, Inc.
1.860% due 04/27/2018		600	602
2.150% due 06/07/2019		600	606
Citizens Bank N.A.
1.768% due 05/26/2020		600	601
2.550% due 05/13/2021		600	601
Crown Castle Towers LLC
4.883% due 08/15/2040		500	534
6.113% due 01/15/2040		600	645
Dell International LLC
3.480% due 06/01/2019		700	717
DXC Technology Co
2.875% due 03/27/2020		600	608
eBay, Inc.
2.750% due 01/30/2023		100	99
Emera U.S. Finance LP
2.150% due 06/15/2019		500	500
EPR Properties
4.500% due 06/01/2027		300	302
ERAC USA Finance LLC
5.250% due 10/01/2020		500	543
Ford Motor Credit Co. LLC
2.155% due 01/09/2020		400	403
2.375% due 03/12/2019		200	201
2.551% due 10/05/2018		600	604
3.157% due 08/04/2020		200	204
5.875% due 08/02/2021		200	223
Forest Laboratories LLC
4.375% due 02/01/2019		159	164
General Motors Financial Co., Inc.
3.100% due 01/15/2019		300	304
Great Plains Energy, Inc.
2.500% due 03/09/2020		400	404
International Lease Finance Corp.
6.250% due 05/15/2019		800	858
8.250% due 12/15/2020		300	354
International Paper Co.
7.950% due 06/15/2018		200	211
JPMorgan Chase & Co.
2.550% due 03/01/2021		500	503
Kinder Morgan Energy Partners LP
6.500% due 04/01/2020		100	110
6.850% due 02/15/2020		1,100	1,213
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		800	52
MetLife, Inc.
6.817% due 08/15/2018		600	634
Morgan Stanley
1.982% due 02/14/2020		600	603

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navient Corp. CPI Linked Security
4.431% due 01/16/2018	$3,100	$78
Navient Corp.
5.500% due 01/15/2019	700	731
8.000% due 03/25/2020	100	112
8.450% due 06/15/2018	240	253
New York Life Global Funding
2.900% due 01/17/2024	900	909
OneMain Financial Holdings LLC
6.750% due 12/15/2019	100	105
Pricoa Global Funding
2.200% due 06/03/2021	300	297
Santander Holdings USA, Inc.
2.642% due 11/24/2017	1,200	1,205
Smithfield Foods, Inc.
2.700% due 01/31/2020	600	604
Spectra Energy Partners LP
1.920% due 06/05/2020	100	100
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	600	607
Time Warner Cable LLC
8.250% due 04/01/2019	500	552
Verizon Communications, Inc.
1.722% due 05/22/2020	700	701
3.125% due 03/16/2022	300	304
3.500% due 11/01/2021	200	207
4.500% due 09/15/2020	500	534
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	500	501
WEA Finance LLC
3.750% due 09/17/2024	200	203
Wells Fargo & Co.
2.263% due 01/24/2023	600	607
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	100	101
3.150% due 04/01/2022	400	406
3.375% due 11/30/2021	300	308

		36,101

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%
CenturyLink, Inc.
1.375% due 01/31/2025	500	495
Las Vegas Sands LLC
3.230% due 03/29/2024	494	495

		990

MUNICIPAL BONDS & NOTES 0.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,100	2,060

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.9%
Adjustable Rate Mortgage Trust
3.598% due 09/25/2035	16	15
American Home Mortgage Assets Trust
1.406% due 05/25/2046 ^	297	236
1.426% due 10/25/2046	491	369
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	769	645
Banc of America Funding Trust
3.131% due 02/20/2036	215	213
3.580% due 10/20/2046 ^	97	74
5.500% due 01/25/2036	167	172
BCAP LLC Trust
1.386% due 01/25/2037 ^	259	227
5.250% due 04/26/2037	989	965
Bear Stearns Adjustable Rate Mortgage Trust
2.580% due 08/25/2035	63	65
3.274% due 10/25/2033	10	10
3.283% due 05/25/2034	9	8
3.312% due 08/25/2033	11	11

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.623% due 11/25/2034	$6	$6
3.636% due 03/25/2035	20	20
3.656% due 05/25/2047 ^	271	259
3.667% due 05/25/2034	24	24
Bear Stearns ALT-A Trust
3.361% due 09/25/2035	140	121
3.393% due 11/25/2035 ^	140	117
3.471% due 08/25/2036 ^	199	149
Bear Stearns Structured Products, Inc. Trust
3.063% due 12/26/2046	103	89
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.449% due 07/25/2036	64	57
Citigroup Mortgage Loan Trust, Inc.
3.180% due 09/25/2035	29	30
3.210% due 10/25/2035 ^	723	724
Countrywide Alternative Loan Trust
1.386% due 01/25/2037 ^	282	265
1.407% due 12/20/2046 ^	413	336
1.422% due 03/20/2046	124	107
1.422% due 07/20/2046 ^	267	165
1.496% due 02/25/2037	152	128
1.566% due 05/25/2037 ^	67	37
2.159% due 11/25/2035	28	26
2.699% due 11/25/2035	28	27
3.189% due 11/25/2035 ^	265	232
5.250% due 06/25/2035 ^	21	20
6.000% due 04/25/2037 ^	60	42
6.250% due 08/25/2037 ^	32	28
6.500% due 06/25/2036 ^	158	126
Countrywide Home Loan Mortgage Pass-Through Trust
1.676% due 05/25/2035	70	59
1.796% due 04/25/2035	13	12
1.816% due 03/25/2035	434	384
1.856% due 03/25/2035	81	71
1.876% due 02/25/2035	7	7
1.976% due 09/25/2034	7	7
2.886% due 05/25/2047	117	100
3.123% due 11/25/2034	17	17
3.306% due 02/20/2036 ^	341	304
3.330% due 11/19/2033	11	11
3.399% due 08/25/2034 ^	4	4
5.500% due 10/25/2035	97	91
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^	126	76
Credit Suisse First Boston Mortgage Securities Corp.
3.257% due 08/25/2033	8	8
6.500% due 04/25/2033	1	1
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	271	258
GreenPoint Mortgage Funding Trust
1.486% due 11/25/2045	11	9
GSR Mortgage Loan Trust
2.560% due 03/25/2033	8	8
3.109% due 09/25/2035	174	178
3.122% due 06/25/2034	4	4
HarborView Mortgage Loan Trust
1.582% due 12/19/2036 ^	156	145
3.202% due 05/19/2033	14	14
IndyMac Mortgage Loan Trust
3.237% due 09/25/2035 ^	212	198
JPMorgan Mortgage Trust
2.980% due 11/25/2033	7	6
3.263% due 01/25/2037	259	257
3.505% due 02/25/2035	6	6
Luminent Mortgage Trust
1.456% due 04/25/2036	525	421
MASTR Adjustable Rate Mortgages Trust
3.396% due 05/25/2034	583	577
MASTR Alternative Loan Trust
1.616% due 03/25/2036	49	11
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.599% due 12/15/2030	7	7
Merrill Lynch Mortgage Investors Trust
1.426% due 02/25/2036	95	91
3.083% due 02/25/2033	14	13
3.148% due 02/25/2036	54	55

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage-Backed Securities Trust
3.519% due 04/25/2037 ^	$8	$7
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.121% due 10/25/2035	19	17
Residential Accredit Loans, Inc. Trust
1.426% due 04/25/2046	171	90
6.000% due 12/25/2036 ^	425	369
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	98	92
RiverView HECM Trust
1.084% due 07/25/2047	668	634
Structured Adjustable Rate Mortgage Loan Trust
3.350% due 09/25/2034	20	20
3.396% due 02/25/2034	12	12
3.449% due 04/25/2034	25	25
Structured Asset Mortgage Investments Trust
1.406% due 07/25/2046 ^	446	374
1.426% due 05/25/2036	98	77
1.436% due 05/25/2036	456	402
1.436% due 09/25/2047	460	410
1.459% due 07/19/2035	167	164
1.496% due 02/25/2036 ^	504	464
1.789% due 07/19/2034	2	2
1.909% due 03/19/2034	5	5
SunTrust Alternative Loan Trust
1.866% due 12/25/2035 ^	832	671
WaMu Mortgage Pass-Through Certificates Trust
1.432% due 02/25/2047 ^	368	316
1.486% due 12/25/2045	45	44
1.526% due 01/25/2045	7	7
1.856% due 01/25/2045	7	7
2.132% due 08/25/2042	5	4
2.145% due 07/25/2046	185	177
2.567% due 01/25/2037 ^	28	26
2.778% due 12/25/2036 ^	6	5
2.849% due 02/25/2033	94	93
2.953% due 12/25/2036 ^	41	40
2.973% due 06/25/2037 ^	72	67
3.064% due 06/25/2033	8	8
3.137% due 03/25/2034	28	29
Washington Mutual Mortgage Pass-Through Certificates Trust
1.672% due 07/25/2046 ^	57	40
Wells Fargo Mortgage-Backed Securities Trust
3.195% due 04/25/2036	12	12

		14,265

U.S. GOVERNMENT AGENCIES 15.0%
Fannie Mae
1.336% due 03/25/2034	6	5
1.366% due 08/25/2034	3	3
1.616% due 06/25/2036	28	28
1.666% due 01/25/2044	120	121
2.521% due 10/01/2034	1	1
2.887% due 12/01/2034	6	6
2.951% due 11/01/2034	34	36
3.000% due 08/01/2042 - 08/01/2043	260	260
5.500% due 05/01/2047	26	28
6.000% due 07/25/2044	22	25
Fannie Mae, TBA
3.000% due 08/01/2047	10,100	10,069
3.500% due 08/01/2047	13,200	13,531
4.000% due 09/01/2047	1,900	1,991
Freddie Mac
1.345% due 01/15/2038	453	452
1.496% due 09/25/2031	19	19
1.632% due 01/15/2038 (a)	453	26
1.892% due 10/25/2044	41	41
2.873% due 02/01/2029	3	3
3.000% due 03/01/2045	814	813
3.557% due 04/01/2037	40	43
6.000% due 04/15/2036	320	364
Freddie Mac, TBA
3.000% due 07/01/2047	3,000	2,993
3.500% due 08/01/2047	5,000	5,127

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
2.250% due 11/20/2024	$1	$1
6.000% due 09/20/2038	11	12

		35,998

U.S. TREASURY OBLIGATIONS 7.0%
U.S. Treasury Bonds
4.375% due 05/15/2040 (m)	200	255
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (i)	4,324	4,304
0.125% due 07/15/2024 (m)	772	759
1.750% due 01/15/2028	2,334	2,604
2.500% due 01/15/2029	1,697	2,042
3.875% due 04/15/2029 (i)	387	526
U.S. Treasury Notes
2.125% due 01/31/2021 (i)(k)(m)	4,400	4,468
2.375% due 12/31/2020 (k)(m)	1,700	1,741

		16,699

Total United States (Cost $109,832)		113,197

SHORT-TERM INSTRUMENTS 11.4%

CERTIFICATES OF DEPOSIT 0.5%
Barclays Bank PLC
1.710% due 03/16/2018	700	700
1.949% due 11/06/2017	600	601

		1,301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (h) 0.3%
			$796

CZECH REPUBLIC TREASURY BILLS 0.5%
(0.678)% due 08/11/2017 - 09/29/2017 (c)(d)	CZK	26,000	1,138

JAPAN TREASURY BILLS 9.2%
(0.131)% due 07/18/2017 - 09/19/2017 (c)(d)	JPY	2,480,000	22,051

MEXICO TREASURY BILLS 0.9%
7.017% due 11/30/2017 - 03/01/2018 (c)(d)	MXN	42,300	2,230

Total Short-Term Instruments (Cost $27,660)			27,516

Total Investments in Securities (Cost $279,357)			283,011

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%
PIMCO Short-Term Floating NAV Portfolio III	729,159	$7,208

	Total Short-Term Instruments (Cost $7,208)	7,208

	Total Investments in Affiliates (Cost $7,208)	7,208

	Total Investments 120.8% (Cost $286,565)	$290,219

	Financial Derivative Instruments (j)(l) 0.9% (Cost or Premiums, net $(304))	2,156

	Other Assets and Liabilities, net (21.7)%	(52,166)

	Net Assets 100.0%	$240,209

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$ 2,316	$2,315	0.96%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$796	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(816)	$796	$796

Total Repurchase Agreements						$(816)	$796	$796

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BOS	1.170%	05/11/2017	08/11/2017	$	(527)	$(528)
BPS	0.450	05/08/2017	07/20/2017	GBP	(549)	(716)
	0.450	05/09/2017	07/20/2017		(2,874)	(3,746)
BSN	1.300	06/23/2017	07/24/2017	$	(4,300)	(4,302)
IND	0.410	04/26/2017	07/20/2017	GBP	(277)	(361)
	1.070	05/22/2017	07/03/2017	$	(1,569)	(1,571)
SCX	(0.530)	04/24/2017	07/27/2017	EUR	(1,473)	(1,680)

Total Reverse Repurchase Agreements						$(12,904)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions
GSC	1.150%	05/11/2017	07/11/2017	$(1,943)	$(1,946)

Total Sale-Buyback Transactions					$(1,946)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(528)	$0	$(528)	$525	$(3)
BPS	0	(4,462)	0	(4,462)	4,381	(81)
BSN	0	(4,302)	0	(4,302)	4,304	2
IND	0	(1,932)	0	(1,932)	1,904	(28)
SCX	0	(1,680)	0	(1,680)	1,671	(9)
SSB	796	0	0	796	(816)	(20)

Master Securities Forward Transaction Agreement
GSC	0	0	(1,946)	(1,946)	1,934	(12)

Total Borrowings and Other Financing Transactions	$796	$(12,904)	$(1,946)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(6,503)	$0	$0	$(6,503)
U.S. Treasury Obligations	0	(5,873)	(528)	0	(6,401)

Total	$0	$(12,376)	$(528)	$0	$(12,904)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,946)	0	0	(1,946)

Total	$0	$(1,946)	$0	$0	$(1,946)

Total Borrowings	$0	$(14,322)	$(528)	$0	$(14,850)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(14,850)

(i)	Securities with an aggregate market value of $14,719 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(9,996) at a weighted average interest rate of 0.564%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$111.000	08/25/2017	354	$3	$0
Put - CME 90-Day Eurodollar March Futures	98.250	03/19/2018	135	12	11

				$15	$11

Total Purchased Options				$15	$11

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/25/2017	16	$(6)	$(5)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.500	08/25/2017	16	(8)	(3)
Call - CME 90-Day Eurodollar March Futures	98.750	03/19/2018	135	(14)	(5)

				$(28)	$(13)

Total Written Options				$(28)	$(13)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2018	44		$10,828	$(9)	$0	$(2)
90-Day Eurodollar September Futures	09/2017	160		39,458	15	0	(2)
Australia Government 3-Year Note September Futures	09/2017	7	AUD	601	(4)	0	(2)
Australia Government 10-Year Bond September Futures	09/2017	8		795	(12)	0	(9)
Call Options Strike @ EUR 136.000 on Euro-BOBL September Futures	08/2017	30	EUR	0	0	0	0
Call Options Strike @ EUR 161.000 on Euro-OAT September Futures	08/2017	70		1	0	0	0
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond September Futures	08/2017	46		1	0	0	0
Euro-BTP Italy Government Bond September Futures	09/2017	18		2778	31	0	(37)
Euro-Bund 10-Year Bond September Futures	09/2017	13		2403	(48)	0	(24)
Euro-Schatz September Futures	09/2017	86		10,986	(29)	0	(5)
Japan Government 10-Year Bond September Futures	09/2017	7	JPY	9,342	(27)	0	(26)
Put Options Strike @ EUR 111.000 on Euro-Schatz September Futures	08/2017	86	EUR	0	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2017	299		$35,233	(80)	0	(51)
U.S. Treasury 10-Year Note September Futures	09/2017	360		45,191	(129)	0	(101)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2017	44		7,299	57	0	(30)
United Kingdom Long Gilt September Futures	09/2017	12	GBP	1,963	(33)	0	(17)

					$(268)	$0	$(306)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2019	44	$	(10,796)	$(48)	$4	$0
90-Day Eurodollar September Futures	09/2018	160		(39,316)	(73)	12	0
Canada Government 10-Year Bond September Futures	09/2017	4	CAD	(434)	12	6	0
Euro-Bobl September Futures	09/2017	34	EUR	(5,114)	51	19	0
Euro-Buxl 30-Year Bond September Futures	09/2017	6		(1,120)	34	24	0
Euro-OAT France Government 10-Year Bond September Futures	09/2017	70		(11,871)	106	104	0
Put Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond September Futures	08/2017	14		(13)	(4)	0	(4)
U.S. Treasury 30-Year Bond September Futures	09/2017	31	$	(4,764)	(14)	17	0

					$64	$186	$(4)

Total Futures Contracts					$(204)	$186	$(310)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Altria Group, Inc.	1.000%	12/20/2020	0.169%	$	500	$(14)	$0	$(14)	$0	$0
BASF SE	1.000	12/20/2020	0.169	EUR	200	(6)	(1)	(7)	0	0
BAT International Finance PLC	1.000	12/20/2020	0.324		300	(7)	(1)	(8)	0	0
Bayer AG	1.000	12/20/2020	0.228		200	(5)	(1)	(6)	1	0
Koninklijke DSM NV	1.000	12/20/2020	0.197		300	(9)	(1)	(10)	0	0
Pfizer, Inc.	1.000	12/20/2020	0.161	$	600	(17)	0	(17)	0	0
Reynolds American, Inc.	1.000	12/20/2020	0.164		700	(19)	(1)	(20)	0	0
Telia Co. AB	1.000	12/20/2020	0.301	EUR	200	(5)	(1)	(6)	0	0
United Utilities PLC	1.000	12/20/2020	0.428		200	(4)	(1)	(5)	0	0
UnitedHealth Group, Inc.	1.000	12/20/2020	0.124	$	200	(6)	0	(6)	0	0

						$(92)	$(7)	$(99)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Shell International Finance BV	1.000%	12/20/2026	0.933%	EUR	200	$(3)	$4	$1	$0	$0
Telecom Italia SpA	1.000	06/20/2024	1.984		200	(15)	1	(14)	0	0
Tesco PLC	1.000	06/20/2022	1.525		1,500	(74)	31	(43)	0	0

						$(92)	$(36)	$(56)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Europe Main 26 5-Year Index	1.000%	12/20/2021	EUR	7,400	$(102)	$(93)	$(195)	$6	$0
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022		7,200	(102)	(78)	(180)	7	0

					$(204)	$(171)	$(375)	$13	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-28 5-Year Index	1.000%	06/20/2022	$	3,100	$48	$10	$58	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Year BRL-CDI	9.973%	01/02/2025	BRL	3,700	$0	$(23)	$(23)	$4	$0
Pay	1-Year BRL-CDI	10.300	01/02/2025		7,500	37	(57)	(20)	8	0
Receive(6)	3-Month CAD Bank Bill	1.850	09/15/2027	CAD	1,400	21	6	27	7	0
Pay(6)	3-Month CAD-Bank Bill	1.400	09/13/2019		6,500	(6)	(3)	(9)	0	(3)
Receive	3-Month CAD-Bank Bill	2.200	06/16/2026		1,400	(20)	3	(17)	13	0
Pay	3-Month CHF-LIBOR	0.050	03/16/2026	CHF	600	(4)	1	(3)	0	(3)
Pay	3-Month SEK-STIBOR	1.013	01/23/2025	SEK	700	0	1	1	0	(1)
Pay	3-Month SEK-STIBOR	1.023	01/23/2025		600	0	1	1	0	(1)
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		600	0	1	1	0	(1)
Pay	3-Month SEK-STIBOR	1.036	01/23/2025		700	0	1	1	0	(1)
Pay	3-Month SEK-STIBOR	1.080	01/26/2025		1,400	1	2	3	0	(1)
Pay	3-Month SEK-STIBOR	1.085	01/26/2025		1,600	2	2	4	0	(1)
Pay	3-Month USD-LIBOR	1.000	05/15/2018	$	23,900	(116)	25	(91)	0	(2)
Pay(6)	3-Month USD-LIBOR	1.750	06/18/2018		88,000	37	58	95	0	(7)
Receive(6)	3-Month USD-LIBOR	1.250	05/15/2019		23,900	171	(56)	115	7	0
Receive(6)	3-Month USD-LIBOR	2.250	06/18/2019		88,000	(56)	(120)	(176)	16	0
Receive	3-Month USD-LIBOR	1.250	06/21/2019		25,600	160	18	178	11	0
Pay	3-Month USD-LIBOR	1.228	06/12/2022		4,900	0	(2)	(2)	0	0
Pay	3-Month USD-LIBOR	1.267	06/19/2022		10,400	1	(9)	(8)	0	(1)
Receive(6)	3-Month USD-LIBOR	2.250	12/20/2022		13,600	(166)	48	(118)	28	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/15/2023	$	6,800	$98	$(90)	$8	$15	$0
Receive	3-Month USD-LIBOR	1.750	12/21/2023		33,100	(696)	1,334	638	77	0
Receive(6)	3-Month USD-LIBOR	2.500	12/20/2027		3,400	56	(15)	41	0	(11)
Receive	3-Month USD-LIBOR	2.500	12/16/2035		4,800	(343)	340	(3)	0	(18)
Receive	3-Month USD-LIBOR	2.500	06/15/2036		1,000	(39)	38	(1)	0	(4)
Receive(6)	3-Month USD-LIBOR	2.098	07/01/2041		6,400	130	(7)	123	1	0
Receive	3-Month USD-LIBOR	1.768	12/15/2046		200	4	29	33	1	0
Receive(6)	3-Month USD-LIBOR	2.953	11/12/2049		400	(3)	(21)	(24)	2	0
Receive(6)	3-Month USD-LIBOR	2.955	11/12/2049		1,800	(15)	(94)	(109)	8	0
Pay	3-Month ZAR-JIBAR	8.500	03/15/2027	ZAR	4,700	13	(1)	12	0	(3)
Receive(6)	6-Month EUR-EURIBOR	0.000	09/20/2019	EUR	8,300	10	6	16	0	(7)
Receive(6)	6-Month EUR-EURIBOR	0.250	09/20/2022		6,700	(50)	18	(32)	0	(31)
Pay(6)	6-Month EUR-EURIBOR	2.500	03/21/2023		14,000	1,491	136	1,627	0	(69)
Receive(6)	6-Month EUR-EURIBOR	1.000	09/20/2027		5,600	74	(42)	32	0	(60)
Receive(6)	6-Month EUR-EURIBOR	1.500	03/21/2048		6,900	112	(6)	106	134	(38)
Receive(6)	6-Month GBP-LIBOR	0.750	09/20/2019	GBP	8,400	7	(7)	0	0	(29)
Receive(6)	6-Month GBP-LIBOR	1.000	09/20/2022		2,800	(3)	9	6	16	0
Receive(6)	6-Month GBP-LIBOR	1.500	09/20/2027		10,700	(210)	34	(176)	138	0
Receive(6)	6-Month GBP-LIBOR	1.750	03/21/2048		350	24	(10)	14	0	(11)
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	10,000	0	0	0	0	0
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		1,290,000	(240)	23	(217)	5	0
Pay	6-Month JPY-LIBOR	0.300	03/18/2026		340,000	18	5	23	0	(6)
Receive	6-Month JPY-LIBOR	1.500	06/19/2033		1,340,000	1,790	69	1,859	0	(39)
Receive	6-Month JPY-LIBOR	1.250	06/17/2035		240,000	230	18	248	0	(8)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		690,000	(1,052)	(75)	(1,127)	66	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019	MXN	19,300	(55)	13	(42)	0	(1)
Pay	28-Day MXN-TIIE	7.278	03/22/2022		7,800	0	9	9	0	(1)
Pay	28-Day MXN-TIIE	7.740	02/22/2027		22,000	4	47	51	0	(7)

						$1,417	$1,657	$3,074	$557	$(365)

Total Swap Agreements						$1,077	$1,525	$2,602	$573	$(365)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$11	$186	$573	$770	$(13)	$(310)	$(365)	$(688)

(k)	Securities with an aggregate market value of $2,131 and cash of $2,493 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2017	CNH	11,724		$1,716	$0	$(13)
	12/2017		$1,698	CNH	11,724	13	0
BOA	07/2017	DKK	35,374		$5,335	0	(98)
	07/2017	GBP	1,845		2,371	0	(32)
	07/2017	NZD	624	AUD	595	0	0
	07/2017		$311	ILS	1,129	12	0
	08/2017	EUR	2,734		$3,068	0	(62)
	08/2017	SEK	17,960		2,033	0	(103)
	08/2017		$2,160	EUR	1,902	17	0
	08/2017		1,954	MXN	37,706	113	0
	08/2017		273	TRY	970	0	(1)
	01/2018	DKK	8,833		$1,292	0	(79)
	04/2018		12,378		1,819	0	(112)
BPS	07/2017	BRL	2,338		707	1	0
	07/2017	CAD	5,169		3,841	0	(145)
	07/2017	CHF	1,233	EUR	1,127	1	0
	07/2017	JPY	452,050		$4,037	16	0
	07/2017		$698	BRL	2,338	8	0
	07/2017		4,035	JPY	452,050	0	(16)
	08/2017		239	PEN	788	2	0
	12/2017	INR	16,167		$246	0	0
	01/2018	DKK	4,178		616	0	(32)
	03/2018	MXN	32,700		1,564	0	(174)
	04/2018	DKK	9,250		1,371	0	(72)
BRC	08/2017	CZK	4,000		161	0	(15)
	09/2017		3,000	EUR	111	0	(4)
	10/2017		$526	IDR	7,085,220	0	0
CBK	07/2017	BRL	7,591		$2,297	5	0
	07/2017	CZK	1,000		40	0	(4)
	07/2017		$2,300	BRL	7,591	0	(8)
	07/2017		3,793	GBP	2,948	47	0
	08/2017	EUR	455		$509	0	(12)
	08/2017	JPY	14,000		128	3	0
	08/2017		$637	AUD	830	1	0
	08/2017		2,283	BRL	7,591	0	(5)
	08/2017		144	EUR	126	0	0
	08/2017		178	PEN	585	1	0
	09/2017	SGD	848		$612	0	(4)
	09/2017		$1,717	RUB	99,556	0	(56)
	10/2017		78	IDR	1,049,521	0	0
DUB	07/2017	BRL	765		$232	1	0
	07/2017		$222	BRL	765	9	0
	07/2018	BRL	2,080		$590	0	(1)
FBF	07/2017	INR	98,876		1,530	3	0
	09/2017	MYR	1,285		296	0	(2)
	09/2017		$2,945	KRW	3,310,474	0	(51)
	12/2017		1,510	INR	99,007	0	(4)
GLM	07/2017	BRL	383		$116	0	0
	07/2017	CAD	232		174	0	(5)
	07/2017	JPY	452,050		4,036	15	0
	07/2017		$106	BRL	383	9	0
	07/2017		1,488	GBP	1,164	28	0
	07/2017		4,034	JPY	452,050	0	(14)
	08/2017	EUR	4,357		$4,883	0	(104)
	08/2017	JPY	29,500		266	4	0
	08/2017	MXN	11,420		616	0	(10)
	08/2017	SEK	69,950		7,933	0	(389)
	08/2017		$1,355	CHF	1,358	64	0
	08/2017		272	EUR	245	9	0
	08/2017		109	TRY	388	0	0
	08/2017		497	ZAR	6,704	13	0
	09/2017		894	RUB	54,534	16	0
	10/2017	RUB	81,599		$1,392	39	0
	04/2018	DKK	10,303		1,514	0	(93)
	04/2018		$368	KRW	418,011	0	(1)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	07/2017	BRL	13,500		$3,603	$0	$(472)
	07/2017	DKK	14,345		2,159	0	(45)
	07/2017		$4,081	BRL	13,500	0	(6)
	08/2017	EUR	267		$302	0	(4)
	08/2017	JPY	9,700		85	0	(1)
	08/2017	SEK	2,050		237	0	(7)
	08/2017		$22,073	JPY	2,508,995	279	(7)
	08/2017		368	TRY	1,315	1	0
	09/2017		271	RUB	16,572	5	0
	10/2017	DKK	4,455		$683	0	(5)
	01/2018		1,880		276	0	(16)
	04/2018		2,563		382	0	(18)
JPM	07/2017	BRL	13,362		3,958	5	(80)
	07/2017	DKK	4,025		606	0	(13)
	07/2017	EUR	1,219	SEK	11,788	7	0
	07/2017	JPY	904,100		$8,217	179	0
	07/2017	NZD	1,046	AUD	996	0	(1)
	07/2017		755		$549	0	(4)
	07/2017		$4,044	BRL	13,362	23	(34)
	07/2017		4,120	CAD	5,401	45	0
	07/2017		914	GBP	705	5	0
	08/2017	CAD	5,401		$4,123	0	(45)
	08/2017	CZK	5,000	EUR	188	0	(4)
	08/2017		7,000		$278	0	(29)
	08/2017	EUR	1,075		1,215	0	(15)
	08/2017	MXN	11,284		599	0	(19)
	08/2017	NZD	1,068		783	0	0
	08/2017		$176	BRL	589	1	0
	08/2017		1,052	MXN	18,985	0	(11)
	08/2017		187	PEN	613	1	0
	08/2017		269	TRY	959	0	0
	09/2017	CZK	7,000		$283	0	(25)
	09/2017		$602	THB	20,459	0	0
	10/2017	DKK	1,990		$307	0	0
	10/2017		$605	IDR	8,146,385	0	(1)
	12/2017	INR	21,895		$333	0	0
	12/2017		$288	INR	18,881	0	(1)
	01/2018		6	DKK	36	0	0
	04/2018	KRW	508,048		$452	6	0
	04/2018		$357	KRW	402,268	0	(4)
MSB	07/2017	BRL	6,500		$1,858	0	(104)
	07/2017	EUR	154	SEK	1,487	1	0
	07/2017		$1,965	BRL	6,500	0	(3)
	07/2017		1,695	CNH	11,724	34	0
	07/2017		228	CZK	5,725	22	0
	09/2017	MYR	307		$71	0	0
	04/2018	KRW	417,606		368	1	0
	04/2018		$95	KRW	106,827	0	(1)
NAB	08/2017		51	NOK	429	1	0
NGF	11/2017	MXN	9,600		$466	0	(51)
RBC	07/2017	JPY	1,560,000		14,031	158	0
	08/2017	CHF	1,079		1,129	1	0
	08/2017		$20	EUR	18	0	0
	08/2017		646	JPY	72,200	0	(3)
	09/2017	EUR	112		$122	0	(7)
SCX	08/2017		$1,417	AUD	1,881	28	0
	08/2017		12,870	JPY	1,459,000	124	0
	08/2017		103	MXN	1,864	0	(1)
	08/2017		821	SEK	6,935	4	0
	09/2017	SGD	5,236		$3,794	0	(13)
SOG	08/2017		$188	TRY	669	0	0
	03/2018	CZK	12,391		$507	0	(44)
TOR	07/2017	BRL	11,540		3,488	5	0
	07/2017		$3,561	BRL	11,540	0	(78)
	10/2017	DKK	55,775		$8,605	0	(5)
	01/2018		2,356		349	0	(17)
UAG	07/2017		1,190		179	0	(4)
	07/2017	GBP	2,972		3,809	0	(62)
	07/2017		$140	DKK	970	9	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	23

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2017		$1,504	INR	98,876	$24	$0
	08/2017		595	AUD	786	9	0
	08/2017		43,694	EUR	39,954	2,035	0
	08/2017		3,812	GBP	2,972	62	0
	09/2017	MYR	937		$217	0	0
	09/2017		$1,871	MYR	7,967	0	(25)
	12/2017	CNH	11,412		$1,616	0	(50)

Total Forward Foreign Currency Contracts						$3,525	$(3,056)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	907	$16	$18
CBK	Put - OTC EUR versus TRY	TRY	4.071	09/27/2017	EUR	1,100	28	18
DUB	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	667	12	13
GLM	Put - OTC AUD versus JPY		75.600	06/19/2018	AUD	1,200	17	14
	Call - OTC USD versus JPY		120.000	04/20/2020	$	1,067	20	21

							$93	$84

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.265%	09/11/2017	EUR	3,100	$31	$4
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018	$	12,700	11	1
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.164	09/11/2017	EUR	1,600	18	4
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.223	09/11/2017		800	8	1
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.030	12/18/2017	$	46,200	47	3
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018		64,500	54	4

								$169	$17

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.400%	3-Month USD-LIBOR	10/26/2017	$28,300	$3	$0

Total Purchased Options						$265	$101

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus KRW	KRW	1,075.000	04/25/2018	$	275	$(6)	$(3)
CBK	Put - OTC EUR versus TRY	TRY	3.950	09/27/2017	EUR	1,100	(10)	(6)
	Call - OTC EUR versus TRY		4.171	09/27/2017		1,100	(17)	(24)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	500	(27)	0
GLM	Put - OTC CAD versus JPY	JPY	76.700	06/19/2018	CAD	1,200	(16)	(12)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$	900	(86)	(23)
	Put - OTC USD versus BRL		3.892	07/02/2018		900	(87)	(117)
	Put - OTC USD versus KRW	KRW	1,075.000	04/20/2018		1,067	(20)	(11)
JPM	Put - OTC USD versus KRW		1,075.000	04/25/2018		1,072	(22)	(11)

							$(291)	$(207)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/11/2017	$ 6,500	$(19)	$(3)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.000%	3-Month USD-LIBOR	10/26/2017	$28,300	$0	$0

Total Written Options						$(310)	$(210)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		167		0		0		0		167
Notional Amount in $	$	57,700	$	15,514	$	(32,300)	$	(1,400)	$	0	$	39,514
Notional Amount in CAD	CAD	0	CAD	3,738	CAD	(2,538)	CAD	0	CAD	0	CAD	1,200
Notional Amount in EUR	EUR	2,940	EUR	4,712	EUR	(2,000)	EUR	(2,196)	EUR	(1,256)	EUR	2,200
Notional Amount in GBP	GBP	4,638	GBP	0	GBP	0	GBP	(4,638)	GBP	0	GBP	0
Notional Amount in JPY	JPY	410,000	JPY	0	JPY	0	JPY	0	JPY	(410,000)	JPY	0
Premiums	$	(935)	$	(230)	$	734	$	84	$	9	$	(338)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Japan Government International Bond	(1.000)%	06/20/2022	0.258%	$	900	$(32)	$0	$0	$(32)
BRC	Japan Government International Bond	(1.000)	06/20/2022	0.258		300	(11)	0	0	(11)
GST	Japan Government International Bond	(1.000)	06/20/2022	0.258		300	(11)	0	0	(11)
	UST, Inc.	(0.720)	03/20/2018	0.047		1,000	0	(5)	0	(5)

							$(54)	$(5)	$0	$(59)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Brazil Government International Bond	1.000%	03/20/2023	2.661%	$	800	$(43)	$(25)	$0	$(68)
CBK	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.227	EUR	100	(4)	3	0	(1)
FBF	Brazil Government International Bond	1.000	12/20/2021	2.161	$	300	(18)	4	0	(14)

							$(65)	$(18)	$0	$(83)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(5)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	3,700	$	2,824	$(11)	$41	$30	$0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	1,900		2,413	(8)	68	60	0
CBK	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020		5,200		6,360	(10)	415	405	0
CIB	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	4,600		3,468	(45)	126	81	0
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	300		366	0	24	24	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	25

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date(5)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	14,400	$	10,856	$(15)	$269	$254	$0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	7,800		9,539	(15)	623	608	0
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	3,100		2,337	(12)	67	55	0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	600		732	18	31	49	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		4,700		5,969	(20)	168	148	0
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020		1,500		1,834	(9)	126	117	0

								$(127)	$1,958	$1,831	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KORIBOR	1.860%	12/01/2020	KRW	757,900	$0	$4	$4	$0
CBK	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		469,700	0	3	3	0
DUB	Pay	3-Month KRW-KORIBOR	1.860	12/01/2020		2,273,700	0	13	13	0
NGF	Pay	3-Month KRW-KORIBOR	1.863	12/01/2020		757,900	0	4	4	0

							$0	$24	$24	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.800%	06/24/2019	$ 2	$0	$2	$2	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.750	06/26/2019	3	0	3	3	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/24/2019	2	0	(2)	0	(2)
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/26/2019	3	0	(2)	0	(2)

						$0	$1	$5	$(4)

Total Swap Agreements						$(246)	$1,960	$1,860	$(146)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$13	$0	$0	$13	$(13)	$0	$0	$(13)	$0	$0	$0
BOA	142	18	94	254	(487)	0	0	(487)	(233)	323	90
BPS	28	0	0	28	(439)	(3)	(32)	(474)	(446)	303	(143)
BRC	0	4	0	4	(19)	0	(79)	(98)	(94)	97	3
CBK	57	18	408	483	(89)	(30)	(1)	(120)	363	0	363
CIB	0	0	81	81	0	0	0	0	81	0	81
DUB	10	13	42	65	(1)	0	(4)	(5)	60	0	60

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
FBF	$3	$0	$0	$3	$(57)	$0	$(14)	$(71)	$(68)	$0	$(68)
GLM	197	41	862	1,100	(616)	(166)	0	(782)	318	467	785
GST	0	0	0	0	0	0	(16)	(16)	(16)	0	(16)
HUS	285	0	0	285	(581)	0	0	(581)	(296)	270	(26)
JPM	272	0	0	272	(286)	(11)	0	(297)	(25)	22	(3)
MSB	58	0	0	58	(108)	0	0	(108)	(50)	0	(50)
MYC	0	7	0	7	0	0	0	0	7	0	7
NAB	1	0	0	1	0	0	0	0	1	0	1
NGF	0	0	4	4	(51)	0	0	(51)	(47)	0	(47)
RBC	159	0	55	214	(10)	0	0	(10)	204	0	204
RYL	0	0	197	197	0	0	0	0	197	(10)	187
SCX	156	0	0	156	(14)	0	0	(14)	142	(300)	(158)
SOG	0	0	117	117	(44)	0	0	(44)	73	0	73
TOR	5	0	0	5	(100)	0	0	(100)	(95)	0	(95)
UAG	2,139	0	0	2,139	(141)	0	0	(141)	1,998	(2,080)	(82)

Total Over the Counter	$3,525	$101	$1,860	$5,486	$(3,056)	$(210)	$(146)	$(3,412)

(m)	Securities with an aggregate market value of $1,482 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$11	$11
Futures	0	0	0	0	186	186
Swap Agreements	0	16	0	0	557	573

	$0	$16	$0	$0	$754	$770

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,525	$0	$3,525
Purchased Options	0	0	0	84	17	101
Swap Agreements	0	0	0	1,836	24	1,860

	$0	$0	$0	$5,445	$41	$5,486

	$0	$16	$0	$5,445	$795	$6,256

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	27

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$13	$13
Futures	0	0	0	0	310	310
Swap Agreements	0	0	0	0	365	365

	$0	$0	$0	$0	$688	$688

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,056	$0	$3,056
Written Options	0	0	0	207	3	210
Swap Agreements	0	142	0	4	0	146

	$0	$142	$0	$3,267	$3	$3,412

	$0	$142	$0	$3,267	$691	$4,100

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Futures	0	0	0	0	1,416	1,416
Swap Agreements	0	(78)	0	0	7,045	6,967

	$0	$(78)	$0	$0	$8,453	$8,375

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,561	$0	$2,561
Purchased Options	0	0	0	(24)	136	112
Written Options	0	0	0	222	(289)	(67)
Swap Agreements	0	(26)	0	(1,029)	7	(1,048)

	$0	$(26)	$0	$1,730	$(146)	$1,558

	$0	$(104)	$0	$1,730	$8,307	$9,933

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	14	14
Futures	0	0	0	0	(54)	(54)
Swap Agreements	0	(139)	0	0	(7,556)	(7,695)

	$0	$(139)	$0	$0	$(7,598)	$(7,737)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,826)	$0	$(1,826)
Purchased Options	0	0	0	(9)	(259)	(268)
Written Options	0	0	0	(98)	295	197
Swap Agreements	0	70	0	1,923	1,541	3,534

	$0	$70	$0	$(10)	$1,577	$1,637

	$0	$(69)	$0	$(10)	$(6,021)	$(6,100)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$625	$0	$625
Sovereign Issues	0	671	0	671
Bermuda
Loan Participations and Assignments	0	0	2,315	2,315
Brazil
Corporate Bonds & Notes	0	1,570	0	1,570
Canada
Corporate Bonds & Notes	0	3,537	0	3,537
Non-Agency Mortgage-Backed Securities	0	886	0	886
Sovereign Issues	0	7,741	0	7,741
Cayman Islands
Asset-Backed Securities	0	10,258	0	10,258
Corporate Bonds & Notes	0	301	0	301
Czech Republic
Sovereign Issues	0	582	0	582
Denmark
Corporate Bonds & Notes	0	20,162	0	20,162
France
Corporate Bonds & Notes	0	3,164	0	3,164
Sovereign Issues	0	6,821	0	6,821
Germany
Corporate Bonds & Notes	0	2,119	0	2,119
Greece
Sovereign Issues	0	944	0	944
Guernsey, Channel Islands
Corporate Bonds & Notes	0	901	0	901
Ireland
Asset-Backed Securities	0	1,490	0	1,490
Corporate Bonds & Notes	0	1,840	0	1,840
Sovereign Issues	0	620	0	620
Italy
Corporate Bonds & Notes	0	2,161	0	2,161
Non-Agency Mortgage-Backed Securities	0	731	0	731
Sovereign Issues	0	1,465	0	1,465
Japan
Corporate Bonds & Notes	0	2,449	0	2,449
Sovereign Issues	0	7,490	0	7,490
Kuwait
Sovereign Issues	0	2,140	0	2,140
Luxembourg
Corporate Bonds & Notes	0	831	0	831
Netherlands
Asset-Backed Securities	0	436	0	436
Corporate Bonds & Notes	0	6,600	0	6,600
Norway
Corporate Bonds & Notes	0	804	0	804
Sovereign Issues	0	212	0	212
Poland
Sovereign Issues	0	531	0	531
Portugal
Corporate Bonds & Notes	0	664	0	664
Qatar
Sovereign Issues	0	516	0	516
Saudi Arabia
Sovereign Issues	0	2,465	0	2,465
Slovenia
Sovereign Issues	0	1,841	0	1,841

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
South Korea
Corporate Bonds & Notes	$0	$198	$0	$198
Sovereign Issues	0	764	0	764
Spain
Corporate Bonds & Notes	0	831	0	831
Sovereign Issues	0	5,298	0	5,298
Supranational
Corporate Bonds & Notes	0	1,147	0	1,147
Sweden
Corporate Bonds & Notes	0	13,244	0	13,244
Switzerland
Corporate Bonds & Notes	0	1,815	0	1,815
Sovereign Issues	0	158	0	158
United Kingdom
Corporate Bonds & Notes	0	12,694	0	12,694
Non-Agency Mortgage-Backed Securities	0	3,369	0	3,369
Sovereign Issues	0	4,897	0	4,897
United States
Asset-Backed Securities	0	7,084	0	7,084
Corporate Bonds & Notes	0	36,101	0	36,101
Loan Participations and Assignments	0	990	0	990
Municipal Bonds & Notes	0	2,060	0	2,060
Non-Agency Mortgage-Backed Securities	0	13,542	723	14,265
U.S. Government Agencies	0	35,998	0	35,998
U.S. Treasury Obligations	0	16,699	0	16,699
Short-Term Instruments
Certificates of Deposit	0	1,301	0	1,301
Repurchase Agreements	0	796	0	796
Czech Republic Treasury Bills	0	1,138	0	1,138
Japan Treasury Bills	0	22,051	0	22,051
Mexico Treasury Bills	0	2,230	0	2,230

	$0	$279,973	$3,038	$283,011

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,208	$0	$0	$7,208

Total Investments	$7,208	$279,973	$3,038	$290,219

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	197	573	0	770
Over the counter	0	5,486	0	5,486

	$197	$6,059	$0	$6,256

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(315)	(373)	0	(688)
Over the counter	0	(3,411)	(1)	(3,412)

	$(315)	$(3,784)	$(1)	$(4,100)

Total Financial Derivative Instruments	$(118)	$2,275	$(1)	$2,156

Totals	$7,090	$282,248	$3,037	$292,375

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	29

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

June 30, 2017 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2017:

Category and Subcategory	Beginning Balance at 12/31/2016	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2017(2)
Investments in Securities, at Value
Bermuda
Loan Participations and Assignments	$2,700	$0	$(417)	$(1)	$(2)	$35	$0	$0	$2,315	$30
United States
Non-Agency Mortgage-Backed Securities	842	0	(141)	0	2	20	0	0	723	13

	$3,542	$0	$(558)	$(1)	$0	$55	$0	$0	$3,038	$43

Financial Derivative Instruments - Liabilities
Over the counter	$0	$3	$0	$0	$0	$(4)	$0	$0	$(1)	$2

Totals	$3,542	$3	$(558)	$(1)	$0	$51	$0	$0	$3,037	$45

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bermuda
Loan Participations and Assignments	$2,315	Proxy Pricing	Base Price	100.500
United States
Non-Agency Mortgage-Backed Securities	723	Third Party Vendor	Broker Quote	86.500-95.000

Financial Derivative Instruments - Liabilities
Over the counter	(1)	Indicative Market Quotation	Broker Quote	(0.997)

Total	$3,037

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

SEMIANNUAL REPORT	JUNE 30, 2017	31

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

SEMIANNUAL REPORT	JUNE 30, 2017	33

Notes to Financial Statements (Cont.)

Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy   U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy.

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In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$7,644	$69,615	$(70,050)	$(1)	$0	$7,208	$15	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio.

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A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Portfolio at June 30, 2017 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the

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Notes to Financial Statements (Cont.)

unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold

(“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  The Portfolio may enter into differing forms of straddle options (“Straddle”). A Straddle is an investment strategy that uses combinations of options that allow the Portfolio to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only

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Notes to Financial Statements (Cont.)

applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a

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credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or

(vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

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Notes to Financial Statements (Cont.)

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the

Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract,

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repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United

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Notes to Financial Statements (Cont.)

States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.50%	0.50%	0.50%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees

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June 30, 2017 (Unaudited)

payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$325,820	$347,705	$99,304	$41,994

SEMIANNUAL REPORT	JUNE 30, 2017	47

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	80	$952	357	$4,337
Administrative Class	1,540	18,305	3,271	38,794
Advisor Class	248	2,942	345	4,034
Issued as reinvestment of distributions
Institutional Class	4	52	10	120
Administrative Class	78	935	261	3,108
Advisor Class	11	128	41	485
Cost of shares redeemed
Institutional Class	(70)	(839)	(111)	(1,313)
Administrative Class	(2,095)	(24,898)	(4,260)	(50,490)
Advisor Class	(547)	(6,500)	(779)	(9,246)
Net increase (decrease) resulting from Portfolio share transactions	(751)	$(8,923)	(865)	$(10,171)

As of June 30, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 66% of the Portfolio. One shareholder is a related party and comprises 31% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

48	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Global Bond Portfolio (Unhedged)	$4,874	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$286,582	$8,496	$(4,859)	$3,637

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2017	49

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	NAB	National Australia Bank Ltd.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PEN	Peruvian New Sol
BRL	Brazilian Real	ILS	Israeli Shekel	PLN	Polish Zloty
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	THB	Thai Baht
CZK	Czech Koruna	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
ATM	At-the-money	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
BTP	Buoni del Tesoro Poliennali	KORIBOR	Korea Interbank Offered Rate	TIBOR	Tokyo Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation

50	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT08SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Global Core Bond (Hedged) Portfolio

Share Class

∎	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Global Core Bond (Hedged) Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and

4	PIMCO VARIABLE INSURANCE TRUST

asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Core Bond (Hedged) Portfolio	05/02/11	—	05/02/11	—	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO Global Core Bond (Hedged) Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Geographic Breakdown

as of 06/30/2017†§

United States‡	38.0%
Denmark	12.3%
United Kingdom	9.6%
Japan	8.3%
Canada	5.3%
Netherlands	4.7%
Sweden	3.9%
Cayman Islands	3.2%
France	2.1%
Italy	2.0%
Spain	1.8%
Switzerland	1.2%
Slovenia	1.1%
Other	6.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	Inception≈
PIMCO Global Core Bond (Hedged) Portfolio Administrative Class	2.01%	3.72%	0.61%	0.61%
Bloomberg Barclays Global Aggregate (USD Hedged) Indexª±	1.43%	(0.41)%	3.32%	3.90%♦
Bloomberg Barclays U.S. Aggregate Index	2.27%	(0.31)%	2.21%	3.15%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 05/02/2011.

ª Prior to October 21, 2016, the Fund’s primary benchmark was the Bloomberg Barclays U.S. Aggregate Index.

± Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.76% for Administrative Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Core Bond (Hedged) Portfolio seeks total return which exceeds that of its benchmark, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of non-agency mortgage-backed securities (MBS) contributed to relative performance, as total returns were positive.

»	U.S. interest rate strategies contributed to relative performance, particularly an underweight to the front end of the U.S. yield curve as front end rates moved higher.

»	Exposure to non-investment-grade corporate bond spread duration contributed to relative performance, as spreads narrowed.

»	Underweight to investment grade corporate spread duration detracted from relative performance, as spreads narrowed.

»	Exposure to duration in Brazil detracted from performance, as yields rose.

»	Short positioning in the Singapore dollar detracted from relative performance, as the Singapore dollar appreciated against the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Core Bond (Hedged) Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/2017)	Ending Account Value (06/30/2017)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/2017)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,020.10	$3.81	$1,000.00	$1,021.03	$3.85	0.76%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO Global Core Bond (Hedged) Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Administrative Class
01/01/2017 - 06/30/2017+	$9.21	$0.07	$0.11	$0.18	$(0.05)	$0.00	$0.00	$(0.05)
12/31/2016	8.77	0.21	0.38	0.59	(0.15)	0.00	0.00	(0.15)
12/31/2015	9.42	0.14	(0.61)	(0.47)	0.00	0.00	(0.18)	(0.18)
12/31/2014	9.75	0.16	(0.30)	(0.14)	(0.19)	0.00	0.00	(0.19)
12/31/2013	10.25	0.14	(0.46)	(0.32)	(0.15)	(0.03)	0.00	(0.18)
12/31/2012	9.84	0.10	0.51	0.61	(0.12)	(0.08)	0.00	(0.20)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Effective October 21, 2016 the Portfolio’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25% and the Portfolio’s supervisory and administrative fee was decreased by 0.04% to an annual rate of 0.31%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.34	2.01%	$101,931	0.76	%*	0.76	%*	0.71	%*	0.71	%*	1.50	%*	119%
9.21	6.78	107,052	0.91	(c)	0.91	(c)	0.86	(c)	0.86	(c)	2.31		342
8.77	(5.03)	214,181	0.90		0.90		0.90		0.90		1.50		256
9.42	(1.49)	218,872	0.90		0.90		0.90		0.90		1.59		145
9.75	(3.14)	236,780	0.90		0.90		0.90		0.90		1.43		156
10.25	6.19	201,022	0.90		0.90		0.90		0.90		1.02		179

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO Global Core Bond (Hedged) Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$130,339
Investments in Affiliates	2,012
Financial Derivative Instruments
Exchange-traded or centrally cleared	273
Over the counter	1,690
Cash	2
Deposits with counterparty	1,923
Foreign currency, at value	369
Receivable for investments sold	35,958
Receivable for TBA investments sold	23,806
Receivable for Portfolio shares sold	23
Interest and/or dividends receivable	681
Dividends receivable from Affiliates	1
Total Assets	197,077

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$13,360
Payable for sale-buyback transactions	4,884
Financial Derivative Instruments
Exchange-traded or centrally cleared	249
Over the counter	2,628
Payable for investments purchased	34,998
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	38,960
Accrued investment advisory fees	23
Accrued supervisory and administrative fees	28
Accrued servicing fees	14
Other liabilities	1
Total Liabilities	95,146

Net Assets	$101,931

Net Assets Consist of:
Paid in capital	$105,825
Undistributed (overdistributed) net investment income	(1,058)
Accumulated undistributed net realized gain (loss)	41
Net unrealized appreciation (depreciation)	(2,877)

Net Assets	$101,931

Net Assets:
Administrative Class	$101,931

Shares Issued and Outstanding:
Administrative Class	10,914

Net Asset Value Per Share Outstanding:
Administrative Class	$9.34

Cost of investments in securities	$130,753
Cost of investments in Affiliates	$2,012
Cost of foreign currency held	$367
Cost or premiums of financial derivative instruments, net	$(99)

* Includes repurchase agreements of:	$634

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest	$1,181
Dividends	2
Dividends from Investments in Affiliates	7
Total Income	1,190

Expenses:
Investment advisory fees	131
Supervisory and administrative fees	163
Servicing fees - Administrative Class	79
Trustee fees	1
Interest expense	24
Miscellaneous expense	1
Total Expenses	399

Net Investment Income (Loss)	791

Net Realized Gain (Loss):
Investments in securities	(734)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	278
Over the counter financial derivative instruments	574
Foreign currency	1,874

Net Realized Gain (Loss)	1,991

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	5,491
Exchange-traded or centrally cleared financial derivative instruments	(530)
Over the counter financial derivative instruments	(2,494)
Foreign currency assets and liabilities	(3,126)

Net Change in Unrealized Appreciation (Depreciation)	(659)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,123

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO Global Core Bond (Hedged) Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$791	$3,930
Net realized gain (loss)	1,991	(996)
Net change in unrealized appreciation (depreciation)	(659)	10,474

Net Increase (Decrease) in Net Assets Resulting from Operations	2,123	13,408

Distributions to Shareholders:
From net investment income
Administrative Class	(620)	(2,800)

Total Distributions(a)	(620)	(2,800)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(6,624)	(117,737)

Total Increase (Decrease) in Net Assets	(5,121)	(107,129)

Net Assets:
Beginning of period	107,052	214,181
End of period*	$101,931	$107,052

* Including undistributed (overdistributed) net investment income of:	$(1,058)	$(1,229)

**	See Note 13, Shares of Benefical Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.8%

AUSTRALIA 0.4%

CORPORATE BONDS & NOTES 0.4%
Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		$400	$404

Total Australia (Cost $401)			404

BELGIUM 0.6%

CORPORATE BONDS & NOTES 0.6%
KBC Bank NV
8.000% due 01/25/2023		600	619

Total Belgium (Cost $607)			619

BRAZIL 0.7%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
6.125% due 01/17/2022		100	103
6.250% due 03/17/2024		400	409
7.375% due 01/17/2027		200	212

Total Brazil (Cost $715)			724

CANADA 6.9%

CORPORATE BONDS & NOTES 0.6%
Enbridge, Inc.
1.946% due 06/15/2020		100	100
Royal Bank of Canada
2.300% due 03/22/2021 (i)		500	502

			602

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%
Canadian Mortgage Pools
0.955% due 06/01/2020	CAD	226	174
1.155% due 07/01/2020		533	412
1.155% due 08/01/2020		157	122

			708

SOVEREIGN ISSUES 5.6%
Canada Government International Bond
1.500% due 12/01/2044 (e)(i)		113	107
Canada Housing Trust
2.400% due 12/15/2022 (i)		2,800	2,225
Province of Alberta
1.250% due 06/01/2020 (i)		400	306
2.350% due 06/01/2025 (i)		600	463
Province of Ontario
2.400% due 06/02/2026 (i)		2,300	1,775
2.500% due 09/10/2021		$800	811

			5,687

Total Canada (Cost $7,001)			6,997

CAYMAN ISLANDS 4.2%

ASSET-BACKED SECURITIES 3.9%
Atlas Senior Loan Fund Ltd.
2.408% due 10/15/2026		300	301
Avery Point CLO Ltd.
2.278% due 01/18/2025		400	400
Blue Hill CLO Ltd.
2.338% due 01/15/2026		300	300
Carlyle Global Market Strategies CLO Ltd.
2.298% due 10/16/2025		500	501
Cent CLO Ltd.
2.380% due 07/27/2026		500	501
CIFC Funding Ltd.
2.392% due 05/24/2026		300	301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Flagship Ltd.
2.276% due 01/20/2026		$500	$500
Flatiron CLO Ltd.
2.338% due 07/17/2026		400	400
NewMark Capital Funding CLO Ltd.
2.372% due 06/30/2026		300	300
Sudbury Mill CLO Ltd.
2.308% due 01/17/2026		500	501

			4,005

CORPORATE BONDS & NOTES 0.3%
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(g)		252	86
6.750% due 10/01/2023 ^(g)		579	198

			284

Total Cayman Islands (Cost $4,775)			4,289

CZECH REPUBLIC 0.0%

SOVEREIGN ISSUES 0.0%
Czech Republic Government International Bond
1.200% due 07/23/2017	CZK	1,000	44

Total Czech Republic (Cost $39)			44

DENMARK 15.9%

CORPORATE BONDS & NOTES 15.9%
BRFkredit A/S
2.000% due 10/01/2047	DKK	396	60
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		3,800	575
2.500% due 10/01/2037		602	96
2.500% due 10/01/2047		2,327	365
3.000% due 10/01/2047		65	10
Nykredit Realkredit A/S
1.000% due 01/01/2018		17,800	2,758
1.000% due 04/01/2018		500	78
2.000% due 10/01/2017		3,300	510
2.000% due 10/01/2037		1,722	270
2.000% due 10/01/2047		6,389	960
2.500% due 10/01/2037		2,166	348
2.500% due 10/01/2047		6,314	985
4.000% due 01/01/2018		15,000	2,356
Realkredit Danmark A/S
1.000% due 01/01/2018		8,000	1,238
1.000% due 04/01/2018		20,800	3,231
2.000% due 01/01/2018		1,300	202
2.000% due 04/01/2018		4,800	751
2.000% due 10/01/2037		2,323	363
2.000% due 10/01/2047		3,879	583
2.500% due 10/01/2037		723	115
2.500% due 10/01/2047		2,524	394

Total Denmark (Cost $15,362)			16,248

FRANCE 2.7%

CORPORATE BONDS & NOTES 1.4%
Dexia Credit Local S.A.
1.875% due 09/15/2021		$900	879
2.250% due 02/18/2020		250	250
SFR Group S.A.
7.375% due 05/01/2026		300	327

			1,456

SOVEREIGN ISSUES 1.3%
France Government International Bond
2.000% due 05/25/2048 (i)	EUR	900	1,064
3.250% due 05/25/2045 (i)		200	304

			1,368

Total France (Cost $2,798)			2,824

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 0.6%

CORPORATE BONDS & NOTES 0.6%
Deutsche Bank AG
4.250% due 10/14/2021		$500	$524
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	100	83

Total Germany (Cost $578)			607

GREECE 0.5%

CORPORATE BONDS & NOTES 0.2%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	200	226

SOVEREIGN ISSUES 0.3%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	32,000	283

Total Greece (Cost $506)			509

IRELAND 0.4%

ASSET-BACKED SECURITIES 0.1%
CELF Low Levered Partners PLC
0.000% due 03/04/2024	EUR	124	142

CORPORATE BONDS & NOTES 0.3%
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019		$300	318

Total Ireland (Cost $487)			460

ITALY 2.7%

CORPORATE BONDS & NOTES 0.6%
Banca Carige SpA
3.875% due 10/24/2018	EUR	300	356
Intesa Sanpaolo SpA
6.625% due 05/08/2018		200	240

			596

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%
Claris Finance SRL
0.102% due 10/31/2060		739	843
F-E Mortgages SRL
0.000% due 12/15/2043		31	36

			879

SOVEREIGN ISSUES 1.2%
Italy Buoni Poliennali Del Tesoro
2.800% due 03/01/2067 (i)		400	381
Italy Government International Bond
6.000% due 08/04/2028	GBP	500	804

			1,185

Total Italy (Cost $3,020)			2,660

JAPAN 5.5%

CORPORATE BONDS & NOTES 0.2%
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		$200	203

SOVEREIGN ISSUES 5.3%
Japan Bank for International Cooperation
2.000% due 11/04/2021		200	197
2.500% due 06/01/2022		200	201
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		600	591

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Japan Government International Bond
0.400% due 03/20/2036	JPY	370,000	$3,217
0.500% due 09/20/2046		110,000	896
Tokyo Metropolitan Government
2.000% due 05/17/2021		$300	295

			5,397

Total Japan (Cost $6,162)			5,600

KUWAIT 0.9%

SOVEREIGN ISSUES 0.9%
Kuwait International Government Bond
2.750% due 03/20/2022		200	201
3.500% due 03/20/2027		700	716

Total Kuwait (Cost $892)			917

LUXEMBOURG 0.4%

CORPORATE BONDS & NOTES 0.4%
Wind Acquisition Finance S.A.
3.668% due 07/15/2020	EUR	400	459

Total Luxembourg (Cost $447)			459

NETHERLANDS 6.2%

ASSET-BACKED SECURITIES 1.1%
Cadogan Square CLO BV
0.000% due 01/17/2023		48	54
0.409% due 07/24/2023		500	567
Highlander Euro CDO BV
0.000% due 05/01/2023		74	85
Jubilee CDO BV
0.000% due 07/30/2024		141	161
Malin CLO BV
0.000% due 05/07/2023		179	205
Panther CDO BV
0.044% due 10/15/2084		30	34

			1,106

CORPORATE BONDS & NOTES 5.1%
Enel Finance International NV
5.125% due 10/07/2019		$300	320
ING Bank NV
2.625% due 12/05/2022 (i)		500	505
2.625% due 12/05/2022		1,000	1,009
4.125% due 11/21/2023		1,300	1,331
ING Groep NV
2.445% due 03/29/2022		300	305
NXP BV
4.125% due 06/15/2020		200	210
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	200	271
Teva Pharmaceutical Finance Netherlands BV
1.400% due 07/20/2018		$200	200
1.700% due 07/19/2019		100	99
Vonovia Finance BV
3.200% due 10/02/2017		900	902

			5,152

Total Netherlands (Cost $6,155)			6,258

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%
DNB Boligkreditt A/S
2.500% due 03/28/2022		300	302

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,100	146

Total Norway (Cost $459)			448

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 0.2%

SOVEREIGN ISSUES 0.2%
Poland Government International Bond
2.250% due 04/25/2022	PLN	900	$239

Total Poland (Cost $223)			239

PORTUGAL 0.4%

CORPORATE BONDS & NOTES 0.4%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	300	109
Novo Banco S.A.
5.000% due 05/21/2019		300	283

Total Portugal (Cost $702)			392

QATAR 0.2%

SOVEREIGN ISSUES 0.2%
Qatar Government International Bond
4.625% due 06/02/2046		$200	203

Total Qatar (Cost $195)			203

SAUDI ARABIA 1.2%

SOVEREIGN ISSUES 1.2%
Saudi Government International Bond
2.375% due 10/26/2021		1,000	985
3.250% due 10/26/2026		200	199

Total Saudi Arabia (Cost $1,189)			1,184

SLOVENIA 1.4%

SOVEREIGN ISSUES 1.4%
Slovenia Government International Bond
5.500% due 10/26/2022		700	801
5.850% due 05/10/2023		550	643

Total Slovenia (Cost $1,237)			1,444

SPAIN 2.4%

CORPORATE BONDS & NOTES 0.6%
Banco Popular Espanol S.A.
8.250% due 04/29/2049 ^(f)	EUR	200	6
Banco Santander S.A.
6.250% due 09/11/2021 (f)		100	119
Merlin Properties Socimi S.A.
2.225% due 04/25/2023		400	477

			602

SOVEREIGN ISSUES 1.8%
Autonomous Community of Catalonia
4.750% due 06/04/2018		175	207
4.900% due 09/15/2021		100	122
4.950% due 02/11/2020		300	368
Spain Government International Bond
1.500% due 04/30/2027		600	684
2.900% due 10/31/2046		400	462

			1,843

Total Spain (Cost $2,662)			2,445

SWEDEN 5.1%

CORPORATE BONDS & NOTES 5.1%
Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	5,300	635
2.250% due 09/21/2022		5,000	637
Nordea Hypotek AB
1.000% due 04/08/2022		8,300	1,001

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021	SEK	2,000	$247
Stadshypotek AB
1.500% due 12/15/2021		4,000	494
4.500% due 09/21/2022		7,000	989
Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		2,000	244
2.000% due 06/17/2026		1,000	123
Swedbank AB
2.200% due 03/04/2020		$200	200
Swedbank Hypotek AB
1.000% due 09/15/2021	SEK	1,800	218
1.000% due 06/15/2022		3,100	373

Total Sweden (Cost $4,930)			5,161

SWITZERLAND 1.6%

CORPORATE BONDS & NOTES 1.6%
Credit Suisse AG
1.862% due 01/29/2018		$500	502
UBS AG
1.799% due 06/08/2020		300	301
2.200% due 06/08/2020		200	200
5.125% due 05/15/2024		550	582

Total Switzerland (Cost $1,566)			1,585

UNITED KINGDOM 12.0%

CORPORATE BONDS & NOTES 7.0%
Barclays Bank PLC
7.625% due 11/21/2022		800	917
Barclays PLC
8.250% due 12/15/2018 (f)		490	521
British Telecommunications PLC
9.125% due 12/15/2030		100	152
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	100	149
HSBC Holdings PLC
4.300% due 03/08/2026 (i)		$800	852
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	822
5.125% due 03/07/2025		400	653
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)		500	722
Nationwide Building Society
4.125% due 03/20/2023	EUR	200	235
Santander UK Group Holdings PLC
2.875% due 08/05/2021		$300	301
4.750% due 09/15/2025		500	519
7.375% due 06/24/2022 (f)	GBP	500	686
Tesco PLC
5.125% due 04/10/2047	EUR	100	121
Virgin Media Secured Finance PLC
4.875% due 01/15/2027	GBP	100	134
5.000% due 04/15/2027		100	135
Virgin Money PLC
2.250% due 04/21/2020		200	266

			7,185

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%
Alba PLC
0.490% due 11/25/2042		416	522
Eurosail PLC
1.240% due 06/13/2045		600	782
Newgate Funding PLC
0.419% due 12/15/2050		293	378
Ripon Mortgages PLC
1.172% due 08/20/2056		400	523
RMAC PLC
0.709% due 12/12/2036		265	338

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RMAC Securities PLC
0.459% due 06/12/2044	GBP	334	$418
Southern Pacific Financing PLC
0.469% due 06/10/2043		309	397

			3,358

SOVEREIGN ISSUES 1.7%
United Kingdom Gilt
3.500% due 01/22/2045 (i)		1,000	1,749

Total United Kingdom (Cost $12,884)			12,292

UNITED STATES 46.8%

ASSET-BACKED SECURITIES 4.6%
Accredited Mortgage Loan Trust
1.346% due 02/25/2037		$54	53
Argent Securities Trust
1.366% due 07/25/2036		405	178
1.376% due 05/25/2036		703	247
Bear Stearns Asset-Backed Securities Trust
1.536% due 01/25/2047		206	203
Countrywide Asset-Backed Certificates
1.356% due 07/25/2037 ^		290	251
1.986% due 11/25/2035		17	17
4.132% due 04/25/2036		88	88
4.816% due 07/25/2036		63	64
Countrywide Asset-Backed Certificates Trust
2.466% due 07/25/2035		700	701
Credit-Based Asset Servicing and Securitization LLC
3.907% due 03/25/2037 ^		315	180
First Franklin Mortgage Loan Trust
2.491% due 07/25/2034		182	180
GSAA Home Equity Trust
1.666% due 08/25/2037		86	80
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.456% due 04/25/2037		342	229
MASTR Asset-Backed Securities Trust
1.426% due 05/25/2037		484	433
Morgan Stanley ABS Capital, Inc. Trust
1.446% due 10/25/2036		672	411
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		42	39
New Century Home Equity Loan Trust
4.289% due 06/20/2031		491	452
NovaStar Mortgage Funding Trust
1.346% due 03/25/2037		711	475
Renaissance Home Equity Loan Trust
5.294% due 01/25/2037		371	203
Structured Asset Investment Loan Trust
2.941% due 10/25/2034		232	217
Structured Asset Securities Corp. Mortgage Loan Trust
1.376% due 03/25/2036		42	42

			4,743

CORPORATE BONDS & NOTES 11.8%
AbbVie, Inc.
2.500% due 05/14/2020		200	203
3.200% due 05/14/2026		300	297
Air Lease Corp.
2.125% due 01/15/2018		300	301
2.625% due 09/04/2018		200	202
Ally Financial, Inc.
3.600% due 05/21/2018		500	507
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023 (i)		500	516
AT&T, Inc.
1.800% due 09/04/2026	EUR	200	227
2.023% due 07/15/2021		$400	404

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Charter Communications Operating LLC
4.464% due 07/23/2022	$500	$533
6.384% due 10/23/2035	300	357
CIT Group, Inc.
3.875% due 02/19/2019	300	308
5.500% due 02/15/2019	67	71
Citigroup, Inc.
2.150% due 06/07/2019	600	606
Cleco Corporate Holdings LLC
3.743% due 05/01/2026	300	302
Cox Communications, Inc.
6.250% due 06/01/2018	300	311
Dell International LLC
3.480% due 06/01/2019	300	307
ERAC USA Finance LLC
2.350% due 10/15/2019	200	200
Ford Motor Credit Co. LLC
5.750% due 02/01/2021	200	220
5.875% due 08/02/2021	200	223
General Motors Financial Co., Inc.
2.400% due 04/10/2018	100	100
International Lease Finance Corp.
8.250% due 12/15/2020	300	354
JPMorgan Chase & Co.
2.400% due 06/07/2021	500	499
Microsoft Corp.
2.700% due 02/12/2025	300	298
Navient Corp.
4.875% due 06/17/2019	100	104
Newell Brands, Inc.
2.875% due 12/01/2019	300	305
Oracle Corp.
2.400% due 09/15/2023	300	296
Rio Oil Finance Trust
9.250% due 07/06/2024	401	409
S&P Global, Inc.
2.500% due 08/15/2018	300	302
SBA Tower Trust
2.240% due 04/15/2043	300	300
Southern Co.
4.250% due 07/01/2036	400	409
Spectra Energy Partners LP
1.920% due 06/05/2020	100	101
Time Warner Cable LLC
6.750% due 07/01/2018	200	209
VEREIT Operating Partnership LP
4.875% due 06/01/2026	400	424
Verizon Communications, Inc.
3.125% due 03/16/2022	200	203
4.125% due 03/16/2027	200	207
Wells Fargo & Co.
2.100% due 07/26/2021	500	494
2.263% due 01/24/2023	300	303
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	300	305
3.375% due 11/30/2021	300	308

		12,025

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%
CenturyLink, Inc.
1.375% due 01/31/2025	200	198
Energy Future Intermediate Holding Co. LLC
4.295% due 06/30/2017	800	802

		1,000

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	576	484
Banc of America Funding Trust
1.422% due 04/20/2047 ^	223	195
6.000% due 07/25/2037 ^	116	90

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chase Mortgage Finance Trust
3.252% due 03/25/2037 ^	$99	$83
Citigroup Mortgage Loan Trust, Inc.
3.203% due 04/25/2037 ^	95	78
4.672% due 08/25/2035 ^	1,746	1,528
Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^	78	66
Credit Suisse Mortgage Capital Certificates
3.310% due 02/26/2036	72	71
Deutsche ALT-A Securities, Inc.
1.366% due 02/25/2047	329	269
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^	119	111
GreenPoint Mortgage Funding Trust
1.676% due 06/25/2045	113	102
JPMorgan Alternative Loan Trust
3.032% due 12/25/2036	83	81
Merrill Lynch Mortgage Investors Trust
3.231% due 03/25/2036 ^	231	169
Morgan Stanley Mortgage Loan Trust
3.227% due 05/25/2036 ^	131	103
3.713% due 09/25/2035 ^	121	100
PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^	110	100
Prime Mortgage Trust
6.000% due 06/25/2036 ^	97	96
Residential Accredit Loans, Inc. Trust
1.346% due 02/25/2037	119	108
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	78	73
Structured Asset Mortgage Investments Trust
1.446% due 02/25/2036	46	41

		3,948

U.S. GOVERNMENT AGENCIES 18.1%
Fannie Mae
1.616% due 06/25/2036	14	14
1.666% due 01/25/2044	80	81
2.016% due 12/25/2039	135	137
Fannie Mae, TBA
3.000% due 08/01/2047	5,600	5,583
3.500% due 08/01/2047	8,300	8,508
Freddie Mac
1.345% due 01/15/2038	302	301
1.632% due 01/15/2038 (a)	302	17
2.890% due 09/01/2037	621	653
3.000% due 02/01/2046	857	856
Freddie Mac, TBA
3.500% due 08/01/2047	1,000	1,025
Ginnie Mae
1.773% due 09/20/2066	697	702
3.997% due 09/20/2066	494	546

		18,423

U.S. TREASURY OBLIGATIONS 7.4%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (i)(m)	1,910	1,902
0.125% due 07/15/2024 (i)(k)(m)	2,987	2,934
0.375% due 07/15/2025 (k)(m)	206	205
U.S. Treasury Notes
1.750% due 04/30/2022 (i)	2,100	2,088
1.750% due 09/30/2022 (m)	400	397

		7,526

Total United States (Cost $47,151)		47,665

SHORT-TERM INSTRUMENTS 7.5%

CERTIFICATES OF DEPOSIT 0.4%
Barclays Bank PLC
1.949% due 11/06/2017	400	401

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (h) 0.6%
			$634

CZECH REPUBLIC TREASURY BILLS 0.3%
(0.568)% due 09/29/2017 (b)(c)(d)	CZK	7,000	306

JAPAN TREASURY BILLS 5.2%
(0.135)% due 07/31/2017 - 09/04/2017 (b)(c)	JPY	600,000	5,335

MEXICO TREASURY BILLS 1.0%
7.017% due 11/30/2017 - 03/01/2018 (b)(c)	MXN	18,700	986

Total Short-Term Instruments (Cost $7,610)			7,662

Total Investments in Securities (Cost $130,753)			130,339

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%
PIMCO Short-Term Floating NAV Portfolio III	203,485	$2,012

Total Short-Term Instruments (Cost $2,012)		2,012

Total Investments in Affiliates (Cost $2,012)		2,012

Total Investments 129.8% (Cost $132,765)		$132,351

Financial Derivative Instruments (j)(l) (0.9)% (Cost or Premiums, net $(99))		(914)

Other Assets and Liabilities, net (28.9)%		(29,506)

Net Assets 100.0%		$101,931

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Odebrecht Offshore Drilling Finance Ltd.	6.625%	10/01/2023	12/09/2014	$ 240	$86	0.08%
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	12/09/2014 - 01/05/2015	535	198	0.20

				$ 775	$284	0.28%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$634	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(647)	$634	$634

Total Repurchase Agreements						$(647)	$634	$634

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	1.170%	05/11/2017	08/11/2017	$(625)	$(627)
BSN	1.010	06/15/2017	07/18/2017	(2,111)	(2,112)
	1.070	05/03/2017	07/28/2017	(1,857)	(1,861)
FOB	1.600	06/29/2017	07/06/2017	(2,279)	(2,279)
GRE	1.150	06/14/2017	07/06/2017	(1,317)	(1,317)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
MYI	(0.500)%	05/23/2017	07/27/2017	EUR	(253)	$(288)
	(0.450)	06/27/2017	07/27/2017		(650)	(742)
	(0.350)	05/04/2017	08/03/2017		(252)	(288)
	(0.350)	05/12/2017	08/03/2017		(83)	(95)
UBS	0.520	04/20/2017	07/03/2017	GBP	(1,474)	(1,922)
	0.520	07/03/2017	07/20/2017		(1,404)	(1,829)

Total Reverse Repurchase Agreements						$(13,360)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)		Payable for Sale-Buyback Transactions(4)
TDM	0.700%	06/29/2017	07/14/2017	CAD	(138)	$(106)
	0.770	06/29/2017	07/14/2017		(2,891)	(2,226)
	0.880	06/29/2017	07/14/2017		(3,315)	(2,552)

Total Sale-Buyback Transactions						$(4,884)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(627)	$0	$(627)	$627	$0
BSN	0	(3,973)	0	(3,973)	3,933	(40)
FOB	0	(2,279)	0	(2,279)	2,374	95
GRE	0	(1,317)	0	(1,317)	1,311	(6)
MYI	0	(1,413)	0	(1,413)	1,378	(35)
SSB	634	0	0	634	(647)	(13)
UBS	0	(3,751)	0	(3,751)	3,586	(165)

Master Securities Forward Transaction Agreement
TDM	0	0	(4,884)	(4,884)	4,881	(3)

Total Borrowings and Other Financing Transactions	$634	$(13,360)	$(4,884)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,279)	$0	$0	$(2,279)
Sovereign Issues	0	(2,952)	(383)	0	(3,335)
U.S. Treasury Obligations	0	(5,290)	(627)	0	(5,917)

Total	$0	$(10,521)	$(1,010)	$0	$(11,531)

Sale-Buyback Transactions
Sovereign Issues	0	(4,884)	0	0	(4,884)

Total	$0	$(4,884)	$0	$0	$(4,884)

Total Borrowings	$0	$(15,405)	$(1,010)	$0	$(16,415)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions(6)					$(16,415)

(i)	Securities with an aggregate market value of $18,091 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30,2017 was $(5,737) at a weighted average interest rate of 0.591%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

(4)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(1,829) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$111.000	08/25/2017	30	$0	$0
Put - CME 90-Day Eurodollar March Futures	98.250	03/19/2018	60	6	5

				$6	$5

Total Purchased Options				$6	$5

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$124.000	08/25/2017	7	$(3)	$(2)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.500	08/25/2017	7	(3)	(2)
Call - CME 90-Day Eurodollar March Futures	98.750	03/19/2018	60	(6)	(2)

				$(12)	$(6)

Total Written Options				$(12)	$(6)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2018	19	$	4,676	$(4)	$0	$(1)
90-Day Eurodollar September Futures	09/2017	72		17,756	7	0	(1)
Australia Government 3-Year Note September Futures	09/2017	3	AUD	257	(2)	0	(1)
Australia Government 10-Year Bond September Futures	09/2017	7		695	(10)	0	(8)
Canada Government 10-Year Bond September Futures	09/2017	1	CAD	108	(4)	0	(1)
Euro-Bobl September Futures	09/2017	7	EUR	1,053	(11)	0	(5)
Euro-BTP Italy Government Bond September Futures	09/2017	4		617	7	0	(12)
Euro-Schatz September Futures	09/2017	12		1,533	(4)	0	(1)
Japan Government 10-Year Bond September Futures	09/2017	3	JPY	4,004	(11)	0	(11)
Put Options Strike @ EUR 111.000 on Euro-Schatz September Futures	08/2017	26	EUR	0	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2017	58	$	6,834	(15)	0	(10)
U.S. Treasury 10-Year Note September Futures	09/2017	143		17,951	(65)	0	(40)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2017	26		4,313	51	0	(18)
United Kingdom Long Gilt September Futures	09/2017	4	GBP	654	(11)	0	(9)

					$(72)	$0	$(118)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2019	19	$	4,662	$(21)	$2	$0
90-Day Eurodollar September Futures	09/2018	72		17,692	(33)	5	0
Euro-Buxl 30-Year Bond September Futures	09/2017	4	EUR	747	22	16	0
Euro-OAT France Government 10-Year Bond September Futures	09/2017	4		678	3	2	0
Put Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond September Futures	08/2017	6		5	(2)	0	(2)
U.S. Treasury 30-Year Bond September Futures	09/2017	16	$	2,459	(20)	9	0

					$(51)	$34	$(2)

Total Futures Contracts					$(123)	$34	$(120)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Altria Group, Inc.	1.000%	12/20/2020	0.169%	$		500	$ (15)	$1	$(14)	$0	$0
BASF SE	1.000	12/20/2020	0.169		EUR	200	(6)	(1)	(7)	0	0
BAT International Finance PLC	1.000	12/20/2020	0.324			300	(7)	(1)	(8)	0	0
Bayer AG	1.000	12/20/2020	0.228			200	(4)	(2)	(6)	1	0
Koninklijke DSM NV	1.000	12/20/2020	0.197			300	(10)	0	(10)	0	0
Pfizer, Inc.	1.000	12/20/2020	0.161	$		300	(9)	0	(9)	0	0
Reynolds American, Inc.	1.000	12/20/2020	0.164			400	(12)	1	(11)	0	0
Telia Co. AB	1.000	12/20/2020	0.301			100	(2)	(1)	(3)	0	0
United Utilities PLC	1.000	12/20/2020	0.428			300	(5)	(2)	(7)	0	0
UnitedHealth Group, Inc.	1.000	12/20/2020	0.124			300	(8)	(1)	(9)	0	0

							$ (78)	$(6)	$(84)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Shell International Finance BV	1.000%	12/20/2026	0.933%	EUR	200	$(6)	$7	$1	$0	$0
Telecom Italia SpA	1.000	06/20/2024	1.984		100	(7)	0	(7)	0	0
Tesco PLC	1.000	12/20/2021	1.366		100	(4)	2	(2)	0	0
Tesco PLC	1.000	06/20/2022	1.525		900	(46)	20	(26)	0	0

						$(63)	$29	$(34)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Europe Main 26 5-Year Index	1.000%	12/20/2021	EUR	16,500	$(228)	$(207)	$(435)	$14	$0
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022		5,700	(80)	(63)	(143)	6	0
iTraxx Europe Senior 25 5-Year Index	1.000	06/20/2021		3,000	(5)	(76)	(81)	0	0

					$(313)	$(346)	$(659)	$20	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
							Asset	Liability
CDX.IG-28 5-Year Index	1.000%	06/20/2022	$9,000	$166	$4	$170	$4	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Year BRL-CDI	10.300%	01/02/2025	BRL	5,100	$24	$(38)	$(14)	$6	$(1)
Receive(6)	3-Month CAD Bank Bill	1.850	09/15/2027	CAD	800	12	4	16	4	0
Pay(6)	3-Month CAD-Bank Bill	1.400	09/13/2019		3,600	(3)	(2)	(5)	0	(2)
Receive	3-Month CAD-Bank Bill	2.200	06/16/2026		2,200	(57)	30	(27)	21	0
Pay	3-Month SEK-STIBOR	1.023	01/23/2025	SEK	2,400	0	4	4	0	(1)
Pay	3-Month SEK-STIBOR	1.033	01/23/2025		1,100	(3)	5	2	0	(1)
Pay	3-Month USD-LIBOR	1.750	12/21/2026		$1,700	(14)	87	73	5	0
Pay	3-Month USD-LIBOR	1.000	05/15/2018		6,400	(26)	2	(24)	0	(1)
Pay(6)	3-Month USD-LIBOR	1.750	06/18/2018		47,200	4	47	51	0	(4)
Receive(6)	3-Month USD-LIBOR	1.250	05/15/2019		6,400	40	(9)	31	2	0
Receive(6)	3-Month USD-LIBOR	2.250	06/18/2019		47,200	(3)	(91)	(94)	9	0
Receive	3-Month USD-LIBOR	1.250	06/21/2019		14,100	88	10	98	6	0
Pay	3-Month USD-LIBOR	1.228	06/12/2022		2,100	0	(1)	(1)	0	0
Pay	3-Month USD-LIBOR	1.267	06/19/2022		4,700	0	(4)	(4)	0	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		19,100	0	(269)	(269)	38	0
Receive(6)	3-Month USD-LIBOR	2.250	12/20/2022		300	(5)	2	(3)	1	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(6)	3-Month USD-LIBOR	2.500%	12/20/2027		$200	$3	$(1)	$2	$0	$0
Receive(6)	3-Month USD-LIBOR	2.098	07/01/2041		2,700	12	40	52	0	0
Receive(6)	3-Month USD-LIBOR	2.750	12/20/2047		100	(4)	1	(3)	0	0
Receive(6)	6-Month EUR-EURIBOR	0.000	09/20/2019	EUR	4,000	9	(1)	8	0	(2)
Receive(6)	6-Month EUR-EURIBOR	0.250	09/20/2022		5,600	(14)	(13)	(27)	0	(26)
Pay	6-Month EUR-EURIBOR	1.000	09/05/2026		1,600	24	23	47	0	(14)
Receive(6)	6-Month EUR-EURIBOR	1.000	09/20/2027		1,150	15	(8)	7	0	(11)
Receive(6)	6-Month EUR-EURIBOR	1.500	03/21/2048		1,900	2	6	8	27	(23)
Receive(6)	6-Month GBP-LIBOR	0.750	09/20/2019	GBP	3,800	6	(6)	0	0	(12)
Receive(6)	6-Month GBP-LIBOR	1.000	09/20/2022		2,000	1	3	4	11	0
Receive(6)	6-Month GBP-LIBOR	1.500	09/20/2027		5,200	(92)	7	(85)	71	0
Receive(6)	6-Month GBP-LIBOR	1.750	03/21/2048		200	14	(6)	8	0	(7)
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	420,000	2	3	5	0	0
Receive	6-Month JPY-LIBOR	0.500	09/18/2020		140,000	30	(49)	(19)	0	0
Receive	6-Month JPY-LIBOR	0.300	03/18/2026		200,000	36	(23)	13	0	(3)
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		80,000	(250)	119	(131)	8	0
Pay	28-Day MXN-TIIE	7.317	03/23/2022	MXN	8,000	0	10	10	0	(1)
Receive	28-Day MXN-TIIE	6.080	03/10/2026		6,600	(37)	12	(25)	0	(2)
Pay	28-Day MXN-TIIE	7.740	02/22/2027		4,900	(1)	12	11	0	(2)

						$(187)	$(94)	$(281)	$209	$(113)

Total Swap Agreements						$(475)	$(413)	$(888)	$234	$(113)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 5	$ 34	$ 234	$ 273	$ (6)	$ (130)	$ (113)	$ (249)

(k)	Securities with an aggregate market value of $368 and cash of $2,214 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(10) for closed futures is outstanding at period end.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2017	CNH	4,571		$669	$0	$(5)
	07/2017		$92	AUD	121	1	0
	08/2017	AUD	121		$92	0	(1)
	12/2017		$662	CNH	4,571	5	0
BOA	07/2017	DKK	16,716		$2,500	0	(68)
	07/2017	EUR	6,429		7,226	0	(117)
	07/2017	GBP	813		1,045	0	(14)
	07/2017		$2,157	CAD	2,900	79	0
	07/2017		4,924	SEK	42,330	101	0
	08/2017	SEK	42,330		$4,931	0	(101)
	08/2017		$487	MXN	9,429	30	0
	08/2017		29	TRY	103	0	0
	01/2018	DKK	23,193		$3,393	0	(207)
	04/2018		205		30	0	(2)
BPS	07/2017	BRL	1,001		303	1	0
	07/2017	CAD	9,978		7,401	0	(293)
	07/2017	JPY	210,000		1,875	7	0
	07/2017		$299	BRL	1,002	3	0
	07/2017		102	CNY	706	2	0
	07/2017		133	DKK	884	3	0
	07/2017		8,125	EUR	7,143	33	0
	07/2017		1,874	JPY	210,000	0	(7)
	08/2017	EUR	7,143		$8,137	0	(33)
	08/2017		$104	PEN	342	1	0
	12/2017	INR	6,966		$106	0	0
	01/2018	DKK	884		135	0	(2)
	03/2018	MXN	14,500		693	0	(77)
	04/2018	DKK	24,891		3,709	0	(175)
	04/2018		$51	KRW	57,350	0	(1)
BRC	09/2017	CZK	2,000	EUR	74	0	(3)
	09/2017	MYR	370		$85	0	(1)
	10/2017		$1	IDR	13,470	0	0
CBK	07/2017	BRL	4,926		$1,493	6	0
	07/2017	CAD	418		309	0	(13)
	07/2017	CZK	1,000		40	0	(4)
	07/2017	EUR	225		253	0	(4)
	07/2017	GBP	6,498		8,361	0	(102)
	07/2017		$1,489	BRL	4,926	0	(2)
	07/2017		4,445	JPY	499,900	0	(1)
	08/2017	JPY	499,900		$4,451	1	0
	08/2017	MXN	5,035		271	0	(5)
	08/2017		$984	BRL	3,270	0	(2)
	08/2017		82	PEN	269	1	0
	08/2017		79	TRY	281	0	0
	09/2017	SGD	422		$305	0	(2)
	09/2017		$1,223	RUB	70,924	0	(40)
DUB	07/2017	BRL	19,473		$5,887	9	0
	07/2017		$5,994	BRL	19,473	5	(121)
	07/2018	BRL	1,300		$369	0	0
FBF	07/2017	INR	43,620		675	1	0
	08/2017		$261	TRY	931	1	0
	09/2017		176	RUB	10,754	4	0
	12/2017		666	INR	43,686	0	(2)
GLM	07/2017	BRL	318		$96	0	0
	07/2017	CNY	705		103	0	(1)
	07/2017	EUR	227		253	0	(6)
	07/2017	JPY	738,200		6,646	81	0
	07/2017	NOK	1,135		135	0	(1)
	07/2017		$88	BRL	318	8	0
	07/2017		522	EUR	464	8	0
	07/2017		1,332	GBP	1,041	24	0
	07/2017		2,127	JPY	238,300	0	(9)
	08/2017	CHF	490		$512	0	0
	08/2017	NOK	1,135		136	0	0
	08/2017		$349	AUD	454	0	0
	08/2017		49	TRY	174	0	0
	09/2017		329	RUB	20,069	6	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2017	DKK	200		$31	$0	$0
	10/2017	RUB	69,300		1,182	33	0
	10/2017		$187	IDR	2,517,955	0	0
	12/2017		102	CNY	706	1	0
	01/2018		130	DKK	884	8	0
	04/2018	DKK	1,313		$192	0	(12)
	04/2018		$162	KRW	184,016	0	0
HUS	07/2017		388	DKK	2,557	5	0
	07/2017		448	EUR	400	9	0
	10/2017	DKK	5,546		$850	0	(7)
JPM	07/2017	AUD	435		322	0	(13)
	07/2017	BRL	4,400		1,175	0	(153)
	07/2017	CHF	497	EUR	454	1	0
	07/2017	DKK	10,145		$1,544	0	(14)
	07/2017	EUR	545	SEK	5,270	3	0
	07/2017		1,126		$1,260	0	(27)
	07/2017	JPY	420,000		3,817	83	0
	07/2017	NZD	284		207	0	(1)
	07/2017	SEK	1,255		145	0	(4)
	07/2017		$522	AUD	684	4	0
	07/2017		1,326	BRL	4,400	3	(1)
	07/2017		10,566	CAD	13,796	73	0
	07/2017		359	GBP	277	2	0
	08/2017	CAD	7,496		$5,722	0	(62)
	08/2017	MXN	4,973		264	0	(9)
	08/2017	NZD	479		351	0	0
	08/2017		$102	BRL	341	0	0
	08/2017		831	EUR	728	1	0
	08/2017		520	MXN	9,382	0	(6)
	08/2017		84	PEN	275	0	0
	08/2017		368	SEK	3,110	2	0
	09/2017	CZK	5,000		$202	0	(18)
	10/2017	DKK	795		123	0	0
	10/2017		$348	IDR	4,686,680	0	0
	12/2017	INR	9,797		$149	0	0
	12/2017		$133	INR	8,720	0	0
	01/2018	DKK	19,791		$2,895	0	(177)
	04/2018	KRW	224,800		200	3	0
	04/2018		$149	KRW	167,893	0	(2)
MSB	07/2017	BRL	12,300		$3,516	0	(197)
	07/2017	EUR	69	SEK	666	0	0
	07/2017		$3,718	BRL	12,300	0	(5)
	09/2017	MYR	342		$79	0	0
	09/2017		$528	MYR	2,262	0	(3)
NGF	11/2017	MXN	4,200		$204	0	(23)
RBC	07/2017	JPY	180,000		1,619	18	0
	09/2017	EUR	75		82	0	(4)
SCX	08/2017	PLN	890		230	0	(10)
	08/2017		$4,854	CAD	6,300	7	0
	08/2017		46	MXN	832	0	0
	09/2017	SGD	2,579		$1,869	0	(6)
SOG	07/2017	SEK	41,075		4,710	0	(166)
	08/2017		$97	TRY	345	0	0
TOR	10/2017	DKK	26,304		$4,058	0	(2)
UAG	07/2017		2,375		357	0	(7)
	07/2017		$659	CNH	4,571	15	0
	07/2017		60	DKK	420	4	0
	07/2017		7,802	GBP	6,088	127	0
	07/2017		663	INR	43,620	10	0
	08/2017	GBP	6,088		$7,809	0	(127)
	09/2017	MYR	419		97	0	0
	12/2017	CNH	4,444		629	0	(19)
	12/2017	CNY	725		102	0	(4)
	04/2018	KRW	183,838		162	1	0
WST	07/2017	NZD	663	AUD	631	0	(1)

Total Forward Foreign Currency Contracts						$834	$(2,502)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	421	$8	$8
CBK	Put - OTC EUR versus TRY	TRY	4.071	09/27/2017	EUR	500	12	8
DUB	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	272	5	6
GLM	Put - OTC AUD versus JPY		75.600	06/19/2018	AUD	500	7	6
	Call - OTC USD versus JPY		120.000	04/20/2020	$	470	9	9

							$41	$37

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.265%	09/11/2017	EUR	1,400	$14	$2
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018	$	5,400	5	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.164	09/11/2017	EUR	600	7	1
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.223	09/11/2017		400	4	1
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.030	12/18/2017	$	19,800	20	1
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	03/14/2018		27,700	23	2

								$73	$7

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.400%	3-Month USD-LIBOR	10/26/2017	$12,100	$1	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 09/01/2047	$68.000	09/06/2017	$ 6,000	$0	$0

Total Purchased Options					$115	$44

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus KRW	KRW	1,075.000	04/25/2018	$	147	$(3)	$(1)
CBK	Put - OTC EUR versus TRY	TRY	3.950	09/27/2017	EUR	500	(5)	(3)
	Call - OTC EUR versus TRY		4.171	09/27/2017		500	(8)	(11)
FBF	Call - OTC USD versus BRL	BRL	6.300	01/11/2018	$	200	(11)	0
GLM	Put - OTC CAD versus JPY	JPY	76.700	06/19/2018	CAD	500	(6)	(5)
	Call - OTC USD versus BRL	BRL	3.892	07/02/2018	$	300	(29)	(8)
	Put - OTC USD versus BRL		3.892	07/02/2018		300	(29)	(39)
	Put - OTC USD versus KRW	KRW	1,075.000	04/20/2018		470	(9)	(5)
JPM	Put - OTC USD versus KRW		1,075.000	04/25/2018		448	(9)	(4)

							$(109)	$(76)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	09/11/2017	$2,900	$(8)	$(2)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
SOG	Call - OTC 1-Year Interest Rate Floor	0.000%	3-Month USD-LIBOR	10/26/2017	$12,100	$0	$0

Total Written Options						$(117)	$(78)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	23

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		74		0		0		0		74
Notional Amount in $	$	24,800		$6,865		$(14,100)	$	(700)	$	0	$	16,865
Notional Amount in CAD	CAD	0	CAD	1,616	CAD	(1,116)	CAD	0	CAD	0	CAD	500
Notional Amount in EUR	EUR	1,200	EUR	2,106	EUR	(800)	EUR	(953)	EUR	(553)	EUR	1,000
Notional Amount in GBP	GBP	1,946	GBP	0	GBP	0	GBP	(1,946)	GBP	0	GBP	0
Notional Amount in JPY	JPY	350,000	JPY	0	JPY	0	JPY	0	JPY	(350,000)	JPY	0
Premiums	$	(413)		$(100)		$341	$	37	$	6	$	(129)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Credit Suisse Group Finance	(1.000)%	06/20/2022	0.868%	EUR 200	$3	$(5)	$0	$(2)
	Japan Government International Bond	(1.000)	06/20/2022	0.258	$ 400	(14)	0	0	(14)
BRC	Japan Government International Bond	(1.000)	06/20/2022	0.258	100	(4)	0	0	(4)
GST	Japan Government International Bond	(1.000)	06/20/2022	0.258	200	(7)	0	0	(7)

						$(22)	$(5)	$0	$(27)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Colombia Government International Bond	1.000%	06/20/2022	1.359%	$ 400	$(6)	$0	$0	$(6)
BPS	Colombia Government International Bond	1.000	06/20/2022	1.359	200	(3)	0	0	(3)
BRC	Colombia Government International Bond	1.000	12/20/2021	1.218	300	(11)	8	0	(3)
	Colombia Government International Bond	1.000	06/20/2022	1.359	300	(5)	0	0	(5)
CBK	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.227	EUR 100	(4)	3	0	(1)
HUS	Colombia Government International Bond	1.000	06/20/2022	1.359	$ 100	(2)	0	0	(2)

						$(31)	$11	$0	$(20)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
							Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	06/20/2022	EUR 600	$31	$(20)	$11	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	1,400	$	1,069	$(4)	$15	$11	$0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019	GBP	1,200		1,524	(5)	43	38	0
CBK	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020		3,900		4,770	(6)	310	304	0
CIB	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	2,600		1,960	(26)	72	46	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Receive	Pay	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	200	$244	$0	$16	$16	$0
GLM	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	5,100	3,845	(5)	95	90	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020	GBP	1,800	2,201	(11)	151	140	0
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	11/24/2018	CAD	1,900	1,432	(7)	41	34	0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	10/13/2026	GBP	200	244	6	10	16	0
	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/15/2019		1,800	2,286	(8)	65	57	0
SOG	Floating rate equal to 3-Month GBP-LIBOR less 0.150% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/21/2020		600	734	(3)	50	47	0

							$(69)	$868	$799	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.800%	06/24/2019	$ 1	$0	$1	$1	$0
	Pay	EUR versus CHF 1-Year ATM Realized Volatility	6.750	06/26/2019	1	0	1	1	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/24/2019	1	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Realized Volatility	9.000	06/26/2019	1	0	(1)	0	(1)

						$0	$1	$2	$(1)

Total Swap Agreements						$(91)	$855	$812	$(48)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(7)
AZD	$6	$0	$0	$6	$(6)	$0	$0	$(6)	$0	$0	$0
BOA	210	8	49	267	(509)	0	(6)	(515)	(248)	332	84
BPS	50	0	11	61	(588)	(1)	(19)	(608)	(547)	308	(239)
BRC	0	2	0	2	(4)	0	(12)	(16)	(14)	0	(14)
CBK	8	8	304	320	(175)	(14)	(1)	(190)	130	0	130
CIB	0	0	46	46	0	0	0	0	46	0	46
DUB	14	6	18	38	(121)	0	(1)	(122)	(84)	0	(84)
FBF	6	0	0	6	(2)	0	0	(2)	4	0	4

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	25

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(7)
GLM	$169	$17	$230	$416	$(29)	$(59)	$0	$(88)	$328	$0	$328
GST	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
HUS	14	0	0	14	(7)	0	(2)	(9)	5	0	5
JPM	175	0	0	175	(487)	(4)	0	(491)	(316)	270	(46)
MSB	0	0	0	0	(205)	0	0	(205)	(205)	294	89
MYC	0	3	0	3	0	0	0	0	3	0	3
NGF	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
RBC	18	0	34	52	(4)	0	0	(4)	48	0	48
RYL	0	0	73	73	0	0	0	0	73	0	73
SCX	7	0	0	7	(16)	0	0	(16)	(9)	0	(9)
SOG	0	0	47	47	(166)	0	0	(166)	(119)	0	(119)
TOR	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
UAG	157	0	0	157	(157)	0	0	(157)	0	0	0
WST	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$834	$44	$812	$1,690	$(2,502)	$(78)	$(48)	$(2,628)

(m)	Securities with an aggregate market value of $1,204 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	34	34
Swap Agreements	0	25	0	0	209	234

	$0	$25	$0	$0	$248	$273

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$834	$0	$834
Purchased Options	0	0	0	37	7	44
Swap Agreements	0	11	0	801	0	812

	$0	$11	$0	$1,672	$7	$1,690

	$0	$36	$0	$1,672	$255	$1,963

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	130	130
Swap Agreements	0	0	0	0	113	113

	$0	$0	$0	$0	$249	$249

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,502	$0	$2,502
Written Options	0	0	0	76	2	78
Swap Agreements	0	47	0	1	0	48

	$0	$47	$0	$2,579	$2	$2,628

	$0	$47	$0	$2,579	$251	$2,877

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	552	552
Swap Agreements	0	(116)	0	0	(157)	(273)

	$0	$(116)	$0	$0	$394	$278

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,436	$0	$1,436
Purchased Options	0	0	0	(10)	54	44
Written Options	0	0	0	98	(123)	(25)
Swap Agreements	0	(112)	0	(769)	0	(881)

	$0	$(112)	$0	$755	$(69)	$574

	$0	$(228)	$0	$755	$325	$852

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	7	7
Futures	0	0	0	0	(60)	(60)
Swap Agreements	0	(308)	0	0	(168)	(476)

	$0	$(308)	$0	$0	$(222)	$(530)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,311)	$0	$(4,311)
Purchased Options	0	0	0	(4)	(108)	(112)
Written Options	0	0	0	(44)	127	83
Swap Agreements	0	7	0	1,839	0	1,846

	$0	$7	$0	$(2,520)	$19	$(2,494)

	$0	$(301)	$0	$(2,520)	$(203)	$(3,024)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$404	$0	$404
Belgium
Corporate Bonds & Notes	0	619	0	619
Brazil
Corporate Bonds & Notes	0	724	0	724
Canada
Corporate Bonds & Notes	0	602	0	602
Non-Agency Mortgage-Backed Securities	0	708	0	708
Sovereign Issues	0	5,687	0	5,687
Cayman Islands
Asset-Backed Securities	0	4,005	0	4,005
Corporate Bonds & Notes	0	284	0	284

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Czech Republic
Sovereign Issues	$0	$44	$0	$44
Denmark
Corporate Bonds & Notes	0	16,248	0	16,248
France
Corporate Bonds & Notes	0	1,456	0	1,456
Sovereign Issues	0	1,368	0	1,368
Germany
Corporate Bonds & Notes	0	607	0	607
Greece
Corporate Bonds & Notes	0	226	0	226
Sovereign Issues	0	283	0	283

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	27

Schedule of Investments PIMCO Global Core Bond (Hedged) Portfolio (Cont.)

June 30, 2017 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Ireland
Asset-Backed Securities	$0	$142	$0	$142
Corporate Bonds & Notes	0	318	0	318
Italy
Corporate Bonds & Notes	0	596	0	596
Non-Agency Mortgage-Backed Securities	0	879	0	879
Sovereign Issues	0	1,185	0	1,185
Japan
Corporate Bonds & Notes	0	203	0	203
Sovereign Issues	0	5,397	0	5,397
Kuwait
Sovereign Issues	0	917	0	917
Luxembourg
Corporate Bonds & Notes	0	459	0	459
Netherlands
Asset-Backed Securities	0	1,106	0	1,106
Corporate Bonds & Notes	0	5,152	0	5,152
Norway
Corporate Bonds & Notes	0	302	0	302
Sovereign Issues	0	146	0	146
Poland
Sovereign Issues	0	239	0	239
Portugal
Corporate Bonds & Notes	0	392	0	392
Qatar
Sovereign Issues	0	203	0	203
Saudi Arabia
Sovereign Issues	0	1,184	0	1,184
Slovenia
Sovereign Issues	0	1,444	0	1,444
Spain
Corporate Bonds & Notes	0	602	0	602
Sovereign Issues	0	1,843	0	1,843
Sweden
Corporate Bonds & Notes	0	5,161	0	5,161
Switzerland
Corporate Bonds & Notes	0	1,585	0	1,585
United Kingdom
Corporate Bonds & Notes	0	7,185	0	7,185
Non-Agency Mortgage-Backed Securities	0	3,358	0	3,358
Sovereign Issues	0	1,749	0	1,749

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
United States
Asset-Backed Securities	$0	$4,743	$0	$4,743
Corporate Bonds & Notes	0	12,025	0	12,025
Loan Participations and Assignments	0	1,000	0	1,000
Non-Agency Mortgage-Backed Securities	0	3,948	0	3,948
U.S. Government Agencies	0	17,877	546	18,423
U.S. Treasury Obligations	0	7,526	0	7,526
Short-Term Instruments
Certificates of Deposit	0	401	0	401
Repurchase Agreements	0	634	0	634
Czech Republic Treasury Bills	0	306	0	306
Japan Treasury Bills	0	5,335	0	5,335
Mexico Treasury Bills	0	986	0	986

	$0	$129,793	$546	$130,339

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,012	$0	$0	$2,012

Total Investments	$2,012	$129,793	$546	$132,351

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$39	$234	$0	$273
Over the counter	0	1,690	0	1,690

	$39	$1,924	$0	$1,963

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(123)	(116)	0	(239)
Over the counter	0	(2,627)	(1)	(2,628)

	$(123)	$(2,743)	$(1)	$(2,867)

Total Financial Derivative Instruments	$(84)	$(819)	$(1)	$(904)

Totals	$1,928	$128,974	$545	$131,447

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class shares of the PIMCO Global Core Bond (Hedged) Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

SEMIANNUAL REPORT	JUNE 30, 2017	29

Notes to Financial Statements (Cont.)

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

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On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of

Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in

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Notes to Financial Statements (Cont.)

circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

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sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$165	$23,808	$(21,960)	$(1)	$0	$2,012	$7	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and

other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities

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Notes to Financial Statements (Cont.)

may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Portfolio at June 30, 2017 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the

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security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying

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Notes to Financial Statements (Cont.)

instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest

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rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Notes to Financial Statements (Cont.)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate

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swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also

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Notes to Financial Statements (Cont.)

increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a

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June 30, 2017 (Unaudited)

counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared

OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services,

SEMIANNUAL REPORT	JUNE 30, 2017	43

Notes to Financial Statements (Cont.)

including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fee for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class		Administrative Class	Advisor Class
0.25%	0.31%	*	0.31%	0.31%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

	Distribution Fee		Servicing Fee
Administrative Class	—		0.15%
Advisor Class	0.25%	*	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$119,827	$119,902	$24,204	$14,450

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	1,047	$9,789	1,488	$13,558
Issued as reinvestment of distributions
Administrative Class	66	615	305	2,784
Cost of shares redeemed
Administrative Class	(1,825)	(17,028)	(14,601)	(134,079)
Net increase (decrease) resulting from Portfolio share transactions	(712)	$(6,624)	(12,808)	$(117,737)

As of June 30, 2017, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 90% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	JUNE 30, 2017	45

Notes to Financial Statements (Cont.)

June 30, 2017 (Unaudited)

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Global Core Bond (Unhedged) Portfolio	$882	$1,001

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$133,549	$3,035	$(4,233)	$(1,198)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale
BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC
CIB	Canadian Imperial Bank of Commerce	JPM	JPMorgan Chase Bank N.A.	TOR	Toronto Dominion Bank
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	WST	Westpac Banking Corp.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	INR	Indian Rupee	RON	Romanian New Leu
CHF	Swiss Franc	JPY	Japanese Yen	RUB	Russian Ruble
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	SGD	Singapore Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	TRY	Turkish New Lira
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	iTraxx

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor
ATM	At-the-money	JIBAR	Johannesburg Interbank Agreed Rate	STIBOR	Stockholm Interbank Offered Rate
BTP	Buoni del Tesoro Poliennali	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation

SEMIANNUAL REPORT	JUNE 30, 2017	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT07SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Global Diversified Allocation Portfolio

Share Classes

∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Global Diversified Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to the following: allocation risk, acquired fund risk, equity risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio or Acquired Fund. The Portfolio or an Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or an Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance

4	PIMCO VARIABLE INSURANCE TRUST

could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Diversified Allocation Portfolio	04/30/12	04/30/12	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

SEMIANNUAL REPORT	JUNE 30, 2017	5

Important Information About the PIMCO Global Diversified Allocation Portfolio (Cont.)

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Top 10 Holdings as of 06/30/20171§

PIMCO Short-Term Fund	15.2%
PIMCO Total Return Fund IV	15.2%
PIMCO StocksPLUS® International Fund (Unhedged)	10.1%
PIMCO Short-Term Floating NAV Portfolio III	8.7%
PIMCO Income Fund	5.1%
PIMCO Real Return Fund	5.1%
PIMCO Investment Grade Corporate Bond Fund	5.1%
PIMCO StocksPLUS® Fund	5.1%
PIMCO RAE Fundamental PLUS Small Fund	5.1%
PIMCO RAE Fundamental International Fund	5.1%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	Inception≈
PIMCO Global Diversified Allocation Portfolio Administrative Class	7.68%	14.02%	5.99%	5.36%
PIMCO Global Diversified Allocation Portfolio Advisor Class	7.58%	13.76%	—	4.69%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	7.24%	10.47%	7.76%	7.10%
MSCI World Index±±	10.66%	18.20%	11.38%	10.12%	♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/2012.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented, is 1.59% for Administrative Class shares, and 1.69% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index, by investing in a combination of funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	The Portfolio’s Administrative shares returned 7.68% after fees for the 6-months ended June 30, 2017, while a blend of 60% MSCI World, 40% Barclays US Aggregate returned 7.24%.

»	Equities contributed to absolute performance as each underlying PIMCO equity fund posted positive returns, and equity derivatives contributed positive returns.

»	Fixed income contributed to absolute performance, as each underlying PIMCO fixed income fund posted positive returns.

»	The Portfolio’s volatility management strategy, which used futures on the S&P 500 Index to overweight equities, contributed to absolute and relative performance, as the S&P 500 rallied.

»	Put options on the S&P 500 Index, used for tail risk hedging, detracted from performance, as the S&P 500 Index rallied.

»	Fixed income active management contributed to absolute and relative returns, as each underlying PIMCO fixed income fund outperformed its benchmark.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Expense Example PIMCO Global Diversified Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$1,076.80	$2.42	$1,000.00	$1,022.46	$2.36	0.48%
Advisor Class	1,000.00	1,075.80	2.93	1,000.00	1,021.97	2.86	0.58

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2017	9

Financial Highlights PIMCO Global Diversified Allocation Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)(a)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Administrative Class
01/01/2017 - 06/30/2017+	$9.66	$0.11	$0.63	$0.74	$(0.09)	$0.00	$0.00	$(0.09)
12/31/2016	9.13	0.16	0.55	0.71	(0.15)	(0.02)	(0.01)	(0.18)
12/31/2015	10.45	0.30	(0.87)	(0.57)	(0.27)	(0.48)	0.00	(0.75)
12/31/2014	10.43	0.42	0.19	0.61	(0.41)	(0.18)	0.00	(0.59)
12/31/2013	10.00	0.49	0.64	1.13	(0.37)	(0.33)	0.00	(0.70)
04/30/2012 - 12/31/2012	10.00	0.41	(0.28)	0.13	(0.13)	0.00	0.00	(0.13)
Advisor Class
01/01/2017 - 06/30/2017+	9.61	0.10	0.63	0.73	(0.09)	0.00	0.00	(0.09)
12/31/2016	9.09	0.15	0.54	0.69	(0.14)	(0.02)	(0.01)	(0.17)
12/31/2015	10.40	0.31	(0.88)	(0.57)	(0.26)	(0.48)	0.00	(0.74)
12/31/2014	10.40	0.53	0.06	0.59	(0.41)	(0.18)	0.00	(0.59)
04/30/2013 - 12/31/2013	10.64	0.65	(0.16)	0.49	(0.40)	(0.33)	0.00	(0.73)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.31	7.68%	$761,767	0.48	%*	1.00	%*	0.48	%*	1.00	%*	2.12	%*	1%
9.66	7.81	645,013	0.46		1.00		0.46		1.00		1.77		22
9.13	(5.57)	510,615	0.46		1.00		0.46		1.00		2.89		17
10.45	5.87	399,133	0.40		1.00		0.40		1.00		3.87		3
10.43	11.38	285,997	0.47		1.00		0.47		1.00		4.70		43
10.00	1.33	90,099	0.55	*	1.17	*	0.53	*	1.15	*	6.08	*	0

10.25	7.58	127,869	0.58	*	1.10	*	0.58	*	1.10	*	2.02	*	1
9.61	7.64	109,396	0.56		1.10		0.56		1.10		1.67		22
9.09	(5.55)	81,740	0.56		1.10		0.56		1.10		3.01		17
10.40	5.65	41,809	0.50		1.10		0.50		1.10		4.94		3
10.40	4.75	11,958	0.57	*	1.10	*	0.57	*	1.10	*	9.15	*	43

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$457
Investments in Affiliates	878,943
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,281
Cash	1
Deposits with counterparty	15,189
Receivable for investments in Affiliates sold	74
Receivable for Portfolio shares sold	326
Interest and/or dividends receivable	12
Dividends receivable from Affiliates	1,221
Total Assets	907,504

Liabilities:
Payable for investments in Affiliates purchased	$16,373
Payable for Portfolio shares redeemed	1,105
Accrued supervisory and administrative fees	257
Accrued distribution fees	28
Accrued servicing fees	100
Other liabilities	5
Total Liabilities	17,868

Net Assets	$889,636

Net Assets Consist of:
Paid in capital	875,238
Undistributed (overdistributed) net investment income	941
Accumulated undistributed net realized gain (loss)	(15,213)
Net unrealized appreciation (depreciation)	28,670

Net Assets	$889,636

Cost of investments in securities	$457
Cost of investments in Affiliates	$848,186
Cost or premiums of financial derivative instruments, net	$11,661

Net Assets:
Administrative Class	$761,767
Advisor Class	127,869

Shares Issued and Outstanding:
Administrative Class	73,907
Advisor Class	12,469

Net Asset Value Per Share Outstanding:
Administrative Class	$10.31
Advisor Class	10.25

* Includes repurchase agreements of:	$457

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest	$57
Dividends from Investments in Affiliates	10,621
Total Income	10,678

Expenses:
Investment advisory fees	1,848
Supervisory and administrative fees	1,643
Servicing fees - Administrative Class	527
Distribution and/or servicing fees - Advisor Class	148
Trustee fees	11
Total Expenses	4,177
Waiver and/or Reimbursement by PIMCO	(2,156)
Net Expenses	2,021

Net Investment Income (Loss)	8,657

Net Realized Gain (Loss):
Investments in Affiliates	127
Exchange-traded or centrally cleared financial derivative instruments	20,735

Net Realized Gain (Loss)	20,862

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	32,359
Exchange-traded or centrally cleared financial derivative instruments	(2,091)

Net Change in Unrealized Appreciation (Depreciation)	30,268

Net Increase (Decrease) in Net Assets Resulting from Operations	$59,787

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$8,657	$11,300
Net realized gain (loss)	20,862	(35,601)
Net change in unrealized appreciation (depreciation)	30,268	75,468

Net Increase (Decrease) in Net Assets Resulting from Operations	59,787	51,167

Distributions to Shareholders:
From net investment income
Administrative Class	(6,632)	(9,550)
Advisor Class	(1,069)	(1,561)
From net realized capital gains
Administrative Class	0	(1,318)
Advisor Class	0	(224)
Tax basis return of capital
Administrative Class	0	(335)
Advisor Class	0	(57)

Total Distributions(a)	(7,701)	(13,045)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	83,141	123,932

Total Increase (Decrease) in Net Assets	135,227	162,054

Net Assets:
Beginning of period	754,409	592,355
End of period*	$889,636	$754,409

* Including undistributed (overdistributed) net investment income of:	$941	$(15)

**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

June 30, 2017 (Unaudited)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$457

Total Short-Term Instruments (Cost $457)		457

Total Investments in Securities (Cost $457)		457

	SHARES
INVESTMENTS IN AFFILIATES 98.7%

MUTUAL FUNDS (a) 90.1%
PIMCO Emerging Markets Bond Fund	2,555,873	26,837
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	2,542,485	26,747
PIMCO Global Advantage® Strategy Bond Fund	3,376,355	35,722
PIMCO Income Fund	3,622,123	44,733
PIMCO Investment Grade Corporate Bond Fund	4,234,786	44,635
PIMCO RAE Fundamental International Fund	4,339,993	44,572
PIMCO RAE Fundamental PLUS EMG Fund	4,404,534	44,486
PIMCO RAE Fundamental PLUS Small Fund	3,845,715	44,610
PIMCO Real Return Fund	4,080,644	44,642
PIMCO Short-Term Fund	13,596,193	133,922

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® Fund	4,331,449	$44,614
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5,436,294	44,306
PIMCO StocksPLUS® International Fund (Unhedged)	13,426,271	88,613
PIMCO Total Return Fund IV	12,841,842	133,683

Total Mutual Funds (Cost $771,368)		802,122

SHORT-TERM INSTRUMENTS 8.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.6%
PIMCO Short-Term Floating NAV Portfolio III	7,770,656	76,821

Total Short-Term Instruments (Cost $76,818)		76,821

Total Investments in Affiliates (Cost $848,186)		878,943

Total Investments 98.8% (Cost $848,643)		$879,400

Financial Derivative Instruments (c) 1.3% (Cost or Premiums, net $11,661)		11,281

Other Assets and Liabilities, net (0.1)%		(1,045)

Net Assets 100.0%		$889,636

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$ 457	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(466)	$457	$457

Total Repurchase Agreements						$(466)	$457	$457

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$457	$0	$0	$457	$ (466)	$(9)

Total Borrowings and Other Financing Transactions	$457	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	1,675.000	06/15/2018	1,028	$1,532	$1,399
Put - CBOE S&P 500	1,925.000	06/15/2018	1,028	3,286	3,125
Put - CBOE S&P 500	2,175.000	06/15/2018	1,028	6,843	6,605

				$11,661	$11,129

Total Purchased Options				$11,661	$11,129

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
E-mini S&P 500 Index September Futures	09/2017	3,305	$400,054	$(1,555)	$152	$0

Total Futures Contracts				$(1,555)	$152	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$11,129	$152	$0	$11,281	$0	$0	$0	$0

Cash of $15,189 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$11,129	$0	$0	$11,129
Futures	0	0	152	0	0	152

	$0	$0	$11,281	$0	$0	$11,281

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(9,841)	$0	$0	$(9,841)
Futures	0	0	30,576	0	0	30,576

	$0	$0	$20,735	$0	$0	$20,735

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,326)	$0	$0	$(1,326)
Futures	0	0	(765)	0	0	(765)

	$0	$0	$(2,091)	$0	$0	$(2,091)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$457	$0	$457

	$0	$457	$0	$457

Investments in Affiliates, at Value
Mutual Funds	$802,122	$0	$0	$802,122
Short-Term Instruments
Central Funds Used for Cash Management Purposes	76,821	0	0	76,821

	$878,943	$0	$0	$878,943

Total Investments	$878,943	$457	$0	$879,400

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$152	$11,129	$0	$11,281

Total Financial Derivative Instruments	$152	$11,129	$0	$11,281

Totals	$879,095	$11,586	$0	$890,681

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Administrative Class and Advisor Class shares of the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in a combination of acquired funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Act, equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (except commodity-related Underlying PIMCO Funds). The Portfolio may invest up to 10% of its total assets in commodity-related investments (including investment in commodity-related Underlying PIMCO Funds).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class  specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause

18	PIMCO VARIABLE INSURANCE TRUST

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timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

SEMIANNUAL REPORT	JUNE 30, 2017	19

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of

Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair

20	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value   The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2017	21

Notes to Financial Statements (Cont.)

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Markets Bond Fund	$22,670	$3,276	$0	$0	$891	$26,837	$652	$0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	22,577	4,028	0	0	142	26,747	132	0
PIMCO Global Advantage® Strategy Bond Fund	30,147	4,477	0	0	1,098	35,722	301	0
PIMCO Income Fund	37,789	5,983	0	0	961	44,733	1,117	0
PIMCO Investment Grade Corporate Bond Fund	37,790	5,548	0	0	1,297	44,635	770	0
PIMCO RAE Fundamental International Fund	37,672	2,711	(552)	36	4,705	44,572	0	0
PIMCO RAE Fundamental PLUS EMG Fund	37,672	5,282	(2,114)	228	3,418	44,486	1,259	0
PIMCO RAE Fundamental PLUS Small Fund	37,394	7,422	(422)	(44)	260	44,610	726	0
PIMCO Real Return Fund	37,754	6,882	0	0	6	44,642	574	0
PIMCO Short-Term Fund	112,917	20,374	0	0	631	133,922	1,001	0
PIMCO Short-Term Floating NAV Portfolio III	65,408	159,808	(148,400)	(2)	7	76,821	407	0
PIMCO StocksPLUS® Fund	37,435	3,824	0	0	3,355	44,614	332	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	37,740	4,426	(211)	(5)	2,356	44,306	1,317	0
PIMCO StocksPLUS® International Fund (Unhedged)	75,571	4,449	(2,075)	(86)	10,754	88,613	946	0
PIMCO Total Return Fund IV	113,146	18,059	0	0	2,478	133,683	1,087	0
Totals	$743,682	$256,549	$(153,774)	$127	$32,359	$878,943	$10,621	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with

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Notes to Financial Statements (Cont.)

the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Except with regard to the Investments in Mutual Funds subsection (if any), and unless stated otherwise, any reference in the below subsections to the “Portfolio” includes the Portfolio , and, where applicable, Acquired Funds, Underlying Funds and Underlying PIMCO Funds.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present when investing in a mutual fund that invests directly in individual stocks and bonds.

In the normal course of business, the Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

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The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the

Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in

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Notes to Financial Statements (Cont.)

interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation,

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Administrative Class	Advisor Class
0.45%	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the

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Notes to Financial Statements (Cont.)

Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  Acquired Fund expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2018, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2017, the amount was $2,156.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

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11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$96,742	$5,374

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	11,926	$120,542	18,823	$176,187
Advisor Class	1,244	12,511	2,885	26,505
Issued as reinvestment of distributions
Administrative Class	646	6,632	1,177	11,203
Advisor Class	105	1,069	194	1,842
Cost of shares redeemed
Administrative Class	(5,441)	(54,998)	(9,162)	(85,369)
Advisor Class	(262)	(2,615)	(695)	(6,436)
Net increase (decrease) resulting from Portfolio share transactions	8,218	$83,141	13,222	$123,932

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 97% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to

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Notes to Financial Statements (Cont.)

June 30, 2017 (Unaudited)

uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

Short-Term	Long-Term
$5,088	$26,830

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
853,117	30,116	(3,833)	26,283

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Index/Spread Abbreviations:
S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:
TBA	To-Be-Announced

SEMIANNUAL REPORT	JUNE 30, 2017	31

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT09SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Global Multi-Asset Managed Allocation Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Global Multi-Asset Managed Allocation Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to the following: allocation risk, acquired fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Portfolio or an Acquired Fund, which translates into heightened volatility for the Portfolio. The Portfolio or an Acquired Fund may engage in such transactions regardless of whether the Portfolio or an Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or an Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its

4	PIMCO VARIABLE INSURANCE TRUST

investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Multi-Asset Managed Allocation Portfolio	04/15/09	04/30/12	04/15/09	04/15/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

SEMIANNUAL REPORT	JUNE 30, 2017	5

Important Information About the PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2017†§

U.S. Treasury Obligations	39.3%
Mutual Funds	15.2%
Short-Term Instruments‡	13.0%
U.S. Government Agencies	7.7%
Sovereign Issues	7.3%
Corporate Bonds & Notes	6.5%
Asset-Backed Securities	3.8%
Common Stocks	3.7%
Exchange-Traded Funds	3.2%
Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	Inception≈
PIMCO Global Multi-Asset Managed Allocation Portfolio Institutional Class	7.42%	12.54%	2.94%	2.23%
PIMCO Global Multi-Asset Managed Allocation Portfolio Administrative Class	7.40%	12.42%	2.79%	5.31%
PIMCO Global Multi-Asset Managed Allocation Portfolio Advisor Class	7.34%	12.38%	2.69%	5.22%
60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index±	7.24%	10.47%	7.76%	9.30%♦
MSCI World Index±±	10.66%	18.20%	11.38%	12.52%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/15/2009.

± 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund Expenses), as supplemented, is 1.19% for Institutional Class shares, 1.34% for Administrative Class shares, and 1.44% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Bloomberg Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to European equities contributed to relative performance, as these securities generally gained value.

»	Security selection within U.S. inflation-linked investments added to relative performance.

»	Overweight exposure to securitized debt, specifically non-agency mortgage-backed securities, contributed to relative performance, as these securities generally posted positive returns.

»	Overweight exposure to Japanese equities contributed to relative performance, as these securities generally gained value.

»	Underweight exposure to U.S. equities detracted from relative performance, as these securities generally gained value.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Expense Example PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,074.20	$4.42	$1,000.00	$1,020.53	$4.31	0.86%
Administrative Class	1,000.00	1,074.00	5.19	1,000.00	1,019.79	5.06	1.01
Advisor Class	1,000.00	1,073.40	5.71	1,000.00	1,019.29	5.56	1.11

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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SEMIANNUAL REPORT	JUNE 30, 2017	9

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$11.50	$0.13	$0.72	$0.85	$(0.09)	$0.00	$0.00	$(0.09)
12/31/2016	11.33	0.26	0.21	0.47	0.00	0.00	(0.30)	(0.30)
12/31/2015	11.57	0.36	(0.37)	(0.01)	(0.21)	0.00	(0.02)	(0.23)
12/31/2014	11.34	0.36	0.19	0.55	0.00	0.00	(0.32)	(0.32)
12/31/2013	12.71	0.34	(1.31)	(0.97)	(0.30)	0.00	(0.10)	(0.40)
04/30/2012 - 12/31/2012	12.68	0.31	0.12	0.43	(0.35)	(0.05)	0.00	(0.40)
Administrative Class
01/01/2017 - 06/30/2017+	11.50	0.12	0.73	0.85	(0.09)	0.00	0.00	(0.09)
12/31/2016	11.33	0.24	0.21	0.45	0.00	0.00	(0.28)	(0.28)
12/31/2015	11.56	0.30	(0.32)	(0.02)	(0.19)	0.00	(0.02)	(0.21)
12/31/2014	11.33	0.33	0.20	0.53	0.00	0.00	(0.30)	(0.30)
12/31/2013	12.71	0.29	(1.28)	(0.99)	(0.29)	0.00	(0.10)	(0.39)
12/31/2012	12.15	0.29	0.77	1.06	(0.45)	(0.05)	0.00	(0.50)
Advisor Class
01/01/2017 - 06/30/2017+	11.55	0.11	0.74	0.85	(0.09)	0.00	0.00	(0.09)
12/31/2016	11.38	0.23	0.21	0.44	0.00	0.00	(0.27)	(0.27)
12/31/2015	11.61	0.27	(0.30)	(0.03)	(0.18)	0.00	(0.02)	(0.20)
12/31/2014	11.38	0.31	0.21	0.52	0.00	0.00	(0.29)	(0.29)
12/31/2013	12.76	0.27	(1.27)	(1.00)	(0.28)	0.00	(0.10)	(0.38)
12/31/2012	12.16	0.27	0.78	1.05	(0.40)	(0.05)	0.00	(0.45)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Portfolio may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.26	7.42%	$1,685	0.86	%*	1.01	%*	0.84	%*	0.99	%*	2.12	%*	173%
11.50	4.20	1,571	0.82		1.01		0.79		0.98		2.31		412
11.33	(0.05)	1,515	0.74		1.03		0.69		0.98		3.01		367
11.57	4.86	2,052	0.55		0.98		0.53		0.96		3.13		391
11.34	(7.68)	1,737	0.53		0.99		0.52		0.98		2.83		116
12.71	3.50	13	0.52	*	1.02	*	0.52	*	1.02	*	3.66	*	133

12.26	7.40	196,397	1.01	*	1.16	*	0.99	*	1.14	*	1.96	*	173
11.50	4.04	191,628	0.97		1.16		0.94		1.13		2.16		412
11.33	(0.14)	219,433	0.89		1.18		0.84		1.13		2.46		367
11.56	4.70	248,087	0.70		1.13		0.68		1.11		2.82		391
11.33	(7.87)	304,038	0.68		1.14		0.67		1.13		2.41		116
12.71	8.87	367,447	0.67		1.17		0.67		1.17		2.30		133

12.31	7.34	562,184	1.11	*	1.26	*	1.09	*	1.24	*	1.85	*	173
11.55	3.92	569,112	1.07		1.26		1.04		1.23		2.07		412
11.38	(0.26)	625,067	0.99		1.28		0.94		1.23		2.23		367
11.61	4.57	899,657	0.80		1.23		0.78		1.21		2.69		391
11.38	(7.91)	1,168,630	0.78		1.24		0.77		1.23		2.27		116
12.76	8.77	1,523,954	0.77		1.27		0.77		1.27		2.17		133

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$671,216
Investments in Affiliates	188,459
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,030
Over the counter	8,428
Cash	1
Deposits with counterparty	5,634
Foreign currency, at value	7,075
Receivable for investments sold	3,485
Receivable for investments sold on a delayed-delivery basis	288
Receivable for TBA investments sold	152,437
Receivable for Portfolio shares sold	4
Interest and/or dividends receivable	2,946
Dividends receivable from Affiliates	371
Reimbursement receivable from PIMCO	25
Total Assets	1,045,399

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$26,026
Payable for sale-buyback transactions	22,411
Payable for short sales	2,099
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,526
Over the counter	6,516
Payable for investments purchased	923
Payable for investments in Affiliates purchased	371
Payable for TBA investments purchased	212,955
Deposits from counterparty	6,216
Payable for Portfolio shares redeemed	357
Accrued investment advisory fees	537
Accrued supervisory and administrative fees	41
Accrued distribution fees	124
Accrued servicing fees	26
Other liabilities	5
Total Liabilities	285,133

Net Assets	$760,266

Net Assets Consist of:
Paid in capital	$735,744
Undistributed (overdistributed) net investment income	10,870
Accumulated undistributed net realized gain (loss)	18,003
Net unrealized appreciation (depreciation)	(4,351)

Net Assets	$760,266

Net Assets:
Institutional Class	$1,685
Administrative Class	196,397
Advisor Class	562,184

Shares Issued and Outstanding:
Institutional Class	137
Administrative Class	16,024
Advisor Class	45,684

Net Asset Value Per Share Outstanding:
Institutional Class	$12.26
Administrative Class	12.26
Advisor Class	12.31

Cost of investments in securities	$675,745
Cost of investments in Affiliates	$182,705
Cost of foreign currency held	$7,041
Proceeds received on short sales	$2,101
Cost or premiums of financial derivative instruments, net	$3,100

* Includes repurchase agreements of:	$38,974

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income
Interest	$7,026
Dividends	792
Dividends from Investments in Affiliates	3,454
Total Income	11,272

Expenses:
Investment advisory fees	3,514
Supervisory and administrative fees	230
Servicing fees - Administrative Class	145
Distribution and/or servicing fees - Advisor Class	706
Trustee fees	10
Interest expense	89
Total Expenses	4,694
Waiver and/or Reimbursement by PIMCO	(566)
Net Expenses	4,128

Net Investment Income (Loss)	7,144

Net Realized Gain (Loss):
Investments in securities	943
Investments in Affiliates	(1,366)
Exchange-traded or centrally cleared financial derivative instruments	40,684
Over the counter financial derivative instruments	(7,718)
Foreign currency	(224)

Net Realized Gain (Loss)	32,319

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	6,344
Investments in Affiliates	5,156
Exchange-traded or centrally cleared financial derivative instruments	(10,793)
Over the counter financial derivative instruments	13,804
Foreign currency assets and liabilities	70

Net Change in Unrealized Appreciation (Depreciation)	14,581

Net Increase (Decrease) in Net Assets Resulting from Operations	$54,044

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$7,144	$16,549
Net realized gain (loss)	32,319	(9,989)
Net change in unrealized appreciation (depreciation)	14,581	22,251

Net Increase in Net Assets Resulting from Operations	54,044	28,811

Distributions to Shareholders:
From net investment income
Institutional Class	(12)	0
Administrative Class	(1,414)	0
Advisor Class	(4,074)	0
Tax basis return of capital
Institutional Class	0	(40)
Administrative Class	0	(4,801)
Advisor Class	0	(13,660)

Total Distributions(a)	(5,500)	(18,501)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(50,589)	(94,014)

Total Increase (Decrease) in Net Assets	(2,045)	(83,704)

Net Assets:
Beginning of period	762,311	846,015
End of period*	$760,266	$762,311

* Including undistributed (overdistributed) net investment income of:	$10,870	$9,226

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Share of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
Energy Future Intermediate Holding Co. LLC
4.295% due 06/30/2017		$150	$150
Valeant Pharmaceuticals International, Inc.
5.830% due 04/01/2022		324	329

Total Loan Participations and Assignments (Cost $457)			479

CORPORATE BONDS & NOTES 7.3%

BANKING & FINANCE 5.0%
Ally Financial, Inc.
3.500% due 01/27/2019		700	711
3.600% due 05/21/2018		900	912
8.000% due 12/31/2018		200	216
8.000% due 11/01/2031		800	984
Barclays PLC
7.000% due 09/15/2019 (e)	GBP	300	400
8.250% due 12/15/2018 (e)		$1,300	1,381
BRFkredit A/S
2.000% due 10/01/2017	DKK	3,900	603
2.500% due 10/01/2047		762	119
4.000% due 01/01/2018		2,000	314
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$800	832
Deutsche Bank AG
4.250% due 10/14/2021		3,400	3,564
6.000% due 09/01/2017		240	242
Ford Motor Credit Co. LLC
2.058% due 03/12/2019		700	702
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,300
4.750% due 08/15/2017		800	803
Goldman Sachs Group, Inc.
2.446% due 09/15/2020		6,200	6,309
ING Bank NV
2.625% due 12/05/2022		1,000	1,009
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	2,100	2,576
Lloyds Banking Group PLC
7.000% due 06/27/2019 (e)	GBP	1,500	2,031
MetLife, Inc.
6.817% due 08/15/2018		$100	106
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	3,100	479
2.000% due 10/01/2017		6,900	1,066
2.000% due 01/01/2018		200	31
2.500% due 10/01/2047		1,222	192
Nykredit Realkredit A/S
1.000% due 07/01/2017		2,300	353
1.000% due 10/01/2017		11,700	1,806
2.000% due 10/01/2017		5,000	772
2.500% due 10/01/2047		4,300	671
Realkredit Danmark A/S
1.000% due 01/01/2018		1,000	155
1.000% due 04/01/2018		3,200	497
2.000% due 01/01/2018		5,000	777
2.500% due 10/01/2047		4,344	679
UBS AG
1.539% due 12/07/2018		$200	200
4.750% due 05/22/2023		3,500	3,575

			38,367

INDUSTRIALS 0.5%
eBay, Inc.
2.750% due 01/30/2023		500	496
Kinder Morgan, Inc.
7.250% due 06/01/2018		100	105
Mylan NV
3.750% due 12/15/2020		500	520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pioneer Natural Resources Co.
6.875% due 05/01/2018	$400	$416
Telefonica Emisiones S.A.U.
5.877% due 07/15/2019	100	107
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	900	901
2.450% due 11/20/2019	900	906

		3,451

UTILITIES 1.8%
AT&T, Inc.
1.808% due 01/15/2020	1,900	1,911
2.023% due 07/15/2021	4,400	4,448
Petrobras Global Finance BV
6.125% due 01/17/2022	2,700	2,794
7.250% due 03/17/2044	3,700	3,652
Verizon Communications, Inc.
1.722% due 05/22/2020	200	200
3.500% due 11/01/2021	700	725

		13,730

Total Corporate Bonds & Notes (Cost $54,784)		55,548

U.S. GOVERNMENT AGENCIES 8.7%
Fannie Mae
3.240% due 05/01/2038	3,136	3,318
Fannie Mae, TBA
3.500% due 08/01/2032 - 09/01/2047	61,400	62,905

Total U.S. Government Agencies (Cost $66,505)		66,223

U.S. TREASURY OBLIGATIONS 44.5%
U.S. Treasury Bonds
2.500% due 02/15/2046	7,006	6,534
2.500% due 05/15/2046	5,420	5,052
3.000% due 02/15/2047 (h)	8,680	8,971
3.000% due 05/15/2047	6,210	6,421
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2018	11,742	11,704
0.125% due 04/15/2020	25,520	25,566
0.125% due 04/15/2021	10,513	10,501
0.125% due 01/15/2023	106	105
0.125% due 07/15/2024	10	10
0.125% due 07/15/2026	27,391	26,432
0.250% due 01/15/2025	8,455	8,308
0.375% due 07/15/2023	294	296
0.375% due 07/15/2025	6,022	5,979
0.375% due 01/15/2027	6,782	6,664
0.625% due 01/15/2024	3,186	3,232
0.625% due 01/15/2026	6,144	6,186
1.250% due 07/15/2020	2,243	2,338
1.625% due 01/15/2018 (k)	1,167	1,173
1.875% due 07/15/2019 (k)	687	717
2.125% due 02/15/2040	7,105	8,848
2.125% due 02/15/2041 (k)	8,598	10,757
2.375% due 01/15/2025	20,056	22,855
3.625% due 04/15/2028	4,294	5,613
U.S. Treasury Notes
1.875% due 02/28/2022 (k)(m)	33,400	33,441
1.875% due 04/30/2022	100	100
2.250% due 02/15/2027 (h)	46,700	46,500
2.750% due 02/15/2024 (j)	70,700	73,547

Total U.S. Treasury Obligations (Cost $342,445)		337,850

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Alliance Bancorp Trust
1.456% due 07/25/2037	612	516
Bear Stearns Adjustable Rate Mortgage Trust
3.621% due 07/25/2036 ^	335	318

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 04/25/2036		$564	$505
Residential Accredit Loans, Inc. Trust
1.396% due 06/25/2046		308	136
Residential Asset Securitization Trust
1.616% due 05/25/2035		735	600

Total Non-Agency Mortgage-Backed Securities (Cost $2,078)			2,075

ASSET-BACKED SECURITIES 4.3%
Apidos CLO
2.308% due 04/15/2025		300	300
Ares CLO Ltd.
2.380% due 08/28/2025		400	401
Argent Mortgage Loan Trust
1.696% due 05/25/2035		1,039	941
CELF Low Levered Partners PLC
0.000% due 03/04/2024	EUR	53	61
CIFC Funding Ltd.
2.370% due 01/29/2025		$1,177	1,179
CIT Mortgage Loan Trust
2.566% due 10/25/2037		3,498	3,480
Countrywide Asset-Backed Certificates
1.356% due 05/25/2035		849	773
1.466% due 03/25/2037		700	637
CVP Cascade CLO Ltd.
2.308% due 01/16/2026		700	700
Dryden Senior Loan Fund
2.358% due 01/15/2025		1,764	1,767
First Franklin Mortgage Loan Trust
1.686% due 11/25/2036		1,600	1,408
Fremont Home Loan Trust
1.351% due 10/25/2036		1,286	1,168
1.366% due 10/25/2036		2,665	1,376
Highlander Euro CDO BV
0.000% due 05/01/2023	EUR	59	68
IndyMac Mortgage Loan Trust
1.286% due 07/25/2036		$1,149	540
Jubilee CDO BV
0.000% due 07/30/2024	EUR	726	829
0.139% due 09/20/2022		479	547
Lehman XS Trust
1.376% due 05/25/2036		$1,295	1,267
4.755% due 06/25/2036		756	751
Lockwood Grove CLO Ltd.
2.626% due 04/25/2025		1,200	1,207
Long Beach Mortgage Loan Trust
1.516% due 01/25/2036		1,900	1,431
Madison Park Funding Ltd.
1.420% due 02/26/2021		623	623
Morgan Stanley ABS Capital, Inc. Trust
2.191% due 07/25/2035		80	79
Navient Student Loan Trust
2.366% due 03/25/2066		1,308	1,323
OFSI Fund Ltd.
2.308% due 04/17/2025		1,900	1,904
Queen Street CLO BV
0.090% due 08/15/2024	EUR	242	277
Sudbury Mill CLO Ltd.
2.308% due 01/17/2026		$1,900	1,904
Symphony CLO Ltd.
2.188% due 10/15/2025		1,900	1,898
2.338% due 10/17/2026		300	301
VOLT LLC
3.500% due 03/25/2047		468	470
WhiteHorse Ltd.
2.370% due 02/03/2025		3,105	3,107

Total Asset-Backed Securities (Cost $32,073)			32,717

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 8.2%
Argentine Government International Bond
6.875% due 01/26/2027		$4,300	$4,457
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (c)	BRL	9,700	2,861
0.000% due 01/01/2018 (c)		45,900	13,277
0.000% due 04/01/2018 (c)		2,000	567
0.000% due 07/01/2018 (c)		2,800	778
Denmark Government International Bond
0.100% due 11/15/2023 (d)	DKK	14,769	2,404
Japan Government International Bond
0.100% due 03/10/2027 (d)	JPY	531,166	4,954
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	771	547
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	4,577	6,903
0.125% due 03/22/2026 (d)		2,442	3,763
0.125% due 11/22/2065 (d)		931	2,689
1.875% due 11/22/2022 (d)		7,764	12,556
3.500% due 01/22/2045		3,807	6,659

Total Sovereign Issues (Cost $62,965)			62,415

		SHARES
COMMON STOCKS 4.1%

CONSUMER DISCRETIONARY 0.4%
Cabela’s, Inc. (a)		50,190	2,982

ENERGY 0.9%
Antero Midstream Partners LP		11,487	381
Enable Midstream Partners LP		22,822	364
Enbridge Energy Partners LP		10,024	160
Energy Transfer Partners LP (j)		39,042	796
Enterprise Products Partners LP (j)		27,592	747
Genesis Energy LP		5,875	187
Kinder Morgan, Inc.		17,521	336
MPLX LP		21,115	705
NGL Energy Partners LP		16,854	236
ONEOK Partners LP		13,405	685
Plains All American Pipeline LP		21,690	570
Tallgrass Energy Partners LP		9,308	466
Targa Resources Corp.		6,359	288
Western Gas Partners LP		3,151	176
Williams Partners LP (j)		18,658	748

			6,845

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.4%
Fortress Investment Group LLC ‘A’	378,852	$3,027

HEALTH CARE 1.2%
Akorn, Inc. (a)	92,190	3,092
Patheon NV (a)	88,594	3,090
VCA, Inc. (a)	33,169	3,062

		9,244

INFORMATION TECHNOLOGY 1.2%
Brocade Communications Systems, Inc.	243,633	3,072
Mobileye NV (a)	49,510	3,109
NXP Semiconductor NV (a)	28,940	3,168

		9,349

Total Common Stocks (Cost $31,976)		31,447

EXCHANGE-TRADED FUNDS 3.7%
iShares MSCI EAFE ETF	229,737	14,979
Vanguard REIT ETF	152,475	12,690

Total Exchange-Traded Funds (Cost $27,818)		27,669

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.1%

CERTIFICATES OF DEPOSIT 0.9%
Barclays Bank PLC
1.949% due 11/06/2017	$1,900	1,905
Norinchukin Bank
1.871% due 10/12/2017	4,000	4,008
Sumitomo Mitsui Trust Bank Ltd.
2.012% due 10/06/2017	1,200	1,202

		7,115

REPURCHASE AGREEMENTS (g) 5.1%
		38,974

ARGENTINA TREASURY BILLS 0.8%
2.972% due 07/14/2017 - 12/15/2017 (b)(c)	6,400	6,353

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 0.2%
6.839% due 08/17/2017 - 01/04/2018 (b)(c)	MXN	32,140	$1,738

U.S. TREASURY BILLS 0.1%
0.926% due 08/31/2017 (b)(c)(m)†		$614	613

Total Short-Term Instruments (Cost $54,644)			54,793

Total Investments in Securities (Cost $675,745)			671,216

		SHARES
INVESTMENTS IN AFFILIATES 24.8%

MUTUAL FUNDS (f) 17.2%
PIMCO Capital Securities and Financials Fund		1,239,660	12,930
PIMCO EqS® Long/Short Fund		1,270,231	15,573
PIMCO Income Fund		4,893,557	60,435
PIMCO Mortgage Opportunities Fund		1,972,648	21,857
PIMCO RAE Fundamental PLUS Fund		2,812,938	20,225

Total Mutual Funds (Cost $125,270)			131,020

SHORT-TERM INSTRUMENTS 7.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.6%
PIMCO Short-Term Floating NAV Portfolio III		5,810,137	57,439

Total Short-Term Instruments (Cost $57,435)			57,439

Total Investments in Affiliates (Cost $182,705)			188,459

Total Investments 113.1% (Cost $858,450)			$859,675

Financial Derivative Instruments (i)(l) 0.1% (Cost or Premiums, net $3,100)			416

Other Assets and Liabilities, net (13.2)%			(99,825)

Net Assets 100.0%			$760,266

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	1.390% †	06/30/2017	07/03/2017	$8,000	U.S. Treasury Notes 3.625% due 02/15/2021	$(8,158)	$8,000	$8,001
	1.400 †	06/30/2017	07/03/2017	10,100	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2022	(10,287)	10,100	10,101
DEU	1.400 †	06/30/2017	07/03/2017	10,100	U.S. Treasury Notes 1.750% due 05/15/2023	(10,286)	10,100	10,101
JPS	1.400 †	06/30/2017	07/03/2017	10,100	U.S. Treasury Notes 1.250% due 10/31/2021	(10,300)	10,100	10,101
SSB	0.050 †	06/30/2017	07/03/2017	674	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(695)	674	674

Total Repurchase Agreements						$(39,726)	$38,974	$38,978

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
IND	1.170%	05/31/2017	07/31/2017	$(17,027)	$(17,045)
JPS	1.070	06/01/2017	07/05/2017	(8,973)	(8,981)

Total Reverse Repurchase Agreements					$(26,026)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
UBS	2.440%	06/06/2017	09/06/2017	$(22,391)	$(22,411)

Total Sale-Buyback Transactions					$(22,411)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.3)%
Fannie Mae, TBA	4.000%	08/01/2047	$2,000	$(2,101)	$(2,099)

Total Short Sales (0.3)%				$(2,101)	$(2,099)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
PIMCO Global Multi-Asset Managed Allocation Portfolio
Global/Master Repurchase Agreement
IND	$0	$(17,045)	$0	$(17,045)	$16,827	$(218)
JPS	0	(8,981)	0	(8,981)	8,711	(270)
SSB	333	0	0	333	(345)	(12)

Master Securities Forward Transaction Agreement
UBS	0	0	(22,411)	(22,411)	22,005	(406)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPG	18,102	0	0	18,102	(18,444)	(342)
DEU	10,101	0	0	10,101	(10,286)	(185)
JPS	10,101	0	0	10,101	(10,300)	(199)
SSB	341	0	0	341	(350)	(9)

Total Borrowings and Other Financing Transactions	$38,978	$(26,026)	$(22,411)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(8,981)	$(17,045)	$0	$(26,026)

Total	$0	$(8,981)	$(17,045)	$0	$(26,026)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	0	(22,411)	0	(22,411)

Total	$0	$0	$(22,411)	$0	$(22,411)

Total Borrowings	$0	$(8,981)	$(39,456)	$0	$(48,437)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(48,437)

(h)	Securities with an aggregate market value of $47,804 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(11,654) at a weighted average interest rate of 0.971%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Payable for sale-buyback transactions includes $(49) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Natural Gas April Futures †	$3.100	03/26/2018	47	$158	$86
Call - NYMEX Natural Gas August Futures †	3.100	07/26/2018	47	158	94
Call - NYMEX Natural Gas December Futures †	3.100	11/27/2018	47	158	155
Call - NYMEX Natural Gas February Futures †	3.100	01/26/2018	47	158	237
Call - NYMEX Natural Gas January Futures †	3.100	12/26/2017	47	157	220
Call - NYMEX Natural Gas July Futures †	3.100	06/26/2018	47	157	88
Call - NYMEX Natural Gas June Futures †	3.100	05/25/2018	47	157	80
Call - NYMEX Natural Gas March Futures †	3.100	02/23/2018	47	157	241
Call - NYMEX Natural Gas May Futures †	3.100	04/25/2018	47	157	74
Call - NYMEX Natural Gas November Futures †	3.100	10/26/2018	47	157	118
Call - NYMEX Natural Gas October Futures †	3.100	09/25/2018	47	157	102
Call - NYMEX Natural Gas September Futures †	3.100	08/28/2018	47	157	94

				$1,888	$1,589

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar March Futures	$98.250	03/19/2018	798	$79	$65

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500	2,400.000	07/21/2017	158	$294	$204
Put - CBOE S&P 500	2,250.000	12/15/2017	188	1,638	670

				$1,932	$874

Total Purchased Options				$3,899	$2,528

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - NYMEX Natural Gas April Futures †	$2.600	03/26/2018	47	$(82)	$(68)
Call - NYMEX Natural Gas April Futures †	3.750	03/26/2018	47	(76)	(30)
Put - NYMEX Natural Gas August Futures †	2.600	07/26/2018	47	(82)	(73)
Call - NYMEX Natural Gas August Futures †	3.750	07/26/2018	47	(76)	(32)
Put - NYMEX Natural Gas December Futures †	2.600	11/27/2018	47	(82)	(71)
Call - NYMEX Natural Gas December Futures †	3.750	11/27/2018	47	(76)	(71)
Put - NYMEX Natural Gas February Futures †	2.600	01/26/2018	47	(82)	(39)
Call - NYMEX Natural Gas February Futures †	3.750	01/26/2018	47	(76)	(128)
Put - NYMEX Natural Gas January Futures †	2.600	12/26/2017	47	(82)	(25)
Call - NYMEX Natural Gas January Futures †	3.750	12/26/2017	47	(76)	(101)
Put - NYMEX Natural Gas July Futures †	2.600	06/26/2018	47	(82)	(70)
Call - NYMEX Natural Gas July Futures †	3.750	06/26/2018	47	(76)	(28)
Put - NYMEX Natural Gas June Futures †	2.600	05/25/2018	47	(82)	(71)
Call - NYMEX Natural Gas June Futures †	3.750	05/25/2018	47	(76)	(24)
Put - NYMEX Natural Gas March Futures †	2.600	02/23/2018	47	(82)	(59)
Call - NYMEX Natural Gas March Futures †	3.750	02/23/2018	47	(76)	(142)
Put - NYMEX Natural Gas May Futures †	2.600	04/25/2018	47	(82)	(73)
Call - NYMEX Natural Gas May Futures †	3.750	04/25/2018	47	(76)	(22)
Put - NYMEX Natural Gas November Futures †	2.600	10/26/2018	47	(82)	(80)
Call - NYMEX Natural Gas November Futures †	3.750	10/26/2018	47	(76)	(49)
Put - NYMEX Natural Gas October Futures †	2.600	09/25/2018	47	(82)	(83)
Call - NYMEX Natural Gas October Futures †	3.750	09/25/2018	47	(76)	(37)
Put - NYMEX Natural Gas September Futures †	2.600	08/28/2018	47	(82)	(82)
Call - NYMEX Natural Gas September Futures †	3.750	08/28/2018	47	(76)	(33)

				$(1,896)	$(1,491)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August Futures	$126.000	07/21/2017	250	$(55)	$(196)
Call - CBOT U.S. Treasury 10-Year Note August Futures	127.500	07/21/2017	250	(56)	(11)
Put - CBOT U.S. Treasury 10-Year Note September Futures	124.500	08/25/2017	130	(57)	(60)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.500	08/25/2017	130	(67)	(26)
Call - CME 90-Day Eurodollar March Futures	98.750	03/19/2018	798	(91)	(30)

				$(326)	$(323)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,350.000	07/21/2017	190	$(197)	$(105)
Put - CBOE S&P 500	2,050.000	12/15/2017	188	(1,391)	(280)
Put - EUREX EURO STOXX 50	3,400.000	07/21/2017	194	(35)	(88)
Put - EUREX EURO STOXX 70	122.500	07/21/2017	1,060	(75)	(35)

				$(1,698)	$(508)

Total Written Options				$(3,920)	$(2,322)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent (ICE) Dubai Futures April Futures †	04/2018	35	$	48	$ (13)	$ 0	$ 0
Brent (ICE) Dubai Futures August Futures †	08/2018	35		53	(8)	1	0
Brent (ICE) Dubai Futures December Futures †	12/2018	35		56	(5)	1	0
Brent (ICE) Dubai Futures February Futures †	02/2018	35		47	(14)	0	0
Brent (ICE) Dubai Futures January Futures †	01/2018	35		47	(14)	1	0
Brent (ICE) Dubai Futures July Futures †	07/2018	35		52	(8)	0	0
Brent (ICE) Dubai Futures June Futures †	06/2018	35		51	(9)	0	0
Brent (ICE) Dubai Futures March Futures †	03/2018	35		47	(14)	0	(1)
Brent (ICE) Dubai Futures May Futures †	05/2018	35		50	(11)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent (ICE) Dubai Futures November Futures †	11/2018	35	$	54	$(6)	$1	$0
Brent (ICE) Dubai Futures October Futures †	10/2018	35		53	(8)	1	0
Brent (ICE) Dubai Futures September Futures †	09/2018	35		53	(8)	1	0
Brent Crude December Futures †	10/2017	148		7,339	470	161	0
Copper November Futures †	11/2017	1		149	0	0	0
Cotton No. 2 December Futures †	12/2017	18		617	(50)	12	0
E-mini NASDAQ 100 Index September Futures	09/2017	7		791	(12)	0	0
E-mini S&P 500 Index September Futures	09/2017	1,517		183,625	(763)	68	0
Euro STOXX 50 September Futures	09/2017	1,536	EUR	60,191	(1,997)	0	(1,702)
Euro-Bund 10-Year Bond September Futures	09/2017	99		18,303	(153)	0	(180)
FTSE 100 Index September Futures	09/2017	267	GBP	25,186	(786)	0	(304)
Gas Oil December Futures †	12/2017	200	$	8,810	(75)	40	0
JPX Nikkei Index 400 September Futures	09/2017	2,722	JPY	34,728	198	145	(254)
Lead November Futures †	11/2017	10	$	574	(2)	0	0
Mini MSCI EAFE Index September Futures	09/2017	151		14,266	(80)	11	0
Mini MSCI Emerging Markets Index September Futures	09/2017	153		7,713	(1)	46	0
Natural Gas October Futures †	09/2017	42		1,284	(17)	0	(3)
Nikkei 225 Yen-denominated September Futures	09/2017	114	JPY	10,169	(32)	46	(120)
S&P/Toronto Stock Exchange 60 September Futures	09/2017	85	CAD	11,657	(227)	0	(155)
Silver December Futures †	12/2017	5	$	418	(4)	0	(1)
SPI 200 Index September Futures	09/2017	17	AUD	1,845	(40)	26	(42)
U.S. Treasury 10-Year Note September Futures	09/2017	304	$	38,162	(491)	0	(86)
WTI Crude November Futures †	10/2017	5		234	9	5	0
Zinc November Futures †	11/2017	27		1,863	6	0	0

					$(4,165)	$566	$(2,848)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum November Futures †	11/2017	42	$	(2,022)	$(10)	$0	$0
Arabica Coffee December Futures †	12/2017	30		(1,454)	70	7	0
Brent Crude December Futures †	10/2018	297		(15,310)	(861)	0	(291)
Brent Crude November Futures †	09/2017	3		(148)	(7)	0	(3)
Call Options Strike @ USD 63.000 on Brent Crude June Futures †	04/2018	158		(210)	58	0	(20)
Corn December Futures †	12/2017	85		(1,666)	34	0	(51)
Euro-OAT France Government 10-Year Bond September Futures	09/2017	60	EUR	(10,175)	61	89	0
Euro-Schatz September Futures	09/2017	345		(44,074)	82	20	0
Gas Oil October Futures †	10/2017	15	$	(659)	(44)	0	(3)
Gold 100 oz. December Futures †	12/2017	9		(1,125)	(6)	3	0
Japan Government 10-Year Bond September Futures	09/2017	18	JPY	(24,023)	41	67	0
New York Harbor ULSD October Futures †	09/2017	17	$	(1,070)	(11)	0	(23)
Nickel November Futures †	11/2017	7		(396)	(3)	0	0
Put Options Strike @ USD 43.000 on Brent Crude June Futures †	04/2018	158		(371)	79	47	0
Sugar No. 11 October Futures †	09/2017	49		(758)	(47)	0	(17)
U.S. Treasury 5-Year Note September Futures	09/2017	21		(2,475)	5	4	0
U.S. Treasury 30-Year Bond September Futures	09/2017	86		(13,217)	(93)	49	0
United Kingdom Long Gilt September Futures	09/2017	58	GBP	(9,486)	141	84	0
Wheat December Futures †	12/2017	69	$	(1,880)	(252)	0	(102)

					$(763)	$370	$(510)

Total Futures Contracts					$(4,928)	$936	$(3,358)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Altria Group, Inc.	1.000%	06/20/2021	0.198%	$	800	$(24)	$(1)	$(25)	$0	$0
Boston Scientific Corp.	1.000	06/20/2020	0.131		1,200	(31)	0	(31)	0	0
Cigna Corp.	1.000	03/20/2021	0.244		200	(6)	1	(5)	0	0
Kraft Heinz Foods Co.	1.000	09/20/2020	0.284		600	(14)	0	(14)	0	0

						$(75)	$0	$(75)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Deutsche Bank AG	1.000%	12/20/2017	0.149%	EUR	2,600	$14	$(1)	$13	$0	$0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022		$40,460	$(3,042)	$183	$ (2,859)	$0	$(93)
CDX.IG-28 5-Year Index	1.000	06/20/2022		30,900	(590)	8	(582)	0	(15)
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021	EUR	12,800	(201)	(136)	(337)	11	0
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022		35,382	(573)	(314)	(887)	34	0

					$(4,406)	$(259)	$ (4,665)	$45	$(108)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	12/21/2026		$33,080	$1,920	$(502)	$1,418	$104	$0
Receive	3-Month USD-LIBOR	1.500	12/16/2017		23,880	232	(210)	22	0	0
Receive	3-Month USD-LIBOR	1.250	06/15/2018		15,100	71	(97)	(26)	0	(1)
Receive	3-Month USD-LIBOR	1.250	06/21/2019		73,500	436	75	511	31	0
Pay	3-Month USD-LIBOR	1.500	12/21/2021		15,300	(352)	89	(263)	0	(26)
Pay	3-Month USD-LIBOR	1.250	06/21/2022		14,000	569	(97)	472	26	0
Receive	3-Month USD-LIBOR	2.000	06/15/2023		18,300	(671)	693	22	41	0
Pay(6)	3-Month USD-LIBOR	2.678	10/25/2023		1,800	0	38	38	0	(4)
Pay(6)	3-Month USD-LIBOR	2.670	11/19/2023		8,000	0	160	160	0	(18)
Pay(6)	3-Month USD-LIBOR	2.681	12/12/2023		8,000	0	160	160	0	(18)
Pay(6)	3-Month USD-LIBOR	2.500	12/19/2023		12,600	14	130	144	0	(27)
Receive	3-Month USD-LIBOR	1.750	12/21/2023		31,900	(671)	1,286	615	75	0
Receive(6)	3-Month USD-LIBOR	2.500	02/22/2026		27,020	(86)	141	55	46	0
Receive(6)	3-Month USD-LIBOR	2.400	03/16/2026		8,600	(32)	90	58	15	0
Receive(6)	3-Month USD-LIBOR	1.850	07/27/2026		7,900	(12)	268	256	12	0
Receive(6)	3-Month USD-LIBOR	2.000	07/27/2026		29,200	850	(95)	755	44	0
Pay(6)	3-Month USD-LIBOR	1.950	11/08/2026		12,700	(38)	(330)	(368)	0	(18)
Receive(6)	3-Month USD-LIBOR	2.500	12/20/2027		22,400	598	(326)	272	0	(71)
Receive(6)	3-Month USD-LIBOR	2.765	07/18/2028		37,000	131	(1,196)	(1,065)	117	0
Receive	3-Month USD-LIBOR	2.250	12/21/2046		3,500	(315)	80	(235)	0	(15)
Receive	3-Month USD-LIBOR	1.750	06/21/2047		7,600	(1,396)	46	(1,350)	0	(29)
Receive(6)	3-Month USD-LIBOR	2.969	10/25/2048		1,820	0	(132)	(132)	9	0
Receive(6)	3-Month USD-LIBOR	2.951	11/19/2048		1,000	0	(68)	(68)	5	0
Receive(6)	3-Month USD-LIBOR	2.953	12/12/2048		1,000	0	(68)	(68)	5	0
Receive(6)	3-Month USD-LIBOR	2.750	12/19/2048		2,800	34	(104)	(70)	13	0
Receive(6)	6-Month EUR-EURIBOR	0.250	09/20/2022	EUR	27,500	77	53	130	127	0
Receive(6)	6-Month EUR-EURIBOR	1.500	03/21/2048		3,050	(40)	119	79	74	0
Receive(6)	6-Month GBP-LIBOR	0.750	09/20/2019	GBP	37,500	(101)	101	0	50	0
Receive(6)	6-Month GBP-LIBOR	1.000	09/20/2022		3,900	(26)	34	8	22	0
Receive(6)	6-Month GBP-LIBOR	1.500	09/20/2027		35,850	(362)	(228)	(590)	455	0
Receive(6)	6-Month GBP-LIBOR	1.750	03/21/2048		4,550	(258)	72	(186)	150	0
Pay	6-Month JPY-LIBOR	1.000	03/20/2024	JPY	2,280,000	(857)	(350)	(1,207)	27	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021	MXN	103,300	(10)	69	59	0	(12)
Pay	28-Day MXN-TIIE	7.350	11/17/2021		28,100	0	36	36	0	(3)
Pay	28-Day MXN-TIIE	7.200	06/05/2024		70,300	1	47	48	0	(19)
Pay	28-Day MXN-TIIE	7.733	02/25/2027		94,000	138	79	217	0	(31)
Pay	CPTFEMU	0.290	08/15/2017	EUR	5,900	11	30	41	0	(1)
Pay	CPTFEMU	0.580	10/15/2017		500	(2)	3	1	0	0
Pay	CPTFEMU	0.830	05/15/2018		5,300	(23)	(46)	(69)	0	(4)
Pay	CPTFEMU	0.625	09/15/2018		3,700	(10)	29	19	0	0
Pay	CPTFEMU	0.650	10/15/2018		700	(2)	6	4	0	0
Pay	CPTFEMU	0.883	11/15/2018		4,300	0	33	33	2	0
Pay	CPTFEMU	0.806	04/15/2021		500	3	9	12	1	0
Pay	CPTFEMU	0.875	05/15/2021		4,000	26	65	91	7	0
Pay	CPTFEMU	1.165	12/15/2021		180	0	0	0	0	0
Pay	CPTFEMU	1.177	05/15/2026		1,000	(26)	3	(23)	0	(3)
Pay	CPTFEMU	1.385	12/15/2026		6,500	0	12	12	0	(24)
Pay	CPTFEMU	1.360	06/15/2027		2,700	0	7	7	11	0
Pay	CPURNSA	2.027	11/23/2020		$6,400	0	(34)	(34)	6	0
Pay	CPURNSA	2.021	11/25/2020		6,100	0	(32)	(32)	5	0
Pay	CPURNSA	1.550	07/26/2021		2,200	74	(35)	39	3	0
Pay	CPURNSA	1.603	09/12/2021		1,700	51	(27)	24	3	0
Pay	CPURNSA	1.730	07/26/2026		2,200	(118)	54	(64)	0	(2)
Pay	CPURNSA	1.801	09/12/2026		1,700	(79)	43	(36)	0	(2)
Pay	CPURNSA	1.780	09/15/2026		8,000	(388)	198	(190)	0	(11)
Pay	FRCPXTOB	0.890	11/15/2018	EUR	1,500	3	(4)	(1)	1	0
Pay	FRCPXTOB	1.438	06/15/2027		2,700	0	(5)	(5)	0	(11)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	UKRPI	3.400%	06/15/2030	GBP	17,250	$6	$293	$299	$0	$(198)
Pay	UKRPI	3.325	08/15/2030		11,900	(52)	(49)	(101)	0	(158)
Pay	UKRPI	3.530	10/15/2031		4,300	56	(16)	40	0	(31)

						$(626)	$600	$(26)	$1,487	$(737)

Total Swap Agreements						$(5,093)	$340	$(4,753)	$1,532	$(845)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO Global Multi-Asset Managed Allocation Portfolio(8)	$939	$655	$1,532	$3,126	$(831)	$(2,843)	$(845)	$(4,519)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)(8)	1,589	315	0	1,904	(1,491)	(516)	0	(2,007)

Total Exchange-Traded or Centrally Cleared	$2,528	$970	$1,532	$5,030	$(2,322)	$(3,359)	$(845)	$(6,526)

(j)	Securities with an aggregate market value of $2,798 have been pledged as collateral as of June 30, 2017 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(k)	Securities with an aggregate market value of $24,110 and cash of $5,808 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $34 and liability of $(1) for closed futures is outstanding at period end.
(8)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	DKK	9,495		$1,392	$0	$(66)
	07/2017	SEK	35,370		4,114	0	(84)
	07/2017		$938	DKK	6,197	14	0
	08/2017		133	MXN	2,412	0	(1)
	08/2017		4,120	SEK	35,370	84	0
	10/2017	DKK	6,197		$943	0	(14)
	07/2018	BRL	1,600		472	18	0
BPS	07/2017		6,275		1,898	4	0
	07/2017	COP	5,766,636		1,951	61	0
	07/2017		$1,897	BRL	6,275	0	(3)
	07/2017		659	INR	42,683	0	0
	07/2017		115	MXN	2,190	6	0
	07/2017		656	PHP	33,076	0	(2)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2017	COP	1,836,078		$629	$29	$0
	08/2017		$1,326	MXN	25,518	73	0
	09/2017	TWD	73,219		$2,417	8	0
	10/2017	BRL	20,800		6,195	28	0
	10/2017	CLP	505,749		751	0	(9)
	10/2017		$8,919	BRL	29,900	0	(54)
	01/2018	BRL	2,500		$692	0	(38)
	01/2018	DKK	8,200		1,201	0	(71)
	03/2018	MXN	27,960		1,337	0	(149)
	03/2018		$1,409	MXN	27,960	77	0
BRC	07/2017	DKK	2,323		$354	0	(2)
CBK	07/2017	BRL	24,401		7,376	10	0
	07/2017	GBP	11,924		15,342	0	(188)
	07/2017		$7,421	BRL	24,401	0	(55)
	08/2017		568	EUR	508	13	0
	08/2017		229	TRY	871	16	0
	09/2017	KRW	2,483,547		$2,190	19	0
	09/2017		$3,266	ARS	54,633	0	(100)
DUB	09/2017		157	HKD	1,225	0	0
	10/2017		1,586	BRL	5,300	0	(15)
	01/2018	BRL	24,800		$6,970	0	(278)
	07/2018		300		86	1	0
FBF	07/2017		$695	CNH	4,746	5	0
	08/2017		15,482	CAD	21,106	805	0
	10/2017	RUB	8,021		$137	4	0
	12/2017	CNH	4,746		687	0	(5)
GLM	07/2017	BRL	3,378		1,014	0	(5)
	07/2017	CZK	47,735		2,043	0	(46)
	07/2017	GBP	5,244		6,676	0	(154)
	07/2017	RUB	74,783		1,279	20	(6)
	07/2017		$1,021	BRL	3,378	0	(1)
	07/2017		487	DKK	3,232	9	0
	07/2017		4,929	GBP	3,855	92	0
	07/2017		1,311	TRY	4,657	9	0
	07/2017		1,349	ZAR	17,328	0	(25)
	08/2017		1,008	BRL	3,378	5	0
	08/2017		11,581	CHF	11,575	521	0
	08/2017		873	NOK	7,581	36	0
	08/2017	ZAR	23,073		$1,675	0	(80)
	10/2017	IDR	7,289,372		543	2	0
	10/2017	RUB	50,810		867	24	0
	10/2017		$776	BRL	2,600	0	(5)
	01/2018	MXN	4,065		$198	0	(19)
	04/2018	DKK	3,232		495	0	(9)
HUS	07/2017		$1,343	TRY	4,770	5	(1)
	08/2017		1,344	GBP	1,034	4	0
	08/2017		167	MXN	2,994	0	(3)
	09/2017		1,458	HKD	11,350	0	(1)
	10/2017	DKK	29,243		$4,475	0	(39)
	10/2017		$7,857	BRL	26,300	0	(59)
IND	08/2017		29,885	JPY	3,388,698	295	0
JPM	07/2017	BRL	14,749		$4,443	0	(9)
	07/2017	KRW	734,130		656	14	0
	07/2017	NZD	349		247	0	(9)
	07/2017	RUB	37,099		624	0	(2)
	07/2017	TWD	19,898		656	1	0
	07/2017		$4,458	BRL	14,749	0	(6)
	07/2017		4,650	GBP	3,596	33	0
	07/2017		1,961	INR	126,791	0	(2)
	08/2017	MXN	73,099		$3,813	0	(193)
	08/2017		$481	CHF	464	4	0
	08/2017		531	COP	1,578,132	0	(16)
	09/2017	MYR	538		$126	2	0
	09/2017		$2,053	SGD	2,839	12	0
	10/2017	BRL	28,900		$8,500	0	(68)
	10/2017	DKK	2,505		384	0	(3)
	01/2018	BRL	4,900		1,355	0	(77)
	01/2018	DKK	194		30	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2018	BRL	100		$29	$1	$0
MSB	08/2017	EUR	3,328		3,742	0	(67)
	04/2018	BRL	2,000		596	20	0
	07/2018		800		236	9	0
NGF	07/2017	MXN	2,190		108	0	(13)
	08/2017		3,280		160	0	(19)
	10/2017	BRL	24,100		7,032	0	(113)
	11/2017	MXN	8,710		422	0	(47)
	01/2018	BRL	13,700		3,819	0	(184)
RBC	07/2017	CZK	16,152		696	0	(12)
SCX	08/2017	PLN	879		228	0	(9)
	08/2017		$3,975	AUD	5,402	175	0
	08/2017		868	JPY	95,700	0	(16)
	08/2017		4,547	MXN	88,551	306	0
	09/2017	THB	16,008		$473	1	0
SOG	07/2017		$333	ILS	1,211	15	0
	07/2017		4,056	SEK	35,370	143	0
	07/2017		649	ZAR	8,501	0	(1)
	08/2017	MXN	84,176		$4,530	0	(83)
	08/2017	TRY	1,677		438	0	(33)
	08/2017		$2,453	MXN	46,980	122	0
TOR	08/2017	MXN	8,005		$399	0	(39)
UAG	07/2017	CNH	4,746		684	0	(16)
	07/2017	CZK	3,285		132	0	(12)
	07/2017		$13,339	GBP	10,408	217	0
	07/2017		2,789	INR	181,473	15	0
	08/2017	GBP	10,408		$13,351	0	(217)
	08/2017		$41,659	EUR	38,093	1,941	0

Total Forward Foreign Currency Contracts						$5,328	$(2,854)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
MYI	Put - OTC S&P 500 U&I @ 2,065.160	10Y USISDA 1.865	07/20/2017	31,482	$808	$10
	Put - OTC S&P 500 U&I @ 2,264.940	10Y USISDA 2.670	05/03/2018	32,425	763	449

					$1,571	$459

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$	5,500	$551	$118
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		5,500	551	663
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		53,400	2,114	263
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		42,550	1,811	209
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		4,100	410	88
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		4,100	410	495

								$5,847	$1,836

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC EURO STOXX 50	3,156.850	12/15/2017	EUR	9	$470	$31

Total Purchased Options						$7,888	$2,326

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC GBP versus USD	$	1.265	07/05/2017	GBP	1,200	$(7)	$0
MSB	Put - OTC GBP versus USD		1.266	07/06/2017		2,500	(15)	0

							$(22)	$0

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount		Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	5,600	$(255)	$(65)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$	1,100	(7)	0
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020		7,800	(21)	40
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		7,800	(21)	27
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		10,700	(121)	(45)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		4,500	(83)	(25)

							$(508)	$(68)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
RYL	Call - OTC 5-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Receive	1.800%	11/07/2017	$ 16,000	$(139)	$(5)
	Put - OTC 5-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	2.600	11/07/2017	16,000	(139)	(157)

							$(278)	$(162)

OPTIONS ON EXCHANGE-TRADED FUNDS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC MSCI Emerging Markets Fund	$975.000	07/21/2017	$	7	$(43)	$(38)
	Call - OTC MSCI Emerging Markets Fund	1,020.000	07/21/2017		8	(43)	(58)

						$(86)	$(96)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Put - OTC Nikkei 225	19,000.000	07/14/2017	JPY	43	$(61)	$(9)
JPM	Call - OTC Bovespa	65,000.000	08/16/2017	BRL	1	(93)	(144)

						$(154)	$(153)

Total Written Options						$(1,048)	$(479)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		443		10,819		(3,419)		(2,824)		(701)		4,318
Notional Amount in $	$	563,009		$46,579		$(461,528)	$	(51,445)	$	(32,700)	$	63,915
Notional Amount in BRL	BRL	0	BRL	2	BRL	(1)	BRL	0	BRL	0	BRL	1
Notional Amount in EUR	EUR	27,800	EUR	58,602	EUR	(16,402)	EUR	(35,100)	EUR	(29,300)	EUR	5,600
Notional Amount in GBP	GBP	11,700	GBP	40,636	GBP	0	GBP	(36,324)	GBP	(12,312)	GBP	3,700
Notional Amount in JPY	JPY	0	JPY	43	JPY	0	JPY	0	JPY	0	JPY	43
Premiums	$	(6,994)		$(9,303)		$8,366	$	2,233	$	730	$	(4,968)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	25

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	EURMARGIN 3Q17 †	$7.180	09/30/2017	7,500	$(2)	$(6)	$0	$(8)
	Receive	PLATGOLD N7 †	238.250	07/07/2017	2,000	6	(163)	0	(157)
GST	Receive	PLATGOLD N7 †	232.800	07/05/2017	7,100	0	(598)	0	(598)
JPM	Pay	EURMARGIN 3Q17 †	7.270	09/30/2017	4,500	0	(4)	0	(4)
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	30,000	0	47	47	0
MAC	Receive	EURMARGIN 4Q17 †	4.000	12/31/2017	900	0	2	2	0
MYC	Receive	EURMARGIN 2H18 †	5.770	12/31/2018	4,800	0	2	2	0
	Receive	EURMARGIN 2H18 †	5.810	12/31/2018	3,000	0	1	1	0
	Receive	EURMARGIN 2H18 †	5.980	12/31/2018	1,800	0	1	1	0
	Pay	EURMARGIN 3Q17 †	7.530	09/30/2017	1,500	0	(1)	0	(1)
	Receive	EURMARGIN 4Q17 †	4.740	12/31/2017	9,600	0	14	14	0
	Receive	EURMARGIN 4Q17 †	4.850	12/31/2017	9,300	0	13	13	0
	Pay	EURMARGIN 4Q17 †	5.820	12/31/2017	4,800	0	(2)	0	(2)
	Pay	EURMARGIN 4Q17 †	5.860	12/31/2017	1,800	0	(1)	0	(1)
	Pay	EURMARGIN 4Q17 †	5.900	12/31/2017	3,000	0	(1)	0	(1)
SOG	Pay	EURMARGIN 3Q17 †	7.150	09/30/2017	1,500	0	(2)	0	(2)
	Pay	EURMARGIN 4Q17 †	6.050	12/31/2017	3,000	0	0	0	0

						$4	$(698)	$80	$(774)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2017(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pioneer Natural Resources Co.	(1.000)%	06/20/2018	0.144%	$	400	$8	$(12)	$0	$(4)

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	06/20/2021	1.040%	$	400	$(13)	$13	$0	$0
BPS	Brazil Government International Bond	1.000	06/20/2022	2.376		200	(13)	0	0	(13)
BRC	Colombia Government International Bond	1.000	06/20/2021	1.040		300	(9)	9	0	0
	Mexico Government International Bond	1.000	06/20/2021	0.837		600	(16)	20	4	0
CBK	Brazil Government International Bond	1.000	06/20/2021	1.885		200	(17)	10	0	(7)
	Brazil Government International Bond	1.000	06/20/2022	2.376		600	(38)	1	0	(37)
	California State General Obligation Bonds, Series 2003	1.000	12/20/2017	0.082		7,200	(134)	168	34	0
	Mexico Government International Bond	1.000	06/20/2021	0.837		200	(5)	6	1	0
	Russia Government International Bond	1.000	12/20/2021	1.529		1,800	(56)	16	0	(40)
DUB	Brazil Government International Bond	1.000	06/20/2021	1.885		400	(34)	21	0	(13)
FBF	Brazil Government International Bond	1.000	06/20/2021	1.885		1,100	(76)	40	0	(36)
GST	Brazil Government International Bond	1.000	06/20/2021	1.885		1,700	(118)	62	0	(56)
HUS	Brazil Government International Bond	1.000	06/20/2022	2.376		13,300	(860)	29	0	(831)
	Colombia Government International Bond	1.000	06/20/2021	1.040		600	(19)	18	0	(1)
	Mexico Government International Bond	1.000	06/20/2021	0.837		1,500	(37)	47	10	0
JPM	Brazil Government International Bond	1.000	06/20/2021	1.885		800	(56)	30	0	(26)
NGF	Russia Government International Bond	1.000	06/20/2021	1.333		600	(37)	30	0	(7)

							$(1,538)	$520	$49	$(1,067)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(4)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
								Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$	2,577	$(56)	$61	$5	$0
GST	CMBX.NA.AAA.10 Index	0.500	11/17/2059		2,200	(65)	15	0	(50)
	CMBX.NA.AAA.7 Index	0.500	01/17/2047		600	(20)	20	0	0
	CMBX.NA.AAA.8 Index	0.500	10/17/2057		7,900	(364)	314	0	(50)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058		11,100	(685)	534	0	(151)
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057		11,100	(576)	506	0	(70)
MYC	CMBX.NA.AAA.10 Index	0.500	11/17/2059		9,600	(317)	99	0	(218)
UAG	CMBX.NA.AAA.10 Index	0.500	11/17/2059		3,800	(110)	24	0	(86)

						$(2,193)	$1,573	$5	$(625)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	CPTFEMU	0.806%	04/15/2021	EUR	1,300	$0	$32	$32	$0
MYC	Pay	CPURNSA	2.058	05/12/2025		$20,200	0	295	295	0
	Pay	CPURNSA	1.800	07/20/2026		2,600	0	(59)	0	(59)
	Pay	CPURNSA	1.805	09/20/2026		18,400	0	(401)	0	(401)

							$ 0	$(133)	$327	$(460)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	SPGCINP Index †	13,993	(0.050)%	08/15/2017	$	2,352	$0	$(122)	$0	$(122)
FBF	Receive	Swiss Market Index	1,190	0	09/14/2017	CHF	10,529	0	44	44	0
	Receive	DWRTFT Index	24	1-Month USD-LIBOR plus a specified spread	11/08/2017	$	231	0	(2)	0	(2)
GST	Receive	SPGCINP Index †	2,106	(0.050)%	08/15/2017		354	0	18	18	0
	Pay	SPGCINP Index †	8,034	(0.050)%	08/15/2017		1,350	0	(70)	0	(70)
MEI	Receive	NDUEEGF Index	9,381	3-Month USD-LIBOR plus a specified spread	06/07/2018		4,220	0	(5)	0	(5)

								$0	$(137)	$62	$(199)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	GOLDLNPM Index(9) †	7.023%	07/29/2020	$	6,226	$0	$251	$251	$0
JPM	Receive	GOLDLNPM Index(9) †	3.861	07/29/2020		5,598	0	(48)	0	(48)
	Receive	GOLDLNPM Index(9) †	3.976	07/29/2020		629	0	(6)	0	(6)

							$0	$197	$251	$(54)

Total Swap Agreements							$(3,719)	$1,310	$774	$(3,183)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	27

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
PIMCO Global Multi-Asset Managed Allocation Portfolio
BOA	$116	$0	$0	$116	$(165)	$0	$0	$(165)	$(49)	$263	$214
BPS	286	0	32	318	(326)	0	(13)	(339)	(21)	0	(21)
BRC	0	0	4	4	(2)	0	0	(2)	2	0	2
CBK	58	31	35	124	(343)	0	(84)	(427)	(303)	0	(303)
DUB	1	781	5	787	(293)	0	(13)	(306)	481	(320)	161
FBF	814	0	44	858	(5)	0	(38)	(43)	815	(680)	135
GLM	718	0	0	718	(350)	(65)	0	(415)	303	(610)	(307)
GST	0	0	0	0	0	(9)	(307)	(316)	(316)	542	226
HUS	9	0	10	19	(103)	0	(832)	(935)	(916)	860	(56)
IND	295	0	0	295	0	0	0	0	295	(270)	25
JPM	67	263	0	330	(386)	(243)	(26)	(655)	(325)	537	212
MEI	0	0	0	0	0	0	(75)	(75)	(75)	260	185
MSB	29	0	0	29	(67)	0	0	(67)	(38)	0	(38)
MYC	0	209	295	504	0	0	(682)	(682)	(178)	(262)	(440)
MYI	0	459	0	459	0	0	0	0	459	(520)	(61)
NGF	0	583	0	583	(376)	0	(7)	(383)	200	(280)	(80)
RBC	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
RYL	0	0	0	0	0	(162)	0	(162)	(162)	283	121
SCX	482	0	0	482	(25)	0	0	(25)	457	(270)	187
SOG	280	0	0	280	(117)	0	0	(117)	163	0	163
TOR	0	0	0	0	(39)	0	0	(39)	(39)	0	(39)
UAG	2,173	0	0	2,173	(245)	0	(86)	(331)	1,842	(1,910)	(68)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
BPS	0	0	0	0	0	0	(287)	(287)	(287)	284	(3)
GST	0	0	269	269	0	0	(668)	(668)	(399)	330	(69)
JPM	0	0	47	47	0	0	(58)	(58)	(11)	0	(11)
MAC	0	0	2	2	0	0	0	0	2	0	2
MYC	0	0	31	31	0	0	(5)	(5)	26	(30)	(4)
SOG	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)

Total Over the Counter	$5,328	$2,326	$774	$8,428	$(2,854)	$(479)	$(3,183)	$(6,516)

(m)	Securities with an aggregate market value of $3,419 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)	YOY options may have a series of expirations.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

(9)	Variance Swap
(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$1,589	$0	$874	$0	$65	$2,528
Futures	315	0	342	0	313	970
Swap Agreements	0	45	0	0	1,487	1,532

	$1,904	$45	$1,216	$0	$1,865	$5,030

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,328	$0	$5,328
Purchased Options	0	0	490	0	1,836	2,326
Swap Agreements	349	54	44	0	327	774

	$349	$54	$534	$5,328	$2,163	$8,428

	$2,253	$99	$1,750	$5,328	$4,028	$13,458

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1,491	$0	$508	$0	$323	$2,322
Futures	516	0	2,577	0	266	3,359
Swap Agreements	0	108	0	0	737	845

	$2,007	$108	$3,085	$0	$1,326	$6,526

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,854	$0	$2,854
Written Options	0	0	249	0	230	479
Swap Agreements	1,020	1,696	7	0	460	3,183

	$1,020	$1,696	$256	$2,854	$690	$6,516

	$3,027	$1,804	$3,341	$2,854	$2,016	$13,042

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$459	$0	$(198)	$261
Written Options	288	0	2,127	0	652	3,067
Futures	454	0	32,403	0	1,595	34,452
Swap Agreements	0	(920)	0	0	3,824	2,904

	$742	$(920)	$34,989	$0	$5,873	$40,684

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,807)	$0	$(7,807)
Purchased Options	0	0	(653)	0	(3,576)	(4,229)
Written Options	0	54	561	423	736	1,774
Swap Agreements	659	683	1,986	(3)	(781)	2,544

	$659	$737	$1,894	$(7,387)	$(3,621)	$(7,718)

	$1,401	$(183)	$36,883	$(7,387)	$2,252	$32,966

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	29

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

June 30, 2017 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(299)	$0	$(1,036)	$0	$(13)	$(1,348)
Written Options	404	0	1,051	0	(18)	1,437
Futures	(994)	0	(5,876)	0	(452)	(7,322)
Swap Agreements	0	(286)	0	0	(3,274)	(3,560)

	$(889)	$(286)	$(5,861)	$0	$(3,757)	$(10,793)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,692	$0	$11,692
Purchased Options	0	0	(1,293)	0	2,901	1,608
Written Options	0	(43)	(23)	(64)	(219)	(349)
Swap Agreements	(1,406)	658	(104)	0	1,705	853

	$(1,406)	$615	$(1,420)	$11,628	$4,387	$13,804

	$(2,295)	$329	$(7,281)	$11,628	$630	$3,011

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$479	$0	$479
Corporate Bonds & Notes
Banking & Finance	0	38,367	0	38,367
Industrials	0	3,451	0	3,451
Utilities	0	13,730	0	13,730
U.S. Government Agencies	0	66,223	0	66,223
U.S. Treasury Obligations	0	337,850	0	337,850
Non-Agency Mortgage-Backed Securities	0	2,075	0	2,075
Asset-Backed Securities	0	32,717	0	32,717
Sovereign Issues	0	62,415	0	62,415
Common Stocks
Consumer Discretionary	2,982	0	0	2,982
Energy	6,845	0	0	6,845
Financials	3,027	0	0	3,027
Health Care	9,244	0	0	9,244
Information Technology	9,349	0	0	9,349
Exchange-Traded Funds	27,669	0	0	27,669
Short-Term Instruments
Certificates of Deposit	0	7,115	0	7,115
Repurchase Agreements	0	38,974	0	38,974
Argentina Treasury Bills	0	6,353	0	6,353
Mexico Treasury Bills	0	1,738	0	1,738
U.S. Treasury Bills	0	613	0	613

	$59,116	$612,100	$0	$671,216

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Affiliates, at Value
Mutual Funds	$131,020	$0	$0	$131,020
Short-Term Instruments
Central Funds Used for Cash Management Purposes	57,439	0	0	57,439

	$188,459	$0	$0	$188,459

Total Investments	$247,575	$612,100	$0	$859,675

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,099)	$0	$(2,099)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,590	2,406	0	4,996
Over the counter	0	7,938	490	8,428

	$2,590	$10,344	$490	$13,424

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,880)	(1,645)	0	(6,525)
Over the counter	0	(6,516)	0	(6,516)

	$(4,880)	$(8,161)	$0	$(13,041)

Total Financial Derivative Instruments	$(2,290)	$2,183	$490	$383

Totals	$245,285	$612,184	$490	$857,959

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Commodity Subsidiary”), PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The Commodity Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The Commodity Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the Commodity Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest

SEMIANNUAL REPORT	JUNE 30, 2017	31

Notes to Financial Statements (Cont.)

income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those

32	PIMCO VARIABLE INSURANCE TRUST

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distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing

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Notes to Financial Statements (Cont.)

Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly

34	PIMCO VARIABLE INSURANCE TRUST

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reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the

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Notes to Financial Statements (Cont.)

extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances in Acquired Funds which are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to its investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2017 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Capital Securities and Financials Fund	$6,335	$13,042	$(6,898)	$65	$386	$12,930	$593	$0
PIMCO Diversified Income Active Exchange-Traded Fund	6,714	0	(6,853)	(1)	140	0	41	0
PIMCO EqS® Long/Short Fund	0	15,268	0	0	305	15,573	0	0

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Underlying PIMCO Funds	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	$9,377	$0	$(9,858)	$(895)	$1,376	$0	$0	$0
PIMCO Income Fund	57,437	1,604	0	0	1,394	60,435	1,604	0
PIMCO Mortgage Opportunities Fund	21,142	344	0	0	371	21,857	344	0
PIMCO RAE Fundamental PLUS Fund	19,167	338	0	0	720	20,225	338	0
PIMCO Short-Term Floating NAV Portfolio III	171,173	223,734	(337,500)	13	19	57,439	534	0
PIMCO TRENDS Managed Futures Strategy Fund	8,956	0	(8,853)	(548)	445	0	0	0
Totals	$300,301	$254,330	$(369,962)	$(1,366)	$5,156	$188,459	$3,454	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Exchange-Traded Funds  The Portfolio may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be

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Notes to Financial Statements (Cont.)

significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of June 30, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants.

These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage

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Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will

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Notes to Financial Statements (Cont.)

recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and

Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the

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change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  The Portfolio may write or purchase a variety of options with non-standard payout structures or other features (“Barrier Options”). Barrier Options are generally traded OTC. The Portfolio may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

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Notes to Financial Statements (Cont.)

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The

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manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed

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Notes to Financial Statements (Cont.)

securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a

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currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Except with regard to the Investments in Mutual Funds subsection (if any), and unless stated otherwise, any reference in the below subsections to the “Portfolio” includes the Portfolio, and, where applicable, Acquired Funds, Underlying Funds and Underlying PIMCO Funds.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the

Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present when investing in a mutual fund that invests directly in the Acquired Funds.

In the normal course of business, the Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics.

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Notes to Financial Statements (Cont.)

Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty,

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the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial

SEMIANNUAL REPORT	JUNE 30, 2017	47

Notes to Financial Statements (Cont.)

margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the

Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.90%	0.05%	0.05%	0.05%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel

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retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  Acquired Fund expenses, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to the Portfolio’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through May 1, 2018, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2017, the amount was $426,601.

PIMCO Cayman Commodity Portfolio II Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2017, the amount was $139,029. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

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Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,172,274	$1,058,781	$180,117	$137,115

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	644	7,736	351	3,956
Advisor Class	239	2,861	1,743	19,417
Issued as reinvestment of distributions
Institutional Class	1	12	4	40
Administrative Class	119	1,414	426	4,801
Advisor Class	341	4,074	1,206	13,660
Cost of shares redeemed
Institutional Class	(1)	(3)	(1)	(6)
Administrative Class	(1,401)	(16,723)	(3,474)	(38,848)
Advisor Class	(4,166)	(49,960)	(8,592)	(97,034)
Net increase (decrease) resulting from Portfolio share transactions	(4,224)	$(50,589)	(8,337)	$(94,014)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 88% of the Portfolio. One shareholder is a related party and comprises 23% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity

Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands).

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Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009
Consolidated Portfolio Net Assets	$760,266
Subsidiary % of Portfolio Net Assets	5.3%
Subsidiary Financial Statement Information
Total assets	$43,332
Total liabilities	$3,083
Net assets	$40,249
Total income	$161
Net investment income (loss)	$19
Net realized gain (loss)	$1,364
Net change in unrealized appreciation (depreciation)	$(2,254)
Increase (decrease) in net assets resulting from operations	$(871)

15. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

16. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements,

options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account

SEMIANNUAL REPORT	JUNE 30, 2017	51

Notes to Financial Statements (Cont.)

June 30, 2017 (Unaudited)

and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term
$9,428	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$862,699	$5,153	$(8,177)	$(3,024)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

52	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	NGF	Nomura Global Financial Products, Inc.
BPG	BNP Paribas Securities Corp.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	JPS	JPMorgan Securities, Inc.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	MAC	Macquarie Bank Limited	SCX	Standard Chartered Bank
DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	SOG	Societe Generale
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	TOR	Toronto Dominion Bank
GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
GST	Goldman Sachs International	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	PHP	Philippine Peso
AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CLP	Chilean Peso	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	OSE	Osaka Securities Exchange
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	ISDA	International Swaps and Derivatives Association, Inc.
CDX.IG	Credit Derivatives Index - Investment Grade	EAFE	Europe, Australasia, and Far East Stock Index	S&P 500	Standard & Poor’s 500 Index
CMBX	Commercial Mortgage-Backed Index	EURMARGIN	European Refined Margin	SPGCINP	S&P GSCI Industrial Metals ER
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	UKRPI	United Kingdom Retail Price Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	ULSD	Ultra-Low Sulfur Diesel

Other Abbreviations:
ALT	Alternate Loan Trust	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor	U&I	Up and In Barrier Option
CLO	Collateralized Loan Obligation	oz.	Ounce	WTI	West Texas Intermediate
EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust	YOY	Year-Over-Year
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

SEMIANNUAL REPORT	JUNE 30, 2017	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT11SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO High Yield Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO High Yield Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or

4	PIMCO VARIABLE INSURANCE TRUST

receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO High Yield Portfolio	04/30/98	07/01/02	04/30/98	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”) any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO High Yield Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown

as of 06/30/2017†§

Corporate Bonds & Notes	87.3%
Short-Term Instruments‡	12.2%
Loan Participations and Assignments	0.4%
Non-Agency Mortgage-Backed Securities	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO High Yield Portfolio Institutional Class	4.55%	10.84%	6.43%	6.54%	7.75%
PIMCO High Yield Portfolio Administrative Class	4.48%	10.68%	6.27%	6.38%	5.98%
PIMCO High Yield Portfolio Advisor Class	4.42%	10.57%	6.17%	6.28%	6.33%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	4.54%	11.15%	6.67%	7.14%	6.42%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/1998.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.61% for Institutional Class shares, 0.76% for Administrative Class shares, and 0.86% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Security selection in the banking sector benefited performance, as the Portfolio’s banking holdings outperformed the broader sector.

»	Security selection in the healthcare sector benefited performance, as the Portfolio’s healthcare holdings outperformed the broader sector.

»	Security selection in the telecommunications sector benefited performance, as the Portfolio’s telecommunications holdings outperformed the broader sector.

»	Security selection in the energy sector detracted from performance, as the Portfolio’s energy holdings underperformed the broader sector.

»	Underweight exposure to finance and insurance detracted from performance, as the sector outperformed the broader market.

»	Security selection in the aerospace and defense sector detracted from performance, as the Portfolio’s aerospace and defense holdings underperformed the broader sector.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO High Yield Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,045.50	$3.09	$1,000.00	$1,021.71	$3.06	0.61%
Administrative Class	1,000.00	1,044.80	3.85	1,000.00	1,021.03	3.81	0.76
Advisor Class	1,000.00	1,044.20	4.36	1,000.00	1,020.47	4.31	0.86

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO High Yield Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$7.75	$0.19	$0.16	$0.35	$(0.20)	$0.00	$0.00	$(0.20)
12/31/2016	7.26	0.40	0.49	0.89	(0.40)	0.00	0.00	(0.40)
12/31/2015	7.91	0.41	(0.52)	(0.11)	(0.42)	(0.12)	0.00	(0.54)
12/31/2014	8.07	0.42	(0.14)	0.28	(0.44)	0.00	0.00	(0.44)
12/31/2013	8.06	0.43	0.03	0.46	(0.45)	0.00	0.00	(0.45)
12/31/2012	7.47	0.44	0.61	1.05	(0.46)	0.00	0.00	(0.46)
Administrative Class
01/01/2017 - 06/30/2017+	7.75	0.18	0.16	0.34	(0.19)	0.00	0.00	(0.19)
12/31/2016	7.26	0.38	0.50	0.88	(0.39)	0.00	0.00	(0.39)
12/31/2015	7.91	0.40	(0.52)	(0.12)	(0.41)	(0.12)	0.00	(0.53)
12/31/2014	8.07	0.41	(0.14)	0.27	(0.43)	0.00	0.00	(0.43)
12/31/2013	8.06	0.42	0.03	0.45	(0.44)	0.00	0.00	(0.44)
12/31/2012	7.47	0.43	0.61	1.04	(0.45)	0.00	0.00	(0.45)
Advisor Class
01/01/2017 - 06/30/2017+	7.75	0.18	0.16	0.34	(0.19)	0.00	0.00	(0.19)
12/31/2016	7.26	0.37	0.51	0.88	(0.39)	0.00	0.00	(0.39)
12/31/2015	7.91	0.39	(0.52)	(0.13)	(0.40)	(0.12)	0.00	(0.52)
12/31/2014	8.07	0.40	(0.14)	0.26	(0.42)	0.00	0.00	(0.42)
12/31/2013	8.06	0.41	0.03	0.44	(0.43)	0.00	0.00	(0.43)
12/31/2012	7.47	0.42	0.61	1.03	(0.44)	0.00	0.00	(0.44)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Ratio of expenses to average net assets includes line of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.90	4.55%	$10,417	0.61	%*(c)	0.61	%*(c)	0.60	%*	0.60	%*	4.89	%*	11%
7.75	12.61	9,937	0.61	(c)	0.61	(c)	0.60		0.60		5.24		30
7.26	(1.50)	4,450	0.61	(c)	0.61	(c)	0.60		0.60		5.23		23
7.91	3.49	4,766	0.60	(c)	0.60	(c)	0.60		0.60		5.20		37
8.07	5.89	4,848	0.60		0.60		0.60		0.60		5.39		41
8.06	14.47	5,724	0.60		0.60		0.60		0.60		5.69		43

7.90	4.48	1,062,070	0.76	*(c)	0.76	*(c)	0.75	*	0.75	*	4.74	*	11
7.75	12.45	1,049,825	0.76	(c)	0.76	(c)	0.75		0.75		5.09		30
7.26	(1.64)	1,079,951	0.76	(c)	0.76	(c)	0.75		0.75		5.08		23
7.91	3.34	1,135,929	0.75	(c)	0.75	(c)	0.75		0.75		5.05		37
8.07	5.73	1,155,248	0.75		0.75		0.75		0.75		5.22		41
8.06	14.30	1,010,351	0.75		0.75		0.75		0.75		5.53		43

7.90	4.42	34,829	0.86	*(c)	0.86	*(c)	0.85	*	0.85	*	4.63	*	11
7.75	12.34	41,147	0.86	(c)	0.86	(c)	0.85		0.85		4.96		30
7.26	(1.74)	20,953	0.86	(c)	0.86	(c)	0.85		0.85		4.95		23
7.91	3.23	18,879	0.85	(c)	0.85	(c)	0.85		0.85		4.91		37
8.07	5.63	47,764	0.85		0.85		0.85		0.85		5.13		41
8.06	14.18	65,863	0.85		0.85		0.85		0.85		5.41		43

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Unaudited)

(Amounts in thousands†, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$970,349
Investments in Affiliates	131,783
Financial Derivative Instruments
Exchange-traded or centrally cleared	102
Over the counter	21
Deposits with counterparty	3,112
Foreign currency, at value	2
Receivable for investments sold	3,375
Receivable for Portfolio shares sold	4,675
Interest and/or dividends receivable	14,654
Dividends receivable from Affiliates	176
Prepaid expenses	5
Other assets	1
Total Assets	1,128,255

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$12,232
Financial Derivative Instruments
Over the counter	30
Payable for investments purchased	6,429
Payable for investments in Affiliates purchased	176
Payable for investments purchased on a delayed-delivery basis	750
Payable for Portfolio shares redeemed	47
Overdraft due to custodian	502
Accrued investment advisory fees	247
Accrued supervisory and administrative fees	346
Accrued distribution fees	8
Accrued servicing fees	142
Other liabilities	30
Total Liabilities	20,939

Net Assets	$1,107,316

Net Assets Consist of:
Paid in capital	$1,088,084
Undistributed (overdistributed) net investment income	5,588
Accumulated undistributed net realized gain (loss)	(20,668)
Net unrealized appreciation (depreciation)	34,312

Net Assets	$1,107,316

Net Assets:
Institutional Class	$10,417
Administrative Class	1,062,070
Advisor Class	34,829

Shares Issued and Outstanding:
Institutional Class	1,319
Administrative Class	134,440
Advisor Class	4,410

Net Asset Value Per Share Outstanding:
Institutional Class	$7.90
Administrative Class	7.90
Advisor Class	7.90

Cost of investments in securities	$936,065
Cost of investments in Affiliates	$131,780
Cost of foreign currency held	$2

* Includes repurchase agreements of:	$2,447

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest	$29,702
Dividends from Investments in Affiliates	761
Total Income	30,463

Expenses:
Investment advisory fees	1,384
Supervisory and administrative fees	1,937
Servicing fees - Administrative Class	794
Distribution and/or servicing fees - Advisor Class	48
Trustee fees	15
Interest expense	65
Total Expenses	4,243

Net Investment Income (Loss)	26,220

Net Realized Gain (Loss):
Investments in securities	(1,158)
Investments in Affiliates	(7)
Exchange-traded or centrally cleared financial derivative instruments	3,467
Over the counter financial derivative instruments	(165)
Short sales	30
Foreign currency	74

Net Realized Gain (Loss)	2,241

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	22,860
Investments in Affiliates	14
Exchange-traded or centrally cleared financial derivative instruments	(2,013)
Over the counter financial derivative instruments	(118)
Foreign currency assets and liabilities	8

Net Change in Unrealized Appreciation (Depreciation)	20,751

Net Increase (Decrease) in Net Assets Resulting from Operations	$49,212

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$26,220	$56,835
Net realized gain (loss)	2,241	(15,472)
Net change in unrealized appreciation (depreciation)	20,751	90,588

Net Increase (Decrease) in Net Assets Resulting from Operations	49,212	131,951

Distributions to Shareholders:
From net investment income
Institutional Class	(258)	(450)
Administrative Class	(26,385)	(56,089)
Advisor Class	(944)	(1,978)

Total Distributions(a)	(27,587)	(58,517)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(15,218)	(77,879)

Total Increase (Decrease) in Net Assets	6,407	(4,445)

Net Assets:
Beginning of period	1,100,909	1,105,354
End of period*	$1,107,316	$1,100,909

* Including undistributed (overdistributed) net investment income of:	$5,588	$6,955

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

June 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%
Ascend Learning LLC
TBD% due 05/19/2018	$2,500	$2,500
CD&R Plumb Buyer LLC
TBD% due 06/25/2018	1,500	1,493

Total Loan Participations and Assignments (Cost $3,980)		3,993

CORPORATE BONDS & NOTES 86.9%

BANKING & FINANCE 7.7%
Abe Investment Holdings, Inc.
7.000% due 10/15/2020	1,000	761
Ally Financial, Inc.
4.125% due 03/30/2020	1,000	1,030
4.625% due 03/30/2025	2,500	2,570
5.125% due 09/30/2024	2,000	2,115
7.500% due 09/15/2020	2,795	3,172
8.000% due 03/15/2020	1,607	1,832
8.000% due 11/01/2031	1,401	1,723
BNP Paribas S.A.
7.375% due 08/19/2025 (c)	2,500	2,784
CIT Group, Inc.
5.000% due 08/15/2022	4,500	4,860
5.500% due 02/15/2019	335	353
CoreCivic, Inc.
4.625% due 05/01/2023	1,000	1,015
Credit Agricole S.A.
7.875% due 01/23/2024 (c)	5,000	5,512
Credit Suisse Group AG
6.250% due 12/18/2024 (c)	3,000	3,195
Equinix, Inc.
5.375% due 05/15/2027	1,500	1,603
5.875% due 01/15/2026	1,000	1,093
ESH Hospitality, Inc.
5.250% due 05/01/2025	2,000	2,077
FBM Finance, Inc.
8.250% due 08/15/2021	2,250	2,422
Greystar Real Estate Partners LLC
8.250% due 12/01/2022	1,000	1,083
Howard Hughes Corp.
5.375% due 03/15/2025	2,000	2,050
Intesa Sanpaolo SpA
5.017% due 06/26/2024	1,250	1,270
5.710% due 01/15/2026	1,000	1,058
7.700% due 09/17/2025 (c)	1,000	1,044
Jefferies Finance LLC
6.875% due 04/15/2022	1,500	1,504
7.375% due 04/01/2020	2,000	2,060
Lincoln Finance Ltd.
7.375% due 04/15/2021	750	798
Lloyds Banking Group PLC
7.500% due 06/27/2024 (c)	5,000	5,528
MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	500	506
5.625% due 05/01/2024	750	821
Navient Corp.
4.875% due 06/17/2019	2,000	2,085
5.000% due 10/26/2020	1,000	1,040
5.875% due 10/25/2024	2,250	2,301
6.125% due 03/25/2024	2,500	2,587
6.500% due 06/15/2022	1,000	1,063
6.625% due 07/26/2021	500	539
6.750% due 06/25/2025	1,000	1,033
8.000% due 03/25/2020	1,000	1,120
OneMain Financial Holdings LLC
6.750% due 12/15/2019	1,000	1,054
7.250% due 12/15/2021	1,500	1,587
Provident Funding Associates LP
6.375% due 06/15/2025	750	771
6.750% due 06/15/2021	500	517

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quicken Loans, Inc.
5.750% due 05/01/2025	$1,500	$1,556
RHP Hotel Properties LP
5.000% due 04/15/2023	1,500	1,541
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024	2,000	2,104
7.500% due 08/10/2020 (c)	1,000	1,035
8.625% due 08/15/2021 (c)	1,000	1,092
SBA Communications Corp.
4.875% due 09/01/2024	1,000	1,020
Societe Generale S.A.
7.875% due 12/18/2023 (c)	2,000	2,205
Tempo Acquisition LLC
6.750% due 06/01/2025	1,000	1,025
UniCredit SpA
8.000% due 06/03/2024 (c)	2,000	2,059

		85,173

INDUSTRIALS 71.5%
Acadia Healthcare Co., Inc.
5.625% due 02/15/2023	1,000	1,039
6.500% due 03/01/2024	500	535
Accudyne Industries Borrower
7.750% due 12/15/2020	2,000	2,010
Adient Global Holdings Ltd.
4.875% due 08/15/2026	2,500	2,519
ADT Corp.
3.500% due 07/15/2022	1,000	972
4.125% due 06/15/2023	1,000	994
4.875% due 07/15/2032	1,000	880
6.250% due 10/15/2021	2,000	2,187
Advanced Disposal Services, Inc.
5.625% due 11/15/2024	1,000	1,033
AECOM
5.125% due 03/15/2027	1,000	1,006
5.750% due 10/15/2022	625	657
5.875% due 10/15/2024	1,000	1,092
Air Medical Group Holdings, Inc.
6.375% due 05/15/2023	3,000	2,857
Alcoa Nederland Holding BV
6.750% due 09/30/2024	500	545
7.000% due 09/30/2026	250	276
Aleris International, Inc.
7.875% due 11/01/2020	1,500	1,421
9.500% due 04/01/2021	1,500	1,550
Allegion PLC
5.875% due 09/15/2023	750	810
Alliance Data Systems Corp.
5.375% due 08/01/2022	750	761
5.875% due 11/01/2021	750	778
6.375% due 04/01/2020	1,250	1,270
Allison Transmission, Inc.
5.000% due 10/01/2024	1,500	1,541
Altice Financing S.A.
6.500% due 01/15/2022	1,000	1,048
6.625% due 02/15/2023	3,000	3,190
7.500% due 05/15/2026	1,000	1,112
Altice Finco S.A.
7.625% due 02/15/2025 (e)	1,500	1,607
Altice Luxembourg S.A.
7.625% due 02/15/2025	3,000	3,311
7.750% due 05/15/2022	2,500	2,656
Altice U.S. Finance Corp.
5.500% due 05/15/2026	1,500	1,579
AMC Networks, Inc.
4.750% due 12/15/2022	1,000	1,034
5.000% due 04/01/2024	2,000	2,052
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021	400	414
5.750% due 12/15/2023	1,000	1,060
Amsted Industries, Inc.
5.000% due 03/15/2022	2,000	2,075
5.375% due 09/15/2024	1,000	1,040

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anglo American Capital PLC
4.125% due 04/15/2021	$1,000	$1,031
4.450% due 09/27/2020	1,500	1,571
Anixter, Inc.
5.125% due 10/01/2021	500	535
5.500% due 03/01/2023	500	536
Antero Resources Corp.
5.000% due 03/01/2025	1,000	975
5.125% due 12/01/2022	2,000	2,014
5.375% due 11/01/2021	1,250	1,267
Aramark Services, Inc.
5.125% due 01/15/2024	1,500	1,581
Arconic, Inc.
5.125% due 10/01/2024	2,000	2,085
Ardagh Packaging Finance PLC
4.250% due 09/15/2022	250	257
6.000% due 02/15/2025	1,500	1,579
7.250% due 05/15/2024	2,000	2,195
Ashland LLC
4.750% due 08/15/2022	2,000	2,100
6.875% due 05/15/2043	1,250	1,362
Avon International Operations, Inc.
7.875% due 08/15/2022	1,000	1,043
B&G Foods, Inc.
4.625% due 06/01/2021	2,000	2,047
Ball Corp.
5.250% due 07/01/2025	1,750	1,938
BCD Acquisition, Inc.
9.625% due 09/15/2023	1,000	1,085
Belden, Inc.
5.250% due 07/15/2024	1,000	1,040
5.500% due 09/01/2022	1,000	1,035
Berry Plastics Corp.
5.125% due 07/15/2023	1,000	1,045
6.000% due 10/15/2022	1,000	1,070
BlueLine Rental Finance Corp.
9.250% due 03/15/2024	500	521
BMC Software Finance, Inc.
8.125% due 07/15/2021	1,500	1,560
Boise Cascade Co.
5.625% due 09/01/2024	1,000	1,035
Bombardier, Inc.
4.750% due 04/15/2019	2,000	2,042
7.500% due 03/15/2025	2,000	2,080
7.750% due 03/15/2020	500	539
8.750% due 12/01/2021	1,500	1,669
Booz Allen Hamilton, Inc.
5.125% due 05/01/2025	750	739
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)	500	502
Boyd Gaming Corp.
6.375% due 04/01/2026	1,500	1,626
6.875% due 05/15/2023	1,000	1,074
Bristow Group, Inc.
6.250% due 10/15/2022	400	258
Builders FirstSource, Inc.
5.625% due 09/01/2024	1,500	1,567
Burger King Worldwide, Inc.
4.250% due 05/15/2024	1,000	996
6.000% due 04/01/2022	3,000	3,116
BWAY Holding Co.
5.500% due 04/15/2024	2,500	2,559
Cable One, Inc.
5.750% due 06/15/2022	1,000	1,054
Cablevision Systems Corp.
5.875% due 09/15/2022	2,000	2,107
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/2020	2,000	2,065
CalAtlantic Group, Inc.
5.000% due 06/15/2027	1,250	1,256
5.250% due 06/01/2026	1,250	1,302
5.375% due 10/01/2022	1,000	1,081
5.875% due 11/15/2024	750	816

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)		$2,318	$2,318
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023		2,000	1,935
Cascades, Inc.
5.500% due 07/15/2022		750	769
CBS Radio, Inc.
7.250% due 11/01/2024		1,500	1,552
CCO Holdings LLC
5.125% due 02/15/2023		3,000	3,103
5.125% due 05/01/2023		2,000	2,105
5.125% due 05/01/2027		1,500	1,537
5.250% due 09/30/2022		3,000	3,096
5.375% due 05/01/2025		1,000	1,067
5.750% due 09/01/2023		2,750	2,874
5.750% due 02/15/2026		2,375	2,547
5.875% due 04/01/2024		1,000	1,070
5.875% due 05/01/2027		1,000	1,071
CDK Global, Inc.
4.875% due 06/01/2027		375	386
Centene Corp.
4.750% due 01/15/2025		1,000	1,030
5.625% due 02/15/2021		1,000	1,045
6.125% due 02/15/2024		1,000	1,084
Central Garden & Pet Co.
6.125% due 11/15/2023		750	803
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	3,067
6.375% due 09/15/2020		700	716
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	1,000	1,202
Change Healthcare Holdings LLC
5.750% due 03/01/2025		$2,500	2,559
Chemours Co.
6.625% due 05/15/2023		1,500	1,594
7.000% due 05/15/2025		1,000	1,095
Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027		2,500	2,566
5.875% due 03/31/2025		2,000	2,140
7.000% due 06/30/2024		1,500	1,680
Chesapeake Energy Corp.
8.000% due 12/15/2022		1,520	1,613
Churchill Downs, Inc.
5.375% due 12/15/2021		500	521
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		2,000	2,058
7.625% due 03/15/2020		3,000	2,996
Clearwater Paper Corp.
4.500% due 02/01/2023		1,500	1,485
Cliffs Natural Resources, Inc.
5.750% due 03/01/2025 (e)		500	474
CNH Industrial Capital LLC
4.375% due 11/06/2020		1,000	1,051
4.875% due 04/01/2021		500	533
Cogent Communications Group, Inc.
5.375% due 03/01/2022		1,000	1,055
CommScope Technologies LLC
5.000% due 03/15/2027		1,000	1,000
6.000% due 06/15/2025		1,250	1,341
CommScope, Inc.
5.000% due 06/15/2021		1,000	1,026
5.500% due 06/15/2024		1,750	1,828
Community Health Systems, Inc.
5.125% due 08/01/2021 (e)		1,000	1,016
6.250% due 03/31/2023		2,500	2,590
6.875% due 02/01/2022		750	658
7.125% due 07/15/2020		1,750	1,711
Concho Resources, Inc.
5.500% due 10/01/2022		750	773
5.500% due 04/01/2023		1,500	1,549
Concordia International Corp.
9.000% due 04/01/2022		250	191
CONSOL Energy, Inc.
5.875% due 04/15/2022		1,000	988

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Constellium NV
5.750% due 05/15/2024	$1,000	$930
Continental Resources, Inc.
3.800% due 06/01/2024	2,500	2,302
4.500% due 04/15/2023	3,000	2,872
4.900% due 06/01/2044	1,000	840
5.000% due 09/15/2022	2,500	2,462
Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	1,000	1,006
Cott Holdings, Inc.
5.500% due 04/01/2025	1,000	1,023
CPG Merger Sub LLC
8.000% due 10/01/2021	2,000	2,095
Crown Americas LLC
4.250% due 09/30/2026	1,000	1,000
4.500% due 01/15/2023	2,000	2,100
CSC Holdings LLC
5.250% due 06/01/2024	2,000	2,045
5.500% due 04/15/2027	1,000	1,060
6.625% due 10/15/2025	1,000	1,103
10.125% due 01/15/2023	1,000	1,162
CST Brands, Inc.
5.000% due 05/01/2023	1,250	1,319
Darling Ingredients, Inc.
5.375% due 01/15/2022	2,000	2,087
DaVita, Inc.
5.000% due 05/01/2025	2,500	2,512
5.125% due 07/15/2024	2,000	2,034
5.750% due 08/15/2022	2,000	2,057
Dell International LLC
5.875% due 06/15/2021	500	525
7.125% due 06/15/2024	1,000	1,100
Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043	500	325
Diamond Resorts International, Inc.
7.750% due 09/01/2023	1,250	1,328
Diamondback Energy, Inc.
4.750% due 11/01/2024	1,000	1,000
5.375% due 05/31/2025	500	510
Digicel Group Ltd.
7.125% due 04/01/2022	2,000	1,753
8.250% due 09/30/2020	1,000	939
Digicel Ltd.
6.000% due 04/15/2021	1,000	963
DISH DBS Corp.
5.000% due 03/15/2023	2,000	2,055
5.125% due 05/01/2020	1,000	1,046
5.875% due 07/15/2022	3,000	3,232
5.875% due 11/15/2024	2,500	2,677
6.750% due 06/01/2021	1,000	1,112
7.750% due 07/01/2026	1,000	1,187
DJO Finance LLC
10.750% due 04/15/2020	500	426
DJO Finco, Inc.
8.125% due 06/15/2021	2,000	1,870
Dollar Tree, Inc.
5.750% due 03/01/2023	2,000	2,117
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,000	1,008
Dynegy, Inc.
6.750% due 11/01/2019	2,000	2,072
7.375% due 11/01/2022	2,000	1,980
7.625% due 11/01/2024	2,000	1,950
Eldorado Resorts, Inc.
7.000% due 08/01/2023	1,000	1,085
EMC Corp.
3.375% due 06/01/2023	1,000	961
EMI Music Publishing Group North America Holdings, Inc.
7.625% due 06/15/2024	1,000	1,115
Endo Dac
6.000% due 07/15/2023	2,500	2,114
6.000% due 02/01/2025	3,500	2,870

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Endo Finance LLC
5.375% due 01/15/2023	$2,500	$2,100
5.750% due 01/15/2022	3,000	2,714
Energizer Holdings, Inc.
5.500% due 06/15/2025	2,500	2,622
Energy Transfer Equity LP
5.875% due 01/15/2024	1,000	1,065
7.500% due 10/15/2020	2,000	2,245
EnPro Industries, Inc.
5.875% due 09/15/2022	1,500	1,571
Ensco PLC
4.500% due 10/01/2024	1,500	1,162
5.200% due 03/15/2025	1,000	818
5.750% due 10/01/2044	2,000	1,330
Envision Healthcare Corp.
5.125% due 07/01/2022	2,000	2,062
EW Scripps Co.
5.125% due 05/15/2025	500	516
First Data Corp.
5.000% due 01/15/2024	3,000	3,097
5.750% due 01/15/2024	3,000	3,127
7.000% due 12/01/2023	4,000	4,280
First Quality Finance Co., Inc.
4.625% due 05/15/2021	2,000	2,027
5.000% due 07/01/2025	750	767
First Quantum Minerals Ltd.
7.000% due 02/15/2021	1,000	1,030
7.250% due 05/15/2022	1,000	1,025
7.250% due 04/01/2023	1,000	985
7.500% due 04/01/2025	1,000	983
Flex Acquisition Co., Inc.
6.875% due 01/15/2025	1,000	1,042
FMG Resources Pty. Ltd.
4.750% due 05/15/2022	250	252
5.125% due 05/15/2024	250	251
9.750% due 03/01/2022	1,000	1,144
Freeport-McMoRan, Inc.
2.300% due 11/14/2017	500	500
2.375% due 03/15/2018	2,000	1,995
3.100% due 03/15/2020	1,500	1,474
3.550% due 03/01/2022	2,000	1,884
3.875% due 03/15/2023	2,000	1,870
4.000% due 11/14/2021	2,500	2,456
5.400% due 11/14/2034	2,500	2,244
6.500% due 11/15/2020	500	516
Gates Global LLC
6.000% due 07/15/2022	4,000	4,030
GCP Applied Technologies, Inc.
9.500% due 02/01/2023	2,000	2,275
General Cable Corp.
5.750% due 10/01/2022	1,000	1,005
GLP Capital LP
5.375% due 11/01/2023	1,500	1,637
5.375% due 04/15/2026	750	821
Goodyear Tire & Rubber Co.
4.875% due 03/15/2027	1,000	1,018
Graphic Packaging International, Inc.
4.125% due 08/15/2024	500	513
4.875% due 11/15/2022	500	531
Gray Television, Inc.
5.125% due 10/15/2024	1,000	1,013
Griffon Corp.
5.250% due 03/01/2022	3,000	3,067
Grinding Media, Inc.
7.375% due 12/15/2023	1,000	1,090
Gulfport Energy Corp.
6.000% due 10/15/2024	1,500	1,466
6.375% due 05/15/2025	1,500	1,483
6.625% due 05/01/2023	1,000	1,008
Hanesbrands, Inc.
4.625% due 05/15/2024	2,000	2,040
4.875% due 05/15/2026	1,500	1,530
HCA Healthcare, Inc.
6.250% due 02/15/2021	3,000	3,285

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HCA, Inc.
4.750% due 05/01/2023	$3,000	$3,180
5.000% due 03/15/2024	2,500	2,653
5.250% due 04/15/2025	2,000	2,155
5.250% due 06/15/2026	1,500	1,621
5.375% due 02/01/2025	2,000	2,115
5.500% due 06/15/2047	1,250	1,297
5.875% due 05/01/2023	1,750	1,910
7.500% due 02/15/2022	2,000	2,307
HD Supply, Inc.
5.250% due 12/15/2021	1,500	1,580
5.750% due 04/15/2024	1,500	1,597
Hearthside Group Holdings LLC
6.500% due 05/01/2022	2,000	2,000
Hertz Corp.
5.500% due 10/15/2024 (e)	750	619
Hexion, Inc.
6.625% due 04/15/2020	1,500	1,376
Hill-Rom Holdings, Inc.
5.000% due 02/15/2025	1,250	1,281
Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024	1,000	1,016
Hilton Grand Vacations Borrower LLC
6.125% due 12/01/2024	1,000	1,094
Hilton Worldwide Finance LLC
4.625% due 04/01/2025	1,000	1,034
4.875% due 04/01/2027	750	787
Hologic, Inc.
5.250% due 07/15/2022	750	790
HudBay Minerals, Inc.
7.250% due 01/15/2023	500	518
7.625% due 01/15/2025	500	526
Hughes Satellite Systems Corp.
5.250% due 08/01/2026	500	524
6.500% due 06/15/2019	450	488
7.625% due 06/15/2021	1,000	1,140
Huntington Ingalls Industries, Inc.
5.000% due 12/15/2021	750	778
5.000% due 11/15/2025	1,500	1,614
Huntsman International LLC
4.875% due 11/15/2020	1,000	1,055
5.125% due 11/15/2022	1,000	1,075
iHeartCommunications, Inc.
9.000% due 03/01/2021	1,500	1,131
IHO Verwaltungs GmbH (4.500% Cash or 5.250% PIK)
4.500% due 09/15/2023 (b)	1,500	1,526
IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	2,000	2,027
INEOS Group Holdings S.A.
5.625% due 08/01/2024 (e)	1,500	1,551
Informatica LLC
7.125% due 07/15/2023	1,000	1,023
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	1,000	833
7.250% due 10/15/2020	1,000	950
7.500% due 04/01/2021	500	464
8.000% due 02/15/2024	1,500	1,620
International Game Technology PLC
6.250% due 02/15/2022	2,000	2,195
6.500% due 02/15/2025	1,500	1,654
Jaguar Holding Co.
6.375% due 08/01/2023	3,500	3,697
KAR Auction Services, Inc.
5.125% due 06/01/2025	1,250	1,277
KFC Holding Co.
4.750% due 06/01/2027	750	768
5.000% due 06/01/2024	1,000	1,045
5.250% due 06/01/2026	2,000	2,110
Kinetic Concepts, Inc.
7.875% due 02/15/2021	1,500	1,590
12.500% due 11/01/2021	1,000	1,130
KLX, Inc.
5.875% due 12/01/2022	3,500	3,688

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
L Brands, Inc.
5.625% due 02/15/2022	$1,000	$1,075
Lamar Media Corp.
5.000% due 05/01/2023	1,000	1,045
Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	1,000	1,035
4.875% due 11/01/2026	1,000	1,041
Laredo Petroleum, Inc.
5.625% due 01/15/2022	1,000	975
7.375% due 05/01/2022	1,000	1,014
Level 3 Financing, Inc.
5.125% due 05/01/2023	1,250	1,301
5.250% due 03/15/2026	1,000	1,040
5.375% due 01/15/2024	1,000	1,046
5.375% due 05/01/2025	1,000	1,055
LifePoint Health, Inc.
5.375% due 05/01/2024	1,000	1,038
5.500% due 12/01/2021	1,250	1,295
5.875% due 12/01/2023	1,000	1,058
LIN Television Corp.
5.875% due 11/15/2022	750	789
Lions Gate Entertainment Corp.
5.875% due 11/01/2024	500	529
Live Nation Entertainment, Inc.
4.875% due 11/01/2024	1,000	1,018
LKQ Corp.
4.750% due 05/15/2023	1,500	1,537
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	3,500	3,001
5.500% due 04/15/2025	1,000	880
5.625% due 10/15/2023 (e)	1,000	918
5.750% due 08/01/2022	2,000	1,890
Masonite International Corp.
5.625% due 03/15/2023	1,000	1,050
Matador Resources Co.
6.875% due 04/15/2023	500	521
MDC Partners, Inc.
6.500% due 05/01/2024	1,000	1,003
MGM Resorts International
4.625% due 09/01/2026	1,000	1,015
6.000% due 03/15/2023	2,000	2,210
6.625% due 12/15/2021	4,000	4,500
6.750% due 10/01/2020	2,000	2,221
7.750% due 03/15/2022	2,000	2,352
8.625% due 02/01/2019	1,000	1,105
MSCI, Inc.
5.250% due 11/15/2024	1,000	1,065
5.750% due 08/15/2025	1,000	1,088
Murphy Oil Corp.
4.000% due 06/01/2022	500	481
4.700% due 12/01/2022	250	242
6.875% due 08/15/2024	1,000	1,048
Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,000	1,060
Nature’s Bounty Co.
7.625% due 05/15/2021	2,000	2,130
NCR Corp.
4.625% due 02/15/2021	1,500	1,534
5.000% due 07/15/2022	2,000	2,050
5.875% due 12/15/2021	500	522
6.375% due 12/15/2023	500	538
Netflix, Inc.
4.375% due 11/15/2026	1,500	1,500
Newfield Exploration Co.
5.375% due 01/01/2026	3,000	3,120
5.625% due 07/01/2024	1,500	1,571
Nexstar Broadcasting, Inc.
5.625% due 08/01/2024	750	761
Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025	500	514
5.500% due 10/01/2021	2,000	2,075
Nielsen Finance LLC
5.000% due 04/15/2022	1,750	1,820

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Noble Holding International Ltd.
4.900% due 08/01/2020	$172	$156
7.750% due 01/15/2024 (e)	1,500	1,191
Norbord, Inc.
6.250% due 04/15/2023	1,000	1,072
Novelis Corp.
5.875% due 09/30/2026	2,500	2,581
6.250% due 08/15/2024	1,000	1,053
NXP BV
4.125% due 06/15/2020	1,000	1,053
4.125% due 06/01/2021	875	924
4.625% due 06/01/2023	1,000	1,081
5.750% due 03/15/2023	3,000	3,165
Oasis Petroleum, Inc.
6.875% due 03/15/2022	2,000	1,950
Open Text Corp.
5.875% due 06/01/2026	1,500	1,617
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	8,500	8,160
Oshkosh Corp.
5.375% due 03/01/2025	625	659
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	1,500	1,574
5.500% due 02/15/2024	500	524
Park-Ohio Industries, Inc.
6.625% due 04/15/2027	500	526
Party City Holdings, Inc.
6.125% due 08/15/2023	1,500	1,560
PDC Energy, Inc.
6.125% due 09/15/2024	1,000	1,020
Penn National Gaming, Inc.
5.625% due 01/15/2027	500	511
Performance Food Group, Inc.
5.500% due 06/01/2024	500	518
PetSmart, Inc.
7.125% due 03/15/2023	4,000	3,570
Pilgrim’s Pride Corp.
5.750% due 03/15/2025	2,000	2,015
Pinnacle Entertainment, Inc.
5.625% due 05/01/2024	750	782
Pinnacle Foods Finance LLC
4.875% due 05/01/2021	2,000	2,045
5.875% due 01/15/2024	1,000	1,072
Platform Specialty Products Corp.
6.500% due 02/01/2022	3,000	3,112
Ply Gem Industries, Inc.
6.500% due 02/01/2022	3,000	3,157
Post Holdings, Inc.
5.000% due 08/15/2026	3,000	3,000
5.500% due 03/01/2025	500	517
5.750% due 03/01/2027	1,000	1,033
6.000% due 12/15/2022	1,000	1,064
8.000% due 07/15/2025	750	855
PQ Corp.
6.750% due 11/15/2022	750	808
PRA Holdings, Inc.
9.500% due 10/01/2023	1,000	1,115
Precision Drilling Corp.
7.750% due 12/15/2023	1,750	1,732
Prestige Brands, Inc.
5.375% due 12/15/2021	2,750	2,850
6.375% due 03/01/2024	1,500	1,611
Prime Security Services Borrower LLC
9.250% due 05/15/2023	3,500	3,812
PTC, Inc.
6.000% due 05/15/2024	750	814
QEP Resources, Inc.
6.875% due 03/01/2021	2,500	2,606
Qorvo, Inc.
6.750% due 12/01/2023	1,000	1,101
7.000% due 12/01/2025	500	570
Qualitytech LP
5.875% due 08/01/2022	2,000	2,090

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quintiles IMS, Inc.
4.875% due 05/15/2023	$2,000	$2,057
5.000% due 10/15/2026	2,000	2,067
Quorum Health Corp.
11.625% due 04/15/2023	500	444
Rackspace Hosting, Inc.
8.625% due 11/15/2024	1,000	1,067
Range Resources Corp.
4.875% due 05/15/2025	1,000	955
5.000% due 08/15/2022	750	741
5.000% due 03/15/2023	2,000	1,965
5.750% due 06/01/2021	500	513
Revlon Consumer Products Corp.
6.250% due 08/01/2024	750	656
Reynolds Group Issuer, Inc.
5.125% due 07/15/2023	2,000	2,080
5.750% due 10/15/2020	1,500	1,537
6.875% due 02/15/2021	648	667
7.000% due 07/15/2024	1,000	1,075
Rite Aid Corp.
6.125% due 04/01/2023	2,000	1,975
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021	1,000	1,018
Rockies Express Pipeline LLC
5.625% due 04/15/2020	1,250	1,334
6.000% due 01/15/2019	1,500	1,571
6.875% due 04/15/2040	500	548
Rowan Cos., Inc.
4.750% due 01/15/2024	1,000	850
4.875% due 06/01/2022	2,000	1,865
5.850% due 01/15/2044	1,000	745
7.375% due 06/15/2025	500	469
RSP Permian, Inc.
5.250% due 01/15/2025	1,000	1,006
6.625% due 10/01/2022	1,000	1,043
Sabre GLBL, Inc.
5.250% due 11/15/2023	500	524
5.375% due 04/15/2023	1,500	1,571
Sally Holdings LLC
5.625% due 12/01/2025	2,250	2,315
Schaeffler Finance BV
4.750% due 05/15/2023	1,250	1,294
Scientific Games International, Inc.
6.250% due 09/01/2020	1,250	1,245
7.000% due 01/01/2022	1,000	1,068
10.000% due 12/01/2022	1,500	1,650
Scotts Miracle-Gro Co.
6.000% due 10/15/2023	1,375	1,483
Sealed Air Corp.
4.875% due 12/01/2022	500	534
5.125% due 12/01/2024	1,000	1,077
5.250% due 04/01/2023	1,500	1,616
5.500% due 09/15/2025	1,000	1,095
Sensata Technologies BV
4.875% due 10/15/2023	1,500	1,536
5.000% due 10/01/2025	1,000	1,051
5.625% due 11/01/2024	1,250	1,345
Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026	1,500	1,642
SFR Group S.A.
6.000% due 05/15/2022	5,000	5,237
6.250% due 05/15/2024	4,000	4,240
7.375% due 05/01/2026	2,000	2,177
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022	3,000	3,150
Silversea Cruise Finance Ltd.
7.250% due 02/01/2025	250	268
Sinclair Television Group, Inc.
5.125% due 02/15/2027	1,000	973
5.625% due 08/01/2024	2,000	2,057
Sirius XM Radio, Inc.
5.000% due 08/01/2027 (a)	1,000	1,013
5.375% due 04/15/2025	3,000	3,109
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	500	600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southwestern Energy Co.
4.100% due 03/15/2022	$3,000	$2,811
5.800% due 01/23/2020	1,500	1,540
6.700% due 01/23/2025	1,000	983
Spectrum Brands, Inc.
5.750% due 07/15/2025	1,500	1,616
6.125% due 12/15/2024	1,000	1,076
6.625% due 11/15/2022	2,000	2,105
Springs Industries, Inc.
6.250% due 06/01/2021	2,000	2,067
SPX FLOW, Inc.
5.625% due 08/15/2024	1,500	1,552
5.875% due 08/15/2026	1,000	1,038
Standard Industries, Inc.
5.000% due 02/15/2027	1,000	1,023
5.375% due 11/15/2024	4,000	4,235
6.000% due 10/15/2025	2,000	2,150
Steel Dynamics, Inc.
5.000% due 12/15/2026	1,000	1,029
5.125% due 10/01/2021	1,000	1,029
5.500% due 10/01/2024	500	533
6.375% due 08/15/2022	500	519
Sterigenics-Nordion Topco LLC (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (b)	1,000	1,028
Suburban Propane Partners LP
5.750% due 03/01/2025	1,000	995
Sunoco LP
5.500% due 08/01/2020	2,000	2,052
Symantec Corp.
5.000% due 04/15/2025	375	393
T-Mobile USA, Inc.
5.125% due 04/15/2025	1,000	1,053
6.375% due 03/01/2025	2,000	2,167
6.500% due 01/15/2026	2,000	2,212
6.625% due 04/01/2023	3,000	3,182
6.836% due 04/28/2023	2,000	2,140
Team Health Holdings, Inc.
6.375% due 02/01/2025	2,500	2,431
Teck Resources Ltd.
3.750% due 02/01/2023	1,000	978
4.500% due 01/15/2021	2,750	2,881
4.750% due 01/15/2022	1,000	1,040
6.125% due 10/01/2035	2,000	2,095
6.250% due 07/15/2041	1,000	1,043
8.500% due 06/01/2024	500	579
TEGNA, Inc.
4.875% due 09/15/2021	500	515
5.500% due 09/15/2024	1,000	1,034
Teine Energy Ltd.
6.875% due 09/30/2022	1,000	1,019
Teleflex, Inc.
4.875% due 06/01/2026	750	771
Tempur Sealy International, Inc.
5.500% due 06/15/2026	2,250	2,292
5.625% due 10/15/2023	750	782
Tenet Healthcare Corp.
4.500% due 04/01/2021	2,000	2,042
5.000% due 03/01/2019	1,000	1,050
6.000% due 10/01/2020	1,000	1,074
6.750% due 06/15/2023 (e)	1,000	1,003
7.500% due 01/01/2022	450	489
8.000% due 08/01/2020	1,000	1,014
8.125% due 04/01/2022	1,000	1,065
Tennant Co.
5.625% due 05/01/2025	1,000	1,055
Terex Corp.
5.625% due 02/01/2025	750	773
Tesoro Logistics LP
5.250% due 01/15/2025	1,000	1,054
5.875% due 10/01/2020	641	656
6.250% due 10/15/2022	1,500	1,601
THC Escrow Corp.
4.625% due 07/15/2024	875	880
5.125% due 05/01/2025	1,750	1,761

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Time, Inc.
5.750% due 04/15/2022 (e)	$1,000	$1,039
TransDigm, Inc.
6.000% due 07/15/2022	1,000	1,033
6.375% due 06/15/2026	2,750	2,798
6.500% due 07/15/2024	3,000	3,105
Transocean, Inc.
6.800% due 03/15/2038 (e)	1,500	1,102
7.500% due 04/15/2031	2,500	2,012
9.000% due 07/15/2023	3,500	3,649
TreeHouse Foods, Inc.
4.875% due 03/15/2022	1,000	1,038
6.000% due 02/15/2024	1,000	1,070
Tribune Media Co.
5.875% due 07/15/2022	1,500	1,579
Trinseo Materials Operating S.C.A.
6.750% due 05/01/2022	1,000	1,063
Triumph Group, Inc.
4.875% due 04/01/2021	1,500	1,498
U.S. Concrete, Inc.
6.375% due 06/01/2024	2,500	2,650
U.S. Foods, Inc.
5.875% due 06/15/2024	1,500	1,564
United Rentals North America, Inc.
4.625% due 07/15/2023	1,000	1,042
5.500% due 07/15/2025	1,250	1,314
5.500% due 05/15/2027	1,500	1,549
5.875% due 09/15/2026	500	534
6.125% due 06/15/2023	500	522
7.625% due 04/15/2022	170	178
Unitymedia GmbH
6.125% due 01/15/2025	1,000	1,077
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025	3,000	3,157
5.500% due 01/15/2023	2,250	2,340
Univar USA, Inc.
6.750% due 07/15/2023	1,000	1,048
Univision Communications, Inc.
5.125% due 05/15/2023	3,000	3,037
5.125% due 02/15/2025	4,000	3,975
6.750% due 09/15/2022	1,357	1,415
UPCB Finance Ltd.
5.375% due 01/15/2025	1,000	1,051
USG Corp.
4.875% due 06/01/2027	1,500	1,547
5.500% due 03/01/2025	1,250	1,333
Valeant Pharmaceuticals International, Inc.
5.500% due 03/01/2023	1,000	854
5.625% due 12/01/2021	500	454
5.875% due 05/15/2023	1,000	863
6.125% due 04/15/2025	1,000	850
6.375% due 10/15/2020	500	487
6.500% due 03/15/2022	375	394
6.750% due 08/15/2021	1,000	955
7.000% due 03/15/2024	1,125	1,185
7.250% due 07/15/2022	1,000	945
7.500% due 07/15/2021	1,000	973
Valvoline, Inc.
5.500% due 07/15/2024	500	530
Venator Finance SARL
5.750% due 07/15/2025	750	759
VeriSign, Inc.
4.625% due 05/01/2023	2,000	2,060
5.250% due 04/01/2025	1,000	1,072
Versum Materials, Inc.
5.500% due 09/30/2024	500	527
Videotron Ltd.
5.125% due 04/15/2027	750	773
5.375% due 06/15/2024	1,250	1,325
Virgin Media Finance PLC
5.750% due 01/15/2025	1,000	1,041
6.000% due 10/15/2024	1,500	1,596
6.375% due 04/15/2023	2,000	2,110
Virgin Media Secured Finance PLC
5.250% due 01/15/2026	1,000	1,045

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vista Outdoor, Inc.
5.875% due 10/01/2023	$1,500	$1,549
Welbilt, Inc.
9.500% due 02/15/2024	1,000	1,165
WellCare Health Plans, Inc.
5.250% due 04/01/2025	1,250	1,312
WESCO Distribution, Inc.
5.375% due 06/15/2024	1,000	1,049
Western Digital Corp.
7.375% due 04/01/2023	1,000	1,101
Whiting Petroleum Corp.
5.000% due 03/15/2019	1,500	1,498
5.750% due 03/15/2021 (e)	1,000	945
Williams Cos., Inc.
4.550% due 06/24/2024	2,000	2,065
Wind Acquisition Finance S.A.
4.750% due 07/15/2020	3,000	3,039
7.375% due 04/23/2021	3,000	3,122
WMG Acquisition Corp.
5.000% due 08/01/2023	1,000	1,029
WPX Energy, Inc.
6.000% due 01/15/2022	500	498
7.500% due 08/01/2020	750	791
8.250% due 08/01/2023	1,000	1,090
WR Grace & Co-Conn
5.125% due 10/01/2021	1,000	1,075
5.625% due 10/01/2024	900	965
Wynn Las Vegas LLC
5.250% due 05/15/2027	2,000	2,051
5.500% due 03/01/2025	1,000	1,054
Wynn Macau Ltd.
5.250% due 10/15/2021	1,000	1,028
XPO Logistics, Inc.
6.125% due 09/01/2023	500	523
6.500% due 06/15/2022	1,500	1,582
Zayo Group LLC
5.750% due 01/15/2027	2,000	2,097
6.375% due 05/15/2025	1,000	1,083
ZF North America Capital, Inc.
4.750% due 04/29/2025	3,000	3,176
Ziggo Secured Finance BV
5.500% due 01/15/2027	3,000	3,071

		791,638

UTILITIES 7.7%
AES Corp.
4.202% due 06/01/2019	327	328
6.000% due 05/15/2026	1,000	1,075
8.000% due 06/01/2020	1,263	1,468
AmeriGas Partners LP
5.500% due 05/20/2025	1,000	1,020
5.750% due 05/20/2027	500	510
Antero Midstream Partners LP
5.375% due 09/15/2024	500	514
Blue Racer Midstream LLC
6.125% due 11/15/2022	2,000	2,025
Calpine Corp.
5.375% due 01/15/2023 (e)	4,000	3,915
5.750% due 01/15/2025	3,000	2,827
CenturyLink, Inc.
5.800% due 03/15/2022	1,000	1,044
6.450% due 06/15/2021	1,000	1,085
Covanta Holding Corp.
5.875% due 03/01/2024	1,025	1,002
5.875% due 07/01/2025	500	486
Extraction Oil & Gas, Inc.
7.875% due 07/15/2021	500	516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Frontier Communications Corp.
6.875% due 01/15/2025	$1,500	$1,189
7.125% due 03/15/2019	1,125	1,176
10.500% due 09/15/2022	1,500	1,434
11.000% due 09/15/2025	1,250	1,166
Genesis Energy LP
5.625% due 06/15/2024	1,000	953
6.000% due 05/15/2023	1,250	1,231
6.750% due 08/01/2022	1,500	1,511
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	1,000	1,042
NGL Energy Partners LP
6.125% due 03/01/2025	750	690
7.500% due 11/01/2023	500	496
NGPL PipeCo LLC
7.119% due 12/15/2017	1,250	1,280
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,384
NRG Energy, Inc.
6.250% due 07/15/2022	2,500	2,578
6.250% due 05/01/2024	1,000	1,015
6.625% due 03/15/2023	1,500	1,549
6.625% due 01/15/2027	1,500	1,509
7.625% due 01/15/2018	382	395
NRG Yield Operating LLC
5.000% due 09/15/2026	1,000	1,022
NSG Holdings LLC
7.750% due 12/15/2025	1,334	1,441
Parsley Energy LLC
5.250% due 08/15/2025	1,000	1,003
5.375% due 01/15/2025	1,000	1,013
6.250% due 06/01/2024	1,000	1,055
Petrobras Global Finance BV
6.125% due 01/17/2022	500	518
6.250% due 03/17/2024	250	255
7.375% due 01/17/2027	500	530
Sprint Capital Corp.
6.900% due 05/01/2019	2,000	2,144
8.750% due 03/15/2032	2,500	3,156
Sprint Communications, Inc.
6.000% due 11/15/2022	2,000	2,125
7.000% due 03/01/2020	1,000	1,100
7.000% due 08/15/2020	2,000	2,205
9.000% due 11/15/2018	556	604
Sprint Corp.
7.125% due 06/15/2024	1,750	1,951
7.250% due 09/15/2021	4,000	4,455
7.625% due 02/15/2025	2,000	2,307
7.875% due 09/15/2023	4,000	4,610
Talen Energy Supply LLC
4.625% due 07/15/2019	177	173
6.500% due 06/01/2025	1,000	708
Tallgrass Energy Partners LP
5.500% due 09/15/2024	2,000	2,035
Targa Resources Partners LP
4.125% due 11/15/2019	750	762
4.250% due 11/15/2023	1,000	981
5.250% due 05/01/2023	2,000	2,060
Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,085
Telecom Italia SpA
5.303% due 05/30/2024	4,000	4,305
Tenaska Alabama Partners LP
7.000% due 06/30/2021	871	895
TerraForm Power Operating LLC
6.375% due 02/01/2023	2,000	2,090
6.625% due 06/15/2025	500	534

		85,535

Total Corporate Bonds & Notes (Cost $928,550)		962,346

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Bear Stearns ALT-A Trust
3.392% due 11/25/2036 ^	$515	$474
Countrywide Alternative Loan Trust
1.442% due 05/20/2046 ^	88	67
Countrywide Home Loan Mortgage Pass-Through Trust
1.856% due 03/25/2035	46	37
3.172% due 05/20/2036 ^	279	237
GSR Mortgage Loan Trust
3.311% due 04/25/2035	6	6
IndyMac Mortgage Loan Trust
6.000% due 07/25/2037	407	372
WaMu Mortgage Pass-Through Certificates Trust
2.778% due 12/25/2036 ^	332	309
Washington Mutual Mortgage Pass-Through Certificates Trust
1.702% due 05/25/2046	30	25

Total Non-Agency Mortgage-Backed Securities (Cost $1,029)		1,527

ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
1.286% due 01/25/2037 ^	86	36

Total Asset-Backed Securities (Cost $59)		36

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (d) 0.2%
		2,447

Total Short-Term Instruments (Cost $2,447)		2,447

Total Investments in Securities (Cost $936,065)		970,349

	SHARES
INVESTMENTS IN AFFILIATES 11.9%

SHORT-TERM INSTRUMENTS 11.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.9%
PIMCO Short-Term Floating NAV Portfolio III	13,330,298	131,783

Total Short-Term Instruments (Cost $131,780)		131,783

Total Investments in Affiliates (Cost $131,780)		131,783

Total Investments 99.5% (Cost $1,067,845)		$1,102,132

Financial Derivative Instruments (f)(g) 0.0% (Cost or Premiums, net $0)		93

Other Assets and Liabilities, net 0.5%		5,091

Net Assets 100.0%		$1,107,316

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$2,447	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(2,497)	$2,447	$2,447

Total Repurchase Agreements						$(2,497)	$2,447	$2,447

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BCY	(5.500)%	06/01/2017	TBD	(4)	$(548)	$(545)
	(2.250)	06/26/2017	TBD	(4)	(1,087)	(1,087)
	(2.000)	06/27/2017	TBD	(4)	(939)	(939)
	(1.250)	06/26/2017	TBD	(4)	(205)	(205)
	(0.750)	04/07/2017	TBD	(4)	(905)	(903)
	(0.625)	06/30/2017	TBD	(4)	(434)	(434)
	(0.500)	10/11/2016	10/11/2017		(1,404)	(1,399)
	(0.250)	03/27/2017	TBD	(4)	(864)	(863)
	0.100	06/16/2017	TBD	(4)	(1,748)	(1,748)
	0.500	06/16/2017	TBD	(4)	(3,393)	(3,394)
RDR	(0.750)	12/12/2016	12/12/2017		(718)	(715)

Total Reverse Repurchase Agreements						$(12,232)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(11,517)	$0	$(11,517)	$12,713	$1,196
RDR	0	(715)	0	(715)	709	(6)
SSB	2,447	0	0	2,447	(2,497)	(50)

Total Borrowings and Other Financing Transactions	$2,447	$(12,232)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(12,232)	$(12,232)

Total Borrowings	$0	$0	$0	$(12,232)	$(12,232)

Gross amount of recognized liabilities for reverse repurchase agreements					$(12,232)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

(e)	Securities with an aggregate market value of $13,422 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowing outstanding during the period ended June 30, 2017 was $(11,097) at a weighted average interest rate of (0.548)%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
							Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$4,800	$384	$(30)	$354	$3	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	4,900	375	(16)	359	6	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	3,465	275	0	275	4	0
CDX.HY-27 5-Year Index	5.000	12/20/2021	14,850	1,056	79	1,135	28	0
CDX.HY-28 5-Year Index	5.000	06/20/2022	30,000	2,112	(1)	2,111	61	0

				$4,202	$32	$4,234	$102	$0

Total Swap Agreements				$4,202	$32	$4,234	$102	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$102	$ 102	$0	$0	$0	$0

Cash of $2,605 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2017		$1,122	CHF	1,092	$17	$0
BPS	07/2017		1,084	EUR	953	4	0
	08/2017	EUR	953		$1,086	0	(5)
CBK	07/2017		953		1,072	0	(16)
HUS	07/2017	CHF	1,017		1,051	0	(9)

Total Forward Foreign Currency Contracts						$21	$(30)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
AZD	$17	$0	$0	$17	$0	$0	$0	$0	$17	$0	$17
BPS	4	0	0	4	(5)	0	0	(5)	(1)	0	(1)
CBK	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
HUS	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)

Total Over the Counter	$21	$0	$0	$21	$(30)	$0	$0	$(30)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$102	$0	$0	$0	$102

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21	$0	$21

	$0	$102	$0	$21	$0	$123

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30	$0	$30

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$3,469	$0	$0	$(2)	$3,467

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(259)	$0	$(259)
Swap Agreements	0	94	0	0	0	94

	$0	$94	$0	$(259)	$0	$(165)

	$0	$3,563	$0	$(259)	$(2)	$3,302

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(2,013)	$0	$0	$0	$(2,013)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(118)	$0	$(118)

	$0	$(2,013)	$0	$(118)	$0	$(2,131)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,993	$0	$3,993
Corporate Bonds & Notes
Banking & Finance	0	85,173	0	85,173
Industrials	0	791,638	0	791,638
Utilities	0	85,535	0	85,535
Non-Agency Mortgage-Backed Securities	0	1,527	0	1,527
Asset-Backed Securities	0	36	0	36
Short-Term Instruments
Repurchase Agreements	0	2,447	0	2,447

	$0	$970,349	$0	$970,349

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$131,783	$0	$0	$131,783

Total Investments	$131,783	$970,349	$0	$1,102,132

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$102	$0	$102
Over the counter	0	21	0	21

	$0	$123	$0	$123

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(30)	$0	$(30)

Total Financial Derivative Instruments	$0	$93	$0	$93

Totals	$131,783	$970,442	$0	$1,102,225

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO High Yield Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	JUNE 30, 2017	23

Notes to Financial Statements (Cont.)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2017	25

Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close).

Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds

26	PIMCO VARIABLE INSURANCE TRUST

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are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$100,814	$287,763	$(256,801)	$(7)	$14	$131,783	$761	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans

(including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2017, the Portfolio had $2,500,000 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The

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Notes to Financial Statements (Cont.)

rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Line of Credit  The Portfolio entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Portfolio pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Portfolio also pays a fee of 0.15% per annum on the unused commitment amounts. The agreement expires on September 5, 2017 unless extended or renewed. There is a maximum available commitment amount for the Portfolio equal to $60,000,000. Prior to the renewal of the agreement on September 6, 2016, the maximum commitment amount was $65,000,000. Commitment, upfront and interest fees of $60,701 paid by the Portfolio are disclosed as part of interest expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the

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Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at

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Notes to Financial Statements (Cont.)

market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to,

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investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged.

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Notes to Financial Statements (Cont.)

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used

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depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.35%	0.35%	0.35%

SEMIANNUAL REPORT	JUNE 30, 2017	33

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual Portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such

34	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$109,280	$159,454

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	34	$270	1,263	$9,524
Administrative Class	27,012	212,040	34,897	260,650
Advisor Class	1,997	15,670	12,536	93,503
Issued as reinvestment of distributions
Institutional Class	33	258	59	450
Administrative Class	3,355	26,385	7,432	56,063
Advisor Class	120	944	261	1,978
Cost of shares redeemed
Institutional Class	(31)	(247)	(652)	(4,967)
Administrative Class	(31,472)	(247,041)	(55,570)	(417,521)
Advisor Class	(3,020)	(23,497)	(10,371)	(77,559)
Net increase (decrease) resulting from Portfolio share transactions	(1,972)	$(15,218)	(10,145)	$(77,879)

As of June 30, 2017, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 67% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

SEMIANNUAL REPORT	JUNE 30, 2017	35

Notes to Financial Statements (Cont.)

June 30, 2017 (Unaudited)

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO High Yield Portfolio	$277	$21,909

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$1,068,678	$42,996	$(9,542)	$33,454

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

36	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	CBK	Citibank N.A.	RDR	RBC Capital Markets
BCY	Barclays Capital, Inc.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
BPS	BNP Paribas S.A.

Currency Abbreviations:
CHF	Swiss Franc	EUR	Euro	USD (or $)	United States Dollar

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	TBA	To-Be-Announced	TBD%	Interest rate to be determined when loan settles
PIK	Payment-in-Kind	TBD	To-Be-Determined

SEMIANNUAL REPORT	JUNE 30, 2017	37

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT12SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Income Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Income Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Income Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: new/small portfolio risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk and distribution rate risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or

4	PIMCO VARIABLE INSURANCE TRUST

receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Income Portfolio	04/29/16	04/29/16	04/29/16	04/29/16	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO Income Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2017†§

Corporate Bonds & Notes	27.6%
Asset-Backed Securities	25.6%
U.S. Treasury Obligations	18.3%
U.S. Government Agencies	9.9%
Non-Agency Mortgage-Backed Securities	9.2%
Short-Term Instruments‡	4.4%
Loan Participations and Assignments	4.1%
Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	Inception≈
PIMCO Income Portfolio Institutional Class	5.31%	10.17%	9.79%
PIMCO Income Portfolio Administrative Class	5.23%	10.00%	9.63%
PIMCO Income Portfolio Advisor Class	5.18%	9.89%	9.52%
Bloomberg Barclays U.S. Aggregate Index±	2.27%	(0.31)%	1.28%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 4/29/2016

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.65% for Institutional Class shares, 0.80% for Administrative Class shares, and 0.90% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Income Portfolio seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public-or private-sector entities. The Portfolio will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing strategies that seek to optimize portfolio income. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Positions in non-agency mortgage-backed securities (MBS) contributed to performance, as total returns in these securities were positive.

»	Exposure to U.S. duration contributed to performance, as interest rates in the intermediate portion of the yield curve fell.

»	Exposure to high yield corporate spread duration contributed to performance, as the sector generally posted positive excess returns.

»	A long position in the Mexican peso versus the U.S. dollar contributed to performance over the period, as the Mexican peso appreciated.

»	A long U.S. dollar position versus the Australian dollar detracted over the period, as the Australian dollar appreciated.

»	A long U.S. dollar position versus the British pound detracted over the period, as the British pound appreciated.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Income Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,053.10	$3.46	$1,000.00	$1,021.42	$3.41	0.68%
Administrative Class	1,000.00	1,052.30	4.22	1,000.00	1,020.68	4.16	0.83
Advisor Class	1,000.00	1,051.80	4.73	1,000.00	1,020.18	4.66	0.93

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO Income Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$10.19	$0.17	$0.37	$0.54	$(0.13)	$0.00	$0.00	$(0.13)
04/29/2016 - 12/31/2016	10.00	0.18	0.41	0.59	(0.38)	(0.02)	0.00	(0.40)
Administrative Class
01/01/2017 - 06/30/2017+	10.19	0.17	0.36	0.53	(0.12)	0.00	0.00	(0.12)
04/29/2016 - 12/31/2016	10.00	0.22	0.36	0.58	(0.37)	(0.02)	0.00	(0.39)
Advisor Class
01/01/2017 - 06/30/2017+	10.19	0.16	0.37	0.53	(0.12)	0.00	0.00	(0.12)
04/29/2016 - 12/31/2016	10.00	0.20	0.37	0.57	(0.36)	(0.02)	0.00	(0.38)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.60	5.31%	$28	0.68	%*	0.68	%*	0.65	%*	0.65	%*	3.38	%*	120%
10.19	5.92	26	0.65	*	0.69	*	0.65	*	0.69		2.69		203

10.60	5.23	60,151	0.83	*	0.83	*	0.80	*	0.80	*	3.26	*	120
10.19	5.82	17,864	0.80	*	0.84	*	0.80	*	0.84	*	3.19	*	203

10.60	5.18	168,364	0.93	*	0.93	*	0.90	*	0.90	*	3.13	*	120
10.19	5.74	168,696	0.90	*	0.94	*	0.90	*	0.94	*	2.92	*	203

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO Income Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities	$232,913
Investments in Affiliates	8,470
Financial Derivative Instruments
Exchange-traded or centrally cleared	185
Over the counter	895
Cash	488
Deposits with counterparty	1,646
Foreign currency, at value	634
Receivable for investments sold	217
Receivable for TBA investments sold	22,912
Receivable for Portfolio shares sold	45
Interest and/or dividends receivable	1,115
Dividends receivable from Affiliates	6
Total Assets	269,526

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,532
Payable for short sales	185
Financial Derivative Instruments
Exchange-traded or centrally cleared	269
Over the counter	1,971
Payable for investments purchased	928
Payable for investments in Affiliates purchased	6
Payable for investments purchased on a delayed-delivery basis	1,026
Payable for TBA investments purchased	33,673
Payable for Portfolio shares redeemed	219
Accrued investment advisory fees	49
Accrued supervisory and administrative fees	79
Accrued distribution fees	37
Accrued servicing fees	7
Accrued reimbursement to PIMCO	1
Other liabilities	1
Total Liabilities	40,983

Net Assets	$228,543

Net Assets Consist of:
Paid in capital	$217,473
Undistributed (overdistributed) net investment income	741
Accumulated undistributed net realized gain (loss)	670
Net unrealized appreciation (depreciation)	9,659

Net Assets	$228,543

Net Assets:
Institutional Class	$28
Administrative Class	60,151
Advisor Class	168,364

Shares Issued and Outstanding:
Institutional Class	3
Administrative Class	5,673
Advisor Class	15,879

Net Asset Value Per Share Outstanding:
Institutional Class	$10.60
Administrative Class	10.60
Advisor Class	10.60

Cost of investments in securities	$224,223
Cost of investments in Affiliates	$8,470
Cost of foreign currency held	$636
Proceeds received on short sales	$185
Cost or premiums of financial derivative instruments, net	$(1,733)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Income Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest	$4,108
Dividends from Investments in Affiliates	13
Total Income	4,121

Expenses:
Investment advisory fees	253
Supervisory and administrative fees	405
Servicing fees - Administrative Class	26
Distribution and/or servicing fees - Advisor Class	209
Trustee fees	3
Interest expense	32
Miscellaneous expense	5
Total Expenses	933
Waiver and/or Reimbursement by PIMCO	(4)
Net Expenses	929

Net Investment Income (Loss)	3,192

Net Realized Gain (Loss):
Investments in securities	(310)
Exchange-traded or centrally cleared financial derivative instruments	788
Over the counter financial derivative instruments	597
Short sales	(6)
Foreign currency	(20)

Net Realized Gain (Loss)	1,049

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	8,589
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(621)
Over the counter financial derivative instruments	(1,892)
Short sales	1
Foreign currency assets and liabilities	21

Net Change in Unrealized Appreciation (Depreciation)	6,099

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,340

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO Income Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2017 (Unaudited)	April 29, 2016 - December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$3,192	$3,642
Net realized gain (loss)	1,049	2,666
Net change in unrealized appreciation (depreciation)	6,099	3,560

Net Increase (Decrease) in Net assets Resulting from Operations	10,340	9,868

Distributions to Shareholders:
From net investment income
Institutional Class	(0)	(27)
Administrative Class	(416)	(552)
Advisor Class	(1,872)	(5,882)
From net realized capital gains
Institutional Class	0	(0)
Administrative Class	0	(34)
Advisor Class	0	(354)

Total Distributions(a)	(2,288)	(6,849)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	33,905	183,567

Total Increase (Decrease) in Net Assets	41,957	186,586

Net Assets:
Beginning of period	186,586	0
End of period*	$228,543	$186,586

* Including undistributed (overdistributed) net investment income of:	$741	$(163)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Income Portfolio

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.3%
AmWINS Group, Inc.
3.836% - 7.000% due 01/25/2024		$15	$15
Avolon Holdings Ltd.
3.462% due 09/20/2020		10	10
3.962% due 03/20/2022		81	82
BWAY Holding Co.
4.326% due 04/03/2024		20	20
Cortes NP Acquisition Corp.
5.226% due 11/30/2023		97	97
Diamond Resorts Corp.
7.226% due 08/11/2023		99	100
Endo Luxembourg Finance Co. SARL
5.500% due 04/29/2024		137	138
Energy Future Intermediate Holding Co. LLC
TBD% due 06/23/2018		640	643
4.295% due 06/30/2017		3,914	3,922
Fortress Investment Group LLC
TBD% due 06/02/2022		100	101
Hilton Worldwide Finance LLC
3.216% due 10/25/2023		1,553	1,560
Ineos Finance PLC
3.250% due 04/01/2024	EUR	100	115
Las Vegas Sands LLC
3.230% due 03/29/2024		$1,150	1,153
Post Holdings, Inc.
TBD% due 05/24/2024		20	20
Restaurant Brands International, Inc.
3.476% - 3.546% due 02/16/2024		23	23
RPI Finance Trust
3.296% due 03/27/2023		34	34
Sprint Communications, Inc.
3.750% due 02/02/2024		100	100
TEX Operations Co. LLC
3.795% due 08/04/2023		9	9
3.976% due 08/04/2023		40	40
UPC Financing Partnership
3.909% due 04/15/2025		100	100
Valeant Pharmaceuticals International, Inc.
5.830% due 04/01/2022		10	10
Yum! Brands, Inc.
3.209% due 06/16/2023		1,588	1,596

Total Loan Participations and Assignments (Cost $9,836)			9,888

CORPORATE BONDS & NOTES 29.2%

BANKING & FINANCE 16.9%
Barclays Bank PLC
7.625% due 11/21/2022		400	458
7.750% due 04/10/2023		900	939
Barclays PLC
4.375% due 01/12/2026		1,000	1,041
7.875% due 09/15/2022 (c)	GBP	300	422
BRFkredit A/S
1.000% due 04/01/2018	DKK	9,600	1,491
Brighthouse Financial, Inc.
3.700% due 06/22/2027		$34	34
4.700% due 06/22/2047		34	34
Crown Castle International Corp.
4.000% due 03/01/2027		16	17
CTR Partnership LP
5.250% due 06/01/2025		28	29
CyrusOne LP
5.000% due 03/15/2024		12	12
5.375% due 03/15/2027		6	6
Deutsche Bank AG
4.250% due 10/14/2021		1,270	1,331
Equinix, Inc.
5.375% due 05/15/2027		35	37

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Exela Intermediate LLC
10.000% due 07/15/2023 (a)		$43	$43
Howard Hughes Corp.
5.375% due 03/15/2025		63	65
HSBC Holdings PLC
3.600% due 05/25/2023		430	445
International Lease Finance Corp.
6.250% due 05/15/2019		1,375	1,476
KIRS Midco PLC
8.375% due 07/15/2023	GBP	100	129
KSA Sukuk Ltd.
2.894% due 04/20/2022		$300	301
3.628% due 04/20/2027		200	205
Lifestorage, LP
3.500% due 07/01/2026		900	863
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)	GBP	400	578
7.875% due 06/27/2029 (c)		1,750	2,674
National Australia Bank Ltd.
1.375% due 07/12/2019		$300	297
Navient Corp.
4.625% due 09/25/2017		700	703
6.500% due 06/15/2022		118	125
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	28,300	4,369
Nykredit Realkredit A/S
1.000% due 04/01/2018		7,000	1,088
2.500% due 10/01/2047		3,063	478
3.000% due 10/01/2047		9,026	1,451
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		$16	16
Provident Funding Associates LP
6.375% due 06/15/2025		11	11
Realkredit Danmark A/S
1.000% due 04/01/2018	DKK	23,257	3,614
2.500% due 10/01/2037		8,020	1,281
Royal Bank of Scotland Group PLC
2.652% due 05/15/2023		$200	202
3.498% due 05/15/2023		200	201
7.500% due 08/10/2020 (c)		200	207
8.000% due 08/10/2025 (c)		1,600	1,741
Santander Holdings USA, Inc.
2.642% due 11/24/2017		100	100
Santander UK Group Holdings PLC
7.375% due 06/24/2022 (c)	GBP	1,950	2,674
Societe Generale S.A.
7.875% due 12/18/2023 (c)		$200	220
Springleaf Finance Corp.
6.125% due 05/15/2022		238	252
8.250% due 12/15/2020		1,700	1,912
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (c)	EUR	100	135
Synchrony Financial
2.580% due 11/09/2017		$900	903
UBS Group AG
5.750% due 02/19/2022 (c)	EUR	1,650	2,083
Wells Fargo & Co.
2.263% due 01/24/2023		$1,900	1,921

			38,614

INDUSTRIALS 8.8%
Air Canada Pass-Through Trust
3.600% due 09/15/2028		702	714
Allergan Funding SCS
2.350% due 03/12/2018		1,800	1,808
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	2,700	3,274
American Airlines Pass-Through Trust
4.000% due 01/15/2027		$826	865
British Airways Pass-Through Trust
4.625% due 12/20/2025		259	280

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Broadcom Corp.
3.000% due 01/15/2022	$158	$160
3.625% due 01/15/2024	8	8
3.875% due 01/15/2027	79	81
Burger King Worldwide, Inc.
4.250% due 05/15/2024	71	71
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018 ^	605	560
Caesars Growth Properties Holdings LLC
9.375% due 05/01/2022	1,248	1,357
CDK Global, Inc.
4.875% due 06/01/2027	14	15
Chemours Co.
5.375% due 05/15/2027	15	15
Cimarex Energy Co.
3.900% due 05/15/2027	17	17
Community Health Systems, Inc.
6.250% due 03/31/2023	52	54
CVS Pass-Through Trust
5.789% due 01/10/2026	318	349
Diamond Resorts International, Inc.
7.750% due 09/01/2023	221	235
EW Scripps Co.
5.125% due 05/15/2025	8	8
First Quality Finance Co., Inc.
5.000% due 07/01/2025	14	14
HCA, Inc.
5.500% due 06/15/2047	35	36
Hexion, Inc.
13.750% due 02/01/2022	20	18
Hilton Worldwide Finance LLC
4.625% due 04/01/2025	67	69
4.875% due 04/01/2027	43	45
iHeartCommunications, Inc.
9.000% due 12/15/2019	92	73
9.000% due 03/01/2021	1,785	1,346
9.000% due 09/15/2022	34	25
Intelsat Jackson Holdings S.A.
9.750% due 07/15/2025 (a)	72	72
j2 Cloud Services LLC
6.000% due 07/15/2025	14	15
KFC Holding Co.
4.750% due 06/01/2027	24	25
Molina Healthcare, Inc.
4.875% due 06/15/2025	7	7
Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025	6	6
Nissan Motor Acceptance Corp.
2.350% due 03/04/2019	600	603
Nokia Oyj
3.375% due 06/12/2022	14	14
4.375% due 06/12/2027	14	14
Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	426	429
NOVA Chemicals Corp.
4.875% due 06/01/2024	3	3
5.250% due 06/01/2027	15	15
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	43	45
5.500% due 02/15/2024	13	14
PetSmart, Inc.
5.875% due 06/01/2025	54	52
PropCo
1.000% due 04/15/2023 (d)	1,000	1,020
QUALCOMM, Inc.
1.928% due 01/30/2023	38	38
2.600% due 01/30/2023	31	31
2.900% due 05/20/2024	35	35
3.250% due 05/20/2027	29	29
SBA Tower Trust
2.877% due 07/15/2021	900	898
SFR Group S.A.
7.375% due 05/01/2026	1,700	1,851

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO Income Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sirius XM Radio, Inc.
3.875% due 08/01/2022 (a)		$35	$36
5.000% due 08/01/2027 (a)		14	14
Smithfield Foods, Inc.
2.700% due 01/31/2020		10	10
Surgery Center Holdings, Inc.
6.750% due 07/01/2025		8	8
Symantec Corp.
5.000% due 04/15/2025		15	16
Tech Data Corp.
3.700% due 02/15/2022		10	10
4.950% due 02/15/2027		12	13
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018		920	930
Tenet Healthcare Corp.
4.625% due 07/15/2024		78	78
THC Escrow Corp.
4.625% due 07/15/2024		16	16
Thomson Reuters Corp.
6.500% due 07/15/2018		400	419
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	100	113
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$29	31
7.000% due 03/15/2024		56	59
Venator Finance SARL
5.750% due 07/15/2025		8	8
VeriSign, Inc.
4.750% due 07/15/2027		7	7
Volkswagen Group of America Finance LLC
1.650% due 05/22/2018		1,600	1,599
WellCare Health Plans, Inc.
5.250% due 04/01/2025		28	29
Wyndham Worldwide Corp.
4.150% due 04/01/2024		11	11
4.500% due 04/01/2027		12	12
Wynn Las Vegas LLC
5.250% due 05/15/2027		49	50

			20,182

UTILITIES 3.5%
AT&T, Inc.
2.023% due 07/15/2021		385	389
FirstEnergy Corp.
3.900% due 07/15/2027		32	32
4.850% due 07/15/2047		23	23
Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		800	830
6.510% due 03/07/2022		500	553
9.250% due 04/23/2019		2,400	2,669
Petrobras Global Finance BV
5.375% due 01/27/2021		10	10
6.125% due 01/17/2022		860	890
7.250% due 03/17/2044		88	87
7.375% due 01/17/2027		268	284
8.375% due 05/23/2021		587	659
8.750% due 05/23/2026		100	115
Telecom Italia SpA
7.375% due 12/15/2017	GBP	700	938
Transocean Phoenix Ltd.
7.750% due 10/15/2024		$12	13
Transocean Proteus Ltd.
6.250% due 12/01/2024		3	3
Verizon Communications, Inc.
4.125% due 03/16/2027		160	166
4.125% due 08/15/2046		30	27
5.250% due 03/16/2037		100	108
5.500% due 03/16/2047		60	66

			7,862

Total Corporate Bonds & Notes (Cost $64,409)			66,658

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.2%
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		$40	$41
6.725% due 04/01/2035		10	10
7.350% due 07/01/2035		10	11
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		355	333

Total Municipal Bonds & Notes (Cost $398)			395

U.S. GOVERNMENT AGENCIES 10.5%
Fannie Mae
3.000% due 08/01/2027 - 09/01/2027		723	744
Fannie Mae, TBA
2.500% due 08/01/2032		2,000	2,008
3.000% due 08/01/2032		1,500	1,538
3.500% due 08/01/2047 - 09/01/2047		7,000	7,169
Freddie Mac
3.000% due 01/01/2047		10,000	9,986
Ginnie Mae
1.593% due 04/20/2066		1,780	1,785
3.952% due 09/20/2066		396	437
NCUA Guaranteed Notes
1.454% due 11/06/2017		175	175
1.464% due 03/06/2020		163	163

Total U.S. Government Agencies (Cost $24,025)			24,005

U.S. TREASURY OBLIGATIONS 19.3%
U.S. Treasury Bonds
2.875% due 11/15/2046		1,400	1,410
U.S. Treasury Notes
1.375% due 04/30/2021		2,800	2,765
1.750% due 11/30/2021 (g)		1,900	1,895
1.750% due 03/31/2022		700	697
1.750% due 05/15/2022		700	696
1.750% due 09/30/2022		1,400	1,387
1.750% due 05/15/2023		1,400	1,379
1.875% due 01/31/2022 (e)		11,200	11,215
1.875% due 02/28/2022		3,100	3,104
1.875% due 08/31/2022		1,400	1,397
2.000% due 07/31/2022 (i)		900	904
2.000% due 11/15/2026		1,600	1,561
2.125% due 12/31/2021		3,600	3,647
2.125% due 06/30/2022		2,400	2,426
2.125% due 02/29/2024		1,500	1,502
2.250% due 12/31/2023		7,630	7,705
2.250% due 01/31/2024		370	373
2.375% due 05/15/2027		6	6

Total U.S. Treasury Obligations (Cost $43,844)			44,069

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%
American Home Mortgage Investment Trust
6.600% due 06/25/2036		6,694	3,092
Banc of America Alternative Loan Trust
6.000% due 01/25/2035		254	252
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.986% due 06/10/2039		1,300	1,285
Bear Stearns Commercial Mortgage Securities Trust
5.849% due 06/11/2040		1,307	1,308
Chase Mortgage Finance Trust
3.151% due 12/25/2035 ^		3,159	3,078
Credit Suisse Mortgage Capital Certificates
3.409% due 08/27/2036		1,597	1,608
Eurosail PLC
1.240% due 06/13/2045	GBP	2,803	3,503

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Grifonas Finance PLC
0.042% due 08/28/2039	EUR	1,650	$1,619
HarborView Mortgage Loan Trust
1.449% due 03/19/2036		$119	93
Juno Eclipse Ltd.
0.000% due 11/20/2022	EUR	923	1,038
Ripon Mortgages PLC
1.172% due 08/20/2056	GBP	1,500	1,959
WaMu Mortgage Pass-Through Certificates Trust
2.733% due 03/25/2033		$132	132
Washington Mutual Mortgage Pass-Through Certificates Trust
1.582% due 10/25/2046		5,039	3,180
Wells Fargo Mortgage-Backed Securities Trust
3.098% due 01/25/2035		21	21

Total Non-Agency Mortgage-Backed Securities (Cost $21,446)			22,168

ASSET-BACKED SECURITIES 27.0%
Aegis Asset-Backed Securities Trust
1.386% due 01/25/2037		6,688	4,844
ALESCO Preferred Funding Ltd.
1.769% due 12/23/2034		1,443	1,313
Aspen Funding Ltd.
2.755% due 07/10/2037		600	590
Asset-Backed Funding Certificates Trust
1.356% due 11/25/2036		5,589	3,734
Atlas Senior Loan Fund Ltd.
2.400% due 01/30/2024		380	380
Citigroup Mortgage Loan Trust, Inc.
1.376% due 12/25/2036		2,255	1,513
1.476% due 03/25/2037		39	31
Countrywide Asset-Backed Certificates
1.436% due 06/25/2047		900	742
Countrywide Asset-Backed Certificates Trust
1.746% due 05/25/2036		9,800	8,311
Denali Capital CLO Ltd.
1.383% due 01/22/2022		398	398
EFS Volunteer LLC
2.006% due 10/25/2035		1,800	1,802
Flatiron CLO Ltd.
2.318% due 01/17/2026		1,870	1,870
Harbourmaster CLO BV
0.318% due 05/08/2023	EUR	1,750	1,993
HSI Asset Securitization Corp. Trust
1.326% due 12/25/2036		$1,331	567
1.356% due 01/25/2037		4,629	3,419
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.516% due 03/25/2036		5,000	3,721
IXIS Real Estate Capital Trust
1.366% due 01/25/2037		4,650	2,273
Limerock CLO Ltd.
2.458% due 04/18/2026		1,800	1,807
Lockwood Grove CLO Ltd.
2.626% due 04/25/2025		1,575	1,585
Madison Park Funding Ltd.
1.420% due 02/26/2021		573	573
Merrill Lynch Mortgage Investors Trust
1.286% due 04/25/2047		7,849	4,711
Morgan Stanley ABS Capital, Inc. Trust
1.286% due 10/25/2036		2,993	1,790
1.296% due 11/25/2036		6,768	4,369
Mountain Hawk CLO Ltd.
2.316% due 07/22/2024		1,200	1,198
Option One Mortgage Loan Trust
1.576% due 01/25/2036		5,000	4,160
Putnam Structured Product CDO Ltd.
1.797% due 01/10/2038		660	659
Symphony CLO Ltd.
2.438% due 07/14/2026		1,900	1,909

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Trapeza CDO Ltd.
1.566% due 01/25/2035		$1,696	$1,493

Total Asset-Backed Securities (Cost $56,348)			61,755

SOVEREIGN ISSUES 0.7%
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	122
Kuwait International Government Bond
2.750% due 03/20/2022		$274	275
3.500% due 03/20/2027		900	921
Saudi Government International Bond
4.500% due 10/26/2046		400	408

Total Sovereign Issues (Cost $1,670)			1,726

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.0%

CERTIFICATES OF DEPOSIT 0.6%
Barclays Bank PLC
1.710% due 03/16/2018	$400	$400
Mitsubishi UFJ Trust & Banking Corp.
1.987% due 09/19/2017	200	200
Sumitomo Mitsui Trust Bank Ltd.
1.997% due 09/18/2017	500	501
2.012% due 10/06/2017	210	210

		1,311

ARGENTINA TREASURY BILLS 0.4%
3.109% due 08/25/2017 - 02/09/2018 (b)(c)	947	938

Total Short-Term Instruments (Cost $2,247)		2,249

Total Investments in Securities (Cost $224,223)		232,913

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.7%

SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%
PIMCO Short-Term Floating NAV Portfolio III	856,745	$8,470

Total Short-Term Instruments (Cost $8,470)		8,470

Total Investments in Affiliates (Cost $8,470)		8,470

Total Investments 105.6% (Cost $232,693)		$241,383

Financial Derivative Instruments (f)(h) (0.5)% (Cost or Premiums, net $(1,733))		(1,160)

Other Assets and Liabilities, net (5.1)%		(11,680)

Net Assets 100.0%		$228,543

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Zero coupon security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
PropCo	1.000%	04/15/2023	03/21/2017	$ 1,017	$1,020	0.45%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
IND	1.070%	05/22/2017	07/03/2017	$(1,111)	$(1,112)
SCX	1.160	05/19/2017	08/21/2017	(1,418)	(1,420)

Total Reverse Repurchase Agreements					$(2,532)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Treasury Obligations (0.1)%
U.S. Treasury Notes	1.125%	09/30/2021	$190	$(185)	$(185)

Total Short Sales (0.1)%				$(185)	$(185)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Income Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
IND	$0	$(1,112)	$0	$0	$(1,112)	$1,101	$(11)
SCX	0	(1,420)	0	0	(1,420)	1,402	(18)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(185)	(185)	0	(185)

Total Borrowings and Other Financing Transactions	$0	$(2,532)	$0	$(185)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,112)	$(1,420)	$0	$(2,532)

Total Borrowings	$0	$(1,112)	$(1,420)	$0	$(2,532)

Gross amount of recognized liabilities for reverse repurchase agreements					$(2,532)

(e)	Securities with an aggregate market value of $2,503 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)

The average amount of borrowing outstanding during the period ended June 30, 2017 was $(8,679) at a weighted average interest rate of 0.663%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(2)	Payable for short sales includes $1 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2017	91	$11,423	$(31)	$0	$(26)

Total Futures Contracts				$(31)	$0	$(26)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
							Asset	Liability
CDX.HY-27 5-Year Index	5.000%	12/20/2021	$8,415	$(522)	$(123)	$(645)	$0	$(18)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
							Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022	$3,000	$232	$(20)	$212	$7	$0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	12/21/2026	$	16,100	$(249)	$940	$691	$51	$0
Receive	3-Month USD-LIBOR	1.500	06/21/2024		2,500	(119)	18	(101)	0	(6)
Receive(5)	3-Month USD-LIBOR	2.500	12/20/2027		10,900	(308)	168	(140)	36	0
Receive	3-Month USD-LIBOR	1.750	06/21/2047		1,100	192	3	195	4	0
Receive(5)	3-Month USD-LIBOR	2.750	12/20/2047		2,800	(183)	85	(98)	14	0
Pay(5)	3-Month ZAR-JIBAR	8.000	09/20/2027	ZAR	21,000	(18)	9	(9)	0	(14)
Pay(5)	3-Month ZAR-JIBAR	8.250	09/20/2027		21,300	8	11	19	0	(14)
Pay	6-Month AUD-BBR-BBSW	2.750	06/17/2026	AUD	15,800	387	(446)	(59)	0	(131)
Pay	6-Month AUD-BBR-BBSW	3.000	03/21/2027		3,000	59	(26)	33	0	(27)
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	500	(3)	0	(3)	0	0
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	1,200	(18)	(2)	(20)	0	(2)
Receive	6-Month JPY-LIBOR	0.000	09/20/2026	JPY	490,000	106	(8)	98	8	0
Receive(5)	6-Month JPY-LIBOR	0.450	03/20/2029		2,316,000	(96)	(27)	(123)	60	0
Receive(5)	6-Month JPY-LIBOR	0.415	03/25/2029		50,000	0	(1)	(1)	1	0
Receive(5)	6-Month JPY-LIBOR	0.400	03/27/2029		90,000	0	(1)	(1)	2	0
Receive(5)	6-Month JPY-LIBOR	0.450	03/29/2029		90,000	(3)	(2)	(5)	2	0
Pay	28-Day MXN-TIIE	5.095	02/05/2021	MXN	25,500	(28)	(47)	(75)	0	(2)
Pay	28-Day MXN-TIIE	5.615	05/21/2021		76,000	(7)	(159)	(166)	0	(7)
Pay	28-Day MXN-TIIE	5.680	05/28/2021		14,900	0	(31)	(31)	0	(1)
Pay	28-Day MXN-TIIE	5.650	06/02/2021		10,300	0	(22)	(22)	0	(1)
Pay	28-Day MXN-TIIE	5.610	07/07/2021		2,000	(6)	1	(5)	0	0
Pay	28-Day MXN-TIIE	5.900	07/20/2021		22,200	2	(40)	(38)	0	(2)
Pay	28-Day MXN-TIIE	6.750	08/31/2021		4,300	(3)	3	0	0	0
Pay	28-Day MXN-TIIE	5.798	09/06/2021		18,800	(60)	23	(37)	0	(2)
Pay	28-Day MXN-TIIE	7.030	11/10/2021		5,900	(1)	4	3	0	(1)
Pay	28-Day MXN-TIIE	7.350	11/17/2021		1,200	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.388	11/17/2021		900	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021		1,200	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.538	02/23/2022		4,400	0	8	8	0	(1)
Pay	28-Day MXN-TIIE	5.850	05/02/2022		3,400	2	(10)	(8)	0	(1)
Pay	28-Day MXN-TIIE	5.795	06/02/2023		2,900	0	(9)	(9)	0	(1)
Pay	28-Day MXN-TIIE	6.350	09/01/2023		900	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	5.950	01/30/2026		3,000	(18)	5	(13)	0	(1)
Receive	28-Day MXN-TIIE	6.080	03/10/2026		12,400	(43)	(5)	(48)	0	(4)
Pay	28-Day MXN-TIIE	6.490	09/08/2026		3,800	2	(11)	(9)	0	(1)
Pay	28-Day MXN-TIIE	7.380	11/04/2026		200	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.865	02/02/2027		9,000	13	13	26	0	(3)
Pay	28-Day MXN-TIIE	8.010	02/04/2027		2,900	0	10	10	0	(1)
Pay	28-Day MXN-TIIE	7.818	02/17/2027		5,200	0	14	14	0	(2)

						$(392)	$471	$79	$178	$(225)

Total Swap Agreements						$(682)	$328	$(354)	$185	$(243)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$185	$185	$0	$(26)		$(243)	$(269)

(g)	Securities with an aggregate market value of $586 and cash of $1,619 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO Income Portfolio (Cont.)

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2017		$1,817	AUD	2,395	$24	$0
	08/2017	AUD	2,395		$1,816	0	(24)
	04/2018	DKK	9,739		1,451	0	(68)
BOA	07/2017		21,162		3,103	0	(148)
	07/2017	EUR	9,690		10,892	0	(176)
	07/2017		$782	EUR	695	12	0
	08/2017	TRY	274		$77	0	0
	08/2017		$1,246	TRY	4,545	30	0
BPS	07/2017		10,574	EUR	9,296	43	0
	07/2017		11,354	JPY	1,271,021	0	(53)
	08/2017	EUR	9,296		$10,590	0	(43)
	08/2017	JPY	1,271,021		11,367	53	0
	08/2017		$3,226	MXN	62,210	184	0
	08/2017		510	PEN	1,676	4	0
CBK	07/2017	AUD	2,133		$1,577	0	(62)
	07/2017	EUR	201		225	0	(5)
	07/2017	GBP	11,643		14,981	0	(184)
	07/2017		$788	GBP	608	4	0
	08/2017		185	MXN	3,325	0	(3)
	04/2018		28	DKK	185	1	0
FBF	07/2017	JPY	23,833		$217	5	0
GLM	07/2017	AUD	262		195	0	(7)
	07/2017	EUR	100		112	0	(3)
	07/2017	JPY	871,289		7,869	123	0
	08/2017	AUD	206		158	0	0
	08/2017	MXN	4,016		221	1	0
	08/2017		$128	MXN	2,331	0	0
	08/2017		479	TRY	1,817	31	0
	10/2017	DKK	60,903		$9,335	0	(66)
	10/2017		$1,056	RUB	61,912	0	(30)
NAB	10/2017	DKK	20,170		$3,110	0	(3)
NGF	08/2017		$138	TRY	527	10	0
RBC	07/2017		13,121	GBP	10,105	40	0
	08/2017	GBP	10,105		$13,133	0	(40)
SCX	07/2017	JPY	375,900		3,409	67	0
	07/2017		$117	DKK	810	8	0
	07/2017		1,189	GBP	930	22	0
	08/2017		242	TRY	910	13	0
TOR	10/2017		4,780	DKK	32,394	220	0
	04/2018	DKK	30,702		$4,585	0	(206)

Total Forward Foreign Currency Contracts						$895	$(1,121)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Call - OTC USD versus BRL	BRL	3.510	08/29/2017	$2,000	$(24)	$(16)

Total Written Options						$(24)	$(16)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
Notional Amount in $	$0	$2,000	$ 0	$0	$ 0	$2,000
Premiums	$0	$(24)	$ 0	$0	$ 0	$(24)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Colombia Government International Bond	1.000%	06/20/2022	1.359%	$100	$(2)	$0	$0	$(2)
	Mexico Government International Bond	1.000	06/20/2022	1.128	100	(2)	1	0	(1)
BPS	Brazil Government International Bond	1.000	06/20/2022	2.376	300	(19)	0	0	(19)
	Petrobras Global Finance BV	1.000	12/20/2021	3.009	100	(15)	7	0	(8)
BRC	Russia Government International Bond	1.000	12/20/2021	1.529	550	(15)	3	0	(12)
	Russia Government International Bond	1.000	06/20/2022	1.682	4,400	(154)	16	0	(138)
CBK	Russia Government International Bond	1.000	06/20/2022	1.682	260	(9)	1	0	(8)
GST	Brazil Government International Bond	1.000	06/20/2021	1.885	4,090	(451)	317	0	(134)
	Brazil Government International Bond	1.000	06/20/2022	2.376	200	(13)	1	0	(12)
	Petrobras Global Finance BV	1.000	06/20/2021	2.697	460	(86)	57	0	(29)
	Petrobras Global Finance BV	1.000	12/20/2021	3.009	600	(94)	45	0	(49)

						$(860)	$448	$0	$(412)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterpart y	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	11/17/2059	$11,700	$(255)	$(11)	$0	$(266)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	11,500	(594)	438	0	(156)

					$(849)	$427	$0	$(422)

Total Swap Agreements					$(1,709)	$875	$0	$(834)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(5)
AZD	$24	$0	$0	$24	$(92)	$0	$0	$(92)	$(68)	$0	$(68)
BOA	42	0	0	42	(324)	0	(3)	(327)	(285)	320	35
BPS	284	0	0	284	(96)	0	(27)	(123)	161	0	161
BRC	0	0	0	0	0	0	(150)	(150)	(150)	0	(150)
CBK	5	0	0	5	(254)	0	(8)	(262)	(257)	0	(257)
FBF	5	0	0	5	0	(16)	0	(16)	(11)	0	(11)
GLM	155	0	0	155	(106)	0	0	(106)	49	0	49
GST	0	0	0	0	0	0	(646)	(646)	(646)	566	(80)
NAB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
NGF	10	0	0	10	0	0	0	0	10	0	10
RBC	40	0	0	40	(40)	0	0	(40)	0	0	0
SCX	110	0	0	110	0	0	0	0	110	0	110
TOR	220	0	0	220	(206)	0	0	(206)	14	0	14

Total Over the Counter	$895	$0	$0	$895	$(1,121)	$(16)	$(834)	$(1,971)

(i)	Securities with an aggregate market value of $886 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments PIMCO Income Portfolio (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$7	$0	$0	$178	$185

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$895	$0	$895

	$0	$7	$0	$895	$178	$1,080

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	18	0	0	225	243

	$0	$18	$0	$0	$251	$269

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,121	$0	$1,121
Written Options	0	0	0	16	0	16
Swap Agreements	0	834	0	0	0	834

	$0	$834	$0	$1,137	$0	$1,971

	$0	$852	$0	$1,137	$251	$2,240

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$165	$165
Swap Agreements	0	(140)	0	0	763	623

	$0	$(140)	$0	$0	$928	$788

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$116	$0	$116
Swap Agreements	0	481	0	0	0	481

	$0	$481	$0	$116	$0	$597

	$0	$341	$0	$116	$928	$1,385

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	(125)	0	0	(521)	(646)

	$0	$(125)	$0	$0	$(496)	$(621)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,938)	$0	$(1,938)
Written Options	0	0	0	7	0	7
Swap Agreements	0	39	0	0	0	39

	$0	$39	$0	$(1,931)	$0	$(1,892)

	$0	$(86)	$0	$(1,931)	$(496)	$(2,513)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$9,888	$0	$9,888
Corporate Bonds & Notes
Banking & Finance	0	38,614	0	38,614
Industrials	0	18,264	1,918	20,182
Utilities	0	7,862	0	7,862
Municipal Bonds & Notes
Illinois	0	395	0	395
U.S. Government Agencies	0	24,005	0	24,005
U.S. Treasury Obligations	0	44,069	0	44,069
Non-Agency Mortgage-Backed Securities	0	22,168	0	22,168
Asset-Backed Securities	0	61,755	0	61,755
Sovereign Issues	0	1,726	0	1,726
Short-Term Instruments
Certificates of Deposit	0	1,311	0	1,311
Argentina Treasury Bills	0	938	0	938

	$0	$230,995	$1,918	$232,913

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,470	$0	$0	$8,470

Total Investments	$8,470	$230,995	$1,918	$241,383

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(185)	$0	$(185)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	185	0	185
Over the counter	0	895	0	895

	$0	$1,080	$0	$1,080

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(26)	(243)	0	(269)
Over the counter	0	(1,971)	0	(1,971)

	$(26)	$(2,214)	$0	$(2,240)

Total Financial Derivative Instruments	$(26)	$(1,134)	$0	$(1,160)

Totals	$8,444	$229,676	$1,918	$240,038

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Income Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	JUNE 30, 2017	23

Notes to Financial Statements (Cont.)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value

24	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2017	25

Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to its investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$14,956	$71,513	$(78,000)	$0	$1	$8,470	$13	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the

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Notes to Financial Statements (Cont.)

underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Portfolio at June 30, 2017 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary

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authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

(c) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received

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from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and

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Notes to Financial Statements (Cont.)

restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on

32	PIMCO VARIABLE INSURANCE TRUST

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corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels.

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Notes to Financial Statements (Cont.)

Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of

34	PIMCO VARIABLE INSURANCE TRUST

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different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

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Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M		Administrative Class	Advisor Class
0.25%	0.40%	0.40	%*	0.40%	0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M*	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

*	This particular share class has been registered with the SEC, but has not yet launched.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolio’s Supervisory and Administrative Fee, or reimburse the Portfolio, to the extent that the

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Portfolio’s organizational expenses and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percent of the Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at June 30, 2017, were as follows (amounts in thousands†):

Expiring within
12 months	13 - 24 months	25 - 36 months	Total
$0	$0	$77	$77

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolio under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Purchases	Sales
$0	$4,921

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$250,234	$240,555	$40,542	$17,628

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2017		Period From 04/29/2016 - 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	300	$3,000
Administrative Class	4,399	45,824	3,606	36,843
Advisor Class	51	547	17,115	171,695
Issued as reinvestment of distributions
Institutional Class	0	0	3	27
Administrative Class	40	416	57	586
Advisor Class	180	1,872	610	6,236
Cost of shares redeemed
Institutional Class	0	0	(300)	(3,100)
Administrative Class	(518)	(5,377)	(1,911)	(19,593)
Advisor Class	(901)	(9,377)	(1,176)	(12,127)
Net increase (decrease) resulting from Portfolio share transactions	3,251	$33,905	18,304	$183,567

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2016, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 92% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

Short-Term	Long-Term
$151	$156

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$232,699	$8,954	$(270)	$8,684

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2017	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	CBK	Citibank N.A.	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.
BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	TOR	Toronto Dominion Bank

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	JPY	Japanese Yen	TRY	Turkish New Lira
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT20SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Low Duration Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Low Duration Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in

“pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed

4	PIMCO VARIABLE INSURANCE TRUST

securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Low Duration Portfolio	02/16/99	04/10/00	02/16/99	03/31/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO Low Duration Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown

as of 06/30/2017†§

Corporate Bonds & Notes	32.8%
Short-Term Instruments‡	27.9%
U.S. Government Agencies	22.2%
Asset-Backed Securities	7.1%
Sovereign Issues	4.1%
U.S. Treasury Obligations	3.5%
Non-Agency Mortgage Backed Securities	2.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Low Duration Portfolio Institutional Class	0.71%	1.23%	1.31%	3.47%	3.89%
PIMCO Low Duration Portfolio Administrative Class	0.64%	1.08%	1.16%	3.32%	3.72%
PIMCO Low Duration Portfolio Advisor Class	0.59%	0.98%	1.06%	3.22%	3.33%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.44%	(0.11)%	0.63%	1.95%	2.98%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 02/16/1999.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.50% for Institutional Class shares, 0.65% for Administrative Class shares, and 0.75% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies contributed to relative performance, particularly the portfolio’s underweight exposure to the front end of the U.S. yield curve, as rates rose.

»	Overweight exposure to investment grade corporate spread duration contributed to relative performance, as spreads tightened.

»	Positions in non-agency mortgage-backed securities (MBS) contributed to relative performance, as total returns in these securities were positive.

»

Short positions against a basket of Asian emerging market currencies, and particularly the exposure to the Taiwanese dollar, detracted from relative performance, as these currencies appreciated against the U.S. dollar.

»	Positions in U.S. Treasury Inflation-Protected Securities (TIPS) detracted from relative performance, as breakeven inflation rates fell.

»	Short exposure to the French OAT-German Bund spread detracted from relative performance, as the spread tightened.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Low Duration Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,007.10	$2.49	$1,000.00	$1,022.32	$2.51	0.50%
Administrative Class	1,000.00	1,006.40	3.23	1,000.00	1,021.57	3.26	0.65
Advisor Class	1,000.00	1,005.90	3.73	1,000.00	1,021.08	3.76	0.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO Low Duration Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$10.24	$0.08	$(0.01)	$0.07	$(0.08)	$0.00	$0.00	$(0.08)
12/31/2016	10.25	0.16	0.00	0.16	(0.09)	0.00	(0.08)	(0.17)
12/31/2015	10.58	0.15	(0.10)	0.05	(0.38)	0.00	0.00	(0.38)
12/31/2014	10.61	0.10	0.01	0.11	(0.14)	0.00	0.00	(0.14)
12/31/2013	10.78	0.10	(0.10)	0.00	(0.17)	0.00	0.00	(0.17)
12/31/2012	10.38	0.15	0.47	0.62	(0.22)	0.00	0.00	(0.22)
Administrative Class
01/01/2017 - 06/30/2017+	10.24	0.07	0.00	0.07	(0.08)	0.00	0.00	(0.08)
12/31/2016	10.25	0.14	0.00	0.14	(0.07)	0.00	(0.08)	(0.15)
12/31/2015	10.58	0.14	(0.11)	0.03	(0.36)	0.00	0.00	(0.36)
12/31/2014	10.61	0.10	(0.01)	0.09	(0.12)	0.00	0.00	(0.12)
12/31/2013	10.78	0.08	(0.09)	(0.01)	(0.16)	0.00	0.00	(0.16)
12/31/2012	10.38	0.14	0.46	0.60	(0.20)	0.00	0.00	(0.20)
Advisor Class
01/01/2017 - 06/30/2017+	10.24	0.07	(0.01)	0.06	(0.07)	0.00	0.00	(0.07)
12/31/2016	10.25	0.13	0.00	0.13	(0.06)	0.00	(0.08)	(0.14)
12/31/2015	10.58	0.13	(0.11)	0.02	(0.35)	0.00	0.00	(0.35)
12/31/2014	10.61	0.09	(0.01)	0.08	(0.11)	0.00	0.00	(0.11)
12/31/2013	10.78	0.07	(0.10)	(0.03)	(0.14)	0.00	0.00	(0.14)
12/31/2012	10.38	0.13	0.46	0.59	(0.19)	0.00	0.00	(0.19)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income		Portfolio Turnover Rate

$10.23	0.71%	$15,248	0.50	%*	0.50	%*	0.50	%*	0.50	%*	1.55	%*	274%
10.24	1.56	8,710	0.50		0.50		0.50		0.50		1.59		391
10.25	0.47	8,291	0.51		0.51		0.50		0.50		1.39		181
10.58	1.00	13,590	0.50		0.50		0.50		0.50		0.96		208
10.61	0.01	58,621	0.50		0.50		0.50		0.50		0.95		316
10.78	6.01	54,192	0.50		0.50		0.50		0.50		1.45		647

10.23	0.64	1,276,293	0.65	*	0.65	*	0.65	*	0.65	*	1.40	*	274
10.24	1.41	1,248,263	0.65		0.65		0.65		0.65		1.40		391
10.25	0.31	1,323,009	0.66		0.66		0.65		0.65		1.32		181
10.58	0.85	1,481,605	0.65		0.65		0.65		0.65		0.90		208
10.61	(0.14)	1,510,077	0.65		0.65		0.65		0.65		0.79		316
10.78	5.85	1,527,088	0.65		0.65		0.65		0.65		1.29		647

10.23	0.59	752,473	0.75	*	0.75	*	0.75	*	0.75	*	1.30	*	274
10.24	1.30	717,542	0.75		0.75		0.75		0.75		1.31		391
10.25	0.21	677,728	0.76		0.76		0.75		0.75		1.25		181
10.58	0.75	647,468	0.75		0.75		0.75		0.75		0.80		208
10.61	(0.23)	617,374	0.75		0.75		0.75		0.75		0.69		316
10.78	5.75	532,901	0.75		0.75		0.75		0.75		1.18		647

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities	$2,423,392
Investments in Affiliates	158,975
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,737
Over the counter	6,764
Cash	4,284
Deposits with counterparty	5,920
Foreign currency, at value	1,855
Receivable for investments sold	1,793
Receivable for TBA investments sold	568,105
Receivable for Portfolio shares sold	5,436
Interest and/or dividends receivable	5,828
Dividends receivable from Affiliates	161
Total Assets	3,184,250

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$4,030
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,467
Over the counter	26,256
Payable for investments purchased	27,369
Payable for investments in Affiliates purchased	161
Payable for TBA investments purchased	1,076,773
Deposits from counterparty	1,226
Payable for Portfolio shares redeemed	1,711
Accrued investment advisory fees	447
Accrued supervisory and administrative fees	447
Accrued distribution fees	165
Accrued servicing fees	167
Other liabilities	17
Total Liabilities	1,140,236

Net Assets	$2,044,014

Net Assets Consist of:
Paid in capital	$2,099,107
(Overdistributed) net investment income	(4,268)
Accumulated undistributed net realized (loss)	(53,065)
Net unrealized appreciation	2,240

Net Assets	$2,044,014

Net Assets:
Institutional Class	$15,248
Administrative Class	1,276,293
Advisor Class	752,473

Shares Issued and Outstanding:
Institutional Class	1,490
Administrative Class	124,703
Advisor Class	73,522

Net Asset Value Per Share Outstanding:
Institutional Class	$10.23
Administrative Class	10.23
Advisor Class	10.23

Cost of investments in securities	$2,401,428
Cost of investments in Affiliates	$158,925
Cost of foreign currency held	$1,819
Proceeds received on short sales	$4,051
Cost or premiums of financial derivative instruments, net	$(275)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest, net of foreign taxes*	$17,977
Dividends from Investments in Affiliates	2,064
Total Income	20,041

Expenses:
Investment advisory fees	2,445
Supervisory and administrative fees	2,444
Servicing fees - Administrative Class	911
Distribution and/or servicing fees - Advisor Class	914
Trustee fees	27
Interest expense	24
Miscellaneous expense	6
Total Expenses	6,771

Net Investment Income (Loss)	13,270

Net Realized Gain (Loss):
Investments in securities	(3,342)
Investments in Affiliates	28
Exchange-traded or centrally cleared financial derivative instruments	3,223
Over the counter financial derivative instruments	(1,707)
Foreign currency	1,302

Net Realized (Loss)	(496)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	35,513
Investments in Affiliates	66
Exchange-traded or centrally cleared financial derivative instruments	(4,721)
Over the counter financial derivative instruments	(30,966)
Foreign currency assets and liabilities	(87)

Net Change in Unrealized (Depreciation)	(195)

Net Increase in Net Assets Resulting from Operations	$12,579

* Foreign tax withholdings	$6

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$13,270	$27,047
Net realized (loss)	(496)	(20,830)
Net change in unrealized appreciation (depreciation)	(195)	19,752

Net Increase in Net Assets Resulting from Operations	12,579	25,969

Distributions to Shareholders:
From net investment income
Institutional Class	(79)	(75)
Administrative Class	(8,928)	(9,587)
Advisor Class	(5,041)	(4,536)
Tax basis return of capital
Institutional Class	0	(62)
Administrative Class	0	(9,447)
Advisor Class	0	(5,132)

Total Distributions(a)	(14,048)	(28,839)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	70,968	(31,643)

Total Increase (Decrease) in Net Assets	69,499	(34,513)

Net Assets:
Beginning of period	1,974,515	2,009,028
End of period*	$2,044,014	$1,974,515

* Including undistributed (overdistributed) net investment income of:	$(4,268)	$(3,490)

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.5%

CORPORATE BONDS & NOTES 41.4%

BANKING & FINANCE 34.4%
ABN AMRO Bank NV
1.800% due 06/04/2018		$4,300	$4,301
Ally Financial, Inc.
6.250% due 12/01/2017		2,000	2,037
American Tower Corp.
2.800% due 06/01/2020		9,900	10,041
AvalonBay Communities, Inc.
3.625% due 10/01/2020		3,000	3,111
Bank of America Corp.
2.006% due 09/15/2026		900	837
5.650% due 05/01/2018		8,000	8,253
6.875% due 11/15/2018		2,700	2,875
Bank of Nova Scotia
1.875% due 04/26/2021		3,900	3,864
Barclays PLC
3.295% due 08/10/2021		4,900	5,142
BB&T Corp.
1.873% due 01/15/2020		5,100	5,148
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,500	1,517
Black Diamond CLO Ltd.
1.000% due 02/06/2026 (b)		5,100	5,099
BRFkredit A/S
1.000% due 01/01/2018	DKK	17,400	2,693
1.000% due 04/01/2018		77,700	12,071
CIT Group, Inc.
3.875% due 02/19/2019		$600	616
Citigroup, Inc.
1.800% due 02/05/2018		2,500	2,502
1.860% due 04/27/2018		18,200	18,267
2.052% due 07/30/2018		12,000	12,081
2.676% due 03/30/2021		4,300	4,399
Citizens Bank N.A.
2.300% due 12/03/2018		2,300	2,309
2.500% due 03/14/2019		2,500	2,519
Commonwealth Bank of Australia
1.750% due 11/02/2018		1,800	1,802
Credit Suisse Group Funding Guernsey Ltd.
3.448% due 04/16/2021		5,800	6,088
Deutsche Bank AG
3.095% due 05/10/2019		6,400	6,520
4.250% due 10/14/2021		2,000	2,096
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	4,477
Ford Motor Credit Co. LLC
2.104% due 11/04/2019		$6,000	6,032
2.146% due 06/15/2018		6,000	6,030
2.375% due 01/16/2018		5,224	5,241
2.735% due 01/08/2019		5,600	5,679
5.750% due 02/01/2021		600	661
General Motors Financial Co., Inc.
2.085% due 04/13/2020		3,800	3,821
2.515% due 04/10/2018		4,600	4,634
2.718% due 01/15/2020		3,900	3,975
3.000% due 09/25/2017		5,000	5,015
3.200% due 07/13/2020		7,000	7,137
3.218% due 01/15/2019		5,500	5,609
4.750% due 08/15/2017		2,000	2,007
Goldman Sachs Group, Inc.
2.023% due 12/27/2020		9,600	9,620
2.313% due 04/23/2020		5,684	5,781
2.446% due 09/15/2020		4,500	4,579
2.516% due 04/23/2021		1,300	1,325
6.000% due 06/15/2020		2,000	2,208
7.500% due 02/15/2019		700	760
HSBC Bank PLC
1.822% due 05/15/2018		500	502
HSBC USA, Inc.
1.792% due 11/13/2019		12,900	12,920
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		7,000	6,987

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ING Bank NV
2.050% due 08/17/2018		$4,000	$4,008
International Lease Finance Corp.
5.875% due 04/01/2019		1,500	1,594
6.250% due 05/15/2019		2,250	2,414
JPMorgan Chase & Co.
1.712% due 03/01/2018		3,000	3,008
2.377% due 10/29/2020		5,800	5,927
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		1,000	1,010
LeasePlan Corp. NV
2.500% due 05/16/2018		900	903
3.000% due 10/23/2017		1,200	1,204
Macquarie Bank Ltd.
2.292% due 07/29/2020		8,900	9,024
Mitsubishi UFJ Financial Group, Inc.
3.082% due 03/01/2021		1,300	1,358
Morgan Stanley
2.545% due 02/01/2019		5,600	5,686
MUFG Americas Holdings Corp.
1.750% due 02/09/2018		3,500	3,501
Nordea Hypotek AB
2.250% due 06/19/2019	SEK	142,800	17,750
Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2018	DKK	125,542	19,504
2.000% due 10/01/2017		58,300	9,006
Nykredit Realkredit A/S
1.000% due 01/01/2018		167,100	25,893
1.000% due 04/01/2018		319,800	49,723
1.000% due 07/01/2018		183,700	28,634
2.000% due 07/01/2017		54,200	8,332
2.000% due 10/01/2017		44,500	6,874
2.000% due 07/01/2018		15,100	2,365
Pacific Life Global Funding
3.995% due 06/02/2018		$3,500	3,447
Piper Jaffray Cos.
5.060% due 10/09/2018		1,500	1,522
Realkredit Danmark A/S
1.000% due 01/01/2018	DKK	199,600	30,903
1.000% due 04/01/2018		474,200	73,722
2.000% due 01/01/2018		118,400	18,407
2.000% due 04/01/2018		135,800	21,239
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	2,735	3,283
Santander Holdings USA, Inc.
2.642% due 11/24/2017		$3,200	3,213
2.700% due 05/24/2019		3,400	3,427
Skandinaviska Enskilda Banken AB
3.000% due 06/19/2019	SEK	89,000	11,209
Springleaf Finance Corp.
6.500% due 09/15/2017		$4,900	4,946
Stadshypotek AB
2.500% due 09/18/2019	SEK	124,000	15,555
Sumitomo Mitsui Banking Corp.
1.738% due 01/16/2018		$12,300	12,330
Sveriges Sakerstallda Obligationer AB
4.000% due 09/18/2019	SEK	54,000	6,999
Swedbank Hypotek AB
3.750% due 06/19/2019		53,000	6,773
Synchrony Financial
2.402% due 02/03/2020		$5,600	5,644
2.580% due 11/09/2017		5,800	5,819
UBS AG
1.375% due 08/14/2017		3,000	3,000
1.539% due 12/07/2018		6,400	6,404
UBS Group Funding Switzerland AG
2.938% due 04/14/2021		9,900	10,257
Unibail-Rodamco SE
1.928% due 04/16/2019		9,800	9,772
WEA Finance LLC
1.750% due 09/15/2017		1,000	1,000
Wells Fargo & Co.
2.033% due 07/22/2020		2,000	2,031

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.558% due 03/04/2021	$4,000	$4,117

		703,925

INDUSTRIALS 5.0%
Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020	4,300	4,345
Aetna, Inc.
1.869% due 12/08/2017	3,900	3,909
Allergan Funding SCS
2.308% due 03/12/2018	1,700	1,709
Anheuser-Busch InBev Worldwide, Inc.
6.500% due 07/15/2018	300	315
Becton Dickinson and Co.
2.675% due 12/15/2019	784	794
Boston Scientific Corp.
2.850% due 05/15/2020	2,800	2,841
Canadian Natural Resources Ltd.
1.750% due 01/15/2018	1,000	1,000
Cardinal Health, Inc.
1.950% due 06/15/2018	1,000	1,003
Charter Communications Operating LLC
3.579% due 07/23/2020	3,700	3,826
4.464% due 07/23/2022	600	640
Cox Communications, Inc.
9.375% due 01/15/2019	400	441
D.R. Horton, Inc.
3.750% due 03/01/2019	1,900	1,944
Daimler Finance North America LLC
1.630% due 03/02/2018	2,700	2,704
2.000% due 08/03/2018	6,000	6,016
2.375% due 08/01/2018	900	906
Dell International LLC
3.480% due 06/01/2019	2,700	2,764
DISH DBS Corp.
4.625% due 07/15/2017	4,700	4,706
Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019	2,300	2,317
Energy Transfer LP
6.700% due 07/01/2018	2,800	2,926
Georgia-Pacific LLC
5.400% due 11/01/2020	6,800	7,442
Humana, Inc.
7.200% due 06/15/2018	1,200	1,261
Imperial Brands Finance PLC
2.050% due 02/11/2018	1,250	1,252
Kinder Morgan, Inc.
2.000% due 12/01/2017	1,500	1,501
7.250% due 06/01/2018	400	419
KLA-Tencor Corp.
2.375% due 11/01/2017	500	501
Kraft Heinz Foods Co.
2.000% due 07/02/2018	1,000	1,003
Local Initiatives Support Corp.
3.005% due 03/01/2022	1,300	1,300
MGM Resorts International
8.625% due 02/01/2019	1,000	1,105
Newell Brands, Inc.
2.600% due 03/29/2019	245	247
Nissan Motor Acceptance Corp.
1.800% due 03/15/2018	200	200
1.950% due 09/12/2017	400	400
2.350% due 03/04/2019	200	201
Oracle Corp.
1.900% due 09/15/2021	9,900	9,818
Pioneer Natural Resources Co.
6.875% due 05/01/2018	300	312
QUALCOMM, Inc.
3.000% due 05/20/2022	4,600	4,720
Reynolds American, Inc.
2.300% due 06/12/2018	1,000	1,005
Time Warner Cable LLC
6.750% due 07/01/2018	1,900	1,988

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.750% due 02/14/2019	$1,100	$1,210
UnitedHealth Group, Inc.
1.400% due 12/15/2017	1,000	1,000
1.450% due 07/17/2017	1,800	1,800
1.900% due 07/16/2018	1,500	1,506
Volkswagen Group of America Finance LLC
1.612% due 11/20/2017	7,500	7,506
1.642% due 05/22/2018	1,900	1,902
2.450% due 11/20/2019	4,200	4,226
Walgreens Boots Alliance, Inc.
1.750% due 11/17/2017	1,700	1,701
WestRock RKT Co.
4.450% due 03/01/2019	400	415
Whirlpool Corp.
1.650% due 11/01/2017	1,100	1,100

		102,147

UTILITIES 2.0%
AES Corp.
4.202% due 06/01/2019	196	196
AT&T, Inc.
2.023% due 07/15/2021	5,100	5,156
2.226% due 06/30/2020	7,300	7,399
3.000% due 06/30/2022	500	501
Consumers Energy Co.
6.700% due 09/15/2019	200	220
DTE Energy Co.
2.400% due 12/01/2019	3,700	3,719
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,500	1,531
Plains All American Pipeline LP
8.750% due 05/01/2019	700	779
Verizon Communications, Inc.
2.946% due 03/15/2022	4,759	4,797
2.992% due 09/14/2018	15,300	15,580

		39,878

Total Corporate Bonds & Notes (Cost $823,353)		845,950

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
2.248% due 04/01/2040	272	273

Total Municipal Bonds & Notes (Cost $278)		273

U.S. GOVERNMENT AGENCIES 28.0%
Fannie Mae
1.000% due 01/25/2043	254	235
1.276% due 12/25/2036 - 07/25/2037	360	354
1.566% due 09/25/2042 - 03/25/2044	320	318
1.716% due 12/25/2022	25	25
1.892% due 07/01/2042 - 06/01/2043	243	247
1.942% due 09/01/2041	165	167
2.016% due 04/25/2023	34	34
2.066% due 02/25/2023	1	1
2.092% due 09/01/2040	1	1
2.109% due 06/17/2027	24	25
2.116% due 05/25/2022	2	2
2.572% due 11/01/2035	37	38
2.803% due 09/01/2035	201	214
3.160% due 07/01/2035	40	42
3.240% due 05/01/2038	3,508	3,712
4.000% due 11/01/2044 - 08/01/2045	134	141
4.295% due 12/01/2036	11	12
4.500% due 03/01/2018 - 08/01/2046	12,843	13,708

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.748% due 09/01/2034	$6	$6
5.000% due 05/01/2027 - 04/25/2033	178	194
5.500% due 12/01/2027 - 12/01/2028	568	629
5.542% due 12/25/2042	7	7
6.000% due 08/01/2017 - 01/01/2039	2,130	2,426
6.500% due 04/01/2036	93	102
Fannie Mae, TBA
3.000% due 07/01/2047 - 08/01/2047	121,000	120,700
3.500% due 07/01/2047 - 09/01/2047	149,000	152,776
4.000% due 08/01/2047	132,400	138,924
4.500% due 08/01/2047	92,000	98,562
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	916	919
Federal Housing Administration
7.430% due 10/01/2020	1	1
Freddie Mac
1.256% due 12/25/2036	389	388
1.394% due 12/15/2042	11,432	11,423
1.476% due 08/25/2031	111	109
1.892% due 02/25/2045	218	218
2.000% due 11/15/2026	6,067	6,084
3.021% due 09/01/2035	261	277
3.223% due 07/01/2035	54	57
5.000% due 05/01/2024 - 12/01/2041	485	532
5.500% due 12/01/2022 - 08/15/2030	1	1
6.500% due 07/25/2043	48	56
7.826% due 08/15/2044	4,285	4,860
Ginnie Mae
1.453% due 06/20/2065	3,627	3,617
1.513% due 10/20/2065	10,238	10,234
1.630% due 02/20/2041	261	262
6.000% due 09/15/2017	4	4

Total U.S. Government Agencies (Cost $573,994)		572,644

U.S. TREASURY OBLIGATIONS 4.4%
U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2020 (i)(k)	24,748	24,792
0.125% due 04/15/2021 (i)(k)	46,222	46,165
0.125% due 04/15/2022 (k)	11,865	11,812
0.750% due 02/15/2042 (k)	1,948	1,857
1.375% due 02/15/2044 (k)	5,246	5,715

Total U.S. Treasury Obligations (Cost $92,065)		90,341

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%
Adjustable Rate Mortgage Trust
3.598% due 09/25/2035	644	604
American Home Mortgage Investment Trust
3.277% due 10/25/2034	100	101
3.415% due 02/25/2045	104	106
Banc of America Funding Trust
1.496% due 07/25/2037	876	818
3.559% due 01/20/2047 ^	320	302
Banc of America Mortgage Trust
3.329% due 08/25/2034	1,286	1,275
3.713% due 07/25/2034	413	422
3.893% due 05/25/2033	220	224
6.500% due 10/25/2031	6	6
BCAP LLC Trust
1.237% due 01/26/2036	5,499	5,368
Bear Stearns Adjustable Rate Mortgage Trust
2.820% due 08/25/2035	699	697
3.081% due 04/25/2033	3	3
3.452% due 01/25/2035	2,486	2,461
3.565% due 01/25/2034	15	15
3.630% due 02/25/2033	1	1
3.636% due 03/25/2035	849	860

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.653% due 01/25/2035		$103	$102
3.679% due 07/25/2034		216	211
Bear Stearns ALT-A Trust
1.376% due 02/25/2034		342	319
Bear Stearns Structured Products, Inc. Trust
3.063% due 12/26/2046		448	388
3.421% due 01/26/2036		761	694
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.496% due 01/25/2035		61	56
Citigroup Commercial Mortgage Trust
6.385% due 12/10/2049		537	537
Citigroup Global Markets Mortgage Securities, Inc.
7.000% due 12/25/2018		3	3
Citigroup Mortgage Loan Trust, Inc.
3.176% due 08/25/2035 ^		419	305
3.430% due 05/25/2035		100	100
Countrywide Alternative Loan Trust
1.396% due 05/25/2047		383	360
6.000% due 10/25/2033		10	11
Countrywide Home Loan Mortgage Pass-Through Trust
3.123% due 11/25/2034		424	420
3.136% due 11/20/2034		824	831
3.306% due 02/20/2036 ^		363	325
3.348% due 02/20/2035		485	490
Credit Suisse First Boston Mortgage Securities Corp.
1.590% due 03/25/2032		1	1
Credit Suisse Mortgage Capital Certificates
3.200% due 09/26/2047		323	325
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
3.366% due 06/26/2035		68	69
Eurosail PLC
0.000% due 12/10/2044	EUR	120	136
0.990% due 09/13/2045	GBP	523	679
1.240% due 06/13/2045		9,300	12,113
First Horizon Alternative Mortgage Securities Trust
3.003% due 09/25/2034		$822	807
First Horizon Mortgage Pass-Through Trust
3.125% due 02/25/2035		1,517	1,517
3.142% due 08/25/2035		177	154
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		1,237	1,236
GMAC Mortgage Corp. Loan Trust
3.573% due 11/19/2035		137	132
Great Hall Mortgages PLC
1.397% due 06/18/2039		1,729	1,677
GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		5,000	5,219
GS Mortgage Securities Trust
2.412% due 11/10/2045 (a)		2,534	199
GSR Mortgage Loan Trust
3.109% due 09/25/2035		458	466
3.358% due 09/25/2034		113	114
HarborView Mortgage Loan Trust
1.649% due 05/19/2035		96	90
3.575% due 07/19/2035		456	407
Impac CMB Trust
2.216% due 07/25/2033		117	114
JPMorgan Chase Commercial Mortgage Securities Trust
1.974% due 10/15/2045 (a)		17,085	1,238
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		20	17
Juno Eclipse Ltd.
0.000% due 11/20/2022	EUR	763	858
Merrill Lynch Mortgage Investors Trust
1.466% due 11/25/2035		$121	114
1.876% due 09/25/2029		750	748
2.051% due 10/25/2035		77	73
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.496% due 12/25/2035		535	500
PHHMC Trust
5.581% due 07/18/2035		453	455

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prime Mortgage Trust
1.616% due 02/25/2034		$6	$6
Residential Funding Mortgage Securities, Inc. Trust
3.526% due 09/25/2035 ^		772	646
RFTI Issuer Ltd.
2.909% due 08/15/2030		6,090	6,088
Structured Adjustable Rate Mortgage Loan Trust
2.132% due 01/25/2035		235	212
3.336% due 08/25/2035		192	191
3.350% due 08/25/2034		294	293
3.396% due 02/25/2034		232	234
Structured Asset Mortgage Investments Trust
1.496% due 02/25/2036 ^		140	129
1.869% due 09/19/2032		3	2
WaMu Mortgage Pass-Through Certificates Trust
1.462% due 01/25/2047		271	255
1.486% due 12/25/2045		119	116
1.896% due 01/25/2045		714	704
1.932% due 11/25/2042		45	42
2.132% due 06/25/2042		23	22
2.132% due 08/25/2042		99	96
Wells Fargo Commercial Mortgage Trust
2.154% due 10/15/2045 (a)		3,933	299
Wells Fargo Mortgage-Backed Securities Trust
3.026% due 12/25/2034		229	231
3.098% due 01/25/2035		269	275
3.107% due 03/25/2036		237	239
3.149% due 03/25/2035		166	168
3.193% due 09/25/2034		3,835	3,924

Total Non-Agency Mortgage-Backed Securities (Cost $64,031)			62,045

ASSET-BACKED SECURITIES 9.0%
ACE Securities Corp. Home Equity Loan Trust
1.276% due 10/25/2036		108	77
2.116% due 12/25/2034		1,498	1,433
Ally Auto Receivables Trust
1.490% due 11/15/2019		6,500	6,499
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.716% due 09/25/2035		7,100	6,996
Amortizing Residential Collateral Trust
1.796% due 07/25/2032		13	12
Asset-Backed Funding Certificates Trust
1.891% due 06/25/2035		7,157	7,160
Asset-Backed Securities Corp. Home Equity Loan Trust
2.809% due 03/15/2032		95	94
AVANT Loans Funding Trust
2.960% due 09/16/2019		518	518
3.920% due 08/15/2019		165	165
Babson CLO Ltd.
2.308% due 10/17/2026		4,000	4,005
Bear Stearns Asset-Backed Securities Trust
2.216% due 10/25/2037		1,683	1,691
Cadogan Square CLO BV
0.000% due 01/17/2023	EUR	373	426
Capital Auto Receivables Asset Trust
1.912% due 11/20/2018		$900	900
Cavalry CLO Ltd.
2.528% due 01/16/2024		1,791	1,793
CIFC Funding Ltd.
2.173% due 10/24/2025		4,000	4,013
2.568% due 12/05/2024		3,749	3,758
Citigroup Mortgage Loan Trust, Inc.
1.936% due 09/25/2035 ^		3,506	3,511
Countrywide Asset-Backed Certificates
1.696% due 12/25/2031 ^		27	22
1.916% due 12/25/2033		1,507	1,460
2.016% due 03/25/2033		958	940
Credit Suisse First Boston Mortgage Securities Corp.
1.836% due 01/25/2032		7	6
Educational Services of America, Inc.
2.366% due 09/25/2040		1,222	1,216

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Equity One Mortgage Pass-Through Trust
1.776% due 11/25/2032		$2	$2
First Franklin Mortgage Loan Trust
1.936% due 05/25/2035		209	209
Ford Credit Auto Lease Trust
1.299% due 11/15/2019		3,900	3,903
1.560% due 11/15/2019		2,600	2,601
Fortress Credit Investments Ltd.
2.408% due 07/17/2023		1,793	1,792
GE-WMC Mortgage Securities Trust
1.256% due 08/25/2036		10	6
GM Financial Automobile Leasing Trust
1.510% due 03/16/2020		5,600	5,599
1.712% due 10/22/2018		7,898	7,910
GSAMP Trust
1.606% due 01/25/2036		1,067	1,032
ICG U.S. CLO Ltd.
2.348% due 10/15/2026		3,700	3,700
JMP Credit Advisors CLO Ltd.
2.398% due 10/17/2025		4,900	4,911
JPMorgan Mortgage Acquisition Corp.
1.396% due 02/25/2036		501	498
1.446% due 05/25/2035		5,896	5,874
LCM LP
2.418% due 10/19/2022		2,209	2,215
Lime Street CLO Ltd.
1.514% due 06/20/2021		3,464	3,453
Madison Park Funding Ltd.
1.420% due 02/26/2021		842	843
Malin CLO BV
0.000% due 05/07/2023	EUR	3,859	4,397
Massachusetts Educational Financing Authority
2.106% due 04/25/2038		$383	382
Motor PLC
1.816% due 06/25/2022		2,258	2,260
Navient Private Education Loan Trust
2.359% due 12/15/2028		2,074	2,104
NYMT Residential
4.000% due 03/25/2021		1,465	1,458
Octagon Investment Partners Ltd.
2.105% due 10/25/2025		6,200	6,202
2.258% due 04/15/2026		4,000	3,996
OZLM Funding Ltd.
2.288% due 01/17/2026		4,900	4,909
Panhandle-Plains Higher Education Authority, Inc.
2.278% due 10/01/2035		1,034	1,032
Panther CDO BV
0.027% due 03/20/2084	EUR	737	840
Prestige Auto Receivables Trust
1.460% due 07/15/2020		$5,255	5,243
RAAC Trust
1.696% due 03/25/2037		402	401
Renaissance Home Equity Loan Trust
1.716% due 12/25/2033		3,098	3,053
Residential Asset Securities Corp. Trust
1.536% due 01/25/2036		441	442
2.101% due 01/25/2034		3,561	3,477
Santander Drive Auto Receivables Trust
1.490% due 02/18/2020		4,900	4,897
SLC Student Loan Trust
1.346% due 09/15/2026		3,857	3,849
SLM Private Credit Student Loan Trust
1.436% due 12/15/2023		168	167
SLM Student Loan Trust
1.246% due 10/25/2024		2,745	2,741
2.656% due 04/25/2023		399	408
SoFi Consumer Loan Program LLC
3.050% due 12/26/2025		4,297	4,339
South Carolina Student Loan Corp.
1.952% due 03/02/2020		432	433
Specialty Underwriting & Residential Finance Trust
1.606% due 12/25/2036		4,800	4,693

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
1.921% due 03/25/2034		$561	$545
2.191% due 10/25/2033		444	443
Telos CLO Ltd.
2.808% due 04/17/2025		5,369	5,385
Tralee CLO Ltd.
2.606% due 07/20/2026		5,000	5,023
VOLT LLC
3.375% due 04/25/2047		2,867	2,872
4.375% due 11/27/2045		2,047	2,059
Voya CLO Ltd.
2.458% due 10/15/2022		2,131	2,129
2.478% due 10/15/2022		2,646	2,649
Wells Fargo Home Equity Asset-Backed Securities Trust
1.476% due 05/25/2036		1,100	1,077
Westlake Automobile Receivables Trust
1.780% due 04/15/2020		4,400	4,403
WhiteHorse Ltd.
2.370% due 02/03/2025		4,086	4,089

Total Asset-Backed Securities (Cost $178,216)			183,640

SOVEREIGN ISSUES 5.2%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	2,700	3,203
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2018 (e)	BRL	125,100	36,187
0.000% due 04/01/2018 (e)		157,900	44,772
0.000% due 07/01/2018 (e)		31,800	8,832
Province of Ontario
1.100% due 10/25/2017		$13,600	13,589

Total Sovereign Issues (Cost $108,814)			106,583

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (c)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 27.5%

CERTIFICATES OF DEPOSIT 1.2%
Barclays Bank PLC
1.710% due 03/16/2018		$15,300	15,298
1.973% due 12/06/2017		9,900	9,922

			25,220

COMMERCIAL PAPER 18.1%
AutoNation, Inc.
1.700% due 07/07/2017		4,100	4,099
BAT International Finance PLC
1.410% due 07/05/2017		3,500	3,499
1.450% due 07/25/2017		7,300	7,293
1.450% due 07/27/2017		12,300	12,286
1.470% due 08/02/2017		6,600	6,591
Bell Canada
1.350% due 07/18/2017		11,300	11,292
Berkshire Hathaway Energy Co.
1.320% due 07/26/2017		12,300	12,287
Boston Scientific Corp.
1.650% due 07/18/2017		12,200	12,191
1.800% due 09/25/2017		10,500	10,461
Caisse d’Amortissement de la Dette Sociale
1.360% due 10/02/2017		12,200	12,160
CRH America Finance, Inc.
1.390% due 07/21/2017		7,400	7,394

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Telekom AG
1.300% due 07/05/2017	$11,000	$10,998
1.350% due 07/24/2017	13,200	13,187
ENI Finance USA, Inc.
1.400% due 07/12/2017	11,300	11,295
1.500% due 07/17/2017	11,000	10,993
1.980% due 05/07/2018	7,900	7,780
Entergy Corp.
1.440% due 07/14/2017	2,800	2,798
1.440% due 07/19/2017	5,800	5,795
Enterprise Products Operating LLC
1.370% due 07/12/2017	3,200	3,198
Exelon Generation Co. LLC
1.500% due 07/17/2017	12,200	12,192
Glencore Funding LLC
1.380% due 07/25/2017	6,700	6,692
1.380% due 07/27/2017	10,000	9,987
1.400% due 07/28/2017	12,300	12,284
Hewlett Packard Enterprise Co.
1.400% due 07/27/2017	11,900	11,890
HP, Inc.
1.480% due 07/25/2017	12,200	12,191
1.480% due 07/26/2017	12,300	12,290
Marriott International
1.500% due 07/24/2017	5,100	5,095
Mondelez International, Inc.
1.250% due 07/03/2017	12,200	12,199
1.410% due 07/25/2017	3,200	3,197
Monsanto Co.
1.540% due 08/14/2017	12,200	12,177
1.750% due 07/31/2017	4,700	4,694
Plains All American Pipeline LP
2.150% due 07/26/2017	12,300	12,287
Rogers Communications, Inc.
1.440% due 08/03/2017	13,400	13,381

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sempra Energy Holdings
1.420% due 07/26/2017		$10,700	$10,689
Southern Co.
1.350% due 07/07/2017		10,700	10,697
TELUS Corp.
1.550% due 09/25/2017		10,600	10,561
1.550% due 09/26/2017		1,700	1,694
Thermo Fisher Scientific, Inc.
1.430% due 08/15/2017		11,300	11,278
TransCanada American, Inc.
1.450% due 07/12/2017		5,100	5,097
Viacom, Inc.
1.800% due 08/04/2017		6,900	6,890
VW CR, Inc.
1.400% due 07/10/2017		6,900	6,897

			369,956

SHORT-TERM NOTES 0.3%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		1,967	1,973
3.039% due 10/05/2017		4,100	4,113

			6,086

ARGENTINA TREASURY BILLS 0.3%
3.350% due 04/27/2018 (e)(f)		5,600	5,469

JAPAN TREASURY BILLS 6.5%
(0.123)% due 08/14/2017 - 09/19/2017 (d)(e)	JPY	14,940,000	132,845

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 1.1%
6.968% due 11/30/2017 - 03/01/2018 (d)(e)	MXN	420,400	$22,340

Total Short-Term Instruments (Cost $560,677)			561,916

Total Investments in Securities (Cost $2,401,428)			2,423,392

		SHARES
INVESTMENTS IN AFFILIATES 7.8%

SHORT-TERM INSTRUMENTS 7.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.8%
PIMCO Short-Term Floating NAV Portfolio III		5,170,231	51,113
PIMCO Short-Term Floating NAV Portfolio IV		10,779,734	107,862

Total Short-Term Instruments (Cost $158,925)			158,975

Total Investments in Affiliates (Cost $158,925)			158,975

Total Investments 126.3% (Cost $2,560,353)			$2,582,367

Financial Derivative Instruments (h)(j) (0.9)% (Cost or Premiums, net $(275))			(19,222)

Other Assets and Liabilities, net (25.4)%			(519,131)

Net Assets 100.0%			$2,044,014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
Fannie Mae, TBA	5.000%	08/01/2047	$100	$(109)	$(109)
Fannie Mae, TBA	6.000	07/01/2047	3,000	(3,396)	(3,377)
Freddie Mac, TBA	5.000	07/01/2047	500	(546)	(544)

Total Short Sales (0.2)%				$(4,051)	$(4,030)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(436) at a weighted average interest rate of 1.250%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar March Futures	$98.250	03/19/2018	976	$83	$79

Total Purchased Options				$83	$79

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar March Futures	$98.750	03/19/2018	976	$(105)	$(37)

Total Written Options				$(105)	$(37)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	621	$	152,456	$232	$0	$(47)
90-Day Eurodollar June Futures	06/2018	10		2,459	3	0	(1)
90-Day Eurodollar March Futures	03/2019	610		149,671	534	0	(53)
90-Day Eurodollar September Futures	09/2018	722		177,413	499	0	(54)
90-Day Eurodollar September Futures	09/2019	835		204,638	485	0	(83)
Euro-Bund 10-Year Bond September Futures	09/2017	524	EUR	96,877	(1,440)	0	(946)
U.S. Treasury 2-Year Note September Futures	09/2017	2,615	$	565,126	(705)	0	(245)

					$(392)	$0	$(1,429)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2017	67	$ (16,503)	$(10)	$3	$0
90-Day Eurodollar September Futures	09/2017	434	(107,030)	(38)	5	0
Euro-OAT France Government 10-Year Bond September Futures	09/2017	741	EUR (125,664)	764	1,100	0
U.S. Treasury 5-Year Note September Futures	09/2017	588	$ (69,288)	141	101	0
U.S. Treasury 30-Year Bond September Futures	09/2017	95	(14,600)	(158)	54	0

				$699	$1,263	$0

Total Futures Contracts				$307	$1,263	$(1,429)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Berkshire Hathaway, Inc.	1.000%	12/20/2023	0.700%	$ 1,000	$(11)	$30	$19	$0	$(1)
MetLife, Inc.	1.000	03/20/2019	0.155	1,700	22	3	25	0	0
Prudential Financial, Inc.	1.000	09/20/2019	0.175	8,400	125	31	156	0	0
Volkswagen International Finance NV	1.000	12/20/2017	0.108	EUR 3,200	24	(7)	17	0	0
Volkswagen International Finance NV	1.000	12/20/2018	0.193	1,700	18	6	24	0	0

					$178	$63	$241	$0	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	06/21/2020	$ 71,600	$1,635	$(610)	$1,025	$65	$0
Receive	3-Month USD-LIBOR	1.250	06/21/2021	36,400	1,110	(262)	848	49	0
Receive(4)	3-Month USD-LIBOR	1.450	06/28/2021	65,000	1,047	(227)	820	59	0
Pay	3-Month USD-LIBOR	1.250	06/21/2022	7,800	326	(63)	263	15	0
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP 16,100	(404)	139	(265)	207	0

					$3,714	$(1,023)	$2,691	$395	$0

Total Swap Agreements					$3,892	$(960)	$2,932	$395	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$79	$1,263	$395	$1,737	$(37)	$(1,429)	$(1)	$(1,467)

(i)	Securities with an aggregate market value of $9,213 and cash of $5,931 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	DKK	3,518		$516	$0	$(25)
	07/2017	EUR	16,014		18,000	0	(291)
	01/2018	DKK	169,094		24,737	0	(1,506)
	04/2018		345,161		50,578	0	(3,287)
	07/2018		111,105		17,180	0	(253)
BPS	07/2017		674		102	0	(2)
	07/2017	EUR	5,441		6,189	0	(25)
	07/2017	JPY	4,515,800		40,338	188	0
	08/2017		$6,198	EUR	5,441	25	0
	08/2017		40,385	JPY	4,515,800	0	(189)
	09/2017	JPY	4,480,000		$40,883	922	0
	01/2018	DKK	121,035		17,653	0	(1,132)
	01/2018		$103	DKK	674	2	0
	03/2018	MXN	138,400		$6,618	0	(738)
	04/2018	BRL	77,100		20,421	0	(1,799)
	04/2018	DKK	209,863		30,918	0	(1,833)
	07/2018		93,010		14,029	0	(566)
BRC	07/2017		55,284		8,433	0	(58)
CBK	07/2017	BRL	59,856		18,111	43	0
	07/2017	DKK	3,176		479	0	(9)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2017	GBP	9,860		$12,687	$0	$(155)
	07/2017		$18,093	BRL	59,856	0	(26)
	08/2017		18,002		59,856	0	(41)
	10/2017		15,575	DKK	106,912	929	0
	01/2018	DKK	90,022		$13,313	0	(659)
	07/2018		$489	DKK	3,176	10	0
DUB	07/2017		1,840	CHF	1,762	0	(3)
	08/2017	SEK	233,215		$26,888	0	(857)
FBF	07/2017		$225	INR	14,797	3	0
	09/2017	KRW	43,275,372		$38,331	503	0
GLM	07/2017	BRL	59,856		18,093	26	0
	07/2017	DKK	4,631		698	0	(13)
	07/2017	EUR	235		264	0	(4)
	07/2017	JPY	507,100		4,580	71	0
	07/2017		$18,017	BRL	59,856	51	0
	07/2017		1,017	EUR	903	15	0
	07/2017		16,250	GBP	12,773	386	0
	07/2017		18,810	JPY	2,085,500	0	(268)
	08/2017	SEK	137,345		$15,797	0	(542)
	10/2017	DKK	104,708		15,207	0	(957)
	04/2018		68,882		10,070	0	(679)
	04/2018		$709	DKK	4,631	13	0
HUS	07/2017		2,251	CHF	2,178	20	0
	09/2017	SGD	34,195		$24,777	0	(89)
	10/2017	DKK	64,974		9,950	0	(80)
	01/2018	BRL	36,700		10,803	78	0
	04/2018		80,800		23,795	508	0
	04/2018	DKK	39,462		5,874	0	(284)
JPM	07/2017	EUR	537		603	0	(11)
	07/2017		$29,509	EUR	26,276	502	0
	07/2017		20,633	GBP	16,189	453	0
	07/2017		101	ILS	356	2	0
	07/2017		26,737	JPY	2,937,400	0	(621)
	08/2017	JPY	3,460,000		$31,298	475	0
	08/2017	SEK	133,830		15,496	0	(425)
	08/2017		$14,460	EUR	12,663	23	0
	10/2017	BRL	25,600		$7,240	0	(350)
	10/2017		$7,705	BRL	25,600	0	(115)
	01/2018	BRL	83,500		$24,344	476	(533)
	01/2018	DKK	129,232		18,903	0	(1,154)
	04/2018		107,122		15,947	0	(770)
	07/2018	BRL	31,800		9,289	259	0
MSB	09/2017		$121	MYR	520	0	(1)
NGF	11/2017	MXN	282,000		$13,677	0	(1,511)
	01/2018	BRL	68,200		20,095	165	0
SCX	04/2018	DKK	279,881		41,759	0	(1,919)
TOR	10/2017		9,860		1,521	0	(1)
	04/2018		99,990		14,622	0	(983)
UAG	07/2017	GBP	19,102		24,481	0	(398)
	08/2017	JPY	7,000,000		61,527	0	(813)
	08/2017		$24,503	GBP	19,102	398	0
	09/2017	THB	10,231		$302	1	0
	09/2017	TWD	1,790,440		59,034	131	0
	10/2017	DKK	40,030		6,110	0	(70)

Total Forward Foreign Currency Contracts						$6,678	$(26,045)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Call - OTC USD versus BRL	BRL	3.550	10/02/2017	$ 7,300	$(110)	$(86)
JPM	Call - OTC USD versus BRL		3.510	09/27/2017	9,500	(147)	(125)

						$(257)	$(211)

Total Written Options						$(257)	$(211)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	1,806	0	(647)	(183)	976
Notional Amount in $	$56,000	$165,900	$0	$(205,100)	$0	$16,800
Premiums	$(342)	$(1,581)	$0	$1,518	$43	$(362)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Mexico Government International Bond	1.000%	03/20/2018	0.223%	$ 4,300	$(7)	$33	$26	$0
JPM	PSEG Power LLC	1.000	12/20/2018	0.564	1,700	11	0	11	0

						$4	$33	$37	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$ 193	$0	$1	$1	$0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	386	0	1	1	0

					$0	$2	$2	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	CPURNSA	0.000%	06/02/2018	$116,900	$0	$26	$26	$0
	Pay	CPURNSA	0.000	06/07/2018	35,900	0	16	16	0
MYC	Pay	CPURNSA	0.000	06/03/2018	42,800	0	5	5	0

						$0	$47	$47	$0

Total Swap Agreements						$4	$82	$86	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$42	$42	$(5,362)	$0	$0	$(5,362)	$(5,320)	$5,663	$343
BPS	1,137	0	0	1,137	(6,284)	0	0	(6,284)	(5,147)	5,191	44
BRC	0	0	26	26	(58)	0	0	(58)	(32)	0	(32)
CBK	982	0	0	982	(890)	0	0	(890)	92	(340)	(248)
DUB	0	0	0	0	(860)	0	0	(860)	(860)	684	(176)
FBF	506	0	0	506	0	(86)	0	(86)	420	(340)	80
GLM	562	0	0	562	(2,463)	0	0	(2,463)	(1,901)	1,792	(109)
GST	0	0	1	1	0	0	0	0	1	(10)	(9)
HUS	606	0	0	606	(453)	0	0	(453)	153	(100)	53
JPM	2,190	0	12	2,202	(3,979)	(125)	0	(4,104)	(1,902)	2,058	156
MSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MYC	0	0	5	5	0	0	0	0	5	(60)	(55)
NGF	165	0	0	165	(1,511)	0	0	(1,511)	(1,346)	1,567	221
SCX	0	0	0	0	(1,919)	0	0	(1,919)	(1,919)	1,727	(192)
TOR	0	0	0	0	(984)	0	0	(984)	(984)	819	(165)
UAG	530	0	0	530	(1,281)	0	0	(1,281)	(751)	980	229

Total Over the Counter	$6,678	$0	$86	$6,764	$(26,045)	$(211)	$0	$(26,256)

(k)	Securities with an aggregate market value of $20,481 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 8, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$79	$79
Futures	0	0	0	0	1,263	1,263
Swap Agreements	0	0	0	0	395	395

	$0	$0	$0	$0	$1,737	$1,737

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,678	$0	$6,678
Swap Agreements	0	39	0	0	47	86

	$0	$39	$0	$6,678	$47	$6,764

	$0	$39	$0	$6,678	$1,784	$8,501

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$37	$37
Futures	0	0	0	0	1,429	1,429
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$1,466	$1,467

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,045	$0	$26,045
Written Options	0	0	0	211	0	211

	$0	$0	$0	$26,256	$0	$26,256

	$0	$1	$0	$26,256	$1,466	$27,723

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(76)	$(76)
Written Options	0	0	0	0	147	147
Futures	0	0	0	0	(2,120)	(2,120)
Swap Agreements	0	192	0	0	5,080	5,272

	$0	$192	$0	$0	$3,031	$3,223

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

June 30, 2017 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,809)	$0	$(3,809)
Purchased Options	0	0	0	0	(89)	(89)
Written Options	0	0	0	897	475	1,372
Swap Agreements	0	819	0	0	0	819

	$0	$819	$0	$(2,912)	$386	$(1,707)

	$0	$1,011	$0	$(2,912)	$3,417	$1,516

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Written Options	0	0	0	0	68	68
Futures	0	0	0	0	824	824
Swap Agreements	0	0	0	0	(5,609)	(5,609)

	$0	$0	$0	$0	$(4,721)	$(4,721)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(28,668)	$0	$(28,668)
Written Options	0	0	0	(148)	(108)	(256)
Swap Agreements	0	(624)	0	0	(1,418)	(2,042)

	$0	$(624)	$0	$(28,816)	$(1,526)	$(30,966)

	$0	$(624)	$0	$(28,816)	$(6,247)	$(35,687)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$698,826	$5,099	$703,925
Industrials	0	102,147	0	102,147
Utilities	0	39,878	0	39,878
Municipal Bonds & Notes
Texas	0	273	0	273
U.S. Government Agencies	0	572,643	1	572,644
U.S. Treasury Obligations	0	90,341	0	90,341
Non-Agency Mortgage-Backed Securities	0	61,657	388	62,045
Asset-Backed Securities	0	183,640	0	183,640
Sovereign Issues	0	106,583	0	106,583
Short-Term Instruments
Certificates of Deposit	0	25,220	0	25,220
Commercial Paper	0	369,956	0	369,956
Short-Term Notes	0	6,086	0	6,086
Argentina Treasury Bills	0	5,469	0	5,469
Japan Treasury Bills	0	132,845	0	132,845
Mexico Treasury Bills	0	22,340	0	22,340

	$0	$2,417,904	$5,488	$2,423,392

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$158,975	$0	$0	$158,975

Total Investments	$158,975	$2,417,904	$5,488	$2,582,367

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,030)	$0	$(4,030)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,342	395	0	1,737
Over the counter	0	6,764	0	6,764

	$1,342	$7,159	$0	$8,501

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,466)	(1)	0	(1,467)
Over the counter	0	(26,256)	0	(26,256)

	$(1,466)	$(26,257)	$0	$(27,723)

Total Financial Derivative Instruments	$(124)	$(19,098)	$0	$(19,222)

Totals	$158,851	$2,394,776	$5,488	$2,559,115

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Low Duration Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

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Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

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In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

SEMIANNUAL REPORT	JUNE 30, 2017	25

Notes to Financial Statements (Cont.)

Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value

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of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant

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Notes to Financial Statements (Cont.)

unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to its investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$322,117	$916,851	$(1,187,900)	$28	$17	$51,113	$1,951	$0

Investment in PIMCO Short-Term Floating NAV Portfolio IV

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$107,813	$0	$0	$49	$107,862	$113	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and

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the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the

Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

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Notes to Financial Statements (Cont.)

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(b) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the

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change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Notes to Financial Statements (Cont.)

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments

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(referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged.

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Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although

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Notes to Financial Statements (Cont.)

other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

36	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Portfolio Name	All Classes	Institutional Class	Administrative Class	Advisor Class
PIMCO Low Duration Portfolio	0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolio under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2017,

SEMIANNUAL REPORT	JUNE 30, 2017	37

Notes to Financial Statements (Cont.)

the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$2,308	$34,757

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,235,476	$4,437,716	$329,194	$338,211

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	897	$9,183	557	$5,723
Administrative Class	26,010	266,343	26,077	267,411
Advisor Class	8,408	86,075	20,114	206,250
Issued as reinvestment of distributions
Institutional Class	8	79	13	137
Administrative Class	872	8,928	1,856	19,034
Advisor Class	492	5,041	943	9,668
Cost of shares redeemed
Institutional Class	(265)	(2,708)	(529)	(5,435)
Administrative Class	(24,069)	(246,255)	(35,065)	(359,498)
Advisor Class	(5,445)	(55,748)	(17,083)	(174,933)
Net increase (decrease) resulting from Portfolio share transactions	6,908	$70,938	(3,117)	$(31,643)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 42% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2016, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands†). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	12/31/2016	12/31/2017	12/31/2018
PIMCO Low Duration Portfolio	$—	$8,599	$—

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

Short-Term	Long-Term
$20,994	$15,398

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$2,560,882	$32,795	$(11,310)	$21,485

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2017	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
DKK	Danish Krone	KRW	South Korean Won	THB	Thai Baht
EUR	Euro	MXN	Mexican Peso	TWD	Taiwanese Dollar
GBP	British Pound	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
ILS	Israeli Shekel

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT14SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Long-Term U.S. Government Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Long-Term U.S. Government Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well- diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account

4	PIMCO VARIABLE INSURANCE TRUST

fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the

Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Long-Term U.S. Government Portfolio	04/30/99	04/10/00	04/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2017†§

U.S. Treasury Obligations	82.4%
U.S. Government Agencies	11.5%
Non-Agency Mortgage-Backed Securities	4.7%
Corporate Bonds & Notes	1.0%
Short-Term Instruments‡	0.2%
Other	0.2%

†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Long-Term U.S. Government Portfolio Institutional Class	6.10%	(7.09)%	2.61%	8.01%	7.55%
PIMCO Long-Term U.S. Government Portfolio Administrative Class	6.02%	(7.23)%	2.45%	7.85%	7.25%
PIMCO Long-Term U.S. Government Portfolio Advisor Class	5.97%	(7.32)%	2.35%	—	6.31%
Bloomberg Barclays Long-Term Treasury Index±	5.41%	(7.22)%	2.76%	7.34%	6.89%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 04/30/1999.

± Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.565% for Institutional Class shares, 0.715% for Administrative Class shares, and 0.815% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	The Portfolio’s overweight to the intermediate portion of the U.S. Treasury yield curve contributed to performance as those rates fell.

»	An underweight to the long end of the Treasury yield curve detracted from performance as those rates fell.

»	U.S. Treasury Inflation-Protected Securities (TIPS) held in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates fell.

»

Security selection within investment grade corporate industrials bonds, and an exposure to investment grade corporate utilities bonds, contributed to performance, as selected issues outperformed like-duration Treasuries and spreads tightened.

»

An out-of-benchmark allocation to agency mortgage-backed securities (MBS) contributed to performance as this asset class outperformed like-duration Treasuries. Security selection within this asset class and commercial MBS also was positive, as selected issues outperformed like-duration Treasuries.

»	An out-of-benchmark allocation to, and security selection within, agency debentures contributed to performance, as spreads tightened and selected issues outperformed like-duration Treasuries.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Long-Term U.S. Government Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,061.00	$2.79	$1,000.00	$1,022.09	$2.73	0.545%
Administrative Class	1,000.00	1,060.20	3.55	1,000.00	1,021.35	3.48	0.695
Advisor Class	1,000.00	1,059.70	4.06	1,000.00	1,020.85	3.98	0.795

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$11.49	$0.14	$0.56	$0.70	$(0.14)	$0.00	$0.00	$(0.14)
12/31/2016	11.64	0.29	(0.17)	0.12	(0.27)	0.00	0.00	(0.27)
12/31/2015	12.05	0.32	(0.47)	(0.15)	(0.26)	0.00	0.00	(0.26)
12/31/2014	9.94	0.31	2.07	2.38	(0.27)	0.00	0.00	(0.27)
12/31/2013	12.35	0.35	(1.90)	(1.55)	(0.29)	(0.57)	0.00	(0.86)
12/31/2012	13.38	0.37	0.24	0.61	(0.31)	(1.33)	0.00	(1.64)
Administrative Class
01/01/2017 - 06/30/2017+	11.49	0.13	0.56	0.69	(0.13)	0.00	0.00	(0.13)
12/31/2016	11.64	0.27	(0.17)	0.10	(0.25)	0.00	0.00	(0.25)
12/31/2015	12.05	0.30	(0.46)	(0.16)	(0.25)	0.00	0.00	(0.25)
12/31/2014	9.94	0.29	2.07	2.36	(0.25)	0.00	0.00	(0.25)
12/31/2013	12.35	0.33	(1.90)	(1.57)	(0.27)	(0.57)	0.00	(0.84)
12/31/2012	13.38	0.35	0.24	0.59	(0.29)	(1.33)	0.00	(1.62)
Advisor Class
01/01/2017 - 06/30/2017+	11.49	0.13	0.55	0.68	(0.12)	0.00	0.00	(0.12)
12/31/2016	11.64	0.25	(0.17)	0.08	(0.23)	0.00	0.00	(0.23)
12/31/2015	12.05	0.29	(0.47)	(0.18)	(0.23)	0.00	0.00	(0.23)
12/31/2014	9.94	0.28	2.07	2.35	(0.24)	0.00	0.00	(0.24)
12/31/2013	12.35	0.32	(1.90)	(1.58)	(0.26)	(0.57)	0.00	(0.83)
12/31/2012	13.38	0.34	0.24	0.58	(0.28)	(1.33)	0.00	(1.61)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.05	6.10%	$38,161	0.545	%*	0.545	%*	0.475	%*	0.475	%*	2.43	%*	44%
11.49	0.82	36,070	0.565		0.565		0.475		0.475		2.31		135
11.64	(1.24)	9,375	0.515		0.515		0.475		0.475		2.65		34
12.05	24.20	8,356	0.495		0.495		0.475		0.475		2.80		132
9.94	(12.82)	8,338	0.505		0.505		0.475		0.475		3.09		63
12.35	4.59	8,815	0.515		0.515		0.475		0.475		2.75		81

12.05	6.02	249,405	0.695	*	0.695	*	0.625	*	0.625	*	2.28	*	44
11.49	0.67	236,801	0.715		0.715		0.625		0.625		2.12		135
11.64	(1.39)	176,929	0.665		0.665		0.625		0.625		2.50		34
12.05	24.01	164,964	0.645		0.645		0.625		0.625		2.65		132
9.94	(12.95)	136,507	0.655		0.655		0.625		0.625		2.93		63
12.35	4.43	155,100	0.665		0.665		0.625		0.625		2.61		81

12.05	5.97	22,213	0.795	*	0.795	*	0.725	*	0.725	*	2.19	*	44
11.49	0.57	19,143	0.815		0.815		0.725		0.725		2.02		135
11.64	(1.49)	18,897	0.765		0.765		0.725		0.725		2.40		34
12.05	23.89	15,400	0.745		0.745		0.725		0.725		2.55		132
9.94	(13.04)	12,447	0.755		0.755		0.725		0.725		2.84		63
12.35	4.33	13,802	0.765		0.765		0.725		0.725		2.50		81

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$335,001
Investments in Affiliates	417
Financial Derivative Instruments
Exchange-traded or centrally cleared	215
Over the counter	1,629
Deposits with counterparty	2,830
Receivable for investments sold	230,937
Receivable for TBA investments sold	4,945
Receivable for Portfolio shares sold	3,292
Interest and/or dividends receivable	1,786
Total Assets	581,052

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$260,124
Financial Derivative Instruments
Exchange-traded or centrally cleared	151
Over the counter	1,789
Payable for TBA investments purchased	7,772
Deposits from counterparty	217
Payable for Portfolio shares redeemed	1,050
Accrued investment advisory fees	62
Accrued supervisory and administrative fees	68
Accrued distribution fees	5
Accrued servicing fees	33
Other liabilities	2
Total Liabilities	271,273

Net Assets	$309,779

Net Assets Consist of:
Paid in capital	$310,367
Undistributed (overdistributed) net investment income	3,496
Accumulated undistributed net realized gain (loss)	(1,875)
Net unrealized appreciation (depreciation)	(2,209)

Net Assets	$309,779

Net Assets:
Institutional Class	$38,161
Administrative Class	249,405
Advisor Class	22,213

Shares Issued and Outstanding:
Institutional Class	3,167
Administrative Class	20,701
Advisor Class	1,844

Net Asset Value Per Share Outstanding:
Institutional Class	$12.05
Administrative Class	12.05
Advisor Class	12.05

Cost of investments in securities	$338,417
Cost of investments in Affiliates	$417
Cost or premiums of financial derivative instruments, net	$317

* Includes repurchase agreements of:	$420

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest	$4,401
Dividends from Investments in Affiliates	31
Total Income	4,432

Expenses:
Investment advisory fees	334
Supervisory and administrative fees	371
Servicing fees - Administrative Class	180
Distribution and/or servicing fees - Advisor Class	26
Trustee fees	4
Interest expense	106
Total Expenses	1,021

Net Investment Income (Loss)	3,411

Net Realized Gain (Loss):
Investments in securities	(361)
Investments in Affiliates	15
Exchange-traded or centrally cleared financial derivative instruments	1,450
Over the counter financial derivative instruments	(42)

Net Realized Gain (Loss)	1,062

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	13,562
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(909)
Over the counter financial derivative instruments	419

Net Change in Unrealized Appreciation (Depreciation)	13,073

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,546

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$3,411	$5,751
Net realized gain (loss)	1,062	(1,936)
Net change in unrealized appreciation (depreciation)	13,073	(18,519)

Net Increase (Decrease) in Net Assets Resulting from Operations	17,546	(14,704)

Distributions to Shareholders:
From net investment income
Institutional Class	(439)	(424)
Administrative Class	(2,644)	(4,510)
Advisor Class	(217)	(405)

Total Distributions(a)	(3,300)	(5,339)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	3,519	106,856

Total Increase (Decrease) in Net Assets	17,765	86,813

Net Assets:
Beginning of period	292,014	205,201
End of period*	$309,779	$292,014

* Including undistributed (overdistributed) net investment income of:	$3,496	$3,385

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

June 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.2%

CORPORATE BONDS & NOTES 1.1%

INDUSTRIALS 0.7%
United Airlines Pass-Through Trust
2.875% due 04/07/2030	$700	$688
3.100% due 04/07/2030	700	688
Vessel Management Services, Inc.
3.432% due 08/15/2036	620	621

		1,997

UTILITIES 0.4%
Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	1,200	1,214

Total Corporate Bonds & Notes (Cost $3,218)		3,211

U.S. GOVERNMENT AGENCIES 12.4%
Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (a)	2,500	1,651
1.276% due 07/25/2037	16	16
1.666% due 08/25/2021	1	1
1.816% due 08/25/2022	1	1
2.116% due 04/25/2032	4	4
2.750% due 11/01/2031	694	672
3.000% due 09/25/2046	2,264	2,085
3.090% due 12/01/2036	1,700	1,646
3.208% due 01/01/2033	4	4
3.580% due 08/01/2030	1,700	1,721
3.600% due 02/01/2040	1,517	1,545
3.610% due 07/01/2029	900	935
3.700% due 09/01/2034	1,530	1,596
3.950% due 12/01/2045	3,000	3,105
4.250% due 05/25/2037	77	86
4.500% due 06/25/2019	21	22
5.000% due 04/25/2032 - 08/25/2033	361	398
5.500% due 12/25/2035	110	125
6.080% due 09/01/2028	64	83
6.500% due 07/25/2031	104	117
6.625% due 11/15/2030	900	1,290
Fannie Mae, TBA
3.000% due 07/01/2047	2,800	2,796
Federal Housing Administration
6.896% due 07/01/2020	36	35
Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (a)	2,700	1,692
1.559% due 01/15/2033	8	8
1.859% due 02/15/2027	3	3
1.892% due 10/25/2044	33	33
2.159% due 02/15/2021	4	4
3.000% due 04/15/2053	1,306	1,250
4.000% due 06/15/2032 - 09/15/2044	4,772	5,004
5.500% due 08/15/2030 - 02/15/2034	384	425
6.750% due 03/15/2031	200	290
7.000% due 07/15/2023 - 12/01/2031	8	9
Ginnie Mae
2.125% due 08/20/2030	4	4
3.500% due 01/20/2044	643	643
6.000% due 08/20/2033	1,030	1,206
Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 01/15/2030	4,000	3,113
Resolution Funding Corp.
8.125% due 10/15/2019	1,600	1,831
Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029	3,200	2,319
Small Business Administration
5.240% due 08/01/2023	70	75
5.290% due 12/01/2027	125	134

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (a)	$800	$525

Total U.S. Government Agencies (Cost $37,861)		38,502

U.S. TREASURY OBLIGATIONS 89.2%
U.S. Treasury Bonds
2.500% due 02/15/2045 (d)	7,500	7,012
2.750% due 08/15/2042 (d)	3,000	2,972
2.750% due 11/15/2042 (d)	29,600	29,296
2.875% due 05/15/2043 (d)	17,100	17,290
2.875% due 08/15/2045 (d)	19,260	19,402
2.875% due 11/15/2046 (d)	810	816
3.000% due 05/15/2045 (d)	8,500	8,774
3.000% due 11/15/2045 (d)	10,100	10,422
3.000% due 02/15/2047 (d)	4,400	4,548
3.125% due 02/15/2043 (d)	43,150	45,647
3.375% due 05/15/2044 (d)	28,380	31,404
3.625% due 08/15/2043 (d)	6,600	7,604
3.625% due 02/15/2044 (d)	4,710	5,435
3.750% due 11/15/2043 (d)	6,000	7,063
3.875% due 08/15/2040 (d)(g)	1,300	1,549
4.375% due 11/15/2039 (d)	14,700	18,761
4.625% due 02/15/2040 (d)	1,200	1,585
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2022	422	421
0.375% due 07/15/2023 (d)	2,974	2,994
0.375% due 01/15/2027 (d)	3,442	3,382
0.750% due 02/15/2042 (d)	974	928
1.375% due 02/15/2044 (d)	976	1,063
2.500% due 01/15/2029 (d)	410	493
3.625% due 04/15/2028 (d)	302	395
U.S. Treasury Notes
2.250% due 02/15/2027	100	100
U.S. Treasury STRIPS (a)
0.000% due 05/15/2031	200	139
0.000% due 11/15/2032	3,300	2,193
0.000% due 02/15/2033	1,700	1,120
0.000% due 05/15/2033	700	458
0.000% due 08/15/2033	500	325
0.000% due 11/15/2033	3,000	1,933
0.000% due 05/15/2034	1,600	1,015
0.000% due 08/15/2035 (d)	37,300	22,727
0.000% due 05/15/2036	6,900	4,105
0.000% due 08/15/2036	18,000	10,620
0.000% due 11/15/2036	2,700	1,578
0.000% due 05/15/2040	550	288
0.000% due 08/15/2040	950	494
0.000% due 05/15/2043	100	47

Total U.S. Treasury Obligations (Cost $280,380)		276,398

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	500	542
Bear Stearns Adjustable Rate Mortgage Trust
3.081% due 04/25/2033	57	57
3.191% due 10/25/2035	5	5
3.565% due 01/25/2034	9	9
3.656% due 04/25/2033	7	7
3.680% due 02/25/2034	14	15
CityLine Commercial Mortgage Trust
2.871% due 11/10/2031	1,600	1,597
Commercial Mortgage Trust
3.140% due 10/10/2036	1,700	1,690
Countrywide Alternative Loan Trust
1.426% due 05/25/2035	50	42
Countrywide Home Loan Mortgage Pass-Through Trust
1.856% due 03/25/2035	82	67
Credit Suisse First Boston Mortgage Securities Corp.
2.989% due 07/25/2033	9	9
3.418% due 11/25/2032	3	3
DBWF Mortgage Trust
3.791% due 12/10/2036	2,100	2,212

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Republic Mortgage Loan Trust
1.509% due 11/15/2031	$52	$51
GS Mortgage Securities Trust
3.932% due 10/10/2035	500	512
HarborView Mortgage Loan Trust
1.339% due 03/19/2037	51	46
1.649% due 05/19/2035	43	40
3.583% due 07/19/2035 ^	17	16
Hilton USA Trust
3.719% due 11/05/2038	900	936
Hudson’s Bay Simon JV Trust
5.629% due 08/05/2034	500	490
Impac CMB Trust
4.632% due 09/25/2034	168	163
JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	1,700	1,726
JPMorgan Mortgage Trust
3.406% due 07/25/2035	132	133
Morgan Stanley Bank of America Merrill Lynch Trust
3.514% due 12/15/2049	1,800	1,882
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	65	60
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	6	6
Sequoia Mortgage Trust
1.562% due 07/20/2033	66	62
Structured Adjustable Rate Mortgage Loan Trust
1.436% due 05/25/2037	110	96
Structured Asset Mortgage Investments Trust
1.869% due 09/19/2032	55	53
2.049% due 10/19/2033	31	28
VNDO Trust
3.805% due 01/10/2035	1,900	1,995
WaMu Mortgage Pass-Through Certificates Trust
1.732% due 08/25/2046	236	215
2.132% due 08/25/2042	2	2
2.145% due 10/25/2046	60	57
Washington Mutual Mortgage Pass-Through Certificates Trust
2.758% due 05/25/2033	6	6
3.145% due 02/25/2033	2	2
3.257% due 02/25/2033	1	1
Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059	900	909

Total Non-Agency Mortgage-Backed Securities (Cost $15,818)		15,742

ASSET-BACKED SECURITIES 0.3%
Bear Stearns Asset-Backed Securities Trust
2.216% due 11/25/2042	35	34
L.A. Arena Funding LLC
7.656% due 12/15/2026	24	25
Renaissance Home Equity Loan Trust
1.716% due 12/25/2033	21	20
2.096% due 08/25/2033	4	4
SLM Student Loan Trust
2.656% due 04/25/2023	462	473
Specialty Underwriting & Residential Finance Trust
1.896% due 01/25/2034	12	11
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045	161	161

Total Asset-Backed Securities (Cost $720)		728

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (c) 0.1%
		420

Total Short-Term Instruments (Cost $420)		420

Total Investments in Securities (Cost $338,417)		335,001

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio III	42,215	$417

Total Short-Term Instruments (Cost $417)		417

Total Investments in Affiliates (Cost $417)		417

Total Investments 108.3% (Cost $338,834)		$335,418

Financial Derivative Instruments (e)(f) (0.0)% (Cost or Premiums, net $317)		(96)

Other Assets and Liabilities, net (8.3)%		(25,543)

Net Assets 100.0%		$309,779

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$420	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(429)	$420	$420

Total Repurchase Agreements						$(429)	$420	$420

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	1.420%	06/23/2017	07/07/2017	$(1,584)	$(1,585)
BPG	1.220	05/31/2017	07/28/2017	(3,065)	(3,068)
	1.350	06/29/2017	07/28/2017	(2,134)	(2,134)
	1.430	07/03/2017	07/06/2017	(194,234)	(194,234)
	1.450	07/05/2017	07/06/2017	(36,613)	(36,614)
GSC	1.200	06/13/2017	07/13/2017	(4,552)	(4,555)
NOM	1.180	05/23/2017	07/24/2017	(803)	(804)
TDM	0.960	04/06/2017	07/06/2017	(5,031)	(5,043)
	1.000	04/11/2017	07/11/2017	(1,128)	(1,130)
	1.110	05/09/2017	08/09/2017	(213)	(214)
	1.120	05/16/2017	07/17/2017	(5,569)	(5,577)
	1.180	06/07/2017	07/07/2017	(5,162)	(5,166)

Total Sale-Buyback Transactions					$(260,124)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
SSB	$420	$0	$0	$420	$(429)	$(9)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,585)	(1,585)	1,549	(36)
BPG	0	0	(236,050)	(236,050)	229,117	(6,933)
GSC	0	0	(4,555)	(4,555)	4,548	(7)
NOM	0	0	(804)	(804)	816	12
TDM	0	0	(17,130)	(17,130)	16,880	(250)

Total Borrowings and Other Financing Transactions	$420	$0	$(260,124)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(259,910)	$(214)	$0	$(260,124)

Total Borrowings	$0	$(259,910)	$(214)	$0	$(260,124)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(260,124)

(d)	Securities with an aggregate market value of $253,379 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowing outstanding during the period ended June 30, 2017 was $(19,397) at a weighted average interest rate of 0.907%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Payable for sale-buyback transactions includes $(36) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September Futures	$114.500	08/25/2017	12	$0	$0
Put - CBOT U.S. Treasury 10-Year Note September Futures	115.000	08/25/2017	37	0	0
Put - CBOT U.S. Treasury 10-Year Note September Futures	115.500	08/25/2017	75	1	0

				$1	$0

Total Purchased Options				$1	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ Depreciation	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2017	367	$46,070	$(124)	$0	$(103)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2017	61	10,118	202	0	(42)

				$78	$0	$(145)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2017	191	$(22,507)	$46	$33	$0
U.S. Treasury 30-Year Bond September Futures	09/2017	25	(3,842)	(42)	14	0

				$4	$47	$0

Total Futures Contracts				$82	$47	$(145)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	12/21/2026	$10,510	$(276)	$727	$451	$33	$0
Receive	3-Month USD-LIBOR	1.500	06/21/2024	2,400	83	14	97	6	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026	3,400	(128)	118	(10)	11	0
Receive	3-Month USD-LIBOR	1.500	06/30/2026	2,500	(15)	169	154	7	0
Receive	3-Month USD-LIBOR	1.515	06/30/2026	4,400	(28)	293	265	13	0
Receive	3-Month USD-LIBOR	1.555	06/30/2026	4,300	(28)	273	245	12	0
Receive	3-Month USD-LIBOR	2.288	06/01/2027	2,200	0	(2)	(2)	7	0
Receive	3-Month USD-LIBOR	2.338	06/12/2027	10,200	(61)	11	(50)	31	0
Receive	3-Month USD-LIBOR	2.635	06/19/2027	4,000	(55)	(72)	(127)	12	0
Receive	3-Month USD-LIBOR	1.500	06/21/2027	8,200	716	(131)	585	25	0
Pay(1)	3-Month USD-LIBOR	2.235	07/21/2027	2,000	0	(12)	(12)	0	(6)
Receive	3-Month USD-LIBOR	2.500	06/15/2046	2,500	(183)	214	31	11	0

					$25	$1,602	$1,627	$168	$(6)

Total Swap Agreements					$25	$1,602	$1,627	$168	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$47	$168	$215	$0	$(145)		$(6)	$(151)

Cash of $2,830 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.435%	07/19/2017	$	5,600	$38	$6
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.700	05/13/2019		800	69	60
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	02/07/2020		3,100	128	74
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.160	04/25/2018		61,200	47	19
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450	03/14/2018		10,600	242	48
DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/28/2017		117,900	80	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	11/07/2019		1,100	99	89
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.513	09/27/2019		8,600	538	892
RYL	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	11/28/2017		44,000	25	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.608	04/04/2019		5,400	297	440

								$1,563	$1,629

Total Purchased Options								$1,563	$1,629

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,400	$(22)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	05/13/2019	$	3,700	$(67)	$(54)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.035	07/19/2017		5,600	(40)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000	02/07/2020		7,700	(127)	(66)
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.460	04/25/2018		61,200	(47)	(32)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/07/2019		5,500	(99)	(103)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	09/27/2019		43,000	(537)	(1,010)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	04/04/2019		27,000	(297)	(517)

								$(1,214)	$(1,783)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Call - OTC Fannie Mae, TBA 3.500% due 08/01/2047	$103.531	08/07/2017	$	5,300	$(11)	$(6)

Total Written Options						$(1,247)	$(1,789)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	0	44	0	(22)	(22)	0
Notional Amount in $	$179,500	$119,100	$(97,200)	$(12,200)	$(27,800)	$161,400
Premiums	$(2,774)	$(609)	$1,802	$111	$223	$(1,247)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$140	$0	$140	$0	$(121)	$0	$(121)	$19	$0	$19
CBK	0	67	0	67	0	(32)	0	(32)	35	0	35
DUB	0	90	0	90	0	(103)	0	(103)	(13)	0	(13)
FBF	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
MYC	0	892	0	892	0	(1,010)	0	(1,010)	(118)	129	11
RYL	0	440	0	440	0	(517)	0	(517)	(77)	(60)	(137)

Total Over the Counter	$0	$1,629	$0	$1,629	$0	$(1,789)	$0	$(1,789)

(g)	Securities with an aggregate market value of $286 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$47	$47
Swap Agreements	0	0	0	0	168	168

	$0	$0	$0	$0	$215	$215

Over the counter
Purchased Options	$0	$0	$0	$0	$1,629	$1,629

	$0	$0	$0	$0	$1,844	$1,844

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$145	$145
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$151	$151

Over the counter
Written Options	$0	$0	$0	$0	$1,789	$1,789

	$0	$0	$0	$0	$1,940	$1,940

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Written Options	0	0	0	0	17	17
Futures	0	0	0	0	826	826
Swap Agreements	0	0	0	0	618	618

	$0	$0	$0	$0	$1,450	$1,450

Over the counter
Purchased Options	$0	$0	$0	$0	$212	$212
Written Options	0	0	0	0	(254)	(254)

	$0	$0	$0	$0	$(42)	$(42)

	$0	$0	$0	$0	$1,408	$1,408

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	304	304
Swap Agreements	0	0	0	0	(1,212)	(1,212)

	$0	$0	$0	$0	$(909)	$(909)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,130)	$(1,130)
Written Options	0	0	0	0	1,549	1,549

	$0	$0	$0	$0	$419	$419

	$0	$0	$0	$0	$(490)	$(490)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$1,997	$0	$1,997
Utilities	0	1,214	0	1,214
U.S. Government Agencies	0	38,467	35	38,502
U.S. Treasury Obligations	0	276,398	0	276,398
Non-Agency Mortgage-Backed Securities	0	15,742	0	15,742
Asset-Backed Securities	0	728	0	728
Short-Term Instruments
Repurchase Agreements	0	420	0	420

	$0	$334,966	$35	$335,001

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$417	$0	$0	$417

Total Investments	$417	$334,966	$35	$335,418

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$47	$168	$0	$215
Over the counter	0	1,629	0	1,629

	$47	$1,797	$0	$1,844

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(145)	(6)	0	(151)
Over the counter	0	(1,789)	0	(1,789)

	$(145)	$(1,795)	$0	$(1,940)

Total Financial Derivative Instruments	$(98)	$2	$0	$(96)

Totals	$319	$334,968	$35	$335,322

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19

20	PIMCO VARIABLE INSURANCE TRUST

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Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are

SEMIANNUAL REPORT	JUNE 30, 2017	21

Notes to Financial Statements (Cont.)

reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In

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addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

SEMIANNUAL REPORT	JUNE 30, 2017	23

Notes to Financial Statements (Cont.)

securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$12,551	$272,731	$(284,881)	$15	$1	$417	$31	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

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Notes to Financial Statements (Cont.)

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures

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Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the

SEMIANNUAL REPORT	JUNE 30, 2017	27

Notes to Financial Statements (Cont.)

beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate and equity risks.

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Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.)

currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

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Notes to Financial Statements (Cont.)

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between

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futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.225%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

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Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$141,325	$141,926	$290	$1,620

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	413	$4,905	8,211	$106,941
Administrative Class	799	9,487	9,119	121,438
Advisor Class	336	3,953	769	9,765
Issued as reinvestment of distributions
Institutional Class	37	439	34	424
Administrative Class	224	2,644	359	4,507
Advisor Class	18	217	32	405
Cost of shares redeemed
Institutional Class	(422)	(5,079)	(5,912)	(76,860)
Administrative Class	(930)	(10,979)	(4,068)	(50,351)
Advisor Class	(176)	(2,068)	(758)	(9,413)
Net increase (decrease) resulting from Portfolio share transactions	299	$3,519	7,786	$106,856

32	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

As of June 30, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 71% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Long-Term U.S. Government Portfolio	$106	$701

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$339,003	$8,260	$(11,845)	$(3,585)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2017	33

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

34	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT13SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Real Return Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Real Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or

4	PIMCO VARIABLE INSURANCE TRUST

receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Real Return Portfolio	09/30/99	04/10/00	09/30/99	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO Real Return Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2017†§

U.S. Treasury Obligations	77.9%
Sovereign Issues	5.9%
Corporate Bonds & Notes	5.1%
Asset-Backed Securities	3.7%
Certificates of Deposit	3.3%
Non-Agency Mortgage-Backed Securities	1.6%
U.S. Government Agencies	1.0%
Other‡	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Real Return Portfolio Institutional Class	1.40%	0.57%	0.22%	4.56%	5.98%
PIMCO Real Return Portfolio Administrative Class	1.32%	0.42%	0.07%	4.40%	5.94%
PIMCO Real Return Portfolio Advisor Class	1.27%	0.32%	(0.03)%	4.30%	3.86%
Bloomberg Barclays U.S. TIPS Index±	0.85%	(0.63)%	0.27%	4.27%	5.69%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 09/30/1999.

± Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.76% for Institutional Class shares, 0.91% for Administrative Class shares, and 1.01% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	Overweight exposure to U.S. TIPS benefited relative performance, as U.S. TIPS posted positive returns.

»	Exposure to residential mortgage-backed securities (RMBS) benefited relative performance, as these securities posted positive returns.

»	Exposure to U.S. corporate credit within the financial sector benefited relative performance, as these securities posted positive returns.

»

Underweight exposure to U.K. breakeven inflation (BEI) spreads (or the yield differential between U.K. nominal Gilts and like-maturity U.K. index-linked Gilts) added to relative performance, as breakeven inflation spreads fell.

»	Overweight exposure to the Brazilian real detracted from relative performance, as the currency depreciated over the period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Real Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,014.00	$3.75	$1,000.00	$1,021.08	$3.76	0.75%
Administrative Class	1,000.00	1,013.20	4.49	1,000.00	1,020.33	4.51	0.90
Advisor Class	1,000.00	1,012.70	4.99	1,000.00	1,019.84	5.01	1.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO Real Return Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$12.27	$0.18	$(0.01)	$0.17	$(0.17)	$0.00	$0.00	$(0.17)
12/31/2016	11.93	0.30	0.34	0.64	(0.18)	0.00	(0.12)	(0.30)
12/31/2015	12.81	0.12	(0.45)	(0.33)	(0.55)	0.00	0.00	(0.55)
12/31/2014	12.60	0.30	0.11	0.41	(0.20)	0.00	0.00	(0.20)
12/31/2013	14.25	0.10	(1.40)	(1.30)	(0.25)	(0.10)	0.00	(0.35)
12/31/2012	13.95	0.23	1.02	1.25	(0.18)	(0.77)	0.00	(0.95)
Administrative Class
01/01/2017 - 06/30/2017+	12.27	0.16	0.00	0.16	(0.16)	0.00	0.00	(0.16)
12/31/2016	11.93	0.29	0.33	0.62	(0.16)	0.00	(0.12)	(0.28)
12/31/2015	12.81	0.09	(0.44)	(0.35)	(0.53)	0.00	0.00	(0.53)
12/31/2014	12.60	0.28	0.11	0.39	(0.18)	0.00	0.00	(0.18)
12/31/2013	14.25	0.08	(1.40)	(1.32)	(0.23)	(0.10)	0.00	(0.33)
12/31/2012	13.95	0.21	1.02	1.23	(0.16)	(0.77)	0.00	(0.93)
Advisor Class
01/01/2017 - 06/30/2017+	12.27	0.16	0.00	0.16	(0.16)	0.00	0.00	(0.16)
12/31/2016	11.93	0.28	0.33	0.61	(0.15)	0.00	(0.12)	(0.27)
12/31/2015	12.81	0.09	(0.45)	(0.36)	(0.52)	0.00	0.00	(0.52)
12/31/2014	12.60	0.27	0.11	0.38	(0.17)	0.00	0.00	(0.17)
12/31/2013	14.25	0.08	(1.41)	(1.33)	(0.22)	(0.10)	0.00	(0.32)
12/31/2012	13.95	0.17	1.04	1.21	(0.14)	(0.77)	0.00	(0.91)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.27	1.40%	$162,013	0.75	%*	0.75	%*	0.50	%*	0.50	%*	2.91	%*	77%
12.27	5.35	154,072	0.76		0.76		0.50		0.50		2.42		132
11.93	(2.56)	168,482	0.63		0.63		0.50		0.50		0.91		114
12.81	3.25	161,389	0.55		0.55		0.50		0.50		2.27		96
12.60	(9.08)	138,123	0.55		0.55		0.50		0.50		0.76		34
14.25	8.92	152,670	0.55		0.55		0.50		0.50		1.61		46

12.27	1.32	1,507,849	0.90	*	0.90	*	0.65	*	0.65	*	2.64	*	77
12.27	5.19	1,789,709	0.91		0.91		0.65		0.65		2.38		132
11.93	(2.70)	2,037,284	0.78		0.78		0.65		0.65		0.71		114
12.81	3.09	2,393,913	0.70		0.70		0.65		0.65		2.19		96
12.60	(9.22)	2,754,082	0.70		0.70		0.65		0.65		0.61		34
14.25	8.75	3,626,656	0.70		0.70		0.65		0.65		1.47		46

12.27	1.27	514,692	1.00	*	1.00	*	0.75	*	0.75	*	2.65	*	77
12.27	5.09	506,438	1.01		1.01		0.75		0.75		2.31		132
11.93	(2.80)	513,250	0.88		0.88		0.75		0.75		0.67		114
12.81	2.99	481,759	0.80		0.80		0.75		0.75		2.06		96
12.60	(9.31)	461,586	0.80		0.80		0.75		0.75		0.57		34
14.25	8.64	418,629	0.80		0.80		0.75		0.75		1.17		46

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$2,994,867
Investments in Affiliates	29,221
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,240
Over the counter	7,004
Deposits with counterparty	3,179
Foreign currency, at value	3,253
Receivable for investments sold	1,445,779
Receivable for investments sold on a delayed-delivery basis	443
Receivable for TBA investments sold	28,647
Receivable for Portfolio shares sold	3,270
Interest and/or dividends receivable	11,681
Dividends receivable from Affiliates	9
Total Assets	4,530,593

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$2,295,023
Payable for short sales	5,246
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,727
Over the counter	8,800
Payable for investments purchased	702
Payable for investments in Affiliates purchased	9
Payable for TBA investments purchased	28,599
Deposits from counterparty	2,607
Payable for Portfolio shares redeemed	2,031
Accrued investment advisory fees	483
Accrued supervisory and administrative fees	483
Accrued distribution fees	114
Accrued servicing fees	200
Other liabilities	15
Total Liabilities	2,346,039

Net Assets	$2,184,554

Net Assets Consist of:
Paid in capital	$2,379,665
Undistributed (overdistributed) net investment income	11,170
Accumulated undistributed net realized gain (loss)	(180,367)
Net unrealized appreciation (depreciation)	(25,914)

Net Assets	$2,184,554

Net Assets:
Institutional Class	$162,013
Administrative Class	1,507,849
Advisor Class	514,692

Shares Issued and Outstanding:
Institutional Class	13,202
Administrative Class	122,870
Advisor Class	41,941

Net Asset Value Per Share Outstanding:
Institutional Class	$12.27
Administrative Class	12.27
Advisor Class	12.27

Cost of investments in securities	$3,024,051
Cost of investments in Affiliates	$29,221
Cost of foreign currency held	$3,238
Proceeds received on short sales	$5,266
Cost or premiums of financial derivative instruments, net	$309

* Includes repurchase agreements of:	$3,324

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest, net of foreign taxes*	$40,687
Dividends from Investments in Affiliates	389
Total Income	41,076

Expenses:
Investment advisory fees	2,872
Supervisory and administrative fees	2,872
Servicing fees - Administrative Class	1,221
Distribution and/or servicing fees - Advisor Class	639
Trustee fees	33
Interest expense	2,843
Total Expenses	10,480

Net Investment Income (Loss)	30,596

Net Realized Gain (Loss):
Investments in securities	(11,577)
Investments in Affiliates	143
Exchange-traded or centrally cleared financial derivative instruments	2,073
Over the counter financial derivative instruments	(22,180)
Foreign currency	(403)

Net Realized Gain (Loss)	(31,944)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	17,442
Investments in Affiliates	4
Exchange-traded or centrally cleared financial derivative instruments	58
Over the counter financial derivative instruments	14,698
Short Sales	19
Foreign currency assets and liabilities	(407)

Net Change in Unrealized Appreciation (Depreciation)	31,814

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,466

* Foreign tax withholdings	$6

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$30,596	$61,393
Net realized gain (loss)	(31,944)	(60,190)
Net change in unrealized appreciation (depreciation)	31,814	137,220

Net Increase (Decrease) in Net Assets Resulting from Operations	30,466	138,423

Distributions to Shareholders:
From net investment income
Institutional Class	(2,222)	(1,891)
Administrative Class	(20,780)	(23,813)
Advisor Class	(6,548)	(5,957)
Tax basis return of capital
Institutional Class	0	(1,518)
Administrative Class	0	(19,412)
Advisor Class	0	(5,176)

Total Distributions(a)	(29,550)	(57,767)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(266,581)	(349,453)

Total Increase (Decrease) in Net Assets	(265,665)	(268,797)

Net Assets:
Beginning of period	2,450,219	2,719,016
End of period*	$2,184,554	$2,450,219

* Including undistributed (overdistributed) net investment income of:	$11,170	$10,124

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$30,466

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(2,219,290)
Proceeds from sales of long-term securities	2,160,977
(Purchases) Proceeds from sales of short-term portfolio investments, net	503,151
(Increase) decrease in deposits with counterparty	1,117
(Increase) decrease in receivable for investments sold	(634,086)
(Increase) decrease in interest and/or dividends receivable	(374)
(Increase) decrease in dividends receivable from Affiliates	338
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(812)
Proceeds from (Payments on) over the counter financial derivative instruments	(22,618)
(Increase) decrease in other assets	1
Increase (decrease) in payable for investments purchased	(310,837)
Increase (decrease) in deposits from counterparty	(4,475)
Increase (decrease) in accrued investment advisory fees	(66)
Increase (decrease) in accrued supervisory and administrative fees	(65)
Increase (decrease) in accrued distribution fees	1
Increase (decrease) in accrued servicing fees	(41)
Proceeds from (Payments on) short sales transactions, net	(9,892)
Proceeds from (Payments on) foreign currency transactions	(810)
Increase (decrease) in other liabilities	(41)
Net Realized (Gain) Loss
Investments in securities	11,577
Investments in Affiliates	(143)
Exchange-traded or centrally cleared financial derivative instruments	(2,073)
Over the counter financial derivative instruments	22,180
Foreign currency	403
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(17,442)
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	(58)
Over the counter financial derivative instruments	(14,698)
Short sales	(19)
Foreign currency assets and liabilities	407
Net amortization (accretion) on investments	1,346

Net Cash Provided by (Used for) Operating Activities	(505,880)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	164,744
Payments on shares redeemed	(462,065)
Increase (decrease) in overdraft due to custodian	(32)
Cash distributions paid*	0
Proceeds from reverse repurchase agreements	51,191
Payments on reverse repurchase agreements	(51,191)
Proceeds from sale-buyback transactions	6,869,258
Payments on sale-buyback transactions	(6,063,718)

Net Cash Received from (Used for) Financing Activities	508,187

Net Increase (Decrease) in Cash and Foreign Currency	2,307

Cash and Foreign Currency:
Beginning of period	946
End of period	$3,253

* Reinvestment of distributions	$29,550

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$3,600

A Statement of Cash Flows is presented when a Portfolio had a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments were not classified as Level 1 or 2 in the fair value hierarchy.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%
Hilton Worldwide Finance LLC
3.216% due 10/25/2023		$97	$98
Valeant Pharmaceuticals International, Inc.
5.830% due 04/01/2022		11	11

Total Loan Participations and Assignments (Cost $108)			109

CORPORATE BONDS & NOTES 7.1%

BANKING & FINANCE 5.2%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		400	411
4.625% due 10/30/2020		100	106
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	124
Ally Financial, Inc.
3.750% due 11/18/2019		$200	205
6.250% due 12/01/2017		12,900	13,139
American Tower Corp.
2.800% due 06/01/2020		200	203
Bank of America N.A.
1.750% due 06/05/2018		24,780	24,816
BBVA Bancomer S.A.
6.500% due 03/10/2021		600	664
Bear Stearns Cos. LLC
7.250% due 02/01/2018		5,500	5,673
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		2,600	2,704
Deutsche Bank AG
4.250% due 10/14/2021		10,600	11,110
Ford Motor Credit Co. LLC
1.684% due 09/08/2017		300	300
2.943% due 01/08/2019		100	101
General Motors Financial Co., Inc.
2.350% due 10/04/2019		200	200
2.569% due 10/04/2019		100	101
3.100% due 01/15/2019		200	203
Goldman Sachs Group, Inc.
2.446% due 09/15/2020		9,900	10,075
ING Bank NV
2.625% due 12/05/2022		3,200	3,229
International Lease Finance Corp.
5.875% due 04/01/2019		600	638
6.250% due 05/15/2019		500	537
8.250% due 12/15/2020		800	944
8.875% due 09/01/2017		300	304
John Deere Capital Corp.
1.577% due 06/22/2020		7,200	7,212
MetLife, Inc.
6.817% due 08/15/2018		200	211
Mitsubishi UFJ Financial Group, Inc.
3.082% due 03/01/2021		4,900	5,117
Navient Corp.
4.625% due 09/25/2017		200	201
4.875% due 06/17/2019		100	104
5.500% due 01/15/2019		2,600	2,714
OneMain Financial Holdings LLC
6.750% due 12/15/2019		100	105
Santander Holdings USA, Inc.
2.642% due 11/24/2017		500	502
Synchrony Financial
2.580% due 11/09/2017		700	702
Toronto-Dominion Bank
2.250% due 03/15/2021		4,800	4,797
UBS AG
1.539% due 12/07/2018		5,600	5,604
1.799% due 06/08/2020		5,800	5,812
Unibail-Rodamco SE
1.928% due 04/16/2019		5,700	5,684

			114,552

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.8%
AP Moller - Maersk A/S
2.550% due 09/22/2019		$100	$101
BAT International Finance PLC
2.750% due 06/15/2020		100	101
D.R. Horton, Inc.
3.750% due 03/01/2019		100	102
Dell International LLC
3.480% due 06/01/2019		200	205
Enbridge, Inc.
1.946% due 06/15/2020		6,500	6,499
ERAC USA Finance LLC
2.800% due 11/01/2018		100	101
5.250% due 10/01/2020		100	109
Japan Tobacco, Inc.
2.100% due 07/23/2018		100	100
Kinder Morgan Energy Partners LP
9.000% due 02/01/2019		100	110
Kinder Morgan, Inc.
7.250% due 06/01/2018		200	209
Regency Energy Partners LP
5.750% due 09/01/2020		100	108
Ryder System, Inc.
2.450% due 09/03/2019		100	101
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		100	109
Sky PLC
2.625% due 09/16/2019		100	101
Spectra Energy Partners LP
1.920% due 06/05/2020		6,000	6,026
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		100	101
Telefonica Emisiones S.A.U.
5.877% due 07/15/2019		400	430
Time Warner Cable LLC
5.000% due 02/01/2020		200	214
8.250% due 04/01/2019		100	110
TransCanada PipeLines Ltd.
3.800% due 10/01/2020		100	105
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		1,100	1,102
2.450% due 11/20/2019		300	302

			16,446

UTILITIES 1.1%
AT&T, Inc.
1.808% due 01/15/2020		1,900	1,911
2.023% due 07/15/2021		6,000	6,066
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	1,700	2,264
Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019		$100	106
Petrobras Global Finance BV
4.375% due 05/20/2023		400	378
5.375% due 01/27/2021		7,600	7,746
6.125% due 01/17/2022		4,100	4,243
6.625% due 01/16/2034	GBP	100	127
8.375% due 05/23/2021		$300	337
Plains All American Pipeline LP
2.600% due 12/15/2019		100	100

			23,278

Total Corporate Bonds & Notes (Cost $152,916)			154,276

MUNICIPAL BONDS & NOTES 0.1%

SOUTH CAROLINA 0.1%
South Carolina Student Loan Corp. Revenue Bonds, Series 2005
1.342% due 12/01/2023		1,700	1,699

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$655	$642

Total Municipal Bonds & Notes (Cost $2,325)		2,341

U.S. GOVERNMENT AGENCIES 1.3%
Fannie Mae
1.120% due 12/25/2036	46	45
1.366% due 08/25/2034	46	46
1.566% due 07/25/2037 - 05/25/2042	74	75
1.656% due 05/25/2036	20	20
1.892% due 07/01/2044 - 09/01/2044	38	39
1.896% due 02/25/2041	1,646	1,669
2.914% due 10/01/2035	122	127
3.129% due 05/25/2035	367	388
Fannie Mae, TBA
3.500% due 08/01/2032	5,000	5,198
Freddie Mac
1.309% due 10/15/2020	102	102
1.389% due 02/15/2019	6	6
1.476% due 08/25/2031	46	45
1.609% due 08/15/2033 - 09/15/2042	9,157	9,182
1.892% due 10/25/2044 - 02/25/2045	3,497	3,535
2.859% due 01/01/2034	90	95
3.126% due 12/01/2035	26	27
Ginnie Mae
2.550% due 04/20/2067	2,901	2,996
NCUA Guaranteed Notes
1.534% due 10/07/2020	1,722	1,724
1.644% due 12/08/2020	3,432	3,452
Small Business Administration
5.902% due 02/10/2018	51	53
6.020% due 08/01/2028	637	703

Total U.S. Government Agencies (Cost $29,337)		29,527

U.S. TREASURY OBLIGATIONS 107.8%
U.S. Treasury Bonds
3.000% due 02/15/2047 (e)	12,570	12,992
3.000% due 05/15/2047 (f)	5,830	6,028
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2019 (f)	25,703	25,724
0.125% due 04/15/2020 (f)(h)	97,319	97,495
0.125% due 04/15/2021 (f)(h)	150,025	149,842
0.125% due 01/15/2022 (f)(j)	23,218	23,193
0.125% due 04/15/2022 (f)	54,296	54,053
0.125% due 07/15/2022 (f)	147,231	147,107
0.125% due 01/15/2023 (f)(j)	137,403	136,200
0.125% due 07/15/2024 (f)	57,898	56,891
0.125% due 07/15/2026 (j)	21,688	20,929
0.250% due 01/15/2025 (f)	87,012	85,495
0.375% due 07/15/2023 (f)(h)	147,443	148,464
0.375% due 07/15/2025 (f)(j)	25,377	25,195
0.375% due 01/15/2027 (f)	20,550	20,191
0.625% due 07/15/2021 (f)	49,128	50,370
0.625% due 01/15/2024 (f)	58,311	59,161
0.625% due 01/15/2026 (f)	142,142	143,105
0.625% due 02/15/2043 (f)(j)	5,765	5,313
0.750% due 02/15/2042 (f)	10,378	9,892
0.750% due 02/15/2045 (f)(j)	56,939	53,499
0.875% due 02/15/2047 (f)	20,848	20,253
1.000% due 02/15/2046 (f)	37,537	37,546
1.250% due 07/15/2020 (f)	2,736	2,853
1.375% due 07/15/2018 (f)(h)(j)	1,179	1,198
1.375% due 01/15/2020 (f)	84,358	87,478
1.375% due 02/15/2044 (f)	70,277	76,555
1.625% due 01/15/2018 (f)(h)(j)	3,035	3,050
1.750% due 01/15/2028 (f)	64,151	71,552
1.875% due 07/15/2019 (f)(h)(j)	9,735	10,152
2.000% due 01/15/2026 (f)	38,316	42,959

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 02/15/2040 (f)		$42,596	$53,047
2.125% due 02/15/2041 (j)		4,411	5,518
2.375% due 01/15/2025 (f)		132,568	151,074
2.375% due 01/15/2027 (f)		18,079	21,079
2.500% due 01/15/2029 (f)		112,643	135,550
3.625% due 04/15/2028 (f)		67,714	88,527
3.875% due 04/15/2029 (f)		60,979	82,860
U.S. Treasury Notes
1.875% due 02/28/2022 (f)		60,100	60,174
1.875% due 04/30/2022 (j)		100	100
2.000% due 11/15/2026 (f)		1,300	1,268
2.750% due 02/15/2024 (f)		68,700	71,467

Total U.S. Treasury Obligations (Cost $2,388,938)			2,355,399

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%
Adjustable Rate Mortgage Trust
3.355% due 05/25/2036		242	225
Alliance Bancorp Trust
1.456% due 07/25/2037		1,223	1,032
American Home Mortgage Investment Trust
2.914% due 09/25/2045		197	197
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		98	98
Banc of America Funding Trust
1.432% due 07/20/2036		107	107
3.131% due 02/20/2036		509	505
3.559% due 01/20/2047 ^		282	266
Banc of America Mortgage Trust
3.439% due 02/25/2036 ^		333	311
3.490% due 11/25/2034		59	57
3.778% due 06/25/2035		98	93
Bear Stearns Adjustable Rate Mortgage Trust
2.820% due 08/25/2035		145	145
2.830% due 10/25/2035		768	756
3.359% due 01/25/2035		329	325
3.427% due 03/25/2035		332	326
3.621% due 07/25/2036 ^		503	477
Bear Stearns ALT-A Trust
3.361% due 09/25/2035		1,577	1,357
3.416% due 03/25/2036 ^		568	446
Chase Mortgage Finance Trust
3.435% due 02/25/2037		38	38
ChaseFlex Trust
6.000% due 02/25/2037 ^		494	375
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.496% due 01/25/2035		15	14
Citigroup Mortgage Loan Trust, Inc.
2.830% due 09/25/2035		22	21
2.990% due 03/25/2036 ^		884	847
3.430% due 05/25/2035		30	30
3.667% due 09/25/2037 ^		874	800
Countrywide Alternative Loan Trust
1.326% due 06/25/2046		281	262
1.392% due 02/20/2047 ^		524	417
1.396% due 05/25/2047		147	138
1.406% due 09/25/2046 ^		4,515	3,884
1.496% due 12/25/2035		31	28
1.732% due 12/25/2035		94	86
Countrywide Home Loan Mortgage Pass-Through Trust
3.172% due 05/20/2036 ^		119	101
3.528% due 11/19/2033		20	20
5.500% due 08/25/2035 ^		92	86
6.000% due 04/25/2036		635	569
Deutsche ALT-B Securities, Inc.
1.316% due 10/25/2036 ^		15	12
Eurosail PLC
1.240% due 06/13/2045	GBP	3,438	4,311
First Horizon Alternative Mortgage Securities Trust
3.129% due 06/25/2034		$201	198
6.000% due 02/25/2037		535	442
First Horizon Mortgage Pass-Through Trust
3.142% due 08/25/2035		355	308
3.184% due 02/25/2035		754	756
GreenPoint Mortgage Funding Trust
1.486% due 11/25/2045		190	168
1.656% due 06/25/2045		283	258

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Trust
4.592% due 08/10/2043		$6,000	$6,372
GSR Mortgage Loan Trust
3.109% due 09/25/2035		349	355
3.130% due 12/25/2034		580	583
3.498% due 01/25/2035		172	170
3.525% due 07/25/2035		440	442
HarborView Mortgage Loan Trust
1.489% due 02/19/2036		175	145
1.552% due 06/20/2035		93	91
1.649% due 05/19/2035		85	80
IndyMac Mortgage Loan Trust
1.996% due 05/25/2034		35	33
3.079% due 12/25/2034		157	150
3.686% due 11/25/2035 ^		378	359
JPMorgan Mortgage Trust
3.199% due 08/25/2035 ^		250	242
3.252% due 09/25/2035		117	107
3.258% due 07/27/2037		760	726
3.275% due 08/25/2035		280	281
3.411% due 07/25/2035		206	209
3.505% due 02/25/2035		208	206
3.576% due 07/25/2035		472	476
JPMorgan Resecuritization Trust
6.000% due 02/27/2037		162	164
Marche Mutui SRL
0.062% due 02/25/2055	EUR	24	27
1.921% due 01/27/2064		400	459
MASTR Adjustable Rate Mortgages Trust
3.190% due 11/21/2034		$225	232
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.859% due 11/15/2031		124	117
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.599% due 12/15/2030		141	137
Merrill Lynch Mortgage Investors Trust
1.466% due 11/25/2035		175	166
2.051% due 10/25/2035		134	129
3.073% due 12/25/2035		182	168
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		94	94
Morgan Stanley Capital Trust
5.809% due 12/12/2049		209	209
Morgan Stanley Mortgage Loan Trust
3.110% due 06/25/2036		402	398
Residential Accredit Loans, Inc. Trust
1.516% due 08/25/2035		117	96
Residential Asset Securitization Trust
1.616% due 05/25/2035		954	778
Royal Bank of Scotland Capital Funding Trust
6.335% due 12/16/2049		412	412
Sequoia Mortgage Trust
1.412% due 07/20/2036		960	920
1.909% due 10/19/2026		40	39
Structured Adjustable Rate Mortgage Loan Trust
2.132% due 01/25/2035		125	113
3.336% due 08/25/2035		140	139
3.396% due 02/25/2034		157	158
3.529% due 12/25/2034		229	226
Structured Asset Mortgage Investments Trust
1.406% due 06/25/2036		95	86
1.426% due 04/25/2036		383	347
1.459% due 07/19/2035		861	839
1.869% due 10/19/2034		83	80
Swan Trust
2.915% due 04/25/2041	AUD	143	111
Thrones PLC
1.836% due 07/20/2044	GBP	46	60
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	6,879
WaMu Mortgage Pass-Through Certificates Trust
1.462% due 01/25/2047		662	624
1.502% due 12/25/2046		93	89
1.502% due 05/25/2047		414	376
1.732% due 02/25/2046		147	144

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.932% due 11/25/2042		$19	$18
2.145% due 07/25/2046		634	607
2.145% due 11/25/2046		88	84
3.061% due 12/25/2035		162	151
3.312% due 08/25/2035		86	82
Wells Fargo Mortgage-Backed Securities Trust
3.193% due 09/25/2034		53	54

Total Non-Agency Mortgage-Backed Securities (Cost $45,523)			47,731

ASSET-BACKED SECURITIES 5.1%
Ares CLO Ltd.
2.380% due 08/28/2025		1,200	1,203
Argent Mortgage Loan Trust
1.696% due 05/25/2035		1,015	919
Atlas Senior Loan Fund Ltd.
2.400% due 01/30/2024		1,595	1,598
Cadogan Square CLO BV
0.000% due 07/24/2023	EUR	137	157
CELF Low Levered Partners PLC
0.000% due 03/04/2024		71	81
CIT Mortgage Loan Trust
2.566% due 10/25/2037		$874	870
Citigroup Mortgage Loan Trust, Inc.
1.296% due 01/25/2037		148	96
1.466% due 06/25/2037		7,000	6,785
College Loan Corp. Trust
1.406% due 01/25/2024		800	791
Countrywide Asset-Backed Certificates
1.466% due 03/25/2037		1,300	1,183
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021		2,829	2,838
Credit-Based Asset Servicing and Securitization LLC
1.276% due 11/25/2036		79	46
CVP Cascade CLO Ltd.
2.308% due 01/16/2026		600	600
Equity One Mortgage Pass-Through Trust
1.816% due 04/25/2034		84	72
Finn Square CLO Ltd.
2.506% due 12/24/2023		751	752
First Franklin Mortgage Loan Trust
1.686% due 11/25/2036		2,500	2,201
Flagship Ltd.
2.276% due 01/20/2026		4,700	4,703
Fortress Credit BSL Ltd.
2.308% due 10/19/2025		3,000	3,001
Fremont Home Loan Trust
1.351% due 10/25/2036		1,286	1,169
GSAMP Trust
1.286% due 12/25/2036		94	51
1.951% due 09/25/2035 ^		118	112
2.191% due 03/25/2035 ^		77	64
Hildene CLO Ltd.
2.308% due 01/17/2026		4,200	4,210
2.338% due 07/19/2026		3,300	3,308
HSI Asset Securitization Corp. Trust
1.266% due 10/25/2036		6	3
IndyMac Mortgage Loan Trust
1.286% due 07/25/2036		777	365
Jamestown CLO Ltd.
2.378% due 01/17/2027		5,800	5,800
Lehman XS Trust
1.376% due 05/25/2036		1,895	1,854
4.755% due 06/25/2036		756	751
MASTR Asset-Backed Securities Trust
1.716% due 10/25/2035 ^		89	81
Merrill Lynch Mortgage Investors Trust
1.296% due 09/25/2037		25	9
1.336% due 02/25/2037		354	172
Morgan Stanley IXIS Real Estate Capital Trust
1.266% due 11/25/2036		12	6
Navient Student Loan Trust
2.366% due 03/25/2066		4,018	4,065

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NovaStar Mortgage Funding Trust
1.686% due 01/25/2036		$2,100	$1,971
OHA Credit Partners Ltd.
2.166% due 10/20/2025		5,600	5,600
OneMain Financial Issuance Trust
2.470% due 09/18/2024		3,904	3,914
Palmer Square CLO Ltd.
2.378% due 10/17/2027		6,000	6,002
Park Place Securities, Inc.
1.686% due 09/25/2035		3,200	3,100
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.706% due 09/25/2035		800	784
2.266% due 10/25/2034		4,000	3,833
PDM CLO BV
0.510% due 02/14/2023	EUR	100	114
RAAC Trust
1.556% due 08/25/2036		$700	670
Renaissance Home Equity Loan Trust
1.976% due 12/25/2032		64	61
Residential Asset Mortgage Products Trust
1.244% due 10/25/2034		226	217
Securitized Asset-Backed Receivables LLC Trust
1.276% due 12/25/2036 ^		336	115
Shackleton CLO Ltd.
2.275% due 01/13/2025		700	702
SLM Student Loan Trust
0.000% due 01/25/2024	EUR	2,669	3,040
0.000% due 06/17/2024		679	772
1.196% due 04/25/2019		$4,191	4,179
2.656% due 04/25/2023		6,471	6,614
Soundview Home Loan Trust
1.276% due 11/25/2036		53	22
Structured Asset Investment Loan Trust
1.436% due 12/25/2035		461	454
Structured Asset Securities Corp. Mortgage Loan Trust
2.551% due 04/25/2035		343	329
Symphony CLO LP
2.255% due 01/09/2023		4,178	4,189
Symphony CLO Ltd.
2.338% due 10/17/2026		900	902
TICP CLO Ltd.
2.316% due 07/20/2026		8,800	8,801
VOLT LLC
3.500% due 06/26/2045		1,999	2,009
3.500% due 03/25/2047		655	658
3.875% due 04/25/2055		21	21
Voya CLO Ltd.
2.458% due 10/15/2022		1,909	1,907

Total Asset-Backed Securities (Cost $108,820)			110,896

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 8.1%
Argentine Government International Bond
6.875% due 01/26/2027		$7,000	$7,255
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	1,000	1,226
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2017 (b)	BRL	15,200	4,483
0.000% due 01/01/2018 (b)		129,500	37,460
0.000% due 07/01/2018 (b)		202,000	56,103
Canada Government International Bond
4.250% due 12/01/2026 (d)	CAD	5,791	6,084
Japan Government International Bond
0.100% due 03/10/2024 (d)	JPY	205,200	1,892
0.100% due 03/10/2027 (d)		1,563,432	14,581
Mexico Government International Bond
4.750% due 06/14/2018	MXN	65,102	3,519
7.750% due 05/29/2031		70,941	4,189
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	7,354	5,474
3.000% due 09/20/2030 (d)		15,411	12,692
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	154,000	1,364
4.500% due 07/03/2017		300,000	2,677
United Kingdom Gilt
0.125% due 03/22/2046 (d)	GBP	4,403	9,138
0.125% due 03/22/2058 (d)		391	990
0.125% due 11/22/2065 (d)		2,495	7,206
1.500% due 07/22/2047		390	466
3.250% due 01/22/2044		550	916

Total Sovereign Issues (Cost $179,797)			177,715

SHORT-TERM INSTRUMENTS 5.4%

CERTIFICATES OF DEPOSIT 4.6%
Barclays Bank PLC
1.710% due 03/16/2018		$7,100	7,099
1.949% due 11/06/2017		9,400	9,422
Credit Suisse AG
2.028% due 09/12/2017		17,600	17,628
Mitsubishi UFJ Trust & Banking Corp.
1.987% due 09/19/2017		4,700	4,707
Natixis NY
1.979% due 09/25/2017		18,500	18,528
Norinchukin Bank
1.871% due 10/10/2017		19,200	19,238
Sumitomo Mitsui Banking Corp.
1.946% due 09/15/2017		6,700	6,709
Sumitomo Mitsui Trust Bank Ltd.
1.997% due 09/18/2017		12,100	12,118

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.012% due 10/06/2017		$5,600	$5,610

			101,059

REPURCHASE AGREEMENTS (e) 0.2%
			3,324

ARGENTINA TREASURY BILLS 0.3%
2.998% due 07/14/2017 - 12/15/2017 (a)(b)		6,500	6,453

MEXICO TREASURY BILLS 0.3%
6.836% due 08/17/2017 - 01/04/2018 (a)(b)	MXN	105,280	5,694

U.S. TREASURY BILLS 0.0%
0.899% due 08/31/2017 (b)(c)(f)		$344	343

Total Short-Term Instruments (Cost $116,287)			116,873

Total Investments in Securities (Cost $3,024,051)			2,994,867

		SHARES
INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%
PIMCO Short-Term Floating NAV Portfolio III		2,955,748	29,221

Total Short-Term Instruments (Cost $29,221)			29,221

Total Investments in Affiliates (Cost $29,221)			29,221

Total Investments 138.4% (Cost $3,053,272)			$3,024,088

Financial Derivative Instruments (g)(h) (0.0)% (Cost or Premiums, net $309)			(284)

Other Assets and Liabilities, net (38.4)%			(839,250)

Net Assets 100.0%			$2,184,554

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$3,324	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(3,392)	$3,324	$3,324

Total Repurchase Agreements						$(3,392)	$3,324	$3,324

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	1.320%	06/19/2017	07/19/2017	$(3,027)	$(3,029)
	1.380	06/28/2017	07/05/2017	(737)	(737)
	2.640	06/19/2017	07/19/2017	(44,667)	(44,690)
BPG	1.310	06/14/2017	07/14/2017	(14,720)	(14,730)
	1.430	07/03/2017	07/06/2017	(989,176)	(989,176)
	1.450	07/05/2017	07/06/2017	(360,904)	(360,904)
GSC	1.060	06/08/2017	07/10/2017	(13,108)	(13,118)
	1.150	06/13/2017	07/13/2017	(32,778)	(32,799)
	1.160	06/02/2017	07/05/2017	(66,676)	(66,743)
	1.370	07/03/2017	07/06/2017	(94,094)	(94,094)
TDM	0.920	04/04/2017	07/06/2017	(51,403)	(51,521)
	0.960	04/06/2017	07/06/2017	(148,903)	(149,253)
	0.960	04/19/2017	07/13/2017	(228,149)	(228,605)
	1.030	05/11/2017	09/01/2017	(86,991)	(87,123)
	1.040	05/04/2017	07/10/2017	(17,456)	(17,486)
	1.090	05/09/2017	07/10/2017	(42,144)	(42,214)
	1.110	05/10/2017	07/10/2017	(19,778)	(19,811)
	1.170	06/05/2017	07/07/2017	(202)	(202)
	1.180	06/07/2017	07/07/2017	(2,790)	(2,792)
	1.200	06/06/2017	07/06/2017	(7,934)	(7,942)
UBS	1.200	06/07/2017	08/07/2017	(26,988)	(27,011)
	2.440	06/06/2017	09/06/2017	(41,006)	(41,043)

Total Sale-Buyback Transactions					$(2,295,023)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
Fannie Mae, TBA	4.000%	08/01/2047	$5,000	$(5,266)	$(5,246)

Total Short Sales (0.2)%				$(5,266)	$(5,246)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
SSB	$3,324	$0	$0	$3,324	$(3,392)	$(68)

Master Securities Forward Transaction Agreement
BCY	0	0	(48,456)	(48,456)	48,249	(207)
BPG	0	0	(1,364,810)	(1,364,810)	1,343,447	(21,363)
GSC	0	0	(206,754)	(206,754)	204,001	(2,753)
TDM	0	0	(606,949)	(606,949)	603,459	(3,490)
UBS	0	0	(68,054)	(68,054)	67,507	(547)

Total Borrowings and Other Financing Transactions	$3,324	$0	$(2,295,023)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(2,139,846)	$(155,177)	$0	$(2,295,023)

Total Borrowings	$0	$(2,139,846)	$(155,177)	$0	$(2,295,023)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(2,295,023)

(f)	Securities with an aggregate market value of $2,266,663 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(578,556) at a weighted average interest rate of 0.886%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Payable for sale-buyback transactions includes $(560) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note September Futures	$122.500	08/25/2017	130	$1	$0
Put - CBOT U.S. Treasury 10-Year Note September Futures	115.000	08/25/2017	266	2	0
Put - CBOT U.S. Treasury 10-Year Note September Futures	116.500	08/25/2017	140	1	2
Call - CBOT U.S. Treasury 10-Year Note September Futures	135.500	08/25/2017	439	4	1
Call - CBOT U.S. Treasury 10-Year Note September Futures	136.000	08/25/2017	34	0	0
Call - CBOT U.S. Treasury 30-Year Bond September Futures	182.000	08/25/2017	393	4	0
Put - CME 90-Day Eurodollar March Futures	98.250	03/19/2018	1,154	114	94

				$126	$97

Total Purchased Options				$126	$97

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August Futures	$126.000	07/21/2017	360	$(67)	$(283)
Call - CBOT U.S. Treasury 10-Year Note August Futures	127.500	07/21/2017	360	(90)	(16)
Put - CBOT U.S. Treasury 10-Year Note September Futures	124.500	08/25/2017	188	(82)	(87)
Call - CBOT U.S. Treasury 10-Year Note September Futures	127.500	08/25/2017	188	(97)	(37)
Call - CME 90-Day Eurodollar March Futures	98.750	03/19/2018	1,154	(131)	(43)

				$(467)	$(466)

Total Written Options				$(467)	$(466)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bobl September Futures	09/2017	19	EUR	2,858	$(29)	$0	$(10)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2017	76	$	12,607	252	0	(52)

					$223	$0	$(62)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-OAT France Government 10-Year Bond September Futures	09/2017	29	EUR	(4,918)	$29	$43	$0
Japan Government 10-Year Bond September Futures	09/2017	33	JPY	(44,042)	61	120	0
U.S. Treasury 5-Year Note September Futures	09/2017	753		$(88,730)	180	130	0
U.S. Treasury 10-Year Note September Futures	09/2017	31		(3,891)	14	9	0
U.S. Treasury 30-Year Bond September Futures	09/2017	489		(75,153)	(558)	275	0
United Kingdom Long Gilt September Futures	09/2017	106	GBP	(17,336)	258	153	0

					$(16)	$730	$0

Total Futures Contracts					$207	$730	$(62)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
							Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022	$ 35,450	$(2,552)	$47	$(2,505)	$0	$(82)
iTraxx Europe Main 26 5-Year Index	1.000	12/20/2021	EUR 11,800	(207)	(103)	(310)	10	0
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022	31,500	(570)	(220)	(790)	30	0

				$(3,329)	$(276)	$(3,605)	$40	$(82)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	12/21/2026	$		2,200	$(62)	$156	$94	$7	$0
Receive	3-Month USD-LIBOR	1.250	06/15/2018			22,900	107	(146)	(39)	0	(2)
Receive	3-Month USD-LIBOR	1.250	06/21/2019			85,000	510	81	591	36	0
Pay(4)	3-Month USD-LIBOR	2.678	10/25/2023			17,300	0	363	363	0	(38)
Pay(4)	3-Month USD-LIBOR	2.670	11/19/2023			14,000	0	281	281	0	(31)
Pay(4)	3-Month USD-LIBOR	2.681	12/12/2023			14,000	0	281	281	0	(31)
Pay(4)	3-Month USD-LIBOR	2.500	12/19/2023			19,600	(158)	383	225	0	(43)
Receive(4)	3-Month USD-LIBOR	2.500	02/22/2026			42,030	(135)	220	85	72	0
Receive(4)	3-Month USD-LIBOR	2.400	03/16/2026			116,900	(842)	1,630	788	197	0
Receive(4)	3-Month USD-LIBOR	2.300	04/21/2026			34,000	(141)	535	394	56	0
Receive(4)	3-Month USD-LIBOR	2.300	04/27/2026			40,600	(158)	631	473	66	0
Receive	3-Month USD-LIBOR	2.250	06/15/2026			540	(28)	26	(2)	2	0
Receive(4)	3-Month USD-LIBOR	1.850	07/27/2026			12,800	(20)	436	416	19	0
Receive(4)	3-Month USD-LIBOR	2.000	07/27/2026			79,200	1,124	924	2,048	120	0
Receive	3-Month USD-LIBOR	1.750	06/21/2047			11,300	(2,155)	147	(2,008)	0	(43)
Receive(4)	3-Month USD-LIBOR	2.969	10/25/2048			2,180	0	(158)	(158)	11	0
Receive(4)	3-Month USD-LIBOR	2.951	11/19/2048			3,000	0	(205)	(205)	15	0
Receive(4)	3-Month USD-LIBOR	2.953	12/12/2048			3,000	0	(204)	(204)	15	0
Receive(4)	3-Month USD-LIBOR	2.750	12/19/2048			4,800	128	(247)	(119)	23	0
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		GBP	41,780	(563)	(124)	(687)	529	0
Receive	6-Month GBP-LIBOR	2.000	09/16/2045			2,655	(423)	84	(339)	83	0
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048			15,020	(927)	314	(613)	493	0
Receive	6-Month JPY-LIBOR	1.500	12/21/2045		JPY	65,600	(99)	(8)	(107)	6	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		MXN	29,000	(3)	20	17	0	(3)
Pay	28-Day MXN-TIIE	7.350	11/17/2021			22,800	0	29	29	0	(3)
Pay	28-Day MXN-TIIE	7.200	06/05/2024			98,500	1	67	68	0	(27)
Pay	28-Day MXN-TIIE	8.035	12/17/2026			141,600	(14)	516	502	0	(45)
Pay	28-Day MXN-TIIE	7.733	02/25/2027			25,100	37	21	58	0	(8)
Pay	CPTFEMU	0.580	10/15/2017		EUR	6,800	(22)	40	18	6	0
Pay	CPTFEMU	0.830	05/15/2018			16,800	(73)	(147)	(220)	0	(14)
Pay	CPTFEMU	0.625	09/15/2018			9,200	(25)	71	46	1	0
Pay	CPTFEMU	0.650	10/15/2018			5,400	(13)	43	30	1	0
Pay	CPTFEMU	0.806	04/15/2021			9,500	65	167	232	15	0
Pay	CPTFEMU	0.875	05/15/2021			12,800	84	208	292	21	0
Pay	CPTFEMU	1.165	12/15/2021			3,100	2	4	6	5	0
Pay	CPTFEMU	1.177	05/15/2026			2,900	(76)	8	(68)	0	(9)
Pay	CPTFEMU	1.385	12/15/2026			20,700	21	18	39	0	(75)
Pay	CPTFEMU	1.360	06/15/2027			7,500	0	20	20	30	0
Pay	CPURNSA	1.010	10/16/2017		$	9,100	93	(9)	84	16	0
Pay	CPURNSA	1.710	04/27/2018			19,300	0	(77)	(77)	14	0
Pay	CPURNSA	1.680	04/28/2018			126,400	0	(459)	(459)	107	0
Pay	CPURNSA	1.935	04/27/2019			19,300	0	131	131	0	(11)
Pay	CPURNSA	1.793	06/15/2019			5,800	0	0	0	4	0
Pay	CPURNSA	2.027	11/23/2020			10,200	0	(55)	(55)	9	0
Pay	CPURNSA	2.021	11/25/2020			9,700	0	(51)	(51)	8	0
Pay	CPURNSA	1.550	07/26/2021			7,200	244	(115)	129	9	0
Pay	CPURNSA	1.603	09/12/2021			5,560	167	(89)	78	9	0
Pay	CPURNSA	2.500	07/15/2022			30,300	(2,696)	(375)	(3,071)	39	0
Pay	CPURNSA	1.730	07/26/2026			7,200	(386)	176	(210)	0	(7)
Pay	CPURNSA	1.800	09/12/2026			17,300	(175)	(198)	(373)	0	(24)
Pay	CPURNSA	1.801	09/12/2026			5,560	(257)	138	(119)	0	(8)
Pay	CPURNSA	1.805	09/12/2026			4,900	(224)	121	(103)	0	(7)
Pay	CPURNSA	1.780	09/15/2026			4,600	(223)	113	(110)	0	(6)
Pay	FRCPXTOB	0.890	11/15/2018		EUR	2,400	4	(6)	(2)	1	0
Pay	FRCPXTOB	1.438	06/15/2027			7,500	1	(15)	(14)	0	(31)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	UKRPI	3.350%	05/15/2030	GBP	7,000	$75	$(1)	$74	$0	$(78)
Pay	UKRPI	3.400	06/15/2030		12,500	(46)	262	216	0	(143)
Pay	UKRPI	3.325	08/15/2030		17,800	(304)	154	(150)	0	(236)
Pay	UKRPI	3.275	09/15/2030		10,500	(499)	269	(230)	0	(133)
Pay	UKRPI	3.300	12/15/2030		400	(19)	7	(12)	0	(5)
Pay	UKRPI	3.530	10/15/2031		2,700	28	(3)	25	0	(3)
Pay	UKRPI	3.358	04/15/2035		2,700	(60)	21	(39)	0	(53)
Pay	UKRPI	3.585	10/15/2046		6,300	(456)	22	(434)	282	0
Pay	UKRPI	3.428	03/15/2047		1,130	0	52	52	46	0

						$(8,591)	$6,498	$(2,093)	$2,373	$(1,117)

Total Swap Agreements						$(11,920)	$6,222	$(5,698)	$2,413	$(1,199)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$97	$730	$2,413	$3,240	$(466)	$(62)	$(1,199)	$(1,727)

(h)	Securities with an aggregate market value of $14,034 and cash of $3,826 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2017		$10,226	AUD	13,478	$133	$0
	08/2017	AUD	13,478		$10,222	0	(133)
BOA	07/2017		13,478		10,036	0	(323)
	07/2017	EUR	141		158	0	(4)
BPS	07/2017	CAD	8,098		6,017	0	(227)
	07/2017		$6,873	EUR	6,042	28	0
	07/2017		21,232	JPY	2,376,914	0	(99)
	07/2017		371	MXN	7,070	18	0
	08/2017	EUR	6,042		$6,883	0	(28)
	08/2017	JPY	2,376,913		21,257	99	0
	08/2017	MXN	27,095		1,356	0	(126)
	08/2017		$269	MXN	4,912	0	0
	10/2017	BRL	72,900		$21,712	98	0
	10/2017		$13,840	BRL	46,400	0	(84)
	01/2018	BRL	7,780		$2,155	0	(119)
	03/2018	MXN	88,380		4,226	0	(471)
	03/2018		$4,455	MXN	88,380	243	0
	07/2018	BRL	57,600		$16,434	78	0
CBK	07/2017		35,126		10,618	15	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2017	GBP	40,021		$51,494	$0	$(631)
	07/2017		$10,683	BRL	35,126	0	(80)
	07/2017		18,182	NZD	24,883	52	0
	08/2017	NZD	24,883		$18,174	0	(51)
	09/2017		$2,692	ARS	45,041	0	(82)
	09/2017		6,176	RUB	358,013	0	(203)
DUB	10/2017		19,181	BRL	64,100	0	(177)
	01/2018	BRL	69,900		$19,645	0	(782)
	07/2018		69,000		19,737	145	0
FBF	07/2017		15,871		4,805	14	0
	07/2017	CNH	621		90	0	(2)
	07/2017		$4,797	BRL	15,871	0	(7)
	07/2017		5,632	INR	369,970	83	0
	08/2017	MXN	24,130		$1,208	0	(113)
GLM	07/2017	BRL	19,255		5,783	0	(29)
	07/2017	JPY	2,376,913		21,468	335	0
	07/2017	NZD	16,120		11,414	0	(399)
	07/2017		$5,820	BRL	19,255	0	(8)
	07/2017		4,012	EUR	3,561	56	0
	07/2017		10,818	GBP	8,442	177	0
	08/2017	MXN	1,770		$88	0	(8)
	08/2017		$5,748	BRL	19,252	29	0
	08/2017	ZAR	11,855		$879	0	(23)
	10/2017	RUB	356,127		6,076	171	0
	10/2017		$8,682	BRL	29,100	0	(54)
	01/2018	MXN	10,545		$515	0	(50)
HUS	07/2017		$5,327	GBP	4,125	46	0
	08/2017		1,707		1,313	5	0
	08/2017		114	MXN	2,050	0	(2)
	10/2017		25,571	BRL	85,600	0	(193)
	07/2018	BRL	75,400		$21,524	114	0
JPM	07/2017	EUR	153		175	0	0
	07/2017	NZD	8,763		6,195	0	(226)
	07/2017		$6,178	CAD	8,098	67	0
	07/2017		5,616	GBP	4,334	29	0
	08/2017	CAD	8,098		$6,181	0	(67)
	08/2017	MXN	18,625		985	0	(35)
	08/2017		$2,755	JPY	308,000	0	(13)
	08/2017		128	MXN	2,322	0	(1)
	10/2017	BRL	88,900		$26,147	0	(210)
	01/2018		13,020		3,599	0	(206)
MSB	09/2017		$151	MYR	650	0	(1)
NGF	07/2017	MXN	7,070		$348	0	(42)
	08/2017		10,600		517	0	(61)
	10/2017	BRL	78,600		22,936	0	(368)
	11/2017	MXN	31,140		1,510	0	(167)
	01/2018	BRL	38,800		10,816	0	(522)
SCX	08/2017	MXN	122,632		6,633	0	(87)
UAG	07/2017	EUR	9,462		10,643	0	(164)
	07/2017		$31,290	GBP	24,415	509	0
	08/2017	GBP	24,415		$31,318	0	(509)

Total Forward Foreign Currency Contracts						$2,544	$(7,187)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150%	06/15/2018	$	7,500	$751	$161
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		7,500	751	905
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.720	07/16/2018		49,000	559	778
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		64,400	747	939
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		8,100	810	174
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		8,100	810	977

								$4,428	$3,934

Total Purchased Options								$4,428	$3,934

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC GBP versus USD	$	1.265	07/05/2017	GBP	4,900	$(29)	$0
MSB	Put - OTC GBP versus USD		1.266	07/06/2017		4,300	(26)	0

							$(55)	$0

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount		Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$	3,900	$(34)	$0
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		33,400	(298)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		4,400	(57)	0
DUB	Floor - OTC YOY CPURNSA	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018		5,100	(49)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	8,600	(391)	(100)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	34,300	(250)	(7)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		2,900	(20)	(1)
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		33,100	(374)	(137)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		14,800	(273)	(83)

							$(1,746)	$(328)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
RYL	Call - OTC 5-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Receive	1.800%	11/07/2017	$ 26,000	$(226)	$(9)
	Put - OTC 5-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	2.600	11/07/2017	26,000	(226)	(254)

							$(452)	$(263)

Total Written Options							$(2,253)	$(591)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		121		5,410		(1,370)		(791)		(1,120)		2,250
Notional Amount in $	$	1,072,700		$114,688		$(743,970)	$	(165,018)	$	(94,500)	$	183,900
Notional Amount in EUR	EUR	44,000	EUR	86,600	EUR	(24,200)	EUR	(54,500)	EUR	(43,300)	EUR	8,600
Notional Amount in GBP	GBP	19,010	GBP	69,212	GBP	0	GBP	(59,018)	GBP	(20,004)	GBP	9,200
Premiums	$	(11,699)		$(4,126)		$9,219	$	2,372	$	1,514	$	(2,720)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	06/20/2022	2.376%	$400	$(25)	$0	$0	$(25)
BPS	Mexico Government International Bond	1.000	06/20/2021	0.837	10,400	(263)	331	68	0
BRC	Mexico Government International Bond	1.000	06/20/2021	0.837	500	(13)	16	3	0
CBK	Brazil Government International Bond	1.000	06/20/2021	1.885	800	(69)	43	0	(26)
	Mexico Government International Bond	1.000	06/20/2021	0.837	1,000	(24)	31	7	0
DUB	Brazil Government International Bond	1.000	06/20/2021	1.885	1,100	(95)	59	0	(36)
	Italy Government International Bond	1.000	03/20/2019	0.364	7,700	(133)	220	87	0
	Mexico Government International Bond	1.000	06/20/2021	0.837	2,800	(73)	91	18	0
FBF	Mexico Government International Bond	1.000	06/20/2021	0.837	2,900	(75)	94	19	0
HUS	Brazil Government International Bond	1.000	06/20/2022	2.376	2,000	(130)	5	0	(125)
	Mexico Government International Bond	1.000	06/20/2021	0.837	6,500	(162)	205	43	0
NGF	Russia Government International Bond	1.000	06/20/2021	1.333	1,900	(117)	93	0	(24)

						$(1,179)	$1,188	$245	$(236)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
							Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$ 4,300	$(224)	$197	$0	$(27)
GST	CMBX.NA.AAA.8 Index	0.500	10/17/2057	1,400	(73)	64	0	(9)

					$(297)	$261	$0	$(36)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.570%	11/23/2020		$1,500	$0	$16	$16	$0
	Pay	UKRPI	3.430	06/15/2030	GBP	4,900	1	123	124	0
BPS	Pay	CPTFEMU	0.806	04/15/2021	EUR	1,300	0	32	32	0
GLM	Pay	UKRPI	3.320	05/15/2030	GBP	1,740	0	5	5	0
	Pay	UKRPI	3.400	06/15/2030		1,700	5	24	29	0
	Pay	UKRPI	3.325	08/15/2030		17,200	(55)	(90)	0	(145)
MYC	Pay	CPURNSA	2.058	05/12/2025		$5,100	0	75	75	0
	Pay	CPURNSA	1.788	07/18/2026		5,200	0	(125)	0	(125)
	Pay	CPURNSA	1.810	07/19/2026		12,000	0	(260)	0	(260)
	Pay	CPURNSA	1.800	07/20/2026		7,600	0	(172)	0	(172)
	Pay	CPURNSA	1.805	09/20/2026		2,200	0	(48)	0	(48)

							$(49)	$(420)	$281	$(750)

Total Swap Agreements							$(1,525)	$1,029	$526	$(1,022)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$133	$0	$0	$133	$(133)	$0	$0	$(133)	$0	$0	$0
BOA	0	0	140	140	(327)	0	(25)	(352)	(212)	0	(212)
BPS	564	0	100	664	(1,154)	0	0	(1,154)	(490)	532	42
BRC	0	0	3	3	0	0	0	0	3	0	3
CBK	67	0	7	74	(1,047)	0	(26)	(1,073)	(999)	678	(321)
DUB	145	1,066	105	1,316	(959)	0	(63)	(1,022)	294	(260)	34
FBF	97	0	19	116	(122)	0	0	(122)	(6)	0	(6)
GLM	768	0	34	802	(571)	(100)	(145)	(816)	(14)	(590)	(604)
GST	0	0	0	0	0	0	(9)	(9)	(9)	61	52
HUS	165	0	43	208	(195)	0	(125)	(320)	(112)	0	(112)
JPM	96	0	0	96	(758)	(228)	0	(986)	(890)	934	44
MSB	0	0	0	0	(1)	0	0	(1)	(1)	(60)	(61)
MYC	0	1,717	75	1,792	0	0	(605)	(605)	1,187	(1,440)	(253)
NGF	0	1,151	0	1,151	(1,160)	0	(24)	(1,184)	(33)	0	(33)
RYL	0	0	0	0	0	(263)	0	(263)	(263)	348	85
SCX	0	0	0	0	(87)	0	0	(87)	(87)	15	(72)
UAG	509	0	0	509	(673)	0	0	(673)	(164)	0	(164)

Total Over the Counter	$2,544	$3,934	$526	$7,004	$(7,187)	$(591)	$(1,022)	$(8,800)

(j)	Securities with an aggregate market value of $2,639 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)	YOY options may have a series of expirations.
(2)	The underlying instrument has a forward starting effective date.
(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	23

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$97	$97
Futures	0	0	0	0	730	730
Swap Agreements	0	40	0	0	2,373	2,413

	$0	$40	$0	$0	$3,200	$3,240

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,544	$0	$2,544
Purchased Options	0	0	0	0	3,934	3,934
Swap Agreements	0	245	0	0	281	526

	$0	$245	$0	$2,544	$4,215	$7,004

	$0	$285	$0	$2,544	$7,415	$10,244

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$466	$466
Futures	0	0	0	0	62	62
Swap Agreements	0	82	0	0	1,117	1,199

	$0	$82	$0	$0	$1,645	$1,727

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,187	$0	$7,187
Written Options	0	0	0	0	591	591
Swap Agreements	0	272	0	0	750	1,022

	$0	$272	$0	$7,187	$1,341	$8,800

	$0	$354	$0	$7,187	$2,986	$10,527

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(229)	$(229)
Written Options	0	0	0	0	1,079	1,079
Futures	24	0	0	0	(1,266)	(1,242)
Swap Agreements	0	(877)	0	0	3,342	2,465

	$24	$(877)	$0	$0	$2,926	$2,073

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,140)	$0	$(16,140)
Purchased Options	0	0	0	0	(1,334)	(1,334)
Written Options	0	86	0	663	2,216	2,965
Swap Agreements	0	171	0	(2)	(7,840)	(7,671)

	$0	$257	$0	$(15,479)	$(6,958)	$(22,180)

	$24	$(620)	$0	$(15,479)	$(4,032)	$(20,107)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(29)	$(29)
Written Options	0	0	0	0	(32)	(32)
Futures	0	0	0	0	875	875
Swap Agreements	0	104	0	0	(860)	(756)

	$0	$104	$0	$0	$(46)	$58

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,423	$0	$6,423
Purchased Options	0	0	0	0	(1,308)	(1,308)
Written Options	0	(69)	0	(85)	(598)	(752)
Swap Agreements	0	916	0	0	9,419	10,335

	$0	$847	$0	$6,338	$7,513	$14,698

	$0	$951	$0	$6,338	$7,467	$14,756

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$109	$0	$109
Corporate Bonds & Notes
Banking & Finance	0	114,552	0	114,552
Industrials	0	16,446	0	16,446
Utilities	0	23,278	0	23,278
Municipal Bonds & Notes
South Carolina	0	1,699	0	1,699
West Virginia	0	642	0	642
U.S. Government Agencies	0	29,527	0	29,527
U.S. Treasury Obligations	0	2,355,399	0	2,355,399
Non-Agency Mortgage-Backed Securities	0	47,731	0	47,731
Asset-Backed Securities	0	110,896	0	110,896
Sovereign Issues	0	177,715	0	177,715
Short-Term Instruments
Certificates of Deposit	0	101,059	0	101,059
Repurchase Agreements	0	3,324	0	3,324
Argentina Treasury Bills	0	6,453	0	6,453
Mexico Treasury Bills	0	5,694	0	5,694
U.S. Treasury Bills	0	343	0	343

	$0	$2,994,867	$0	$2,994,867

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$29,221	$0	$0	$29,221

Total Investments	$29,221	$2,994,867	$0	$3,024,088

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,246)	$0	$(5,246)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	824	2,416	0	3,240
Over the counter	0	7,004	0	7,004

	$824	$9,420	$0	$10,244

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(105)	(1,622)	0	(1,727)
Over the counter	0	(8,800)	0	(8,800)

	$(105)	$(10,422)	$0	$(10,527)

Total Financial Derivative Instruments	$719	$(1,002)	$0	$(283)

Totals	$29,940	$2,988,619	$0	$3,018,559

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Real Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

26	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	JUNE 30, 2017	27

Notes to Financial Statements (Cont.)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy.

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Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the

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Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$419,285	$2,250,288	$(2,640,499)	$143	$4	$29,221	$389	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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Notes to Financial Statements (Cont.)

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of

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Notes to Financial Statements (Cont.)

the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in

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the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  The Portfolio may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance

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Notes to Financial Statements (Cont.)

and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal

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to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below

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Notes to Financial Statements (Cont.)

a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

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changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo

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Notes to Financial Statements (Cont.)

Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and

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Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolio under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$5,893	$188,753

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including

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Notes to Financial Statements (Cont.)

short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,947,686	$1,928,185	$253,369	$203,675

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,094	$25,910	5,845	$72,707
Administrative Class	9,766	120,794	21,229	263,315
Advisor Class	1,613	19,966	2,034	25,114
Issued as reinvestment of distributions
Institutional Class	179	2,222	274	3,409
Administrative Class	1,678	20,780	3,471	43,224
Advisor Class	529	6,548	894	11,133
Cost of shares redeemed
Institutional Class	(1,625)	(20,094)	(7,688)	(95,691)
Administrative Class	(34,399)	(424,562)	(49,654)	(614,870)
Advisor Class	(1,465)	(18,145)	(4,687)	(57,794)
Net increase (decrease) resulting from Portfolio share transactions	(21,630)	$(266,581)	(28,282)	$(349,453)

As of June 31, 2017, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 46% of the Portfolio. One of the shareholders is a related party and comprises 18% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

Short-Term	Long-Term
$67,025	$61,932

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$3,072,762	$24,628	$(73,302)	$(48,674)

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2017	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	SCX	Standard Chartered Bank
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	MYR	Malaysian Ringgit
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPTFEMU	Eurozone HICP ex-Tobacco Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index

Other Abbreviations:
ALT	Alternate Loan Trust	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	YOY	Year-Over-Year
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

44	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT16SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Short-Term Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Short-Term Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or

4	PIMCO VARIABLE INSURANCE TRUST

receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Short-Term Portfolio	09/30/99	04/28/00	09/30/99	09/30/09	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO Short-Term Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2017†§

Corporate Bonds & Notes	55.9%
Asset-Backed Securities	13.3%
U.S. Treasury Obligations	11.9%
Short-Term Instruments‡	9.2%
Sovereign Issues	3.8%
Non-Agency Mortgage-Backed Securities	2.0%
U.S. Government Agencies	1.4%
Municipal Bonds & Notes	1.3%
Loan Participations and Assignments	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Short-Term Portfolio Institutional Class	1.48%	3.31%	1.60%	2.28%	2.91%
PIMCO Short-Term Portfolio Administrative Class	1.40%	3.16%	1.45%	2.13%	2.84%
PIMCO Short-Term Portfolio Advisor Class	1.35%	3.06%	1.35%	—	1.46%
Citi 3-Month Treasury Bill Index±	0.30%	0.46%	0.15%	0.51%	1.71%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 09/30/1999.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.48% for Institutional Class shares, 0.63% for Administrative Class shares, and 0.73% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to investment grade corporate credit contributed to relative performance as this sector generally posted positive excess returns.

»	Underweight exposure to U.S. interest rates, particularly underweight exposure to the front end of the yield curve, contributed to relative performance, as interest rates rose.

»	Exposure to securitized debt benefited performance, as these securities generally posted positive total returns.

»	Overweight exposure to Mexican duration benefited performance, as interest rates in Mexico fell.

»	A long U.S. dollar position versus the Australian dollar detracted from performance over the period, as the Australian dollar appreciated.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Short-Term Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,014.80	$2.80	$1,000.00	$1,022.02	$2.81	0.56%
Administrative Class	1,000.00	1,014.00	3.55	1,000.00	1,021.27	3.56	0.71
Advisor Class	1,000.00	1,013.50	4.04	1,000.00	1,020.78	4.06	0.81

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO Short-Term Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$10.30	$0.10	$0.05	$0.15	$(0.09)	$0.00	$0.00	$(0.09)
12/31/2016	10.27	0.17	0.09	0.26	(0.18)	(0.05)	0.00	(0.23)
12/31/2015	10.26	0.11	0.02	0.13	(0.11)	(0.01)	0.00	(0.12)
12/31/2014	10.27	0.08	0.01	0.09	(0.09)	(0.01)	0.00	(0.10)
12/31/2013	10.29	0.10	(0.03)	0.07	(0.09)	0.00	0.00	(0.09)
12/31/2012	10.12	0.11	0.19	0.30	(0.11)	(0.02)	0.00	(0.13)
Administrative Class
01/01/2017 - 06/30/2017+	10.30	0.09	0.05	0.14	(0.08)	0.00	0.00	(0.08)
12/31/2016	10.27	0.15	0.09	0.24	(0.16)	(0.05)	0.00	(0.21)
12/31/2015	10.26	0.09	0.03	0.12	(0.10)	(0.01)	0.00	(0.11)
12/31/2014	10.27	0.06	0.01	0.07	(0.07)	(0.01)	0.00	(0.08)
12/31/2013	10.29	0.08	(0.02)	0.06	(0.08)	0.00	0.00	(0.08)
12/31/2012	10.12	0.09	0.19	0.28	(0.09)	(0.02)	0.00	(0.11)
Advisor Class
01/01/2017 - 06/30/2017+	10.30	0.09	0.05	0.14	(0.08)	0.00	0.00	(0.08)
12/31/2016	10.27	0.14	0.09	0.23	(0.15)	(0.05)	0.00	(0.20)
12/31/2015	10.26	0.08	0.03	0.11	(0.09)	(0.01)	0.00	(0.10)
12/31/2014	10.27	0.05	0.01	0.06	(0.06)	(0.01)	0.00	(0.07)
12/31/2013	10.29	0.07	(0.02)	0.05	(0.07)	0.00	0.00	(0.07)
12/31/2012	10.12	0.08	0.19	0.27	(0.08)	(0.02)	0.00	(0.10)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.36	1.48%	$6,791	0.56	%*	0.56	%*	0.45	%*	0.45	%*	1.93	%*	77%
10.30	2.52	6,534	0.48		0.48		0.45		0.45		1.66		862
10.27	1.26	5,872	0.47		0.47		0.45		0.45		1.04		756
10.26	0.86	6,217	0.46		0.46		0.45		0.45		0.76		328
10.27	0.72	7,865	0.46		0.46		0.45		0.45		0.96		134
10.29	2.93	9,082	0.45		0.45		0.45		0.45		1.04		103

10.36	1.40	135,844	0.71	*	0.71	*	0.60	*	0.60	*	1.78	*	77
10.30	2.37	136,266	0.63		0.63		0.60		0.60		1.50		862
10.27	1.11	139,039	0.62		0.62		0.60		0.60		0.91		756
10.26	0.71	108,802	0.61		0.61		0.60		0.60		0.61		328
10.27	0.57	72,378	0.61		0.61		0.60		0.60		0.79		134
10.29	2.78	43,217	0.60		0.60		0.60		0.60		0.90		103

10.36	1.35	143,134	0.81	*	0.81	*	0.70	*	0.70	*	1.68	*	77
10.30	2.27	135,645	0.73		0.73		0.70		0.70		1.40		862
10.27	1.01	125,889	0.72		0.72		0.70		0.70		0.80		756
10.26	0.61	111,808	0.71		0.71		0.70		0.70		0.51		328
10.27	0.47	98,373	0.71		0.71		0.70		0.70		0.69		134
10.29	2.67	50,402	0.70		0.70		0.70		0.70		0.79		103

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$329,970
Investments in Affiliates	528
Financial Derivative Instruments
Exchange-traded or centrally cleared	227
Over the counter	353
Deposits with counterparty	1,982
Foreign currency, at value	580
Receivable for investments sold	16,859
Receivable for Portfolio shares sold	259
Interest and/or dividends receivable	1,725
Dividends receivable from Affiliates	1
Total Assets	352,484

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$7,931
Payable for sale-buyback transactions	29,630
Payable for short sales	16,828
Financial Derivative Instruments
Exchange-traded or centrally cleared	60
Over the counter	487
Payable for investments purchased	10,897
Payable for investments in Affiliates purchased	1
Payable for Portfolio shares redeemed	604
Overdraft due to custodian	108
Accrued investment advisory fees	63
Accrued supervisory and administrative fees	50
Accrued distribution fees	31
Accrued servicing fees	18
Other liabilities	7
Total Liabilities	66,715

Net Assets	$285,769

Net Assets Consist of:
Paid in capital	$282,932
Undistributed (overdistributed) net investment income	2,741
Accumulated undistributed net realized gain (loss)	(1,591)
Net unrealized appreciation (depreciation)	1,687

Net Assets	$285,769

Net Assets:
Institutional Class	$6,791
Administrative Class	135,844
Advisor Class	143,134

Shares Issued and Outstanding:
Institutional Class	656
Administrative Class	13,118
Advisor Class	13,822

Net Asset Value Per Share Outstanding:
Institutional Class	$10.36
Administrative Class	10.36
Advisor Class	10.36

Cost of investments in securities	$327,997
Cost of investments in Affiliates	$528
Cost of foreign currency held	$580
Proceeds received on short sales	$16,830
Cost or premiums of financial derivative instruments, net	$19

* Includes repurchase agreements of:	$915

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest, net of foreign taxes*	$3,478
Dividends from Investments in Affiliates	7
Total Income	3,485

Expenses:
Investment advisory fees	349
Supervisory and administrative fees	279
Servicing fees - Administrative Class	102
Distribution and/or servicing fees - Advisor Class	172
Trustee fees	4
Interest expense	154
Total Expenses	1,060

Net Investment Income (Loss)	2,425

Net Realized Gain (Loss):
Investments in securities	1,264
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(92)
Over the counter financial derivative instruments	(807)
Short sales	(63)
Foreign currency	50

Net Realized Gain (Loss)	351

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	1,529
Exchange-traded or centrally cleared financial derivative instruments	(152)
Over the counter financial derivative instruments	(564)
Short sales	29
Foreign currency assets and liabilities	2

Net Change in Unrealized Appreciation (Depreciation)	844

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,620

* Foreign tax withholdings	$7

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$2,425	$3,901
Net realized gain (loss)	351	(1,147)
Net change in unrealized appreciation (depreciation)	844	3,440

Net Increase (Decrease) in Net Assets Resulting from Operations	3,620	6,194

Distributions to Shareholders:
From net investment income
Institutional Class	(57)	(119)
Administrative Class	(1,112)	(2,160)
Advisor Class	(1,056)	(1,829)
From net realized capital gains
Institutional Class	0	(33)
Administrative Class	0	(645)
Advisor Class	0	(639)

Total Distributions(a)	(2,225)	(5,425)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	5,929	6,876

Total Increase (Decrease) in Net Assets	7,324	7,645

Net Assets:
Beginning of period	278,445	270,800
End of period*	$285,769	$278,445

* Including undistributed (overdistributed) net investment income of:	$2,741	$2,541

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

June 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.3%
Awas Aviation Capital Ltd.
TBD% due 05/31/2019	$800	$800
Energy Future Intermediate Holding Co. LLC
TBD% due 06/23/2018	1,500	1,506
4.295% due 06/30/2017	1,100	1,102
Las Vegas Sands LLC
3.230% due 03/29/2024	394	395

Total Loan Participations and Assignments (Cost $3,791)		3,803

CORPORATE BONDS & NOTES 64.6%

BANKING & FINANCE 29.2%
Air Lease Corp.
2.125% due 01/15/2020	300	299
3.375% due 01/15/2019	600	611
Ally Financial, Inc.
3.250% due 02/13/2018	700	706
3.500% due 01/27/2019	100	102
4.125% due 03/30/2020	800	824
8.000% due 12/31/2018	400	432
American Tower Corp.
4.500% due 01/15/2018	200	203
Aozora Bank Ltd.
2.750% due 03/09/2020	700	705
Athene Global Funding
2.296% due 04/20/2020	1,000	1,003
2.529% due 07/01/2022 (a)	700	704
2.875% due 10/23/2018	200	201
Aviation Capital Group Corp.
2.875% due 09/17/2018	1,900	1,919
4.625% due 01/31/2018	700	711
Barclays Bank PLC
6.050% due 12/04/2017	750	763
7.750% due 04/10/2023	500	522
Barclays PLC
2.000% due 03/16/2018	300	300
8.250% due 12/15/2018 (e)	525	558
BGC Partners, Inc.
5.125% due 05/27/2021	200	211
BOC Aviation Ltd.
2.375% due 09/15/2021	250	244
2.875% due 10/10/2017	430	431
3.000% due 03/30/2020	200	202
CIT Group, Inc.
3.875% due 02/19/2019	200	205
5.500% due 02/15/2019	735	774
Citigroup, Inc.
2.477% due 10/26/2020	1,300	1,327
2.676% due 03/30/2021	1,600	1,637
CNP Assurances
7.500% due 10/18/2018 (e)	200	212
Credit Agricole S.A.
8.125% due 09/19/2033	500	533
Credit Suisse Group Funding Guernsey Ltd.
3.448% due 04/16/2021	2,600	2,729
DBS Bank Ltd.
3.625% due 09/21/2022	250	251
Dexia Credit Local S.A.
2.250% due 02/18/2020	1,000	1,002
Eksportfinans ASA
1.985% due 11/10/2020	1,000	989
Ford Motor Credit Co. LLC
2.095% due 01/09/2018	1,300	1,304
General Motors Financial Co., Inc.
2.400% due 04/10/2018	1,000	1,004
2.515% due 04/10/2018	800	806
2.718% due 01/15/2020	1,169	1,192
3.000% due 09/25/2017	100	100
4.750% due 08/15/2017	1,050	1,054

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		$500	$559
HBOS PLC
1.923% due 09/06/2017		2,300	2,299
6.750% due 05/21/2018		200	208
Hospitality Properties Trust
6.700% due 01/15/2018		500	502
HSBC Holdings PLC
2.849% due 05/25/2021		1,900	1,967
3.600% due 05/25/2023		1,000	1,034
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		300	299
Hyundai Capital Services, Inc.
3.500% due 09/13/2017		1,000	1,003
ICICI Bank Ltd.
4.800% due 05/22/2019		800	834
Indian Railway Finance Corp. Ltd.
3.917% due 02/26/2019		250	256
Industrial Bank of Korea
2.375% due 07/17/2017		1,000	1,000
International Lease Finance Corp.
3.875% due 04/15/2018		400	406
5.875% due 04/01/2019		600	638
8.250% due 12/15/2020		1,100	1,298
Jackson National Life Global Funding
2.023% due 06/27/2022		500	503
Jefferies Group LLC
5.125% due 04/13/2018		150	154
JPMorgan Chase & Co.
2.377% due 10/29/2020		1,200	1,226
7.900% due 04/30/2018 (e)		900	937
KBC Bank NV
8.000% due 01/25/2023		200	206
LeasePlan Corp. NV
2.500% due 05/16/2018		1,340	1,344
2.875% due 01/22/2019		1,300	1,305
3.000% due 10/23/2017		1,100	1,103
Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	500	613
Lloyds Banking Group PLC
7.000% due 06/27/2019 (e)	GBP	250	339
Macquarie Group Ltd.
3.000% due 12/03/2018		$1,550	1,570
7.625% due 08/13/2019		1,700	1,883
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.928% due 07/23/2019		900	901
Mizuho Financial Group, Inc.
2.636% due 04/12/2021		2,200	2,255
Morgan Stanley
2.553% due 10/24/2023		500	509
MUFG Americas Holdings Corp.
1.750% due 02/09/2018		2,000	2,001
Nationwide Building Society
4.125% due 03/20/2023	EUR	300	352
Navient Corp.
4.625% due 09/25/2017		$600	602
5.500% due 01/15/2019		1,200	1,252
6.625% due 07/26/2021		200	216
Piper Jaffray Cos.
5.060% due 10/09/2018		400	406
QNB Finance Ltd.
2.125% due 02/14/2018		1,000	996
RCI Banque S.A.
3.500% due 04/03/2018		540	546
Reliance Standard Life Global Funding
2.150% due 10/15/2018		300	301
Royal Bank of Scotland Group PLC
2.652% due 05/15/2023		2,400	2,421
Santander Holdings USA, Inc.
2.642% due 11/24/2017		1,100	1,104
3.450% due 08/27/2018		175	177
Santander UK Group Holdings PLC
2.875% due 10/16/2020		250	254

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santander UK PLC
2.042% due 08/24/2018	$1,000	$1,007
3.050% due 08/23/2018	250	253
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	1,000	982
SMFG Preferred Capital Ltd.
9.500% due 07/25/2018 (e)	500	539
SoQ Sukuk A QSC
2.099% due 01/18/2018	700	699
Springleaf Finance Corp.
5.250% due 12/15/2019	100	104
Standard Chartered PLC
1.559% due 09/08/2017	200	200
1.700% due 04/17/2018	250	250
State Bank of India
2.100% due 04/06/2020	1,000	1,000
3.250% due 04/18/2018	200	202
3.622% due 04/17/2019	200	204
Sumitomo Mitsui Trust Bank Ltd.
1.733% due 03/06/2019	2,500	2,501
Synchrony Financial
1.875% due 08/15/2017	400	400
2.402% due 02/03/2020	500	504
2.580% due 11/09/2017	1,600	1,605
UBS Group Funding Switzerland AG
2.736% due 09/24/2020	750	764
2.938% due 04/14/2021	3,150	3,263
Unibail-Rodamco SE
1.928% due 04/16/2019	1,500	1,496
United Overseas Bank Ltd.
2.875% due 10/17/2022	200	201
Vonovia Finance BV
3.200% due 10/02/2017	1,900	1,905
Welltower, Inc.
2.250% due 03/15/2018	300	301
Weyerhaeuser Co.
6.950% due 08/01/2017	493	495

		83,424

INDUSTRIALS 26.0%
Allergan Funding SCS
2.308% due 03/12/2018	1,300	1,307
2.483% due 03/12/2020	4,018	4,109
Anheuser-Busch InBev Finance, Inc.
2.430% due 02/01/2021	400	415
Asciano Finance Ltd.
5.000% due 04/07/2018	500	509
Baidu, Inc.
3.250% due 08/06/2018	200	203
BAT International Finance PLC
1.756% due 06/15/2018	100	100
Baxalta, Inc.
2.000% due 06/22/2018	300	301
Cardinal Health, Inc.
1.998% due 06/15/2022	400	401
Central Nippon Expressway Co. Ltd.
2.150% due 02/16/2021	1,000	1,003
2.170% due 08/05/2019	600	599
2.369% due 09/10/2018	250	251
2.381% due 09/17/2020	800	796
Chevron Corp.
2.130% due 05/16/2021	3,000	3,072
CNPC General Capital Ltd.
2.750% due 05/14/2019	500	504
Continental Airlines Pass-Through Trust
5.500% due 04/29/2022	165	173
Cox Communications, Inc.
6.250% due 06/01/2018	150	156
D.R. Horton, Inc.
3.625% due 02/15/2018	500	503
3.750% due 03/01/2019	400	409

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
1.792% due 10/30/2019 (g)	$4,000	$4,019
2.030% due 08/01/2018	500	503
Dell International LLC
3.480% due 06/01/2019	1,000	1,024
4.420% due 06/15/2021	200	211
Delta Air Lines, Inc.
2.875% due 03/13/2020	400	405
DISH DBS Corp.
4.250% due 04/01/2018	1,500	1,523
Eastern Creation Investment Holdings Ltd.
2.625% due 11/20/2017	350	351
eBay, Inc.
1.650% due 08/01/2019	1,900	1,905
2.093% due 01/30/2023	300	302
2.500% due 03/09/2018	900	905
EMC Corp.
1.875% due 06/01/2018	3,300	3,282
2.650% due 06/01/2020	700	687
Enbridge, Inc.
1.946% due 06/15/2020	500	500
Energy Transfer LP
2.500% due 06/15/2018	250	251
9.000% due 04/15/2019	400	445
General Electric Co.
6.375% due 11/15/2067	500	506
Georgia-Pacific LLC
2.539% due 11/15/2019	600	606
Goldcorp, Inc.
2.125% due 03/15/2018	200	200
Hewlett Packard Enterprise Co.
2.850% due 10/05/2018	500	504
3.229% due 10/05/2018	750	764
Imperial Brands Finance PLC
2.050% due 02/11/2018	250	250
2.050% due 07/20/2018	1,200	1,201
2.950% due 07/21/2020	950	967
Kinder Morgan, Inc.
2.000% due 12/01/2017	850	851
7.250% due 06/01/2018	900	942
KLA-Tencor Corp.
3.375% due 11/01/2019	150	154
Masco Corp.
3.500% due 04/01/2021	200	207
MGM Resorts International
8.625% due 02/01/2019	300	332
Minera y Metalurgica del Boleo S.A. de C.V.
2.875% due 05/07/2019	500	505
Mylan, Inc.
2.600% due 06/24/2018	2,800	2,821
Nabors Industries, Inc.
6.150% due 02/15/2018	210	213
Nissan Motor Acceptance Corp.
2.045% due 01/13/2022	1,800	1,819
2.229% due 03/08/2019	1,100	1,111
ONEOK Partners LP
2.000% due 10/01/2017	500	500
Ooredoo Tamweel Ltd.
3.039% due 12/03/2018	200	200
Origin Energy Finance Ltd.
3.500% due 10/09/2018	200	202
Petrofac Ltd.
3.400% due 10/10/2018 (g)	100	94
Petroleos Mexicanos
3.500% due 07/18/2018	1,150	1,167
5.750% due 03/01/2018	800	819
9.250% due 03/30/2018	1,600	1,678
Petronas Capital Ltd.
5.250% due 08/12/2019	600	639
QUALCOMM, Inc.
1.648% due 05/20/2020	1,000	1,005
1.722% due 05/20/2020	500	504

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reckitt Benckiser Treasury Services PLC
1.856% due 06/24/2022		$1,300	$1,302
Reynolds American, Inc.
2.300% due 06/12/2018		750	753
4.000% due 06/12/2022		100	106
S&P Global, Inc.
2.500% due 08/15/2018		300	302
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		200	218
6.250% due 03/15/2022		100	113
SFR Group S.A.
5.375% due 05/15/2022	EUR	100	119
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		$700	697
SK Broadband Co. Ltd.
2.875% due 10/29/2018		800	806
SK Telecom Co. Ltd.
2.125% due 05/01/2018		1,000	1,001
Southern Co.
1.993% due 09/30/2020		600	603
2.950% due 07/01/2023		200	199
Spectra Energy Partners LP
1.920% due 06/05/2020		400	402
Suntory Holdings Ltd.
1.650% due 09/29/2017		400	400
Telefonica Emisiones S.A.U.
3.192% due 04/27/2018		3,600	3,639
5.462% due 02/16/2021		300	330
Tencent Holdings Ltd.
3.375% due 05/02/2019		500	512
Tesco PLC
5.500% due 11/15/2017		2,000	2,024
Teva Pharmaceutical Finance Netherlands BV
1.400% due 07/20/2018		1,500	1,497
Time Warner Cable LLC
6.750% due 07/01/2018		1,400	1,465
8.750% due 02/14/2019		1,500	1,651
Toll Brothers Finance Corp.
8.910% due 10/15/2017		200	204
Total Capital International S.A.
1.755% due 08/10/2018		81	81
Viacom, Inc.
5.625% due 09/15/2019		500	534
Volkswagen Group of America Finance LLC
1.600% due 11/20/2017		700	700
VW Credit, Inc.
2.250% due 03/23/2018		200	201
Willamette Industries, Inc.
7.000% due 02/01/2018		300	307
Wind Acquisition Finance S.A.
3.668% due 07/15/2020	EUR	500	574
Woodside Finance Ltd.
4.600% due 05/10/2021		$900	950
Wyndham Worldwide Corp.
2.500% due 03/01/2018		485	487
ZF North America Capital, Inc.
4.000% due 04/29/2020		200	208

			74,270

UTILITIES 9.4%
AT&T, Inc.
2.023% due 07/15/2021		2,100	2,123
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	300	399
6.500% due 11/30/2072		$900	916
BP Capital Markets PLC
2.120% due 09/16/2021		2,000	2,036
China Shenhua Overseas Capital Co. Ltd.
2.500% due 01/20/2018		1,500	1,503
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		300	303

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dominion Energy, Inc.
2.125% due 02/15/2018	$2,700	$2,701
E.ON International Finance BV
5.800% due 04/30/2018	1,400	1,443
Enel Finance International NV
6.250% due 09/15/2017	1,300	1,311
FirstEnergy Corp.
2.750% due 03/15/2018	800	805
Israel Electric Corp. Ltd.
7.700% due 07/15/2018	640	677
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,050	1,072
National Grid North America, Inc.
1.812% due 08/21/2017	2,600	2,604
Plains All American Pipeline LP
2.600% due 12/15/2019	500	502
6.500% due 05/01/2018	1,200	1,243
Shell International Finance BV
1.632% due 05/11/2020	300	303
Sinopec Group Overseas Development Ltd.
2.125% due 05/03/2019	2,000	1,993
State Grid Overseas Investment Ltd.
1.750% due 05/22/2018	300	299
TECO Finance, Inc.
1.755% due 04/10/2018	150	150
Telecom Italia Capital S.A.
6.999% due 06/04/2018	1,700	1,779
Verizon Communications, Inc.
2.250% due 03/16/2022	2,800	2,835

		26,997

Total Corporate Bonds & Notes (Cost $183,317)		184,691

MUNICIPAL BONDS & NOTES 1.6%

ARKANSAS 0.0%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
2.089% due 11/25/2043	95	94

CALIFORNIA 0.7%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	800	805
California State General Obligation Bonds, Series 2017
1.831% due 04/01/2047	1,300	1,300

		2,105

DISTRICT OF COLUMBIA 0.2%
Georgetown University, District of Columbia Revenue Bonds, (NPFGC Insured), Series 2001
2.028% due 04/01/2029	500	467

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
1.650% due 12/01/2033	210	210

UTAH 0.5%
Utah State Board of Regents Revenue Bonds, Series 2011
2.020% due 05/01/2029	1,266	1,272

WASHINGTON 0.1%
Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.960% due 01/01/2042	300	299

Total Municipal Bonds & Notes (Cost $4,438)		4,447

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 1.6%
Fannie Mae
1.120% due 12/25/2036		$8	$8
1.336% due 03/25/2034		6	6
1.366% due 08/25/2034		1	1
1.416% due 02/25/2037		56	56
1.566% due 05/25/2042		5	5
1.695% due 01/01/2021		179	180
1.766% due 09/25/2041		110	111
1.796% due 06/25/2041		96	97
1.892% due 03/01/2044 - 07/01/2044		20	21
1.896% due 12/25/2037		49	50
3.130% due 10/01/2031		1	1
Freddie Mac
1.256% due 12/25/2036		13	13
1.609% due 09/15/2041		43	43
1.859% due 02/15/2038		47	47
1.892% due 10/25/2044 - 02/25/2045		153	153
2.092% due 07/25/2044		28	28
Ginnie Mae
0.000% due 11/20/2066		595	603
1.000% due 01/20/2066		966	984
1.543% due 04/20/2062		270	271
1.593% due 10/20/2065		586	587
1.693% due 02/20/2062		222	224
1.793% due 01/20/2066		484	488
1.993% due 03/20/2066		492	501
2.375% due 02/20/2032		6	6
NCUA Guaranteed Notes
1.446% due 12/07/2020		60	60

Total U.S. Government Agencies (Cost $4,500)			4,544

U.S. TREASURY OBLIGATIONS 13.8%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2020 (g)(j)		5,325	5,335
0.125% due 04/15/2022 (g)(j)		9,049	9,009
U.S. Treasury Notes
2.375% due 05/15/2027 (g)		24,800	24,964

Total U.S. Treasury Obligations (Cost $39,059)			39,308

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%
Bancorp Commercial Mortgage Trust
2.589% due 11/15/2033		600	601
Bear Stearns Adjustable Rate Mortgage Trust
3.432% due 01/25/2034		3	3
Bear Stearns ALT-A Trust
3.361% due 09/25/2035		18	15
CDGJ Commercial Mortgage Trust
2.559% due 12/15/2027		295	295
Citigroup Mortgage Loan Trust, Inc.
2.690% due 09/25/2035		6	7
Cold Storage Trust
2.159% due 04/15/2036		800	803
Countrywide Commercial Mortgage Trust
6.477% due 11/12/2043		52	52
Countrywide Home Loan Reperforming REMIC Trust
1.556% due 06/25/2035		10	9
Credit Suisse Commercial Mortgage Trust
6.520% due 02/15/2041		344	345
Credit Suisse First Boston Mortgage Securities Corp.
1.590% due 03/25/2032		3	2
3.047% due 06/25/2033		11	11
Credit Suisse Mortgage Capital Certificates
1.846% due 07/15/2032		1,000	1,001
Eurosail PLC
0.590% due 06/13/2045	GBP	16	21
First Republic Mortgage Loan Trust
1.459% due 08/15/2032		$9	8

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GreenPoint Mortgage Funding Trust
1.656% due 06/25/2045		$24	$22
GSR Mortgage Loan Trust
3.109% due 09/25/2035		11	11
HarborView Mortgage Loan Trust
1.649% due 05/19/2035		32	30
Hudson’s Bay Simon JV Trust
2.656% due 08/05/2034		300	301
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.599% due 12/15/2030		3	3
Merrill Lynch Mortgage Investors Trust
2.051% due 10/25/2035		6	6
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.076% due 08/12/2049		41	41
MortgageIT Trust
1.856% due 02/25/2035		310	303
Nomura Resecuritization Trust
1.871% due 12/26/2036		319	315
RBSSP Resecuritization Trust
1.524% due 10/26/2036		51	50
2.869% due 10/25/2035		869	881
RFTI Issuer Ltd.
2.909% due 08/15/2030		365	365
Structured Asset Mortgage Investments Trust
1.459% due 07/19/2035		6	5
1.676% due 05/25/2045		37	34
1.869% due 09/19/2032		2	2
WaMu Mortgage Pass-Through Certificates Trust
1.732% due 02/25/2046		18	18
1.732% due 08/25/2046		24	22
1.932% due 11/25/2042		9	8
2.132% due 06/25/2042		2	2
Wells Fargo-RBS Commercial Mortgage Trust
2.201% due 06/15/2045		1,200	1,226

Total Non-Agency Mortgage-Backed Securities (Cost $6,838)			6,818

ASSET-BACKED SECURITIES 15.3%
Atlas Senior Loan Fund Ltd.
2.400% due 01/30/2024		1,671	1,674
AVANT Loans Funding Trust
2.410% due 03/15/2021		273	273
Bear Stearns Asset-Backed Securities Trust
1.876% due 10/25/2032		1	1
Cadogan Square CLO BV
0.000% due 07/24/2023	EUR	137	157
Carlyle Global Market Strategies CLO Ltd.
2.320% due 07/27/2026		$1,400	1,401
Cavalry CLO Ltd.
2.528% due 01/16/2024		88	88
COA Summit CLO Ltd.
2.506% due 04/20/2023		315	316
Colony American Finance Ltd.
2.544% due 06/15/2048		246	244
Colony Starwood Homes Trust
2.709% due 07/17/2033		698	708
Commonbond Student Loan Trust
2.550% due 05/25/2041		400	399
Cordatus CLO PLC
0.000% due 07/25/2024	EUR	106	121
Countrywide Asset-Backed Certificates
1.696% due 12/25/2031 ^		$1	1
1.956% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
1.956% due 08/25/2032		2	2
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021		619	621
Denali Capital CLO Ltd.
1.383% due 01/22/2022		95	95
Drug Royalty LP
4.008% due 07/15/2023		144	145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dryden Senior Loan Fund
2.282% due 08/15/2025		$1,300	$1,300
Eagle Ltd.
2.570% due 12/15/2039		94	93
Educational Services of America, Inc.
1.946% due 04/25/2039		113	113
EFS Volunteer LLC
2.006% due 10/25/2035		500	500
Emerson Park CLO Ltd.
2.138% due 07/15/2025		1,000	1,001
Evergreen Credit Card Trust
1.879% due 04/15/2020		1,000	1,005
Figueroa CLO Ltd.
2.524% due 06/20/2027		1,400	1,402
Gallatin CLO Ltd.
2.428% due 07/15/2023		648	648
GCAT LLC
3.750% due 07/25/2020		204	205
4.500% due 03/25/2021		341	344
Harbourmaster Pro-Rata CLO BV
0.031% due 09/20/2023	EUR	921	1,051
ING Investment Management CLO Ltd.
1.383% due 06/14/2022		$3	3
Invitation Homes Trust
2.509% due 08/17/2032		478	481
Lockwood Grove CLO Ltd.
2.626% due 04/25/2025		2,200	2,214
Malin CLO BV
0.000% due 05/07/2023	EUR	537	614
MASTR Asset-Backed Securities Trust
1.266% due 11/25/2036		$2	1
Navient Private Education Loan Trust
2.650% due 12/15/2028		198	198
Navient Student Loan Trust
2.366% due 03/25/2066		2,242	2,269
2.466% due 06/25/2065		640	652
Northstar Education Finance, Inc.
1.916% due 12/26/2031		80	80
Oaktree CLO Ltd.
2.376% due 10/20/2026		2,000	2,004
OneMain Financial Issuance Trust
2.570% due 07/18/2025		877	880
Palmer Square CLO Ltd.
2.378% due 10/17/2027		1,000	1,000
Progress Residential Trust
2.572% due 01/17/2034		600	610
2.709% due 09/17/2033		1,493	1,520
Renaissance Home Equity Loan Trust
1.576% due 11/25/2034		5	4
1.716% due 12/25/2033		21	20
2.096% due 08/25/2033		4	4
SBA Tower Trust
2.898% due 10/15/2044		300	302
SLM Student Loan Trust
1.266% due 01/25/2027		1,277	1,275
1.716% due 12/15/2027		945	945
2.656% due 04/25/2023		1,654	1,691
SMB Private Education Loan Trust
2.609% due 02/17/2032		200	206
Sofi Consumer Loan Program LLC
2.770% due 05/25/2026		388	390
SoFi Professional Loan Program LLC
2.500% due 05/26/2026 (a)		1,200	1,201
2.720% due 10/27/2036		321	325
2.816% due 06/25/2025		192	195
Sound Point CLO Ltd.
2.148% due 07/15/2025		1,000	1,000
Springleaf Funding Trust
2.680% due 07/15/2030		600	599
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046		460	461
Sunset Mortgage Loan Co. LLC
4.459% due 09/18/2045		80	81

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Symphony CLO LP
2.255% due 01/09/2023	$310	$310
THL Credit Wind River CLO Ltd.
2.338% due 04/18/2026	2,000	2,002
Tralee CLO Ltd.
2.606% due 07/20/2026	250	251
U.S. Residential Opportunity Fund Trust
3.475% due 07/27/2036	175	177
3.598% due 10/27/2036	459	462
Utah State Board of Regents
1.774% due 01/25/2057	2,307	2,313
VOLT LLC
3.125% due 06/25/2047	300	300
3.375% due 04/25/2047	608	609
3.375% due 05/28/2047	1,547	1,550
3.500% due 03/25/2047	468	470
Voya CLO Ltd.
2.458% due 10/15/2022	222	222

Total Asset-Backed Securities (Cost $43,501)		43,800

SOVEREIGN ISSUES 4.4%
Export-Import Bank of India
2.750% due 08/12/2020	600	601
Export-Import Bank of Malaysia Bhd.
2.875% due 12/14/2017	200	201
Japan Bank for International Cooperation
1.682% due 06/01/2020	600	600
1.762% due 02/24/2020	2,200	2,199
Japan Finance Organization for Municipalities
2.125% due 03/06/2019	1,000	1,001
2.500% due 09/12/2018	2,700	2,718
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017	1,200	1,200
Korea Gas Corp.
2.250% due 07/25/2017	1,000	1,000
Korea Water Resources Corp.
2.000% due 04/16/2018	1,400	1,400
Saudi Government International Bond
2.375% due 10/26/2021	600	591

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tokyo Metropolitan Government
2.500% due 06/08/2022	$1,000	$1,004

Total Sovereign Issues (Cost $12,520)		12,515

SHORT-TERM INSTRUMENTS 10.5%

CERTIFICATES OF DEPOSIT 2.0%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.828% due 03/04/2019	1,000	1,002
Barclays Bank PLC
1.710% due 03/16/2018	3,200	3,199
Mizuho Bank Ltd.
1.928% due 12/12/2017	1,500	1,504

		5,705

COMMERCIAL PAPER 4.4%
Enbridge Energy Partners LP
1.790% due 07/05/2017	1,600	1,600
2.000% due 07/19/2017	2,000	1,998
ENI Finance USA, Inc.
1.980% due 05/07/2018	500	493
Ford Motor Credit Co.
1.950% due 04/12/2018	3,700	3,645
Monsanto Co.
1.750% due 07/31/2017	500	499
Nabors Industries, Inc.
2.400% due 09/27/2017	1,500	1,493
Syngenta Wilmington, Inc.
2.020% due 09/14/2017	2,700	2,691

		12,419

REPURCHASE AGREEMENTS (f) 0.3%
		915

SHORT-TERM NOTES 1.0%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017	133	133
3.039% due 10/05/2017	2,150	2,157

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TechnipFMC PLC
2.000% due 10/01/2017		$600	$600

			2,890

ARGENTINA TREASURY BILLS 0.9%
3.025% due 12/15/2017 - 02/09/2018 (b)(c)		2,600	2,562

MEXICO TREASURY BILLS 1.9%
7.080% due 08/31/2017 (b)(c)	MXN	102,000	5,553

Total Short-Term Instruments (Cost $30,033)			30,044

Total Investments in Securities (Cost $327,997)			329,970

		SHARES
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%
PIMCO Short-Term Floating NAV Portfolio III		53,393	528

Total Short-Term Instruments (Cost $528)			528

Total Investments in Affiliates (Cost $528)			528

Total Investments 115.7% (Cost $328,525)			$330,498

Financial Derivative Instruments (h)(i) 0.0% (Cost or Premiums, net $19)			33

Other Assets and Liabilities, net (15.7)%			(44,762)

Net Assets 100.0%			$285,769

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$915	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(938)	$915	$915

Total Repurchase Agreements						$(938)	$915	$915

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	05/30/2017	TBD	(4)	$(98)	$(98)
DEU	1.350	06/29/2017	07/06/2017		(2,008)	(2,008)
FOB	1.600	06/22/2017	07/21/2017		(3,833)	(3,835)
GRE	1.220	06/29/2017	07/07/2017		(1,990)	(1,990)

Total Reverse Repurchase Agreements						$(7,931)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(5)
BCY	1.550%	06/30/2017	07/03/2017	$(903)	$(903)
GSC	1.030	06/26/2017	07/03/2017	(3,516)	(3,517)
	1.050	06/13/2017	07/13/2017	(25,195)	(25,210)

Total Sale-Buyback Transactions					$(29,630)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(6)
U.S. Treasury Notes	1.750%	05/31/2022	$16,900	$(16,830)	$(16,828)

Total Short Sales				$(16,830)	$(16,828)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(7)
Global/Master Repurchase Agreement
BCY	$0	$(98)	$0	$0	$(98)	$94	$(4)
DEU	0	(2,008)	0	0	(2,008)	2,002	(6)
FOB	0	(3,835)	0	0	(3,835)	4,019	184
GRE	0	(1,990)	0	0	(1,990)	1,987	(3)
SSB	915	0	0	0	915	(938)	(23)

Master Securities Forward Transaction Agreement
BCY	0	0	(903)	(16,828)	(17,731)	901	(16,830)
GSC	0	0	(28,727)	0	(28,727)	28,467	(260)

Total Borrowings and Other Financing Transactions	$915	$(7,931)	$(29,630)	$(16,828)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(3,835)	$0	$(98)	$(3,933)
U.S. Treasury Obligations	0	(3,998)	0	0	(3,998)

Total	$0	$(7,833)	$0	$(98)	$(7,931)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(29,630)	0	0	(29,630)

Total	$0	$(29,630)	$0	$0	$(29,630)

Total Borrowings	$0	$(37,463)	$0	$(98)	$(37,561)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(37,561)

(g)	Securities with an aggregate market value of $37,470 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(29,191) at a weighted average interest rate of 1.000%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)	Payable for sale-buyback transactions includes $(7) of deferred price drop.
(6)	Payable for short sales includes $(27) of accrued interest.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2017	29	$3,640	$(1)	$0	$(8)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2017	262	$	56,621	$70	$25	$0
U.S. Treasury 5-Year Note September Futures	09/2017	135		15,908	51	23	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	03/2020	184	GBP	29,654	69	27	0
United Kingdom Long Gilt September Futures	09/2017	52		8,505	143	75	0

					$333	$150	$0

Total Futures Contracts					$332	$150	$(8)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
							Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022	$7,700	$(538)	$(6)	$(544)	$0	$(18)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay(4)	3-Month USD-LIBOR	0.000%	06/21/2020	$	226,000	$7	$(122)	$(115)	$0	$0
Pay(4)	3-Month USD-LIBOR	0.000	05/21/2022		18,600	0	(18)	(18)	0	(2)
Receive	3-Month USD-LIBOR	1.500	06/21/2027		26,000	2,270	(403)	1,867	77	0
Pay	28-Day MXN-TIIE	5.798	09/06/2021	MXN	236,200	(439)	(31)	(470)	0	(25)
Pay	28-Day MXN-TIIE	7.199	12/03/2021		63,700	(39)	99	60	0	(7)

						$1,799	$(475)	$1,324	$77	$(34)

Total Swap Agreements						$1,261	$(481)	$780	$77	$(52)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$150	$77	$227	$0	$(8)	$(52)	$(60)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Cash of $1,982 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2017		$7,114	AUD	9,376	$93	$0
	08/2017	AUD	9,376		$7,111	0	(93)
BOA	07/2017		3,892		2,898	0	(93)
	07/2017	EUR	3,627		4,077	0	(66)
	07/2017	GBP	920		1,182	0	(16)
	07/2017		$536	EUR	480	12	0
BPS	07/2017		3,580		3,147	14	0
	07/2017		8,497	JPY	951,288	0	(40)
	08/2017	EUR	3,147		$3,585	0	(14)
	08/2017	JPY	951,288		8,507	40	0
	08/2017	MXN	9,706		541	9	0
GLM	07/2017	JPY	786,088		7,100	111	0
HUS	08/2017		$326	GBP	251	1	0
	08/2017		194	MXN	3,472	0	(3)
JPM	07/2017	AUD	5,484		$4,113	0	(102)
	08/2017	MXN	78,000		4,220	0	(40)
	08/2017		$138	MXN	2,500	0	(1)
SCX	07/2017	JPY	165,200		$1,494	25	0
	08/2017	MXN	24,000		1,322	11	0
UAG	07/2017		$1,179	GBP	920	19	0
	08/2017	GBP	920		$1,180	0	(19)

Total Forward Foreign Currency Contracts						$335	$(487)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.670%	09/06/2017	$	13,100	$19	$18

Total Purchased Options								$19	$18

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period		Sales	Closing Buys	Expirations		Exercised		Balance at End of Period
Notional Amount in $	$	13,600	$81,400	$(95,000)	$	0	$	0	$	0
Premiums	$	(39)	$(250)	$289	$	0	$	0	$	0

As of June 30, 2017 there were no open written options.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
AZD	$93	$0	$0	$93	$(93)	$0	$0	$(93)	$0	$0	$0
BOA	12	18	0	30	(175)	0	0	(175)	(145)	0	(145)
BPS	63	0	0	63	(54)	0	0	(54)	9	0	9
GLM	111	0	0	111	0	0	0	0	111	290	401
HUS	1	0	0	1	(3)	0	0	(3)	(2)	0	(2)
JPM	0	0	0	0	(143)	0	0	(143)	(143)	282	139
SCX	36	0	0	36	0	0	0	0	36	0	36
UAG	19	0	0	19	(19)	0	0	(19)	0	0	0

Total Over the Counter	$335	$18	$0	$353	$(487)	$0	$0	$(487)

(j)	Securities with an aggregate market value of $572 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$150	$150
Swap Agreements	0	0	0	0	77	77

	$0	$0	$0	$0	$227	$227

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$335	$0	$335
Purchased Options	0	0	0	0	18	18

	$0	$0	$0	$335	$18	$353

	$0	$0	$0	$335	$245	$580

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8
Swap Agreements	0	18	0	0	34	52

	$0	$18	$0	$0	$42	$60

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$487	$0	$487

	$0	$18	$0	$487	$42	$547

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$487	$487
Swap Agreements	0	(484)	0	0	(95)	(579)

	$0	$(484)	$0	$0	$392	$(92)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,016)	$0	$(1,016)
Purchased Options	0	0	0	0	11	11
Written Options	0	0	0	0	158	158
Swap Agreements	0	40	0	0	0	40

	$0	$40	$0	$(1,016)	$169	$(807)

	$0	$(444)	$0	$(1,016)	$561	$(899)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(325)	$(325)
Swap Agreements	0	136	0	0	37	173

	$0	$136	$0	$0	$(288)	$(152)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(546)	$0	$(546)
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	0	0	0	(9)	(9)
Swap Agreements	0	(8)	0	0	0	(8)

	$0	$(8)	$0	$(546)	$(10)	$(564)

	$0	$128	$0	$(546)	$(298)	$(716)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,803	$0	$3,803
Corporate Bonds & Notes
Banking & Finance	0	82,435	989	83,424
Industrials	0	74,270	0	74,270
Utilities	0	26,997	0	26,997
Municipal Bonds & Notes
Arkansas	0	94	0	94
California	0	2,105	0	2,105
District of Columbia	0	467	0	467
North Carolina	0	210	0	210
Utah	0	1,272	0	1,272
Washington	0	299	0	299
U.S. Government Agencies	0	4,544	0	4,544
U.S. Treasury Obligations	0	39,308	0	39,308
Non-Agency Mortgage-Backed Securities	0	6,818	0	6,818
Asset-Backed Securities	0	42,901	899	43,800
Sovereign Issues	0	12,515	0	12,515
Short-Term Instruments
Certificates of Deposit	0	5,705	0	5,705
Commercial Paper	0	12,419	0	12,419
Repurchase Agreements	0	915	0	915
Short-Term Notes	0	2,890	0	2,890
Argentina Treasury Bills	0	2,562	0	2,562
Mexico Treasury Bills	0	5,553	0	5,553

	$0	$328,082	$1,888	$329,970

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$528	$0	$0	$528

Total Investments	$528	$328,082	$1,888	$330,498

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(16,828)	$0	$(16,828)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	150	77	0	227
Over the counter	0	353	0	353

	$150	$430	$0	$580

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8)	(52)	0	(60)
Over the counter	0	(487)	0	(487)

	$(8)	$(539)	$0	$(547)

Total Financial Derivative Instruments	$142	$(109)	$0	$33

Totals	$670	$311,145	$1,888	$313,703

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Notes to Financial Statements

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Short-Term Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

22	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	JUNE 30, 2017	23

Notes to Financial Statements (Cont.)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing

Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the

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Notes to Financial Statements (Cont.)

transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London

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Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$571	$76,508	$(76,550)	$(1)	$0	$528	$7	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to

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Notes to Financial Statements (Cont.)

the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith

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and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the

Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income

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Notes to Financial Statements (Cont.)

represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation

(depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to

30	PIMCO VARIABLE INSURANCE TRUST

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varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the

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Notes to Financial Statements (Cont.)

market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

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standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

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Notes to Financial Statements (Cont.)

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to

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advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the

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Notes to Financial Statements (Cont.)

Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.20%	0.20%	0.20%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the

Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual

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retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolio under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$7,035	$37,952

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$139,881	$112,905	$110,758	$79,614

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	56	$579	182	$1,859
Administrative Class	3,181	32,852	7,372	75,678
Advisor Class	1,824	18,828	3,311	34,094
Issued as reinvestment of distributions
Institutional Class	6	57	15	152
Administrative Class	107	1,107	273	2,805
Advisor Class	102	1,056	240	2,468
Cost of shares redeemed
Institutional Class	(40)	(411)	(135)	(1,386)
Administrative Class	(3,394)	(35,056)	(7,956)	(81,662)
Advisor Class	(1,268)	(13,083)	(2,642)	(27,132)
Net increase (decrease) resulting from Portfolio share transactions	574	$5,929	660	$6,876

As of June 30, 2017, four shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 69% of the Portfolio.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

Short-Term	Long-Term
$616	$618

38	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$328,531	$2,260	$(293)	$1,967

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2017	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	JPM	JPMorgan Chase Bank N.A.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	SSB	State Street Bank and Trust Co.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	HUS	HSBC Bank USA N.A.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
EUR	Euro	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ALT	Alternate Loan Trust	NCUA	National Credit Union Administration	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit	TBD%	Interest rate to be determined when loan settles
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT17SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Total Return Portfolio

Share Classes

∎	Institutional
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

2	PIMCO VARIABLE INSURANCE TRUST

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Total Return Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign

(non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment

4	PIMCO VARIABLE INSURANCE TRUST

risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Administrative Class	Advisor Class	Diversification Status
PIMCO Total Return Portfolio	12/31/97	04/10/00	12/31/97	02/28/06	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO Total Return Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2017†§

U.S. Government Agencies	31.7%
Corporate Bonds & Notes	24.6%
U.S. Treasury Obligations	15.5%
Short-Term Instruments‡	10.1%
Asset-Backed Securities	8.1%
Non-Agency Mortgage-Backed Securities	5.4%
Sovereign Issues	3.7%
Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	10 Years	Inception≈
PIMCO Total Return Portfolio Institutional Class	3.38%	1.98%	2.70%	5.80%	5.84%
PIMCO Total Return Portfolio Administrative Class	3.30%	1.82%	2.55%	5.64%	5.54%
PIMCO Total Return Portfolio Advisor Class	3.25%	1.72%	2.45%	5.54%	5.18%
Bloomberg Barclays U.S. Aggregate Index±	2.27%	(0.31)%	2.21%	4.48%	5.05%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 12/31/1997.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.51% for Institutional Class shares, 0.66% for Administrative Class shares, and 0.76% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies contributed to relative performance, particularly instrument selection, as Treasuries outperformed U.S. dollar swaps.

»	Positions in non-agency mortgage-backed securities (MBS) contributed to relative performance, as total returns in these securities were positive.

»	Exposure to high yield corporate spread duration added to relative performance, as spreads narrowed.

»

Short positions against a basket of Asian emerging market currencies, particularly the Taiwanese dollar, detracted from relative performance, as the basket of these currencies appreciated against the U.S. dollar.

»	Underweight exposure to investment grade corporate spread duration detracted from relative performance, as spreads tightened.

»	Positions in U.S. Treasury Inflation-Protected Securities (TIPS) detracted from relative performance, as breakeven inflation rates fell.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Total Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,033.80	$2.52	$1,000.00	$1,022.32	$2.51	0.50%
Administrative Class	1,000.00	1,033.00	3.28	1,000.00	1,021.57	3.26	0.65
Advisor Class	1,000.00	1,032.50	3.78	1,000.00	1,021.08	3.76	0.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO Total Return Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$10.64	$0.13	$0.23	$0.36	$(0.12)	$0.00	$0.00	$(0.12)
12/31/2016	10.58	0.29	0.01	0.30	(0.24)	0.00	0.00	(0.24)
12/31/2015	11.20	0.30	(0.23)	0.07	(0.57)	(0.12)	0.00	(0.69)
12/31/2014	10.98	0.19	0.29	0.48	(0.26)	0.00	0.00	(0.26)
12/31/2013	11.55	0.19	(0.39)	(0.20)	(0.27)	(0.10)	0.00	(0.37)
12/31/2012	11.02	0.26	0.80	1.06	(0.31)	(0.22)	0.00	(0.53)
Administrative Class
01/01/2017 - 06/30/2017+	10.64	0.12	0.23	0.35	(0.11)	0.00	0.00	(0.11)
12/31/2016	10.58	0.28	0.00	0.28	(0.22)	0.00	0.00	(0.22)
12/31/2015	11.20	0.30	(0.25)	0.05	(0.55)	(0.12)	0.00	(0.67)
12/31/2014	10.98	0.18	0.29	0.47	(0.25)	0.00	0.00	(0.25)
12/31/2013	11.55	0.18	(0.40)	(0.22)	(0.25)	(0.10)	0.00	(0.35)
12/31/2012	11.02	0.24	0.81	1.05	(0.30)	(0.22)	0.00	(0.52)
Advisor Class
01/01/2017 - 06/30/2017+	10.64	0.12	0.22	0.34	(0.10)	0.00	0.00	(0.10)
12/31/2016	10.58	0.26	0.01	0.27	(0.21)	0.00	0.00	(0.21)
12/31/2015	11.20	0.29	(0.25)	0.04	(0.54)	(0.12)	0.00	(0.66)
12/31/2014	10.98	0.17	0.29	0.46	(0.24)	0.00	0.00	(0.24)
12/31/2013	11.55	0.16	(0.39)	(0.23)	(0.24)	(0.10)	0.00	(0.34)
12/31/2012	11.02	0.23	0.80	1.03	(0.28)	(0.22)	0.00	(0.50)

+	Unaudited
*	Annualized
(a)	Per share amount based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.88	3.38%	$89,908	0.50	%*	0.50	%*	0.50	%*	0.50	%*	2.47	%*	304%
10.64	2.83	92,502	0.51		0.51		0.50		0.50		2.71		512
10.58	0.60	80,007	0.51		0.51		0.50		0.50		2.65		462
11.20	4.43	214,717	0.50		0.50		0.50		0.50		1.73		313
10.98	(1.81)	278,698	0.50		0.50		0.50		0.50		1.73		305
11.55	9.76	482,907	0.50		0.50		0.50		0.50		2.25		495

10.88	3.30	4,484,466	0.65	*	0.65	*	0.65	*	0.65	*	2.32	*	304
10.64	2.68	4,728,701	0.66		0.66		0.65		0.65		2.56		512
10.58	0.45	5,059,606	0.66		0.66		0.65		0.65		2.68		462
11.20	4.28	6,244,893	0.65		0.65		0.65		0.65		1.59		313
10.98	(1.96)	7,756,022	0.65		0.65		0.65		0.65		1.55		305
11.55	9.59	8,733,829	0.65		0.65		0.65		0.65		2.13		495

10.88	3.25	2,878,712	0.75	*	0.75	*	0.75	*	0.75	*	2.23	*	304
10.64	2.57	2,693,074	0.76		0.76		0.75		0.75		2.46		512
10.58	0.35	2,607,844	0.76		0.76		0.75		0.75		2.62		462
11.20	4.17	2,439,681	0.75		0.75		0.75		0.75		1.51		313
10.98	(2.06)	2,213,692	0.75		0.75		0.75		0.75		1.44		305
11.55	9.49	1,834,684	0.75		0.75		0.75		0.75		2.02		495

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$10,394,184
Investments in Affiliates	81,044
Financial Derivative Instruments
Exchange-traded or centrally cleared	15,972
Over the counter	23,507
Cash	1,948
Deposits with counterparty	9,916
Foreign currency, at value	14,480
Receivable for investments sold	11,691
Receivable for TBA investments sold	3,473,841
Receivable for Portfolio shares sold	5,108
Interest and/or dividends receivable	39,734
Dividends receivable from Affiliates	34
Total Assets	14,071,459

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$67,140
Payable for short sales	33,635
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,087
Over the counter	74,004
Payable for investments purchased	48,997
Payable for investments in Affiliates purchased	34
Payable for TBA investments purchased	6,367,570
Deposits from counterparty	7,074
Payable for Portfolio shares redeemed	5,266
Accrued investment advisory fees	1,636
Accrued supervisory and administrative fees	1,636
Accrued distribution fees	631
Accrued servicing fees	591
Other liabilities	72
Total Liabilities	6,618,373

Net Assets	$7,453,086

Net Assets Consist of:
Paid in capital	$7,306,161
Undistributed (overdistributed) net investment income	35,965
Accumulated undistributed net realized gain (loss)	43,298
Net unrealized appreciation (depreciation)	67,662

Net Assets	$7,453,086

Net Assets:
Institutional Class	$89,908
Administrative Class	4,484,466
Advisor Class	2,878,712

Shares Issued and Outstanding:
Institutional Class	8,261
Administrative Class	412,059
Advisor Class	264,515

Net Asset Value Per Share Outstanding:
Institutional Class	$10.88
Administrative Class	10.88
Advisor Class	10.88

Cost of investments in securities	$10,259,143
Cost of investments in Affiliates	$81,029
Cost of foreign currency held	$14,470
Proceeds received on short sales	$33,753
Cost or premiums of financial derivative instruments, net	$(6,427)

* Includes repurchase agreements of:	$14,000

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest, net of foreign taxes*	$109,180
Dividends from Investments in Affiliates	1,222
Total Income	110,402

Expenses:
Investment advisory fees	9,260
Supervisory and administrative fees	9,260
Servicing fees - Administrative Class	3,403
Distribution and/or servicing fees - Advisor Class	3,476
Trustee fees	103
Interest expense	137
Miscellaneous expense	21
Total Expenses	25,660

Net Investment Income (Loss)	84,742

Net Realized Gain (Loss):
Investments in securities	61,378
Investments in Affiliates	50
Exchange-traded or centrally cleared financial derivative instruments	48,533
Over the counter financial derivative instruments	9,183
Short sales	(439)
Foreign currency	4,026

Net Realized Gain (Loss)	122,731

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	151,367
Investments in Affiliates	18
Exchange-traded or centrally cleared financial derivative instruments	(20,080)
Over the counter financial derivative instruments	(100,228)
Short sales	118
Foreign currency assets and liabilities	349

Net Change in Unrealized Appreciation (Depreciation)	31,544

Net Increase (Decrease) in Net Assets Resulting from Operations	$239,017

* Foreign tax withholdings	$26

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$84,742	$196,719
Net realized gain (loss)	122,731	32,479
Net change in unrealized appreciation (depreciation)	31,544	(21,125)

Net Increase in Net Assets Resulting from Operations	239,017	208,073

Distributions to Shareholders:
From net investment income
Institutional Class	(998)	(2,019)
Administrative Class	(46,548)	(104,632)
Advisor Class	(27,280)	(53,108)

Total Distributions(a)	(74,826)	(159,759)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(225,382)	(281,494)

Total Increase (Decrease) in Net Assets	(61,191)	(233,180)

Net Assets:
Beginning of period	7,514,277	7,747,457
End of period*	$7,453,086	$7,514,277

* Including undistributed (overdistributed) net investment income of:	$35,965	$26,049

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%
Avolon Holdings Ltd.
3.462% due 09/20/2020		$2,200	$2,220
3.962% due 03/20/2022		14,000	14,140
CenturyLink, Inc.
1.375% due 01/31/2025		14,000	13,865
Endo Luxembourg Finance Co. SARL
5.500% due 04/29/2024		2,000	2,019
Energy Future Intermediate Holding Co. LLC
4.295% due 06/30/2017		2,600	2,605
Swissport Investments S.A.
6.250% due 02/09/2022	EUR	4,000	4,637

Total Loan Participations and Assignments (Cost $38,977)			39,486

CORPORATE BONDS & NOTES 34.6%

BANKING & FINANCE 30.5%
Alexandria Real Estate Equities, Inc.
4.300% due 01/15/2026		$7,500	7,870
4.500% due 07/30/2029		4,700	4,994
American Express Bank FSB
6.000% due 09/13/2017		3,600	3,630
American Express Centurion Bank
6.000% due 09/13/2017		3,900	3,932
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	7,700	2,814
Banco Popular Espanol S.A.
11.500% due 10/29/2049 ^(f)		2,100	60
Bank of America Corp.
2.153% due 04/24/2023		$22,400	22,498
4.000% due 04/01/2024		10,000	10,489
4.125% due 01/22/2024		5,100	5,387
5.750% due 12/01/2017		10,000	10,170
6.400% due 08/28/2017		17,700	17,826
6.875% due 04/25/2018		31,600	32,891
Bank of America N.A.
6.000% due 10/15/2036		1,700	2,155
Bank of New York Mellon Corp.
2.049% due 08/17/2020		16,500	16,812
2.600% due 08/17/2020		16,000	16,242
Bank of Nova Scotia
1.875% due 04/26/2021		21,400	21,204
Barclays Bank PLC
7.625% due 11/21/2022		800	917
7.750% due 04/10/2023		5,800	6,054
10.179% due 06/12/2021		5,900	7,395
Barclays PLC
2.780% due 01/10/2023		22,600	23,067
3.200% due 08/10/2021		19,900	20,203
3.295% due 08/10/2021		35,200	36,936
BBVA Bancomer S.A.
6.500% due 03/10/2021		6,400	7,080
7.250% due 04/22/2020		6,400	7,032
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,100	25,390
7.250% due 02/01/2018		11,200	11,552
Blackstone CQP Holdco LP
6.500% due 03/20/2021		34,900	35,093
BRFkredit A/S
1.000% due 01/01/2018	DKK	87,000	13,464
1.000% due 04/01/2018		44,900	6,975
Cantor Fitzgerald LP
6.500% due 06/17/2022		$8,500	9,524
CIT Group, Inc.
3.875% due 02/19/2019		8,360	8,590
5.500% due 02/15/2019		18,358	19,322
Citigroup, Inc.
1.945% due 01/10/2020		22,600	22,771
2.632% due 09/01/2023		1,000	1,019
2.750% due 04/25/2022		13,000	13,015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cooperatieve Rabobank UA
6.875% due 03/19/2020	EUR	8,200	$11,013
11.000% due 06/30/2019 (f)		$12,000	13,983
Credit Suisse AG
6.500% due 08/08/2023		4,000	4,508
Credit Suisse Group Funding Guernsey Ltd.
3.448% due 04/16/2021		23,800	24,983
3.450% due 04/16/2021		11,500	11,815
3.800% due 09/15/2022		15,000	15,601
Deutsche Bank AG
2.850% due 05/10/2019		35,600	35,997
4.250% due 10/14/2021		12,200	12,787
European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,672
Ford Motor Credit Co. LLC
1.739% due 09/08/2017		$12,400	12,404
2.145% due 01/09/2018		34,200	34,321
2.240% due 06/15/2018		1,000	1,003
2.375% due 01/16/2018		1,200	1,204
2.943% due 01/08/2019		20,700	20,974
6.625% due 08/15/2017		8,900	8,949
General Motors Financial Co., Inc.
2.085% due 04/13/2020		22,200	22,322
3.150% due 01/15/2020		9,400	9,566
3.200% due 07/13/2020		4,685	4,777
3.700% due 11/24/2020		3,786	3,920
Goldman Sachs Group, Inc.
2.446% due 09/15/2020		8,200	8,345
3.500% due 01/23/2025		3,600	3,643
3.750% due 05/22/2025		17,590	18,043
GSPA Monetization Trust
6.422% due 10/09/2029		7,712	8,783
HBOS PLC
1.923% due 09/06/2017		7,700	7,697
HCP, Inc.
4.000% due 12/01/2022		4,300	4,502
Hospitality Properties Trust
4.250% due 02/15/2021		6,100	6,365
4.500% due 06/15/2023		4,700	4,931
4.950% due 02/15/2027		13,600	14,229
HSBC Holdings PLC
2.799% due 01/05/2022		23,900	24,601
3.400% due 03/08/2021		18,600	19,125
3.459% due 03/08/2021		12,000	12,653
ING Bank NV
1.959% due 08/17/2018		9,200	9,256
International Lease Finance Corp.
7.125% due 09/01/2018		7,000	7,411
JPMorgan Chase & Co.
2.320% due 06/07/2021		27,600	28,040
2.550% due 03/01/2021		8,200	8,244
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		11,000	11,113
KBC Bank NV
8.000% due 01/25/2023		6,400	6,599
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		56,800	77,450
Lloyds Banking Group PLC
3.000% due 01/11/2022		1,700	1,718
7.000% due 06/27/2019 (f)	GBP	9,600	13,000
7.625% due 06/27/2023 (f)		5,400	7,801
Metropolitan Life Global Funding
1.697% due 12/19/2018		$15,000	15,068
Mizuho Bank Ltd.
1.746% due 09/25/2017		1,600	1,602
MMcapS Funding Ltd.
1.586% due 12/26/2039		2,510	1,946
Morgan Stanley
2.450% due 02/01/2019		3,000	3,021
National Australia Bank Ltd.
2.250% due 03/16/2021		19,100	19,074
Nationwide Building Society
4.000% due 09/14/2026		6,800	6,740
Navient Corp.
8.450% due 06/15/2018		12,200	12,877

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nordea Hypotek AB
2.250% due 06/19/2019	SEK	587,200	$72,989
Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2018	DKK	649,600	100,922
2.000% due 01/01/2018		82,700	12,872
Nykredit Realkredit A/S
1.000% due 01/01/2018		201,200	31,177
1.000% due 04/01/2018		980,531	152,455
1.000% due 07/01/2018		221,500	34,526
2.000% due 07/01/2017		92,800	14,266
2.000% due 04/01/2018		68,700	10,756
2.000% due 07/01/2018		169,300	26,515
4.000% due 01/01/2018		23,400	3,667
Piper Jaffray Cos.
5.060% due 10/09/2018		$6,000	6,090
Preferred Term Securities Ltd.
1.746% due 03/23/2035		18,417	15,194
2.155% due 07/03/2033		4,000	3,480
Realkredit Danmark A/S
1.000% due 01/01/2018	DKK	156,500	24,230
1.000% due 04/01/2018		1,478,900	229,964
2.000% due 01/01/2018		15,600	2,425
2.000% due 04/01/2018		551,800	86,299
Realty Income Corp.
3.000% due 01/15/2027		$7,600	7,214
Royal Bank of Canada
2.300% due 03/22/2021		19,300	19,371
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (f)		31,200	35,490
Santander Holdings USA, Inc.
2.642% due 11/24/2017		11,800	11,848
2.700% due 05/24/2019		6,700	6,753
Santander UK Group Holdings PLC
2.875% due 08/05/2021		7,100	7,123
Skandinaviska Enskilda Banken AB
3.000% due 06/19/2019	SEK	186,000	23,426
Springleaf Finance Corp.
6.125% due 05/15/2022		$19,200	20,304
Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		19,300	19,615
Sumitomo Mitsui Trust Bank Ltd.
2.050% due 03/06/2019		12,000	12,003
Sveriges Sakerstallda Obligationer AB
4.000% due 09/18/2019	SEK	309,000	40,049
Toronto-Dominion Bank
2.250% due 03/15/2021		$1,900	1,899
2.500% due 01/18/2023		22,000	22,164
UBS AG
1.539% due 12/07/2018		16,300	16,310
1.799% due 06/08/2020		26,000	26,053
2.052% due 06/01/2020		3,400	3,428
5.125% due 05/15/2024		1,700	1,800
7.625% due 08/17/2022		3,700	4,353
UBS Group Funding Switzerland AG
3.000% due 04/15/2021		21,700	22,050
4.125% due 04/15/2026		15,000	15,674
Ventas Realty LP
3.250% due 10/15/2026		4,300	4,141
Volkswagen Bank GmbH
0.081% due 11/27/2017	EUR	4,400	5,025
Wells Fargo & Co.
7.980% due 03/15/2018 (f)		$37,900	39,549
Wells Fargo Bank N.A.
1.873% due 12/06/2019		11,500	11,639

			2,275,157

INDUSTRIALS 2.1%
AbbVie, Inc.
3.200% due 05/14/2026		1,600	1,584
American Airlines Pass-Through Trust
3.000% due 04/15/2030		8,500	8,351
3.250% due 04/15/2030		7,000	6,930
Baxalta, Inc.
4.000% due 06/23/2025		6,320	6,603

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dell International LLC
5.450% due 06/15/2023	$13,100	$14,232
Dynegy, Inc.
6.750% due 11/01/2019	24,850	25,751
7.375% due 11/01/2022	8,100	8,019
7.625% due 11/01/2024	3,800	3,705
EMC Corp.
2.650% due 06/01/2020	7,100	6,971
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,700	1,723
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	630	646
Kinder Morgan, Inc.
2.000% due 12/01/2017	15,700	15,710
Melco Resorts Finance Ltd.
4.875% due 06/06/2025	2,000	2,007
National Fuel Gas Co.
5.200% due 07/15/2025	10,600	11,308
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	2,946	3,137
Oracle Corp.
1.900% due 09/15/2021	10,000	9,917
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	4,600	4,850
Rohm & Haas Co.
6.000% due 09/15/2017	1,062	1,071
Southern Co.
2.350% due 07/01/2021	15,100	15,003
Valeant Pharmaceuticals International, Inc.
6.750% due 08/15/2018	1,165	1,171
Wynn Las Vegas LLC
5.500% due 03/01/2025	9,500	10,017

		158,706

UTILITIES 2.0%
AT&T, Inc.
1.808% due 01/15/2020	14,700	14,782
2.023% due 07/15/2021	18,500	18,702
3.400% due 05/15/2025	13,900	13,689
Genesis Energy LP
6.750% due 08/01/2022	4,500	4,534
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,099	1,122
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022	14,300	7,794
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(g)	3,271	1,120
6.750% due 10/01/2023 ^(g)	1,654	566
Petrobras Global Finance BV
6.125% due 01/17/2022	13,400	13,869
Verizon Communications, Inc.
2.946% due 03/15/2022	3,416	3,443
2.992% due 09/14/2018	45,400	46,230
3.000% due 11/01/2021	7,300	7,403
3.500% due 11/01/2024	7,800	7,893
Williams Partners LP
4.875% due 05/15/2023	5,626	5,852

		146,999

Total Corporate Bonds & Notes (Cost $2,495,030)		2,580,862

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.4%
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	16,600	25,377
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	457

		25,834

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.2%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	$2,000	$2,421
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	14,300	14,590

		17,011

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	435	435

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (d)	12,540	9,589

Total Municipal Bonds & Notes (Cost $49,663)		52,869

U.S. GOVERNMENT AGENCIES 44.6%
Fannie Mae
1.276% due 12/25/2036 - 07/25/2037	1,292	1,269
1.295% due 03/25/2044	7,439	7,385
1.445% due 09/25/2046	6,840	6,864
1.466% due 05/25/2037	97	97
1.566% due 03/25/2044	797	797
1.626% due 09/25/2035	472	474
1.892% due 06/01/2043 - 07/01/2044	1,104	1,121
1.908% due 08/25/2055 (a)	24,671	1,436
1.916% due 10/25/2037	694	704
2.092% due 09/01/2040	3	3
2.310% due 08/01/2022	4,700	4,729
2.475% due 04/01/2019	13,934	14,074
2.670% due 08/01/2022	733	750
2.694% due 08/01/2035	420	447
2.700% due 04/01/2035	1,476	1,531
2.780% due 09/01/2039	19	20
2.786% due 01/01/2025	4	4
2.870% due 09/01/2027	6,700	6,728
3.000% due 09/01/2020 - 06/01/2030	74,867	77,061
3.129% due 05/25/2035	165	174
3.162% due 08/01/2035	32	33
3.215% due 09/01/2035	85	90
3.240% due 05/01/2038	13,924	14,734
3.330% due 11/01/2021	1,258	1,315
3.500% due 08/01/2029 - 09/01/2029	731	762
3.712% due 10/01/2032	220	232
3.800% due 11/01/2035	39	41
4.000% due 01/01/2026 - 01/01/2046	1,549	1,640
4.295% due 12/01/2036	336	356
4.500% due 08/01/2018 - 10/01/2046	30,292	32,597
4.748% due 09/01/2034	187	198
5.000% due 01/01/2023 - 08/01/2044	9,864	10,828
5.500% due 09/01/2017 - 09/01/2041	23,645	26,348
6.000% due 10/01/2017 - 02/01/2039	7,686	8,693
6.500% due 11/01/2034	25	28
7.000% due 04/25/2023 - 06/01/2032	346	385
Fannie Mae, TBA
3.000% due 07/01/2047 - 08/01/2047	666,000	664,353
3.500% due 08/01/2032 - 09/01/2047	1,009,000	1,034,716
4.000% due 07/01/2047 - 09/01/2047	764,000	801,703

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 08/01/2047	$64,000	$68,565
5.000% due 08/01/2047	1,500	1,637
5.500% due 08/01/2047	12,500	13,843
6.000% due 07/01/2047	4,000	4,503
Freddie Mac
1.409% due 08/25/2022 (a)	55,133	3,002
1.609% due 11/15/2030	4	4
1.659% due 09/15/2030	5	5
1.879% due 05/15/2037	255	258
1.892% due 02/25/2045	198	198
3.073% due 07/01/2030	1	1
4.000% due 04/01/2029 - 10/01/2041	5,529	5,860
4.500% due 03/01/2029 - 09/01/2041	2,821	3,023
5.500% due 10/01/2034 - 10/01/2038	2,505	2,801
6.000% due 02/01/2033 - 05/01/2040	4,263	4,833
6.500% due 04/15/2029 - 10/01/2037	44	49
7.000% due 06/15/2023	169	185
7.500% due 07/15/2030 - 03/01/2032	52	61
8.500% due 08/01/2024	2	3
Freddie Mac, TBA
3.500% due 08/01/2047	97,000	99,459
4.000% due 08/01/2047	91,000	95,522
4.500% due 07/01/2047 - 08/01/2047	48,900	52,337
6.000% due 07/01/2047	1,000	1,124
Ginnie Mae
1.000% due 01/20/2066	5,294	5,392
1.443% due 08/20/2066	11,444	11,461
1.593% due 07/20/2065 - 08/20/2065	32,469	32,409
1.643% due 07/20/2063	19,890	19,916
1.763% due 10/20/2066	12,741	12,833
1.772% due 02/16/2030	44	44
1.793% due 06/20/2066	6,963	7,023
1.823% due 08/20/2066	19,106	19,301
2.125% due 04/20/2026 - 07/20/2030	30	32
2.250% due 10/20/2029 - 11/20/2029	53	55
2.375% due 02/20/2027 - 02/20/2032	135	139
2.480% due 06/20/2067	700	721
2.550% due 04/20/2067	14,004	14,466
3.000% due 03/15/2045 - 08/15/2045	12,441	12,586
3.952% due 09/20/2066	23,343	25,749
6.000% due 12/15/2038 - 11/15/2039	38	42
Ginnie Mae, TBA
3.500% due 08/01/2047	13,000	13,442
4.000% due 07/01/2047 - 08/01/2047	63,500	66,748
Small Business Administration
5.130% due 09/01/2023	8	9
6.290% due 01/01/2021	9	9

Total U.S. Government Agencies (Cost $3,329,555)		3,324,370

U.S. TREASURY OBLIGATIONS 21.8%
U.S. Treasury Bonds
2.250% due 08/15/2046	30,000	26,462
2.500% due 02/15/2045 (m)	7,100	6,638
2.750% due 08/15/2042	49,200	48,738
2.750% due 11/15/2042	64,200	63,541
2.875% due 05/15/2043 (k)	40,500	40,951
3.000% due 11/15/2044	26,200	27,084
3.000% due 02/15/2047 (i)	40,900	42,272
3.125% due 02/15/2042	9,800	10,393
3.125% due 02/15/2043	9,800	10,367
3.125% due 08/15/2044	122,500	129,632
3.375% due 05/15/2044 (i)	249,200	275,751
3.625% due 08/15/2043 (k)	52,880	60,922

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 11/15/2043		$37,800	$44,499
4.250% due 05/15/2039		6,200	7,778
4.375% due 11/15/2039		18,100	23,100
4.375% due 05/15/2040		4,200	5,367
4.500% due 08/15/2039		9,700	12,583
4.625% due 02/15/2040		4,500	5,941
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (k)		48,595	48,536
0.125% due 04/15/2022 (i)(k)		33,684	33,533
0.125% due 01/15/2023 (k)		1,059	1,050
0.125% due 07/15/2026		12,650	12,207
0.375% due 01/15/2027		99,914	98,170
0.625% due 01/15/2026		21,961	22,110
0.750% due 02/15/2042		4,653	4,435
0.750% due 02/15/2045		18,796	17,660
1.375% due 02/15/2044 (i)		2,308	2,515
1.750% due 01/15/2028		110,303	123,029
2.000% due 01/15/2026 (k)		8,871	9,945
2.500% due 01/15/2029		119,019	143,222
3.625% due 04/15/2028		28,877	37,753
3.875% due 04/15/2029		17,701	24,053
U.S. Treasury Notes
1.750% due 09/30/2022 (k)(m)		45,000	44,594
2.000% due 08/31/2021 (k)(m)		1,400	1,412
2.250% due 11/15/2024 (k)(m)		85,100	85,567
2.250% due 11/15/2025 (k)(m)		3,900	3,901
2.375% due 08/15/2024 (k)(m)		13,700	13,908
2.500% due 05/15/2024 (k)(m)		26,500	27,149
2.750% due 02/15/2024 (k)(m)		28,700	29,856

Total U.S. Treasury Obligations (Cost $1,606,982)			1,626,624

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.5%
Alba PLC
0.478% due 03/17/2039	GBP	13,558	16,936
American Home Mortgage Investment Trust
3.415% due 02/25/2045		$652	661
6.200% due 06/25/2036		12,952	5,987
BAMLL Commercial Mortgage Securities Trust
4.159% due 12/15/2033		19,500	19,860
Banc of America Funding Trust
3.179% due 05/25/2035		655	686
6.000% due 03/25/2037 ^		4,476	4,050
Banc of America Mortgage Trust
3.601% due 03/25/2035		5,551	5,419
3.893% due 05/25/2033		755	769
6.500% due 10/25/2031		82	87
Barclays Commercial Mortgage Securities Trust
2.409% due 05/15/2032		4,782	4,788
BCAP LLC Trust
5.042% due 03/26/2037		809	797
Bear Stearns Adjustable Rate Mortgage Trust
2.754% due 11/25/2030		1	1
2.910% due 02/25/2036		103	103
2.950% due 02/25/2033		8	8
3.081% due 04/25/2033		149	150
3.260% due 03/25/2035		2,184	2,210
3.322% due 11/25/2034		1,993	1,929
3.565% due 01/25/2034		342	348
3.599% due 01/25/2035		154	154
3.613% due 04/25/2034		686	676
3.630% due 02/25/2033		27	26
3.653% due 01/25/2035		345	340
3.679% due 07/25/2034		745	727
Bear Stearns ALT-A Trust
3.361% due 09/25/2035		1,139	980
3.475% due 05/25/2035		1,915	1,897
3.517% due 05/25/2036 ^		3,094	2,207
Bear Stearns Commercial Mortgage Securities Trust
5.700% due 06/11/2050		5,512	5,539
Bear Stearns Structured Products, Inc. Trust
3.063% due 12/26/2046		1,586	1,372
3.421% due 01/26/2036		2,567	2,343
Business Mortgage Finance PLC
2.315% due 02/15/2041	GBP	4,275	5,450

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CFCRE Commercial Mortgage Trust
3.644% due 12/10/2054		$7,337	$7,655
Chase Mortgage Finance Trust
3.165% due 01/25/2036 ^		3,201	2,938
Citigroup Mortgage Loan Trust, Inc.
2.930% due 10/25/2035		251	253
3.234% due 05/25/2035		1,042	1,044
5.500% due 12/25/2035		4,339	3,666
Countrywide Alternative Loan Trust
1.386% due 05/25/2047		2,770	2,481
1.396% due 05/25/2047		1,737	1,634
1.402% due 09/20/2046		10,387	8,175
1.406% due 09/25/2046 ^		22,932	19,726
1.416% due 05/25/2036		1,561	1,343
1.422% due 05/20/2046 ^		8,195	6,683
1.516% due 08/25/2035		10,786	9,434
1.542% due 11/20/2035		7,818	7,268
2.216% due 08/25/2035 ^		5,094	3,698
6.000% due 02/25/2037 ^		9,785	7,333
Countrywide Home Loan Mortgage Pass-Through Trust
3.123% due 11/25/2034		1,438	1,423
3.309% due 02/20/2036 ^		423	381
3.348% due 02/20/2035		1,673	1,689
6.000% due 03/25/2037 ^		2,408	2,123
Credit Suisse First Boston Mortgage Securities Corp.
5.039% due 06/25/2032		17	17
Deutsche ALT-A Securities, Inc.
1.366% due 03/25/2037 ^		6,731	5,775
1.716% due 02/25/2035		390	381
Eurosail PLC
0.439% due 03/13/2045	GBP	2,307	2,944
0.450% due 03/13/2045		8,690	11,147
0.590% due 06/13/2045		548	714
First Horizon Alternative Mortgage Securities Trust
2.914% due 08/25/2035 ^		$3,880	3,385
First Horizon Mortgage Pass-Through Trust
2.893% due 10/25/2035 ^		3,540	3,373
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		1	1
Fort Cre LLC
2.712% due 05/21/2036		6,134	6,144
Great Hall Mortgages PLC
1.397% due 06/18/2039		4,894	4,745
GS Mortgage Securities Corp.
3.120% due 05/10/2050		13,800	14,161
GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		11,100	11,155
3.203% due 02/10/2029		5,700	5,857
3.980% due 02/10/2029		17,850	18,631
GS Mortgage Securities Trust
3.722% due 10/10/2049		3,137	3,131
GSR Mortgage Loan Trust
3.109% due 09/25/2035		3,063	3,121
3.152% due 11/25/2035		774	765
HarborView Mortgage Loan Trust
1.399% due 01/19/2038		4,703	4,451
1.459% due 01/19/2036		9,930	7,904
1.649% due 05/19/2035		447	419
1.869% due 01/19/2035		4,268	3,104
1.959% due 10/19/2035		3,590	2,955
3.097% due 12/19/2035 ^		4,051	3,350
3.575% due 07/19/2035		1,577	1,410
Hilton USA Trust
2.828% due 11/05/2035		15,000	14,911
IndyMac Adjustable Rate Mortgage Trust
2.222% due 01/25/2032		2	2
IndyMac Mortgage Loan Trust
1.426% due 04/25/2046		5,323	4,718
3.303% due 11/25/2037		3,015	2,962
3.310% due 06/25/2036		8,509	7,220
JPMorgan Mortgage Trust
3.177% due 06/25/2035		553	554
3.247% due 10/25/2036 ^		5,471	4,817
3.370% due 08/25/2034		3,637	3,657
5.750% due 01/25/2036 ^		612	522

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Landmark Mortgage Securities PLC
0.616% due 04/17/2044	GBP	24,446	$30,460
Marche Mutui SRL
1.921% due 01/27/2064	EUR	756	866
MASTR Adjustable Rate Mortgages Trust
1.472% due 01/25/2047 ^		$3,858	2,824
Merrill Lynch Mortgage Investors Trust
1.466% due 11/25/2035		103	99
2.051% due 10/25/2035		364	349
3.045% due 04/25/2035		3,818	3,672
Morgan Stanley Bank of America Merrill Lynch Trust
3.069% due 02/15/2048		3,200	3,295
3.557% due 12/15/2047		7,500	7,858
Morgan Stanley Mortgage Loan Trust
3.237% due 07/25/2035 ^		4,311	3,910
Prime Mortgage Trust
1.616% due 02/25/2034		106	100
1.716% due 02/25/2035		4,400	4,165
RBSSP Resecuritization Trust
2.856% due 12/25/2035		22,905	23,446
Residential Accredit Loans, Inc. Trust
1.316% due 05/25/2037		11,693	10,402
1.401% due 08/25/2036		8,325	7,368
2.616% due 08/25/2036 ^		6,919	6,193
4.219% due 12/25/2035		633	560
6.000% due 09/25/2036		1,184	1,046
6.000% due 02/25/2037 ^		27,473	25,070
6.500% due 09/25/2036 ^		7,504	5,788
Residential Asset Securitization Trust
1.666% due 10/25/2035		2,209	1,815
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		2,458	2,403
6.000% due 06/25/2037 ^		3,699	3,385
Residential Mortgage Securities PLC
0.675% due 11/14/2039	GBP	4,914	6,225
RFTI Issuer Ltd.
2.909% due 08/15/2030		$10,658	10,654
Structured Adjustable Rate Mortgage Loan Trust
1.416% due 04/25/2047		2,589	1,970
Structured Asset Mortgage Investments Trust
1.426% due 09/25/2047 ^		3,927	3,289
1.459% due 07/19/2035		1,925	1,882
1.869% due 09/19/2032		31	30
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.893% due 02/25/2032		6	6
3.244% due 07/25/2032		3	3
Suntrust Adjustable Rate Mortgage Loan Trust
3.530% due 02/25/2037 ^		3,455	3,099
Thornburg Mortgage Securities Trust
2.970% due 06/25/2047 ^		14,718	13,334
3.038% due 03/25/2037		1,827	1,609
Wachovia Mortgage Loan Trust LLC
3.534% due 05/20/2036 ^		3,914	3,529
WaMu Mortgage Pass-Through Certificates Trust
1.466% due 02/25/2045		12,927	12,394
1.506% due 10/25/2045		433	430
1.932% due 11/25/2042		197	187
2.132% due 08/25/2042		449	435
2.808% due 12/25/2036 ^		438	416
2.852% due 05/25/2037 ^		5,702	4,687
4.001% due 07/25/2037 ^		3,298	3,074
Washington Mutual Mortgage Pass-Through Certificates Trust
5.750% due 01/25/2036 ^		5,188	4,634
Wells Fargo Mortgage-Backed Securities Trust
3.026% due 12/25/2034		773	782
3.098% due 01/25/2035		911	930
3.107% due 03/25/2036		1,350	1,363
3.246% due 07/25/2036 ^		7,217	7,005

Total Non-Agency Mortgage-Backed Securities (Cost $548,913)			560,891

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 11.3%
Accredited Mortgage Loan Trust
1.346% due 02/25/2037		$2,155	$2,139
1.476% due 09/25/2036		10,265	9,994
ALESCO Preferred Funding Ltd.
1.619% due 12/23/2036		6,264	4,823
1.629% due 09/23/2036		9,763	7,664
1.906% due 09/23/2038		6,431	5,562
Allegro CLO Ltd.
2.390% due 01/30/2026		10,000	10,037
AmeriCredit Automobile Receivables Trust
1.509% due 05/18/2020		3,600	3,601
Anchorage Capital CLO Ltd.
2.312% due 07/28/2026		5,550	5,557
Ares Enhanced Loan Investment Strategy IR Ltd.
2.553% due 07/23/2025		6,700	6,730
Argent Securities Trust
1.366% due 07/25/2036		20,671	9,109
1.406% due 03/25/2036		7,295	3,907
Avery Point CLO Ltd.
2.256% due 04/25/2026		12,300	12,319
Bear Stearns Asset-Backed Securities Trust
1.366% due 11/25/2036		15,450	13,982
1.376% due 08/25/2036		1,649	1,691
Cadogan Square CLO BV
0.000% due 07/24/2023	EUR	6,603	7,559
Capital Auto Receivables Asset Trust
1.912% due 11/20/2018		$4,139	4,141
Cent CLO Ltd.
2.380% due 07/27/2026		17,900	17,950
Chase Issuance Trust
1.459% due 01/18/2022		14,900	14,968
CIFC Funding Ltd.
2.392% due 05/24/2026		20,000	20,033
Citigroup Mortgage Loan Trust, Inc.
1.836% due 12/25/2035		1,571	1,570
Countrywide Asset-Backed Certificates
1.356% due 06/25/2047 ^		4,088	3,183
1.366% due 01/25/2037		1,578	1,566
1.386% due 06/25/2037		6,555	6,400
1.436% due 06/25/2047		16,837	13,871
1.446% due 05/25/2037		7,700	5,440
1.616% due 06/25/2036		6,900	6,686
Countrywide Asset-Backed Certificates Trust
2.016% due 08/25/2047		2,150	2,080
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021		20,332	20,397
Credit-Based Asset Servicing and Securitization LLC
1.276% due 11/25/2036		464	269
EMC Mortgage Loan Trust
1.764% due 05/25/2040		128	120
First Franklin Mortgage Loan Trust
1.696% due 12/25/2035		4,984	4,971
1.706% due 09/25/2035		1,308	1,310
Flagship Credit Auto Trust
1.850% due 07/15/2021		6,800	6,803
Flatiron CLO Ltd.
2.338% due 07/17/2026		19,100	19,122
Fremont Home Loan Trust
1.276% due 01/25/2037		84	45
1.626% due 11/25/2035		8,400	6,560
Golden Credit Card Trust
1.559% due 02/15/2021		15,000	15,036
GoldenTree Loan Opportunities Ltd.
2.540% due 10/29/2026		6,300	6,347
GSAA Trust
5.995% due 03/25/2046 ^		11,534	8,368
GSAMP Trust
1.306% due 06/25/2036		5,174	3,332
Halcyon Loan Advisors Funding Ltd.
1.000% due 10/22/2025 (b)		22,400	22,400
Hildene CLO Ltd.
2.338% due 07/19/2026		21,900	21,955

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hillmark Funding Ltd.
1.422% due 05/21/2021		$582	$582
Home Equity Loan Trust
1.446% due 04/25/2037		20,000	17,370
ICG U.S. CLO Ltd.
2.348% due 10/15/2026		18,200	18,202
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.356% due 11/25/2036		8,261	6,853
JMP Credit Advisors CLO Ltd.
2.398% due 10/17/2025		10,000	10,023
JPMorgan Mortgage Acquisition Corp.
1.606% due 05/25/2035		4,700	4,165
1.626% due 10/25/2035 ^		7,500	6,595
JPMorgan Mortgage Acquisition Trust
1.476% due 03/25/2037		2,000	1,891
Lehman XS Trust
1.396% due 06/25/2036		3,777	2,790
Lockwood Grove CLO Ltd.
2.626% due 04/25/2025		15,000	15,094
Long Beach Mortgage Loan Trust
4.216% due 11/25/2032		27	27
MASTR Asset-Backed Securities Trust
1.456% due 03/25/2036		6,999	4,988
1.506% due 12/25/2035		6,975	6,581
Merrill Lynch Mortgage Investors Trust
1.376% due 05/25/2037		26,372	19,639
Morgan Stanley ABS Capital, Inc. Trust
1.466% due 08/25/2036		16,660	10,226
Mountain Hawk CLO Ltd.
2.358% due 04/18/2025		13,000	13,017
MP CLO Ltd.
2.408% due 07/18/2026		19,100	19,143
Navient Private Education Loan Trust
2.489% due 01/16/2035		11,107	11,207
Nelder Grove CLO Ltd.
2.300% due 08/28/2026		22,900	22,925
Nissan Auto Receivables Owner Trust
1.459% due 04/15/2019		9,990	9,998
NovaStar Mortgage Funding Trust
1.456% due 11/25/2036		3,500	1,673
Option One Mortgage Loan Trust Asset-Backed Certificates
1.676% due 11/25/2035		14,500	12,418
OZLM Funding Ltd.
2.288% due 01/17/2026		12,000	12,022
Panther CDO BV
0.044% due 10/15/2084	EUR	4,574	5,202
RAAC Trust
1.556% due 02/25/2036		$1,400	1,387
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		21,282	12,374
Residential Asset Securities Corp. Trust
1.376% due 06/25/2036		3,033	2,997
1.456% due 09/25/2036		13,222	12,361
1.466% due 04/25/2037		5,792	5,685
1.546% due 12/25/2035		6,546	4,929
1.616% due 02/25/2036		6,800	6,290
2.086% due 05/25/2035		1,601	1,607
Securitized Asset-Backed Receivables LLC Trust
1.346% due 05/25/2037 ^		1,425	1,121
SG Mortgage Securities Trust
1.486% due 02/25/2036		3,026	1,881
SLM Student Loan Trust
0.000% due 12/15/2023	EUR	5,432	6,191
1.716% due 12/15/2027		$21,212	21,203
1.796% due 12/15/2025		20,300	20,373
Sound Point CLO Ltd.
2.256% due 01/21/2026		22,300	22,292
Soundview Home Loan Trust
1.326% due 02/25/2037		2,033	797
1.466% due 11/25/2036		32,677	26,279
Specialty Underwriting & Residential Finance Trust
1.366% due 11/25/2037		20,324	13,262

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Loan Trust
1.386% due 12/25/2036		$9,856	$9,179
Sudbury Mill CLO Ltd.
2.308% due 01/17/2026		10,000	10,020
2.328% due 01/17/2026		10,000	10,000
Symphony CLO Ltd.
2.188% due 10/15/2025		18,500	18,479
Telos CLO Ltd.
2.428% due 01/17/2027		9,800	9,800
VB-S1 Issuer LLC
6.901% due 06/15/2046		2,500	2,594
VOLT LLC
3.125% due 06/25/2047		22,500	22,500
3.250% due 04/25/2059		10,200	10,217
3.500% due 03/25/2047		5,709	5,733
WaMu Asset-Backed Certificates Trust
1.466% due 04/25/2037		7,432	3,632
Washington Mutual Asset-Backed Certificates Trust
1.456% due 05/25/2036		11,297	8,562
Wells Fargo Home Equity Asset-Backed Securities Trust
1.806% due 11/25/2035		1,800	1,804

Total Asset-Backed Securities (Cost $807,842)			845,777

SOVEREIGN ISSUES 5.3%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	300	356
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		2,300	2,649
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2018 (d)	BRL	632,300	182,903
0.000% due 04/01/2018 (d)		57,100	16,190
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2023		234,400	70,052
Japan Finance Organization for Municipalities
2.625% due 04/20/2022		$22,300	22,342
Japan International Cooperation Agency
2.750% due 04/27/2027		14,600	14,556
Province of Ontario
1.650% due 09/27/2019		2,800	2,793
3.000% due 07/16/2018		3,700	3,756
3.150% due 06/02/2022	CAD	7,600	6,202
4.000% due 10/07/2019		$700	734
4.000% due 06/02/2021	CAD	21,400	17,911
4.200% due 03/08/2018		1,100	866
4.200% due 06/02/2020		12,500	10,372
4.400% due 06/02/2019		5,600	4,571
4.400% due 04/14/2020		$600	640
5.500% due 06/02/2018	CAD	2,300	1,845
Province of Quebec
2.750% due 08/25/2021		$17,100	17,538
3.500% due 07/29/2020		3,000	3,141
3.500% due 12/01/2022	CAD	6,300	5,238
3.750% due 09/01/2024		4,800	4,083
4.500% due 12/01/2017		700	548
4.500% due 12/01/2020		2,500	2,113

Total Sovereign Issues (Cost $415,542)			391,399

SHORT-TERM INSTRUMENTS 13.1%

CERTIFICATES OF DEPOSIT 2.1%
Abbey National Treasury Services PLC
1.400% due 07/07/2017		$26,800	26,801
Barclays Bank PLC
1.710% due 03/16/2018		14,100	14,098
1.949% due 11/06/2017		48,000	48,109
Mizuho Bank Ltd.
1.928% due 12/12/2017		25,800	25,864
Sumitomo Mitsui Banking Corp.
1.946% due 09/15/2017		39,600	39,654

			154,526

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 8.1%
AutoNation, Inc.
1.700% due 07/07/2017	$12,700	$12,696
BAT International Finance PLC
1.410% due 07/05/2017	15,600	15,597
1.450% due 07/27/2017	4,200	4,195
Boston Scientific Corp.
1.650% due 07/18/2017	3,500	3,497
1.800% due 09/25/2017	26,200	26,103
Canadian Natural Resources Ltd.
1.750% due 08/03/2017	15,400	15,376
Caterpillar Financial Services Ltd.
1.270% due 07/14/2017	11,200	11,194
Deutsche Telekom AG
1.300% due 07/05/2017	44,700	44,691
1.420% due 07/31/2017	14,100	14,082
Electricite de France S.A.
1.870% due 01/09/2018	28,000	27,739
Enbridge Energy Partners LP
1.750% due 07/05/2017	28,300	28,294
2.000% due 07/20/2017	3,400	3,397
ENI Finance USA, Inc.
1.500% due 07/17/2017	25,000	24,984
Entergy Corp.
1.440% due 07/21/2017	5,100	5,095
1.450% due 07/18/2017	11,300	11,291
1.450% due 07/20/2017	9,000	8,992
ERP Operating LP
1.500% due 07/17/2017	18,500	18,487
Exelon Generation Co. LLC
1.500% due 07/17/2017	12,200	12,192
Ford Motor Credit Co.
1.500% due 07/10/2017	11,700	11,695
HP, Inc.
1.480% due 07/25/2017	44,200	44,166
1.530% due 07/25/2017	44,900	44,865

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Marriott International
1.500% due 07/24/2017		$18,700	$18,682
1.500% due 08/07/2017		7,600	7,588
Mondelez International, Inc.
1.250% due 07/03/2017		10,800	10,799
1.410% due 07/25/2017		32,900	32,867
Nabors Industries, Inc.
2.100% due 07/19/2017		12,400	12,389
Nasdaq, Inc.
1.600% due 09/25/2017		18,800	18,735
Natixis NY
1.400% due 07/03/2017		62,300	62,294
TransCanada American, Inc.
1.450% due 07/12/2017		10,600	10,595
UDR, Inc.
1.480% due 08/02/2017		11,700	11,684
VW CR, Inc.
1.400% due 07/10/2017		32,300	32,287

			606,548

REPURCHASE AGREEMENTS (h) 0.2%
			14,000

SHORT-TERM NOTES 0.1%
AmeriCredit Automobile Receivables Trust
0.920% due 02/20/2018		5,362	5,362

ARGENTINA TREASURY BILLS 0.3%
3.257% due 09/15/2017 - 04/13/2018 (c)(d)		21,100	20,861

JAPAN TREASURY BILLS 1.2%
(0.122)% due 08/21/2017 - 09/19/2017 (c)(d)	JPY	10,060,000	89,453

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 1.1%
6.995% due 11/30/2017 - 03/01/2018 (c)(d)	MXN	1,502,100	$79,478

U.S. TREASURY BILLS 0.0%
0.928% due 08/31/2017 (c)(d)(m)		$1,680	1,678

Total Short-Term Instruments (Cost $966,639)			971,906

Total Investments in Securities (Cost $10,259,143)			10,394,184

		SHARES
INVESTMENTS IN AFFILIATES 1.1%

SHORT-TERM INSTRUMENTS 1.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.1%
PIMCO Short-Term Floating NAV Portfolio III		628,928	6,218
PIMCO Short-Term Floating NAV Portfolio IV		7,478,120	74,826

Total Short-Term Instruments (Cost $81,029)			81,044

Total Investments in Affiliates (Cost $81,029)			81,044

Total Investments 140.5% (Cost $10,340,172)			$10,475,228

Financial Derivative Instruments (j)(l) (0.6)% (Cost or Premiums, net $(6,427))			(44,612)

Other Assets and Liabilities, net (39.9)%			(2,977,530)

Net Assets 100.0%			$7,453,086

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Odebrecht Offshore Drilling Finance Ltd.	6.625%	10/01/2023	12/08/2014	$3,147	$1,120	0.01%
Odebrecht Offshore Drilling Finance Ltd.	6.750	10/01/2023	12/08/2014	1,587	566	0.01

				$4,734	$1,686	0.02%

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	1.350%	06/30/2017	07/03/2017	$14,000	U.S. Treasury Bonds 3.750% due 11/15/2043	$(14,283)	$14,000	$14,002

Total Repurchase Agreements						$(14,283)	$14,000	$14,002

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	1.320%	06/27/2017	07/10/2017	$(9,389)	$(9,391)
JPS	0.900	06/30/2017	07/03/2017	(14,035)	(14,036)
	1.130	06/27/2017	07/28/2017	(28,918)	(28,923)
SGY	1.050	06/28/2017	07/05/2017	(14,787)	(14,790)

Total Reverse Repurchase Agreements					$(67,140)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.5)%
Fannie Mae, TBA	4.000%	07/01/2047	$32,000	$(33,753)	$(33,635)

Total Short Sales (0.5)%				$(33,753)	$(33,635)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(9,391)	$0	$(9,391)	$9,184	$(207)
JPS	14,002	(42,959)	0	(28,957)	28,338	(619)
SGY	0	(14,790)	0	(14,790)	14,470	(320)

Total Borrowings and Other Financing Transactions	$14,002	$(67,140)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(67,140)	$0	$0	$(67,140)

Total Borrowings	$0	$(67,140)	$0	$0	$(67,140)

Gross amount of recognized liabilities for reverse repurchase agreements					$(67,140)

(i)	Securities with an aggregate market value of $66,275 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(9,570) at a weighted average interest rate of 0.682%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note September Futures	$109.250	08/25/2017	19,416	$166	$20
Put - CBOT U.S. Treasury 10-Year Note September Futures	111.000	08/25/2017	4,850	40	5
Put - CME 90-Day Eurodollar March Futures	98.250	03/19/2018	3,568	314	290

Total Purchased Options				$520	$315

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar March Futures	$98.750	03/19/2018	3,568	$(378)	$(134)

Total Written Options				$(378)	$(134)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond September Futures	09/2017	2	AUD	199	$(3)	$0	$(2)
Euro-Bund 10-Year Bond September Futures	09/2017	1,429	EUR	264,193	(3,971)	0	(2,579)
Put Options Strike @ EUR 146.000 on Euro-Bund 10-Year Bond September Futures	08/2017	1,890		22	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2017	22,771	$	2,683,242	(5,643)	0	(3,914)
U.S. Treasury 10-Year Note September Futures	09/2017	11,643		1,461,560	(5,091)	0	(3,274)
U.S. Treasury 30-Year Bond September Futures	09/2017	308		47,336	372	0	(173)

					$(14,336)	$0	$(9,942)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2017	2,813		(692,877)	$(6)	$105	$0
90-Day Eurodollar December Futures	12/2018	1,218		(299,019)	(211)	91	0
90-Day Eurodollar June Futures	06/2018	2,031		(499,448)	279	127	0
90-Day Eurodollar March Futures	03/2018	743		(182,852)	154	37	0
90-Day Eurodollar March Futures	03/2019	1,132		(277,750)	(209)	99	0
90-Day Eurodollar September Futures	09/2017	1,878		(463,138)	(119)	23	0
Canada Government 10-Year Bond September Futures	09/2017	890	CAD	(96,460)	2,607	1,325	0
Euro-BTP Italy Government Bond September Futures	09/2017	84	EUR	(12,965)	(96)	172	0
Euro-OAT France Government 10-Year Bond September Futures	09/2017	3,915		(663,931)	6,401	5,813	0
United Kingdom Long Gilt September Futures	09/2017	908	GBP	(148,502)	2,342	1,313	0

					$11,142	$9,105	$0

Total Futures Contracts					$(3,194)	$9,105	$(9,942)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Anheuser-Busch InBev S.A.	1.000%	12/20/2017	0.123%	EUR	10,500	$62	$(7)	$55	$1	$0
Morgan Stanley	1.000	12/20/2020	0.451	$	12,100	201	28	229	1	0
Sprint Communications, Inc.	5.000	12/20/2019	1.095		8,700	501	336	837	0	(11)
Tesco PLC	1.000	06/20/2022	1.525	EUR	15,000	(732)	304	(428)	1	0
Volkswagen International Finance NV	1.000	12/20/2017	0.108		20,000	163	(57)	106	1	0
Volkswagen International Finance NV	1.000	06/20/2021	0.464		12,500	(47)	358	310	3	0

						$148	$962	$1,109	$7	$(11)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD	5,800	$712	$(41)	$671	$120	$0
Receive	3-Month USD-LIBOR	2.000	12/16/2019	$	175,000	(849)	(606)	(1,455)	77	0
Receive	3-Month USD-LIBOR	1.250	06/21/2021		305,200	10,104	(2,993)	7,111	408	0
Receive(4)	3-Month USD-LIBOR	1.450	06/28/2021		255,400	4,844	(1,622)	3,222	234	0
Pay	3-Month USD-LIBOR	1.250	06/21/2022		166,000	7,671	(2,074)	5,597	308	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		401,000	(1,084)	(4,563)	(5,647)	806	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045		193,100	1,459	(9,323)	(7,864)	881	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		29,000	1,760	(1,400)	360	128	0
Receive(4)	6-Month GBP-LIBOR	1.000	09/20/2022	GBP	80,300	(74)	230	156	461	0
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027		111,600	(2,150)	315	(1,835)	1,425	0
Receive(4)	6-Month GBP-LIBOR	1.750	03/21/2048		28,100	(1,948)	801	(1,147)	923	0
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	40,050,000	(2,342)	(316)	(2,658)	619	0
Receive(4)	6-Month JPY-LIBOR	0.300	09/20/2027		7,200,000	(375)	273	(102)	155	0

						$17,728	$(21,319)	$(3,591)	$6,545	$0

Total Swap Agreements						$17,876	$(20,357)	$(2,482)	$6,552	$(11)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$315	$9,105	$6,552	$15,972	$(134)	$(9,942)	$(11)	$(10,087)

(k)	Securities with an aggregate market value of $126,983 and cash of $10,031 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	DKK	59,284		$8,692	$0	$(414)
	07/2017	EUR	65,710		73,858	0	(1,193)
	07/2017	ILS	1,659		459	0	(17)
	07/2017		$13,719	DKK	95,160	898	0
	07/2017		5,183	EUR	4,584	53	0
	08/2017		21,533	CHF	20,611	0	(1)
	12/2017	CNH	273		$38	0	(2)
	01/2018	DKK	172,803		25,281	0	(1,539)
	04/2018		1,162,172		170,379	0	(10,987)
	07/2018		121,255		18,750	0	(276)
BPS	07/2017	BRL	6,300		2,163	261	0
	07/2017	CAD	75,772		56,304	0	(2,125)
	07/2017	DKK	810		122	0	(2)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2017	EUR	56,892		$64,715	$0	$(264)
	07/2017	GBP	16,523		21,268	0	(252)
	07/2017	JPY	18,002,600		160,809	751	0
	07/2017		$1,904	BRL	6,300	0	(3)
	07/2017		12,175	JPY	1,334,700	0	(308)
	07/2017		530	MXN	10,100	27	0
	08/2017		64,810	EUR	56,892	263	0
	08/2017		160,998	JPY	18,002,600	0	(752)
	08/2017		186	ZAR	2,545	8	0
	09/2017	JPY	2,860,000		$26,100	589	0
	01/2018	BRL	3,496		1,022	1	0
	01/2018		$123	DKK	810	2	0
	03/2018	MXN	855,600		$40,915	0	(4,561)
	04/2018	DKK	1,403,158		207,043	0	(11,931)
	07/2018		148,689		22,287	0	(1,044)
BRC	07/2017		94,656		14,439	0	(100)
	08/2017		$30,100	EUR	26,331	17	0
CBK	07/2017	BRL	10,934		$3,305	5	0
	07/2017	EUR	4,543		5,111	0	(78)
	07/2017	GBP	62,565		80,502	0	(987)
	07/2017		$3,327	BRL	10,934	0	(26)
	07/2017		58,597	DKK	388,878	1,135	0
	08/2017	AUD	2,057		$1,517	0	(63)
	12/2017	CNH	215		30	0	(1)
	04/2018	BRL	55,900		16,874	763	0
	07/2018	DKK	388,878		59,860	0	(1,160)
DUB	07/2017		$21,527	CHF	20,611	0	(33)
	08/2017	SEK	607,405		$70,029	0	(2,233)
	12/2017	CNH	542		75	0	(4)
FBF	07/2017		$16,945	CHF	16,511	274	0
	07/2017		328	INR	21,537	5	0
	09/2017	KRW	215,214,568		$191,762	3,636	0
GLM	07/2017	BRL	10,946		3,327	23	0
	07/2017	DKK	95,159		13,863	0	(754)
	07/2017	JPY	519,000		4,687	73	0
	07/2017		$3,309	BRL	10,946	0	(5)
	07/2017		1,293	CAD	1,713	28	0
	07/2017		5,585	DKK	37,054	106	0
	07/2017		75,294	GBP	58,930	1,459	0
	07/2017		83,871	JPY	9,263,500	0	(1,511)
	08/2017	SEK	573,365		$65,948	0	(2,265)
	08/2017		$18,335	GBP	14,084	25	0
	08/2017		2,162	SEK	18,795	74	0
	09/2017	TWD	6,813,075		$224,446	308	0
	10/2017	RUB	141,991		2,422	68	0
	10/2017		$57,260	DKK	371,440	79	0
	04/2018	DKK	501,039		$73,976	0	(4,215)
HUS	07/2017		$1,690	EUR	1,509	33	0
	07/2017		34,305	GBP	27,002	864	0
	08/2017		4,014		3,088	12	0
	09/2017	SGD	108,985		$78,969	0	(284)
	01/2018	BRL	258,200		76,739	1,284	0
	04/2018		264,800		77,899	1,582	0
	04/2018	DKK	227,049		33,800	0	(1,633)
JPM	07/2017	NZD	2,408		1,702	0	(62)
	07/2017		$58,018	CAD	76,039	617	0
	07/2017		165,578	EUR	147,383	2,756	0
	07/2017		57,753	GBP	45,308	1,258	0
	07/2017		87,943	JPY	9,702,400	0	(1,680)
	08/2017	CAD	74,059		$56,528	0	(610)
	08/2017	JPY	7,200,000		65,129	989	0
	08/2017	TRY	1,220		318	0	(25)
	08/2017		$10,995	EUR	9,628	18	0
	10/2017		7,208	IDR	97,822,655	52	0
	01/2018	BRL	113,100		$31,020	0	(2,031)
	01/2018		$1,015	BRL	3,496	6	0
	04/2018	DKK	131,062		$19,511	0	(942)
	07/2018		133,980		20,186	0	(839)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MSB	10/2017		$39,344	BRL	131,900	$0	$(238)
	01/2018	DKK	292,617		$42,956	0	(2,459)
NGF	07/2017	MXN	10,100		497	0	(60)
	11/2017		646,500		31,355	0	(3,463)
	01/2018	BRL	261,000		76,905	632	0
RBC	07/2017	CHF	16,511		17,194	0	(25)
	08/2017		$17,224	CHF	16,511	24	0
SCX	07/2017		1,869	GBP	1,451	21	0
	10/2017	BRL	131,900		$35,844	0	(3,261)
TOR	01/2018	DKK	109,139		16,162	0	(777)
	04/2018		393,900		57,600	0	(3,871)
UAG	07/2017	GBP	39,519		50,648	0	(824)
	08/2017		$50,693	GBP	39,519	824	0
	08/2017		15,909	JPY	1,779,000	0	(73)
	09/2017	THB	32,947		$972	2	0
	09/2017	TWD	1,214,526		40,045	89	0
	12/2017	CNH	766		107	0	(5)

Total Forward Foreign Currency Contracts						$21,994	$(72,268)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930%	08/20/2018	$	15,000	$ 1,592	$528
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018		13,100	1,281	452
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017		28,400	1,932	18
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018		12,800	1,280	474

								$ 6,085	$1,472

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 08/01/2047	$73.000	08/07/2017	$	132,000	$5	$0

Total Purchased Options						$6,090	$1,472

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC GBP versus USD	$	1.263	07/03/2017	GBP	24,800	$(154)	$0
	Put - OTC GBP versus USD		1.264	07/03/2017		6,900	(40)	0
FBF	Call - OTC USD versus BRL	BRL	3.550	10/02/2017	$	28,800	(432)	(339)
	Call - OTC USD versus BRL		6.300	01/11/2018		22,000	(1,172)	(7)
GLM	Call - OTC USD versus BRL		3.400	07/06/2017		33,300	(225)	(31)
	Call - OTC USD versus ZAR	ZAR	14.400	07/06/2017		23,500	(224)	0
	Call - OTC USD versus ZAR		14.500	07/07/2017		21,300	(208)	(1)
JPM	Call - OTC USD versus BRL	BRL	3.430	07/07/2017		41,300	(325)	(31)
	Call - OTC USD versus BRL		3.510	09/27/2017		17,300	(268)	(229)

							$(3,048)	$(638)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	$4,900	$(37)	$0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	0

						$(788)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	08/20/2018	$ 123,500	$(2,876)	$(572)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017	124,800	(1,935)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018	56,500	(1,260)	(262)

							$(6,071)	$(836)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 07/01/2047	$	98.438	07/06/2017	$8,000	$(19)	$0
GSC	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2047		101.871	07/06/2017	160,000	(500)	(7)
	Put - OTC Fannie Mae, TBA 3.500% due 07/01/2047		102.094	07/06/2017	63,000	(185)	(9)

						$(704)	$(16)

Total Written Options						$(10,611)	$(1,490)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		8,703		0		(4,418)		(717)		3,568
Notional Amount in $		$1,260,100		$1,482,800		$(412,000)		$(1,318,900)		$(207,000)		$805,000
Notional Amount in GBP	GBP	0	GBP	115,400	GBP	0	GBP	(83,700)	GBP	0	GBP	31,700
Premiums		$(14,429)		$(11,172)		$2,725		$10,271		$1,616		$(10,989)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	06/20/2018	0.815%	$700	$(101)	$103	$2	$0
	Petrobras Global Finance BV	1.000	12/20/2019	1.744	6,200	(642)	533	0	(109)
	Petrobras Global Finance BV	1.000	03/20/2020	1.892	500	(77)	66	0	(11)
BRC	Petrobras Global Finance BV	1.000	12/20/2019	1.744	2,300	(348)	308	0	(40)
GST	Petrobras Global Finance BV	1.000	12/20/2019	1.744	2,400	(264)	222	0	(42)
	Petrobras Global Finance BV	1.000	03/20/2020	1.892	400	(64)	55	0	(9)
HUS	Mexico Government International Bond	1.000	09/20/2017	0.170	2,400	(53)	58	5	0
	Petrobras Global Finance BV	1.000	03/20/2020	1.892	1,500	(274)	239	0	(35)

						$(1,823)	$1,584	$7	$(246)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$10,409	$(225)	$243	$18	$0
GST	CDX.IG-9 10-Year Index 30-100%	0.548	12/20/2017	1,832	0	5	5	0
JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	4,051	0	11	11	0

					$(225)	$259	$34	$0

Total Swap Agreements					$(2,048)	$1,843	$41	$(246)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$951	$0	$0	$951	$(14,429)	$0	$0	$(14,429)	$(13,478)	$14,158	$680
BPS	1,902	0	2	1,904	(21,242)	0	(120)	(21,362)	(19,458)	19,982	524
BRC	17	0	0	17	(100)	0	(40)	(140)	(123)	0	(123)
CBK	1,903	0	0	1,903	(2,315)	0	0	(2,315)	(412)	305	(107)
DUB	0	0	18	18	(2,270)	0	0	(2,270)	(2,252)	1,781	(471)
FBF	3,915	0	0	3,915	0	(346)	0	(346)	3,569	(3,135)	434
GLM	2,243	980	0	3,223	(8,750)	(604)	0	(9,354)	(6,131)	5,563	(568)
GSC	0	0	0	0	0	(16)	0	(16)	(16)	0	(16)
GST	0	0	5	5	0	0	(51)	(51)	(46)	129	83
HUS	3,775	0	5	3,780	(1,917)	0	(35)	(1,952)	1,828	(1,520)	308
JPM	5,696	0	11	5,707	(6,189)	(260)	0	(6,449)	(742)	805	63
MSB	0	0	0	0	(2,697)	0	0	(2,697)	(2,697)	2,630	(67)
MYC	0	492	0	492	0	(264)	0	(264)	228	(447)	(219)
NGF	632	0	0	632	(3,523)	0	0	(3,523)	(2,891)	3,392	501
RBC	24	0	0	24	(25)	0	0	(25)	(1)	0	(1)
SCX	21	0	0	21	(3,261)	0	0	(3,261)	(3,240)	3,546	306
TOR	0	0	0	0	(4,648)	0	0	(4,648)	(4,648)	4,852	204
UAG	915	0	0	915	(902)	0	0	(902)	13	0	13

Total Over the Counter	$21,994	$1,472	$41	$23,507	$(72,268)	$(1,490)	$(246)	$(74,004)

(m)	Securities with an aggregate market value of $57,143 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements , in the Notes to Financial Statements for more information regarding master netting arrangements.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 8, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$315	$315
Futures	0	0	0	0	9,105	9,105
Swap Agreements	0	7	0	0	6,545	6,552

	$0	$7	$0	$0	$15,965	$15,972

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,994	$0	$21,994
Purchased Options	0	0	0	0	1,472	1,472
Swap Agreements	0	41	0	0	0	41

	$0	$41	$0	$21,994	$1,472	$23,507

	$0	$48	$0	$21,994	$17,437	$39,479

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$134	$134
Futures	0	0	0	0	9,942	9,942
Swap Agreements	0	11	0	0	0	11

	$0	$11	$0	$0	$10,076	$10,087

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$72,268	$0	$72,268
Written Options	0	0	0	638	852	1,490
Swap Agreements	0	246	0	0	0	246

	$0	$246	$0	$72,906	$852	$74,004

	$0	$257	$0	$72,906	$10,928	$84,091

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(901)	$(901)
Written Options	0	0	0	0	968	968
Futures	0	0	0	0	33,980	33,980
Swap Agreements	0	1,041	0	0	13,445	14,486

	$0	$1,041	$0	$0	$47,492	$48,533

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,008)	$0	$(5,008)
Purchased Options	0	0	0	0	(882)	(882)
Written Options	0	0	0	5,665	5,804	11,469
Swap Agreements	0	3,604	0	0	0	3,604

	$0	$3,604	$0	$657	$4,922	$9,183

	$0	$4,645	$0	$657	$52,414	$57,716

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

June 30, 2017 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(102)	$(102)
Written Options	0	0	0	0	244	244
Futures	0	0	0	0	14,958	14,958
Swap Agreements	0	414	0	0	(35,594)	(35,180)

	$0	$414	$0	$0	$(20,494)	$(20,080)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(97,346)	$0	$(97,346)
Purchased Options	0	0	0	0	(1,632)	(1,632)
Written Options	0	0	0	12	1,212	1,224
Swap Agreements	0	(2,474)	0	0	0	(2,474)

	$0	$(2,474)	$0	$(97,334)	$(420)	$(100,228)

	$0	$(2,060)	$0	$(97,334)	$(20,914)	$(120,308)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$39,486	$0	$39,486
Corporate Bonds & Notes
Banking & Finance	0	2,266,374	8,783	2,275,157
Industrials	0	158,706	0	158,706
Utilities	0	146,999	0	146,999
Municipal Bonds & Notes
California	0	25,834	0	25,834
Illinois	0	17,011	0	17,011
Iowa	0	435	0	435
New Jersey	0	9,589	0	9,589
U.S. Government Agencies	0	3,324,370	0	3,324,370
U.S. Treasury Obligations	0	1,626,624	0	1,626,624
Non-Agency Mortgage-Backed Securities	0	559,519	1,372	560,891
Asset-Backed Securities	22,400	800,877	22,500	845,777
Sovereign Issues	0	391,399	0	391,399
Short-Term Instruments
Certificates of Deposit	0	154,526	0	154,526
Commercial Paper	0	606,548	0	606,548
Repurchase Agreements	0	14,000	0	14,000
Short-Term Notes	0	5,362	0	5,362
Argentina Treasury Bills	0	20,861	0	20,861
Japan Treasury Bills	0	89,453	0	89,453
Mexico Treasury Bills	0	79,478	0	79,478
U.S. Treasury Bills	0	1,678	0	1,678

	$22,400	$10,339,129	$32,655	$10,394,184

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$81,044	$0	$0	$81,044

Total Investments	$104,165	$10,338,408	$32,655	$10,475,228

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(33,635)	$0	$(33,635)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9,395	6,577	0	15,972
Over the counter	0	23,507	0	23,507

	$9,395	$30,084	$0	$39,479

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(10,076)	(11)	0	(10,087)
Over the counter	0	(74,004)	0	(74,004)

	$(10,076)	$(74,015)	$0	$(84,091)

Total Financial Derivative Instruments	$(681)	$(43,931)	$0	$(44,612)

Totals	$102,763	$10,261,563	$32,655	$10,396,981

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Administrative Class and Advisor Class shares of the PIMCO Total Return Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

SEMIANNUAL REPORT	JUNE 30, 2017	27

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

28	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

SEMIANNUAL REPORT	JUNE 30, 2017	29

Notes to Financial Statements (Cont.)

Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value

30	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant

SEMIANNUAL REPORT	JUNE 30, 2017	31

Notes to Financial Statements (Cont.)

unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to its investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$364,854	$1,692,611	$(2,051,300)	$50	$3	$6,218	$1,211	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

Investment in PIMCO Short-Term Floating NAV Portfolio IV

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$74,811	$0	$0	$15	$74,826	$11	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed

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to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be

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Notes to Financial Statements (Cont.)

adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Portfolio at June 30, 2017 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage

Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio.

The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio.

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Notes to Financial Statements (Cont.)

A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities

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and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better

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Notes to Financial Statements (Cont.)

reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name

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has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that

SEMIANNUAL REPORT	JUNE 30, 2017	39

Notes to Financial Statements (Cont.)

measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect

SEMIANNUAL REPORT	JUNE 30, 2017	41

Notes to Financial Statements (Cont.)

to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Administrative Class	Advisor Class
0.25%	0.25%	0.25%	0.25%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

	Distribution Fee	Servicing Fee
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional

42	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolio under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2017, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Purchases	Sales
$48,271	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$26,320,056	$27,422,397	$1,770,367	$1,112,051

SEMIANNUAL REPORT	JUNE 30, 2017	43

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,234	$13,320	7,219	$78,072
Administrative Class	22,805	245,430	68,718	742,748
Advisor Class	17,900	192,380	33,118	355,958

Issued as reinvestment of distributions
Institutional Class	92	998	187	2,019
Administrative Class	4,308	46,548	9,697	104,630
Advisor Class	2,524	27,280	4,922	53,108

Cost of shares redeemed
Institutional Class	(1,756)	(18,954)	(6,275)	(67,918)
Administrative Class	(59,336)	(636,078)	(112,204)	(1,212,708)
Advisor Class	(8,935)	(96,306)	(31,423)	(337,403)
Net increase (decrease) resulting from Portfolio share transactions	(21,164)	$(225,382)	(26,041)	$(281,494)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 26% of the Portfolio. One of the shareholders is a related party and comprises 14% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

44	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Total Return Portfolio	$0	$54,308

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$10,346,391	$225,579	$(96,742)	$128,837

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2017	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SGY	Societe Generale, New York
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona
BRL	Brazilian Real	ILS	Israeli Shekel	SGD	Singapore Dollar
CAD	Canadian Dollar	INR	Indian Rupee	THB	Thai Baht
CHF	Swiss Franc	JPY	Japanese Yen	TRY	Turkish New Lira
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	RUB	Russian Ruble

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor
BABs	Build America Bonds	FSB	Federal Savings Bank	TBA	To-Be-Announced
BTP	Buoni del Tesoro Poliennali

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT18SAR_063017

PIMCO Variable Insurance Trust

Semiannual Report

June 30, 2017

PIMCO Unconstrained Bond Portfolio

Share Classes

∎	Institutional
∎	M
∎	Administrative
∎	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Please find enclosed the Semiannual Report for the PIMCO Variable Insurance Trust covering the six-month reporting period ended June 30, 2017. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Highlights of the financial markets during the six-month fiscal reporting period include:

∎

Through early 2017, the robust risk sentiment that marked the post-U.S. election period broadly continued, though there were some signs of moderation towards the end of March. Early challenges in President Donald Trump’s policy agenda left some investors less optimistic about the potential for other highly anticipated agenda items such as tax reform and infrastructure spending. Still, solid fundamental data, relatively easy financial conditions, and optimism among businesses and consumers helped encourage positive investor sentiment. This environment provided an opportunity for the Federal Reserve (“Fed”) to continue on its path towards policy normalization, and led the Fed to raise its key lending rate, the Federal Funds Rate, again in March by 0.25% to a range of 0.75% to 1.00%.

∎

Geopolitics, including elections in several countries as well as political controversy in both the U.S. and Brazil, dominated headlines and contributed to brief periods of market volatility throughout the last quarter of the reporting period. In the U.S., the Fed raised the Federal Funds Rate once again in June by 0.25% to a range of 1.00% to 1.25%, and unveiled details of its plan to gradually unwind its balance sheet, contributing to a flattening yield curve. A perceived hawkish shift in tone from other major central banks, including the European Central Bank, the Bank of England, and the Bank of Canada, spurred most developed market yields to rise even as longer-term interest rates actually fell in the U.S. The fundamental economic backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened, and emerging market (“EM”) assets strengthened.

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, returned 1.87% for the reporting period. Yields rose at the short-end of the U.S. Treasury yield curve through three-year maturities, but declined across the longer-term portion of U.S. Treasury yield curve as the Fed continued its tightening monetary policy. The benchmark ten-year U.S. Treasury note yielded 2.31% at the end of the reporting period, down from 2.45% on December 31, 2016. The Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 2.27% for the reporting period.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, returned 0.85% over the reporting period. The upward pressure on U.S. real interest rates experienced after the U.S. election moderated during the first part of 2017, as questions arose about the feasibility and timing of the new administration’s proposed policies. Real yields in the U.S. resumed their upward trajectory in the last quarter of the reporting period, particularly in June, as the Fed raised rates for the fourth time in this cycle and announced detailed plans to reduce its balance sheet by tapering reinvestments. Inflation expectations dipped lower over the period on the back of persistent oil weakness and three consecutive soft Consumer Price Index (“CPI”) releases during the second quarter.

∎

Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 5.26% over the reporting period. Within energy, oil prices dipped lower as production out of non-OPEC countries increased, elevating uncertainty that OPEC may succeed in rebalancing the oil market. Natural gas saw pressure from a warm U.S. winter; and continued to underperform in the second quarter of the reporting period due to unfavorable weather and higher U.S. inventories. Within precious metals, gold rallied on lower real yields over the first quarter of the reporting period, but ended slightly down driven by higher U.S. real yields at the end of the reporting period. Within agriculture, wheat outperformed on poor crop quality and production uncertainty.

∎

Agency mortgage-backed securities (“MBS”), as represented by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 1.35% over the reporting period and underperformed like-duration U.S. Treasuries amid

2	PIMCO VARIABLE INSURANCE TRUST

headwinds from heavy supply and concerns regarding the unwinding of the Fed’s balance sheet. Non-Agency MBS prices were higher and spreads tightened, as the sector continued to benefit from favorable technicals and stable fundamentals.

∎

U.S. investment grade credit, as represented by the Bloomberg Barclays U.S. Credit Index, returned 3.68% over the reporting period, alongside falling credit yields, a relatively stable global growth environment, low volatility and strength in equity markets. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index (USD Hedged), returned 5.02% over the reporting period. Performance was strong and reflected meaningfully less dispersion across sectors, given the improving stability of commodities.

∎

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 6.20% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.36% over the reporting period. The economic slowdown in China continued, though policymakers have placed a premium on near-term stability ahead of the 19th National Congress of the Communist Party of China scheduled to take place this autumn, effectively reducing the rate of depreciation for the Chinese Yuan. EM currencies broadly appreciated against the U.S. dollar, remaining resilient in the face of lower commodity prices and more hawkish rhetoric from developed market central banks.

∎

Global equity markets generally posted positive returns on strong investor risk appetite amid a period marked by low economic volatility and strong corporate earnings growth despite geopolitical uncertainty during the reporting period. U.S. equities, as represented by the S&P 500 Index, returned 9.34% over the reporting period. Developed market equities outside the US, as represented by the MSCI EAFE Net Dividend Index (USD Hedged), returned 8.27% and the MSCI EAFE Net Dividend Index (USD Unhedged), returned 13.81% over the reporting period. EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 18.43% over the same period.

Thank you again, for the trust you place in us. We value your commitment and will continue to work diligently to meet your broad investment and investment solution needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust August 22, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2017	3

Important Information About the PIMCO Unconstrained Bond Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company that includes the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Portfolio. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed

4	PIMCO VARIABLE INSURANCE TRUST

securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance may vary by share class based on each class’s expense ratios. The Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that the Portfolio, even if the Portfolio has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) the Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio's diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Unconstrained Bond Portfolio	05/02/11	04/30/12	10/31/14	05/02/11	04/30/13	Diversified

An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at www.pimco.com/pvit, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Portfolio’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at www.pimco.com/pvit. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

SEMIANNUAL REPORT	JUNE 30, 2017	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through June 30, 2017

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown as of 06/30/2017†§

U.S. Treasury Obligations	43.6%
Asset-Backed Securities	22.3%
Corporate Bonds & Notes	15.0%
U.S. Government Agencies	7.0%
Non-Agency Mortgage-Backed Securities	5.1%
Short-Term Instruments‡	3.8%
Sovereign Issues	2.0%
Loan Participations and Assignments	1.0%
Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2017
	6 Months*	1 Year	5 Years	Inception≈
PIMCO Unconstrained Bond Portfolio Institutional Class	3.19%	6.91%	2.52%	2.73%
PIMCO Unconstrained Bond Portfolio Class M	2.96%	6.43%	—	1.93%
PIMCO Unconstrained Bond Portfolio Administrative Class	3.11%	6.75%	2.37%	2.34%
PIMCO Unconstrained Bond Portfolio Advisor Class	3.06%	6.65%	—	1.35%
3 Month USD LIBOR Index±	0.54%	0.91%	0.44%	0.44%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

≈ For class inception dates please refer to the Important information.

♦ Average annual total return since 05/02/2011.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. For performance current to the most recent month-end, visit www.pimco.com/pvit or call (888) 87-PIMCO.

The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented, is 0.91% for Institutional Class shares, 1.36% for Class M shares, 1.06% for Administrative Class shares, and 1.16% for Advisor Class shares. Details regarding any Portfolio’s operating expenses can be found in the Portfolio’s prospectus.

Investment Objective and Strategy Overview

PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current prospectus for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Long exposure to non-agency mortgages added to performance. The BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-agency mortgages, increased.

»	Long positions in U.S. nominal rates, primarily at the 7-10 year portion of the yield curve, contributed to performance, as yields declined at the 10-year portion of the curve.

»	Long exposure to corporate credit added to performance, as the Bloomberg Barclays Corporate Average OAS, which generally measures corporate credit spreads, tightened.

»	Long positioning in the Mexican peso and Russian ruble contributed to performance, as the currencies appreciated versus the U.S. dollar.

»

Long exposure to emerging markets corporate external debt added to performance, as the CEMBI diversified index, which generally tracks the total return of external corporate emerging markets debt, increased.

»	Exposure to U.S. breakeven inflation detracted from performance, as U.S. breakeven inflation rates decreased.

»	Short exposure to Asian currencies, such as the Singapore dollar and Taiwanese dollar, detracted from performance, as the currencies appreciated versus the U.S. dollar.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Unconstrained Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from January 1, 2017 to June 30, 2017 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Beginning Account Value (01/01/17)	Ending Account Value (06/30/17)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,031.90	$4.58	$1,000.00	$1,020.28	$4.56	0.91%
Class M	1,000.00	1,029.60	6.84	1,000.00	1,018.05	6.81	1.36
Administrative Class	1,000.00	1,031.10	5.34	1,000.00	1,019.54	5.31	1.06
Advisor Class	1,000.00	1,030.60	5.84	1,000.00	1,019.04	5.81	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	JUNE 30, 2017	7

Financial Highlights PIMCO Unconstrained Bond Portfolio

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain (Loss)	Tax Basis Return of Capital	Total
Institutional Class
01/01/2017 - 06/30/2017+	$10.21	$0.12	$0.20	$0.32	$(0.08)	$0.00	$0.00	$(0.08)
12/31/2016	9.92	0.30	0.18	0.48	(0.19)	0.00	0.00	(0.19)
12/31/2015	10.45	0.29	(0.45)	(0.16)	(0.37)	0.00	0.00	(0.37)
12/31/2014	10.25	0.14	0.19	0.33	(0.13)	0.00	0.00	(0.13)
12/31/2013	10.46	0.18	(0.28)	(0.10)	(0.07)	(0.04)	0.00	(0.11)
04/30/2012 - 12/31/2012	9.98	0.14	0.41	0.55	(0.07)	0.00	0.00	(0.07)
Class M
01/01/2017 - 06/30/2017+	10.21	0.09	0.21	0.30	(0.06)	0.00	0.00	(0.06)
12/31/2016	9.92	0.25	0.18	0.43	(0.14)	0.00	0.00	(0.14)
12/31/2015	10.45	0.25	(0.46)	(0.21)	(0.32)	0.00	0.00	(0.32)
10/31/2014 - 12/31/2014	10.49	0.04	(0.06)	(0.02)	(0.02)	0.00	0.00	(0.02)
Administrative Class
01/01/2017 - 06/30/2017+	10.21	0.11	0.21	0.32	(0.08)	0.00	0.00	(0.08)
12/31/2016	9.92	0.29	0.17	0.46	(0.17)	0.00	0.00	(0.17)
12/31/2015	10.45	0.26	(0.44)	(0.18)	(0.35)	0.00	0.00	(0.35)
12/31/2014	10.25	0.13	0.18	0.31	(0.11)	0.00	0.00	(0.11)
12/31/2013	10.46	0.17	(0.28)	(0.11)	(0.06)	(0.04)	0.00	(0.10)
12/31/2012	9.81	0.19	0.57	0.76	(0.11)	0.00	0.00	(0.11)
Advisor Class
01/01/2017 - 06/30/2017+	10.21	0.11	0.20	0.31	(0.07)	0.00	0.00	(0.07)
12/31/2016	9.92	0.27	0.18	0.45	(0.16)	0.00	0.00	(0.16)
12/31/2015	10.45	0.26	(0.45)	(0.19)	(0.34)	0.00	0.00	(0.34)
12/31/2014	10.25	0.16	0.14	0.30	(0.10)	0.00	0.00	(0.10)
04/30/2013 - 12/31/2013	10.64	0.14	(0.46)	(0.32)	(0.03)	(0.04)	0.00	(0.07)

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.45	3.19%	$15,795	0.91	%*	0.91	%*	0.90	%*	0.90	%*	2.29	%*	138%
10.21	4.89	15,701	0.91		0.91		0.90		0.90		3.02		364
9.92	(1.53)	15,902	0.91		0.91		0.90		0.90		2.83		414
10.45	3.20	374	0.90		0.90		0.90		0.90		1.32		255
10.25	(0.97)	866	0.90		0.90		0.90		0.90		1.77		928
10.46	5.55	27	0.90	*	0.90	*	0.90	*	0.90	*	2.01	*	879	*

10.45	2.96	661	1.36	*	1.36	*	1.35	*	1.35	*	1.84	*	138
10.21	4.42	672	1.36		1.36		1.35		1.35		2.53		364
9.92	(1.96)	345	1.36		1.36		1.35		1.35		2.37		414
10.45	(0.17)	15	1.35	*	1.35	*	1.35	*	1.35	*	2.42	*	255	*

10.45	3.11	285,830	1.06	*	1.06	*	1.05	*	1.05	*	2.14	*	138
10.21	4.73	275,774	1.06		1.06		1.05		1.05		2.87		364
9.92	(1.68)	263,768	1.06		1.06		1.05		1.05		2.50		414
10.45	3.04	288,528	1.05		1.05		1.05		1.05		1.25		255
10.25	(1.12)	404,497	1.05		1.05		1.05		1.05		1.59		928
10.46	7.75	267,488	1.05		1.05		1.05		1.05		1.89		879

10.45	3.06	12,402	1.16	*	1.16	*	1.15	*	1.15	*	2.05	*	138
10.21	4.63	11,461	1.16		1.16		1.15		1.15		2.76		364
9.92	(1.78)	9,126	1.16		1.16		1.15		1.15		2.47		414
10.45	2.94	4,805	1.15		1.15		1.15		1.15		1.53		255
10.25	(3.02)	285	1.12	*	1.15	*	1.12	*	1.15	*	2.04	*	928

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	9

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Unaudited)

(Amounts in thousands, except per share amounts)	June 30, 2017

Assets:
Investments, at value
Investments in securities*	$357,223
Investments in Affiliates	368
Financial Derivative Instruments
Exchange-traded or centrally cleared	557
Over the counter	2,174
Cash	1
Deposits with counterparty	1,125
Foreign currency, at value	743
Receivable for investments sold	1,866
Receivable for TBA investments sold	54,694
Receivable for Portfolio shares sold	98
Interest and/or dividends receivable	1,242
Dividends receivable from Affiliates	1
Total Assets	420,092

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$12,830
Payable for sale-buyback transactions	8,817
Payable for short sales	944
Financial Derivative Instruments
Exchange-traded or centrally cleared	167
Over the counter	1,790
Payable for investments purchased	901
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	78,606
Deposits from counterparty	1,051
Payable for Portfolio shares redeemed	5
Accrued investment advisory fees	166
Accrued supervisory and administrative fees	83
Accrued distribution fees	3
Accrued servicing fees	38
Other liabilities	2
Total Liabilities	105,404

Net Assets	$314,688

Net Assets Consist of:
Paid in capital	302,987
Undistributed (overdistributed) net investment income	2,725
Accumulated undistributed net realized gain (loss)	(2,815)
Net unrealized appreciation (depreciation)	11,791

Net Assets	$314,688

Net Assets:
Institutional Class	$15,795
Class M	661
Administrative Class	285,830
Advisor Class	12,402

Shares Issued and Outstanding:
Institutional Class	$1,512
Class M	63
Administrative Class	27,362
Advisor Class	1,187

Net Asset Value Per Share Outstanding:
Institutional Class	$10.45
Class M	10.45
Administrative Class	10.45
Advisor Class	10.45

Cost of investments in securities	$349,734
Cost of investments in Affiliates	$368
Cost of foreign currency held	$736
Proceeds received on short sales	$946
Cost or premiums of financial derivative instruments, net	$(1,184)

* Includes repurchase agreements of:	$786

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)

Investment Income:
Interest	$4,797
Dividends from Investments in Affiliates	168
Total Income	4,965

Expenses:
Investment advisory fees	929
Supervisory and administrative fees	464
Distribution and/or servicing fees - Class M	2
Servicing fees - Administrative Class	211
Distribution and/or servicing fees - Advisor Class	15
Trustee fees	4
Interest expense	18
Total Expenses	1,643

Net Investment Income (Loss)	3,322

Net Realized Gain (Loss):
Investments in securities	(511)
Investments in Affiliates	(6)
Exchange-traded or centrally cleared financial derivative instruments	2,323
Over the counter financial derivative instruments	2,491
Foreign currency	(176)

Net Realized Gain (Loss)	4,121

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	5,657
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	(2,147)
Over the counter financial derivative instruments	(1,650)
Short sales	1
Foreign currency assets and liabilities	31

Net Change in Unrealized Appreciation (Depreciation)	1,895

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,338

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	11

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$3,322	$8,483
Net realized gain (loss)	4,121	4,771
Net change in unrealized appreciation (depreciation)	1,895	608

	9,338	13,862

Distributions to Shareholders:
From net investment income
Institutional Class	(129)	(297)
Class M	(4)	(7)
Administrative Class	(2,109)	(4,709)
Advisor Class	(84)	(169)

Total Distributions(a)	(2,326)	(5,182)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	4,068	5,787

Total Increase (Decrease) in Net Assets	11,080	14,467

Net Assets:
Beginning of period	303,608	289,141
End of period*	$314,688	$303,608

* Including undistributed (overdistributed) net investment income of:	$2,725	$1,729

**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.2%
Avolon Holdings Ltd.
3.962% due 03/20/2022		$600	$606
AWAS Finance Luxembourg S.A.
3.910% due 07/16/2018		1,781	1,785
CD&R Plumb Buyer LLC
TBD% due 06/25/2018		300	299
CenturyLink, Inc.
1.375% due 01/31/2025		300	297
Charter Communications Operating LLC
3.480% due 01/15/2024		198	198
Energy Future Intermediate Holding Co. LLC
TBD% due 06/23/2018		300	301
Petrobras Netherlands BV
TBD% - 3.281% due 05/10/2022		200	196

Total Loan Participations and Assignments (Cost $3,665)			3,682

CORPORATE BONDS & NOTES 17.0%

BANKING & FINANCE 11.7%
ABN AMRO Bank NV
4.750% due 07/28/2025		100	106
AGFC Capital Trust
2.908% due 01/15/2067		100	59
American International Group, Inc.
4.125% due 02/15/2024		300	317
Bank of America Corp.
2.000% due 01/11/2018		1,400	1,402
3.958% due 10/21/2025	MXN	2,000	133
5.750% due 12/01/2017		$3,500	3,560
6.400% due 08/28/2017		700	705
6.875% due 04/25/2018		1,300	1,353
Barclays Bank PLC
7.625% due 11/21/2022		400	458
7.750% due 04/10/2023		200	209
14.000% due 06/15/2019 (g)	GBP	500	793
Barclays PLC
6.500% due 09/15/2019 (g)	EUR	200	237
8.250% due 12/15/2018 (g)		$2,100	2,231
Blackstone CQP Holdco LP
6.500% due 03/20/2021		300	302
Citigroup, Inc.
6.250% due 08/15/2026 (g)		200	222
Cooperatieve Rabobank UA
2.500% due 01/19/2021		500	503
3.750% due 07/21/2026		700	701
6.875% due 03/19/2020	EUR	1,100	1,477
Credit Agricole S.A.
6.500% due 06/23/2021 (g)		300	375
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$700	708
Deutsche Bank AG
4.250% due 10/14/2021		1,450	1,520
Exela Intermediate LLC
10.000% due 07/15/2023 (b)		300	297
Goldman Sachs Group, Inc.
3.625% due 01/22/2023		300	310
6.150% due 04/01/2018		200	206
HSBC Holdings PLC
2.650% due 01/05/2022		400	399
2.799% due 01/05/2022		400	412
3.400% due 03/08/2021		600	617
4.300% due 03/08/2026		500	533
6.000% due 05/22/2027 (g)		500	518
JPMorgan Chase & Co.
2.056% due 01/25/2018		300	302
2.682% due 03/01/2021		2,000	2,063
7.900% due 04/30/2018 (g)		700	728
Lloyds Banking Group PLC
7.000% due 06/27/2019 (g)	GBP	400	542
7.625% due 06/27/2023 (g)		1,956	2,826
7.875% due 06/27/2029 (g)		200	306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mitsubishi UFJ Financial Group, Inc.
2.190% due 09/13/2021		$700	$690
MUFG Union Bank N.A.
2.625% due 09/26/2018		300	303
Navient Corp.
5.875% due 03/25/2021		200	212
Rio Oil Finance Trust
9.250% due 07/06/2024		160	164
Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 (g)		1,200	1,311
Santander UK PLC
2.500% due 03/14/2019		1,400	1,412
Societe Generale S.A.
7.375% due 09/13/2021 (g)		400	431
Springleaf Finance Corp.
6.125% due 05/15/2022		150	159
Standard Chartered PLC
2.308% due 08/19/2019		800	808
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	50	68
Synchrony Bank
3.000% due 06/15/2022		$500	498
Toronto-Dominion Bank
2.150% due 04/07/2021		800	818
UBS AG
5.125% due 05/15/2024		1,300	1,376
7.625% due 08/17/2022		250	294
Volkswagen Bank GmbH
0.081% due 11/27/2017	EUR	100	114
Wells Fargo & Co.
2.600% due 07/22/2020		$200	203
3.584% due 05/22/2028		400	405

			36,696

INDUSTRIALS 4.0%
AbbVie, Inc.
1.800% due 05/14/2018		400	401
2.300% due 05/14/2021		100	100
3.600% due 05/14/2025		200	204
Altice Financing S.A.
6.625% due 02/15/2023		400	425
7.500% due 05/15/2026		700	779
American Airlines Pass-Through Trust
3.000% due 04/15/2030		400	393
Anheuser-Busch InBev Worldwide, Inc.
1.860% due 08/01/2018		3,400	3,428
Broadcom Corp.
3.000% due 01/15/2022		400	404
3.625% due 01/15/2024		100	102
Canadian Natural Resources Ltd.
1.750% due 01/15/2018		300	300
Charter Communications Operating LLC
4.464% due 07/23/2022		200	213
4.908% due 07/23/2025		200	216
6.484% due 10/23/2045		100	121
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		600	642
7.000% due 06/30/2024		200	224
CVS Health Corp.
5.125% due 07/20/2045		100	115
Dell International LLC
3.480% due 06/01/2019		150	154
4.420% due 06/15/2021		250	264
6.020% due 06/15/2026		150	166
DISH DBS Corp.
4.250% due 04/01/2018		300	305
4.625% due 07/15/2017		200	200
7.875% due 09/01/2019		200	221
Forest Laboratories LLC
4.875% due 02/15/2021		233	251
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	500	565

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kraft Heinz Foods Co.
2.000% due 07/02/2018		$350	$351
Nissan Motor Acceptance Corp.
2.650% due 09/26/2018		200	202
QUALCOMM, Inc.
4.800% due 05/20/2045		100	110
Reynolds Group Issuer, Inc.
7.000% due 07/15/2024		125	134
SFR Group S.A.
7.375% due 05/01/2026		500	544
Thermo Fisher Scientific, Inc.
3.600% due 08/15/2021		400	417
Universal Health Services, Inc.
3.750% due 08/01/2019		400	410
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		400	406

			12,767

UTILITIES 1.3%
AES Corp.
4.202% due 06/01/2019		294	295
AT&T, Inc.
2.226% due 06/30/2020		300	304
Petrobras Global Finance BV
4.375% due 05/20/2023		50	47
6.250% due 12/14/2026	GBP	100	133
6.850% due 06/05/2115		$350	311
8.375% due 05/23/2021		1,600	1,795
Verizon Communications, Inc.
2.992% due 09/14/2018		900	916
4.125% due 03/16/2027		300	311

			4,112

Total Corporate Bonds & Notes (Cost $52,807)			53,575

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		100	103
7.750% due 01/01/2042		100	102
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		110	103

			308

TEXAS 0.1%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		200	212

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)		3,000	161

Total Municipal Bonds & Notes (Cost $653)			681

U.S. GOVERNMENT AGENCIES 7.9%
Fannie Mae, TBA
3.000% due 08/01/2047		5,500	5,483
3.500% due 08/01/2047 - 09/01/2047		17,900	18,340
Freddie Mac
1.689% due 10/25/2021 (a)		373	20
Ginnie Mae, TBA
4.000% due 07/01/2047		1,000	1,052

Total U.S. Government Agencies (Cost $25,021)			24,895

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 49.5%
U.S. Treasury Bonds
2.875% due 11/15/2046		$150	$151
U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2024		2,884	2,834
0.125% due 07/15/2026		1,806	1,743
0.250% due 01/15/2025		3,283	3,226
0.625% due 07/15/2021		1,193	1,224
0.625% due 01/15/2026		2,799	2,818
1.125% due 01/15/2021 (k)		2,571	2,670
2.000% due 01/15/2026 (m)		801	898
2.375% due 01/15/2025		519	591
2.375% due 01/15/2027		2,680	3,124
U.S. Treasury Notes
1.250% due 07/31/2023		4,000	3,819
1.375% due 06/30/2023		7,550	7,269
1.375% due 08/31/2023		4,600	4,419
1.625% due 02/15/2026		700	665
1.625% due 05/15/2026		1,230	1,166
1.875% due 11/30/2021 (k)(m)		3,700	3,710
1.875% due 10/31/2022 (m)		18,600	18,535
2.000% due 05/31/2021 (k)(m)		1,100	1,111
2.000% due 07/31/2022 (k)(m)		11,400	11,451
2.000% due 04/30/2024 (i)		8,500	8,435
2.000% due 05/31/2024 (i)		54,200	53,756
2.125% due 09/30/2021 (k)		16,500	16,726
2.125% due 05/15/2025		50	50
2.250% due 12/31/2023		4,150	4,191
2.250% due 01/31/2024		1,270	1,282

Total U.S. Treasury Obligations (Cost $156,874)			155,864

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.8%
Banc of America Mortgage Trust
3.778% due 06/25/2035		196	186
BCAP LLC Trust
5.250% due 06/26/2036		456	349
Bear Stearns Adjustable Rate Mortgage Trust
3.249% due 11/25/2034		663	539
3.430% due 01/25/2035		16	16
CBA Commercial Small Balance Commercial Mortgage
1.466% due 06/25/2038		1,374	837
Countrywide Alternative Loan Trust
1.392% due 02/20/2047 ^		350	278
6.000% due 02/25/2037 ^		463	351
6.500% due 11/25/2037 ^		650	522
Countrywide Home Loan Mortgage Pass-Through Trust
3.106% due 02/20/2036		646	512
3.399% due 08/25/2034		287	276
Credit Suisse Mortgage Capital Certificates
1.354% due 12/27/2035		1,115	1,086
Deutsche ALT-A Securities, Inc.
1.546% due 08/25/2037		744	580
First Horizon Alternative Mortgage Securities Trust
3.129% due 06/25/2034		175	172
3.161% due 01/25/2036 ^		341	271
3.217% due 06/25/2036		345	284
First Horizon Mortgage Pass-Through Trust
2.955% due 11/25/2037 ^		2,791	2,672
GSMPS Mortgage Loan Trust
8.000% due 01/25/2035		668	744
HarborView Mortgage Loan Trust
2.029% due 11/19/2034		68	59
IndyMac Mortgage Loan Trust
1.426% due 04/25/2046		2,628	2,330
3.290% due 10/25/2034		39	39
3.548% due 08/25/2037		386	329
RBSSP Resecuritization Trust
1.274% due 02/26/2037		755	723
RMAC Securities PLC
0.439% due 06/12/2044	GBP	1,408	1,755
Structured Asset Mortgage Investments Trust
1.416% due 08/25/2036		$1,182	1,186

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035	$309	$302
Thornburg Mortgage Securities Trust
1.346% due 06/25/2037	434	418
2.466% due 06/25/2037 ^	67	62
Wachovia Bank Commercial Mortgage Trust
6.174% due 02/15/2051	58	58
WaMu Mortgage Pass-Through Certificates Trust
1.446% due 04/25/2045	90	86
Washington Mutual Mortgage Pass-Through Certificates Trust
2.666% due 09/25/2035 ^	1,166	935
Wells Fargo Mortgage-Backed Securities Trust
3.161% due 06/25/2035	246	249

Total Non-Agency Mortgage-Backed Securities (Cost $16,576)		18,206

ASSET-BACKED SECURITIES 25.4%
ACE Securities Corp. Home Equity Loan Trust
1.376% due 05/25/2036	572	567
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.936% due 03/25/2035	1,900	1,882
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.596% due 02/25/2036	1,847	1,402
Asset-Backed Funding Certificates Trust
1.376% due 01/25/2037	3,147	2,127
1.436% due 01/25/2037	2,190	1,491
Asset-Backed Securities Corp. Home Equity Loan Trust
2.236% due 07/25/2035	4,263	3,888
Atlas Senior Loan Fund Ltd.
2.379% due 08/18/2025	1,000	1,001
2.408% due 10/15/2026	1,000	1,002
Bear Stearns Asset-Backed Securities Trust
1.666% due 11/25/2035 ^	1,650	1,649
1.706% due 09/25/2035	1,100	1,086
Belle Haven ABS CDO Ltd.
1.532% due 11/03/2044	266	136
1.572% due 11/03/2044	408	209
Carlyle Global Market Strategies CLO Ltd.
2.278% due 07/15/2025	1,000	1,002
2.320% due 07/27/2026	500	500
CIFC Funding Ltd.
2.370% due 01/29/2025	841	842
CIT Mortgage Loan Trust
2.566% due 10/25/2037	1,017	1,012
Citigroup Mortgage Loan Trust, Inc.
1.356% due 08/25/2036	29	29
1.666% due 10/25/2035	1,000	924
Countrywide Asset-Backed Certificates
1.346% due 12/25/2036 ^	412	414
1.356% due 08/25/2037	2,107	2,017
1.356% due 06/25/2047 ^	681	530
1.366% due 07/25/2036	790	817
1.366% due 04/25/2047	725	707
1.426% due 05/25/2047	2,544	1,692
4.816% due 07/25/2036	300	253
Countrywide Asset-Backed Certificates Trust
1.566% due 05/25/2036	69	69
1.886% due 08/25/2035	1,660	1,667
4.757% due 08/25/2035	472	487
Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.500% due 03/25/2021	442	443
Credit-Based Asset Servicing and Securitization LLC
3.907% due 03/25/2037 ^	2,760	1,572
Dryden Senior Loan Fund
2.282% due 08/15/2025	1,000	1,000
2.358% due 01/15/2025	929	930
First Franklin Mortgage Loan Trust
1.576% due 11/25/2035	4,000	3,351
Flatiron CLO Ltd.
2.338% due 07/17/2026	500	501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Galaxy CLO Ltd.
2.310% due 11/16/2025	$500	$501
GoldenTree Loan Opportunities Ltd.
2.306% due 04/25/2025	2,000	2,005
GSAA Home Equity Trust
1.496% due 07/25/2037	2,876	1,056
GSAMP Trust
1.416% due 11/25/2036	1,108	663
1.446% due 03/25/2047	2,000	1,439
Home Equity Asset Trust
1.906% due 08/25/2035	1,900	1,610
HSI Asset Securitization Corp. Trust
1.326% due 12/25/2036	2,396	1,021
1.436% due 12/25/2036	674	291
Huntington CDO Ltd.
1.441% due 11/05/2040	101	99
JMP Credit Advisors CLO Ltd.
2.398% due 10/17/2025	500	501
JPMorgan Mortgage Acquisition Corp.
1.556% due 02/25/2036	1,060	1,005
KVK CLO Ltd.
2.308% due 01/15/2026	500	500
Limerock CLO Ltd.
2.458% due 04/18/2026	500	502
Long Beach Mortgage Loan Trust
1.476% due 08/25/2045	1,276	1,116
Madison Park Funding Ltd.
2.268% due 01/19/2025	500	501
MASTR Specialized Loan Trust
1.586% due 01/25/2037	1,867	1,125
Monroe Capital BSL CLO Ltd.
2.752% due 05/22/2027	1,000	1,007
Morgan Stanley ABS Capital, Inc. Trust
1.356% due 11/25/2036	216	134
1.366% due 10/25/2036	504	305
Morgan Stanley Capital, Inc. Trust
1.396% due 03/25/2036	28	23
1.506% due 01/25/2036	389	376
Morgan Stanley Home Equity Loan Trust
1.356% due 12/25/2036	2,422	1,361
1.476% due 04/25/2036	3,612	2,808
Morgan Stanley IXIS Real Estate Capital Trust
1.366% due 07/25/2036	1,742	1,019
Nelder Grove CLO Ltd.
2.300% due 08/28/2026	500	500
OHA Credit Partners Ltd.
2.276% due 04/20/2025	1,000	1,001
Option One Mortgage Loan Trust
1.546% due 04/25/2037	3,683	2,422
Race Point CLO Ltd.
2.379% due 11/08/2024	580	580
Residential Asset Securities Corp. Trust
1.676% due 11/25/2035	3,100	2,827
Saratoga Investment Corp. CLO Ltd.
2.706% due 10/20/2025	2,000	2,015
Securitized Asset-Backed Receivables LLC Trust
1.981% due 02/25/2034	444	429
Sierra Madre Funding Ltd.
1.373% due 09/07/2039	813	692
1.393% due 09/07/2039	1,877	1,598
Sofi Consumer Loan Program LLC
2.770% due 05/25/2026	728	732
SpringCastle America Funding LLC
3.050% due 04/25/2029	1,195	1,203
Staniford Street CLO Ltd.
2.426% due 06/15/2025	500	500
Structured Asset Investment Loan Trust
1.576% due 10/25/2035	203	203
Structured Asset Securities Corp. Mortgage Loan Trust
1.886% due 11/25/2035	1,000	857
Tralee CLO Ltd.
2.506% due 07/20/2026	3,000	3,002

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Triaxx Prime CDO Ltd.
1.255% due 10/02/2039		$289	$223
VOLT LLC
3.125% due 06/25/2047		300	300
Wells Fargo Home Equity Asset-Backed Securities Trust
1.446% due 04/25/2037		1,430	1,361
WhiteHorse Ltd.
2.370% due 02/03/2025		1,226	1,227

Total Asset-Backed Securities (Cost $73,722)			79,839

SOVEREIGN ISSUES 2.2%
Brazil Government International Bond
5.625% due 02/21/2047		50	48
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2018 (d)	BRL	1,000	284
0.000% due 07/01/2018 (d)		7,600	2,111
Kuwait International Government Bond
3.500% due 03/20/2027		$1,300	1,330
New Zealand Government International Bond
2.000% due 09/20/2025 (f)	NZD	210	156
3.000% due 09/20/2030 (f)		833	686
Republic of Greece Government International Bond
3.375% due 07/17/2017	EUR	800	915
4.750% due 04/17/2019		500	581
Saudi Government International Bond
4.500% due 10/26/2046		$600	613
Slovenia Government International Bond
5.250% due 02/18/2024		300	344

Total Sovereign Issues (Cost $7,022)			7,068

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.3%

CERTIFICATES OF DEPOSIT 2.6%
Barclays Bank PLC
1.949% due 11/06/2017		$900	$902
1.973% due 12/06/2017		1,400	1,403
Mitsubishi UFJ Trust & Banking Corp.
1.987% due 09/19/2017		600	601
Mizuho Bank Ltd.
1.928% due 12/12/2017		500	501
Natixis NY
1.979% due 09/25/2017		1,500	1,502
Norinchukin Bank
1.871% due 10/10/2017		200	200
1.871% due 10/11/2017		200	201
1.871% due 10/12/2017		500	501
Sumitomo Mitsui Banking Corp.
1.946% due 09/15/2017		1,300	1,302
Sumitomo Mitsui Trust Bank Ltd.
1.997% due 09/18/2017		1,000	1,002

			8,115

REPURCHASE AGREEMENTS (h) 0.2%
			786

ARGENTINA TREASURY BILLS 0.5%
3.237% due 08/25/2017 - 10/13/2017 (c)(d)		1,600	1,594

JAPAN TREASURY BILLS 0.9%
(0.140)% due 08/07/2017 (d)(e)	JPY	300,000	2,667

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 0.1%
6.753% due 08/17/2017 (d)	MXN	4,600	$251

Total Short-Term Instruments (Cost $13,394)			13,413

Total Investments in Securities (Cost $349,734)			357,223

		SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio III		37,188	368

Total Short-Term Instruments (Cost $368)			368

Total Investments in Affiliates (Cost $368)			368

Total Investments 113.6% (Cost $350,102)			$357,591

Financial Derivative Instruments (j)(l) 0.2% (Cost or Premiums, net $(1,184))			774

Other Assets and Liabilities, net (13.8)%			(43,677)

Net Assets 100.0%			$314,688

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.050%	06/30/2017	07/03/2017	$786	U.S. Treasury Notes 3.500% due 05/15/2020(2)	$(806)	$786	$786

Total Repurchase Agreements						$(806)	$786	$786

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOS	1.320%	06/28/2017	07/12/2017	$(2,097)	$(2,098)
	1.350	06/29/2017	07/06/2017	(300)	(300)
DEU	1.280	07/03/2017	07/10/2017	(1,293)	(1,293)
GRE	1.350	06/22/2017	07/06/2017	(7,930)	(7,933)
	1.380	06/22/2017	07/06/2017	(1,206)	(1,206)

Total Reverse Repurchase Agreements					$(12,830)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BCY	1.550%	06/30/2017	07/03/2017	$(1,495)	$(1,495)
UBS	1.220	06/05/2017	09/05/2017	(4,703)	(4,708)
	1.220	06/06/2017	09/06/2017	(2,612)	(2,614)

Total Sale-Buyback Transactions					$(8,817)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.3)%
Fannie Mae, TBA	4.000%	08/01/2047	$900	$(946)	$(944)

Total Short Sales (0.3)%				$(946)	$(944)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(2,398)	$0	$(2,398)	$2,380	$(18)
DEU	0	(1,293)	0	(1,293)	1,289	(4)
GRE	0	(9,139)	0	(9,139)	9,026	(113)
SSB	786	0	0	786	(806)	(20)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,495)	(1,495)	1,488	(7)
UBS	0	0	(7,322)	(7,322)	7,244	(78)

Total Borrowings and Other Financing Transactions	$786	$(12,830)	$(8,817)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(11,537)	$0	$0	$(11,537)

Total	$0	$(11,537)	$0	$0	$(11,537)
Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,495)	(7,322)	0	(8,817)

Total	$0	$(1,495)	$(7,322)	$0	$(8,817)

Total Borrowings	$0	$(13,032)	$(7,322)	$0	$(20,354)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions(6)					$(20,354)

(i)	Securities with an aggregate market value of $21,428 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(1,772) at a weighted average interest rate of 1.233%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Payable for sale-buyback transactions includes $(16) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(1,293) is outstanding at period end.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August Futures	$124.000	07/21/2017	41	$(8)	$(6)
Call - CBOT U.S. Treasury 10-Year Note August Futures	128.000	07/21/2017	41	(8)	(1)

				$(16)	$(7)

Total Written Options				$(16)	$(7)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond September Futures	09/2017	3	AUD	298	$(5)	$0	$(3)
Euro-Bund 10-Year Bond September Futures	09/2017	26	EUR	4,807	(28)	0	(47)

					$(33)	$0	$(50)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2019	581	$	(142,468)	$(39)	$58	$0
Euro-OAT France Government 10-Year Bond September Futures	09/2017	54	EUR	(9,158)	54	80	0

					$15	$138	$0

Total Futures Contracts					$(18)	$138	$(50)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
Canadian Natural Resources Ltd.	1.000%	03/20/2018	0.130%	$300	$(2)	$0	$(2)	$0	$0
Kinder Morgan Energy Partners LP	1.000	03/20/2019	0.174	200	(1)	(2)	(3)	0	0
Kraft Heinz Foods Co.	1.000	09/20/2018	0.093	350	(6)	2	(4)	0	0

					$(9)	$0	$(9)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Airbus Group Finance BV	1.000%	12/20/2017	0.078%	EUR	400	$2	$0	$2	$0	$0
Berkshire Hathaway, Inc.	1.000	06/20/2018	0.102	$	300	3	0	3	0	0
Berkshire Hathaway, Inc.	1.000	09/20/2018	0.130		1,300	16	(2)	14	0	0
Berkshire Hathaway, Inc.	1.000	03/20/2019	0.162		1,100	16	0	16	0	0
Berkshire Hathaway, Inc.	1.000	09/20/2020	0.275		400	5	4	9	0	0
Citigroup, Inc.	1.000	03/20/2019	0.240		500	7	0	7	0	0
Ford Motor Co.	5.000	03/20/2019	0.222		400	39	(6)	33	0	0
MetLife, Inc.	1.000	03/20/2019	0.155		800	10	2	12	0	0
MetLife, Inc.	1.000	12/20/2021	0.512		900	0	19	19	0	0
MetLife, Inc.	1.000	06/20/2022	0.590		800	7	9	16	0	0
Sprint Communications, Inc.	5.000	12/20/2019	1.095		2,200	126	86	212	0	(3)
Volkswagen International Finance NV	1.000	12/20/2017	0.108	EUR	100	1	0	1	0	0

						$232	$112	$344	$0	$(3)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Europe Main 26 5-Year Index	1.000%	12/20/2021	EUR	600	$(8)	$(8)	$(16)	$0	$0
iTraxx Europe Main 27 5-Year Index	1.000	06/20/2022		3,900	(57)	(41)	(98)	4	0
iTraxx Europe Senior 27 5-Year Index	1.000	06/20/2022		2,500	(15)	(52)	(67)	0	0

					$(80)	$(101)	$(181)	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
							Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$1,188	$61	$35	$96	$2	$0
CDX.HY-28 5-Year Index	5.000	06/20/2022	800	55	1	56	2	0
CDX.IG-25 5-Year Index	1.000	12/20/2020	2,500	9	43	52	1	0
CDX.IG-28 5-Year Index	1.000	06/20/2022	2,200	39	2	41	1	0

				$164	$81	$245	$6	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	12/21/2026	$	28,400	$(656)	$1,926	$1,270	$83	$0
Receive	3-Month USD-LIBOR	1.250	06/15/2018		9,400	18	(2)	16	1	0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		20,300	(244)	173	(71)	4	0
Receive	3-Month USD-LIBOR	1.250	06/21/2019		5,400	55	(17)	38	2	0
Receive	3-Month USD-LIBOR	1.250	06/21/2020		36,600	836	(312)	524	33	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		24,800	698	(521)	177	0	(25)
Receive	3-Month USD-LIBOR	1.750	12/21/2023		32,600	(706)	1,352	646	76	0
Receive	3-Month USD-LIBOR	2.330	08/19/2025		2,800	(150)	101	(49)	8	0
Receive	3-Month USD-LIBOR	2.150	12/03/2025		2,100	0	8	8	6	0
Receive	3-Month USD-LIBOR	2.300	12/03/2025		300	(4)	2	(2)	1	0
Receive	3-Month USD-LIBOR	1.500	06/21/2027		15,700	1,363	(267)	1,096	48	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		2,350	(132)	161	29	10	0
Receive	3-Month USD-LIBOR	2.250	12/21/2046		550	59	(22)	37	2	0
Receive	6-Month EUR-EURIBOR	0.430	12/11/2019	EUR	1,000	(9)	(8)	(17)	1	0
Receive(6)	6-Month EUR-EURIBOR	0.250	09/20/2022		14,800	(138)	68	(70)	0	(68)
Receive(6)	6-Month EUR-EURIBOR	1.000	09/20/2027		3,250	(29)	10	(19)	35	0
Receive(6)	6-Month EUR-EURIBOR	1.500	03/21/2048		3,000	60	18	78	81	0
Receive	6-Month GBP-LIBOR	2.050	09/23/2019	GBP	600	(23)	(3)	(26)	1	0
Receive	6-Month GBP-LIBOR	1.650	01/22/2020		2,100	(30)	(46)	(76)	2	0
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		700	(23)	(25)	(48)	3	0
Receive	6-Month JPY-LIBOR	0.300	03/18/2026	JPY	770,000	(93)	42	(51)	12	0
Pay	UKRPI	3.400	06/15/2030	GBP	50	0	1	1	0	(1)
Pay	UKRPI	3.300	11/15/2030		1,012	(38)	13	(25)	0	(13)

						$814	$2,652	$3,466	$409	$(107)

Total Swap Agreements						$1,121	$2,744	$3,865	$419	$(110)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$138	$419	$557		$(7)	$(50)	$(110)	$(167)

(k)	Securities with an aggregate market value of $5,629 and cash of $1,125 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	EUR	4,028		$4,527	$0	$(73)
	08/2017	JPY	10,000		90	1	0
	08/2017	PEN	5,221		1,589	0	(12)
	08/2017		$2,832	MXN	54,803	171	0
	12/2017		1,328	CNH	9,447	50	0
	07/2018	BRL	1,400		$413	15	0
BPS	07/2017		7,400		2,540	307	0
	07/2017		$2,121	BRL	7,400	113	0
	07/2017		4,717	EUR	4,147	19	0
	07/2017		79	JPY	8,800	0	0
	08/2017	EUR	4,147		$4,724	0	(19)
	08/2017	JPY	8,800		79	0	0
	08/2017		$1,005	COP	2,941,304	0	(45)
	08/2017		1,570	PEN	5,166	14	0
CBK	07/2017	BRL	7,978		$2,414	6	0
	07/2017	GBP	4,884		6,284	0	(77)
	07/2017		$2,411	BRL	7,978	0	(4)
	08/2017	JPY	190,000		$1,711	20	0
	08/2017		$2,399	BRL	7,978	0	(5)
	09/2017		733	RUB	42,474	0	(24)
	04/2018	BRL	1,000		$302	14	0
	07/2018		1,000		297	13	0
DUB	07/2017		7,400		2,237	3	0
	07/2017		$2,121	BRL	7,400	113	0
	01/2021		87		380	5	0
FBF	08/2017	MXN	3,300		$165	0	(15)
GLM	07/2017	BRL	7,978		2,411	3	0
	07/2017	JPY	8,800		79	1	0
	07/2017		$2,401	BRL	7,978	7	0
	10/2017		861	RUB	50,450	0	(24)
	07/2018	BRL	1,000		$298	14	0
HUS	09/2017	SGD	3,307		2,396	0	(9)
	12/2017	CNH	9,447		1,296	0	(83)
	01/2021	BRL	380		59	0	(33)
JPM	07/2017	EUR	119		133	0	(3)
	07/2017	NZD	1,109		784	0	(29)
	08/2017	MXN	59,889		3,166	0	(116)
	08/2017		$113	MXN	2,044	0	(1)
	09/2017	KRW	887,763		$786	10	0
	07/2018	BRL	2,300		677	24	0
MSB	07/2018		1,900		558	19	0
SOG	08/2017	MXN	1,300		65	0	(6)
	09/2017	TWD	70,939		2,339	5	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
UAG	07/2017	BRL	7,000		$2,466	$353	$0
	07/2017		$2,116	BRL	7,000	0	(3)
	07/2017		6,259	GBP	4,884	102	0
	08/2017	GBP	4,884		$6,265	0	(102)
	08/2017	JPY	100,000		901	10	0

Total Forward Foreign Currency Contracts						$1,412	$(683)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600%	02/15/2018	GBP	6,750	$48	$25
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	2,300	117	81
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	02/15/2018	GBP	6,750	47	25
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.550	02/21/2018		3,200	22	14
	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.470	03/01/2018		3,300	22	19
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	09/24/2018	$	4,600	238	162
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650%	11/15/2018	$	31,600	$179	$88
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		5,400	259	192

								$932	$606

Total Purchased Options								$932	$606

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/24/2018	$	11,600	$(121)	$(89)
FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	02/15/2018		17,500	(101)	(12)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.980	02/21/2018		4,200	(23)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	09/24/2018		23,000	(245)	(176)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.880	07/07/2017		4,300	(10)	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.480	07/07/2017		4,300	(15)	0
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	03/01/2018		4,300	(25)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		27,100	(287)	(218)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		6,800	(179)	(94)

								$(1,006)	$(597)

Total Written Options								$(1,006)	$(597)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		172		657		(261)		(388)		(98)		82
Notional Amount in $	$	93,000		$42,000		$0	$	(24,900)	$	(7,000)	$	103,100
Notional Amount in EUR	EUR	3,100	EUR	2,400	EUR	(1,200)	EUR	(3,100)	EUR	(1,200)	EUR	0
Notional Amount in GBP	GBP	2,500	GBP	0	GBP	0	GBP	(2,500)	GBP	0	GBP	0
Premiums	$	(1,360)		$(452)		$73	$	612	$	105	$	(1,022)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	UBS AG	(1.000)%	06/20/2024	0.943%	$	100	$7	$(7)	$0	$0
BPS	UBS AG	(1.000)	06/20/2024	0.943		200	13	(14)	0	(1)

							$20	$(21)	$0	$(1)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	06/20/2022	1.359%	$	300	$(5)	$0	$0	$(5)
	Italy Government International Bond	1.000	06/20/2019	0.394		2,100	(38)	64	26	0
BPS	Colombia Government International Bond	1.000	06/20/2021	1.040		100	(3)	3	0	0
	Colombia Government International Bond	1.000	06/20/2022	1.359		100	(2)	0	0	(2)
BRC	Colombia Government International Bond	1.000	06/20/2021	1.040		500	(16)	15	0	(1)
	Italy Government International Bond	1.000	09/20/2019	0.464		300	0	4	4	0
CBK	Brazil Government International Bond	1.000	09/20/2017	0.432		1,900	(4)	7	3	0
	Shire Acquisitions Investments Ireland DAC	1.000	12/20/2021	1.227	EUR	400	(15)	11	0	(4)
DUB	Italy Government International Bond	1.000	03/20/2019	0.364	$	200	(4)	6	2	0
	Italy Government International Bond	1.000	06/20/2019	0.394		700	(13)	21	8	0
	Italy Government International Bond	1.000	09/20/2019	0.464		2,600	6	26	32	0
	Mexico Government International Bond	1.000	12/20/2018	0.374		200	0	2	2	0
FBF	Mexico Government International Bond	1.000	12/20/2018	0.374		100	0	1	1	0
GST	Colombia Government International Bond	1.000	06/20/2021	1.040		400	(13)	13	0	0
HUS	Colombia Government International Bond	1.000	06/20/2022	1.359		100	(2)	0	0	(2)
	Italy Government International Bond	1.000	03/20/2019	0.364		300	(6)	9	3	0
	Mexico Government International Bond	1.000	12/20/2018	0.374		1,000	2	8	10	0
JPM	Qatar Government International Bond	1.000	06/20/2019	0.778		1,000	21	(16)	5	0
MYC	California State General Obligation Bonds, Series 2003	1.000	09/20/2024	0.954		100	1	(1)	0	0
	Italy Government International Bond	1.000	03/20/2019	0.364		200	(4)	6	2	0

							$(95)	$179	$98	$(14)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(4)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	1,968	$(402)	$235	$0	$(167)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019		300	40	(5)	35	0
BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		1,439	(293)	171	0	(122)
CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019		200	27	(4)	23	0
MYC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		1,438	(297)	175	0	(122)
	CMBX.NA.AAA.10 Index	0.500	11/17/2059		1,600	(55)	18	0	(37)
UAG	CMBX.NA.AAA.10 Index	0.500	11/17/2059		1,100	(39)	14	0	(25)

						$(1,019)	$ 604	$58	$ (473)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	UKRPI	3.140%	01/14/2030	GBP	940	$0	$(22)	$0	$(22)

Total Swap Agreements							$(1,094)	$740	$156	$(510)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$237	$0	$61	$298	$(85)	$0	$(172)	$(257)	$41	$0	$41
BPS	453	0	0	453	(64)	0	(3)	(67)	386	(390)	(4)
BRC	0	25	4	29	0	0	(123)	(123)	(94)	307	213
CBK	53	81	26	160	(110)	(89)	(4)	(203)	(43)	0	(43)
DUB	121	0	44	165	0	0	0	0	165	(260)	(95)
FBF	0	0	1	1	(15)	(12)	0	(27)	(26)	0	(26)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	21

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
GLM	$25	$220	$0	$245	$(24)	$(180)	$(22)	$(226)	$19	$0	$19
HUS	0	0	13	13	(125)	0	(2)	(127)	(114)	0	(114)
JPM	34	0	5	39	(149)	0	0	(149)	(110)	0	(110)
MSB	19	0	0	19	0	0	0	0	19	0	19
MYC	0	280	2	282	0	(316)	(159)	(475)	(193)	326	133
SOG	5	0	0	5	(6)	0	0	(6)	(1)	0	(1)
UAG	465	0	0	465	(105)	0	(25)	(130)	335	(400)	(65)

Total Over the Counter	$1,412	$606	$156	$2,174	$(683)	$(597)	$(510)	$(1,790)

(m)	Securities with an aggregate market value of $633 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$138	$138
Swap Agreements	0	10	0	0	409	419

	$0	$10	$0	$0	$547	$557

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,412	$0	$1,412
Purchased Options	0	0	0	0	606	606
Swap Agreements	0	156	0	0	0	156

	$0	$156	$0	$1,412	$606	$2,174

	$0	$166	$0	$1,412	$1,153	$2,731

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

June 30, 2017 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	50	50
Swap Agreements	0	3	0	0	107	110

	$0	$3	$0	$0	$164	$167

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$683	$0	$683
Written Options	0	0	0	0	597	597
Swap Agreements	0	488	0	0	22	510

	$0	$488	$0	$683	$619	$1,790

	$0	$491	$0	$683	$783	$1,957

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(94)	$(94)
Written Options	0	0	0	0	210	210
Futures	0	0	0	0	360	360
Swap Agreements	0	310	0	0	1,537	1,847

	$0	$310	$0	$0	$2,013	$2,323

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,012	$0	$2,012
Purchased Options	0	0	0	(106)	(123)	(229)
Written Options	0	0	0	227	207	434
Swap Agreements	0	216	0	1	57	274

	$0	$216	$0	$2,134	$141	$2,491

	$0	$526	$0	$2,134	$2,154	$4,814

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	154	154
Swap Agreements	0	(112)	0	0	(2,194)	(2,306)

	$0	$(112)	$0	$0	$(2,035)	$(2,147)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,672)	$0	$(1,672)
Purchased Options	0	0	0	(355)	(379)	(734)
Written Options	0	0	0	(225)	694	469
Swap Agreements	0	278	0	0	9	287

	$0	$278	$0	$(2,252)	$324	$(1,650)

	$0	$166	$0	$(2,252)	$(1,711)	$(3,797)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2017	23

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,486	$196	$3,682
Corporate Bonds & Notes
Banking & Finance	0	36,696	0	36,696
Industrials	0	12,767	0	12,767
Utilities	0	4,112	0	4,112
Municipal Bonds & Notes
Illinois	0	308	0	308
Texas	0	212	0	212
West Virginia	0	161	0	161
U.S. Government Agencies	0	24,895	0	24,895
U.S. Treasury Obligations	0	155,864	0	155,864
Non-Agency Mortgage-Backed Securities	0	18,206	0	18,206
Asset-Backed Securities	0	79,539	300	79,839
Sovereign Issues	0	7,068	0	7,068
Short-Term Instruments
Certificates of Deposit	0	8,115	0	8,115
Repurchase Agreements	0	786	0	786
Argentina Treasury Bills	0	1,594	0	1,594
Japan Treasury Bills	0	2,667	0	2,667
Mexico Treasury Bills	0	251	0	251

	$0	$356,727	$496	$357,223

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$368	$0	$0	$368

Total Investments	$368	$356,727	$496	$357,591

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(944)	$0	$(944)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	138	419	0	557
Over the counter	0	2,174	0	2,174

	$138	$2,593	$0	$2,731

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(50)	(117)	0	(167)
Over the counter	0	(1,786)	(4)	(1,790)

	$(50)	$(1,903)	$(4)	$(1,957)

Total Financial Derivative Instruments	$88	$690	$(4)	$774

Totals	$456	$356,473	$492	$357,421

There were no significant transfers among Levels 1, 2, or 3 during the period ended June 30, 2017.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

PIMCO Variable Insurance Trust (the “Trust”) was established as a Delaware business trust on October 3, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Information presented in these financial statements pertains to the Institutional Class, Class M, Administrative Class and Advisor Class shares of the PIMCO Unconstrained Bond Portfolio (the “Portfolio”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

SEMIANNUAL REPORT	JUNE 30, 2017	25

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

If the Portfolio estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Portfolio will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Portfolio’s daily internal accounting records and practices, the Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is evaluating the implications of these changes on the financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

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In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolio has adopted the ASU. The implementation of the ASU did not have an impact on the Portfolio’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the

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Notes to Financial Statements (Cont.)

NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value

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hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant

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Notes to Financial Statements (Cont.)

unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III and the PIMCO Short-Term Floating NAV Portfolio IV (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in an affiliated Fund for the period ended June 30, 2017 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2017	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$17,103	$69,868	$(86,600)	$(6)	$3	$368	$168	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Portfolio. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments

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may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2017, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the

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Notes to Financial Statements (Cont.)

U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments in the Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement

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prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit,

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currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value in general better reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, the Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty. To the extent the Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  The Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced

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Notes to Financial Statements (Cont.)

obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of the fixed rate bonds that the Portfolio holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below

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a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency and equity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Portfolio currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Portfolio. Also, the Portfolio may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Portfolio in the same manner as a high volume of purchase or redemption requests. Large shareholder transactions may impact the Portfolio’s liquidity and net asset value. Such transactions may also increase the Portfolio’s transaction costs or otherwise cause the Portfolio to perform differently than intended. Moreover, the Portfolio is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

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Notes to Financial Statements (Cont.)

changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, seeks to minimize counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty is required to advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee   PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	Class M	Administrative Class	Advisor Class
0.60%	0.30%	0.30%	0.30%	0.30%

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an

SEMIANNUAL REPORT	JUNE 30, 2017	39

Notes to Financial Statements (Cont.)

Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

	Distribution Fee	Servicing Fee
Class M	0.25%	0.20%
Administrative Class	—	0.15%
Advisor Class	0.25%	—

(d) Portfolio Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $36,850, plus $3,800 for each Board meeting attended in person, $775 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $6,000, the valuation oversight committee lead receives an additional annual retainer of $4,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $2,125) and the governance committee chair receives an additional annual retainer of $2,750. The Lead Independent Trustee receives an annual retainer of $3,500.

These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including

40	PIMCO VARIABLE INSURANCE TRUST

June 30, 2017 (Unaudited)

brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$416,174	$409,193	$28,382	$16,749

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 06/30/2017		Year Ended 12/31/2016
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	51	$519	42	$429
Class M	3	34	42	422
Administrative Class	1,678	17,308	3,880	38,757
Advisor Class	282	2,919	512	5,083
Issued as reinvestment of distributions
Institutional Class	12	129	30	297
Class M	0	4	1	7
Administrative Class	203	2,109	472	4,709
Advisor Class	8	84	17	169
Cost of shares redeemed
Institutional Class	(88)	(908)	(138)	(1,380)
Class M	(6)	(64)	(12)	(120)
Administrative Class	(1,520)	(15,737)	(3,939)	(39,344)
Advisor Class	(225)	(2,329)	(327)	(3,242)
Net increase (decrease) resulting from Portfolio share transactions	398	$4,068	580	$5,787

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 71% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of the preparation of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions

SEMIANNUAL REPORT	JUNE 30, 2017	41

Notes to Financial Statements (Cont.)

June 30, 2017 (Unaudited)

for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2016, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Unconstrained Bond Portfolio	$6,831	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
$350,147	$10,839	$(3,395)	$7,444

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	SOG	Societe Generale
BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UBS	UBS Securities LLC
DEU	Deutsche Bank Securities, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol
BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	SGD	Singapore Dollar
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	NZD	New Zealand Dollar	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles

SEMIANNUAL REPORT	JUNE 30, 2017	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pimco.com/pvit

PVIT19SAR_063017

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s

Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: August 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: August 28, 2017

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: August 28, 2017